UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-07589
THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31, 2007
Date of reporting period: November 1, 2006 — October 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report October 31, 2007

• Manager Discussions
• Financials

Please note that the responses to the questions: How did the Fund perform? and Why did the Fund perform this way?, represent the views of the portfolio manager(s) of the applicable fund.

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.

Manager Discussions (Unaudited)
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements
Schedule of Investments at October 31, 2007
The Hartford Advisers Fund	107
The Hartford Balanced Allocation Fund	113
The Hartford Balanced Income Fund	114
The Hartford Capital Appreciation Fund	123
The Hartford Capital Appreciation II Fund	126
The Hartford Checks and Balances Fund	131
The Hartford Conservative Allocation Fund	132
The Hartford Disciplined Equity Fund	133
The Hartford Dividend and Growth Fund	135
The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund)	137
The Hartford Equity Income Fund	138
The Hartford Floating Rate Fund	140
The Hartford Fundamental Growth Fund (formerly The Hartford Focus Fund)	150
The Hartford Global Communications Fund	152
The Hartford Global Financial Services Fund	154
The Hartford Global Growth Fund (formerly The Hartford Global Leaders Fund)	156
The Hartford Global Health Fund	158
The Hartford Global Technology Fund	161
The Hartford Growth Allocation Fund	163
The Hartford Growth Fund	164
The Hartford Growth Opportunities Fund	166
The Hartford High Yield Fund	168
The Hartford High Yield Municipal Bond Fund	174
The Hartford Income Allocation Fund	177
The Hartford Income Fund	178
The Hartford Inflation Plus Fund	187
The Hartford International Growth Fund (formerly The Hartford International Capital Appreciation Fund)	189
The Hartford International Opportunities Fund	191
The Hartford International Small Company Fund	194
The Hartford LargeCap Growth Fund	197
The Hartford MidCap Fund	199
The Hartford MidCap Growth Fund	201
The Hartford MidCap Value Fund	203
The Hartford Money Market Fund	205
The Hartford Retirement Income Fund	207
The Hartford Select MidCap Growth Fund	208
The Hartford Select MidCap Value Fund	211
The Hartford Select SmallCap Value Fund	214
The Hartford Short Duration Fund	219
The Hartford Small Company Fund	223
The Hartford SmallCap Growth Fund	228
The Hartford Stock Fund	233
The Hartford Strategic Income Fund	236
The Hartford Target Retirement 2010 Fund	243
The Hartford Target Retirement 2020 Fund	244
The Hartford Target Retirement 2030 Fund	245
The Hartford Tax-Free California Fund	246
The Hartford Tax-Free Minnesota Fund	250
The Hartford Tax-Free National Fund	252
The Hartford Tax-Free New York Fund	258
The Hartford Total Return Bond Fund	260
The Hartford U.S. Government Securities Fund	270
The Hartford Value Fund	272
The Hartford Value Opportunities Fund	274
Statements of Assets and Liabilities at October 31, 2007	276
Statements of Operations for the Year Ended October 31, 2007	286
Statements of Changes in Net Assets for the Years Ended October 31, 2007 and October 31, 2006	296
Notes to Financial Statements	314
Financial Highlights	360
Report of Independent Registered Public Accounting Firm	384
Directors and Officers (Unaudited)	385
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	386
Federal Tax Information Notice (Unaudited)	387
Expense Example (Unaudited)	392
Shareholder Meeting Results (Unaudited)	400
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	401
Privacy Policy

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Government/Credit Bond Index is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks maximum long-term total return.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Advisers A#	7/22/96	13.23%	9.78%	6.34%	8.24%
Advisers A##	7/22/96	7.00%	8.54%	5.74%	7.70%
Advisers B#	7/22/96	12.32%	8.96%	NA *	NA *
Advisers B##	7/22/96	7.32%	8.67%	NA *	NA *
Advisers C#	7/22/96	12.44%	9.05%	5.61%	7.50%
Advisers C##	7/22/96	11.44%	9.05%	5.61%	7.50%
Advisers R3#	7/22/96	13.03%	10.12%	6.76%	8.68%
Advisers R4#	7/22/96	13.30%	10.17%	6.79%	8.71%
Advisers R5#	7/22/96	13.59%	10.23%	6.81%	8.73%
Advisers Y#	7/22/96	13.73%	10.26%	6.83%	8.74%

#	Without sales charge

##	With sales charge NA Not Applicable

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Steven T. Irons, CFA Senior Vice President, Partner	Peter I. Higgins, CFA Vice President
John C. Keogh	Christopher L. Goodkind, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned 13.23%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 14.58% for the S&P 500 Index and 5.37% for the Lehman Brothers Government/Credit Bond Index. The Fund underperformed the 13.90% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities and the remainder in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
Financial markets posted robust returns for the period. As measured by the S&P 500 Index, equity markets were up 14.6% while the bond market, as measured by the Lehman Brothers Government/Credit Bond Index, increased 5.4%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund outperformed its respective benchmark while the fixed portion lagged its benchmark slightly. Allocation contributed positively to the Fund’s performance as the Fund’s consistent overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities in a strong equity market boosted returns.
The equity portion of the Fund outperformed its equity benchmark during the period primarily due to stock selection. Positive stock selection within the Information Technology, Materials and Consumer

Staples sectors contributed most while weak stock selection within the Consumer Discretionary and Telecommunication Services sectors detracted from relative (i.e. performance of the Fund as measured against the benchmark) returns.
Stocks that contributed the most to relative returns included Google (Information Technology), Elan (Health Care), and Apple (Information Technology). Shares of internet search company Google rallied during the latter part of the period on continued share gains and expectations that it will increase its presence in the social networking arena. Shares of Dublin-based biotechnology company Elan gained on investor optimism for its promising drug for treating Alzheimer’s disease. Also, trends continue to improve for its existing multiple sclerosis drug Tysabri. Consumer electronics company Apple reported sharply higher profits due to strong sales of Macintosh computers and iPod products. The shares also benefited from enthusiasm over the recent launch of the iPhone. We reduced our holdings in Apple following strong recent gains, but maintain an overweight position in the stock.
Stocks that detracted most from relative returns included Circuit City (Consumer Discretionary), Countrywide Financial (Financials) and D.R. Horton (Consumer Discretionary). Poor sales trends and thin margins have led to several earnings disappointments for retailer Circuit City. We eliminated the stock as worries about the resiliency of the U.S. consumer have weighed on retail names generally, more so on those attempting to make business model changes. The collapse of the mortgage market caused mortgage originator Countrywide to suffer as its asset quality deteriorated and the market worried that it was facing a liquidity crisis. While the credit concerns will be around for some time and near-term earnings prospects are fairly bleak, the firm has solved its funding issues for the foreseeable future and while we trimmed our holdings we have maintained a position in the stock. Shares of homebuilder D.R. Horton have come under pressure as net orders for new homes have plunged and cancellations spiked amid a deteriorating housing market in the U.S. We have eliminated the position in D.R. Horton.
The fixed income portion of the Fund slightly trailed its fixed income benchmark during the twelve-month period (5.1% versus 5.4%) due mainly to the Fund’s allocation to out-of-benchmark positions in mortgages. Elevated volatility and a lack of market liquidity led to forced selling of even higher quality assets, which negatively impacted the residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) sectors. Risk reduction imposed on some leveraged investors, e.g. Hedge Funds and Structured Investment Vehicles (“SIVs”), also contributed to forced selling and price declines. However, the Fund was able avoid the sub-prime catastrophe and was successful in navigating the multi-billion dollar downgrades of mortgage-related securities. On the positive side, strong selection within the investment grade credit sector was additive to relative returns.
What is the outlook?
The stock portion of The Hartford Advisers Fund is managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight in Health Care, Information Technology, and Consumer Discretionary stocks and underweight (i.e. the Fund’s sector position was less than the benchmark position) the Utilities, Industrials and Energy sectors.
The slowdown in the U.S. economy is underway and we feel the Federal Open Market Committee (“the Fed”) will continue to ease monetary policy (i.e. lowering interest rates) consistent with Treasury market valuations. Additionally, we expect the contraction in the availability of credit and risk aversion to continue. Therefore, we are neutral with respect to the Fund’s duration (i.e. sensitivity to changes in interest rates) and yield curve posture. Fundamentals are positive for the prime mortgage market and we expect interest rate volatility to plateau over the long term which will be supportive of mortgage valuations. We prefer the liquidity of MBS and CMBS relative to other spread sectors (i.e. those that offer yield premiums over Treasuries).
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2007, the Fund’s equity exposure was at 65% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to outperform bonds and cash.
Composition by Sector
as of October 31, 2007

Percentage of
Sector	Net Assets

Asset & Commercial Mortgage Backed Securities	6.4%
Common Stocks	65.1
Corporate Bonds: Investment Grade	13.7
Municipal Bonds	0.2
Preferred Stocks	0.4
U.S. Government Agencies	3.6
U.S. Government Securities	7.3
Short-Term Investments	12.5
Other Assets and Liabilities	(9.2)

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	2.0%
Capital Goods	0.1
Consumer Cyclical	3.5
Consumer Staples	5.3
Energy	6.3
Finance	28.0
General Obligations	0.2
Health Care	11.1
Services	7.1
Technology	20.6
Transportation	0.2
U.S. Government Agencies	3.6
U.S. Government Securities	7.3
Utilities	1.4
Short-Term Investments	12.5
Other Assets and Liabilities	(9.2)

Total	100.0%

The Hartford Balanced Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Balanced Allocation A#	5/28/04	14.95%	10.93%
Balanced Allocation A##	5/28/04	8.63%	9.11%
Balanced Allocation B#	5/28/04	14.03%	10.10%
Balanced Allocation B##	5/28/04	9.03%	9.40%
Balanced Allocation C#	5/28/04	14.07%	10.12%
Balanced Allocation C##	5/28/04	13.07%	10.12%
Balanced Allocation I#	5/28/04	15.35%	11.04%
Balanced Allocation R3#	5/28/04	14.61%	10.83%
Balanced Allocation R4#	5/28/04	14.94%	10.93%
Balanced Allocation R5#	5/28/04	15.13%	10.98%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund gained 14.95%, before sales charge, for the twelve-month period ended October 31, 2007, versus 11.56% for the Lipper Mixed-Asset Target Allocation Moderate Funds average, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Effective August 1, 2007, Hartford Investment Management Company was added as a subadviser to the Fund.
Why did the Fund perform this way?
The Fund’s equity allocation structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. Generally, the Fund’s target asset allocation is set at approximately 60% equity and 40% fixed-income. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up

6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance was also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our disciplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	18.4%
The Hartford Disciplined Equity Fund, Class Y	4.5
The Hartford Equity Income Fund, Class Y	6.1
The Hartford Floating Rate Fund, Class Y	5.6
The Hartford Global Growth Fund, Class Y	4.7
The Hartford Income Fund, Class Y	13.5
The Hartford Inflation Plus Fund, Class Y	6.3
The Hartford International Opportunities Fund, Class Y	4.4
The Hartford International Small Company Fund, Class Y	4.1
The Hartford Select MidCap Value Fund, Class Y	1.5
The Hartford Select SmallCap Value Fund, Class Y	2.1
The Hartford Short Duration Fund, Class Y	4.8
The Hartford Small Company Fund, Class Y	4.4
The Hartford Strategic Income Fund, Class Y	0.9
The Hartford Total Return Bond Fund, Class Y	7.9
The Hartford Value Fund, Class Y	10.5
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Balanced Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 7/31/06 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index.
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
Investment objective – Seeks to provide current income with growth of capital as a secondary objective.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Balanced Income A#	7/31/06	9.07%	11.25%
Balanced Income A##	7/31/06	3.07%	6.34%
Balanced Income B#	7/31/06	8.22%	10.36%
Balanced Income B##	7/31/06	3.22%	7.23%
Balanced Income C#	7/31/06	8.17%	10.33%
Balanced Income C##	7/31/06	7.17%	10.33%
Balanced Income Y#	7/31/06	9.43%	11.59%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	John R. Ryan, CFA
Senior Vice President	Vice President	Senior Vice President, Partner
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian Link, CFA
Vice President	Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned 9.07%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 10.83% for the Russell 1000 Value Index and 4.34% for the Lehman Brothers Corporate Index. However, the Fund underperformed the 11.56% return of the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash and cash equivalents.
Why did the Fund perform this way?
Financial markets posted robust returns for the period. As measured by the S&P 500 Index, equity markets were up 14.58% while the bond market as measured by the Lehman Brothers U.S. Aggregate Bond Index increased 5.38%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, both the equity portion and the fixed-income portion of the Fund outperformed their respective benchmarks. Allocation contributed positively to the Fund’s performance as the Fund’s slight overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities in a strong equity market boosted returns.
The equity portion of the Fund outperformed its equity benchmark due to both sector allocation and stock selection. The Fund benefited from underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the lagging Financials and Consumer Discretionary sectors and overweight positions in surging Utilities and Materials. Additionally, strong stock selection in Financials and Telecommunication Services contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) returns. Stock selection was weak in the Industrials sector and detracted from relative returns. The Fund also benefited from a slight overweight to equities versus bonds relative to its benchmark during the period.
Top relative contributors to the equity portion of the Fund included FPL Group (Utilities), ConocoPhilips (Energy), and Chevron (Energy).

Shares of FPL, a Florida based electric utility with a leading position in alternative energy generation, particularly wind power, benefited from the company’s continued investment into alternative and renewable energy sources. Shares of ConocoPhilips and Chevron continue to benefit from higher energy prices. Chevron stock was also boosted by a gain from the sale of its holdings in power wholesaler Dynegy. We continued to hold positions in all three stocks at the end of the period.
The largest detractors from benchmark-relative returns in the equity portion of the Fund were Pitney Bowes (Industrials), UBS (Financials), and US Bancorp (Financials). Bank of America and Citigroup, both Financials stocks, were also significant detractors of absolute (i.e. total return) performance. Pitney Bowes reported lower than expected sales growth caused by weak U.S. and European sales, which caused the stock to fall during the period. Diversified financials firm UBS was hurt by the credit and liquidity crises that impacted markets during the third quarter. US Bancorp’s shares declined over concerns about lower loan growth due to a slowing economy, as well as heightened concerns about exposure to sub-prime loans. We continue to hold all five companies. Additionally, being underweight in strongly performing Exxon Mobil hurt benchmark-relative returns of the Fund.
On the fixed income side, the Fund outperformed its fixed income benchmark due primarily to the Fund’s slight overweight positions in high yield and emerging markets debt. Amid the flight-to-quality rally, heightened risk aversion, rating agency downgrades, and declining liquidity, the credit sector underperformed. Positive security selection within the investment grade credit sector coupled with the Fund’s underweight to this sector helped returns. Relative returns were hurt by the Fund’s out-of-benchmark exposure to the commercial mortgage sector.
What is the outlook?
Global credit conditions have deteriorated sharply. U.S. GDP growth is now expected to decelerate in the upcoming year to about 1% as tightening credit conditions may deepen the housing slump. Consequently, we believe U.S. consumer spending will weaken. The outlook for global growth will moderate to about 3% with Asia and Emerging Markets providing strong support. Domestic corporate profits are stressed but largely offset by strong international gains. The Federal Open Market Committee (the “Fed”) has responded to the liquidity crisis by cutting interest rates and should react to any further deterioration.
Based on these economic conditions, we expect the Fed to continue easing the Fed Funds rate and therefore maintain a neutral benchmark duration (i.e. sensitivity to changes in interest rates) posture in the fixed income portion of the Fund. Balance sheets are healthy and valuations are attractive within the investment grade sector. Therefore, we plan to maintain our exposure to investment-grade corporate bonds with a bias toward select lower quality issuers. Commercial mortgage-backed securities (“CMBS”) are attractive relative to other high quality investments and we plan to maintain our out-of-benchmark exposure to this sector. Valuations for the broad high yield sector are less attractive than investment grade alternatives. We plan to maintain our allocation to this sector through select issuers. Within emerging markets, we own a number of attractively valued dollar-denominated issues in the fixed income portion of the Fund, primarily corporate bonds, and hold locally denominated bonds in countries where we expect to see falling bond yields and currency appreciation.
The equity portion of the Fund is managed with a bias towards income-generating securities. At the end of the period, the equity portion of the Fund was most overweight the Utilities, Consumer Staples, and Materials sectors and most underweight the Consumer Discretionary and Financials sectors.
The equity and fixed income managers continue to work collaboratively to make decisions regarding portfolio weights in equities and fixed income. At the end of the period, the Fund was slightly overweight equities relative to its benchmark.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	6.0%
Capital Goods	1.6
Consumer Cyclical	3.6
Consumer Staples	4.3
Energy	10.0
Finance	33.2
Foreign Governments	5.6
Health Care	4.5
Services	5.0
Technology	12.2
Transportation	0.5
U.S. Government Securities	0.2
Utilities	7.8
Short-Term Investments	4.8
Other Assets and Liabilities	0.7

Total	100.0%

Composition by Sector
as of October 31, 2007

Percentage of
Sector	Net Assets

Asset & Commercial Mortgage Backed Securities	3.1%
Common Stocks	44.8
Preferred Stocks	0.0
Corporate Bonds: Investment Grade	36.8
Corporate Bonds: Non-Investment Grade	9.6
U.S. Government Securities	0.2
Short-Term Investments	4.8
Other Assets and Liabilities	0.7

Total	100.0%

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 7/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Capital Appreciation A#	7/22/96	26.15%	21.87%	13.51%	19.78%
Capital Appreciation A##	7/22/96	19.21%	20.50%	12.87%	19.18%
Capital Appreciation B#	7/22/96	25.15%	20.93%	NA *	NA *
Capital Appreciation B##	7/22/96	20.15%	20.75%	NA *	NA *
Capital Appreciation C#	7/22/96	25.28%	21.05%	12.74%	18.97%
Capital Appreciation C##	7/22/96	24.28%	21.05%	12.74%	18.97%
Capital Appreciation I#	7/22/96	26.49%	21.95%	13.55%	19.81%
Capital Appreciation R3#	7/22/96	25.83%	22.30%	13.99%	20.29%
Capital Appreciation R4#	7/22/96	26.19%	22.37%	14.02%	20.32%
Capital Appreciation R5#	7/22/96	26.45%	22.42%	14.05%	20.34%
Capital Appreciation Y#	7/22/96	26.66%	22.46%	14.06%	20.36%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.
(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Management
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned 26.15%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 14.53% for the same period. The Fund also outperformed the 16.34% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
As measured by the Russell 3000 Index, equity markets ended broadly higher for the fifth fiscal year in a row, despite significant volatility during the summer. Every sector in the benchmark but two posted double digit positive returns for the period, led by Materials (+38%), Energy (+36%), Information Technology (+26%), and Industrials (+22%). The laggards in this environment were Financials (-3%), the only sector to fall during the period as much of the recent turmoil was concentrated in Financial and related stocks, and Consumer
Discretionary (+3%), which traded lower largely on deterioration in the housing market and concerns about potential spillover effects on the consumer.
Relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance was robust. Strong stock selection drove the funds relative outperformance, as Fund results exceeded those of the benchmark in six of ten economic sectors. Relative performance was particularly strong in the Financials, Materials, and Industrials sectors. Turkish bank Akbank and Brazilian bank Unibanco led the way among Financials stocks. In addition, the Fund also benefited from a below-benchmark allocation to the underperforming Financials sector. Materials stocks made up the top three relative contributors during the year: Cia Vale do Rio Doce (“CVRD”), Vedanta, and Freeport-McMoRan Copper all rose on continued strong demand for commodities including iron ore and copper. Relative performance in Industrials benefited from positions in Swiss power and automation company ABB and Chinese solar power manufacturer Suntech Power. Other top relative and absolute contributors included search giant Google and agribusiness concern Bunge.
The Fund lagged the benchmark in the Information Technology, Utilities, Health Care and Consumer Discretionary sectors. Positions in hardware stocks Nortel and Motorola detracted most from relative and absolute results. Communications equipment company Nortel is having difficulty meeting margin targets, putting pressure on its shares. We continue to believe the company will undergo a successful turnaround and we maintain a position in the stock. Cellular phone manufacturer Motorola stumbled badly as it depended too heavily on the continued success of its successful RAZR line of phones. Profit margins dropped dramatically when management cut pricing in order to spur sales, and we chose to exit the position. Shares in U.K. utility British Energy fell when the company was forced to close two plants due to boiler cracks. We eliminated the position. The Fund’s relative performance also was hurt by not owning ExxonMobil, whose shares rose strongly during the period, and by an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Apple, whose shares gained on strong sales of iPods, Macintosh computers, and the new iPhone.
What is the outlook?
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. These bottom-up investment decisions have resulted in a sizeable absolute weight in the Information Technology sector. Top positions include internet search giant Google and computer company IBM. Our exposure to the Materials sector is the second largest in the Fund and represents our greatest overweight (i.e. the Fund’s sector position was greater than the benchmark position) relative to the benchmark. We favor mining companies such as CVRD and Vedanta. Our lowest exposures are in the Utilities and Telecommunication Services sectors, while Health Care represents our largest underweight relative to the Russell 3000 Index. We continue to underweight Financials stocks, but have reduced the size of that underweight as we seek opportunities in this troubled sector.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	16.1%
Capital Goods	5.3
Consumer Cyclical	9.2
Consumer Staples	3.4
Energy	10.7
Finance	15.3
Health Care	7.6
Services	3.0
Technology	21.0
Transportation	0.5
Utilities	1.4
Short-Term Investments	12.3
Other Assets and Liabilities	(5.8)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets

Austria	0.7%
Brazil	4.0
Canada	3.4
China	2.5
France	1.2
Germany	1.3
Hong Kong	0.5
India	0.6
Israel	0.8
Japan	1.6
Luxembourg	0.7
Russia	1.4
South Africa	1.7
Sweden	0.2
Switzerland	4.2
Taiwan	1.1
Turkey	1.9
United Kingdom	5.8
United States	59.9
Short-Term Investments	12.3
Other Assets and Liabilities	(5.8)

Total	100.0%

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/29/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Capital Appreciation II A#	4/29/05	32.15%	25.26%
Capital Appreciation II A##	4/29/05	24.89%	22.46%
Capital Appreciation II B#	4/29/05	31.01%	24.29%
Capital Appreciation II B##	4/29/05	26.01%	23.43%
Capital Appreciation II C#	4/29/05	31.22%	24.41%
Capital Appreciation II C##	4/29/05	30.22%	24.41%
Capital Appreciation II I#	4/29/05	32.60%	25.46%
Capital Appreciation II R3#	4/29/05	31.82%	25.40%
Capital Appreciation II R4#	4/29/05	32.21%	25.54%
Capital Appreciation II R5#	4/29/05	32.60%	25.69%
Capital Appreciation II Y#	4/29/05	32.75%	25.75%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management
David R. Fassnacht, CFA	Michael T. Carmen, CFA, CPA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President, Partner
James N. Mordy	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President, Partner
David W. Palmer, CFA	Nicolas M. Choumenkovitch
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation II Fund returned 32.15%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 14.53% for the same period. The Fund also outperformed the 24.19% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective April 1, 2007.
Why did the Fund perform this way?
As measured by the Russell 3000 Index, equity markets ended broadly higher, despite significant volatility during the summer. Every sector in the benchmark but two posted double digit positive returns for the period, led by a disparate group of sectors: Materials (+38%), Energy (+36%), Information Technology (+26%), and Industrials (+22%). The laggards in this environment were Financials (-3%), the only sector to fall during the period as much of the recent turmoil was concentrated in financial and related stocks, and Consumer Discretionary (+3%), which traded lower on concerns that consumer spending could weaken as the housing market continues to deteriorate.
The Fund’s outperformance reflected strong stock selection across nine of ten economic sectors, particularly in Materials, Financials, and Information Technology. Fund results slightly trailed those of the benchmark in Telecommunication Services. The largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance during the period were Research In Motion, Focus Media, and PT Bumi Resources. Shares of Canadian communications device company Research In Motion moved higher with expectations of market share gains because of strong demand for its Curve, 8800, 8700, and Pearl devices, which are driving sales and earnings faster than expected. Chinese advertising firm Focus Media reported strong quarterly earnings and higher 2007 guidance. The company is the clear leader in the out-of-home advertising space with an extensive flat panel display network and digital billboard presence. Shares of PT Bumi Resources, the largest Indonesian exporter of thermal coal to the Asian basin, benefited from robust demand for coal, particularly in India and China. China recently became a net importer of thermal coal, which could lead to upward pressure on prices. Because of growth in power generation requirements in China and India, Bumi’s coal resources are in high demand. Other top absolute (i.e. total return) and relative contributors included search giant Google and Brazilian mining company Cia Vale do Rio Doce.
Stocks with the largest negative impact on relative performance included Capital One Financial, Network Appliance, and Kohl’s. The Fund was also hurt on a relative basis by owning a below-benchmark position in ExxonMobil, whose shares rose during the period. Shares of credit card company Capital One fell following news that earnings were being negatively impacted by the company’s recent acquisition of North Fork Bank and by concerns over the company’s exposure to sub-prime mortgages. We maintain our position in Capital One as we believe the company still has substantial franchise value and earnings power driven by its credit card and auto lending businesses. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth targets and a potentially sluggish outlook for enterprise spending. We eliminated the position in Network Appliance. Specialty department store company Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Other detractors on a relative and absolute basis included cable operator Comcast, mortgage lender Countrywide Financial, and electronics retailer Circuit City.
On balance, sector allocation, the result of bottom-up stock selection decisions, had a positive impact on the Fund’s performance, as the benefits of being overweight (i.e. the Fund’s sector position was greater than the benchmark position) Materials and underweight (i.e. the Fund’s sector position was less than the benchmark position) Financials overwhelmed the impacts of our underweights in Utilities and Telecommunication Services.
What is the outlook?
The Hartford Capital Appreciation II Fund is a multi-managed Fund with an opportunistic investment approach. The Fund’s managers pursue diverse and complementary investment strategies, with fundamental, bottom-up research as the foundation for portfolio construction.
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Information Technology, and Consumer Discretionary stocks and less-than-benchmark weights in Consumer Staples, Financials, and Utilities. Our largest absolute sector weights at period-end were in the Information Technology, Financials, and Consumer Discretionary sectors.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	16.3%
Capital Goods	2.5
Consumer Cyclical	6.4
Consumer Staples	3.2
Energy	7.0
Finance	16.0
Health Care	8.0
Long Call Index Option Contract	0.1
Services	7.0
Technology	24.2
Transportation	2.1
Utilities	2.5
Short-Term Investments	12.5
Other Assets and Liabilities	(7.8)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets

Australia	0.3%
Bermuda	0.0
Brazil	2.7
Canada	4.4
China	3.8
Egypt	0.3
Finland	0.7
France	2.0
Germany	1.1
Greece	0.1
Hong Kong	0.9
Indonesia	0.6
Ireland	0.3
Israel	0.9
Italy	0.4
Japan	0.7
Luxembourg	0.3
Mexico	0.2
Netherlands	1.2
Norway	0.6
Papua New Guinea	0.1
Russia	1.3
South Africa	0.4
Sweden	0.6
Switzerland	2.4
Turkey	0.4
United Kingdom	4.2
United States	64.4
Short-Term Investments	12.5
Other Assets and Liabilities	(7.8)

Total	100.0%

The Hartford Checks and Balances Fund
(advised by Hartford Investment Financial Services, LLC)
Performance Overview(1) 5/31/07 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation and income.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	Since
	Date	Inception

Checks and Balances A#	5/31/07	5.56%
Checks and Balances A##	5/31/07	-0.24%
Checks and Balances B#	5/31/07	5.24%
Checks and Balances B##	5/31/07	0.24%
Checks and Balances C#	5/31/07	5.23%
Checks and Balances C##	5/31/07	4.23%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Management
Vernon J. Meyer, CFA
Senior Vice President
How did the Fund perform?
The Class A of The Hartford Checks and Balances Fund gained 5.56%, before sales charge, since its inception on May 31, 2007 through October 31, 2007, versus 3.23% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 3.46% for the Lehman Brothers U.S. Aggregate Bond Index, 1.93% for the S&P 500 Index, and 1.47% for the Russell 3000 Index.
Why did the Fund perform this way?
The Fund makes equal allocations of its assets to a combination of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.
The Fund’s relative performance benefited most from The Hartford Capital Appreciation Fund. The Hartford Dividend and Growth Fund detracted most from relative performance.

What is your outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the individual pages of the three Underlying Funds for additional information.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	32.2%
The Hartford Dividend and Growth Fund, Class Y	32.2
The Hartford Total Return Bond Fund, Class Y	32.0
Other Assets and Liabilities	3.6

Total	100.0%

The Hartford Conservative Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks current income and long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Conservative Allocation A#	5/28/04	10.64%	8.28%
Conservative Allocation A##	5/28/04	4.55%	6.50%
Conservative Allocation B#	5/28/04	9.81%	7.56%
Conservative Allocation B##	5/28/04	4.81%	6.82%
Conservative Allocation C#	5/28/04	9.91%	7.57%
Conservative Allocation C##	5/28/04	8.91%	7.57%
Conservative Allocation I#	5/28/04	10.86%	8.36%
Conservative Allocation R3#	5/28/04	10.18%	8.15%
Conservative Allocation R4#	5/28/04	10.51%	8.24%
Conservative Allocation R5#	5/28/04	10.79%	8.32%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund gained 10.64%, before sales charge, for the twelve-month period ended October 31, 2007, versus 7.78% for the Lipper Mixed-Asset Target Allocation Conservative Funds category, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Effective August 1, 2007, Hartford Investment Management Company was added as a subadviser to the Fund.
Why did the Fund perform this way?
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. Generally, the Fund’s target asset allocation is set at approximately 40 % equity and 60% fixed-income. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased, which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up 6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our disciplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	13.0%
The Hartford Disciplined Equity Fund, Class Y	5.9
The Hartford Equity Income Fund, Class Y	7.0
The Hartford Floating Rate Fund, Class Y	5.9
The Hartford Global Growth Fund, Class Y	4.1
The Hartford Income Fund, Class Y	13.9
The Hartford Inflation Plus Fund, Class Y	10.9
The Hartford International Opportunities Fund, Class Y	2.4
The Hartford International Small Company Fund, Class Y	2.2
The Hartford Select MidCap Value Fund, Class Y	1.6
The Hartford Select SmallCap Value Fund, Class Y	2.4
The Hartford Short Duration Fund, Class Y	15.5
The Hartford Strategic Income Fund, Class Y	0.6
The Hartford Total Return Bond Fund, Class Y	12.5
The Hartford Value Opportunities Fund, Class Y	1.8
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Disciplined Equity A#	4/30/98	13.87%	12.44%	5.11%
Disciplined Equity A##	4/30/98	7.61%	11.18%	4.49%
Disciplined Equity B#	4/30/98	13.14%	11.66%	NA *
Disciplined Equity B##	4/30/98	8.14%	11.40%	NA *
Disciplined Equity C#	4/30/98	13.07%	11.65%	4.39%
Disciplined Equity C##	4/30/98	12.07%	11.65%	4.39%
Disciplined Equity R3#	4/30/98	13.71%	12.85%	5.58%
Disciplined Equity R4#	4/30/98	14.01%	12.91%	5.60%
Disciplined Equity R5#	4/30/98	14.31%	12.97%	5.63%
Disciplined Equity Y#	4/30/98	14.45%	12.99%	5.65%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management
James A. Rullo	Mammem Chally, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned 13.87%, before sales charge, for the twelve-month period ended October 31, 2007, underperforming its benchmark, the S&P 500 Index, which returned 14.58% for the same period. The Fund also underperformed the 14.67% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets advanced for the first half of the period, then pulled back in August due to sub-prime and credit worries. During the period, U.S. mid cap equities (+17.00%) outpaced small (+9.27%) and large cap (+14.58%) stocks as measured by the S&P MidCap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned (+19.23%) versus a Russell 1000 Value Index return of (+10.83%). Within the S&P 500 Index benchmark, Energy (+38%), Materials (+33%), and Information Technology (+26%) led performance while Financials (-3%) and Consumer Discretionary (3%) lagged the broader market.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance reflected strong stock selection in Financials, Materials and Utilities, but unfavorable stock selection in Consumer Discretionary and Information Technology. In addition, the Fund’s performance was hurt by an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Materials stocks, which were up significantly during the period, and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care stocks, which lagged the market.
Top relative detractors during the period were Kohl’s (Consumer Discretionary), Forest Labs (Health Care) and Motorola (Information Technology). In addition, McGraw-Hill (Consumer Discretionary) was a significant detractor on an absolute (i.e. total return) basis. Shares of Kohl’s, a specialty department store, declined with disappointing same-store-sales trends and investor concerns about overall consumer spending. Pharmaceutical company Forest Labs reported disappointing Phase III results for its stroke drug Desmoteplase. Shares of mobile phone manufacturer Motorola declined as the company reported disappointing revenues and margins as competition increased for its RAZR handset. Shares of global information services provider McGraw-Hill fell as investors worried about dramatically lower issuance volume affecting the ratings business at their Standard & Poor’s (“S&P”) subsidiary. There were also concerns about potential backlash from various entities over S&P’s handling of ratings on sub-prime mortgage-related bonds. We eliminated our positions in both Motorola and McGraw-Hill during the period.
The Fund’s top three contributors to benchmark-relative performance were two Energy stocks, Occidental Petroleum and ConocoPhillips, and semiconductor-maker MEMC. In addition, consumer electronics company Apple was a strong contributor on an absolute basis. Occidental Petroleum and ConocoPhillips continue to benefit from record high oil prices due to inflationary pressures on the energy front and a bullish consensus outlook on oil and refining margins. MEMC is benefiting from strong demand for polysilicon, a key ingredient for solar power generation. Apple’s shares soared following enthusiasm over the company’s launch of the iPhone and strong sales of its Macintosh computers. We eliminated our position in MEMC during the period.
What is the outlook?
We believe the U.S. economy has definitely lost momentum. Economic data on balance is worsening, while the housing market conditions are deteriorating and not yet resolving in any area making it a challenging and narrow market in the coming quarters. We will continue to invest in sectors opportunistically and on a stock-by-stock basis reflecting our bottom-up process. That said, we ended the period most overweight Health Care, Information Technology, and Utilities and most underweight Industrials, Materials, and Consumer Discretionary stocks.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	2.5%
Capital Goods	3.6
Consumer Cyclical	8.4
Consumer Staples	3.1
Energy	10.5
Finance	23.2
Health Care	12.9
Services	5.3
Technology	22.8
Transportation	0.3
Utilities	4.9
Short-Term Investments	10.0
Other Assets and Liabilities	(7.5)

Total	100.0%

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Dividend & Growth A#	7/22/96	16.20%	15.07%	8.57%	10.92%
Dividend & Growth A##	7/22/96	9.81%	13.78%	7.96%	10.36%
Dividend & Growth B#	7/22/96	15.22%	14.12%	NA *	NA *
Dividend & Growth B##	7/22/96	10.22%	13.88%	NA *	NA *
Dividend & Growth C#	7/22/96	15.42%	14.27%	7.83%	10.15%
Dividend & Growth C##	7/22/96	14.42%	14.27%	7.83%	10.15%
Dividend & Growth I#	7/22/96	16.67%	15.16%	8.61%	10.95%
Dividend & Growth R3#	7/22/96	15.92%	15.45%	9.03%	11.38%
Dividend & Growth R4#	7/22/96	16.25%	15.51%	9.06%	11.41%
Dividend & Growth R5#	7/22/96	16.55%	15.57%	9.09%	11.44%
Dividend & Growth Y#	7/22/96	16.68%	15.60%	9.10%	11.45%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned 16.20%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 14.58% for the S&P 500 Index and 10.83% for the Russell 1000 Value Index. The Fund also outperformed the 13.90% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was strong for the period. Large cap equities (+14.6%) outpaced small cap stocks (+9.3%) but underperformed mid caps (+17.0%) as represented by the S&P 500 Index, Russell 2000 Index, and S&P MidCap 400 Index, respectively. Reversing the trend from previous months, growth-oriented stocks dominated value-oriented stocks. During the twelve-month period, Energy (+38%), Materials (+33%) and Information Technology (+27%) were clear leaders within the broad market, as represented by the S&P 500 Index, while Financials (-3%) and Consumer Discretionary (-0.3%) posted negative returns.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due primarily to sector allocation. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to outperforming Energy and Materials and underweight (i.e. the Fund’s sector position was less than the benchmark position) to lagging Financials contributed positively to benchmark-relative performance. The Fund’s underweight to Information Technology was a detractor. Stock selection also helped returns. Strong selection in Consumer Staples and Utilities more than offset weak security selection in the Information Technology sector.

The Fund’s top three contributors to relative performance over the period were Deere (Industrials), Cia Vale do Rio Doce (“CVRD”; Materials), and Chevron (Energy). Deere’s shares continue to climb as the company realizes growing agriculture equipment sales. Brazilian mining company CVRD’s shares rose as strong markets for iron ore and nickel supported higher earnings and guidance. In addition, results from recently acquired Inco exceeded the market’s expectations. We expect the firm to continue to benefit from solid iron ore fundamentals as strong Chinese demand sustains tight capacity and strong spot pricing. Chevron’s shares continue to benefit from higher energy prices. Results were also boosted by a gain from the sale of its holdings in power wholesaler Dynegy. At the end of the period, we held our positions in these three stocks.
Detractors from relative performance included UBS (Financials), MBIA (Financials), and Comcast (Consumer Discretionary). Diversified financials firm UBS was hurt by the credit and liquidity crises that impacted markets during the third quarter. We believe the company is well positioned despite the tightening credit environment and that its shares are being overly-punished by fears surrounding the investment banking business. After strong performance in 2006, bond insurer MBIA pulled back in price, in part on concerns that rising default rates for sub-prime mortgages would negatively impact home equity asset-backed securities that it has insured. The company maintains a superior risk profile relative to its peers given its strong credit skills and in-depth knowledge of structured finance and therefore we continue to hold the stock. Comcast, the largest cable TV provider in the U.S., continues to experience increased competition from Verizon, AT&T and satellite TV providers. Shares fell as the company reported that it lost more subscribers than expected. We continue to hold the stock as we believe that the selling was overdone and that the company will likely have strong revenue and operating income growth due to solid growth in broadband and voice subscribers. Fund results were also impacted by not owning Apple, which was a strong performer during the year as the company reported sharply higher profits due to strong sales of Macintosh computers and iPod products and the introduction of the iPhone.
What is the outlook?
Our discipline is focused on identifying industries where supply/demand remains favorable. We remain overweight Energy, as global demand remains strong and supply is constrained. Also, we continue to see favorable supply/demand characteristics in the agriculture markets. We have further increased our underweight to Information Technology by eliminating hardware companies EMC and Motorola and trimming Microsoft. We have increased our exposure to Financials but still remain underweight the sector.
Based on these views and our bottom-up stock selection, at the end of the period, relative to the S&P 500 Index, the Fund was most overweight Energy, Materials, and Utilities and most underweight Information Technology, Financials, and Consumer Discretionary.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.9%
Capital Goods	4.1
Consumer Cyclical	7.5
Consumer Staples	6.4
Energy	17.4
Finance	15.2
Health Care	10.8
Services	6.7
Technology	14.2
Transportation	0.9
Utilities	5.5
Short-Term Investments	11.0
Other Assets and Liabilities	(7.6)

Total	100.0%

The Hartford Equity Growth Allocation Fund
(formerly The Hartford Aggressive Growth Allocation Fund)
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Equity Growth Allocation A#	5/28/04	22.39%	15.37%
Equity Growth Allocation A##	5/28/04	15.66%	13.48%
Equity Growth Allocation B#	5/28/04	21.58%	14.61%
Equity Growth Allocation B##	5/28/04	16.58%	13.98%
Equity Growth Allocation C#	5/28/04	21.50%	14.59%
Equity Growth Allocation C##	5/28/04	20.50%	14.59%
Equity Growth Allocation I#	5/28/04	22.75%	15.50%
Equity Growth Allocation R3#	5/28/04	22.16%	15.31%
Equity Growth Allocation R4#	5/28/04	22.47%	15.39%
Equity Growth Allocation R5#	5/28/04	22.78%	15.48%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund gained 22.39%, before sales charge, for the twelve-month period ended October 31, 2007, versus 14.58% for the S&P 500 Index, and 16.34% for the Lipper Multi- Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.
Effective August 1, 2007, Hartford Investment Management Company was added as a subadviser to the Fund.
Why did the Fund perform this way?
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased, which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008. We will continue to seek outperformance by focusing on our disciplined long-term approach of equity asset allocation.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	23.6%
The Hartford Disciplined Equity Fund, Class Y	7.4
The Hartford Dividend and Growth Fund, Class Y	0.7
The Hartford Equity Income Fund, Class Y	4.1
The Hartford Global Growth Fund, Class Y	7.8
The Hartford Growth Opportunities Fund, Class Y	6.9
The Hartford International Opportunities Fund, Class Y	6.4
The Hartford International Small Company Fund, Class Y	5.9
The Hartford Select MidCap Value Fund, Class Y	4.6
The Hartford Select SmallCap Value Fund, Class Y	7.2
The Hartford Small Company Fund, Class Y	6.4
The Hartford Stock Fund, Class Y	0.3
The Hartford Value Fund, Class Y	18.6
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Equity Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 8/28/03 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Equity Income A#	8/28/03	14.68%	13.81%
Equity Income A##	8/28/03	8.37%	12.28%
Equity Income B#	8/28/03	13.69%	12.87%
Equity Income B##	8/28/03	8.69%	12.54%
Equity Income C#	8/28/03	13.80%	13.03%
Equity Income C##	8/28/03	12.80%	13.03%
Equity Income I#	8/28/03	14.96%	13.88%
Equity Income R3#	8/28/03	14.34%	14.18%
Equity Income R4#	8/28/03	14.68%	14.26%
Equity Income R5#	8/28/03	14.92%	14.32%
Equity Income Y#	8/28/03	15.12%	14.37%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
John R. Ryan, CFA	Karen H. Grimes, CFA	Ian Link, CFA
Senior Vice President, Partner	Vice President	Vice President
W. Michael Reckmeyer, III, CFA
Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned 14.68%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 1000 Value Index, which returned 10.83% for the same period. The Fund outperformed the 13.90% return of the average fund in the Lipper Equity Income Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, U.S. equities posted strong returns supporting the Fund’s positive absolute (i.e. total return) return. Within the Fund’s Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Energy, Materials, Industrials and Utilities posted the largest returns, while Financials lagged. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 small cap index returned 9.27%; compared to the S&P 500 large cap index return of 14.58% and the S&P MidCap 400 Index return of 17.02%.
While the Fund’s investment strategy is based on stock by stock fundamental research on each company, the primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials, Utilities and Materials. Stock selection was strongest within Information Technology and Financials, but was slightly offset by weaker stock selection within Industrials, Materials and Energy.
The top three relative contributors to performance were Nokia (Information Technology), Deere (Industrials) and FPL Group (Utilities). In addition, Energy stocks Chevron and ExxonMobil were the top two contributors on an absolute basis.
Cell phone designer and manufacturer Nokia’s shares rose following the introduction of several successful new handset models and an aggressive cost control program that has helped the company’s bottom-

line. Agricultural-equipment maker Deere’s stock price benefited from higher demand for ethanol. FPL, a Florida-based electric utility with a leading position in alternative energy generation, particularly wind power, benefited from the company’s continued investment into alternative and renewable energy sources. Chevron and ExxonMobil continued to benefit from the rally in crude oil prices and the widening in U.S. refining margins over the last year. We continued to hold positions in all five of these stocks at the end of the period.
The top three relative detractors were UBS (Financials), Pitney Bowes (Industrials) and Wyeth (Health Care). Bank of America and Citigroup, both Financials stocks, were also significant detractors to absolute performance. Diversified Financials stocks UBS, Bank of America and Citigroup all underperformed due to the disruptions in the capital markets and concerns about balance sheet exposures. Mail and document management company Pitney Bowes’ shares declined due to the U.S. economic slowdown which led to lower sales of its products. Pharmaceutical company Wyeth’s stock was weak reflecting the pipeline setback of two products, Pristique and Bifepronix. We maintained positions in all of these stocks at the end of the period.
What is the outlook?
Global credit conditions have deteriorated sharply. U.S. GDP growth is now expected to decelerate in the upcoming year to about 1% as tightening credit conditions may deepen the housing slump. Consequently, we believe U.S. consumer spending will weaken. The outlook for global growth will moderate to about 3% with Asia and Emerging Markets providing strong support. Domestic corporate profits are stressed but largely offset by strong international gains. The Federal Open Market Committee has responded to the liquidity crisis by cutting interest rates and should react to any further deterioration.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was most underweight Consumer Discretionary and Financials and most overweight Utilities, Consumer Staples, Materials and Energy.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.4%
Capital Goods	4.3
Consumer Cyclical	3.3
Consumer Staples	7.4
Energy	16.0
Finance	24.5
Health Care	7.4
Services	1.7
Technology	15.3
Utilities	10.4
Short-Term Investments	4.7
Other Assets and Liabilities	(2.4)

Total	100.0%

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/29/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks a high level of current income.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Floating Rate A#	4/29/05	3.54%	5.26%
Floating Rate A##	4/29/05	0.43%	3.99%
Floating Rate B#	4/29/05	2.72%	4.46%
Floating Rate B##	4/29/05	-2.12%	3.36%
Floating Rate C#	4/29/05	2.67%	4.47%
Floating Rate C##	4/29/05	1.70%	4.47%
Floating Rate I#	4/29/05	3.84%	5.42%
Floating Rate R3#	4/29/05	3.31%	5.35%
Floating Rate R4#	4/29/05	3.43%	5.40%
Floating Rate R5#	4/29/05	3.91%	5.60%
Floating Rate Y#	4/29/05	3.73%	5.52%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael Bacevich	John Connor	Frank Ossino (effective November 9, 2007)
Managing Director	Senior Vice President, Credit Research Analyst	Vice President
How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned 3.54%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.15%, and the 3.76% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.
Effective November 9, 2007, Frank Ossino will assume portfolio management responsibilities for the Fund along with Michael Bacevich. John Connor will no longer serve as portfolio manager of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2007 was a tale of two markets. Overall during the period, the Fund focused on maintaining a diversified portfolio: no issues totaled more than 1% of assets, and industry diversification was generally in line with the Fund’s benchmark. We were, however, deliberately underweight (i.e. the Fund’s sector position was less than the benchmark position) the retail, technology and manufacturing sectors, as these sectors are typically more vulnerable to a softening economy, and overweight (i.e. the Fund’s sector position was greater than the benchmark position) the media/telecom and cable sectors, which are less cyclical in nature. The Fund experienced no loan or bond defaults and had no substantial fundamental credit specific weakness during the period.
During the first half of the year, the Fund experienced strong inflows and we were active buyers of loans as well as floating rate bonds. To enhance yield, we also selectively purchased small amounts of “yield to call” or short duration (i.e. sensitivity to changes in interest rates) fixed-rate bonds. The asset growth resulted in significant secondary market activity as we increased our core positions; secondary market strength also allowed us to reduce or even eliminate positions in weaker credits, specifically in the building products and technology sectors. Demand for new loans was robust, and we participated in two of the largest loan executions ever: Freeport-McMoRan ($11 billion) and Univision ($8 billion).
The second half of the year was a completely different story. Much has been written about the summer sub-prime collapse and its impact on the loan market in July and August. This period was very challenging for the Fund as it had to generate significant liquidity to meet substantial redemptions in a short period of time. Thus, we executed selling across both loan and bond holdings in a down market which negatively impacted performance. Underperformance during this period was also partially attributable to the price volatility experienced in recently issued loans. On a positive note, the Fund did continue to participate in the primary market in credits that came at very attractive levels, including Chrysler Finance Co. We also opportunistically added to existing positions at or near all-time low valuations.
What is your outlook?
The current market disruption creates an attractive entry point, as we are seeing wider spreads (i.e. short and long term interest rates moving farther apart) in both primary and secondary issues as well as tightened underwriting standards. Technical pressures are expected to continue in the near- and medium-term, with a robust $170 billion in new issues scheduled to come to market (down from $230 billion, but above the $100 billion some believe is necessary in order to get supply and demand in balance.)
The fundamental picture is sound, albeit soft in certain sectors, and remains supportive of credit and issuers’ ability to service debt. Although default rates are expected to increase to 2%-2.5% from today’s 0.55% historical low, they are not expected to reach the historical average rate of 3.1% in 2008. An accommodative Federal Open Market Committee (“the Fed”), manageable inflation, and a decent employment picture should all support the consumer and spending.
The Fund’s focus continues to be on well-structured credits with strong asset coverage, portfolio diversification, and a willingness to sell at the first sign of credit deterioration. This strategy should allow the Fund to manage through continued volatility.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	11.2%
Capital Goods	2.8
Consumer Cyclical	10.7
Consumer Staples	3.2
Energy	1.7
Finance	8.2
Health Care	10.8
Services	26.3
Technology	13.9
Transportation	2.9
Utilities	5.1
Short-Term Investments	5.2
Other Assets and Liabilities	(2.0)

Total	100.0%

Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

A	0.1%
BBB	2.1
BB	56.0
B	35.1
CCC	1.2
D	0.0
Not Rated	5.5

Total	100.0%

The Hartford Fundamental Growth Fund
(formerly The Hartford Focus Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/24/01 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Fundamental Growth A#	5/24/01	26.59%	13.91%	5.41%
Fundamental Growth A##	5/24/01	19.63%	12.63%	4.49%
Fundamental Growth B#	5/24/01	25.70%	13.06%	4.65%
Fundamental Growth B##	5/24/01	20.70%	12.82%	4.65%
Fundamental Growth C#	5/24/01	25.68%	13.11%	4.66%
Fundamental Growth C##	5/24/01	24.68%	13.11%	4.66%
Fundamental Growth Y#	5/24/01	27.18%	14.43%	5.90%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Francis J. Boggan
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned 26.59%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmarks, the Russell 1000 Growth Index, which returned 19.23% and the S&P 500 Index which returned 14.58% for the same period. The Fund also outperformed the 22.03% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets advanced during the period, despite the volatility that emerged in the latter part of the period due to concerns associated with the U.S. sub-prime mortgage markets. Mid cap stocks (+17.0%) outperformed small (+ 9.27% )and larger cap stocks (+14.58%) during the period, as measured by the S&P MidCap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. U.S. growth stocks continued to outpace their value peers, as the Russell 1000 Growth Index returned (+19.23%) versus a Russell 1000 Value Index return of (+10.83%).
The Fund outperformed the Russell 1000 Growth Index primarily due to security selection. Strong stock selection in the Information Technology, Materials, and Consumer Discretionary sectors more than offset weaker selection in the Health Care, Financials, and Industrials sectors.
The Fund’s top contributors to relative (i.e. performance of the Fund as measured against the Russell 1000 Growth Index) performance were Cia Vale do Rio Doce (“CVRD”; Materials), Research In Motion (Information Technology), and Priceline.com (Consumer Discretionary). Shares of Brazilian mining company CVRD continued to rise during the period, bolstered by solid iron ore fundamentals as strong Chinese demand sustains tight capacity and strong spot pricing. In addition, the company has been successfully integrating assets and operations of the Inco acquisition. Shares of consumer electronic device company Research In Motion moved higher with expectations of market share gains. We trimmed the position but expect rapid growth in the smartphone handset market and positive customer reaction to the firm’s next generation products. Shares of on-line travel company Priceline.com benefited from strong non-U.S. gross travel bookings, which led to higher-than-expected quarterly earnings and upward full year guidance. We believe that varied pricing options and a strengthening position in Europe should help sustain solid results. Among other top contributors to performance was mining company Freeport-McMoRan which reported a surge in quarterly profits driven by increased metals prices and a smooth integration of recently acquired Phelps Dodge.
Weaker results from our positions in NII Holdings (Telecommunication Services), Coach (Consumer Discretionary), and Akamai Technologies (Information Technology) detracted from returns during the period. Latin American wireless communications company NII Holdings added fewer subscribers than expected in the third quarter, hurt by stiff competition and hurricanes in Mexico, sending shares lower. High-end retailer Coach lowered forecasted earnings due to slowing consumer traffic causing the company’s stock price to fall. Shares of Akamai Technologies, an internet-content delivery services company, fell on investor concerns regarding rising capital expenditures and increased competition. Also detracting from performance was retailer Circuit City (Consumer Discretionary). Circuit City, like many other retailers, was hurt by worries about the resiliency of the U.S. consumers. We maintained our position in all four securities at the end of the period.
What is the outlook?
On April 1, 2007, The Hartford Focus Fund changed its name to The Hartford Fundamental Growth Fund and Francis J. Boggan assumed responsibility as portfolio manager. At that time, the Fund’s investment strategy was modified to invest in a more diversified portfolio of large-cap stocks with a focus on high quality growth companies. The Fund will generally hold between 50-80 names. As a result, the Russell 1000 Growth Index was added as an additional benchmark of the Fund. Steven T. Irons, CFA and Peter I. Higgins, CFA are no longer involved in the management of the Fund.
At end of the period, the Fund’s bottom-up investment approach resulted in overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Telecommunication Services, Consumer Discretionary, and Materials and underweights (i.e. the Fund’s sector position was less than the benchmark position) in Consumer Staples and Health Care.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	5.0%
Capital Goods	3.3
Consumer Cyclical	14.8
Consumer Staples	2.9
Energy	8.7
Finance	11.3
Health Care	9.6
Services	4.8
Technology	34.1
Utilities	1.6
Short-Term Investments	17.1
Other Assets and Liabilities	(13.2)

Total	100.0%

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Communications A#	10/31/00	39.03%	28.68%	1.94%
Global Communications A##	10/31/00	31.38%	27.23%	1.12%
Global Communications B#	10/31/00	38.02%	27.86%	1.25%
Global Communications B##	10/31/00	33.02%	27.71%	1.25%
Global Communications C#	10/31/00	37.97%	27.77%	1.20%
Global Communications C##	10/31/00	36.97%	27.77%	1.20%
Global Communications Y#	10/31/00	39.58%	29.37%	2.42%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management Team
Archana Basi, CFA	David Nincic, CFA
Vice President, Global Industry Analyst	Vice President, Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Communications Fund returned 39.03%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 41.97% for the MSCI All Country World Telecommunication Services Index and 14.58% for the S&P 500 Index. The Fund outperformed the 31.57% return of the average fund in the Lipper Telecommunications Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Telecommunication Services stocks performed well during the period, outpacing the broader market as represented by the S&P 500 Index (+14.58%) and the MSCI All Country World Index (+20.97%). Telecommunications have, in general, benefited from positive macro environments in emerging markets such as Russia, Africa and Latin America.
The fund benefited from a number of holdings in emerging markets countries, where demand for telecommunication services continues to grow. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included Vimpel-Communications, Brasil Telecom and Millicom International Cellular. Russian wireless carrier Vimpel-Communications benefited from strong revenue growth, mostly due to favorable cost control and trends in average revenue per user (ARPU). Brasil Telecom saw its stock rise on the improvements in the overall Brazilian wireless market. In addition, investors became increasingly encouraged that political support existed to merge Brasil Telecom with Telemar Norte Leste. Millicom International was helped by strong fundamentals and its Columbian wireless business Tigo. Other stocks that contributed include Mobile Telesystems, Russia’s largest mobile-phone operator, AT&T, a global communications holding company, and MTN Group, the dominant African wireless services company.
However, relative gains in these names were more than offset by relative losses in a number of out-of-benchmark holdings. Stocks that detracted from relative and absolute performance included Nortel, NII Holdings and Comcast Corporation. Nortel Networks shares declined as the market became increasingly concerned that telecom carriers, who are Nortel’s primary customers, may reduce their equipment spending. Earlier in the year, the company was late filing its 2006 annual report and also provided revenue guidance of flat to down. Both events put downward pressure on the stock. Shares of NII Holdings, a provider of digital wireless communication services, fell due to lower-than-expected Mexican subscriber adds. We remain confident in the fundamentals and continue to hold the position. Comcast Corporation was hurt by weak subscriber trends in phone and internet in the third quarter amid a drop in home sales. Other holdings that hurt performance include Arris Group, a global communications technology company specializing in the design and engineering of equipment for broadband networks and Metro PCS, a wireless communications provider. The Fund’s relative performance was also hurt by not holding Vodafone, the British communications provider whose shares were up significantly during the period.
What is the outlook?
The Fund’s stock selection focuses on companies with solid business fundamentals but which consensus opinion has misperceived as being weak. Because of the uncertainty and volatility surrounding the telecom sector, we believe that many such investing opportunities exist.
Using the approach described above, the Fund allocates its assets to selected areas or industries. Once these allocations are made, we envision low stock turnover as we monitor how well the industries perform. The key positions that the Fund is now taking include: wireless stocks will outperform wireline stocks and emerging market telecom stocks will outperform developed market telecom stocks.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Cable & Other Subscription Programming	2.8%
Communications Equipment Manufacturing	6.1
Electrical Equipment Manufacturing — Component Other	0.8
Internet Providers & Web Search Port	1.5
Other Telecommunications	37.1
Wired Telecommunications Carriers	3.3
Wireless Communications Services	13.6
Wireless Telecommunications Carriers	32.2
Short-Term Investments	9.0
Other Assets and Liabilities	(6.4)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets

Brazil	8.5%
Canada	4.1
Egypt	3.2
France	8.2
Hong Kong	6.3
India	2.7
Indonesia	2.8
Israel	3.7
Luxembourg	6.1
Norway	4.8
Russia	12.5
South Africa	5.8
Spain	6.1
Turkey	4.9
United Kingdom	1.4
United States	16.3
Short-Term Investments	9.0
Other Assets and Liabilities	(6.4)

Total	100.0%

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI Finance ex Real Estate Index is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Financial Services A#	10/31/00	8.42%	14.35%	6.66%
Global Financial Services A##	10/31/00	2.46%	13.06%	5.80%
Global Financial Services B#	10/31/00	7.75%	13.57%	5.93%
Global Financial Services B##	10/31/00	2.75%	13.33%	5.93%
Global Financial Services C#	10/31/00	7.57%	13.50%	5.88%
Global Financial Services C##	10/31/00	6.57%	13.50%	5.88%
Global Financial Services Y#	10/31/00	8.91%	14.86%	7.13%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Management Team
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Financial Services Fund returned 8.42%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 6.85% for the MSCI Finance ex-Real Estate Index and 14.58% for the S&P 500 Index. The Fund also outperformed the 0.35% return of the average fund in the Lipper Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Mark T. Lynch assumed sole portfolio management responsibilities for the Fund, replacing Theodore E. Shasta, Jennifer L. Nettesheim and Andrew R. Heiskell. This transition was effective on December 15, 2006.
Why did the Fund perform this way?
The twelve-month period ending October 31, 2007 was one of the most volatile in recent history for the Financial sector. Financial stocks were at the epicenter of market turmoil as volatility stemmed from events in the sub-prime mortgage market, which led to tightening credit availability and deterioration in the U.S. housing market. In this environment, returns to the MSCI Finance ex-Real Estate Index during the period were led by the Insurance, Capital Markets and Commercial Bank industries, with the Thrifts & Mortgage Finance and Consumer Finance industries lagging.
Commercial Bank holdings contributed most to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance due to strong security selection. Stock selection was also strong in the Capital Markets and Insurance industries; however, these gains were partially offset by weaker selection within the Consumer Finance and Thrifts & Mortgage Finance industries.
Top contributors to relative and absolute (i.e. total return) performance included Julius Baer, Sterling Financial and Invesco. Shares in Julius Baer, a Swiss asset manager and private bank, rose on news of strong inflows and effective cost management, pushing margins higher. Good performance and execution should help perpetuate growth. During the period we established a position in Sterling Financial, a Pennsylvania based bank with a strong branch system in that area. The discovery of fraud in one of its units left the bank in a weak position. Shortly thereafter Sterling was purchased for a premium by PNC Financial Services Group, elevating the stock price. Global asset manager Invesco has plans to move its primary listing from London to New York which has helped push its price higher. Invesco is poised to benefit from ongoing cost reduction initiatives as management consolidates decentralized back-office and marketing operations.
E*Trade Financial, Kensington Group and Countrywide Financial were among the top detractors to relative and absolute performance during the period. Shares of E*Trade, the retail brokerage and banking firm, were hurt as unexpected sub-prime and mortgage issues relating to the company began to surface. Additionally, expectations that it would benefit from consolidation in the online brokerage sector deflated when the company had to increase provisions for bad debts in its loan and securities book. Kensington Group, a U.K.-based lender who extends mortgage credit to “non-conforming” customers, suffered because of issues relating to the sub-prime mortgage market and the U.K. property market in general. In July, mortgage originator Countrywide Financial disclosed a large increase in defaults among sub-prime residential loans, resulting in an unanticipated liquidity crisis. The collapse of the mortgage market caused Countrywide to suffer as its asset quality deteriorated. We eliminated the position in Countrywide.
What is the outlook?
The past year has been extremely volatile and complex for the Financial sector. However, the disorder and turmoil caused by the sub-prime mortgage market and other structured vehicles has generated opportunities. We continue to focus on stocks with low P/Es (i.e. Price/Earnings ratio), opportunistically look for special situations, and avoid companies that are lacking strong customer franchises. At the end of the period we were overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Capital Markets, Consumer Finance and Diversified Financials industries and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Commercial Banks and Insurance.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Agencies, Brokerages, Other Insurance Act	5.0%
Commercial Banking	9.8
Consumer Lending	1.9
Depository Credit Banking	22.9
Insurance Carriers	17.1
International Trade Financing (Foreign Banks)	20.1
Nondepository Credit Banking	7.5
Other Financial Investment Activities	4.9
Real Estate Credit (Mortgage Banking)	1.7
Securities, Commodities and Brokerage	5.5
Short-Term Investments	5.0
Other Assets and Liabilities	(1.4)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Australia	2.9%
Brazil	1.9
Canada	10.0
France	3.6
Germany	2.3
Italy	7.3
Japan	1.5
Liechtenstein	2.2
Netherlands	8.1
Norway	1.2
South Africa	1.9
Switzerland	11.3
United Kingdom	13.2
United States	29.0
Short-Term Investments	5.0
Other Assets and Liabilities	(1.4)

Total	100.0%

The Hartford Global Growth Fund
(formerly The Hartford Global Leaders Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 9/30/98 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Growth A#	9/30/98	35.85%	18.86%	12.01%
Global Growth A##	9/30/98	28.37%	17.52%	11.32%
Global Growth B#	9/30/98	34.81%	17.97%	NA *
Global Growth B##	9/30/98	29.81%	17.76%	NA *
Global Growth C#	9/30/98	34.94%	18.05%	11.25%
Global Growth C##	9/30/98	33.94%	18.05%	11.25%
Global Growth R3#	9/30/98	35.72%	19.39%	12.55%
Global Growth R4#	9/30/98	36.09%	19.45%	12.58%
Global Growth R5#	9/30/98	36.40%	19.51%	12.61%
Global Growth Y#	9/30/98	36.61%	19.54%	12.63%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management
Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned 35.85%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the MSCI World Growth Index, which returned 24.44% for the same period. The Fund also outperformed the 25.19% return of the average fund in the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.
During the twelve-month period ended October 31, 2007, Matthew D. Hudson, CPA replaced Andy S. Offitt, CPA as lead portfolio manager for the Fund. This transition was effective on June 1, 2007.
Why did the Fund perform this way?
Global equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the period due to concerns associated with the U.S. sub-prime mortgage market. Growth stocks outperformed their value counterparts as measured by the Russell 1000 Growth Index, which returned (+19%) versus the Russell 1000 Value Index return of (+11%). Non-U.S. markets (+21%) generally outperformed the U.S. (+15%) as measured by the MSCI World Growth Index and S&P 500 Index, respectively. Every sector in the MSCI World Growth Index rose. Materials (+52%), Energy (+43%), and Utilities (+39%) led returns, while Health Care (+6%), Consumer Discretionary (+13%), and Financials (+15%) trailed the broader market.
Security selection was positive in eight of the ten broader sectors and the main driver of outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI World Growth Index during the period. Stock selection was strongest in the Information Technology, Industrials, and Financials sectors, slightly offset by weaker performance in Consumer Discretionary and Telecommunication Services. Sector allocation decisions, a result of bottom-up stock selection, had a modest negative impact on relative returns. Detracting from returns were our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the stronger performing Materials and Industrials sectors along with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the weaker performing Financials sector. This was partially offset by underweight positions in Consumer

Discretionary and Health Care and an overweight in Telecommunication Services.
The leading contributors to relative performance during the year were Nintendo (Information Technology), Research in Motion (Information Technology), and Cia Vale do Rio Doce (“CVRD”; Materials). Japanese video game developer Nintendo continues to experience positive sales trends for its gaming console the Wii. The addressable market is larger than expected due to product’s ease of use. Consumer electronic device company Research in Motion moved higher with expectations of market share gains. Diversified Brazilian metals and mining company CVRD shares moved sharply higher as spot iron ore prices in China continue to soar. Las Vegas Sands (Consumer Discretionary) continued to be among the top absolute (i.e. total return) contributors during the period. A developer and operator of hotel, gaming, and resort businesses, Las Vegas Sands’ successful opening of a casino in Macau, China increased investor’s optimism for the company’s growth opportunities around the world. We continued to hold all of these names as of the end of the period.
Performance was hurt by our holdings in Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix
(Financials) in both relative and absolute terms. Shares in Comcast, an operator of cable, internet, and phone services, fell as the company reported that it lost more subscribers than expected. We continue to hold the security. Japanese online retailer and brokerage firm Rakuten reported first quarter results that were below expectations, due to higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position. Shares of the Japanese financial services company Orix fell due to disappointing earnings and its modest exposure to the U.S. sub-prime mortgage market. We eliminated our holding in the security.
What is the outlook?
As a result of bottom up fundamental research, the Fund’s largest overweight positions at the end of the period were Information Technology, Financials, and Energy. Within Technology we favor software & services companies Google and Electronic Arts, which are among our top holdings. Consumer Staples, Health Care, and Consumer Discretionary continue to be the Fund’s largest underweight positions. Within Consumer Discretionary, we continue to underweight companies with large exposure to U.S. consumers as we believe that discretionary consumer spending may slow further in the U.S.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	7.1%
Capital Goods	4.2
Consumer Cyclical	8.6
Consumer Staples	4.3
Energy	6.7
Finance	14.0
Health Care	8.5
Services	6.2
Technology	32.0
Transportation	2.5
Utilities	3.3
Short-Term Investments	9.6
Other Assets and Liabilities	(7.0)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Austria	1.1%
Bermuda	0.9
Brazil	2.1
Canada	4.5
China	4.8
Finland	1.8
France	5.5
Germany	4.5
Greece	1.0
Hong Kong	0.8
Ireland	2.2
Japan	5.0
Luxembourg	1.7
Mexico	1.0
Netherlands	1.0
South Korea	1.1
Spain	1.3
Switzerland	4.7
Taiwan	1.3
United Kingdom	10.0
United States	41.1
Short-Term Investments	9.6
Other Assets and Liabilities	(7.0)

Total	100.0%

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P GSSI Health Care Index is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Health A#	5/01/00	9.96%	14.63%	12.42%
Global Health A##	5/01/00	3.91%	13.35%	11.57%
Global Health B#	5/01/00	8.92%	13.77%	11.57%
Global Health B##	5/01/00	3.92%	13.53%	11.57%
Global Health C#	5/01/00	9.11%	13.80%	11.60%
Global Health C##	5/01/00	8.11%	13.80%	11.60%
Global Health I#	5/01/00	10.48%	14.77%	12.50%
Global Health R3#	5/01/00	9.61%	15.01%	12.91%
Global Health R4#	5/01/00	10.00%	15.09%	12.96%
Global Health R5#	5/01/00	10.23%	15.14%	12.99%
Global Health Y#	5/01/00	10.45%	15.19%	13.02%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management Team
Joseph H. Schwartz, CFA	Ann C. Gallo	Robert L. Deresiewicz
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst
Jean M. Hynes, CFA	Kirk J. Mayer, CFA
Senior Vice President, Partner	Vice President
Global Industry Analyst	Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Health Fund returned 9.96%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 11.67% for the Goldman Sachs Health Care Index and 14.58% for the S&P 500 Index. The Fund also underperformed the 12.98% return of the average fund in the Lipper Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Health Care sector lagged the broader markets, as represented by the S&P 500 Index (+14.6%) and the MSCI World Index (+21%). Within the Goldman Sachs Health Care Index, Life Sciences Tools & Services (+32%), Health Care Equipment & Supplies (+19%) and Health Care Providers & Services (+18%) were the strong performers while Biotechnology (+3%) and Health Care Technology (+7%) were the laggards.
The Fund’s underperformance versus its benchmark during the period reflected adverse allocation among industries which was only partially offset by positive stock selection. The Fund was hurt on a relative (i.e. performance of the Fund as measured against the benchmark) basis by its underweights (i.e. the Fund’s sector position was less than the benchmark position) in Life Sciences Tools & Services, Health Care Providers and Health Care Equipment & Suppliers.

Eisai and Shionogi were the top detractors from relative performance during the period. The Fund’s relative performance was also hurt by an underweight in Merck, a large pharmaceutical company, whose shares rose during the period. Eisai, a Japanese pharmaceutical company, encountered delays in developing replacements for its best-selling Alzheimer’s drug and setbacks in breast cancer and anti-ulcer drugs. Shionogi, another Japanese pharmaceutical company, has the strongest growth profile among the major pharmas, but investors were disappointed in April by management’s lower sales guidance that we believe is too conservative. While both of these companies have underperformed in the last few months, we still believe in their fundamentals and growth potential and maintain our positions.
Schering Plough, a global science-based healthcare company, and MGI Pharma, a biopharmaceutical company focused in oncology and acute care, were top contributors on a relative and absolute (i.e. total return) basis. Relative performance also benefited from not holding Pfizer and biotech firm Genentech and by an underweight position in biotech firm Amgen, all of which fell. Schering-Plough’s shares benefited from a strong pipeline and R&D success with a number of products. MGI Pharma shares got a boost from strong products such as Aloxi, used in chemotherapy treatment, and Dacogen, used in leukemia treatment. Pharmaceutical company Abbott Laboratories was also a contributor to absolute performance. The business remains in solid shape led by Humira, a type of anti-inflammatory drug, and has an interesting pharmaceutical pipeline with compounds for Hepatitis C, cancer, and a next generation Humira drug.
What is the outlook?
We continue to look for companies with stable or improving fundamentals at attractive valuations, while taking advantage of market opportunities to upgrade the Fund’s portfolio with those stocks that have the best ratio of revenue growth relative to market capitalization. As a result, we continuously seek to add good companies on price weakness and trim into strength. Within the Health Care Providers & Services industry, although stocks generally appear to be fairly valued, investors seeking defensive holdings in anticipation of an economic slowdown could drive further appreciation. The market continues to digest the implications of a Democrat-controlled Congress and election year rhetoric, which will likely result in volatility in the near-term and provide us with opportunities to add companies at attractive entry points. Companies with less direct exposure to Medicare/Medicaid, health insurers, and distributors continue to be attractive based on our approach. Within the Health Care Equipment & Supplies industry, most stocks appear fairly valued. However, we continue to look for companies with underappreciated franchises or promising R&D projects.
We remain overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Biotechnology industry as significant potential exists for reduced cost structures and new product pipelines provide upside potential. Despite weak recent stock performance, Japanese companies remain very attractive due to their strong cash balances and attractive new product pipelines.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Data Processing Services	0.4%
Drugs & Druggists Sundries Wholesalers	2.1
Electromedical Manufacturing	7.5
General Medical and Surgical Hospitals	1.5
Health and Personal Care Stores	1.0
Insurance Carriers	7.9
Medical and Diagnostic Laboratories	0.7
Medical Equipment & Supplies Manufacturing	6.7
Other Ambulatory Health Care Services	0.2
Pharmaceutical & Medicine Manufacturing	58.9
Professional Services — Computer System Design and Related	0.9
Scientific Research & Development Services	9.6
Short-Term Investments	18.0
Other Assets and Liabilities	(15.4)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Belgium	2.0%
Brazil	0.5
China	0.1
Denmark	0.4
France	3.8
Germany	2.0
Ireland	2.4
Israel	1.4
Italy	0.7
Japan	10.5
Spain	0.6
Switzerland	0.7
United Kingdom	2.3
United States	70.0
Short-Term Investments	18.0
Other Assets and Liabilities	(15.4)

Total	100.0%

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P GSTI Technology Index is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Technology A#	5/01/00	27.51%	19.38%	-4.32%
Global Technology A##	5/01/00	20.50%	18.04%	-5.04%
Global Technology B#	5/01/00	26.62%	18.58%	-5.01%
Global Technology B##	5/01/00	21.62%	18.38%	-5.01%
Global Technology C#	5/01/00	26.30%	18.48%	-5.06%
Global Technology C##	5/01/00	25.30%	18.48%	-5.06%
Global Technology Y#	5/01/00	28.01%	19.86%	-3.94%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Management Team
Scott E. Simpson	Eric C. Stromquist	Anita M. Killian, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

John F. Averill, CFA	Bruce L. Glazer
Senior Vice President, Partner	Senior Vice President, Partner
Global Industry Analyst	Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Technology Fund returned 27.51%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 29.08% for the Goldman Sachs Technology Composite Index, and 14.58% for the S&P 500 Index. The Fund also underperformed the 28.64% return of the average fund in the Lipper Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Technology stocks performed well during the twelve-month period ended October 31, 2007, and were ahead of the broader market, as measured by the MSCI World Index (+21%) and the S&P 500 Index (+14.6%).
Stock selection was weakest in the Semiconductors & Semiconductor Equipment industry. The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance was also hurt by an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the lagging Semiconductors & Semiconductor Equipment industry and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the surging Computers & Peripherals industry. However, strong security selection within the Computers & Peripherals, Internet Software & Services and Communications Equipment industries helped performance.
Trident Microsystems, Robert Half International and SOITEC were among the top detractors from relative and absolute (i.e. total return) performance. Trident Microsystems, a digital media company, suffered from a weak third quarter report and forecasted declining sales in its major business markets putting downward pressure on the stock. Robert Half, a global provider of specialized staffing and risk consulting services, suffered as the outlook for the U.S. employment market worsened. SOITEC, a silicon-on-insulator wafer supplier, suffered from weak sales and a soft U.S. dollar.
Google, Nokia, Research in Motion and Redback Networks were among the top contributors to relative and absolute performance during the period. Google generated solid share gains in the web search market and announced innovative updates for its integrated search platform. Google has made a number of acquisitions throughout the year and is also working on a phone to compete with the iPhone. Nokia is the leading cell phone designer and manufacturer in the world. Several successful new models and an aggressive cost control program enabled Nokia to deliver exceptionally strong results during the period. Nokia continues to gain share of the handset market, with sales in emerging markets leading its growth. Research in Motion, a consumer electronic device company and maker of the Blackberry, moved higher during the period. The stock rallied because of strong demand for its Curve, 8800, 8700, and Pearl devices, which are driving sales and earnings faster than expected. As a result, we took profits and eliminated the position. Redback Networks provides edge routers and other equipment that telecommunications companies and Internet service providers use to deliver broadband services to their subscribers and was a top relative contributor. Redback Networks was bought by Ericsson in late 2006 elevating the stock price and we eliminated the position on this strength.
What is the outlook?
The turmoil generated by the sub-prime mortgage market and the subsequent uncertainty surrounding financial markets led to a shift in market sentiment during the period. Although we recognize the potential for a slow down in the U.S. economy, we continue to see solid growth in the rest of the world. While U.S. enterprise spending is soft, worldwide enterprise spending remains strong. Information Technology spending in the Asia-Pacific region is growing at around 9% per year according to the International Data Group and China is already the third largest purchaser of technology products. On the consumer side, demand for feature-rich phones including music phones and smart phones, as well as the continued transition to 3G, remains strong and should drive revenue higher for select handset and component manufacturers. We continue to focus on high quality, high margin and free cash flow generating businesses.
At the end of the period our largest holdings were in Google, IBM and Electronic Arts, an interactive game software company. Other notable positions include Microsoft and Qualcomm, a provider of digital wireless telecommunication products and services. At the end of the period the Fund was most overweight the Semiconductors & Semiconductors Equipment and IT Services industries and most underweight the Computers & Peripherals and Software industries.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Activities Related to Credit Banking	2.6%
Business Support Services	1.1
Communications Equipment	10.1
Computer and Peripheral	20.0
Electrical Equipment Manufacturing — Component Other	4.0
Employment Services	2.6
Industrial Machinery	1.3
Industrial Machinery and Equipment Rental and Lease	0.7
Internet Providers & Web Search Port	0.7
Internet Publishing and Broadcasting	1.3
Management, Scientific, and Technical Consulting Services	2.5
On-Line Information Services	9.4
Other Investment Pools and Funds	2.8
Professional & Commercial Equipment	2.0
Professional Services — Accounting, Tax Prep, Payroll	0.2
Professional Services — Computer System Design and Related	4.5
Securities and Commodity Exchanges	0.0
Securities, Commodities and Brokerage	0.0
Semiconductor, Electronic Component Manufacturing	15.2
Semiconductor, Electronic Components	1.5
Software Publishers	14.7
Wireless Communications Services	0.7
Short-Term Investments	10.6
Other Assets and Liabilities	(8.5)

Total	100.0%

Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Austria	0.9%
Finland	1.0
France	0.7
Netherlands	2.3
Switzerland	0.5
Taiwan	3.8
United Kingdom	0.7
United States	88.0
Short-Term Investments	10.6
Other Assets and Liabilities	(8.5)

Total	100.0%

The Hartford Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Growth Allocation A#	5/28/04	19.35%	13.28%
Growth Allocation A##	5/28/04	12.78%	11.42%
Growth Allocation B#	5/28/04	18.40%	12.53%
Growth Allocation B##	5/28/04	13.40%	11.87%
Growth Allocation C#	5/28/04	18.44%	12.54%
Growth Allocation C##	5/28/04	17.44%	12.54%
Growth Allocation I#	5/28/04	19.71%	13.41%
Growth Allocation R3#	5/28/04	18.93%	13.16%
Growth Allocation R4#	5/28/04	19.35%	13.28%
Growth Allocation R5#	5/28/04	19.59%	13.35%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund gained 19.35%, before sales charge, for the twelve-month period ended October 31, 2007, versus the 13.90% return of the Lipper Mixed-Asset Target Allocation Growth Funds category, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Effective August 1, 2007, Hartford Investment Management Company was added as a subadviser to the Fund.
Why did the Fund perform this way?
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. Generally, the Fund’s target asset allocation is set at approximately 80% equity and 20% fixed-income. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-

income allocation is structured around three fixed-income indices. For the year, the best performer was the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index (up 6.33%); followed by the Lehman Brothers 1-3 Year Government Index (up 5.73%); and the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%). Consequently, the Fund benefited from its allocation to TIPS and short-term bonds, which outperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our disciplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets
The Hartford Capital Appreciation Fund, Class Y	24.0%
The Hartford Disciplined Equity Fund, Class Y	3.5
The Hartford Equity Income Fund, Class Y	4.8
The Hartford Global Growth Fund, Class Y	6.8
The Hartford Growth Opportunities Fund, Class Y	4.2
The Hartford Income Fund, Class Y	0.8
The Hartford Inflation Plus Fund, Class Y	3.4
The Hartford International Opportunities Fund, Class Y	5.3
The Hartford International Small Company Fund, Class Y	5.1
The Hartford Select MidCap Value Fund, Class Y	2.3
The Hartford Select SmallCap Value Fund, Class Y	4.7
The Hartford Short Duration Fund, Class Y	5.6
The Hartford Small Company Fund, Class Y	4.0
The Hartford Stock Fund, Class Y	0.0
The Hartford Total Return Bond Fund, Class Y	9.8
The Hartford Value Fund, Class Y	15.6
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Growth A#	6/08/49	23.92%	13.94%	7.59%	11.20%
Growth A##	6/08/49	17.11%	12.66%	6.99%	11.09%
Growth B#	11/14/94	23.02%	13.10%	NA *	NA *
Growth B##	11/14/94	18.02%	12.85%	NA *	NA *
Growth C#	11/14/94	23.10%	13.17%	6.83%	9.42%
Growth C##	11/14/94	22.10%	13.17%	6.83%	9.42%
Growth I#	2/19/02	24.37%	14.04%	NA	8.31%
Growth L#	6/08/49	24.22%	14.27%	7.76%	11.23%
Growth L##	6/08/49	18.32%	13.17%	7.24%	11.14%
Growth R3#	2/19/02	23.72%	14.37%	NA	8.19%
Growth R4#	2/19/02	24.06%	14.43%	NA	8.24%
Growth R5#	2/19/02	24.35%	14.48%	NA	8.29%
Growth Y#	2/19/02	24.52%	14.51%	NA	8.31%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Management
Andrew J. Shilling	John A. Boselli, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Growth Fund returned 23.92%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 1000 Growth Index, which returned 19.23% for the same period. The Fund also outperformed the 22.03% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The market’s robust returns during the twelve-month period reflected a change in leadership as investors began to favor growth stocks over their value counterparts. The Russell 1000 Growth Index’s 19.23% return was nearly double the 10.83% return of the Russell 1000 Value Index. Large stocks, as measured by the Russell 1000 Index, outpaced smaller stocks, represented by the Russell 2000 Index, 15.03% to 9.27%. Every sector in the Russell 1000 Growth Index rose, led by Materials (+48%), Energy (+38%), and Information Technology (+29%). The laggards in this environment were Consumer Discretionary stocks (+4%) and Telecommunication Services companies (+5%).
The Fund’s outperformance was driven primarily by security selection. Sector allocation, a result of bottom-up stock selection, was also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in strong Materials and Information Technology stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in lagging Consumer Discretionary stocks. Selection was particularly strong in the Materials and Industrials sectors. Top contributors to relative returns included Cia Vale do Rio Doce (“CVRD”; Materials), Fluor (Industrials), and Potash (Materials). Brazilian metals and mining company CVRD’s shares moved sharply higher on strength in iron ore prices. The firm is benefiting from solid iron ore fundamentals as strong Chinese demand sustains tight capacity and a favorable pricing environment. Engineering and construction company Fluor reported solid earnings, led by strength in oil and gas, power generation, and infrastructure projects. Fluor remains favorably positioned with a healthy project pipeline and a series of large contract wins. Canadian agricultural products firm Potash reported record earnings as increasing demand resulted in tight global capacity utilization rates at potash producers. Limited industry expansion plans provide a favorable outlook for near-term fundamentals. Top absolute (i.e. total return) contributors during the period included pharmaceutical company Schering-Plough, consumer electronics company Apple, networking firm Cisco, and search giant Google.
Network Appliance (Information Technology), Nasdaq Stock Market (Financials), and Kohl’s (Consumer Discretionary) were among the top detractors from relative performance during the period. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth targets and a potentially sluggish outlook for enterprise spending. We reduced our position. Nasdaq Stock Market’s shares were impacted by renewed competitive pressures and volatility around the failed London Stock Exchange deal. We eliminated our position. Specialty department store company Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Top detractors from absolute returns included communications company Motorola, cable provider Comcast, and software firm Akamai.
What is the outlook?
Our investment approach is very much a “bottom-up” process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up stock picking, we were most overweight Information Technology and Industrials at the end of the period. Significant Information Technology holdings included software companies Oracle and Electronic Arts. Our Industrials positions favor capital goods companies such as General Dynamics and Danaher. We remain underweight consumer stocks broadly, although we increased our exposure to Consumer Discretionary stocks during the period through purchases of select retailers including Kohl’s and Staples. We also moved from an overweight to an underweight position in Health Care during the period, as we eliminated our positions in device company Medtronic, insurer UnitedHealth, and pharmaceutical firms AstraZeneca and Sanofi-Aventis.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	8.0%
Capital Goods	6.2
Consumer Cyclical	5.8
Consumer Staples	2.0
Energy	6.7
Finance	8.4
Health Care	9.4
Services	12.6
Technology	35.0
Transportation	2.7
Utilities	1.1
Short-Term Investments	7.1
Other Assets and Liabilities	(5.0)

Total	100.0%

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Growth Opp A#	3/31/63	40.39%	23.66%	11.17%	13.45%
Growth Opp A##	3/31/63	32.66%	22.27%	10.55%	13.31%
Growth Opp B#	11/14/94	39.29%	22.74%	NA *	NA *
Growth Opp B##	11/14/94	34.29%	22.57%	NA *	NA *
Growth Opp C#	11/14/94	39.40%	22.79%	10.38%	12.23%
Growth Opp C##	11/14/94	38.40%	22.79%	10.38%	12.23%
Growth Opp I#	2/19/02	40.89%	23.76%	NA	15.26%
Growth Opp L#	3/31/63	40.77%	24.01%	11.34%	13.49%
Growth Opp L##	3/31/63	34.09%	22.81%	10.80%	13.37%
Growth Opp R3#	2/19/02	40.18%	24.12%	NA	15.06%
Growth Opp R4#	2/19/02	40.72%	24.21%	NA	15.14%
Growth Opp R5#	2/19/02	40.93%	24.25%	NA	15.17%
Growth Opp Y#	2/19/02	41.07%	24.28%	NA	15.19%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Opportunities Fund returned 40.39%, before sales charge, for the twelve-month period ended October 31, 2007, versus the returns of 19.00% for the Russell 3000 Growth Index and 19.23% for the Russell 1000 Growth Index. The Fund also outperformed the 24.19% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
As measured by the Russell 3000 Growth Index, equity markets ended broadly higher for the fifth fiscal year in a row, despite significant volatility during the summer. Every sector in the benchmark posted positive returns for the period, led by a disparate group of sectors: Materials (+48%), Energy (35%), Information Technology (29%), and Utilities (25%). The laggards in this environment were Consumer Discretionary (+5%) and Telecommunications Services (+6%).
The Fund outperformed its benchmark by maintaining its focus on stock selection. Stock selection was strong in eight of ten economic sectors, particularly in Information Technology, Materials and Consumer

Discretionary. Sector weightings, the result of bottom-up stock selection decisions, were also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Materials sector.
Potash (Materials), Research In Motion (Information Technology) and Foster Wheeler (Industrials) were the top contributors to relative and absolute (i.e. total return) performance during the period. Canadian agricultural products firm Potash reported record earnings, as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Limited industry expansion plans provide a favorable outlook for near-term fundamentals. Shares of Canadian communications device company Research In Motion moved higher with expectations of market share gains because of strong demand for its Curve, 8800, 8700, and Pearl devices, which are driving sales and earnings faster than expected. Global engineering and construction services company Foster Wheeler benefited from robust demand for energy and infrastructure projects, leading to attractive high-margin new project bookings. The company has significant exposure to fast-growing, international end markets. We continued to hold all three stocks at period-end. Other top contributors to relative and absolute returns included Brazilian mining company Cia Vale do Rio Doce and Chinese advertising firm Focus Media.
Network Appliance (Information Technology), Kohl’s (Consumer Discretionary), and Nasdaq Stock Market (Financials) were among the top detractors from relative performance during the period. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth and a potentially sluggish outlook for enterprise spending. We eliminated the position. Specialty department store company Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Nasdaq Stock Market’s shares declined as a result of renewed competitive pressure from BATS Trading Inc.’s alternative trading platform, in addition to noise around the failed London Stock Exchange deal. We eliminated our position. Other detractors from relative and absolute results included financial firm E*Trade Financial, pharmaceuticals companies AtheroGenics and Shionogi, and retailer Children’s Place.
What is your outlook?
While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices augur increased pressure on inflation and interest rates. The biggest negative in the economy is housing, which was overbuilt and is in the process of correcting.
Positioning within the Fund is determined by fundamental, stock-by-stock research. At the end of the period, the Fund was most overweight in the Materials sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples and Financials stocks.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	12.4%
Capital Goods	2.1
Consumer Cyclical	7.2
Consumer Staples	0.9
Energy	8.3
Finance	6.0
Health Care	12.5
Services	9.0
Technology	30.8
Utilities	3.2
Short-Term Investments	27.6
Other Assets and Liabilities	(20.0)

Total	100.0%

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/98 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks high current income. Growth of capital is a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
High Yield A#	9/30/98	7.36%	10.79%	5.24%
High Yield A##	9/30/98	2.53%	9.78%	4.71%
High Yield B#	9/30/98	6.56%	9.99%	NA *
High Yield B##	9/30/98	1.56%	9.71%	NA *
High Yield C#	9/30/98	6.63%	10.06%	4.54%
High Yield C##	9/30/98	5.63%	10.06%	4.54%
High Yield I#	9/30/98	7.65%	10.85%	5.27%
High Yield R3#	9/30/98	7.33%	11.19%	5.63%
High Yield R4#	9/30/98	7.60%	11.25%	5.66%
High Yield R5#	9/30/98	7.82%	11.29%	5.68%
High Yield Y#	9/30/98	7.96%	11.32%	5.70%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Mark Niland, CFA	Nasri Toutoungi	James Serhant, CFA
Managing Director	Managing Director	Senior Vice President
Senior Investment Analyst
How did the Fund perform?
The Class A shares of The Hartford High Yield Fund gained 7.36%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers High Yield Corporate Index, which gained 6.73%, and the 6.22% average return of the Lipper High Yield Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Issuer and security selection proved to be the dominant factors in the Fund’s performance over the last year. Within the Technology sector, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to CompuCom Systems Inc. drove a considerable amount of our benchmark relative (i.e. performance of the Fund as measured against the benchmark) return (contributing 18 basis points), as the company was purchased by a private equity group which subsequently purchased our bonds at a substantial premium. The Health Care sector was another highlight in terms of benchmark relative returns: holdings of HCA, Inc. performed particularly well (accounting for 20 basis points of the Fund’s return), as the twelve-month anniversary date of the completion of the company’s leveraged buy-out wound up with its operating metrics in very solid shape.
Profit taking on our Intelsat Ltd. positions in the first half of the year benefited the portfolio’s relative return, as the company announced a leveraged recapitalization in June that subsequently caused its bond price to drop. Also of particular note during the period was the 32 basis points of return contributed through the receipt of a cash settlement from the underwriters of WorldCom’s debt securities arising out of securities law settlements.
On the negative side, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the supermarket sector cost the portfolio 11 basis points. Specifically, over a year ago we exited our holdings in Delhaize Group and Royal Ahold N.V. due to the fact that they were relatively low yielding credits, even when taking into consideration their positive credit trajectory. Nevertheless, these two credits continued to appreciate in value as their credit ratings migrated up to investment grade status. A similar dynamic within the gas pipeline sector also occurred, which translated into our allocation to the sector contributing 10 basis points less to the portfolio’s return than an index neutral position. During the volatility experienced over the last year, we did add to our exposure to Williams Companies, Inc. and El Paso Corporation on weakness, but we remained underweight to these two relatively low yielding companies, which ultimately outperformed the broader market due to their “safe haven” status.
What is your outlook?
Our business cycle analysis suggests that we are at the beginning of the Federal Open Market Committee’s (“the Fed”) easing cycle, a period where risky sectors typically outperform. Spreads for below investment grade corporates have increased to the wide end of the recent range, making them more attractive at these valuations.
The trailing twelve-month default rate remains well below 2%, the lowest level since 1995. While the default rate can be expected to tick up from here, it is expected to remain well below the long-term historical average of 5%. The market is currently doing a better job at discriminating between good and bad credits; this provides opportunities to add new high yield investments, though we will be very issuer specific when doing so. As always, our focus remains on strict credit underwriting and a careful balance between risk and return.
In the context of the current environment, the fact that the problems in the residential mortgage market as well as in broad swathes of the structured market (most notably the structured investment vehicles market (“SIV”) and asset-backed security/collateralized debt obligation market (ABS/CDO)) have still not been resolved leads us to temper our risk tolerance. As long as the major financial institutions are experiencing an increasing amount of charge-offs related to these exposures, there are fewer sources of liquidity for those companies in need. This raises the concern that liquidity issues could spark a larger than expected rise in defaults.
Many companies still have fresh memories of the last downturn in the credit cycle and therefore have done a much better job of managing their finances in order to ensure that they can survive a period of volatility in the credit markets. Given the fact that underwriting standards were generally easing from the beginning of 2003 until this past June, however, there are some credits that will be entering the “zone of insolvency” as credit and economic conditions tighten. As always, ensuring that we avoid the issuers that are on this track will be our main objective for the foreseeable future.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
AAA	0.3
BBB	0.4
BB	18.0
B	52.5
CCC	24.7
C	0.0
Not Rated	4.1

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	11.2%
Capital Goods	2.5
Consumer Cyclical	12.4
Consumer Staples	1.0
Energy	4.9
Finance	14.7
Health Care	4.9
Services	19.8
Technology	15.9
Transportation	2.1
Utilities	9.3
Short-Term Investments	16.9
Other Assets and Liabilities	(15.6)

Total	100.0%

The Hartford High Yield Municipal Bond Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Non-Investment Grade Debt Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
You cannot invest directly in an index.
Investment objective – Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	Since
	Date	Inception
High Yield Municipal Bond A#	5/31/07	-3.41%
High Yield Municipal Bond A##	5/31/07	-7.76%
High Yield Municipal Bond B#	5/31/07	-3.71%
High Yield Municipal Bond B##	5/31/07	-8.44%
High Yield Municipal Bond C#	5/31/07	-3.71%
High Yield Municipal Bond C##	5/31/07	-4.66%
High Yield Municipal Bond I#	5/31/07	-3.21%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford High Yield Municipal Bond Fund lost 3.41%, before sales charge, for the period from inception on May 31, 2007 through October 31, 2007, versus its benchmark, the Lehman Brothers Municipal Non-Investment Grade Debt Index, which lost 1.12%, and the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund, which lost 1.76%.
Why did the Fund perform this way?
Fund performance was primarily hurt by its positioning in the poorly performing long end of the yield curve as well as its exposure to triple-B and double-B rated credits. The short end (1-6 years) was the only part of the curve with positive performance for the year, significantly outperforming the long end. With limited exposure to the short end of the curve (because of the lack of significant yield pick-up realized when purchasing these bonds), Fund performance suffered. In addition, the Fund’s high allocation to health care, industrial revenue, and special tax bonds (i.e. a bond secured by the special taxes levied on certain real estate) hurt performance as credit spreads widened (i.e. short and long term interest rates moving farther apart) in these sectors.
On a positive note, the Fund’s low allocation to tobacco bonds prior to the market turmoil in August helped performance, as this sector generated the greatest negative returns during the period. We expect to increase Fund exposure to the tobacco sector however, as we believe the underperformance is the result of supply/demand imbalances and not fundamental credit issues.
The Fund was extremely active purchasing bonds since its inception in June, predominantly in maturities of 20 years and longer. As a result, exposure to the long end of the curve (25 plus years) remains high at almost 60%, and the weighted average life of the Fund increased to 19.6 years, compared to 10.9 years for the Lehman Brothers High Yield Index. The effective duration (i.e. sensitivity to changes in interest rates) extended to 9.44 from 7.48 years in June, compared to the Lehman Brothers High Yield Index of 6.57 years. When possible, we will attempt to balance our longer purchases with short maturity high-yield debt.
Purchases during the period focused in the non-investment grade category, consistent with our investment strategy of maximizing yield through exposure to BB and lower rated bonds. As Fund assets grew, we were able to reduce some of our current sector concentrations as purchases were diversified across many municipal sectors.

What is your outlook?
Credit fundamentals remain stable in the short term, but the housing slowdown and its potential negative effect on credit performance bears close monitoring over the long term. We remain cautious on high-yield bonds, specifically on non-rated special tax bonds. Based on the Fund’s increased exposure to triple-B rated bonds (mainly tobacco bonds), the average rating for the Fund rose to a Moody’s rating of “Ba1”. We expect the Fund’s average rating to stay in the double-B range.
Municipal issuance remains on record pace through the first three calendar quarters of 2007, up over 20% compared to last year. Supply should remain high for the remainder of the year, although the reoccurring liquidity crisis in our market and increasing absolute rates could discourage further issuance and refunding activity. However, wider credit spreads offer investors the opportunity to selectively go down in credit quality to pick up incremental yield, since they are now being fairly compensated for the additional risk. Credit spreads, while currently volatile, appear to be more broadly driven by technical than fundamental factors. This being the case, we remain constructive on credit, although we are now relying more than ever on our in-house proprietary credit analysis to make informed credit decisions. We expect to increase Fund exposure to the tobacco sector during the next fiscal year and we continue to favor health care and education bonds because of the positive demographic trends and the services and products these sectors provide.
The yield curve has steepened and we believe it will continue to do so. For that reason, we are more cautious when extending out the curve for new purchases. Whenever possible we will shorten the maturity of our purchases to reduce the Fund’s susceptibility to underperformance.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Airport Revenues	4.0%
General Obligations	2.3
Health Care/Services	22.0
Higher Education (Univ., Dorms, etc.)	14.3
Housing (HFA’s, etc.)	1.6
Industrial	4.4
Miscellaneous	24.4
Pollution Control	4.3
Special Tax Assessment	16.5
Tax Allocation	3.0
Transportation	1.1
Short-Term Investments	5.0
Other Assets and Liabilities	(1.6)

Total	100.0%

Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
BBB	30.3%
BB	11.8
B	0.9
CCC	4.0
Not Rated	53.0

Total	100.0%

The Hartford Income Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview (1) 5/28/04 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks current income and, as a secondary objective, capital preservation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Income Allocation A#	5/28/04	4.37%	3.63%
Income Allocation A##	5/28/04	-0.33%	2.24%
Income Allocation B#	5/28/04	3.64%	2.89%
Income Allocation B##	5/28/04	-1.35%	2.08%
Income Allocation C#	5/28/04	3.64%	2.89%
Income Allocation C##	5/28/04	2.64%	2.89%
Income Allocation I#	5/28/04	4.66%	3.71%
Income Allocation R3#	5/28/04	4.02%	3.53%
Income Allocation R4#	5/28/04	4.21%	3.58%
Income Allocation R5#	5/28/04	4.55%	3.68%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Allocation Fund gained 4.37%, before sales charge, for the twelve-month period ended October 31, 2007, versus a 5.38% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, and 3.91% for the Lipper Intermediate Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Effective August 1, 2007, Hartford Investment Management Company was added as a subadviser to the Fund.
Why did the Fund perform this way?
Yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up 6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high-yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year.

What is your outlook?
Looking forward, we believe that the concerns surrounding the impact of the weak Residential Housing sector are likely to persist, leading to sustained market volatility in the months ahead. While the performance of the housing sector is a reflection of the weakening of its fundamentals, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Federal Open Market Committee (“the Fed”), low inflation, and a decent employment picture should prove supportive of the markets and the economy. We will continue to seek outperformance by focusing on our disciplined long-term approach of asset allocation.
We continue to believe that the economy is on a solid, albeit softer, path, which will help to sustain good performance for spread products (i.e. issues yielding more than Treasuries). We expect highly rated consumer related asset-backed securities (“ABS”), such as credit cards and auto loans, to outperform other sectors on a risk-weighted basis, as these sub-sectors have cheapened disproportionately to other securities. Agency mortgage securities appear to offer value versus CMBS, as does the high-yield sector of the market, which has experienced price declines despite solid fundamentals. Some financial companies and high-risk sectors tied to sub-prime mortgages, however, may continue to suffer from price markdowns. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer a compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets
The Hartford Floating Rate Fund, Class Y	6.7%
The Hartford High Yield Fund, Class Y	8.2
The Hartford Income Fund, Class Y	18.9
The Hartford Inflation Plus Fund, Class Y	24.4
The Hartford Money Market Fund, Class Y	5.2
The Hartford Short Duration Fund, Class Y	21.4
The Hartford Strategic Income Fund, Class Y	0.5
The Hartford Total Return Bond Fund, Class Y	13.9
Other Assets and Liabilities	0.8

Total	100.0%

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
Investment objective – Seeks to provide a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Income A#	10/31/02	3.77%	5.61%	5.61%
Income A##	10/31/02	-0.90%	4.65%	4.65%
Income B#	10/31/02	3.00%	4.85%	4.85%
Income B##	10/31/02	-1.91%	4.51%	4.51%
Income C#	10/31/02	3.01%	4.89%	4.89%
Income C##	10/31/02	2.03%	4.89%	4.89%
Income Y#	11/28/03	3.97%	NA	4.54%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
William H. Davison, Jr.	Charles Moon
Managing Director	Managing Director
How did the Fund perform?
The Class A shares of The Hartford Income Fund gained 3.77%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which gained 5.38%, and the 4.02% average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Jeffrey S. MacDonald withdrew from portfolio management responsibilities of the Fund, effective October 9, 2007.
Why did the Fund perform this way?
The year ended October 31, 2007 was challenging as the impact of the sub-prime mortgage market meltdown contributed to a repricing of risk. As a result, investors fled to the safety of U.S. Government debt which rallied interest rates across the yield curve. To prevent the credit crisis from spilling over into the general economy, the Federal Open Market Committee (“the Fed”) cut the rate on September 18, 2007 by 50 basis points then again on October 31, 2007 by 25 basis points to end the period at a rate of 4.50%. This injection of liquidity amidst high demand for “riskless” assets contributed to 62 basis points of curve steepening between the two- and ten-year parts of the curve.
The strong Treasury rally of the past few months offset negative return performance of spread products (bonds yielding more than Treasuries). The Fund could not keep pace with the benchmark return due to its emphasis on income generation, and hence its overweight (i.e. the Fund’s sector position was greater than the benchmark position) to riskier asset classes.
The greatest driver of the Fund’s underperformance versus its benchmark was exposure to securities that were directly or indirectly affected by the sub-prime crisis. The Fund held approximately two percent of securities in the home equity sector, purchased primarily in March and April, as it was felt that although the housing sector was still to weaken further, pricing of these securities reflected a good risk-reward trade-off. As events unfolded, however, prices continued to decline. Also detracting from relative (i.e. performance of the Fund as measured against the benchmark) performance was an emphasis on the Financial sector. It was felt that the leveraged buyout environment was detrimental to the Industrial sector, and that financial institutions represented a safe haven from these practices. Despite very weak performance in the latter part of the year, the high yield market had a good overall return for the period, and our overweight to this sector contributed positively to the Fund’s relative performance.

What is your outlook?
Our business cycle analysis suggests that risky sectors typically outperform at the beginning of a Fed easing cycle. Spreads have widened (i.e. short and long term interest rates moving farther apart) in below investment grade corporates and, although defaults have begun to tick up, they still remain well below the historical 5% default rate. The market also seems to be doing a better job at discriminating between good and bad credits, and this provides opportunities to add to high yield, but investments in this sector will be very issuer specific. Agency mortgage pass-throughs and asset backed securities also offer good return opportunities as spreads have widened due to supply and demand dynamics. Finally, we expect continued dollar weakening versus both major and emerging markets currencies. We are retaining a foreign bond bias in short maturities on an unhedged basis, though we have scaled back foreign currency exposure.
We continue to believe the economy will avoid a recession. Income-oriented funds will do well to retain an aggressive bias in the coming few months.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
AAA	44.9%
AA	5.2
A	12.4
BBB	10.0
BB	11.4
B	13.2
CCC	2.2
Not Rated	0.7

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	2.4%
Capital Goods	0.8
Consumer Cyclical	3.0
Consumer Staples	1.3
Energy	1.8
Finance	31.3
Foreign Governments	0.6
Health Care	1.3
Services	7.5
Technology	6.8
Transportation	0.8
U.S. Government Agencies	28.5
U.S. Government Securities	3.1
Utilities	1.6
Short-Term Investments	25.1
Other Assets and Liabilities	(15.9)

Total	100.0%

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Inflation Plus A#	10/31/02	5.86%	5.10%	5.10%
Inflation Plus A##	10/31/02	1.10%	4.13%	4.13%
Inflation Plus B#	10/31/02	5.05%	4.35%	4.35%
Inflation Plus B##	10/31/02	0.05%	4.01%	4.01%
Inflation Plus C#	10/31/02	5.05%	4.33%	4.33%
Inflation Plus C##	10/31/02	4.05%	4.33%	4.33%
Inflation Plus I#	10/31/02	6.22%	NA	5.18%
Inflation Plus R3#	11/28/03	5.58%	NA	4.40%
Inflation Plus R4#	11/28/03	5.75%	NA	4.44%
Inflation Plus R5#	11/28/03	6.02%	NA	4.51%
Inflation Plus Y#	11/28/03	6.23%	NA	4.56%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
John Hendricks	Timothy Willhide
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned 5.86%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index, which returned 6.33%, and the 5.65% average return of the Lipper Treasury Inflation Protected Securities Index, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Out-of-benchmark (i.e., non-TIPS) holdings, primarily bank loans and nominal Treasury securities, accounted for 100 basis points of excess return versus the benchmark during the period. This was offset by a negative relative (i.e. performance of the Fund as measured against the benchmark) performance of 41 basis points due to duration (i.e. sensitivity to changes in interest rates) and yield curve positioning and a negative 11 basis points as a result of security selection.
Significant developments in the Fund included a reduction of the bank loan allocation from 10% of the Fund’s net asset value to 3% during the March-July period and an increase in short-term, or “tactical” trading among different TIPS maturities and between TIPS and nominal Treasurys of similar maturity. The bank loan reduction was based on the increasing likelihood as the year progressed that the Federal Open Market Committee (“the Fed”) was nearing the end of the tightening cycle, which proved true as they eased rates twice, once in September and once in October. This signaled the end of the period most attractive for holding floating rate assets such as bank loans, as well as recognition of very full pricing for this asset class. The increase in tactical trading directly resulted from having one of the Fund managers located directly on the firm’s trading desk and in a position to monitor and evaluate short-term developments in the TIPS/nominals market.
What is your outlook?
Looking ahead, the next two quarters include the traditional seasonal low points for Consumer Price Index (“CPI”) accrual, meaning that short-term realized inflation will add little to future TIPS returns.

Despite recent increases in the price of oil and food, inflation, whether measured by the CPI or other indices, is on a slow path of deceleration. Going forward, the Fund may add to the bank loan position if yield spreads continue to widen (i.e. short and long term interest rates moving farther apart) to more attractive levels, even if the Fed continues to ease. Active tactical trading will continue to take advantage of short-term opportunities. The Fund will also step up efforts to identify other attractive asset classes such as foreign sovereign nominal and inflation linked bonds.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	0.3%
Consumer Cyclical	0.3
Finance	0.3
Health Care	0.5
Services	1.4
Technology	0.4
U.S. Government Securities	100.3
Utilities	0.3
Short-Term Investments	0.5
Other Assets and Liabilities	(4.5)

Total	100.0%

Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
AAA	96.5%
BB	3.2
B	0.1
Not Rated	0.2

Total	100.0%

The Hartford International Growth Fund
(formerly The Hartford International Capital Appreciation Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
International Growth A#	4/30/01	39.31%	25.11%	12.28%
International Growth A##	4/30/01	31.65%	23.70%	11.31%
International Growth B#	4/30/01	38.11%	24.17%	11.46%
International Growth B##	4/30/01	33.11%	24.00%	11.46%
International Growth C#	4/30/01	38.27%	24.20%	11.48%
International Growth C##	4/30/01	37.27%	24.20%	11.48%
International Growth I#	4/30/01	39.73%	25.20%	12.35%
International Growth R3#	4/30/01	39.00%	25.47%	12.66%
International Growth R4#	4/30/01	39.43%	25.55%	12.72%
International Growth R5#	4/30/01	39.80%	25.62%	12.76%
International Growth Y#	4/30/01	40.01%	25.66%	12.79%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Andrew S. Offit, CPA	Matthew D. Hudson, CFA	Jean-Marc Berteaux
Senior Vice President, Partner	Vice President	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned 39.31%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the MSCI EAFE Growth Index, which returned 28.95% for the same period. The Fund also outperformed the 30.96% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the period due to concerns associated with the U.S. sub-prime mortgage market.
Security selection was the main driver of relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. Stock selection was particularly strong in Information Technology, Financials, and Industrials, but was slightly offset by weaker performance in Consumer stocks.
The leading contributors to relative performance during the period were Research In Motion (Information Technology), Cia Vale do Rio Doce (“CVRD”; Materials), and Nintendo (Information Technology). Consumer electronic device company Research in Motion moved higher with expectations of market share gains. Diversified Brazilian metals and mining company CVRD shares moved higher as the spot price of iron ore continued to soar due to strong demand from China. Japanese video game developer Nintendo continues to experience positive sales trends for its gaming console the Wii. The addressable market is larger than expected due to the product’s ease of use. Another top contributor to performance was Finland-based mobile communication device company Nokia, whose shares rose after the company reported better-than-expected earnings and margins. As of the end of the period we maintained our position in all four securities.
Top detractors from the Fund’s relative performance included Rakuten (Consumer Discretionary) and Vallourec (Industrials). Japanese online retailer and brokerage firm Rakuten reported first quarter results that were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position in Rakuten. Shares of French steel tube manufacturer Vallourec struggled due to decelerating earnings growth and lighter profit margins. The Fund’s benchmark relative performance was also hurt by not holding BHP

Billiton and Hong Kong Exchanges which were held in the benchmark and performed well. Shares of diversified mining company BHP Billiton rose on continued strength in metals demand, especially from China. We continue to favor CVRD over BHP Billiton. Shares of Hong Kong Exchanges, owner and operator of stock and futures exchanges, rose on news that the Hong Kong government would increase its stake in the exchange and the Chinese government’s announcement that all investors will potentially be able to purchase Hong Kong-listed securities. The Fund’s Financials exposure favors global asset managers such as Invesco, which are benefiting from positive trends in asset flows. Finally, weaker results from Japan-based companies Elpida Memory, manufacturer and seller of semiconductor products, and retailer AEON also hurt absolute (i.e. performance of the Fund as measured against the benchmark) returns.
What is the outlook?
As a result of bottom-up fundamental research, the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions at the end of the period were Telecommunication Services, Information Technology, and Energy. Materials and Health Care continue to be the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) positions. Within Health Care, we continue to underweight large pharmaceutical companies as we believe increased generic competition and limited pricing power will reduce potential growth.
Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Australia	2.1%
Bermuda	1.0
Brazil	2.5
Canada	5.3
China	3.0
Denmark	2.2
Finland	4.0
France	10.0
Germany	8.3
Greece	0.9
Hong Kong	3.0
Ireland	1.5
Italy	1.7
Japan	5.9
Luxembourg	3.0
Netherlands	2.4
Russia	1.3
South Africa	1.1
South Korea	0.7
Spain	4.6
Switzerland	5.7
Taiwan	1.9
Turkey	0.5
United Kingdom	24.2
Short-Term Investments	7.3
Other Assets and Liabilities	(4.1)

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	9.9%
Capital Goods	5.9
Consumer Cyclical	17.9
Consumer Staples	4.0
Energy	3.8
Finance	13.0
Health Care	4.5
Services	0.5
Technology	28.4
Transportation	2.4
Utilities	6.5
Short-Term Investments	7.3
Other Assets and Liabilities	(4.1)

Total	100.0%

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Free ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
International Opp A#	7/22/96	39.15%	22.90%	9.00%	8.94%
International Opp A##	7/22/96	31.50%	21.52%	8.38%	8.39%
International Opp B#	7/22/96	38.17%	22.08%	NA *	NA *
International Opp B##	7/22/96	33.17%	21.90%	NA *	NA *
International Opp C#	7/22/96	38.17%	22.00%	8.18%	8.12%
International Opp C##	7/22/96	37.17%	22.00%	8.18%	8.12%
International Opp R3#	7/22/96	38.98%	23.41%	9.44%	9.38%
International Opp R4#	7/22/96	39.35%	23.47%	9.47%	9.41%
International Opp R5#	7/22/96	39.72%	23.54%	9.50%	9.44%
International Opp Y#	7/22/96	39.91%	23.57%	9.51%	9.45%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Management
Nicolas M. Choumenkovitch
Vice President
How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned 39.15%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the MSCI All Country World ex US Index, which returned 32.97% for the same period. The Fund also outperformed the 26.63% return of the average fund in the Lipper International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Nicolas Choumenkovitch replaced Trond Skramstad as portfolio manager for the Fund. This transition was effective on December 15, 2006.
Why did the Fund perform this way?
International equity markets rose strongly during the period. Every sector in the MSCI All Country World ex US Index rose, led by Materials (+62%), Telecommunication Services (+52%), and Industrials (+47%). Health Care (+4%), Financials (+22%), and Consumer Discretionary (+24%) put up positive returns but trailed the broader market. From a regional perspective Emerging Markets (+67%), Asian (+58%), and North American (+46%) stocks performed particularly well, while Japan (+5%) and U.K. (+24%) lagged the broader market.
The Fund’s outperformance was due to stock selection. Strong stock selection in the Financials, Materials and Industrials sectors more than offset weak stock selection in Telecommunication Services. Sector allocation in total had a minimal effect. However, an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to lagging Financial stocks helped benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns while an underweight to surging Materials detracted from relative results.
Top relative contributors to performance during the period included Hong Kong Exchanges (Financials), China Merchants Bank (Financials) and Research In Motion (Information Technology). Shares of Hong Kong Exchanges, the owner and operator of stock and futures exchanges in Hong Kong, rose substantially amid news of accelerating exchange consolidation worldwide and continuing positive fund flows.

China Merchants Bank, the sixth largest commercial bank in China, rose on strong earnings growth driven by net interest margin expansion and strong fee income growth. Consumer electronic device company Research In Motion moved higher on expectations of market share gains. The company has a strong product cycle that we believe will receive positive customer reaction. On an absolute (i.e. total return) basis, Materials companies Cia Vale do Rio Doce and Xstrata were also top contributors. In Industrials, the Fund benefited from its holding in Alstom, a French company that specializes in the manufacture and supply of energy infrastructure.
Stocks that had the greatest negative impact on relative returns during the period included Canon (Information Technology), Nortel (Information Technology) and SOITEC (Information Technology). Photo and imaging company Canon was weak as it lowered its annual profit outlook due to larger than expected depreciation costs. We continue to hold the stock as we feel the company is well positioned compared to its peers. Shares of Canadian phone equipment manufacturer Nortel tumbled during the year on news of a delay in filing the annual report, lower-than-expected annual guidance, and former company officers being charged by the Securities and Exchange Commission (SEC). We have lower confidence in the turnaround at Nortel and have eliminated the stock from the Fund. SOITEC saw its shares fall on worries about the near-term outlook at major customer AMD as well as slower-than-expected end market demand for micro processors. We sold the shares due to concerns that business trends were softer than expected. On an absolute basis, casino operator Melco PBL was also a top detractor from performance.
What is the outlook?
We continue to believe that U.S. housing weakness and sluggish consumer spending trends will result in slower growth for the U.S. relative to other regions. We remain underweight Financials broadly, and banks in particular, as loan loss reserves may be inadequate and slow loan growth and deteriorating credit quality are a headwind. Our Financials exposure is skewed toward diversified financial services companies, with a preference for high quality asset managers.
We have a positive long term view on China, where growth is likely to continue to surprise positively. Within Emerging Markets, we look for companies with leading market share and top management teams that can execute on growth strategies. Our holdings in China Merchants Bank and Hong Kong Exchanges are such examples. We are keeping an eye on inflationary pressures in Emerging Markets as savings rates increase and input costs rise.
At the sector level, we increased exposure to Information Technology, where we hold select hardware names (Nokia, Research In Motion) that are benefiting from strong secular growth trends. We also increased exposure to Telecommunication companies, initiating positions in Telenor and France Telecom. We are cautious of the consumer sector and have reduced our exposure to the Consumer Discretionary sector since early this year. We also reduced our exposures in the Financials and Health Care sectors. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Consumer Staples, Information Technology and Materials and most underweight Financials, Industrials and Utilities.
Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Australia	0.3%
Austria	1.0
Belgium	0.4
Brazil	5.5
Canada	4.9
China	3.6
Egypt	1.2
Finland	2.8
France	6.4
Germany	10.5
Greece	0.7
Hong Kong	4.0
India	1.7
Ireland	1.7
Italy	4.9
Japan	9.4
Luxembourg	0.7
Mexico	0.8
Netherlands	5.4
Norway	2.8
Papua New Guinea	0.6
Russia	3.4
South Africa	1.5
South Korea	0.4
Sweden	1.0
Switzerland	5.8
Turkey	1.3
United Kingdom	13.2
United States	0.8
Short-Term Investments	22.5
Other Assets and Liabilities	(19.2)

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	13.9%
Capital Goods	1.2
Consumer Cyclical	8.8
Consumer Staples	8.8
Energy	8.6
Finance	22.3
Health Care	4.4
Services	2.1
Technology	19.3
Transportation	4.1
Utilities	3.2
Short-Term Investments	22.5
Other Assets and Liabilities	(19.2)

Total	100.0%

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the Broad Market Index. All developed countries are included except the U.S. and Canada.
You cannot invest directly in an index.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
International Small Co A#	4/30/01	27.90%	27.65%	17.39%
International Small Co A##	4/30/01	20.87%	26.21%	16.37%
International Small Co B#	4/30/01	26.97%	26.75%	16.69%
International Small Co B##	4/30/01	21.97%	26.59%	16.69%
International Small Co C#	4/30/01	26.98%	26.70%	16.53%
International Small Co C##	4/30/01	25.98%	26.70%	16.53%
International Small Co I#	4/30/01	28.11%	27.69%	17.42%
International Small Co Y#	4/30/01	28.48%	28.19%	17.90%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Vice President	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned 27.90%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned 27.22% for the same period. The Fund underperformed the 28.85% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International small cap equity markets advanced markedly during the period. Every sector posted double-digit positive results, led by Energy (+52%), Industrials (+43%), and Materials (+41%). Even the laggards posted strong absolute (i.e. total return) results as the bottom three sectors — Consumer Discretionary (+16%), Financials (+17%), and Technology (+18%) — rose strongly. Stock appreciation was equally broad-based from a regional perspective. Emerging Markets (+93%) led, followed by Asia ex-Japan (+57%), North America (+38%), and Europe (+28%). Japan (-0.5%) lagged.
The Fund outperformed its benchmark during the period due to both stock selection and allocation among sectors, which is largely a result of the bottom-up stock selection process. In particular, the Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in rapidly appreciating Industrials stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) among lagging Consumer Discretionary stocks.
At the stock level, selection was particularly strong in Industrials, Health Care, and Materials. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute returns were Mirae Asset Securities, GS Engineering and Construction, and Outotec. Korean broker Mirae Asset Securities is benefiting from higher trading volumes in the Korean market this year and the ongoing structural trend of an emerging domestic pension market. This burgeoning pension market has made brokers attractive merger and acquisition targets for banks looking to enter into the brokering sector, further helping to drive share price performance. Shares of GS Engineering and Construction, a Korean company involved in civil, architectural and environmental engineering, gained on news of new overseas engineering contract wins in Egypt and Thailand and optimism that orders will continue from the Middle East. Finnish firm Outotec designs, develops and supplies ready-to-operate plants to the minerals and metals processing industries and is the world’s leading provider of flash smelting plants for the copper industry. The company is benefiting from demand driven by producers upgrading old, inefficient sites and also by the need for new capacity to meet new aggregate levels of demand driven by the emergence of

China, India and other emerging countries. We exited our position in GS Engineering and Construction during the period but continue to hold Mirae and Outotec. Other top contributors included Australian placement firm Seek and Japanese steel company Japan Steel Works.
Top negative relative and absolute detractors included SOITEC, Shionogi, and Colonia Real Estate. SOITEC, a French licensor of technology used to manufacture specialist wafers used in microprocessor and high frequency applications, declined primarily on concerns that AMD’s new processor line (which use SOITEC’s wafers) could be delayed. Coincident sluggish sales of PlayStation 3 game console (which also use SOITEC’s wafers) compounded the issue. Shares in Japanese pharmaceutical company Shionogi declined on concerns about antibiotic sales and lower royalties from cholesterol drug Crestor, which the company has licensed to AstraZeneca. Colonia, a German real estate manager with expertise in commercial property management, saw its shares fall on softness in the German property market. We believe the company’s fee-based model should be impacted less than the recent drop in price suggests. We eliminated SOITEC but continue to hold Shionogi and Colonia Real Estate. Other negative absolute and relative contributors included U.K. homebuilder Redrow, Japanese accounting software company OBIC Business Consultants, and Dutch staffing company Vedior.
What is the outlook?
Fund stocks are selected one at a time based on their individual merits. Within Industrials, where we are overweight, we have a preference for select aerospace and defense companies, especially high-margin providers of key input materials to major manufacturers. We also are overweight Health Care, where we have a focus on the high margin and recurring revenue potential of equipment and service companies. We have a slight overweight in the Energy sector, with particular emphasis on oil services providers, where the pricing environment continues to be very strong, and on the Australian coal sector, where favorable long term trends remain unchanged.
We are underweight the consumer broadly, as we reduced exposure to both Consumer Discretionary and Consumer Staples during the period. We also reduced the weighting in Information Technology into strength, moving to a mild underweight position. We remain underweight Financials, as we decreased exposure to banks and diversified financials during the period.
On a regional basis, our greatest regional underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to Switzerland, the United Kingdom, France, and Spain, as valuations are no longer compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select Emerging Markets.
Diversification by Country
as of October 31, 2007

Percentage of
Country	Net Assets
Australia	9.1%
Belgium	2.4
Brazil	1.7
Canada	1.6
China	1.2
Denmark	0.8
Finland	1.3
France	7.0
Germany	8.0
Greece	0.8
Hong Kong	4.7
Italy	3.7
Japan	21.9
Liechtenstein	1.0
Malaysia	0.5
Netherlands	2.6
Norway	1.9
Portugal	0.6
Singapore	0.7
South Africa	0.5
South Korea	4.1
Spain	2.1
Sweden	2.2
Switzerland	1.8
United Kingdom	15.2
Short-Term Investments	24.6
Other Assets and Liabilities	(22.0)

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	18.6%
Capital Goods	8.8
Consumer Cyclical	11.9
Consumer Staples	1.6
Energy	4.1
Finance	12.6
Health Care	12.1
Services	6.9
Technology	10.2
Transportation	8.1
Utilities	2.5
Short-Term Investments	24.6
Other Assets and Liabilities	(22.0)

Total	100.0%

The Hartford LargeCap Growth Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 11/30/06 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	Since
	Date	Inception
LargeCap Growth A#	11/30/06	10.84%
LargeCap Growth A##	11/30/06	4.74%
LargeCap Growth B#	11/30/06	9.97%
LargeCap Growth B##	11/30/06	4.97%
LargeCap Growth C#	11/30/06	9.97%
LargeCap Growth C##	11/30/06	8.97%
LargeCap Growth Y#	11/30/06	11.08%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford LargeCap Growth Fund gained 10.84%, before sales charge, since inception on November 30, 2006 through October 31, 2007, versus its benchmark, the Russell 1000 Growth Index, which returned 16.91%, and the 19.17% average return of the Lipper Large-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, the Fund’s underperformance was driven by weak security selection in the Information Technology, Industrials and Consumer Discretionary sectors as well as being overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Consumer Discretionary sector. However, the Fund did benefit from security selection in the Materials sectors and an overweight to the Information Technology sector.
Among the largest contributors to returns were overweights in Apple, Inc. and Monsanto Company. Apple has had a very good year, posting strong financial results and enjoying unprecedented popularity driven by the launch of the iPhone, the success of its iPod and iTunes, an increasing acceptance of Macintosh computers, and its new Leopard operating system. Monsanto’s performance has also been impressive. Recently announced partnerships, divestments, and regulatory approval of entry into Argentina and Brazil have benefited the company’s stock. In addition, ethanol demand has given Monsanto’s Seeds and Genomics segment a boost with strong global corn seed sales. Its other segment, Agricultural Productivity, is enjoying better pricing for its Roundup agricultural herbicides.
Among the largest detractors to returns were overweights in WellCare Health Plans, Inc. and Lexmark International, Inc. WellCare’s stock fell roughly 63% in one day after the company’s headquarters were raided by federal and state officers for alleged Medicaid fraud. Lexmark’s poor performance was driven by weak profits amid increased competition. We sold the position in Lexmark, but continued to hold WellCare.
What is the outlook?
In aggregate, stocks look fairly valued and have generated returns roughly in line with earnings growth. Looking ahead, the environment for stocks looks challenging; threats to future earnings growth appear to be increasing. Volatility in the stock market has increased dramatically, and we see it remaining at this higher level for the near future. This has been a difficult year, but our strategy remains the same. For long-term success, we remain fully invested and build our portfolio from the bottom-up based on company-specific fundamentals. The Fund tends to invest in companies with attractive valuations, especially as measured by price to cash flow, relative to the Russell 1000 Growth Index.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. Our systematic approach weighs 70 fundamental characteristics across four broad categories including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
The portfolio’s current top holdings include Apple and Cisco Systems, Inc. Apple is a top holding because of its strong management behavior as exhibited by efficient working capital management, favorable investor sentiment exhibited by good relative strength in the stock price, and good business performance demonstrated by strong free cash flow and profit margins. Similarly, Cisco is a top holding primarily due to a combination of strong management behavior as exhibited by efficient working capital management, good business performance represented by strong profit margins, and positive investor sentiment exhibited by good relative strength in the stock price.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	1.1%
Capital Goods	6.5
Consumer Cyclical	12.7
Consumer Staples	6.2
Energy	6.1
Finance	17.0
Health Care	12.1
Services	8.6
Technology	26.9
Transportation	0.7
Utilities	1.3
Short-Term Investments	0.6
Other Assets and Liabilities	0.2

Total	100.0%

The Hartford MidCap Fund**
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
MidCap A#	12/31/97	25.96%	20.18%	16.75%
MidCap A##	12/31/97	19.03%	18.82%	16.08%
MidCap B#	12/31/97	24.98%	19.28%	NA *
MidCap B##	12/31/97	19.98%	19.08%	NA *
MidCap C#	12/31/97	25.08%	19.38%	15.97%
MidCap C##	12/31/97	24.08%	19.38%	15.97%
MidCap Y#	12/31/97	26.50%	20.76%	17.30%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

**	The Hartford MidCap Fund was closed to new investors as of the end of the day July 31, 2003. Investors who already own shares of the Fund, and those with access to the Fund through wrap programs in connection with certain investment platforms, may purchase additional shares thereafter.

The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that include (or offered) the Fund as an investment option prior to August 16, 2004.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned 25.96%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the S&P MidCap 400 Index, which returned 17.02% for the same period. The Fund also outperformed the 15.90% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equities posted strong positive returns during the period. Mid cap stocks (+17%) outperformed small (+ 9%) and large cap stocks (+15%) during the period, as measured by the S&P MidCap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. Growth stocks (+20%) outperformed their value counterparts during (+8%) the period, as measured by the Russell MidCap Growth Index and Russell MidCap Value Index. Within the S&P MidCap 400 Index, nine out of ten sectors posted positive returns, led by Energy (+43%), Telecommunication Services (+37%), and Materials (+36%). Financials (-1%), and Consumer Discretionary (+4%) trailed the returns of the broader market.
The Fund outperformed its benchmark primarily due to strong security selection in Consumer Discretionary, Materials, Financials and Healthcare, which more than offset unfavorable selection in Information Technology, Telecommunication Services, and Consumer Staples. Sector positioning, driven by security selection, also contributed modestly to returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the lagging Financials sector and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Industrials.
Top contributors to returns on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. performance of the Fund as measured against the benchmark) basis included Foster Wheeler (Industrials), Potash (Materials), and NRG Energy (Utilities). Shares of Foster Wheeler, a global engineering and construction services company, benefited from robust demand for energy and infrastructure projects leading to attractive high-margin new project bookings. The company is positioned to profit from fast-growing international end-markets. Canadian fertilizer and feed products company Potash benefited from strong agricultural demand, pushing its shares higher. Texas-based wholesale power generation company NRG Energy saw its shares move higher following the announced leveraged buyout for Texas utility firm TXU. NRG Eneregy is buying back shares and cutting costs. Precision Castparts, a metal components supplier, was also a top contributor to absolute returns. The company’s shares rose as a result of strong demand for the firm’s products from commercial aerospace and military end-users. The company continues to produce strong quarterly numbers and is experiencing accelerating orders partly due to competitor missteps. We continued to hold all four securities at the end of the period.
Top detractors from relative and absolute performance included Network Appliance (Information Technology), MoneyGram (Information Technology), E*Trade (Financials), and Getty Images (Consumer Discretionary). Shares of Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending. We maintained a position in the stock. Payment services firm MoneyGram’s shares fell after the company narrowed its 2007 profit guidance and we sold our position. Shares of retail and institutional trading and financial services company E*Trade stumbled on credit concerns regarding the firm’s mortgage and home equity portfolios. We eliminated the position. Visual content Getty Images saw its shares fall as management lowered annual profit and sales guidance citing competitive pressures from discount internet providers of photographic images and video content. We eliminated our holdings.
What is the outlook?
Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions in Industrials and Information Technology. Our overweight to Industrials declined during the period as we eliminated several Capital Goods stocks. Within Information Technology, exposure favors Software & Services companies. At the end of the period, the Fund remained underweight Utilities and Financials, where we have limited exposure to Banks and Real Estate.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	11.6%
Capital Goods	2.3
Consumer Cyclical	16.6
Consumer Staples	1.4
Energy	7.2
Finance	10.7
Health Care	11.7
Services	15.0
Technology	17.0
Transportation	2.4
Utilities	1.9
Short-Term Investments	21.7
Other Assets and Liabilities	(19.5)

Total	100.0%

The Hartford MidCap Growth Fund*
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 7/31/06 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are members of the Russell 1000 Growth Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
MidCap Growth A#	7/31/06	25.16%	25.61%
MidCap Growth A##	7/31/06	18.27%	20.06%
MidCap Growth B#	7/31/06	23.83%	24.36%
MidCap Growth B##	7/31/06	18.83%	21.33%
MidCap Growth C#	7/31/06	23.93%	24.44%
MidCap Growth C##	7/31/06	22.93%	24.44%
MidCap Growth Y#	7/31/06	25.51%	25.98%

#	Without sales charge

##	With sales charge

*	As of April 23, 2007, The Fund no longer offers its shares to new investors or existing shareholders, including through ACH and other similar systematic investment facilities, except in connection with the reinvestment of capital gains distributions and income dividends.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Part of the performance of the Fund is due to purchases of securities sold in Intitial Public Offerings (“IPOs”) that materially affected the performance of the Fund. The effect of IPOs on the Fund’s performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the fund may purcahse IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund’s investment in IPOs, if any, will continue to have a similar impact on the Fund’s performance.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford MidCap Growth Fund gained 25.16%, before sales charge, for the twelve-month period ended October 31, 2007, versus 19.72% for its benchmark, the Russell MidCap Growth Index, and the 25.37% average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Hugh Whelan replaced Mark Waterhouse as portfolio manager for the Fund. This transition was effective on April 2, 2007.
Why did the Fund perform this way?
During the last year, the Fund’s outperformance compared to the benchmark was primarily due to security selection in the Industrials, Consumer Discretionary and Information Technology sectors.
Offsetting this was negative relative performance (i.e. performance of the Fund as measured against the benchmark) resulting from adverse security selection in the Financials and Health Care sectors.
Among the largest contributors to relative returns was First Solar, Inc., a solar module manufacturer whose stock price climbed as surging energy prices made solar power more attractive. Positive contributions were also made by Orient-Express Hotels Ltd. and iGATE Corporation. Orient-Express is a major player in the luxury tourism arena and has been the beneficiary of a burgeoning luxury overseas travel market. iGATE has continued to post strong results from steady Information Technology outsourcing demand, especially for small- and medium-sized client companies.
The primary detractor to relative return was an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in WellCare Health Plans, Inc. WellCare’s stock fell after the company’s headquarters were raided by federal and state officers for alleged Medicaid fraud. Rackable Systems, Inc. was another stock that weighed down performance when it posted first-quarter earnings that fell below analyst expectations as their proprietary technology was effectively replicated by more established technology players.
What is your outlook?
In aggregate, stocks look fairly valued and have generated returns roughly in line with earnings growth. Looking ahead, the environment for stocks looks challenging; threats to future earnings growth appear to be increasing. Volatility in the stock market has increased dramatically, and we see it remaining at this higher level for the near future. This has been a difficult year, but our strategy remains the same. For long term success, we remain fully invested and will build our portfolio from the bottom-up based on company-specific fundamentals.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. Our systematic approach weighs 30 fundamental characteristics across four broad categories including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.
The Fund’s current top holdings include overweight positions in Sierra Pacific Resources, a utility holding company in the western U.S., and W&T Offshore, Inc., an oil and natural gas company. Both Sierra Pacific and W&T Offshore are top holdings due to attractive valuations. Overall, the Fund tends to invest in companies with attractive valuations, higher margins, and stronger earnings growth characteristics than its benchmark.
On November 7, 2007, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (“Company”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford MidCap Growth Fund, into The Hartford Select MidCap Growth Fund, another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization was approved by the Board in order to eliminate the Company’s redundant product offerings.
Additionally, The Hartford Select MidCap Growth Fund will be renamed “The Hartford MidCap Growth Fund” in connection with the Reorganization.
The Reorganization is expected to occur on or about February 25, 2008 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Class A, Class B, Class C and Class Y shares of The Hartford MidCap Growth Fund will become the owner of the number of corresponding full and fractional shares of The Hartford Select MidCap Growth Fund, having an equal aggregate net asset value.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	8.6%
Capital Goods	4.9
Consumer Cyclical	14.4
Consumer Staples	1.9
Energy	13.0
Finance	11.2
Health Care	7.2
Services	12.6
Technology	20.2
Transportation	1.5
Utilities	4.1
Short-Term Investments	1.0
Other Assets and Liabilities	(0.6)

Total	100.0%

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2500 Value Index measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
MidCap Value A#	4/30/01	16.72%	19.49%	11.52%
MidCap Value A##	4/30/01	10.30%	18.15%	10.55%
MidCap Value B#	4/30/01	15.86%	18.64%	10.72%
MidCap Value B##	4/30/01	10.86%	18.44%	10.72%
MidCap Value C#	4/30/01	15.94%	18.65%	10.73%
MidCap Value C##	4/30/01	14.94%	18.65%	10.73%
MidCap Value Y#	4/30/01	17.38%	20.09%	12.05%

#	Without sales charge

##	With sales charge

*	As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows: The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned 16.72%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 2500 Value Index, which returned 4.63% for the same period. The Fund also outperformed the 14.24% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets advanced for most of the twelve-month period, but pulled back in the latter part of the period due to sub prime and credit worries. Mid cap stocks (+17.0%) outperformed small (+9.3%) and larger cap stocks (+14.6%) during the period, as measured by the S&P Midcap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. Growth stocks (+19.2%) outperformed their value counterparts (+10.8%) during the period, as measured by the Russell 1000 Growth Index and Russell 1000 Value Index.
The Fund’s outperformance was primarily due to strong stock selection, particularly in Materials, Information Technology and Industrials. Additionally, sector allocation decisions, which are the result of bottom-up stock selection, also contributed to the Fund’s performance results. The Fund benefited from a significant underweight (i.e. the Fund’s sector position was less than the benchmark position) in the lagging Financials sector and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Industrials sector.
The top three contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance were Owens-Illinois (Materials), Varian Semiconductor Equipment (Information Technology) and Bunge (Consumer Staples). Brazilian fertilizer company Bunge benefited from solid agriculture fundamentals, including increased global demand for grains and alternative energy, and a strong recovery in the financial health of the Brazilian farmers. Shares of Varian, a leader in the ion implant segment of the semiconductor equipment business, experienced market share gains and higher margins. Packaging products-maker Owens-Illinois benefited from its sale of its plastics business to Rexam PLC and from improvements in its core glass business. We held our positions in these three stocks at the end of the period.
The three largest detractors from relative performance were Circuit City (Consumer Discretionary), E*Trade (Financials) and Ambac (Financials). In addition, American Commercial (Industrials) was a significant detractor on an absolute (i.e. performance of the Fund as measured against the benchmark) basis. Circuit City’s stock was impacted by poor execution of management’s turnaround plan, which has become even more challenging in the difficult consumer environment. E*Trade’s stock price declined in response to a difficult credit market that led to write downs in the company’s securities portfolio. Ambac’s shares declined significantly during the period over concerns that the company would face material losses on certain collateralized debt obligations. Shares of U.S. barge operator American Commercial declined on management’s disclosure of lower grain and bulk commodities shipments which comprises 30% of the company’s revenue. We eliminated our position in Ambac but held onto the other stocks during the period.
What is the outlook?
We believe the U.S. economy has definitely lost momentum. Economic data, on balance, is worsening, led by continued deterioration in the housing market. We expect a challenging and narrow market in the coming quarters. We will continue to invest in sectors opportunistically and on a stock-by-stock basis reflecting our bottom-up process. Our most significant overweights are in Industrials and Information Technology, where we continue to identify new investment opportunities. Our most notable underweight sectors remain Financials and Utilities where it is still difficult to find compelling values.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	16.0%
Capital Goods	9.9
Consumer Cyclical	8.8
Consumer Staples	5.5
Energy	5.5
Finance	13.7
Health Care	8.0
Services	9.6
Technology	12.8
Transportation	4.0
Utilities	4.8
Short-Term Investments	20.4
Other Assets and Liabilities	(19.0)

Total	100.0%

The Hartford Retirement Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks current income and secondarily, capital preservation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Retirement Income A#	9/30/05	8.92%	6.04%
Retirement Income A##	9/30/05	2.93%	3.20%
Retirement Income B#	9/30/05	8.21%	5.27%
Retirement Income B##	9/30/05	3.21%	3.90%
Retirement Income C#	9/30/05	8.09%	5.32%
Retirement Income C##	9/30/05	7.09%	5.32%
Retirement Income R3#	9/30/05	8.58%	6.09%
Retirement Income R4#	9/30/05	8.82%	6.20%
Retirement Income R5#	9/30/05	9.10%	6.33%
Retirement Income Y#	9/30/05	9.22%	6.39%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Retirement Income Fund gained 8.92%, before sales charge, for the twelve-month period ended October 31, 2007, versus 7.78% for the Lipper Mixed-Asset Target Allocation Conservative Funds average, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Why did the Fund perform this way?
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. Generally, the Fund’s target asset allocation is set at approximately 30 % equity and 70% fixed-income. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up 6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S.

Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high-yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our disciplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets
The Hartford Capital Appreciation Fund, Class Y	8.0%
The Hartford Disciplined Equity Fund, Class Y	2.9
The Hartford Floating Rate Fund, Class Y	6.2
The Hartford Global Growth Fund, Class Y	2.3
The Hartford Income Fund, Class Y	16.3
The Hartford Inflation Plus Fund, Class Y	13.1
The Hartford International Opportunities Fund, Class Y	2.0
The Hartford International Small Company Fund, Class Y	2.3
The Hartford Money Market Fund, Class Y	2.7
The Hartford Select MidCap Value Fund, Class Y	2.3
The Hartford Select SmallCap Value Fund, Class Y	2.1
The Hartford Short Duration Fund, Class Y	18.3
The Hartford Stock Fund, Class Y	1.6
The Hartford Strategic Income Fund, Class Y	1.0
The Hartford Total Return Bond Fund, Class Y	11.6
The Hartford Value Fund, Class Y	6.0
Other Assets and Liabilities	1.3

Total	100.0%

The Hartford Select MidCap Growth Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 1/01/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are members of the Russell 1000 Growth Index.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Select MidCap Growth A#	1/01/05	17.76%	10.69%
Select MidCap Growth A##	1/01/05	11.29%	8.50%
Select MidCap Growth B#	1/01/05	17.15%	10.01%
Select MidCap Growth B##	1/01/05	12.15%	9.11%
Select MidCap Growth C#	1/01/05	16.89%	9.88%
Select MidCap Growth C##	1/01/05	15.89%	9.88%
Select MidCap Growth Y#	1/01/05	18.28%	11.14%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Growth Fund gained 17.76%, before sales charge, for the twelve-month period ended October 31, 2007, versus 19.72% for its benchmark, the Russell MidCap Growth Index, and the 25.37% average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Hartford Investment Management Company became sub-adviser of the Fund, replacing Chartwell, Northern Capital and Goldman Sachs. This transition took place on December 4, 2006.
Why did the Fund perform this way?
During the last year, the Fund’s underperformance was primarily due to adverse security selection in the Energy sector, an underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Industrials sector, and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Financials sector. Offsetting this was positive performance from security selection in the Telecom and Consumer Discretionary sectors, as well as an overweight in the Energy sector.
Among the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were GameStop Corp. and MEMC Electronic Materials, Inc. GameStop posted excellent earnings due to the popular Guitar Hero video game series. MEMC is a major player in the supply chain of solar equipment manufacturing companies and has posted solid results in conjunction with soaring demand for solar-powered devices.
The primary detractor to relative return was an overweight position in WellCare Health Plans, Inc. WellCare’s stock fell after the company’s headquarters were raided by federal and state officers for alleged Medicaid fraud. First Marblehead Corporation was another stock that detracted from performance as a general investigation into student loan practices was initiated. We sold the position in First Marblehead, but continued to hold WellCare.
What is your outlook?
In aggregate, stocks look fairly valued and have generated returns roughly in line with earnings growth. Looking ahead, the environment for stocks looks challenging; threats to future earnings growth appear to be increasing. Volatility in the stock market has increased dramatically, and we see it remaining at this higher level for the near future. This has been a difficult year, but our strategy remains the same. For long term success, we remain fully invested and will build our portfolio from the bottom-up based on company-specific fundamentals.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. Our systematic approach weighs 30 fundamental characteristics across four broad categories including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.
The Fund’s current top holdings include overweight positions in Sierra Pacific Resources, a utility holding company in the western U.S., and W&T Offshore, Inc., an oil and natural gas company. Both Sierra Pacific and W&T Offshore are top holdings due to attractive valuations. Overall, the Fund tends to invest in companies with attractive valuations, higher margins, and stronger earnings growth characteristics than its benchmark.
On November 7, 2007, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (“Company”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford MidCap Growth Fund, into The Hartford Select MidCap Growth Fund, another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization was approved by the Board in order to eliminate the Company’s redundant product offerings.
Additionally, The Hartford Select MidCap Growth Fund will be renamed “The Hartford MidCap Growth Fund” in connection with the Reorganization.
The Reorganization is expected to occur on or about February 25, 2008 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Class A, Class B, Class C and Class Y shares of The Hartford MidCap Growth Fund will become the owner of the number of corresponding full and fractional shares of The Hartford Select MidCap Growth Fund, having an equal aggregate net asset value.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	8.6%
Capital Goods	4.9
Consumer Cyclical	14.3
Consumer Staples	1.9
Energy	12.9
Finance	11.2
Health Care	7.3
Services	12.6
Technology	20.5
Transportation	1.5
Utilities	4.1
Short-Term Investments	28.7
Other Assets and Liabilities	(28.5)

Total	100.0%

The Hartford Select MidCap Value Fund
(subadvised by: Hartford Investment Management Company)
Performance Overview(1) 4/29/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Select MidCap Value A#	4/29/05	2.16%	10.93%
Select MidCap Value A##	4/29/05	-3.46%	8.46%
Select MidCap Value B#	4/29/05	1.51%	10.15%
Select MidCap Value B##	4/29/05	-3.36%	9.11%
Select MidCap Value C#	4/29/05	1.42%	10.12%
Select MidCap Value C##	4/29/05	0.45%	10.12%
Select MidCap Value Y#	4/29/05	2.58%	11.24%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Value Fund gained 2.16%, before sales charge, for the twelve-month period ended October 31, 2007, versus 9.73% for its benchmark, the Russell MidCap Value Index, and the 15.90% average return of the Lipper Mid-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Hartford Investment Management Company became sub-advisor of the Fund, replacing Artisan, Cramer Rosenthal McGlynn and Sterling. This transition took place on December 4, 2006.
Why did the Fund perform this way?
The portfolio’s performance suffered as one of our cornerstone investment themes, valuation, experienced its worst performance in the past decade. None of the other key themes in our investment process — management behavior, investor behavior, and business behavior — came to the rescue as they too experienced either below average or average performance. The portfolio’s performance was hit particularly hard by the volatility spikes in February and late summer. Volatility spikes often mark changes in market leadership, which have historically been difficult periods for our strategy.
The portfolio was hurt by an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Financial sector and underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Utilities and Materials sectors. However, security selection, especially in the Consumer Staples and Financial sectors, were positive contributors to the portfolio’s performance.
Among the largest contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were overweights to Tesoro Corporation and Carolina Group. Tesoro rose as it announced strong results and expansion plans that favorably impressed investors. Carolina Group rose after it reported earnings that beat analyst expectations.
Among the largest detractors to relative performance were overweights to Radian Group Inc. and PMI Group, Inc. These mortgage insurers have been hit quite hard by problems in the sub-prime and housing market, but we continue to maintain our positions in the stocks.
What is your outlook?
In aggregate, stocks look fairly valued and have generated returns roughly in line with earnings growth. Looking ahead, the environment for stocks looks challenging; threats to future earnings growth appear to be increasing. Volatility in the stock market has increased dramatically, and we see it remaining at this higher level for the near future. This has been a difficult year, but our strategy remains the same. For long term success, we remain fully invested and build our portfolio from the bottom-up based on company-specific fundamentals.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell Midcap Value Index. Our systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this process will yield attractive risk-adjusted returns relative to the Russell Midcap Value Index over the long term.
The portfolio’s current top holdings include overweights to Americredit Corporation and Coventry Health Care, Inc. These stocks are top holdings primarily because of their combination of attractive valuations and investor recognition characteristics.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	6.7%
Capital Goods	6.1
Consumer Cyclical	8.3
Consumer Staples	6.3
Energy	10.0
Finance	33.5
Health Care	3.4
Services	4.9
Technology	8.7
Transportation	2.4
Utilities	8.3
Short-Term Investments	13.7
Other Assets and Liabilities	(12.3)

Total	100.0%

The Hartford Select SmallCap Value Fund
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC SSgA Funds Management, Inc.)
Performance Overview(1) 7/31/06 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the U.S. on the New York Stock Exchange, American Stock Exchange and Nasdaq.
You cannot invest directly in an index.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception
Select SmallCap Value A#	7/31/06	7.78%	14.23%
Select SmallCap Value A##	7/31/06	1.85%	9.18%
Select SmallCap Value B#	7/31/06	6.79%	13.15%
Select SmallCap Value B##	7/31/06	1.79%	10.04%
Select SmallCap Value C#	7/31/06	6.88%	13.22%
Select SmallCap Value C##	7/31/06	5.88%	13.22%
Select SmallCap Value Y#	7/31/06	8.09%	14.58%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Kayne Anderson Rudnick Investment	Metropolitan West Capital	SSgA Funds Management, Inc.
Management, LLC	Management, LLC
Robert A. Schwarzkopf	Gary W. Lisenbee	Ric Thomas
Managing Director	President	Principal
Sandi L. Gleason	Samir Sikka	Chuck Martin
	Senior Vice President	Principal
How did the fund perform?
The Class A shares of The Hartford Select SmallCap Value Fund returned 7.78%, before sales charge, for the twelve-month period ended October 31, 2007. The Fund outperformed the 2.05% return of the Russell 2000 Value Index and the 6.64% return of the Lipper Small Cap Value peer group average.
During the twelve-month period ended October 31, 2007, Samir Sikka was added as a portfolio manager to the Metropolitan West sleeve of the Fund, effective February 15, 2007.
Why did the Fund perform this way?
U.S. equities posted positive returns during the year, with mid cap stocks outperforming small and larger cap stocks, as measured by the S&P Midcap 400 Index, Russell 2000 Index, and S&P 500 Index, respectively. Within small cap stocks, growth stocks outpaced their value counterparts during the period, as measured by the Russell 2000 Growth Index (16.73%) and Russell 2000 Value Index (2.05%). While all but two economic sectors in the Russell 2000 Value Index advanced over the year, performance varied widely by sector. Materials stocks in the Index gained 41.9% on average over the past year. Due in large part to sub-prime mortgage woes, the Financials sector posted a negative total return of (-12.0%) and the Consumer Discretionary sector had a loss of (-11.5%).
Stock selection was the primary driver of the Fund’s during the year. Syntel (a business provider of information technology services and one of our largest holdings) and Tempur-Pedic International (a mattress and pillow manufacturer) were top relative (i.e. performance of the Fund as measured against the benchmark) performers as a result of posting strong financial results and increasing earnings guidance. Other strong contributors for the Fund included Oceaneering International (an offshore oil provider with a focus on deep water applications) and Chattem (a marketer and manufacturer of over-the-counter healthcare products). Oceaneering’s shares surged over 100% during the year due to tight supply, strong pricing and solid performance. The increasing difficulty of finding and tapping oil and gas resources, particularly offshore, heightens demand for Oceaneering’s remotely operated vehicles that service and maintain deepwater rigs. Chattem shares rose due to the successful integration of five personal care and health-care brands it acquired from Johnson & Johnson in January 2007.
Performance also benefited from the Fund’s underweight in the Financials sector relative to the Russell 2000 Value Index, as the sector continued to underperform the market over the period. The Fund’s average weight in Financials was 24%, as compared to 33% for the benchmark.
Detractors from performance included Corus Bankshares (a bank holding company) and W Holding (a financial holding company). Corus fell due to poor financial results from the continued slowdown in the residential housing market. In late June, W Holding sold off 33% on the day that it announced that it had taken a charge to write off an $80 million commercial loan.
What is the outlook?
We remain hopeful regarding the long-term prospects for U.S. equity markets. Corporate profits, cash flow and corporate cash balances continue to expand, attracting the interest of private equity investors who have a longer-term focus and are looking beyond next quarter’s earnings estimates. Currently, the Fund’s overweight positions relative to the benchmark were in Industrials, Consumer Discretionary, Energy and Health Care. Conversely, the Fund’s largest underweight position relative to the benchmark continues to be in Financials, which we consider unattractive given above-average historical valuations, rising credit costs, and the slowdown in the housing market. We believe that the complementary style of the three subadvisors provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	9.7%
Capital Goods	6.6
Consumer Cyclical	14.9
Consumer Staples	2.2
Energy	6.0
Finance	24.3
Health Care	4.2
Services	12.7
Technology	9.7
Transportation	4.2
Utilities	1.9
Short-Term Investments	2.7
Other Assets and Liabilities	0.9

Total	100.0%

The Hartford Short Duration Fund
 (subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index.
You cannot invest directly in an index.
Investment objective – Seeks to provide a high level of income.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception
Short Duration A#	10/31/02	3.80%	3.11%	3.11%
Short Duration A##	10/31/02	0.68%	2.49%	2.49%
Short Duration B#	10/31/02	2.91%	2.36%	2.36%
Short Duration B##	10/31/02	-2.05%	2.00%	2.00%
Short Duration C#	10/31/02	2.91%	2.36%	2.36%
Short Duration C##	10/31/02	1.92%	2.36%	2.36%
Short Duration Y#	11/28/03	4.08%	NA	3.09%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Robert Crusha	Brian Dirgins
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned 3.80%, before sales charge, for the twelve-month period ended October 31, 2007, versus the 5.77% return of its benchmark, the Lehman Brothers 1-5 Year U.S. Government/Credit Index, and the 3.94% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The primary driver of the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was its duration (i.e. sensitivity to changes in interest rates) and yield curve position, which remain significantly shorter than that of the benchmark, though more in line with the peer group.
A marked increase in volatility coupled with a liquidity crisis drove a flight to quality in the credit market. The U.S. Treasury sector outperformed all other U.S. investment grade asset classes for the year ended October 2007. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to this sector in favor of an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the asset-backed securities (“ABS”) sector led to underperformance relative to the index. The performance of the ABS sector suffered as swap spreads (i.e. the difference between the negotiated and fixed rate of a swap contract) widened and sub-prime concerns impacted pricing across all credit qualities.
On the positive side, the slight overweight to the investment grade corporate sector, and the out-of-benchmark allocation to the commercial mortgage-backed securities (“CMBS”) sector benefited the portfolio. In addition, security selection in the investment grade corporate sector and an allocation to cash added to performance.
What is your outlook?
We believe the market is currently pricing in a cut by the Federal Open Market Committee (“the Fed”) in the Federal Funds Rate of 50 basis points by the spring of next year. Our view is that interest rates are slightly ahead of themselves and are reflecting a decline in economic readings. Neither recession nor a strong recovery is priced into the market; we do not think, however, that either of these scenarios is likely. Thus, with the Treasury market fully priced and with our view of the markets, we do not currently advocate a long duration position. However, there are reasons the market could see a continued flight to quality.

Our business cycle analysis suggests that we are at the beginning of a Fed easing cycle, a period where risky sectors typically outperform. We remain cautious however, despite the fact that the mortgage-backed securities (“MBS”) and ABS sectors are historically cheap relative to other asset classes, due primarily to concerns if the Fed does not ease aggressively enough and/or the economy worsens in the near term. Liquidity remains tight; the problems in the structured investment vehicle (“SIV”) market have still not been resolved and there are fewer sources of liquidity for the financial sector to tap into. Should short-term funding issues continue, the probability of spreads tightening (i.e. short- and long-term interest rates moving closer together) will be greatly reduced and may even result in spread widening (i.e. short and long term interest rates moving farther apart) instead.
The home equity sector in particular will continue to struggle fundamentally, and thus spreads are expected to widen in the near term. Other consumer related ABS sectors such as credit cards and student loans have weakened recently, producing a potential buying opportunity. Similar weakening in the CMBS sector has been in sympathy with the negative news in the home equity market; at this point this appears to be technically, not fundamentally, driven and may offer additional market entry opportunities, especially for senior securities higher up in the capital structure.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
AAA	47.2%
AA	9.4
A	20.2
BBB	22.2
BB	1.0

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	1.2%
Capital Goods	0.1
Consumer Cyclical	0.5
Consumer Staples	0.9
Energy	1.0
Finance	61.8
Health Care	2.3
Services	3.6
Technology	1.0
Transportation	0.2
U.S. Government Agencies	8.7
U.S. Government Securities	12.3
Utilities	0.7
Short-Term Investments	2.3
Other Assets and Liabilities	3.4

Total	100.0%

The Hartford Small Company Fund
 (subadvised by: Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is and unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Small Company A#	7/22/96	23.88%	21.89%	9.62%	11.79%
Small Company A##	7/22/96	17.07%	20.52%	9.00%	11.23%
Small Company B#	7/22/96	22.97%	21.01%	NA *	NA *
Small Company B##	7/22/96	17.97%	20.82%	NA *	NA *
Small Company C#	7/22/96	22.88%	21.00%	8.85%	11.02%
Small Company C##	7/22/96	21.88%	21.00%	8.85%	11.02%
Small Company I#	7/22/96	24.28%	21.98%	9.65%	11.82%
Small Company R3#	7/22/96	23.62%	22.29%	10.06%	12.25%
Small Company R4#	7/22/96	24.00%	22.36%	10.09%	12.28%
Small Company R5#	7/22/96	24.29%	22.42%	10.12%	12.30%
Small Company Y#	7/22/96	24.44%	22.45%	10.13%	12.31%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Wellington Management Company, LLP	Hartford Investment Management Company
Steven C. Angeli, CFA	Hugh Whelan
Senior Vice President, Partner	Managing Director
Stephen C. Mortimer
Vice President
Mario E. Abularach, CFA
Vice President
How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned 23.88%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the Russell 2000 Growth Index which returned 16.73% for the same period. The Fund also outperformed the 20.16% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Hugh Whelan replaced Mark Waterhouse as portfolio manager for The Hartford Investment Management Company sleeve of the Fund. This transition was effective on April 2, 2007.
Why did the Fund perform this way?
During a period marked by volatility and concerns of a meltdown in sub-prime mortgage markets, small cap growth stocks generated attractive returns. While small caps lagged (Russell 2000 Index +9.3%) large and mid caps (S&P 500 Index 14.6%, S&P Mid Cap Index 17.0%), growth outperformed value consistently (Russell 2000 Growth Index 16.7% vs. 2.1% Russell 2000 Value Index). Nine out of the ten sectors in the benchmark, the Russell 2000 Growth Index, posted positive returns for the period, led by Utilities (+48%), Materials (+42%) and Information Technology (+25%). The only laggard in this environment was Financials (-2%).

The Fund’s outperformance versus its benchmark was primarily driven by positive stock selection; relative (i.e. performance of the Fund as measured against the benchmark) sector exposure had only a slight impact on benchmark-relative returns. Security selection was positive in nine out of the ten economic sectors, particularly in the Consumer Discretionary, Information Technology and Materials sectors.
Among the top relative and absolute (i.e. performance of the Fund as measured against the benchmark) contributors to performance during the period were Focus Media Holdings (Consumer Discretionary), Terra Industries (Materials) and Dade Behring (Health Care). Focus Media is the market leading provider of digital advertising in commercial and residential buildings throughout China. The company had been hampered by allegations of related-party transactions, which were cleared after a thorough review. Combined with better earnings results, the stock rebounded on this news. Terra Industries, a major U.S. provider of nitrogen fertilizers to the agricultural supply chain, benefited from robust agricultural demand, especially for ethanol, driving strong operating performance. We believe sales momentum should continue as U.S. corn farmers raise acreage to meet the rising demand from ethanol producers. Dade Behring, a medical diagnostic equipment company, rose following a take-out offer from Siemens at a significant premium. We eliminated the position on this strength. Other contributors to absolute and relative returns included Agrium (Materials), Kingboard Chemical (Information Technology) and Verifone (Information Technology).
Stocks with the largest negative absolute and relative impacts were MoneyGram (Information Technology), The Children’s Place (Consumer Discretionary) and AtheroGenics (Health Care). Shares of global payment services company MoneyGram continued to lag after the company reported a decrease in net income in the first quarter and lower quarterly earnings in the third quarter. In addition, there were also concerns about the value of mortgage securities in the firm’s portfolio. Children’s Place shares were volatile as an investigation into the company’s stock option practices may force the company to restate historical earnings. Pharmaceutical company AtheroGenics’ stock price fell after its proposed drug to fight heart disease failed in a study. All three positions have been eliminated.
What is the outlook?
The Fund focuses on stocks of companies we see as having unique business models or special market opportunities that should allow them to deliver superior growth. As such, changes in the overall positioning of the Fund are the result of bottom-up stock decisions as opposed to top-down macro themes. At the end of the period, the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations versus its benchmark were Consumer Discretionary, Information Technology and Materials; while the largest underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations were Health Care and Industrials. Despite our concerns about the possibility of a U.S. recession, the Fund’s overweight position in Consumer Discretionary is, again, driven by individual bottom-up stock selection. In absolute terms, the Funds’ large sector weights are in Information Technology, Consumer Discretionary and Industrials. Investment opportunities outside the U.S. remain abundant, especially for well-positioned emerging growth companies. As a result, our international exposure of 14% has been close to the maximum levels allowed by the Fund’s investment guidelines (20%).
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	9.8%
Capital Goods	6.5
Consumer Cyclical	12.4
Consumer Staples	0.6
Energy	4.7
Finance	11.0
Health Care	10.1
Services	12.8
Technology	26.4
Transportation	0.7
Utilities	0.1
Short-Term Investments	44.5
Other Assets and Liabilities	(39.6)

Total	100.0%

The Hartford SmallCap Growth Fund
 (subadvised by: Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is and unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks to maximize short- and long-term capital appreciation.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
SmallCap Growth A#	1/04/88	7.18%	16.60%	10.10%	12.20%
SmallCap Growth A##	1/04/88	1.29%	15.29%	9.48%	11.88%
SmallCap Growth B#	11/14/94	6.44%	15.81%	NA *	NA *
SmallCap Growth B##	11/14/94	1.44%	15.59%	NA *	NA *
SmallCap Growth C#	11/14/94	6.34%	15.77%	9.39%	10.13%
SmallCap Growth C##	11/14/94	5.34%	15.77%	9.39%	10.13%
SmallCap Growth I#	2/19/02	7.37%	16.65%	NA	9.35%
SmallCap Growth L#	1/04/88	7.41%	16.76%	10.17%	12.23%
SmallCap Growth L##	1/04/88	2.31%	15.63%	9.64%	11.96%
SmallCap Growth R3#	2/19/02	6.92%	16.95%	NA	9.16%
SmallCap Growth R4#	2/19/02	7.23%	17.01%	NA	9.22%
SmallCap Growth R5#	2/19/02	7.48%	17.07%	NA	9.26%
SmallCap Growth Y#	2/19/02	7.61%	17.10%	NA	9.28%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Wellington Management Company, LLP	Hartford Investment Management Company
David J. Elliot	Hugh Whelan
Vice President	Managing Director
Doris T. Dwyer
Vice President
How did the Fund perform?
The Class A shares of The Hartford SmallCap Growth Fund returned 7.18%, before sales charge, for the twelve-month period ended October 31, 2007, underperforming its benchmark, the Russell 2000 Growth Index, which returned 16.73% for the same period. The Fund also underperformed the 20.16% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, Hartford Investment Management Company was added as a subadviser to the Fund, effective November 13, 2006.
Why did the Fund perform this way?
U.S. equity markets advanced for the first half of the period, then pulled back in August due to sub-prime and credit worries. During the period, U.S. mid cap equities (+17.0%) outpaced small (+9.3%) and large cap (+14.6%) stocks as measured by the S&P MidCap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned (+19.2%) versus a Russell 1000 Value Index return of (+10.8%). Within the Russell 2000 Growth Index benchmark, Utilities (+48%), Materials (+42%), and Information Technology (+25%) led performance, while Financials (-2%), Consumer Discretionary (+10%) and Telecommunication Services (+11%) lagged the broader market.

The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance was driven by security selection. Positive stock selection in Materials and Telecommunication Services was not enough to offset unfavorable stock selection in Information Technology, Industrials, Health Care, and Consumer Discretionary. Contributing to the negative stock selection was general underperformance of stocks exhibiting the type of valuation metrics favored by the Fund, such as high earnings yield.
The top relative detractors from performance were MicroStrategy (Information Technology), New York & Co (Consumer Discretionary), and American Commercial (Industrials). Provider of business intelligence software MicroStrategy suffered as the company reported a 28 percent decrease in product license revenue that led to lower profits. We eliminated our position during the period. Shares of apparel chain New York & Co. declined after the company reported weak profits and lowered guidance for 2007. The company’s earnings came under pressure, due to soft customer traffic and increased discounting. We eliminated our position in the stock. American Commercial, a marine transportation company, fell as the company lowered its 2007 earnings guidance due to sluggish productivity levels in the manufacturing sector and weakness in the spot grain markets. We substantially trimmed our position in American Commercial during the period, as we balanced the negative short-term developments against the longer-term opportunities for enhanced operational efficiency and financial results.
Stronger results came from top relative contributors Golden Telecom (Telecommunications Services), Cleveland-Cliffs (Materials), and ITT Educational Services (Consumer Discretionary). Shares of Russian telecommunications provider Golden Telecom rose as the market began to factor in the company’s strong growth potential as it expands its service footprint and offerings. Cleveland-Cliffs, a producer of iron ore pellets in North America, is benefiting from continued strong demand from steel companies and raised sales expectations. ITT Educational Services, a U.S. provider of career-focused postsecondary degree programs, continued to report enrollment gains and significant improvements in student retention. We expect strong cash flow, solid management and accelerated demand for Information Technology programs to bode well for future guidance. We continued to hold all three stocks as of the end the period.
What is the outlook?
We believe the U.S. economy has definitely lost momentum. Economic data on balance is worsening, while the housing market conditions are deteriorating and not yet resolving in any area, making it a challenging and likely narrow market in the coming quarters. We will continue to invest opportunistically and on a stock-by-stock basis reflecting our bottom-up process.
Relative sector over- and underweights versus the benchmark are small and incidental to our bottom-up stock selection strategy. As a result of our stock selection process, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Information Technology, Health Care, and Telecommunication Services sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Industrials, Energy, and Utilities sectors.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	5.9%
Capital Goods	5.4
Consumer Cyclical	11.8
Consumer Staples	0.5
Energy	5.7
Finance	7.8
Health Care	19.2
Services	13.1
Technology	26.5
Transportation	3.5
Utilities	0.1
Short-Term Investments	42.8
Other Assets and Liabilities	(42.3)

Total	100.0%

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Stock A#	7/22/96	16.82%	12.52%	6.48%	9.24%
Stock A##	7/22/96	10.39%	11.26%	5.88%	8.70%
Stock B#	7/22/96	15.88%	11.61%	NA *	NA *
Stock B##	7/22/96	10.88%	11.35%	NA *	NA *
Stock C#	7/22/96	16.02%	11.75%	5.76%	8.50%
Stock C##	7/22/96	15.02%	11.75%	5.76%	8.50%
Stock R3#	7/22/96	16.71%	13.00%	6.96%	9.74%
Stock R4#	7/22/96	17.04%	13.07%	6.99%	9.77%
Stock R5#	7/22/96	17.31%	13.12%	7.02%	9.79%
Stock Y#	7/22/96	17.45%	13.15%	7.03%	9.80%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Stock Fund returned 16.82%, before sales charge, for the twelve-month period ended October 31, 2007, outperforming its benchmark, the S&P 500 Index which returned 14.58% for the same period. The Fund also outperformed the 14.67% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was strong for the period. Large cap equities (+14.6%) outpaced small cap stocks (+9.3%) but underperformed mid caps (+17.0%) as represented by the S&P 500 Index, Russell 2000 Index, and S&P MidCap 400 Index, respectively. Reversing the trend from previous months, growth-oriented stocks dominated value-oriented stocks. Eight of the ten sectors in the S&P 500 Index rose during the period led by Energy (+38%), Materials (+33%) and Information Technology (+27%). Financials (-3%) and Consumer Discretionary (-0.3%) posted negative returns.
The Fund’s outperformance versus the benchmark was driven by security selection. Selection was strongest within the Information Technology, Materials and Consumer Staples sectors. Stocks that contributed the most to relative returns included Apple (Information Technology), Elan (Health Care) and Google (Information Technology). Consumer electronics company Apple reported sharply higher profits due to strong sales of Macintosh computers and iPod products. The shares also benefited from enthusiasm over the recent launch of the iPhone. We reduced our holdings in Apple following strong recent gains, but maintain an overweight position in the stock. Shares of Dublin-based biotechnology company Elan gained on investor optimism for its promising drug for treating Alzheimer’s disease. Also, trends continue to improve for its existing multiple sclerosis drug Tysabri. Shares of internet search company Google rallied during the latter part of the period on continued share gains in search and expectations that it will increase its presence in the social networking arena. In Materials, the Fund benefited from its holdings in mineral exploration and development company Freeport-McMorran and Brazilian metals and mining company Cia Vale do Rio Doce.
Stock selection within the Consumer Discretionary and Telecommunication Services sectors hurt relative (i.e. performance of the Fund as measured against the benchmark) performance. Top relative detractors from the Fund included Circuit City (Consumer Discretionary), Countrywide Financial (Financials) and DR Horton (Consumer Discretionary). Poor sales trends and thin margins have led to several earnings disappointments for retailer Circuit City. We eliminated the stock as worries about the resiliency of the U.S. consumer have weighed on retail names generally, more so on those attempting to make business model changes. The collapse of the mortgage market caused mortgage originator Countrywide to suffer as its asset quality deteriorated and the market worried that it was facing a liquidity crisis. While the credit concerns will be around for some time and near-term earnings prospects are fairly bleak, the firm has solved its funding issues for the foreseeable future and while we trimmed our holdings we have maintained a position in the stock. Shares of homebuilder D.R. Horton have come under pressure as net orders for new homes have plunged and cancellations spiked amid a deteriorating housing market in the U.S. We have eliminated the position. In Telecommunication Services, the Fund’s holding of Sprint-Nextel detracted most from performance.
What is the outlook?
The Fund continues to be managed with a large cap, core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio and seek companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care, Information Technology and Consumer Discretionary and underweight (i.e. the Fund’s sector position was less than the benchmark position) Utilities, Industrials and Energy at the end of the period.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	2.9%
Consumer Cyclical	4.1
Consumer Staples	6.3
Energy	8.9
Finance	22.6
Health Care	16.2
Services	9.4
Technology	28.1
Utilities	0.6
Short-Term Investments	3.0
Other Assets and Liabilities	(2.1)

Total	100.0%

The Hartford Strategic Income Fund
 (subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	Since
	Date	Inception
Strategic Income A#	5/31/07	1.53%
Strategic Income A##	5/31/07	-3.04%
Strategic Income B#	5/31/07	1.21%
Strategic Income B##	5/31/07	-3.72%
Strategic Income C#	5/31/07	1.31%
Strategic Income C##	5/31/07	0.32%
Strategic Income I#	5/31/07	1.84%
Strategic Income Y#	8/31/07	3.28%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael Bacevich	Mark Niland, CFA	Nasri Toutoungi
Managing Director	Managing Director	Managing Director
Michael Gray, CFA	Peter Perrotti, CFA	Edward Vaimberg
Managing Director	Executive Vice President	Senior Vice President
How did the Fund perform?
The Class A Shares of The Hartford Strategic Income Fund gained 1.53%, before sales charge, for the period from inception on May 31, 2007 through October 31, 2007, versus the return of 3.46% for the Lehman Brothers U.S. Aggregate Bond Index, and the 1.36% return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s “since inception” period from May 31, 2007 to October 31, 2007 was challenging as the impact of the sub-prime mortgage market meltdown contributed to a repricing of risk. As a result, investors fled to the safety of U.S. Government debt which rallied interest rates across the yield curve. To prevent the credit crisis from spilling over into the general economy, the Federal Open Market Committee (“the Fed”) cut the rate on September 18, 2007 by 50 basis points then again on October 31, 2007 by 25 basis points to end the period at a rate of 4.50%. This injection of liquidity amidst high demand for “riskless” assets contributed to 62 basis points of curve steepening between the two- and ten-year parts of the curve.
The strong Treasury rally of the past few months offset negative performance associated with the spike in risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) of spread products (bonds yielding more than Treasuries). The Fund could not keep pace with the benchmark return due to its emphasis on income generation, and hence its overweight (i.e. the Fund’s sector position was greater than the benchmark position) to riskier asset classes.
The greatest driver of the Fund’s underperformance versus its benchmark was exposure to out-of-benchmark high yield and emerging markets debt securities. In addition, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Treasuries, the best performing asset class by far during the five-month period, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance.
What is your outlook?
Our business cycle analysis suggests that risky sectors typically outperform at the beginning of a Fed easing cycle. Spreads have widened (i.e. short and long term interest rates moving farther apart) in below investment grade corporates and, although defaults have begun to tick up, they still remain well below the historical 5% default rate. The market also seems to be doing a better job at discriminating between good and bad credits, and this provides opportunities to add to high yield, but investments in this sector will be very issuer specific. Agency mortgage pass-throughs and asset-backed securities also offer good return opportunities as spreads have widened due to supply and demand dynamics. Finally, we expect continued dollar weakening versus both major and emerging markets currencies. We are retaining a foreign bond bias in short maturities on an unhedged basis, though we have scaled back foreign currency exposure.
We continue to believe the economy will avoid a recession. Income-oriented funds will do well to retain an aggressive bias in the coming few months.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	5.7%
Capital Goods	1.9
Consumer Cyclical	6.3
Consumer Staples	0.5
Energy	2.7
Finance	34.2
Foreign Governments	4.4
Health Care	1.9
Services	11.5
Technology	7.9
Transportation	1.1
U.S. Government Agencies	12.2
U.S. Government Securities	0.2
Utilities	5.9
Short-Term Investments	10.7
Other Assets and Liabilities	(7.1)

Total	100.0%

Distribution by Credit Quality
 as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings
AAA	26.3%
AA	4.8
A	2.7
BBB	8.4
BB	17.7
B	30.9
CCC	5.4
Not Rated	3.8

Total	100.0%

The Hartford Target Retirement 2010 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2010 A#	9/30/05	13.55%	9.05%
Target Retirement 2010 A##	9/30/05	7.30%	6.13%
Target Retirement 2010 B#	9/30/05	12.61%	8.20%
Target Retirement 2010 B##	9/30/05	7.61%	6.87%
Target Retirement 2010 C#	9/30/05	12.68%	8.21%
Target Retirement 2010 C##	9/30/05	11.68%	8.21%
Target Retirement 2010 R3#	9/30/05	13.25%	9.05%
Target Retirement 2010 R4#	9/30/05	13.58%	9.20%
Target Retirement 2010 R5#	9/30/05	13.86%	9.33%
Target Retirement 2010 Y#	9/30/05	13.83%	9.32%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund gained 13.55%, before sales charge, for the twelve-month period ended October 31, 2007, versus 10.20% for the Lipper Mixed-Asset Target 2010 Funds average, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Why did the Fund perform this way?
The Fund’s primary objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2010. Currently, the Fund’s target asset allocation is set at approximately 54% fixed-income and 46% equity.
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased, which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up 6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury

Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high-yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our discliplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	13.4%
The Hartford Floating Rate Fund, Class Y	5.2
The Hartford Global Growth Fund, Class Y	4.0
The Hartford Growth Opportunities Fund, Class Y	1.9
The Hartford Income Fund, Class Y	18.5
The Hartford Inflation Plus Fund, Class Y	7.8
The Hartford International Opportunities Fund, Class Y	4.5
The Hartford International Small Company Fund, Class Y	4.3
The Hartford Select MidCap Value Fund, Class Y	3.3
The Hartford Select SmallCap Value Fund, Class Y	2.3
The Hartford Short Duration Fund, Class Y	13.8
The Hartford Strategic Income Fund, Class Y	2.9
The Hartford Total Return Bond Fund, Class Y	4.3
The Hartford Value Fund, Class Y	11.5
The Hartford Value Opportunities Fund, Class Y	1.7
Other Assets and Liabilities	0.6

Total	100.0%

The Hartford Target Retirement 2020 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2020 A#	9/30/05	14.95%	10.96%
Target Retirement 2020 A##	9/30/05	8.63%	7.99%
Target Retirement 2020 B#	9/30/05	14.09%	10.12%
Target Retirement 2020 B##	9/30/05	9.09%	8.81%
Target Retirement 2020 C#	9/30/05	14.10%	10.13%
Target Retirement 2020 C##	9/30/05	13.10%	10.13%
Target Retirement 2020 R3#	9/30/05	14.52%	10.92%
Target Retirement 2020 R4#	9/30/05	14.85%	11.07%
Target Retirement 2020 R5#	9/30/05	15.12%	11.20%
Target Retirement 2020 Y#	9/30/05	15.20%	11.23%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund gained 14.95%, before sales charge, for the twelve-month period ended October 31, 2007, versus 12.15% for Lipper Mixed-Asset Target 2020 Funds average, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Why did the Fund perform this way?
The Fund’s primary objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2020. Currently, the Fund’s target asset allocation is set at approximately 64% equity and 36% fixed-income.
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased, which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fixed-income allocation is structured around six fixed-income indices. For the year, the best performer was the Lehman Brothers High Yield Index (up 6.73%); followed by the Lehman Brothers U.S. TIPS (Treasury

Inflation Protected Securities) Index (up 6.33%); the Lehman Brothers 1-3 Year Government Index (up 5.73%); the Lehman Brothers U.S. Aggregate Bond Index (up 5.38%); the Merrill Lynch 3-Month U.S. Treasury Bill Index (up 4.97%); and the CSFB Leveraged Loan Index (up 4.15%). Consequently, the Fund benefited from its allocation to high-yield, TIPS and short-term bonds, while the other asset classes underperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your Outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our discliplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	14.6%
The Hartford Disciplined Equity Fund, Class Y	4.5
The Hartford Equity Income Fund, Class Y	2.9
The Hartford Floating Rate Fund, Class Y	4.1
The Hartford Global Growth Fund, Class Y	3.5
The Hartford Growth Opportunities Fund, Class Y	2.8
The Hartford Income Fund, Class Y	13.1
The Hartford Inflation Plus Fund, Class Y	6.4
The Hartford International Opportunities Fund, Class Y	5.2
The Hartford International Small Company Fund, Class Y	5.6
The Hartford Select MidCap Value Fund, Class Y	3.7
The Hartford Select SmallCap Value Fund, Class Y	4.4
The Hartford Short Duration Fund, Class Y	5.7
The Hartford Small Company Fund Class Y	1.0
The Hartford Stock Fund, Class Y	1.9
The Hartford Strategic Income Fund, Class Y	1.6
The Hartford Total Return Bond Fund, Class Y	4.4
The Hartford Value Fund, Class Y	14.3
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Target Retirement 2030 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2030 A#	9/30/05	18.34%	12.12%
Target Retirement 2030 A##	9/30/05	11.83%	9.11%
Target Retirement 2030 B#	9/30/05	17.53%	11.31%
Target Retirement 2030 B##	9/30/05	12.53%	10.02%
Target Retirement 2030 C#	9/30/05	17.44%	11.33%
Target Retirement 2030 C##	9/30/05	16.44%	11.33%
Target Retirement 2030 R3#	9/30/05	17.85%	12.08%
Target Retirement 2030 R4#	9/30/05	18.17%	12.23%
Target Retirement 2030 R5#	9/30/05	18.39%	12.33%
Target Retirement 2030 Y#	9/30/05	18.60%	12.43%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund gained 18.34%, before sales charge, for the twelve-month period ended October 31, 2007, versus 15.83% for the Lipper Mixed-Asset Target 2030 Funds average, 5.38% for the Lehman Brothers U.S. Aggregate Bond Index, and 14.58% for the S&P 500 Index.
Why did the Fund perform this way?
The Fund’s primary objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2030. Currently, the Fund’s target asset allocation is set at approximately 79% equity and 21% fixed-income.
The Fund’s structure allows for investment across all market capitalizations and styles, both within the U.S. and internationally. This diversification is designed to enhance the long-term return and risk characteristics of the Fund. The Fund’s equity allocation is structured around five equity indices. For the year, the MSCI EAFE Index (international equities) was the top performer, up 25.43%; followed by the Russell 1000 Growth Index (U.S. large cap equities) up 19.23%; the Russell MidCap Index (U.S. mid cap equities) up 15.24%; the Russell 1000 Value Index (U.S. large cap equities) up 10.83%; and the Russell 2000 Index (U.S. small cap equities) up 9.27%. Over the course of the period, the Fund’s allocation to international equities was increased, which proved additive to performance. Within that asset class, our exposure to emerging market stocks from our underlying funds did particularly well. In terms of the domestic equity allocation, we have repositioned the portfolio from a value-stock bias to a growth-stock bias.
On the fixed-income side, yields fell during the period, with the yield on the five-year Treasury note decreasing 39 basis points to 4.17% and the yield on the ten-year Treasury note decreasing 13 basis points to 4.47%. Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasuries were the top performer, while commercial mortgage-backed securities (“CMBS”) were the worst. The fund is structured around three fixed-income indices. For the year, the best performer was the Lehman Brothers U.S. TIPS Index (up 6.33%), followed by the Lehman Brothers 1-3 Year Government Index (up

5.73%), and Lehman Brothers U.S. Aggregate Bond Index (up 5.38%). Consequently, the fund benefited from its allocation to TIPS and short-term bonds, which outperformed the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Lehman Brothers U.S. Aggregate Bond Index based on risk preferences of the Fund. For the period, short duration positioning detracted from overall performance as interest rates generally declined.
The Fund’s performance is also influenced by the performance of the active underlying fund managers. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. One hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the year and overall, fund selection was additive to relative performance.
What is your outlook?
We believe that the concerns surrounding the impact of the weak residential housing sector are likely to persist, leading to sustained market volatility in the months ahead. While there has been a legitimate deterioration of fundamentals in the housing sector, other asset classes have suffered based on the assumption that consumers will reduce spending, which will ultimately lead to deteriorating economic conditions. We, however, believe otherwise as an accommodative Fed, low inflation, and a decent employment picture should prove supportive of the markets and the economy. Looking ahead, the environment for stocks looks challenging as threats to future earnings growth appear to be increasing. Volatility in the stock market has also increased materially, and we see it remaining at this higher level for the near future. Nevertheless, we believe stocks are modestly undervalued and expect the equity markets to generate returns roughly in line with earnings growth in 2008.
We continue to believe that the economy is on a solid, albeit softer path, which will help to sustain good performance for fixed income spread products. In all, we are finding value in quite a few asset classes and believe that current valuations justify an increase in risk posture. We will continue to seek outperformance by focusing on our discliplined long-term approach of asset allocation. We will also look for opportunities to further enhance the Fund’s diversification through exposure to additional asset classes that appear to offer compelling value.
Composition by Underlying Fund
as of October 31, 2007

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	20.8%
The Hartford Disciplined Equity Fund, Class Y	3.2
The Hartford Equity Income Fund, Class Y	4.4
The Hartford Global Growth Fund, Class Y	4.4
The Hartford Growth Opportunities Fund, Class Y	2.9
The Hartford Income Fund, Class Y	3.5
The Hartford Inflation Plus Fund, Class Y	5.2
The Hartford International Opportunities Fund, Class Y	6.5
The Hartford International Small Company Fund, Class Y	6.4
The Hartford Select MidCap Value Fund, Class Y	4.1
The Hartford Select SmallCap Value Fund, Class Y	5.8
The Hartford Short Duration Fund, Class Y	3.3
The Hartford Small Company Fund Class Y	2.3
The Hartford Stock Fund, Class Y	2.6
The Hartford Total Return Bond Fund, Class Y	9.4
The Hartford Value Fund, Class Y	14.2
Other Assets and Liabilities	1.0

Total	100.0%

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers California Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.
You cannot invest directly in an index.
Investment objective – Seeks to provide current income exempt from both federal and California income tax.
Average Annual Total Returns(2) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free California A#	10/31/02	0.16%	4.20%	4.20%
Tax-Free California A##	10/31/02	-4.34%	3.25%	3.25%
Tax-Free California B#	10/31/02	-0.58%	3.42%	3.42%
Tax-Free California B##	10/31/02	-5.40%	3.07%	3.07%
Tax-Free California C#	10/31/02	-0.58%	3.46%	3.46%
Tax-Free California C##	10/31/02	-1.55%	3.46%	3.46%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice Preside	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free California Fund gained 0.16%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers California Municipal Bond Index, which returned 2.59%, and the 1.41% average return of the Lipper California Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the year, the municipal market and the Fund experienced two distinct periods of performance. During the first half of the year rates remained relatively stable and low, and credit fundamentals were best described as benign. Demand remained strong even in the face of robust issuance, which was up almost 40% nationally in the first half of the fiscal year, with the State of California up almost 80%. In this market environment, the Fund’s greater overall duration (i.e. sensitivity to changes in interest rates), longer yield curve positioning and exposure to non-investment grade bonds resulted in positive performance and better relative (i.e. performance of the Fund as measured against the benchmark) returns. Good security selection and our significant exposure to education and special tax bonds (i.e. a bond secured by the special taxes levied on certain real estate) contributed to positive performance.
Market conditions adjusted dramatically in the second half of the year. Interest rate movements became more volatile, and the credit dynamic quickly deteriorated to a “flight to quality” on the back of the faltering national housing market. The municipal curve steepened as long maturity bonds underperformed shorter maturities. High yield credit sectors also suffered for technical reasons — a number of high yield funds liquidated positions in order to fund redemptions which in turn placed pressure on a portion of the market that had limited support. Thus, our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to high yield was a drag on performance.
Special tax bonds, which have represented as much as 25% of holdings, are specifically tied to the performance of the California housing market. These bonds are secured by special taxes assessed on new housing developments. As the housing market story has unfolded, special tax bonds have underperformed, and our exposure has been a drag on performance.
Additionally, the Fund is more sensitive to rate volatility given its long duration, long credit risk and positioning long on the curve (bonds with maturities 25 years and longer); this too significantly hurt relative returns later in the year, offsetting some of the earlier gains.
On a positive note, positions in higher quality, insured and pre-refunded bonds helped performance during the second half of the year, however,

the Fund did not carry significant exposure to these better performing assets.
What is your outlook?
We have a constructive approach to the municipal market given its attractive pricing relative to alternative fixed-income products. Investment grade municipal bonds are “cheap” when compared on an after-tax basis to taxable fixed-income assets. Credit spreads, while currently volatile, appear to be more broadly driven by technical than fundamental factors. This being the case, we remain constructive on credit, although we are now relying more than ever on our in-house proprietary credit analysis to make informed credit decisions.
We believe the boom/bust nature of the California housing market and its potential negative effect on credit performance within the state bears close monitoring long term. In fact, the State now projects a $10 billion shortfall next fiscal year, attributed largely to the troubled housing market, which prompted the Governor to propose 10% spending cuts across the board.
We remain selective when increasing our exposure to non-investment grade bonds. This is especially true for special tax bonds in the state. Our underwriting standards in this sector have tightened up considerably in response to our concerns with the housing slowdown in California, the sub-prime lending market, weakening credit quality of homebuilders and increasing foreclosures in the state. According to the National Association of Realtors, California home sales were down 29% in the third quarter (year-over-year) compared to a 12% decline for the nation as a whole. However, at this time, we are comfortable with our current exposure to these credits and are unaware of any current problems within Fund holdings. We believe the California housing market tends to be less speculative in nature than some tourist/second home driven economies in the southeast and southwest. This is the main theme behind our comfort with prudently continuing to underwrite special assessment credits.
We recently increased the Fund’s exposure to high yield bonds and as a result, the average rating for the Fund dropped to ‘A3.’ We do not expect the Fund’s average rating will drop below its current level if credit performance meets our expectations. We believe we are being appropriately compensated when purchasing high yield opportunities and look to take advantage of this period to increase the Fund’s yield. We expect to increase Fund exposure to the tobacco sector during the next fiscal year, and we continue to favor health care and education bonds because of the positive demographic trends and the services and products these sectors provide.
The yield curve has steepened and we believe it will continue to do so. For that reason, we are more cautious when extending out the curve for new purchases. Whenever possible we will shorten the maturity of our purchases to reduce the Fund’s susceptibility to underperformance.
Municipal issuance remains on record pace year-to-date nationally and is at an even higher pace within the State of California. However, supply levels could weaken for the remainder of the year as the reoccurring liquidity crisis in our market and increasing absolute rates discourage further issuance and refunding activity.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	21.8%
AA	3.7
A	18.6
BBB	23.6
Not Rated	32.3

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Airport Revenues	2.3%
General Obligations	2.8
Health Care/Services	9.1
Higher Education (Univ., Dorms, etc.)	16.2
Housing (HFA’s, etc.)	2.3
Industrial	3.5
Miscellaneous	10.3
Pollution Control	1.7
Prerefunded	5.2
Public Facilities	0.7
Special Tax Assessment	24.0
Tax Allocation	10.4
Transportation	2.3
Utilities — Gas	2.3
Utilities — Water and Sewer	4.7
Short-Term Investments	1.1
Other Assets and Liabilities	1.1

Total	100.0%

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free Minnesota A#	6/02/86	0.80%	3.66%	4.33%	5.64%
Tax-Free Minnesota A##	6/02/86	-3.73%	2.71%	3.85%	5.41%
Tax-Free Minnesota B#	11/14/94	0.05%	2.92%	NA *	NA *
Tax-Free Minnesota B##	11/14/94	-4.76%	2.58%	NA *	NA *
Tax-Free Minnesota C#	11/14/94	-0.09%	2.91%	3.50%	4.45%
Tax-Free Minnesota C##	11/14/94	-1.05%	2.91%	3.50%	4.45%
Tax-Free Minnesota L#	11/14/94	0.75%	3.67%	4.30%	5.24%
Tax-Free Minnesota L##	11/14/94	-3.79%	2.72%	3.82%	4.86%
Tax-Free Minnesota Y#	2/19/02	0.84%	3.78%	NA	4.17%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. Classes E, M and N are no longer offered.

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free Minnesota Fund gained 0.80%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.91%, and the 1.98% average return of the Lipper Minnesota Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the year, the municipal market and the Fund experienced two distinct periods of performance. During the first half of the year rates remained relatively stable and low, and credit fundamentals were best described as benign. Demand remained strong even in the face of robust issuance, which was up more than 40% nationally compared to last year, with the State of Minnesota up 14% in the first half. In this market environment, the Fund’s greater overall duration (i.e. sensitivity to changes in interest rates), longer yield curve positioning and exposure to non-investment grade bonds resulted in positive performance and better relative (i.e. performance of the Fund as measured against the benchmark) returns. Good security selection and our significant exposure to health care and education bonds contributed to positive performance.
Market conditions adjusted dramatically in the second half of the year. Interest rate movements became more volatile, and the credit dynamic quickly deteriorated to a “flight to quality” on the back of the faltering national housing market. The municipal curve steepened as long maturity bonds underperformed shorter maturities. The Fund’s performance lagged during this period of re-pricing of risk. The Fund holds a greater exposure to lower quality assets such as high yield tobacco, special tax and health care bonds; spread widening (i.e. short and long term interest rates moving farther apart) was greatest in these riskier sectors, significantly hurting relative returns. Additionally, the Fund is more sensitive to rate volatility given its long duration, long credit risk and positioning long on the curve (bonds with maturities 25 years and longer); this too significantly hurt relative returns later in the year, offsetting some of the earlier gains.
On a positive note, positions in higher quality, general obligation, insured and pre-refunded bonds helped performance during the second half of the year. The Fund holds 34% of these better-performing assets as of the end of the period. In addition, lack of exposure to tobacco bonds assisted performance, as this sector generated the greatest negative returns due to widening credit spreads and the expectation of greater supply. Exposure to shorter term bonds (1-10 years) assisted performance as the yield curve steepened later in the year; during that period, 30% of the Fund’s assets, on average, were exposed to this shorter portion of the curve.
What is your outlook?
We have a constructive approach to the municipal market given its attractive pricing relative to alternative fixed-income products. Investment grade municipal bonds are “cheap” when compared on an after-tax basis to taxable fixed-income assets. Credit spreads, while currently volatile, appear to be more broadly driven by technical than fundamental factors. This being the case, we remain constructive on credit, although we are now relying more than ever on our in-house proprietary credit analysis to make informed credit decisions.
We believe the housing slowdown within the State of Minnesota and its potential negative effect on credit performance bears close monitoring long term. We remain selective when increasing our exposure to non-investment grade bonds. We expect the Fund rating to remain ‘A2’ as credit performance of our current exposures meets our expectations. We believe we are being appropriately compensated when purchasing high yield opportunities and look to take advantage of this period to increase the Fund’s yield. We expect to increase exposure to the tobacco sector during the next fiscal year (though this opportunity is limited to purchases of Puerto Rico tobacco bonds, as the Sate of Minnesota does not issue tobacco bonds). We continue to favor health care and education bonds because of the positive demographic trends and the services and products these sectors provide.
The yield curve has steepened and we believe it will continue to do so. For that reason, we are more cautious when extending out the curve for new purchases. Whenever possible we will shorten the maturity of our purchases to reduce the Fund’s susceptibility to underperformance.
Municipal issuance remains on record pace year-to-date nationally and is at a similar pace within the State of Minnesota. However, supply levels could weaken for the remainder of the year as the reoccurring liquidity crisis in our market and increasing absolute rates discourage further issuance and refunding activity.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	26.6%
AA	12.1
A	19.0
BBB	24.9
Not Rated	17.4

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Airport Revenues	2.9%
General Obligations	11.8
Health Care/Services	25.2
Higher Education (Univ., Dorms, etc.)	13.2
Housing (HFA’s, etc.)	5.4
Industrial	2.2
Pollution Control	1.4
Prerefunded	15.1
Public Facilities	6.3
Tax Allocation	3.3
Utilities — Electric	5.1
Utilities — Water and Sewer	3.1
Short-Term Investments	4.2
Other Assets and Liabilities	0.8

Total	100.0%

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks to provide current income exempt from federal income tax.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free National A#	6/02/86	0.30%	4.27%	4.74%	6.15%
Tax-Free National A##	6/02/86	-4.22%	3.31%	4.26%	5.92%
Tax-Free National B#	11/14/94	-0.45%	3.51%	NA *	NA *
Tax-Free National B##	11/14/94	-5.24%	3.17%	NA *	NA *
Tax-Free National C#	11/14/94	-0.45%	3.52%	3.87%	4.97%
Tax-Free National C##	11/14/94	-1.41%	3.52%	3.87%	4.97%
Tax-Free National I#	2/19/02	0.58%	4.32%	NA	4.71%
Tax-Free National L#	11/14/94	0.28%	4.26%	4.62%	5.75%
Tax-Free National L##	11/14/94	-4.23%	3.31%	4.14%	5.37%
Tax-Free National Y#	2/19/02	0.48%	4.46%	NA	4.90%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free National Fund returned 0.30%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers Municipal Bond (National) Index, which returned 2.91%, and the 1.81% average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the year, the municipal market and the Fund experienced two distinct periods of performance. During the first half of the year rates remained relatively stable and low, and credit fundamentals were best described as benign. Demand remained strong even in the face of robust issuance, which was up more than 40% nationally compared to last year. In this market environment, the Fund’s greater overall duration (i.e. sensitivity to changes in interest rates), longer yield curve positioning and exposure to non-investment grade bonds resulted in positive performance and better relative (i.e. performance of the Fund as measured against the benchmark) returns. Good security selection and our significant exposure to health care, education and special tax bonds (i.e. a bond secured by the special taxes levied on certain real estate) contributed to positive performance.
Market conditions adjusted dramatically in the second half of the year. Interest rate movements became more volatile, and the credit dynamic quickly deteriorated to a “flight to quality” on the back of the faltering national housing market. The municipal curve steepened as long maturity bonds underperformed shorter maturities. The Fund’s performance lagged during this period of re-pricing of risk. The Fund holds a greater exposure to lower quality assets such as high yield tobacco, special tax and health care bonds; spread widening (i.e. short and long term interest rates moving farther apart) was greatest in these riskier sectors, significantly hurting relative returns. Additionally, the Fund is more sensitive to rate volatility given its long duration, long credit risk and positioning long on the curve (bonds with maturities 25 years and longer); this too significantly hurt relative returns later in the year, offsetting some of the earlier gains.
On a positive note, positions in higher quality, insured and pre-refunded bonds helped performance during the second half of the year, however, the Fund did not carry significant exposure to these better performing assets.
What is your outlook?
We have a constructive approach to the municipal market given its attractive pricing relative to alternative fixed-income products. Investment grade municipal bonds are “cheap” when compared on an after-tax basis to taxable fixed-income assets. Credit spreads, while currently volatile, appear to be more broadly driven by technical than fundamental factors. This being the case, we remain constructive on credit, although we are now relying more than ever on our in-house proprietary credit analysis to make informed credit decisions.
We recently increased the Fund’s exposure to high yield bonds and as a result, the average rating for the Fund dropped to ‘Baa1.’ We do not expect the Fund’s rating will drop below its current level. Going forward, we expect our current credit bets will allow the Fund’s rating to rise as positive credit performance meets our expectations. We believe we are being appropriately compensated when purchasing high yield opportunities and look to take advantage of this period to increase the Fund’s yield. We expect to increase Fund exposure to the tobacco sector during the next fiscal year and we continue to favor health care and education bonds because of the positive demographic trends and the services and products these sectors provide.
The yield curve has steepened and we believe it will continue to do so. For that reason, we are more cautious when extending out the curve for new purchases. Whenever possible, we will shorten the maturity of our purchases to reduce the Fund’s susceptibility to underperformance.
Municipal issuance remains on record pace year-to-date. However, supply levels could weaken for the remainder of the year as the reoccurring liquidity crisis in our market and increasing absolute rates discourage further issuance and refunding activity.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Airport Revenues	2.3%
General Obligations	10.2
Health Care/Services	25.1
Higher Education (Univ., Dorms, etc.)	8.4
Housing (HFA’s, etc.)	3.2
Industrial	4.9
Miscellaneous	13.6
Pollution Control	2.4
Prerefunded	0.4
Public Facilities	1.0
Refunded With U.S. Government Securities	6.4
Special Tax Assessment	11.4
Tax Allocation	4.1
Utilities — Electric	1.1
Utilities — Water and Sewer	1.5
Short-Term Investments	3.0
Other Assets and Liabilities	1.0

Total	100.0%

Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	14.5%
AA	14.0
A	20.9
BBB	15.4
BB	2.2
B	1.2
CCC	2.7
Not Rated	29.1

Total	100.0%

Distribution by State
as of October 31, 2007

Percentage of
State	Net Assets

Alabama	1.1%
Alaska	0.5
Arizona	2.7
California	6.1
Colorado	6.3
Connecticut	0.5
Florida	10.9
Georgia	2.4
Illinois	7.3
Indiana	2.7
Iowa	0.5
Kansas	0.9
Kentucky	0.1
Louisiana	1.9
Maryland	0.6
Massachusetts	0.6
Michigan	5.1
Minnesota	2.4
Mississippi	0.2
Missouri	1.7
Montana	0.3
Nevada	2.5
New Hampshire	0.4
New Jersey	1.6
New Mexico	1.1
New York	5.8
North Carolina	3.2
Ohio	4.7
Oklahoma	0.7
Other U.S. Territories	0.4
Pennsylvania	1.7
Rhode Island	3.5
South Carolina	2.1
Tennessee	0.3
Texas	6.1
Vermont	0.3
Virginia	3.6
Washington	3.0
Wisconsin	0.2
Short-Term Investments	3.0
Other Assets and Liabilities	1.0

Total	100.0%

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers New York Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.
You cannot invest directly in an index.
Investment objective – Seeks to provide current income exempt from federal, New York State and New York City income tax.
Average Annual Total Returns(2)(as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free New York A#	10/31/02	0.65%	4.38%	4.38%
Tax-Free New York A##	10/31/02	-3.88%	3.43%	3.43%
Tax-Free New York B#	10/31/02	-0.10%	3.62%	3.62%
Tax-Free New York B##	10/31/02	-4.92%	3.27%	3.27%
Tax-Free New York C#	10/31/02	-0.09%	3.63%	3.63%
Tax-Free New York C##	10/31/02	-1.05%	3.63%	3.63%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free New York Fund gained 0.65%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers New York Municipal Bond Index, which returned 3.09%, and the 1.88% average return of the Lipper New York Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the year, the municipal market and the Fund experienced two distinct periods of performance. During the first half of the year rates remained relatively stable and low, and credit fundamentals were best described as benign. Demand remained strong even in the face of robust issuance, which was up more than 40% nationally compared to last year. In this market environment, the Fund’s greater overall duration (i.e. sensitivity to changes in interest rates), longer yield curve positioning and exposure to non-investment grade bonds resulted in positive performance and better relative (i.e. performance of the Fund as measured against the benchmark) returns. Good security selection and our significant exposure to health care, education and tobacco bonds contributed to positive performance.
Market conditions adjusted dramatically in the second half of the year. Interest rate movements became more volatile, and the credit dynamic quickly deteriorated to a “flight to quality” on the back of the faltering national housing market. The municipal curve steepened as long maturity bonds underperformed shorter maturities. The Fund’s performance lagged during this period of re-pricing of risk. The Fund holds a greater exposure to lower quality assets such as high yield tobacco, industrial revenue, health care and education bonds; spread widening (i.e. short and long term interest rates moving farther apart) was greatest in these riskier sectors, significantly hurting relative returns. Additionally, the Fund is more sensitive to rate volatility given its long duration, long credit risk and positioning long on the curve (bonds with maturities 25 years and longer); this too significantly hurt relative returns later in the year, offsetting some of the earlier gains.
On a positive note, positions in higher quality state and local general obligation, insured, and pre-refunded bonds (28% of the Fund’s assets) helped performance during the second half of the year.
What is your outlook?
The State of New York economy remains relatively stable, anchored by a healthy New York City. In recent years, both the City and State have generated sizeable surpluses and amassed large “rainy” day funds to help weather the negative affects of the housing slowdown and potential declines in Wall Street profits, though New York’s economic position and revenue base is highly susceptible to the current turbulence in the financial services industry.

We have a constructive approach to the municipal market given its attractive pricing relative to alternative fixed-income products. Investment grade municipal bonds are “cheap” when compared on an after-tax basis to taxable fixed-income assets. Credit spreads, while currently volatile, appear to be more broadly driven by technical than fundamental factors. This being the case, we remain constructive on credit, although we are now relying more than ever on our in-house proprietary credit analysis to make informed credit decisions. We remain selective when increasing our exposure to non-investment grade bonds. This is especially true for industrial revenue bonds (corporate-backed) including airlines.
We recently increased the Fund’s exposure to high yield bonds and as a result, the average rating for the Fund dropped to ‘A3.’ We do not expect the Fund’s rating will drop below its current level as credit performance meets our expectations. We believe we are being appropriately compensated when purchasing high yield opportunities and look to take advantage of this period to increase the Fund’s yield. We expect to increase Fund exposure to the tobacco sector during the next fiscal year and we continue to favor health care and education bonds because of the positive demographic trends and the services and products these sectors provide.
The yield curve has steepened and we believe it will continue to do so. For that reason, we are more cautious when extending out the curve for new purchases. Whenever possible we will shorten the maturity of our purchases to reduce the Fund’s susceptibility to underperformance.
Municipal issuance remains on record pace year-to-date nationally, though it is at a somewhat lower pace within the State of New York. However, supply levels could weaken for the remainder of the year as the reoccurring liquidity crisis in our market and increasing absolute rates discourage further issuance and refunding activity.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	20.6%
AA	22.9
A	16.1
BBB	26.6
BB	2.4
B	2.0
Not Rated	9.4

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

General Obligations	3.1%
Health Care/Services	16.5
Higher Education (Univ., Dorms, etc.)	22.9
Industrial	10.2
Miscellaneous	14.4
Pollution Control	0.9
Prerefunded	9.7
Public Facilities	7.3
Tax Allocation	3.0
Transportation	3.0
Utilities — Electric	1.6
Utilities — Water and Sewer	3.0
Short-Term Investments	2.8
Other Assets and Liabilities	1.6

Total	100.0%

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks a competitive total return, with income as a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Total Return Bond A#	7/22/96	4.11%	4.71%	5.44%	6.10%
Total Return Bond A##	7/22/96	-0.57%	3.75%	4.96%	5.67%
Total Return Bond B#	7/22/96	3.36%	3.96%	NA *	NA *
Total Return Bond B##	7/22/96	-1.61%	3.63%	NA *	NA *
Total Return Bond C#	7/22/96	3.33%	4.04%	4.75%	5.38%
Total Return Bond C##	7/22/96	2.33%	4.04%	4.75%	5.38%
Total Return Bond I#	7/22/96	4.42%	4.80%	5.49%	6.14%
Total Return Bond R3#	7/22/96	3.90%	5.07%	5.86%	6.54%
Total Return Bond R4#	7/22/96	4.22%	5.14%	5.90%	6.56%
Total Return Bond R5#	7/22/96	4.29%	5.15%	5.90%	6.57%
Total Return Bond Y#	7/22/96	4.46%	5.19%	5.92%	6.59%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Total Return Bond Fund gained 4.11%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index which gained 5.38%, and the 4.08% average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund benefited by being positioned for a steeper yield curve during the year; Treasuries rallied as interest rates declined across most maturities and the yield curve steepened with spreads between two- and ten-year Treasury yields increasing by 62 basis points. Having left the federal funds rate unchanged at 5.25% since June 29, 2006, the Federal Open Market Committee (“the Fed”) cut the rate on
September 18, 2007 by 50 basis points then again on October 31, 2007 by 25 basis points to end the period at a rate of 4.50%.
A marked increase in volatility coupled with a liquidity crisis drove a flight to quality in the credit market. The U.S. Treasury sector outperformed all other U.S. investment grade asset classes for the year ended October 31, 2007. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to Treasuries in favor of overweights (i.e. the Fund’s sector position was greater than the benchmark position) to the commercial mortgaged-backed security (“CMBS”) and asset backed sectors (“ABS”) led to underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the index. The performance of those sectors suffered as swap spreads (i.e. the difference between the negotiated and fixed rate of a swap contract) widened and sub-prime concerns impacted pricing across all credit qualities.

Exposure to foreign currencies, in particular to the Euro, Australian Dollar and Yen contributed positively to the performance of the Fund as the U.S. dollar weakened. Out-of-benchmark exposures to U.S. high yield corporate bonds and bank loans as well as emerging market securities benefited the Fund as those sectors outperformed the Lehman Brothers U.S. Aggregate Bond Index. The Emerging Markets sector in particular provided solid returns as fundamentals remained solid.
Security selection in investment grade corporate bonds was negative mainly due to an overweight to the Finance sector which experienced turmoil as losses mounted due to rising default rates from sub-prime borrowers. A small exposure to home equity fixed and floating rate bonds also detracted from performance.
What is your outlook?
The market is currently pricing in a cut in the Federal Funds Rate of 50 basis points by the spring of next year. Our view is that interest rates are slightly ahead of themselves and are reflecting a decline in economic readings. Recession is not priced into the market, nor is a strong recovery; we do not think, however, that either of these scenarios is likely. Thus, with the Treasury market fully priced and with our view of the markets, we do not currently advocate a long duration (i.e. sensitivity to changes in interest rates) position. However, there are reasons the market could see a continued flight to quality, so a short position is not advocated either. Thus, we recommend a neutral duration position with a bias towards a steeper yield curve.
Our business cycle analysis suggests that risky sectors typically outperform at the beginning of a Fed easing cycle. Spreads have widened (i.e. short and long term interest rates moving farther apart) in below investment grade corporates and, although defaults have begun to tick up, they still remain well below the historical 5% default rate. The market also seems to be doing a better job at discriminating between good and bad credits, and this provides opportunities to add to high yield, but investments in this sector will be very issuer specific. Agency mortgage pass-throughs and ABS also offer good return opportunities as spreads have widened due to supply and demand dynamics. Finally, we expect continued dollar weakening versus both major and emerging markets currencies. We are retaining a foreign bond bias in short maturities on an unhedged basis, though we have scaled back foreign currency exposure.
We continue to believe the economy will avoid a recession. Income-oriented funds will do well to retain an aggressive bias in the coming few months.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	56.8%
AA	5.1
A	9.9
BBB	12.2
BB	9.0
B	4.6
CCC	1.0
Not Rated	1.3

Total	100.0%

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	2.2%
Capital Goods	0.7
Consumer Cyclical	2.3
Consumer Staples	0.8
Energy	1.8
Finance	29.7
Foreign Governments	2.1
General Obligations	0.1
Health Care	1.7
Services	4.5
Technology	5.5
Transportation	0.7
U.S. Government Agencies	35.9
U.S. Government Securities	1.3
Utilities	2.2
Short-Term Investments	23.7
Other Assets and Liabilities	(15.2)

Total	100.0%

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

U.S. Gov’t Sec. A#	2/28/73	3.00%	2.73%	4.83%	7.32%
U.S. Gov’t Sec. A##	2/28/73	-1.63%	1.79%	4.35%	7.18%
U.S. Gov’t Sec. B#	11/14/94	2.38%	2.00%	NA *	NA *
U.S. Gov’t Sec. B##	11/14/94	-2.53%	1.66%	NA *	NA *
U.S. Gov’t Sec. C#	11/14/94	2.35%	1.99%	3.96%	4.89%
U.S. Gov’t Sec. C##	11/14/94	1.37%	1.99%	3.96%	4.89%
U.S. Gov’t Sec. L#	11/14/94	3.08%	2.84%	4.77%	5.70%
U.S. Gov’t Sec. L##	11/14/94	-1.56%	1.90%	4.29%	5.33%
U.S. Gov’t Sec. Y#	2/19/02	3.72%	3.09%	NA	4.00%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. Classes E, M and N are no longer offered.

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Christopher Hanlon	Russell M. Regenauer
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford U.S. Government Securities Fund gained 3.00%, before sales charge, for the twelve-month period ended October 31, 2007, versus its benchmark, the Lehman Brothers U. S. Government Bond Index, which returned 5.86%, and the 4.47% average return of the Lipper General U.S. Government Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The last five months of the fiscal reporting year was a particularly challenging period for the capital markets. Soaring delinquencies in the sub-prime mortgage market and a broad re-pricing of risk caused credit spreads in many sectors to widen dramatically. As a result, most spread markets underperformed Treasury securities. Given this environment and the Fund’s long-term focus of seeking to outperform the Lehman Brothers U.S. Government Index over the course of an interest rate cycle by capturing greater yield, it is not surprising to see the underperformance for the period.
The Fund performed very well over the first seven months of the fiscal year, from November 2006 through May 2007. In early June, long rates broke higher out of their three-year range on concerns the economy was growing faster than expected. As the month progressed, however, the condition of the housing market proved to be worse than expected and rates began to come back down. Federal Reserve Chairman Bernanke commented at the time, “The slowdown in residential construction now appears likely to remain a drag on economic growth for somewhat longer than previously expected”.
Near the end of June, two Bear Stearns managed funds, which owned predominately sub-prime paper, were announced to be close to insolvency. A broad re-pricing of risk ensued as investors questioned the creditworthiness of their holdings. This resulted in selling, which led to prices being marked down as the dealer community became less willing to add paper. Leveraged investors saw the value of their assets decline, resulting in forced selling to meet margin calls. Many of the securities sold were not credit sensitive assets, for which bids had fallen substantially, but were liquid AAA assets for which bids were readily available. This cycle continued through the summer, but as the Federal Open Market Committee (the “Fed”) began easing monetary policy in an effort to help restore liquidity and stability, the market began to improve.
The Fund’s sector allocation was a detractor from performance for the reporting period. The Fund’s largest out-of-benchmark allocation (61% as of October 31, 2007) was to high-grade, U.S. agency backed mortgage securities, which detracted 19 basis points from relative (i.e. performance of the Fund as measured against the benchmark) performance for the fiscal year. We believe these securities are wider in spread than fundamentally warranted because through the period in which capital markets were seizing up in the summer, they were one of the few securities that were still liquid and could be sold, which drove their prices lower. As the markets reach a new equilibrium and the credit issues work themselves out, we expect the securities to outperform the broader market.
The Fund also holds a relatively small percentage of sub-prime and other asset-backed securities (9% of assets as of October 31, 2007). These securities detracted 103 basis points from the Fund’s relative performance for the period. Although the markets expect heavy losses in this sector, the majority of the Fund’s holdings are rated AAA, and we remain confident in our credit underwriting of these securities.
Yield curve positioning was a positive contributor to performance. We positioned the Fund for a steepening yield curve, which materialized as Fed rate cuts in the latter months of the period pushed yields lower on the short end of the curve. Security selection, primarily in agency debt securities, modestly enhanced performance as well. Conversely, the Fund’s duration (i.e. sensitivity to changes in interest rates) positioning (a measure of interest-rate risk) detracted from returns.
What is your outlook?
We expect the markets will remain in a spread widening environment over the coming weeks and months. In many sectors however, we believe a majority of the widening has already occurred. We expect volatility to remain high, which will afford more opportunities to rotate between sectors. With sub-prime and structured investment vehicle (“SIV”) problems still unresolved, the market’s expectations of a recession have grown. However, while our economic outlook is for weaker growth, we believe the Fed will be vigilant on easing the dislocations in the markets and keeping the economy out of recession. We expect a continued steepening of the yield curve as Fed easing and a weaker dollar add to inflationary concerns. Concerns over foreign investors divesting away from dollar-based assets will also keep pressure on longer rates to head higher. We will maintain the high quality focus of the Fund and also look to add Treasury Inflation Protected Securities (“TIPS”) over the coming year.
Distribution by Credit Quality
as of October 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	97.3%
AA	0.1
A	1.7
BBB	0.9

Total	100.0%

Composition by Sector
as of October 31, 2007

Percentage of
Sector	Net Assets

Asset & Commercial Mortgage Backed Securities	11.8%
Corporate Bonds: Investment Grades	0.2
U.S. Government Agencies	77.2
U.S. Government Securities	5.8
Short-Term Investments	10.1
Other Assets and Liabilities	(5.1)

Total	100.0%

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term total return.
Average Annual Total Returns(2,3) (as of 10/31/07)

	Inception	1	5	Since
	Date	Year	Year	Inception

Value A#	4/30/01	16.61%	15.27%	7.00%
Value A##	4/30/01	10.19%	13.97%	6.07%
Value B#	4/30/01	15.63%	14.40%	6.21%
Value B##	4/30/01	10.63%	14.17%	6.21%
Value C#	4/30/01	15.63%	14.40%	6.21%
Value C##	4/30/01	14.63%	14.40%	6.21%
Value I#	4/30/01	16.77%	15.30%	7.02%
Value R3#	4/30/01	16.32%	15.49%	7.27%
Value R4#	4/30/01	16.57%	15.54%	7.30%
Value R5#	4/30/01	16.90%	15.60%	7.35%
Value Y#	4/30/01	17.07%	15.64%	7.37%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Manager
John R. Ryan, CFA	Karen H. Grimes, CFA	W.Michael Reckmeyer,III,CFA
Senior Vice President, Managing Partner	Vice President	Vice President
Ian Link, CFA
Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Fund returned 16.61%, before sales charge, for the twelve-month period ended October 31, 2007 outperforming its benchmark, the Russell 1000 Value Index, which returned 10.83% for the same period. The Fund outperformed the 12.31% return of the average fund in the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, U.S. equities posted strong returns supporting the Fund’s positive absolute (i.e. performance of the Fund as measured against the benchmark) return. Within the Fund’s Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Energy, Materials, Industrials and Utilities posted the largest returns, while Financials lagged. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 small cap index returned 9.27%; compared to the S&P 500 large cap index return of 14.58% and the S&P Mid Cap 400 Index return of 17.02%.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was strong stock selection, particularly within Information Technology, Financials and Health Care. In addition, while the Fund’s investment strategy is driven by bottom-up fundamental research, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Industrials were additive.
The top three relative contributors to performance were Agrium (Materials), Nokia (Information Technology), and Deere (Industrials). In addition, ExxonMobil (Energy) and AT&T (Telecommunication Services) were the top two contributors on an absolute basis.
Agrium, a fertilizer company, benefited from the supply and demand imbalance associated with higher crop prices. Cell phone designer and manufacture Nokia’s shares rose following the introduction of several successful new handset models and an aggressive cost control program that has helped the company’s bottom-line. Agricultural-equipment maker Deere’s stock price benefited from higher demand for ethanol. ExxonMobil continued to benefit from the rally in crude oil prices and the widening in U.S. refining margins over the last year. AT&T benefited from the much anticipated merger of the company with BellSouth. We held all of these stocks at the end of the period.
The top three relative detractors from performance were Motorola (Information Technology), Chevron (Energy) and Allstate (Financials). In addition, Financials stocks Bank of America and Wachovia were among the top absolute detractors. Shares of mobile phone manufacturer Motorola declined as the company reported disappointing revenues and margins as competition increased for its RAZR handset. The Fund’s underweight position in Chevron, an integrated oil and refining company with exposure to North American natural gas, detracted as the company continued to benefit from record high oil prices and a bullish outlook by Wall Street analysts on oil and refining margins. U.S. insurer Allstate’s shares fell from weaker than expected quarter and concerns over its sub-prime exposure. Shares of Bank of America and Wachovia also fell due to Wall Street analysts’ concerns about their exposures to sub-prime mortgages, as the market for these bonds continues to fall. We eliminated our position in Motorola during the period and held positions in the other four companies.
What is the outlook?
Global credit conditions have deteriorated sharply. U.S. GDP growth is now expected to decelerate in the upcoming year to about 1% as tightening credit conditions may deepen the housing slump. Consequently, we believe U.S. consumer spending will weaken. The outlook for global growth will moderate to about 3% with Asia and Emerging Markets providing strong support. Domestic corporate profits are stressed but largely offset by strong international gains. The Federal Open Market Committee has responded to the liquidity crisis by cutting interest rates and should react to any further deterioration.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Information Technology and Consumer Staples and most underweight Financials, Consumer Discretionary and Industrials.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	5.2%
Capital Goods	2.7
Consumer Cyclical	8.7
Consumer Staples	5.8
Energy	14.8
Finance	24.9
Health Care	6.6
Services	2.4
Technology	18.3
Transportation	2.3
Utilities	6.4
Short-Term Investments	3.1
Other Assets and Liabilities	(1.2)

Total	100.0%

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 10/31/97 — 10/31/07
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(1,3) (as of 10/31/07)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Value Opp A#	1/02/96	9.73%	17.42%	8.88%	10.61%
Value Opp A##	1/02/96	3.69%	16.10%	8.26%	10.08%
Value Opp B#	1/02/96	8.90%	16.60%	NA *	NA *
Value Opp B##	1/02/96	3.95%	16.38%	NA *	NA *
Value Opp C#	1/02/96	8.91%	16.57%	8.08%	9.80%
Value Opp C##	1/02/96	7.92%	16.57%	8.08%	9.80%
Value Opp I#	2/19/02	10.08%	17.51%	NA	10.53%
Value Opp L#	1/02/96	9.92%	17.53%	8.93%	10.65%
Value Opp L##	1/02/96	4.70%	16.39%	8.40%	10.20%
Value Opp R3#	2/19/02	9.30%	17.58%	NA	10.31%
Value Opp R4#	2/19/02	9.59%	17.64%	NA	10.36%
Value Opp R5#	2/19/02	9.89%	17.71%	NA	10.42%
Value Opp Y#	2/19/02	10.30%	17.80%	NA	10.49%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Opportunities Fund returned 9.73%, before sales charge, for the twelve-month period ended October 31, 2007, underperforming its benchmark, the Russell 3000 Value Index, which returned 10.06% for the same period. The Fund underperformed the 11.39% return of the average fund in the Lipper Multi Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
During the twelve-month period ended October 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective April 1, 2007.
Why did the Fund perform this way?
Over the past year, U.S. equities posted strong returns supporting the Fund’s positive absolute (i.e. performance of the Fund as measured against the benchmark) return. During the period, value stocks (+10.1%) underperformed growth stocks (+19.0%), as measured by the Russell 3000 Value Index and Russell 3000 Growth Index. Mid cap stocks (+17.0%) outperformed both large (+14.6%) and small cap (+9.3%) stocks, as measured by the S&P MidCap 400 Index, S&P 500 Index and Russell 2000 Index, respectively. Within the Fund’s Russell 3000 Value Index benchmark, nine out of ten sectors posted positive returns. Energy, Materials, Industrials and Telecommunication Services posted the largest returns, while Financials lagged.

Stock selection, the primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, was particularly strong in the Information Technology and Materials sectors but weak in Consumer Discretionary and Telecommunication Services. Sector allocation, a result of our bottom-up stock selection, contributed slightly to relative performance, primarily due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) in the lagging Financials sector.
The top three contributors to both absolute and benchmark-relative returns were Owens-Illinois (Materials), Goodrich (Industrials) and Cisco Systems (Information Technology). Packaging products-maker Owens-Illinois benefited from the sale of its plastics business to Rexam PLC and from improvements in its core glass business. Shares of Goodrich, a supplier to the aerospace and defense industries, climbed due to the aftermarket demand for replacement parts in the company’s product line resulting from strength in the current air-travel environment. Hardware maker Cisco’s shares benefited from the global transformation of networks into unified IP-based broadband platforms capable of handling voice, data and video content. We held all three stocks at the end of the period.
The Fund suffered a few stock disappointments during the period which led to its slight underperformance relative to the benchmark. In particular, stock selection was weak within Consumer Discretionary, Telecommunication Services and Financials. While the Fund’s strategy is driven primarily from bottom-up stock selection, our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary and underweight positions in Utilities, Energy and Telecommunication Services also detracted from performance.
The three largest detractors from absolute and relative performance were Comcast (Consumer Discretionary), E*Trade (Financials) and Circuit City (Consumer Discretionary). Cable operator Comcast’s shares fell as the investment community focused more on the threat of competition in video from the Regional Bells than on the company’s opportunities in triple-play services (cable, internet and telephone) and the small business market. E*Trade’s stock price declined in response to a difficult credit market that led to write downs in the company’s securities portfolio. Circuit City’s stock was impacted by the lingering effects of its labor management initiatives implemented earlier in the year, and worries about consumer spending heading into the holiday season. We retained onto our positions in these stocks at the end of the period.
What is the outlook?
The market has moved into a period of increased volatility, as investors swing daily between feelings of trepidation over the housing sector, mortgage finance, and a looming credit crunch, and feelings of optimism that booming emerging economies and Federal Reserve rate cuts will stimulate domestic demand and drive future corporate profits. While stock prices in many sectors have weakened in the last few months, we believe that the housing market’s excesses will take some time to resolve, and thus have been cautious in our approach to adding new holdings. Overall we expect slower earnings growth for the equity market as a whole.
In the current environment, the market has been focused on earnings momentum and the safety of earnings estimates, and has been less concerned with valuation metrics. These conditions have created performance headwinds for strategies, such as ours, targeting longer-term value, but also has produced interesting opportunities for future upside. As of the end of the period, the Fund was most overweight Information Technology, Consumer Discretionary and Health Care, relative to the benchmark. The Fund was most underweight Financials, which still appear to offer outsized risk relative to their return potential, and Utilities and Telecommunication Services, which seem expensive in comparison with their growth prospects.
Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	10.4%
Capital Goods	4.0
Consumer Cyclical	5.6
Consumer Staples	5.5
Energy	8.4
Finance	26.0
Health Care	8.2
Services	9.1
Technology	16.4
Transportation	3.9
Short-Term Investments	10.2
Other Assets and Liabilities	(7.7)

Total	100.0%

The Hartford Advisers Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 65.1%
	Basic Materials — 2.0%
235	Alcoa, Inc.	$9,315
169	Cameco Corp.	8,280
86	Freeport McMoRan Copper & Gold, Inc. (U)	10,062
384	Mitsubishi Rayon Co., Ltd. (A)	2,179
199	Uranium One, Inc. (D)	2,206

		32,042

	Consumer Cyclical — 2.8%
2,225	Buck Holdings L.P. (A)(D)(H)	2,002
321	Kohl’s Corp. (D)	17,629
605	Lowe’s Cos., Inc.	16,261
191	Supervalu, Inc.	7,409

		43,301

	Consumer Staples — 4.1%
39	Bunge Ltd. Finance Corp.	4,527
2	Japan Tobacco, Inc. (A)	9,256
254	PepsiCo, Inc.	18,695
454	Procter & Gamble Co.	31,527
31	Tyson Foods, Inc. Class A	490

		64,495

	Energy — 5.8%
150	Chesapeake Energy Corp.	5,922
73	ConocoPhillips Holding Co.	6,202
141	EnCana Corp.	9,800
247	Exxon Mobil Corp.	22,712
214	Halliburton Co.	8,450
350	OAO Gazprom ADR (G)	17,437
288	Occidental Petroleum Corp.	19,873

		90,396

	Finance — 14.5%
342	American International Group, Inc.	21,605
454	Bank of America Corp.	21,932
245	Capital One Financial Corp.	16,089
413	Citigroup, Inc.	17,297
233	Commerce Bancorp, Inc.	9,503
180	Countrywide Financial Corp.	2,796
613	Discover Financial Services	11,829
418	E*Trade Financial Corp. (D)(G)	4,661
78	Goldman Sachs Group, Inc.	19,214
217	ING Groep N.V. ADR	9,772
1,115	Invesco plc (A)	17,073
152	Merrill Lynch & Co., Inc.	10,055
179	State Street Corp.	14,263
354	UBS AG	19,019
392	UnitedHealth Group, Inc.	19,267
562	Western Union Co.	12,393

		226,768

	Health Care — 10.5%
183	Amgen, Inc. (D)	10,615
111	Astellas Pharma, Inc. (A)	4,923
103	AstraZeneca plc (A)	5,081
188	Daiichi Sankyo Co., Ltd. (A)	5,349
116	Eisai Co., Ltd. (A)	4,866
675	Elan Corp. plc ADR (D)	16,056
279	Eli Lilly & Co.	15,124
132	Genentech, Inc. (D)	9,807
314	Medtronic, Inc.	14,901
249	Sanofi-Aventis S.A. ADR	10,963
568	Schering-Plough Corp.	17,329
	Health Care — (continued)
543	Shionogi & Co., Ltd. (A)	9,254
88	UCB S.A. (A)	5,186
132	Vertex Pharmaceuticals, Inc. (D)	4,259
339	Walgreen Co.	13,457
358	Wyeth	17,395

		164,565

	Services — 6.4%
975	Comcast Corp. Class A (D)(G)	20,532
128	Monster Worldwide, Inc. (D)	5,211
1,033	Time Warner, Inc.	18,853
310	United Parcel Service, Inc. Class B	23,281
220	Viacom, Inc. Class B (D)	9,069
351	Waste Management, Inc.	12,755
749	XM Satellite Radio Holdings, Inc. Class A (D)(G)	9,947

		99,648

	Technology — 18.5%
106	Apple, Inc. (D)	20,135
490	Applied Materials, Inc.	9,514
401	AT&T, Inc.	16,771
808	Cisco Systems, Inc. (D)	26,726
306	Corning, Inc.	7,424
111	Electronic Arts, Inc. (D)	6,766
706	Flextronics International Ltd. (D)	8,690
1,230	General Electric Co. #	50,614
41	Google, Inc. (D)	29,270
857	Intel Corp.	23,061
145	KLA-Tencor Corp.	7,624
471	Maxim Integrated Products, Inc.	12,775
211	MetroPCS Communications, Inc. (D)	4,745
435	Motorola, Inc.	8,172
418	Network Appliance, Inc. (D)(G)	13,166
133	Qualcomm, Inc.	5,674
847	Sprint Nextel Corp.	14,490
173	Texas Instruments, Inc.	5,653
131	Whirlpool Corp.	10,373
236	Yahoo!, Inc. (D)(G)	7,352

		288,995

	Utilities — 0.5%
37	E.On AG (A)	7,202

	Total common stock (cost $946,680)	$1,017,412

PREFERRED STOCK — 0.4%
	Finance — 0.4%
192	Banco Itau Holding	$5,450

	Total preferred stock (cost $4,217)	$5,450

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 6.4%
	Finance — 6.4%
	Advanta Business Card Master Trust
$5,000	5.30%, 05/21/2012	$5,043
	Banc of America Commercial Mortgage, Inc.
1,380	5.35%, 09/10/2047 (L)	1,354
1,360	5.45%, 01/15/2049	1,338

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	Bear Stearns Commercial Mortgage Securities, Inc.
$1,755	5.30%, 10/12/2042 (L)	$1,716
1,300	5.54%, 10/12/2041	1,293
730	5.63%, 04/12/2038 (L)	731
	Citibank Credit Card Issuance Trust
2,985	5.65%, 09/20/2019	3,007
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,750	5.40%, 07/15/2044 (L)	2,705
	Commercial Mortgage Pass-Through Certificates
2,750	5.12%, 06/10/2044	2,668
	Connecticut RRB Special Purpose Trust CL&P
10,000	6.21%, 12/30/2011	10,344
	Countrywide Home Loans, Inc.
719	5.26%, 11/25/2035 (L)	718
	Credit Suisse Mortgage Capital Certificates
1,505	5.47%, 09/15/2039	1,486
2,730	5.61%, 02/15/2039 (L)	2,722
	Goldman Sachs Mortgage Securities Corp. II
3,000	4.75%, 07/10/2039	2,845
	Greenwich Capital Commercial Funding Corp.
2,750	5.22%, 04/10/2037 (L)	2,691
1,205	5.44%, 03/10/2039 (L)	1,186
	GSR Mortgage Loan Trust
1,425	5.80%, 05/25/2047 (L)	1,429
	Household Automotive Trust
1,850	5.28%, 09/17/2011	1,857
	JP Morgan Chase Commercial Mortgage Security Corp.
1,895	5.34%, 12/15/2044 (L)	1,859
3,000	5.44%, 06/12/2047 (L)	2,948
3,050	5.48%, 12/12/2044 (L)	3,026
1,300	6.07%, 04/15/2045 (L)	1,329
	Marriott Vacation Club Owner Trust
384	5.36%, 10/20/2028 (I)	386
	Merrill Lynch Mortgage Trust
2,750	5.05%, 07/12/2038	2,656
	Morgan Stanley Capital I
2,875	5.23%, 09/15/2042	2,808
1,330	5.45%, 02/12/2044 (L)	1,308
1,300	5.98%, 08/12/2041 (L)	1,326
	Morgan Stanley Capital Investments
600	5.51%, 11/12/2049 (L)	594
	Nissan Automotive Lease Trust
5,000	5.10%, 07/16/2012	5,027
	Peco Energy Transition Trust
6,413	6.13%, 03/01/2009	6,459
	PSE&G Transition Funding LLC
10,000	6.61%, 06/15/2015	10,554
	Residential Accredit Loans, Inc.
1,871	5.26%, 02/25/2035 (L)	1,873
	Sequoia Mortgage Trust
2,211	5.82%, 02/20/2047 (L)	2,220
	Susquehanna Automotive Lease Trust
2,575	5.21%, 03/16/2009 (I)	2,572
	Wachovia Bank Commercial Mortgage Trust
3,000	5.12%, 07/15/2042	2,911
	Finance — (continued)
	Wells Fargo Mortgage Backed Securities Trust
1,766	4.55%, 03/25/2035 (L)	1,750
2,425	5.53%, 04/25/2036 (L)	2,438
1,165	6.02%, 09/25/2036 (L)	1,178

	Total asset & commercial mortgage backed securities (cost $100,932)	$100,355

CORPORATE BONDS: INVESTMENT GRADE — 13.7%
	Capital Goods — 0.1%
	Pitney Bowes, Inc.
$960	5.75%, 09/15/2017	$973
	Xerox Corp.
1,000	5.50%, 05/15/2012	1,000

		1,973

	Consumer Cyclical — 0.7%
	DaimlerChrysler NA Holdings Corp.
1,000	5.88%, 03/15/2011	1,021
1,975	6.50%, 11/15/2013	2,075
1,000	8.50%, 01/18/2031	1,270
	Federated Retail Holdings, Inc.
714	5.90%, 12/01/2016	682
	Lowe’s Co., Inc.
1,295	6.65%, 09/15/2037	1,331
	Target Corp.
2,000	5.88%, 11/01/2008	2,021
	Wal-Mart Stores, Inc.
3,000	6.88%, 08/10/2009	3,107

		11,507

	Consumer Staples — 1.2%
	Cargill, Inc.
1,215	5.60%, 09/15/2012 (I)	1,227
	Coca-Cola Enterprises, Inc.
4,000	5.75%, 11/01/2008	4,034
	Colgate-Palmolive Co.
2,000	5.58%, 11/06/2008	2,013
	Diageo Capital plc
2,025	4.38%, 05/03/2010	2,003
	Kraft Foods, Inc.
2,325	6.25%, 06/01/2012	2,412
	PepsiAmericas, Inc.
3,000	6.38%, 05/01/2009	3,073
	Procter & Gamble Co.
3,045	9.36%, 01/01/2021	3,799
	Weyerhaeuser Co.
800	7.38%, 03/15/2032	805

		19,366

	Energy — 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,188
	National Fuel Gas Co.
4,000	6.00%, 03/01/2009	4,044
	Weatherford International Ltd.
2,000	5.95%, 06/15/2012 (I)	2,039

		7,271

	Finance — 6.7%
	Ace INA Holdings, Inc.
3,675	5.88%, 06/15/2014	3,744
	American Express Centurion Bank
2,400	6.00%, 09/13/2017	2,421

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	AXA Financial, Inc.
$3,000	7.00%, 04/01/2028	$3,252
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,914
1,475	5.88%, 02/15/2009	1,485
	BB&T Corp.
1,010	4.90%, 06/30/2017	938
	Berkshire Hathaway Finance Corp.
2,350	4.85%, 01/15/2015	2,277
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	708
1,000	6.00%, 04/01/2016	969
	Capital One Bank
750	6.50%, 06/13/2013	760
	Capital One Capital IV
1,000	6.75%, 02/17/2037	880
	Capital One Financial Corp.
870	5.70%, 09/15/2011	861
	Citigroup, Inc.
750	3.63%, 02/09/2009	739
1,600	6.00%, 10/31/2033	1,541
500	6.50%, 01/18/2011	521
	Credit Suisse First Boston USA, Inc.
1,980	4.88%, 01/15/2015	1,902
	Developers Diversified Realty Corp.
1,500	5.38%, 10/15/2012	1,481
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017 (I)	1,218
	Eaton Vance Corp.
530	6.50%, 10/02/2017	541
	ERAC USA Finance Co.
2,725	7.35%, 06/15/2008 (I)	2,754
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	873
	General Electric Capital Corp.
1,500	6.75%, 03/15/2032	1,674
	Genworth Financial, Inc.
1,500	6.15%, 11/15/2066	1,400
	Goldman Sachs Group, Inc.
2,000	5.30%, 02/14/2012	2,000
1,200	5.63%, 01/15/2017	1,162
1,500	6.45%, 05/01/2036	1,466
	Health Care Property Investors, Inc.
2,035	6.00%, 01/30/2017	1,963
	HSBC Bank USA
2,600	3.88%, 09/15/2009	2,548
	HSBC Finance Corp.
2,000	5.50%, 01/19/2016	1,955
	International Lease Finance Corp.
2,200	5.00%, 09/15/2012	2,154
	International Lease Finance Corp.
1,200	5.63%, 09/15/2010	1,216
	Jackson National Life Insurance Co.
2,000	8.15%, 03/15/2027 (I)	2,396
	John Deere Capital Corp.
1,655	4.88%, 10/15/2010	1,648
	JP Morgan Chase & Co.
2,795	5.13%, 09/15/2014	2,727
	KeyCorp Capital II
250	6.88%, 03/17/2029	255
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,528
	Lehman Brothers Holdings, Inc.
2,000	5.25%, 02/06/2012	1,973
	Finance — (continued)
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 (I)	2,320
	Liberty Property L.P.
260	6.63%, 10/01/2017	261
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	1,898
1,250	6.40%, 08/28/2017	1,261
	Metlife, Inc.
2,000	5.00%, 06/15/2015	1,909
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,551
1,200	5.45%, 01/09/2017	1,161
	National City Corp.
125	6.88%, 05/15/2019	133
	New England Mutual Life Insurance Co.
3,100	7.88%, 02/15/2024 (I)	3,624
	Prologis Trust
1,500	5.63%, 11/15/2016	1,441
	Prudential Financial, Inc.
585	5.80%, 06/15/2012	597
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 (I)	2,077
	Realty Income Corp.
965	6.75%, 08/15/2019	973
	Regions Bank
2,000	6.45%, 06/26/2037	2,042
	Republic New York Capital I
250	7.75%, 11/15/2026	259
	Santander Central Hispano Issuances Ltd.
500	7.63%, 11/03/2009	525
	Simon Property Group L.P.
3,100	6.10%, 05/01/2016	3,114
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,543
	Torchmark Corp.
3,000	8.25%, 08/15/2009	3,167
	Toyota Motor Credit Corp.
1,000	5.50%, 12/15/2008	1,005
	U.S. Bank NA
3,100	4.95%, 10/30/2014	3,053
	UnitedHealth Group, Inc.
1,000	5.00%, 08/15/2014	975
	Wachovia Corp.
3,000	5.63%, 12/15/2008	3,005
	Wells Fargo Bank NA
4,000	6.45%, 02/01/2011	4,153
	Willis North America, Inc.
580	5.63%, 07/15/2015	560
580	6.20%, 03/28/2017	585

		105,036

	Health Care — 0.6%
	Astrazeneca plc
1,200	5.40%, 09/15/2012	1,211
	Becton, Dickinson & Co.
1,250	6.70%, 08/01/2028 (G)#	1,315
	CVS Corp.
1,550	6.13%, 08/15/2016	1,581
	Schering-Plough Corp.
2,000	5.55%, 12/01/2013	2,008
	Wyeth
2,500	6.95%, 03/15/2011	2,647

		8,762

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Services — 0.7%
	COX Communications, Inc.
$2,000	5.45%, 12/15/2014	$1,964
	FedEx Corp.
4,000	3.50%, 04/01/2009	3,906
	Time Warner, Inc.
1,105	5.50%, 11/15/2011	1,108
	Viacom, Inc.
3,040	6.88%, 04/30/2036	3,085
	Wyndham Worldwide
615	6.00%, 12/01/2016	601

		10,664

	Technology — 2.1%
	AT&T, Inc.
2,075	6.80%, 05/15/2036	2,271
	BellSouth Corp.
2,130	6.55%, 06/15/2034	2,224
	Bellsouth Telecommunications
250	7.00%, 12/01/2095	251
	Comcast Cable Communications, Inc.
4,000	6.88%, 06/15/2009	4,102
500	8.50%, 05/01/2027	614
	Deutsche Telekom International Finance B.V.
1,800	8.25%, 06/15/2030	2,243
	General Electric Co.
3,425	5.00%, 02/01/2013	3,398
	Hewlett-Packard Co.
1,250	5.25%, 03/01/2012	1,264
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,496
	SBC Communications
1,830	6.45%, 06/15/2034	1,902
	Siemens Finance
2,900	5.75%, 10/17/2016 (I)	2,922
	Sprint Capital Corp.
670	8.75%, 03/15/2032	764
	Telecom Italia Capital
3,100	5.25%, 10/01/2015	2,987
	Time Warner Cable Inc.
830	5.85%, 05/01/2017	823
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	267
3,850	7.75%, 12/01/2030	4,536

		32,064

	Transportation — 0.2%
	Continental Airlines, Inc.
755	5.98%, 04/19/2022	742
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,711
700	6.15%, 08/01/2022	709

		3,162

	Utilities — 0.9%
	Consolidated Edison Co. of New York
955	5.30%, 12/01/2016	936
	Enel Finance International
805	6.80%, 09/15/2037 (I)	843
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 (I)	1,548
	Kinder Morgan Energy Partners
1,500	6.95%, 01/15/2038	1,572
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,020
	Utilities — (continued)
	Midamerican Energy Holdings Co.
1,500	6.13%, 04/01/2036	1,483
	Northern Border Pipeline Co.
1,150	7.75%, 09/01/2009	1,204
	Northern States Power Co.
2,250	6.20%, 07/01/2037	2,325
	Southern Cal Edison Co.
1,750	5.55%, 01/15/2037	1,649
	Taqa Abu Dhabi National
695	5.88%, 10/27/2016 (I)	682
	Taqa Abu Dhabi National Energy
550	5.62%, 10/25/2012 (I)	549
	TransCanada Pipelines Ltd.
250	6.49%, 01/21/2009	255

		14,066

	Total corporate bonds: investment grade (cost $212,211)	$213,871

MUNICIPAL BONDS — 0.2%
	General Obligations — 0.2%
	Oregon School Boards Association, Taxable Pension
$2,000	4.76%, 06/30/2028	$1,841
	State of Illinois, Taxable Pension
2,050	5.10%, 06/01/2033	1,943

	Total municipal bonds (cost $4,028)	$3,784

U.S. GOVERNMENT AGENCIES — 3.6%
	Federal Home Loan Mortgage Corporation — 0.8%
	Mortgage Backed Securities:
$10,417	6.50%, 2036	$10,670

	Remic — Pac’s:
1,460	2.50%, 2013	1,443

		12,113

	Federal National Mortgage Association — 1.5%
	Mortgage Backed Securities:
121	5.00%, 2036	116
4,407	5.50%, 2036 — 2037	4,344
19,250	6.00%, 2037 (Q)	19,388
383	6.50%, 2036	393

		24,241

	Government National Mortgage Association — 1.3%
	Mortgage Backed Securities:
12,634	5.50%, 2036 — 2037	12,557
2,922	6.00%, 2023 — 2034	2,963
2,115	6.50%, 2026 — 2035	2,184
2,216	7.00%, 2031 — 2033	2,331
496	8.00%, 2029 — 2031	528
34	9.00%, 2023	36

		20,599

	Total U.S. government agencies (cost $56,206)	$56,953

U.S. GOVERNMENT SECURITIES — 7.3%
	Other Direct Federal Obligations — 1.9%
	Federal Financing Corporation:
$3,676	4.40%, 2013 (M)	$2,788
10,000	9.80%, 2018	13,885

		16,673

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT SECURITIES — (continued)
	Other Direct Federal Obligations — (continued)
	Federal Home Loan Bank:
$12,225	4.88%, 2011 (G)		$12,355

			29,028

	U.S. Treasury Securities — 5.4%
	U.S. Treasury Bonds:
8,800	5.38%, 2031 (G)		9,534
5,775	6.25%, 2023 (G)		6,703

			16,237

	U.S. Treasury Notes:
14,300	2.63%, 2009 (G)		14,043
21,725	3.50%, 2010 (G)		21,521
17,350	3.88%, 2010 (G)		17,341
10,200	4.50%, 2017 (G)		10,229
5,000	4.75%, 2012 (G)		5,130

			68,264

			84,501

	Total U.S. government securities (cost $109,739)		$113,529

	Total long-term investments (cost $1,434,013)		$1,511,354

SHORT-TERM INVESTMENTS — 12.5%
	Finance — 0.3%
	Federal Home Loan Bank
$5,000	4.71%, 11/07/2007 (G)(M)		$4,996

	Repurchase Agreements — 1.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $9,291, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $9,476)
9,290	4.94% dated 10/31/2007		9,290

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,378, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $2,426)

2,378	4.94% dated 10/31/2007		2,378

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,378, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $2,426)

2,378	4.94% dated 10/31/2007		2,378
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $11, collateralized by U.S. Treasury Note 2.63%, 2008, value of $11)
11	4.94% dated 10/31/2007		11

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $5,177, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $5,280)

5,176	4.94% dated 10/31/2007		5,176
	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,104, collateralized by FNMA 6.00%, 2036 — 2037, value of $6,226)
6,104	4.94% dated 10/31/2007		6,104
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,586, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,617)
1,585	4.94% dated 10/31/2007		1,585

			26,922

Shares

	Securities Purchased with Proceeds from Security Lending — 10.5%
	Cash Collateral Reinvestment Fund:
154,950	Navigator Prime Portfolio		154,950

Principal
Amount

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
$859	4.59%, 01/25/2008		850

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
2	3.00%, 03/03/2008		2
—	4.94%, 11/14/2007		—

			2

	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
4	3.75%, 08/13/2008		4
13	4.36%, 09/10/2009		14
758	4.41%, 01/25/2008		750
3,726	4.44%, 11/14/2007 — 12/21/2007		3,711
883	4.46%, 11/21/2007		880
738	4.57%, 02/15/2008		728
14	4.75%, 11/26/2007		14

			6,101

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
117	2.38%, 01/15/2027 (O)		121
1,210	3.88%, 04/15/2029 (O)		1,968
	U.S. Treasury Note
12	3.00%, 07/15/2012 (O)		15
49	3.88%, 01/15/2009 (O)		65

			2,169

			164,072

	Total short-term investments (cost $195,990)		$195,990

	Total investments (cost $1,630,003) (C)	109.2%	$1,707,344
	Other assets and liabilities	(9.2)%	(144,141)

	Total net assets	100.0%	$1,563,203

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.71% of total net assets at October 31, 2007.

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $1,634,302 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$122,188
Unrealized Depreciation	(49,146)

Net Unrealized Appreciation	$73,042

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $72,371, which represents 4.63% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $27,157, which represents 1.74% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $19,274.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

06/2007	2,225	Buck Holdings L.P.	$2,227

The aggregate value of these securities at October 31, 2007 was $2,002 which represents 0.13% of total net assets.

(U)	At October 31, 2007, securities valued at $2,196 were designated to cover open call options written as follows (see Note 2b to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Freeport McMoRan Copper & Gold, Inc.	243	$120.00	Nov, 2007	$80	$67

				$80	$67

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$1,528	$1,528	11/05/07	$—
Swiss Franc (Sell)	5,713	5,714	11/05/07	1

				$1

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Allocation Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.7%
EQUITY FUNDS — 60.7%
3,639	The Hartford Capital Appreciation Fund, Class Y		$179,136
2,871	The Hartford Disciplined Equity Fund, Class Y		44,301
3,874	The Hartford Equity Income Fund, Class Y		59,005
1,754	The Hartford Global Growth Fund, Class Y		45,945
1,899	The Hartford International Opportunities Fund, Class Y		42,681
2,179	The Hartford International Small Company Fund, Class Y		39,788
1,238	The Hartford Select MidCap Value Fund, Class Y		15,120
1,743	The Hartford Select SmallCap Value Fund, Class Y		20,565
1,649	The Hartford Small Company Fund, Class Y		42,863
7,239	The Hartford Value Fund, Class Y		101,994

	Total equity funds (cost $483,361)		$591,398

FIXED INCOME FUNDS — 39.0%
5,600	The Hartford Floating Rate Fund, Class Y		$54,766
12,958	The Hartford Income Fund, Class Y		131,133
5,711	The Hartford Inflation Plus Fund, Class Y		61,049
4,815	The Hartford Short Duration Fund, Class Y		47,233
862	The Hartford Strategic Income Fund, Class Y		8,410
7,209	The Hartford Total Return Bond Fund, Class Y		76,706

	Total fixed income funds (cost $384,547)		$379,297

	Total investments in affiliated investment companies (cost $867,908) (C)	99.7%	$970,695
	Other assets and liabilities	0.3%	2,890

	Total net assets	100.0%	$973,585

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $868,266 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$108,062
Unrealized Depreciation	(5,633)

Net Unrealized Appreciation	$102,429

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 44.8%
	Basic Materials — 4.4%
3	Air Products and Chemicals, Inc.	$244
10	Dow Chemical Co.	428
8	E.I. DuPont de Nemours & Co.	376
1	International Paper Co.	26
7	Kimberly-Clark Corp.	475
8	Packaging Corp. of America	239
4	PPG Industries, Inc.	269

		2,057

	Capital Goods — 0.7%
9	Pitney Bowes, Inc.	348

	Consumer Cyclical — 2.0%
10	Altria Group, Inc.	700
4	McDonald’s Corp.	227

		927

	Consumer Staples — 2.7%
8	ConAgra Foods, Inc.	183
3	Diageo plc ADR	248
4	General Mills, Inc.	237
8	Kellogg Co.	427
5	Kraft Foods, Inc.	175

		1,270

	Energy — 7.5%
12	Chevron Corp.	1,071
12	ConocoPhillips Holding Co.	1,037
9	Exxon Mobil Corp.	837
3	Royal Dutch Shell plc	289
4	Total S.A. ADR	322

		3,556

	Finance — 11.6%
3	Allstate Corp.	131
19	Bank of America Corp.	893
5	Bank of New York Mellon Corp.	228
5	Chubb Corp.	267
11	Citigroup, Inc.	452
19	Host Hotels & Resorts, Inc.	421
9	JP Morgan Chase & Co.	414
9	Lloyd’s TSB Group plc ADR	389
9	PNC Financial Services Group, Inc.	642
7	UBS AG	387
20	US Bancorp	673
6	Wachovia Corp.	279
9	Wells Fargo & Co.	306

		5,482

	Health Care — 2.8%
5	Abbott Laboratories	246
10	Bristol-Myers Squibb Co.	285
3	Eli Lilly & Co.	168
4	GlaxoSmithKline plc ADR	179
9	Wyeth	438

		1,316

	Services — 1.0%
7	R.R. Donnelley & Sons Co.	270
5	Waste Management, Inc.	193

		463

	Technology — 7.1%
25	AT&T, Inc.	1,035
11	Chunghwa Telecom Co., Ltd. ADR	212
26	General Electric Co.	1,049
	Technology — (continued)
6	Nokia Corp.	234
18	Verizon Communications, Inc.	825

		3,355

	Utilities — 5.0%
5	American Electric Power Co., Inc.	226
4	Consolidated Edison, Inc.	198
1	Dominion Resources, Inc.	55
1	Entergy Corp.	108
5	Exelon Corp.	406
15	FPL Group, Inc.	1,040
3	SCANA Corp.	122
6	Southern Co.	216

		2,371

	Total common stock (cost $19,630)	$21,145

PREFERRED STOCK — 0.0%
	Finance — 0.0%
—	Ford Motor Co. Capital Trust II (X)	$16

	Total preferred stock (cost $15)	$16

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 3.1%
	Finance — 3.0%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$84
	Bear Stearns Commercial Mortgage Securities, Inc.
100	4.68%, 08/13/2039	96
150	5.20%, 12/11/2038	145
	Carmax Automotive Owner Trust
100	4.34%, 09/15/2010	99
	Chase Commercial Mortgage Securities Corp.
93	6.39%, 11/18/2030	94
	Commercial Mortgage Pass-Through Certificates
100	5.96%, 06/10/2046 (L)	102
	Honda Automotive Receivables Owner Trust
70	5.25%, 08/18/2009	70
	LB-UBS Commercial Mortgage Trust
150	5.35%, 11/15/2038	147
	Long Beach Automotive Receivables Trust
100	5.03%, 01/15/2014	100
	Merrill Lynch Mortgage Trust
100	5.80%, 05/12/2039 (L)	101
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	98
	Nissan Automotive Lease Trust
100	5.10%, 07/16/2012	101
	Peco Energy Transition Trust
75	6.52%, 12/31/2010	78
	PSE&G Transition Funding LLC
100	6.45%, 03/15/2013	103

		1,418

	Health Care — 0.1%
	CVS Lease Pass-Through Trust
20	6.04%, 12/10/2028 (I)	20

	Total asset & commercial mortgage backed securities (cost $1,443)	$1,438

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — 36.8%
	Basic Materials — 1.0%
	Agrium, Inc.
$10	7.13%, 05/23/2036	$11
	Alto Parana S.A.
25	6.38%, 06/09/2017 (I)	26
	Codelco, Inc.
100	4.75%, 10/15/2014	95
	Commercial Metals Co.
70	6.50%, 07/15/2017	73
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	50
	Inco Ltd.
30	7.20%, 09/15/2032	32
45	7.75%, 05/15/2012	49
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Pactiv Corp.
20	5.88%, 07/15/2012	20
	Temple-Inland, Inc.
40	6.38%, 01/15/2016	40
	Vale Overseas Ltd.
5	6.25%, 01/23/2017	5
5	6.88%, 11/21/2036	5
	Yara International ASA
45	5.25%, 12/15/2014 (I)	43

		470

	Capital Goods — 0.7%
	Goodrich Co.
35	6.29%, 07/01/2016	36
	Hutchison Whampoa International Ltd.
100	5.45%, 11/24/2010 (I)	101
	Tyco International Group S.A.
25	6.75%, 02/15/2011	26
	Xerox Corp.
100	5.50%, 05/15/2012	100
60	6.40%, 03/15/2016	62

		325

	Consumer Cyclical — 1.3%
	Altria Group, Inc.
30	7.00%, 11/04/2013	33
	Avnet, Inc.
50	6.63%, 09/15/2016	52
	D.R. Horton, Inc.
20	6.88%, 05/01/2013	19
35	8.00%, 02/01/2009	35
	DaimlerChrysler NA Holdings Corp.
30	5.75%, 05/18/2009	30
80	6.50%, 11/15/2013	84
	Energy Transfer Partners
25	6.63%, 10/15/2036	25
	Kroger Co.
35	6.40%, 08/15/2017	36
	Macys Retails Holdings, Inc.
160	5.88%, 01/15/2013	158
	Pulte Homes, Inc.
70	7.88%, 08/01/2011	67
	Ryland Group, Inc.
15	6.88%, 06/15/2013	15
	Yum! Brands, Inc.
45	6.25%, 03/15/2018	45

		599

	Consumer Staples — 1.5%
	Cargill, Inc.
50	3.63%, 03/04/2009 (I)	49
95	5.60%, 09/15/2012 (I)	96
	Consumer Staples — (continued)
	Cia Brasileira de Bebidas
75	8.75%, 09/15/2013	86
	Coca-Cola Enterprises, Inc.
45	6.70%, 10/15/2036	49
	Kraft Foods, Inc.
75	4.13%, 11/12/2009	74
10	6.25%, 06/01/2012	10
100	6.50%, 08/11/2017	105
	Miller Brewing Co.
20	4.25%, 08/15/2008 (I)	20
	PepsiAmericas, Inc.
35	4.88%, 01/15/2015	34
	SABMiller plc
80	6.20%, 07/01/2011 (I)	82
	Tyson Foods, Inc.
90	6.85%, 04/01/2016	94
	Weyerhaeuser Co.
10	7.38%, 03/15/2032	10

		709

	Energy — 2.0%
	Amerada Hess Corp.
65	7.88%, 10/01/2029	76
	Atmos Energy Corp.
40	6.35%, 06/15/2017	41
	Baltimore Gas and Electric
80	6.35%, 10/01/2036	79
	Canadian National Resources Ltd.
30	5.70%, 05/15/2017	30
100	6.25%, 03/15/2038	99
	ConocoPhillips Holding Co.
50	6.95%, 04/15/2029	57
	DCP Midstream LLC
100	6.75%, 09/15/2037 (I)	103
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	75
	Pemex Project Funding Master Trust
20	5.75%, 12/15/2015	20
15	5.75%, 03/01/2018 (I)	15
10	6.63%, 06/15/2035 (I)	11
	Petrobras International Finance Co.
70	5.88%, 03/01/2018	69
20	8.38%, 12/10/2018	23
	Valero Energy Corp.
105	7.50%, 04/15/2032	118
	Weatherford International Ltd.
65	6.50%, 08/01/2036	65
	XTO Energy, Inc.
45	7.50%, 04/15/2012	49

		930

	Finance — 17.8%
	Ace Capital Trust II
40	9.70%, 04/01/2030	51
	Allied World Assurance
50	7.50%, 08/01/2016	53
	Allstate Finance Global Fund II
30	4.25%, 02/26/2010	30
	American General Finance Corp.
80	4.63%, 05/15/2009	79
	Ameriprise Financial, Inc.
60	5.35%, 11/15/2010	60
20	5.65%, 11/15/2015	20
	Avalonbay Communities, Inc.
25	7.50%, 08/01/2009	26
	Axa S.A.
45	8.60%, 12/15/2030	56

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	BAC Capital Trust VI
$20	5.63%, 03/08/2035	$18
	Banco Mercantile Del Norte S.A.
10	6.14%, 10/13/2016 (I)	10
	Bank of America Corp.
220	5.25%, 12/01/2015	215
200	5.42%, 03/15/2017	194
50	6.00%, 09/01/2017	51
50	7.25%, 10/15/2025	56
	Bear Stearns Co., Inc.
65	5.35%, 02/01/2012	64
55	5.55%, 01/22/2017	51
45	6.40%, 10/02/2017	45
100	6.95%, 08/10/2012	104
	Brandywine Operating Partnership
15	5.70%, 05/01/2017	14
50	5.75%, 04/01/2012	50
	Camden Property Trust
85	4.38%, 01/15/2010	83
	Capital One Financial Corp.
200	6.75%, 09/15/2017	206
	Capmark Financial Group
40	5.88%, 05/10/2012 (I)	36
10	6.30%, 05/10/2017 (I)	8
	CIT Group, Inc.
20	5.12%, 09/30/2014	18
75	5.65%, 02/13/2017	69
45	5.80%, 07/28/2011	44
100	5.85%, 09/15/2016	95
	Citigroup, Inc.
105	5.00%, 09/15/2014	102
100	5.50%, 08/27/2012	101
140	5.63%, 08/27/2012	142
210	6.00%, 08/15/2017 — 10/31/2033	204
	Colonial Realty L.P.
95	6.05%, 09/01/2016	91
	Countrywide Financial Corp.
95	5.80%, 06/07/2012	82
25	6.25%, 05/15/2016	20
	Countrywide Home Loans, Inc.
15	4.00%, 03/22/2011	13
	Credit Suisse First Boston USA, Inc.
20	4.88%, 08/15/2010	20
80	5.13%, 08/15/2015	78
	Developers Diversified Realty Corp.
50	5.00%, 05/03/2010	50
50	5.38%, 10/15/2012	49
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017 (I)	10
	Duke-Weeks Realty
50	7.75%, 11/15/2009	52
	Eaton Vance Corp.
90	6.50%, 10/02/2017	92
	Equity One, Inc.
65	6.00%, 09/15/2017 (I)	62
	Erac USA Finance Co.
125	7.00%, 10/15/2037 (I)	123
	ERP Operating L.P.
10	4.75%, 06/15/2009	10
40	6.95%, 03/02/2011	42
	Everest Reinsurance Holdings, Inc.
50	6.60%, 05/15/2037 (L)	47
20	8.75%, 03/15/2010	22
	Farmers Exchange Capital
100	7.05%, 07/15/2028 (I)	102
	General Electric Capital Corp.
110	6.15%, 08/07/2037	114
	Finance — (continued)
	Goldman Sachs Group, Inc.
15	5.45%, 11/01/2012	15
55	5.63%, 01/15/2017	53
180	6.25%, 09/01/2017	183
170	6.45%, 05/01/2036	166
50	6.60%, 01/15/2012	52
80	6.65%, 05/15/2009	82
15	6.75%, 10/01/2037	15
	HBOS plc
50	6.00%, 11/01/2033 (I)	50
	Health Care Property Investors, Inc.
20	5.65%, 12/15/2013	19
80	6.00%, 01/30/2017	77
20	6.30%, 09/15/2016	20
	HSBC Finance Corp.
100	6.38%, 10/15/2011	103
145	6.75%, 05/15/2011	151
	HSBC Holdings plc.
150	6.50%, 09/15/2037	149
	International Lease Finance Corp.
120	5.63%, 09/15/2010 — 09/20/2013	121
80	6.38%, 03/15/2009	81
	Janus Capital Group, Inc.
60	6.70%, 06/15/2017	62
	JP Morgan Chase & Co.
165	5.13%, 09/15/2014	161
50	5.88%, 03/15/2035	45
210	6.75%, 02/01/2011	220
	Kimco Realty Corp.
30	5.78%, 03/15/2016	30
	Lazard Group
80	6.85%, 06/15/2017	79
	Lehman Brothers Holdings, Inc.
70	4.38%, 11/30/2010	68
100	6.20%, 09/26/2014	101
140	6.50%, 07/19/2017	141
75	7.00%, 09/27/2027	77
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 (I)	60
30	7.50%, 08/15/2036 (I)	31
	Liberty Property L.P.
10	5.50%, 12/15/2016	9
20	6.63%, 10/01/2017	20
25	7.75%, 04/15/2009	26
10	8.50%, 08/01/2010	11
	Lincoln National Corp.
80	5.65%, 08/27/2012	80
35	6.15%, 04/07/2036	35
	Merrill Lynch & Co., Inc.
210	6.05%, 08/15/2012 — 05/16/2016	211
100	6.22%, 09/15/2026	95
90	6.40%, 08/28/2017	91
	Metlife, Inc.
25	6.13%, 12/01/2011	26
	Mizuho Financial Group, Inc.
100	5.79%, 04/15/2014 (I)	101
	Morgan Stanley
10	3.63%, 04/01/2008	10
395	4.75%, 04/01/2014	374
100	5.45%, 01/09/2017	97
20	6.25%, 08/28/2017	20
	PNC Funding Corp.
110	5.50%, 09/28/2012	110
	Prudential Financial, Inc.
60	5.90%, 03/17/2036	57
70	6.10%, 06/15/2017	71
	Realty Income Corp.
55	6.75%, 08/15/2019	55

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance — (continued)
		Regency Centers L.P.
	$30	5.25%, 08/01/2015	$28
	15	5.88%, 06/15/2017	15
		Reinsurance Group of America, Inc.
	60	5.63%, 03/15/2017	58
		Schwab Capital Trust I
	35	7.50%, 11/15/2037 (L)	36
		Simon Property Group L.P.
	20	4.88%, 08/15/2010	20
	45	5.38%, 06/01/2011	45
		Symetra Financial Corp.
	20	6.13%, 04/01/2016 (I)	20
		Travelers Property Casualty Corp.
	10	6.38%, 03/15/2033	10
		Trustreet Properties, Inc.
	80	7.50%, 04/01/2015	86
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	105
		United Dominion Realty Trust, Inc.
	20	6.05%, 06/01/2013	20
		UnitedHealth Group, Inc.
	25	5.38%, 03/15/2016	25
		Unitrin, Inc.
	100	4.88%, 11/01/2010	100
	40	6.00%, 05/15/2017	39
		Wachovia Corp.
	55	4.88%, 02/15/2014	53
	70	5.63%, 10/15/2016	69
	150	5.75%, 06/15/2017	151

		Westfield Group
	60	5.40%, 10/01/2012 (I)	60
		Willis North America, Inc.
	45	6.20%, 03/28/2017	45
		WR Berkley Corp.
	25	5.88%, 02/15/2013	25
		XL Capital Europe plc
	25	6.50%, 01/15/2012	26

			8,381

		Foreign Governments — 1.9%
		Colombia (Republic of)
	25	8.25%, 12/22/2014	29
	20	10.00%, 01/23/2012	23
	25	10.38%, 01/28/2033	38
		Hungary (Republic of)
HUF	11,200	6.75%, 04/12/2010	64
		Israel Shahar
ILS	80	10.00%, 05/31/2012	25
		Mexican Bonos De Desarrollo
MXP	1,775	7.25%, 12/15/2016	159
		Russian Federation Government
	40	3.00%, 05/14/2008	39
	272	7.50%, 03/31/2030 (K)	307
	20	12.75%, 06/24/2028 (K)	36
		South Africa (Republic of)
	10	7.38%, 04/25/2012	11
		United Mexican States
	18	5.63%, 01/15/2017	18
	97	6.75%, 09/27/2034	109
MXP	250	9.00%, 12/22/2011	25

			883

		Health Care — 1.1%
		Amerisource Bergen Corp.
	25	5.63%, 09/15/2012	25
	40	5.88%, 09/15/2015	40
		Health Care — (continued)
Principal			Market
Amount			Value (W)

		Astrazeneca plc
	120	6.45%, 09/15/2037	126
		CVS Caremark Corp.
	185	5.75%, 06/01/2017	184
		Encysive Pharmaceuticals, Inc.
	9	2.50%, 03/15/2012 (X)	6
		Laboratory Corp.
	20	5.63%, 12/15/2015	20
		Quest Diagnostics, Inc.
	115	6.95%, 07/01/2037	122

			523

		Services — 2.7%
		CBS Corp.
	95	7.70%, 07/30/2010	101
	45	7.88%, 07/30/2030	49
		Clear Channel Communications, Inc.
	80	7.65%, 09/15/2010	81
		Comcast Corp.
	5	5.50%, 03/15/2011	5
	80	6.45%, 03/15/2037	81
	110	7.05%, 03/15/2033	118
		COX Communications, Inc.
	10	5.88%, 12/01/2016 (I)	10
	80	6.45%, 12/01/2036 (I)	79
	90	7.13%, 10/01/2012	96
		Electronic Data Systems Corp.
	40	7.45%, 10/15/2029	41
		Harrah’s Operating Co., Inc.
	10	5.50%, 07/01/2010	10
		News America, Inc.
	30	6.20%, 12/15/2034	29
	60	6.40%, 12/15/2035	60
	25	7.28%, 06/30/2028	27
		Time Warner Entertainment Co. L.P.
	25	7.25%, 09/01/2008	25
	30	8.38%, 03/15/2023	35
		Time Warner, Inc.
	30	5.50%, 11/15/2011	30
	60	5.88%, 11/15/2016	60
	10	6.50%, 11/15/2036	10
	60	6.75%, 04/15/2011	62
	105	7.63%, 04/15/2031	117
		Viacom, Inc.
	50	5.75%, 04/30/2011	50
	40	6.13%, 10/05/2017	40
	65	6.25%, 04/30/2016	66
		Wyndham Worldwide
	10	6.00%, 12/01/2016	10

			1,292

		Technology — 4.4%
		Alltel Corp.
	60	6.75%, 04/01/2028	54
		AT&T Broadband Corp.
	125	8.38%, 03/15/2013	141
		AT&T, Inc.
	60	5.10%, 09/15/2014	59
	85	5.30%, 11/15/2010	86
	140	6.15%, 09/15/2034	141
	50	6.50%, 09/01/2037	53
		Bellsouth Corp.
	30	5.20%, 09/15/2014	30
		British Telecommunications plc
	35	8.62%, 12/15/2010 (L)	38
	20	9.12%, 12/15/2030 (L)	27

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Technology — (continued)
	Cingular Wireless Services, Inc.
$35	7.88%, 03/01/2011	$38
120	8.75%, 03/01/2031	155
	Comcast Cable Communications, Inc.
45	6.75%, 01/30/2011	47
	Deutsche Telekom International Finance B.V.
55	8.00%, 06/15/2010 (L)	59
100	8.25%, 06/15/2030	125
	Embarq Corp.
40	7.08%, 06/01/2016	42
	Qwest Corp.
10	7.63%, 06/15/2015	11
	Sprint Capital Corp.
70	6.13%, 11/15/2008	70
30	8.38%, 03/15/2012	33
	Sprint Nextel Corp.
100	6.00%, 12/01/2016	96
	Telecom Italia Capital
10	5.25%, 10/01/2015	10
30	6.00%, 09/30/2034	29
155	6.20%, 07/18/2011	160
	Telefonica Europe B.V.
45	7.75%, 09/15/2010	48
90	8.25%, 09/15/2030	110
	Time Warner Cable Inc.
110	6.55%, 05/01/2037	111
	Verizon Global Funding Corp.
115	7.25%, 12/01/2010	123
160	7.75%, 12/01/2030	188

		2,084

	Transportation — 0.2%
	American Airlines, Inc.
32	3.86%, 07/09/2010	31
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	19
10	6.90%, 04/19/2022	9
	Southwest Airlines Co.
60	6.15%, 08/01/2022	61

		120

	Utilities — 2.2%
	AES Panama S.A.
10	6.35%, 12/21/2016 (I)	10
	American Electric Power Co., Inc.
30	5.38%, 03/15/2010	30
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	27
	Dominion Resources, Inc.
131	6.25%, 06/30/2012	136
	Duke Capital LLC
55	7.50%, 10/01/2009	57
	Duke Energy Field Services
10	6.45%, 11/03/2036 (I)	10
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017 (I)	69
	Enel Finance International
100	6.80%, 09/15/2037 (I)	105
	Exelon Generation Co. LLC
45	6.95%, 06/15/2011	47
	Kinder Morgan Energy Partners L.P.
40	6.75%, 03/15/2011	42
50	7.30%, 08/15/2033	53
	Midamerican Energy Holdings Co.
80	6.13%, 04/01/2036	79
	Utilities — (continued)
	Nisource Finance Corp.
10	5.25%, 09/15/2017	9
50	6.40%, 03/15/2018	51
60	7.88%, 11/15/2010	64
	Ohio Power Co.
40	5.30%, 11/01/2010	40
	Peco Energy Co.
20	5.70%, 03/15/2037	19
	Progress Energy, Inc.
50	6.85%, 04/15/2012	53
	PSEG Power LLC
10	8.63%, 04/15/2031	12
	Taqa Abu Dhabi National
100	6.50%, 10/27/2036 (I)	97
	Union Electric Co.
45	6.40%, 06/15/2017	48

		1,058

	Total corporate bonds: investment grade (cost $17,312)	$17,374

CORPORATE BONDS: NON-INVESTMENT GRADE — 9.6%
	Basic Materials — 0.6%
	Freeport-McMoRan Copper & Gold, Inc.
$40	8.38%, 04/01/2017	$44
5	8.39%, 04/01/2015 (L)	5
	Georgia-Pacific Corp.
25	7.13%, 01/15/2017 (I)	24
10	8.13%, 05/15/2011	10
	Hawk Corp.
15	8.75%, 11/01/2014	15
	Koppers Holdings, Inc.
30	10.92%, 11/15/2014 (M)	26
	Massey Energy Co.
10	6.63%, 11/15/2010	10
	Novelis, Inc.
30	7.25%, 02/15/2015	29
	Peabody Energy Corp.
10	6.88%, 03/15/2013	10
15	7.38%, 11/01/2016	15
	RathGibson, Inc.
10	11.25%, 02/15/2014	10
	RBS Global & Rexnord Corp.
20	9.50%, 08/01/2014	21
	Terra Capital, Inc.
15	7.00%, 02/01/2017	15
	Texas Industries, Inc.
25	7.25%, 07/15/2013	25
	Tube City IMS Corp.
15	9.75%, 02/01/2015	15

		274

	Capital Goods — 0.2%
	Blount, Inc.
20	8.88%, 08/01/2012	20
	ESCO Corp.
30	8.63%, 12/15/2013 (I)	31
	Goodman Global Holding Co.
20	7.88%, 12/15/2012	21
	Hawker Beechcraft Acquisition Co.
10	9.75%, 04/01/2017 (I)	10
	Transdigm, Inc.
10	7.75%, 07/15/2014	10

		92

	Consumer Cyclical — 0.3%
	Alliance One International, Inc.
15	11.00%, 05/15/2012	16

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Consumer Cyclical — (continued)
		Aramark Corp.
	$20	8.50%, 02/01/2015	$20
		Dollarama Group L.P.
	20	8.88%, 08/15/2012	20
		General Motors Corp.
	15	8.38%, 07/15/2033	14
		IKON Office Solutions, Inc.
	40	7.75%, 09/15/2015	41
		Lazydays RV Center, Inc.
	5	11.75%, 05/15/2012	4
		TRW Automotive, Inc.
	20	7.00%, 03/15/2014 (I)	20
		United Components, Inc.
	15	9.38%, 06/15/2013	15

			150

		Consumer Staples — 0.1%
		Constellation Brands, Inc.
	15	7.25%, 05/15/2017 (I)	15
		Land O’Lakes Capital Trust
	15	7.45%, 03/15/2028 (I)	14
		Pilgrim’s Pride Corp.
	22	8.38%, 05/01/2017	22
		Smithfield Foods, Inc.
	15	7.75%, 05/15/2013	15

			66

		Energy — 0.5%
		Chesapeake Energy Corp.
	40	6.50%, 08/15/2017	38
		Delta Petroleum Corp.
	10	7.00%, 04/01/2015	9
		Dune Energy, Inc.
	10	10.50%, 06/01/2012 (I)	10
		Encore Acquisition
	25	6.00%, 07/15/2015	22
		Exco Resources, Inc.
	15	7.25%, 01/15/2011	15
		OPTI Canada, Inc.
	15	7.88%, 12/15/2014 (I)	15
	10	8.25%, 12/15/2014 (I)	10
		Petrohawk Energy Corp.
	30	9.13%, 07/15/2013	32
		Petroleos de Venezuela S.A.
	50	5.25%, 04/12/2017	38
	40	5.38%, 04/12/2027	26
		Pioneer Natural Resources Co.
	25	5.88%, 07/15/2016	22
		Range Resources Corp.
	10	6.38%, 03/15/2015	10
		Whiting Petroleum Corp.
	10	7.25%, 05/01/2012	10

			257

		Finance — 0.8%
		Bancolombia S.A.
	25	6.88%, 05/25/2017	24
		E*Trade Financial Corp.
	25	7.38%, 09/15/2013	23
		Ford Motor Credit Co.
	20	8.63%, 11/01/2010	19
	60	9.69%, 04/15/2012 (L)	61
		General Motors Acceptance Corp.
	50	6.88%, 09/15/2011 — 08/28/2012	45
	10	7.25%, 03/02/2011	10
	20	8.00%, 11/01/2031	19
		Finance — (continued)
Principal			Market
Amount (B)			Value (W)

		Hertz Corp.
	20	8.88%, 01/01/2014	21
	5	10.50%, 01/01/2016	5
		IOS Capital LLC
	10	7.25%, 06/30/2008	10
		Kar Holdings, Inc.
	10	10.00%, 05/01/2015 (I)	10
		Nexstar Financial Holdings LLC
	5	7.59%, 04/01/2013 (M)	5
		Provident Financing Trust I
	20	7.41%, 03/15/2038	20
		Rainbow National Services LLC
	10	8.75%, 09/01/2012 (I)	10
		Rental Service Corp.
	20	9.50%, 12/01/2014	19
		Sphynx Capital Markets
EUR	32	10.25%, 01/30/2010	46
		Sunstate Equipment Co.
	20	10.50%, 04/01/2013 (I)	19
		United Rentals North America, Inc.
	10	7.00%, 02/15/2014	11
		Universal Hospital Services
	20	8.50%, 06/01/2015 (I)	20

			397

		Foreign Governments — 3.7%
		Argentina (Republic of)
EUR	10	1.20%, 12/31/2038	6
ARS	81	2.00%, 09/30/2014 — 02/04/2018	19
	56	5.37%, 08/03/2012 (L)	51
ARS	31	5.83%, 12/31/2033	8
	35	7.00%, 09/12/2013 — 04/17/2017	30
	29	8.28%, 12/31/2033	29
		Brazil (Republic of)
	100	6.00%, 01/17/2017	102
	15	7.88%, 03/07/2015	17
	145	8.00%, 01/15/2018	162
	25	8.25%, 01/20/2034	32
	50	8.88%, 10/14/2019	63
BRL	515	10.00%, 01/01/2014 — 01/01/2017	272
		Colombia (Republic of)
COP	9,000	9.85%, 06/28/2027	5
		Costa Rica (Republic of)
	5	8.05%, 01/31/2013 (K)	6
	35	9.34%, 05/15/2009	37
		Ecuador (Republic of)
	10	10.00%, 08/15/2030 (K)	10
		Indonesia (Republic of)
	100	6.63%, 02/17/2037	98
IDR	300,000	11.00%, 11/15/2020	36
		Panama (Republic of)
	5	6.70%, 01/26/2036	5
	15	7.25%, 03/15/2015	17
	20	9.38%, 07/23/2012	23
		Peru (Republic of)
	19	6.55%, 03/14/2037	20
	10	8.75%, 11/21/2033	13
		Philippines (Republic of)
	85	9.38%, 01/18/2017	105
		Turkey (Republic of)
	105	6.88%, 03/17/2036	104
	90	7.25%, 03/15/2015	95
	20	9.50%, 01/15/2014	24
		Ukraine Government
	100	6.39%, 06/26/2012 (K)	101

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Foreign Governments — (continued)
	Uruguay (Republic of)
$50	7.25%, 02/15/2011	$52
20	7.63%, 03/21/2036	22
15	8.00%, 11/18/2022	17
	Venezuela (Republic of)
70	5.75%, 02/26/2016	60
5	6.18%, 04/20/2011 (L)	5
45	7.65%, 04/21/2025	43
30	8.50%, 10/08/2014	31

		1,720

	Health Care — 0.5%
	Advanced Medical Optics, Inc.
30	7.50%, 05/01/2017	28
	Community Health Systems, Inc.
20	8.88%, 07/15/2015 (I)	20
	Elan Financial plc
30	7.75%, 11/15/2011	30
20	9.56%, 11/15/2011 (L)	20
	HCA, Inc.
70	9.63%, 11/15/2016	74
	Omnicare, Inc.
20	6.88%, 12/15/2015	19
	Rite Aid Corp.
10	7.50%, 03/01/2017	10
	Tenet Healthcare Corp.
35	9.88%, 07/01/2014	32

		233

	Services — 1.3%
	AMC Entertainment, Inc.
30	8.00%, 03/01/2014	29
	Bonten Media Acquisition
15	9.00%, 06/01/2015 (I)	14
	Carriage Services, Inc.
25	7.88%, 01/15/2015	25
	CSC Holdings, Inc.
30	7.63%, 07/15/2018	29
	DirecTV Holdings LLC
10	6.38%, 06/15/2015	10
	Harland Clarke Holdings
5	9.50%, 05/15/2015	5
	Harrah’s Operating Co., Inc.
40	5.63%, 06/01/2015	31
	Idearc, Inc.
45	8.00%, 11/15/2016	45
	Indianapolis Downs
15	11.00%, 11/01/2012 (I)	15
	Lamar Media Corp.
15	7.25%, 01/01/2013	15
	Liberty Media Corp.
30	7.88%, 07/15/2009	31
10	8.50%, 07/15/2029	10
	Majestic Star LLC/Capital II
15	9.75%, 01/15/2011	13
	Marquee Holdings, Inc.
30	12.21%, 08/15/2014 (M)	25
	MGM Mirage, Inc.
15	8.50%, 09/15/2010	16
	OED Corp./Diamond Jo LLC
20	8.75%, 04/15/2012	20
	Open Solutions, Inc.
20	9.75%, 02/01/2015 (I)	19
	Park Place Entertainment Corp.
20	8.13%, 05/15/2011	20
	Services — (continued)
Principal		Market
Amount		Value (W)

	Quebecor Media
15	7.75%, 03/15/2016	15
25	7.75%, 03/15/2016 (I)	24
	RH Donnelley Corp.
30	6.88%, 01/15/2013	28
10	8.88%, 10/15/2017 (I)	10
	River Rock Entertainment
10	9.75%, 11/01/2011	10
	Seminole Hard Rock Entertainment
10	8.19%, 03/15/2014 (I)(L)	10
	Seneca Gaming Corp.
25	7.25%, 05/01/2012	25
	Sensata Technologies
10	8.00%, 05/01/2014	10
	Service Corp. International
25	7.00%, 06/15/2017	24
	SunGard Data Systems, Inc.
20	9.13%, 08/15/2013	20
26	10.25%, 08/15/2015	27
	Virgin River Casino Corp.
25	9.00%, 01/15/2012	24
	Warner Music Acquisition Corp.
15	7.38%, 04/15/2014	13
	Wynn Las Vegas LLC
15	6.62%, 12/01/2014	15

		627

	Technology — 0.7%
	Actuant Corp.
10	6.88%, 06/15/2017 (I)	10
	Bio-Rad Laboratories, Inc.
10	6.13%, 12/15/2014	10
	Canwest MediaWorks L.P.
20	9.25%, 08/01/2015 (I)	20
	CCH II Holdings LLC/ CCH II Capital
15	10.25%, 10/01/2013	15
	Celestica, Inc.
10	7.88%, 07/01/2011	10
	Charter Communications Operating LLC
40	8.00%, 04/30/2012 (I)	40
	Charter Communications, Inc.
8	6.50%, 10/01/2027 (X)	7
	Coleman Cable, Inc.
25	9.88%, 10/01/2012	25
	Deluxe Corp.
20	7.38%, 06/01/2015	20
	Dobson Cellular Systems
10	8.38%, 11/01/2011	11
	Freescale Semiconductor, Inc.
15	9.13%, 12/15/2014	13
13	10.13%, 12/15/2016	12
	GCI, Inc.
20	7.25%, 02/15/2014	18
	Intelsat Intermediate
20	8.89%, 02/01/2015 (M)	16
	Mediacom Broadband LLC
20	8.50%, 10/15/2015	20
	ON Semiconductor Corp.
5	2.63%, 12/15/2026 (X)	6
	PanAmSat Corp.
20	9.00%, 08/15/2014	20
	PGS Solutions, Inc.
15	9.63%, 02/15/2015 (I)	14
	Sanmina-Sci Corp.
30	8.44%, 06/15/2010 (I)(L)	30
	Windstream Corp.
20	8.13%, 08/01/2013	21

		338

The accompanying notes are an integral part of these financial statements.

Principal				Market
Amount				Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Transportation — 0.3%
		American Rail Car Industries, Inc.
	$15	7.50%, 03/01/2014		$15
		Continental Airlines, Inc.
	46	9.80%, 04/01/2021		49
		Delta Airlines
	15	7.71%, 09/18/2011		15
		Hornbeck Offshore Services, Inc.
	15	6.13%, 12/01/2014		14
		Navios Maritime Holdings
	15	9.50%, 12/15/2014		16
		Ultrapetrol Bahamas Ltd.
	10	9.00%, 11/24/2014		10

				119

		Utilities — 0.6%
		AES Corp.
	15	7.75%, 10/15/2015 (I)		15
		Aquila, Inc.
	20	14.88%, 07/01/2012		25
		CIA Transporte Energia
	5	8.88%, 12/15/2016 (I)		5
		Dynegy Holdings, Inc.
	15	8.38%, 05/01/2016		15
		Edison Mission Energy
	25	7.50%, 06/15/2013		25
		Energy Future Holdings
	25	10.88%, 11/01/2017 (I)		25
		Kinder Morgan Finance Corp.
	25	5.70%, 01/05/2016		23
		National Power Corp.
	35	9.74%, 08/23/2011 (L)		38
	35	9.88%, 03/16/2010		38
		NRG Energy, Inc.
	40	7.38%, 01/15/2017		40
		TXU Corp.
	20	5.55%, 11/15/2014		16
	10	6.50%, 11/15/2024		7

				272

		Total corporate bonds: non-investment grade (cost $4,524)		$4,545

U.S. GOVERNMENT SECURITIES — 0.2%
		U.S. Treasury Securities — 0.2%
		U.S. Treasury Bonds:
	$65	6.00%, 2026 (S)		$74

		Total U.S. government securities (cost $72)		$74

Contracts

CALL OPTIONS PURCHASED — 0.0%
		Long Call Foreign Currency Option Contract — 0.0%
		Korea (Republic of)
	35	Expiration: November, 2007, Exercise Price: $934.40		$—

		Total call options purchased (cost $0)		$—

		Total long-term investments (cost $42,996)		$44,592
				Market
Contracts				Value (W)

Principal				Market
Amount (B)				Value (W)

SHORT-TERM INVESTMENTS — 4.8%
		Foreign Governments — 0.8%
		BK Negara Monetary Note
MYR	625	3.44%, 03/13/2008 (M)		$185
MYR	625	12.29%, 11/01/2007 (M)		187
		Egypt Treasury Bill
EGP	50	6.73%, 04/15/2008 (M)		9

				381

		Repurchase Agreements — 4.0%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $643, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $656)
	$643	4.94% dated 10/31/2007		643
		BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $165, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $168)
	165	4.94% dated 10/31/2007		165

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $165, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $168)

	164	4.94% dated 10/31/2007		164
		Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
	1	4.94% dated 10/31/2007		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $358, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $365)

	358	4.94% dated 10/31/2007		358
		JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $422, collateralized by FNMA 6.00%, 2036 — 2037, value of $431)
	422	4.94% dated 10/31/2007		422
		Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $110, collateralized by FNMA 6.00%, 2036 — 2037, value of $112)
	110	4.94% dated 10/31/2007		110

				1,863

		Total short-term investments (cost $2,240)		$2,244

		Total investments (cost $45,236) (C)	99.3%	$46,836
		Other assets and liabilities	0.7%	316

		Total net assets	100.0%	$47,152

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.31% of total net assets at October 31, 2007.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $45,239 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,275
Unrealized Depreciation	(678)

Net Unrealized Appreciation	$1,597

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $2,098, which represents 4.45% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2007, the market value of these securities amounted to $460 or 0.98% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(X)	Convertible debt security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

ARS	— Argentine Peso
BRL	— Brazilian Real
COP	— Colombian Peso
EGP	— Egyptian Pound
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli New Shekel
MXP	— Mexican Peso
MYR	— Malaysian Ringgit

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	10	Long	Dec, 2007	$5
10 Year Australian Bond	3	Short	Dec, 2007	6
10 Year Canadian Bond	2	Short	Dec, 2007	(1)
10 Year U.S. Treasury Bond	1	Long	Dec, 2007	1

				$11

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Argentine Peso (Sell)	$5	$5	11/19/07	$—
Brazilian Real (Buy)	103	97	12/19/07	6
Brazilian Real (Sell)	209	185	12/19/07	(24)
Colombian Peso (Buy)	22	22	11/19/07	—
Euro (Sell)	128	121	12/19/07	(7)
Indonesian Rupiah (Buy)	1	1	11/19/07	—
Israeli New Shekel (Buy)	24	24	12/19/07	—
Israeli New Shekel (Sell)	24	23	12/19/07	(1)
Mexican Peso (Buy)	121	118	12/19/07	3
Mexican Peso (Sell)	187	180	12/19/07	(7)
Peruvian Sol (Buy)	8	8	12/19/07	—
Republic of Korea Won (Buy)	23	22	12/18/07	1
Republic of Korea Won (Sell)	23	22	12/18/07	(1)

				$(30)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 92.2%
	Basic Materials — 15.5%
2,023	Aracruz Celulose S.A. ADR (G)	$155,558
4,000	Cameco Corp.	196,200
12,049	Companhia Vale do Rio Doce ADR	454,022
7,111	Dow Chemical Co.	320,297
3,041	Freeport-McMoRan Copper & Gold, Inc. (G)	357,818
834	Holcim Ltd. (A)	95,295
563	Potash Corp. of Saskatchewan	69,197
3,842	Praxair, Inc.	328,427
2,500	Rio Tinto plc (A)	234,438
3,389	Teck Cominco Ltd. Class B	169,732
1,276	United States Steel Corp.	137,713
6,134	Uranium One, Inc. (D)	68,120
9,900	Vedanta Resources plc (A)	454,712
4,160	Xstrata plc (A)	299,927

		3,341,456

	Capital Goods — 5.3%
7,468	ABB Ltd. ADR #	225,674
2,096	Atlas Copco AB (A)	35,238
2,527	Boeing Co.	249,088
860	Cummins, Inc.	103,205
1,600	Deere & Co.	247,840
452	Flowserve Corp.	35,663
1,681	ITT Corp.	112,459
500	Joy Global, Inc.	29,030
1,352	Rockwell Automation, Inc.	93,153

		1,131,350

	Consumer Cyclical — 9.2%
1,060	BorgWarner, Inc. (G)	112,030
36,752	Buck Holdings L.P. (A)(D)(H)	33,076
4,233	D.R. Horton, Inc.	53,719
38,077	Ford Motor Co. (D)(G)	337,742
1,021	Foster Wheeler Ltd. (D)	151,393
2,500	Honda Motor Co., Ltd. (A)	93,617
4,249	Limited Brands, Inc. (G)	93,514
4,092	Liz Claiborne, Inc. (G)	116,488
6,054	Lowe’s Cos., Inc.	162,798
7,231	Macy’s, Inc. (G)	231,622
4,619	Newell Rubbermaid, Inc.	134,699
6,791	TJX Cos., Inc. (G)	196,458
4,500	Toyota Motor Corp. (A)	257,599

		1,974,755

	Consumer Staples — 3.4%
2,208	Bunge Ltd. Finance Corp. (G)	254,374
4,079	Cosan Ltd. (D)(G)	51,802
4,425	Cosan S.A. Industria E Comercio	69,159
443	Nestle S.A. (A)	204,722
2,250	Procter & Gamble Co.	156,427

		736,484

	Energy — 10.7%
3,171	Chesapeake Energy Corp. (G)	125,203
965	EnCana Corp. (G)	67,233
10,577	Halliburton Co. (G)	416,930
5,955	OAO Gazprom ADR (G)	296,544
2,025	OMV AG (A)	152,064
5,696	Pride International, Inc. (D)	210,190
2,113	Sasol Ltd. ADR (G)	107,472
1,713	Transocean, Inc. (D)(G)	204,457
2,731	Valero Energy Corp.	192,337
	Energy — (continued)
4,500	Weatherford International Ltd. (D)	292,095
3,725	XTO Energy, Inc.	247,272

		2,311,797

	Finance — 14.6%
4,634	ACE Ltd.	280,891
32,452	Akbank T.A.S. (A)	298,748
2,648	Alibaba.com Ltd. (D)(Q)	4,612
2,583	American International Group, Inc.	163,052
201	Augsburg Re AG (A)(D)(H)	—
2,243	Capital One Financial Corp.	147,105
1,448	CIT Group, Inc.	51,042
6,365	Citigroup, Inc.	266,677
1,546	Deutsche Boerse AG (A)(G)	243,609
5,804	Discover Financial Services	112,010
1,150	Eurocastle Investment Ltd. (A)(G)	36,604
3,600	European Capital Ltd. (J)	43,074
1,597	Goldman Sachs Group, Inc.	395,978
4,413	Julius Baer Holding Ltd. (A)	383,266
152	Mastercard, Inc.	28,887
574	MBIA, Inc.	24,716
35,722	Shun Tak Holdings Ltd. (A)	56,396
5,586	Standard Chartered plc (A)	217,273
875	Uniao de Bancos Brasileiros S.A. GDR	138,269
1,083	Wellcare Health Plans, Inc. (D)	26,197
2,800	Wellpoint, Inc. (D)	221,844

		3,140,250

	Health Care — 7.6%
5,930	CVS/Caremark Corp.	247,696
6,634	Medtronic, Inc.	314,717
1,510	Monsanto Co.	147,373
1,787	Sanofi-Aventis S.A. (A)(G)	157,224
2,133	Sanofi-Aventis S.A. ADR	93,873
6,384	Schering-Plough Corp. (G)	194,849
4,027	Teva Pharmaceutical Industries Ltd. ADR	177,224
6,091	Wyeth	296,225

		1,629,181

	Services — 3.0%
3,000	Cadence Design Systems, Inc. (D)	58,800
1,811	Focus Media Holding Ltd. ADR (D)(G)	112,266
25	Harvey Weinstein Master L.P. (A)(D)(H)	25,085
10,500	News Corp. Class A	227,535
17,305	Shangri-La Asia Ltd. (A)	55,227
19,243	Sun Microsystems, Inc. (D)	109,879
1,700	Walt Disney Co.	58,871

		647,663

	Technology — 21.0%
3,738	Amdocs Ltd. (D)	128,594
15,549	Applied Materials, Inc.	301,969
4,613	AT&T, Inc.	192,761
8,386	Cisco Systems, Inc. (D)	277,234
1,161	Cognex Corp.	20,875
3,523	Corning, Inc.	85,492
10,881	General Electric Co.	447,870
912	Google, Inc. (D)	644,996
5,370	Hewlett-Packard Co.	277,511
31,035	Hon Hai Precision Industry Co., Ltd. (A)	237,931
5,689	Intel Corp.	153,029
3,046	International Business Machines Corp. #	353,678
2,839	LDK Solar Co., Ltd (D)(G)	112,437
3,511	McAfee, Inc. (D)	145,163

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

				Market
	Shares			Value (W)
COMMON STOCK — (continued)
		Technology — (continued)
	12,801	MTN Group Ltd. (A)		$249,511
	9,912	Nortel Networks Corp. (D)		159,881
	14,309	Oracle Corp. (D)		317,219
	1,225	Qualcomm, Inc.		52,353
	3,891	Raytheon Co.		247,498
	10,812	Turkcell Iletisim Hizmetleri A.S. (A)		105,840

				4,511,842

		Transportation — 0.5%
	1,265	Burlington Northern Santa Fe Corp.		110,271

		Utilities — 1.4%
	5,171	Suntech Power Holdings Co., Ltd. ADR (D)(G)		304,532

		Total common stock (cost $15,518,987)		$19,839,581

WARRANTS — 1.2%
		Basic Materials — 0.6%
	5,314	TATA Steel Ltd. (H)		$122,409

		Finance — 0.6%
	1,957	Reliance Zero (D)(H)		138,527

		Total warrants (cost $137,567)		$260,936

	Principal
	Amount (B)

CORPORATE BONDS: INVESTMENT GRADE — 0.1%
		Finance — 0.1%
		Augsburg Re AG
GBP	397	0.00%, 12/31/2049 (A)(H)(X)		136
		UBS Luxembourg S.A.
	23,500	6.23%, 02/11/2015		23,470

		Total corporate bonds: investment grade (cost $24,699)		$23,606

		Total long-term investments (cost $15,681,253)		$20,124,123

SHORT-TERM INVESTMENTS — 12.3%
		Repurchase Agreements — 7.2%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $536,341, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $546,993)
	$536,268	4.94% dated 10/31/2007		$536,268

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $137,289, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $140,015)

	137,270	4.94% dated 10/31/2007		137,270
		Repurchase Agreements — (continued)
	Principal			Market
	Amount			Value (W)

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $137,289, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $140,017)

	$137,270	4.94% dated 10/31/2007		$137,270
		Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $618, collateralized by U.S. Treasury Note 2.63%, 2008, value of $630)
	618	4.94% dated 10/31/2007		618

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $298,832, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $304,767)

	298,791	4.94% dated 10/31/2007		298,791
		JPMorgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $352,376, collateralized by FNMA 6.00%, 2036 — 2037, value of $359,374)
	352,326	4.94% dated 10/31/2007		352,326
		Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $91,526, collateralized by FNMA 6.00%, 2036 — 2037, value of $93,359)
	91,514	4.94% dated 10/31/2007		91,514

				1,554,057

	Shares

		Securities Purchased with Proceeds from Security Lending — 5.1%
		Cash Collateral Reinvestment Fund:
	1,086,627	BNY Institutional Cash Reserve Fund		1,086,627

		Total short-term investments (cost $2,640,684)		$2,640,684

		Total investments (cost $18,321,937) (C)	105.8%	$22,764,807
		Other assets and liabilities	(5.8)%	(1,249,874)

		Total net assets	100.0%	$21,514,933

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 33.61% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $18,322,752 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,928,884
Unrealized Depreciation	(486,829)

Net Unrealized Appreciation	$4,442,055

The accompanying notes are an integral part of these financial statements.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $3,927,538, which represents 18.25% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(J)	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At October 31, 2007, the market value of these securities was $43,074, which represents 0.20% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $4,659.

(X)	Convertible debt security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

GBP	— British Pound

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
6/2006	397	Augsburg Re AG, 0.00%, 12/31/2049 - 144A	$739
6/2006	201	Augsburg Re AG - 144A	64
6/2007	36,752	Buck Holdings L.P.	36,791
10/2005	25	Harvey Weinstein Master L.P. - Reg D	23,636
5/2006 – 10/2006	1,957	Reliance Zero - 144A	48,723
7/2007 – 8/2007	5,314	TATA Steel Ltd. - 144A	88,844

The aggregate value of these securities at October 31, 2007 was $319,233 which represents 1.48% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$869,628	$794,338	12/20/07	$(75,290)
Hong Kong Dollar (Buy)	4,659	4,659	11/06/07	—
Japanese Yen (Sell)	12,236	12,310	11/01/07	74
Japanese Yen (Sell)	8,801	8,844	11/02/07	43
Japanese Yen (Sell)	2,520	2,526	11/05/07	6

				$(75,167)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2007

Percentage of
Country	Net Assets

Austria	0.7%

Brazil	4.0

Canada	3.4

China	2.5

France	1.2

Germany	1.3

Hong Kong	0.5

India	0.6

Israel	0.8

Japan	1.6

Luxembourg	0.7

Russia	1.4

South Africa	1.7

Sweden	0.2

Switzerland	4.2

Taiwan	1.1

Turkey	1.9

United Kingdom	5.8

United States	59.9

Short-Term Investments	12.3

Other Assets and Liabilities	(5.8)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.0%
	Basic Materials — 16.2%
24	Agnico Eagle Mines Ltd.	$1,371
30	Agrium, Inc.	1,926
125	Alcoa, Inc.	4,941
15	Aracruz Celulose S.A. ADR (G)	1,120
223	Arch Coal, Inc. (G)	9,149
39	Barrick Gold Corp.	1,708
10	BHP Billiton Ltd. ADR	845
15,242	Bumi Resources TBK PT (A)	8,170
306	Cameco Corp.	15,004
55	Celanese Corp.	2,318
247	Chemtura Corp.	2,302
28	Companhia Siderurgica Nacional S.A. (G)	2,205
148	Companhia Vale do Rio Doce ADR	5,578
37	Cytec Industries, Inc.	2,455
13	Dow Chemical Co.	581
49	E.I. DuPont de Nemours & Co.	2,411
33	Evraz Group S.A.	2,473
88	First Uranium Corp. (D)	1,009
26	FMC Corp.	1,483
154	Freeport-McMoRan Copper & Gold, Inc.	18,143
51	Goldcorp, Inc.	1,792
461	Hercules, Inc.	8,668
9	Holcim Ltd. (A)	1,003
67	Impala Platinum Holdings Ltd. (A)	2,520
50	Japan Steel Works Ltd. (A)	818
325	Jarden Corp. (D)	11,539
100	Kinross Gold Corp. (D)	1,970
375	Lihir Gold Ltd. (A)(D)	1,487
61	Lihir Gold Ltd. ADR	2,440
332	Mitsubishi Rayon Co., Ltd. (A)	1,884
21	MMX Mineracao E Metalicos S.A. (D)	9,034
22	Outotec Oyj (A)	1,683
455	Owens-Illinois, Inc. (D)	20,229
367	Paladin Resources Ltd. (A)(D)	2,855
9	Potash Corp. of Saskatchewan	1,142
103	Rexam plc (A)	1,165
25	Rio Tinto plc (A)	2,366
39	Rio Tinto plc ADR	14,550
186	Smurfit-Stone Container Corp. (D)	2,256
45	Teck Cominco Ltd. Class B	2,244
242	Terra Industries, Inc. (D)	8,909
35	Thompson Creek Metals Co. Inc (D)	918
54	TMK OAO GDR (I)	2,394
13	United States Steel Corp.	1,362
295	Uralkali (D)(I)	7,400
612	Uranium One, Inc. (D)	6,800
649	USEC, Inc. (D)(G)	5,711
176	Vedanta Resources plc (A)	8,091
168	Xstrata plc (A)	12,100

		230,522

	Capital Goods — 2.5%
45	ABB Ltd. ADR	1,359
32	Alliant Techsystems, Inc. (D)	3,488
9	Alstom RGPT (A)	2,017
49	Atlas Copco AB (A)	827
14	Boeing Co.	1,361
	Capital Goods — (continued)
14	Bucyrus International, Inc.	1,119
4	Cummins, Inc.	490
70	Deere & Co.	10,894
50	Goodrich Corp.	3,511
17	ITT Corp.	1,115
19	Joy Global, Inc.	1,126
63	Kennametal, Inc.	5,710
14	National Oilwell Varco, Inc. (D)	1,025
14	Rockwell Automation, Inc.	937
23	Trina Solar Ltd. ADR (D)(G)	1,374

		36,353

	Consumer Cyclical — 6.4%
76	Aker Kvaerner (A)	2,667
65	AMEC plc (A)	1,135
62	American Axle & Manufacturing Holdings, Inc. (G)	1,694
109	Arcandor AG (A)(D)(G)	3,522
752	Bosideng International Holdings Ltd. (D)	322
1,405	Buck Holdings L.P. (A)(D)(H)	1,264
116	Bulgari S.p.A. (A)	1,813
1,572	China Communications Construction Co., Ltd. (A)	4,988
352	Circuit City Stores, Inc. (G)	2,789
72	Copart, Inc. (D)	2,756
806	Country Garden Holdings Co. (A)(D)	1,328
288	Dick’s Sporting Goods, Inc. (D)	9,597
2,064	Ford Motor Co. (D)(G)	18,304
17	Foster Wheeler Ltd. (D)	2,454
609	Golden Eagle Retail Group Ltd. (A)	633
159	Home Depot, Inc.	5,013
184	Kohl’s Corp. (D)	10,098
43	Limited Brands, Inc.	955
326	Liz Claiborne, Inc.	9,271
39	Macy’s, Inc.	1,242
55	MDC Holdings, Inc.	2,224
12	Metso Oyj (A)	709
173	Office Depot, Inc. (D)	3,239
215	Tesco plc (A)	2,187
19	Tod’s S.p.A. (A)	1,605

		91,809

	Consumer Staples — 3.2%
128	Avon Products, Inc.	5,250
846	China Resources Enterprise (A)	3,711
89	Cosan Ltd. (D)	1,133
165	Cosan S.A. Industria E Comercio	2,580
174	Dean Foods Co.	4,829
134	Imperial Tobacco Group plc (A)	6,809
6,119	Marine Harvest (A)(D)(G)	6,247
22	Nestle S.A. (A)	10,245
153	Unilever N.V. NY Shares	4,976

		45,780

	Energy — 7.0%
27	Aegean Marine Petroleum Network	1,090
338	Brasil EcoDiesel Industria (D)	2,120
82	Canadian Natural Resources Ltd.	6,778

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Energy — (continued)
20	Canadian Natural Resources Ltd. ADR	$1,656
416	Chesapeake Energy Corp.	16,428
6	Core Laboratories N.V. (D)	908
16	EnCana Corp.	1,101
79	Exxon Mobil Corp.	7,221
215	Halliburton Co.	8,476
63	Lundin Petroleum AB (A)(D)	762
141	Newfield Exploration Co. (D)	7,597
71	Noble Energy, Inc.	5,434
166	OAO Gazprom ADR	8,277
60	Petro-Canada	3,462
52	Petroleo Brasileiro S.A. ADR (G)	4,954
18	Sasol Ltd. ADR	920
145	Talisman Energy, Inc.	3,161
91	Total S.A. ADR	7,307
14	Transocean, Inc. (D)	1,623
42	UGI Corp.	1,113
15	Valero Energy Corp.	1,078
59	Weatherford International Ltd. (D)	3,855
24	Woodside Petroleum Ltd. (A)	1,170
59	XTO Energy, Inc.	3,930

		100,421

	Finance — 15.9%
325	ACE Ltd.	19,722
138	Aercap Holdings N.V. (D)	3,471
79	Aetna, Inc.	4,426
39	Affiliated Managers Group, Inc. (D)(G)	5,065
361	Aircastle Ltd.	11,657
103	Alibaba.com Ltd. (D)(Q)	179
128	American International Group, Inc.	8,105
156	Apollo Investment Corp. (G)	3,243
56	Assurant, Inc.	3,273
271	Asya Katilim Bankasi AS (A)(D)	2,325
48	Axis Capital Holdings Ltd.	1,902
119	Banco Bradesco S.A. (G)	4,057
364	Bank of America Corp.	17,583
247	Capital One Financial Corp.	16,194
771	China Merchants Bank Co., Ltd. (A)	3,975
124	CIT Group, Inc.	4,366
95	Citigroup, Inc.	3,993
19	Climate Exchange plc (A)(D)(G)	488
4	CNinsure, Inc. (D)	91
110	Commerce Bancorp, Inc.	4,474
327	Countrywide Financial Corp. (G)	5,078
47	Deutsche Boerse AG (A)	7,346
326	E*Trade Financial Corp. (D)	3,629
10	Eurocastle Investment Ltd. (A)	328
55	Everest Re Group Ltd.	5,884
879	Freedom Acquisition Holdings, Inc. (D)#	16,353
213	Genesis Lease Ltd.	4,680
19	Goldman Sachs Group, Inc.	4,785
83	Hong Kong Exchanges & Clearing Ltd. (A)	2,771
161	Julius Baer Holding Ltd. (A)	13,944
2	Mastercard, Inc.	303
80	MBIA, Inc. (G)	3,438
103	MF Global Ltd. (D)	3,031
	Finance — (continued)
116	Oaktree Capital (D)(I)	4,466
268	PennantPark Investment Corp. (G)	3,498
41	Platinum Underwriters Holdings Ltd.	1,480
69	Redecard S.A. (D)	1,468
961	Royal Bank of Scotland Group plc (A)	10,375
9	TD Ameritrade Holding Corp. (D)	178
95	Thornburg Mortgage, Inc. (G)	996
135	UBS AG	7,221
332	UniCredito Italiano S.p.A. (A)	2,855
22	Wellcare Health Plans, Inc. (D)	542
153	Western Union Co.	3,365

		226,603

	Health Care — 8.0%
238	Alkermes, Inc. (D)	3,858
126	American Oriental Bioengineering, Inc. (D)(G)	1,738
80	Amgen, Inc. (D)	4,643
55	Amylin Pharmaceuticals, Inc. (D)(G)	2,458
42	Astellas Pharma, Inc. (A)	1,878
183	Bristol-Myers Squibb Co.	5,491
71	Cie Generale d’Optique Essilor International S.A. (A)(D)	4,536
74	Cooper Co., Inc.	3,108
187	CVS/Caremark Corp.	7,793
50	Eli Lilly & Co.	2,680
279	HealthSouth Corp. (D)(G)	5,603
644	Hengan International Group Co., Ltd. (A)	2,512
221	Impax Laboratories, Inc. (D)	2,373
77	McKesson Corp.	5,076
28	Medtronic, Inc.	1,319
85	MGI Pharma, Inc. (D)	2,769
69	Mindray Medical International Ltd.	2,757
15	Monsanto Co.	1,450
57	Sanofi-Aventis S.A. (A)	4,982
223	Sanofi-Aventis S.A. ADR	9,810
800	Schering-Plough Corp.	24,404
26	Teva Pharmaceutical Industries Ltd. ADR	1,134
240	Wyeth	11,686

		114,058

	Services — 7.0%
200	Allied Waste Industries, Inc. (D)	2,522
179	Avis Budget Group, Inc. (D)	3,740
419	BearingPoint, Inc. (D)	2,008
95	CACI International, Inc. Class A (D)	5,110
397	Cadence Design Systems, Inc. (D)	7,787
257	Comcast Corp. Class A (D)	5,416
559	Comcast Corp. Special Class A (D)	11,672
73	Entercom Communications Corp.	1,350
8	Fluor Corp.	1,272
334	Focus Media Holding Ltd. ADR (D)(G)	20,679
76	News Corp. Class A	1,638
291	Nice Systems Ltd. (D)	11,486
94	R.H. Donnelley Corp. (D)	5,176
969	Shangri-La Asia Ltd. (A)	3,091
80	United Parcel Service, Inc. Class B	6,016
266	Viacom, Inc. Class B (D)	10,963

		99,926

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology — 24.2%
457	Activision, Inc. (D)#	$10,817
292	Adobe Systems, Inc. (D)	13,963
66	Apple, Inc. (D)	12,518
93	Arrow Electronics, Inc. (D)	3,734
98	ASML Holding N.V. (A)	3,401
3	ASML Holding N.V. NY Shares	100
67	Canon, Inc. (A)	3,385
298	China Railway Logistics Ltd. (A)(D)	323
300	Cinram International Income Fund	4,162
547	Cisco Systems, Inc. (D)	18,084
189	Corning, Inc.	4,577
80	Ctrip.com International Ltd.	4,498
52	Danaher Corp.	4,481
231	Electronic Arts, Inc. (D)	14,125
5	Embarq Corp.	250
114	Equinix, Inc. (D)	13,334
137	Fairchild Semiconductor International, Inc. (D)	2,508
386	Flextronics International Ltd. (D)	4,745
378	Fossil, Inc. (D)	14,186
81	General Electric Co.	3,338
54	Google, Inc. (D)	38,196
173	Hologic, Inc. (D)(G)	11,738
102	Intel Corp.	2,744
283	Interactive Data Corp.	9,080
55	International Business Machines Corp.	6,363
351	JDS Uniphase Corp. (D)(G)	5,362
113	Koninklijke Philips Electronics N.V. (A)(G)	4,684
176	Lam Research Corp. (D)	8,845
58	LDK Solar Co., Ltd (D)(G)	2,301
27	MEMC Electronic Materials, Inc. (D)	1,988
200	Microsoft Corp.	7,358
194	Mitsubishi Electric Corp. (A)	2,365
85	MTN Group Ltd. (A)	1,649
189	Nokia Oyj (A)	7,514
242	Nortel Networks Corp. (D)	3,910
644	Oracle Corp. (D)	14,282
65	Orascom Telecom Holding SAE GDR	4,675
552	Qualcomm, Inc.	23,595
20	Raytheon Co.	1,298
17	Research In Motion Ltd. (D)	2,117
107	Seagate Technology	2,979
59	Solar Cayman Ltd. (A)(D)(H)	796
458	Sonus Networks, Inc. (D)(G)	3,159
528	Sprint Nextel Corp.	9,033
282	Symantec Corp. (D)	5,290
489	Telefonaktiebolaget LM Ericsson (A)	1,463
171	Telefonaktiebolaget LM Ericsson ADR	5,127
145	Turkcell Iletisim Hizmetleri ADR	3,491
256	VeriFone Holdings, Inc. (D)(G)	12,629
164	Virgin Media, Inc.	3,615
12	Zoltek Companies, Inc. (D)(G)	544

		344,719

	Transportation — 2.1%
288	All America Latina Logistica S.A.	4,555
14	Burlington Northern Santa Fe Corp.	1,220
58	Frontline LTD (A)(G)	2,623
	Transportation — (continued)
92	Grupo Aeroportuario Del ADR	2,806
57	Navios Maritime Holdings, Inc.	1,037
645	Northwest Airlines Corp. (D)	11,967
94	UAL Corp. (D)(G)	4,483
30	US Airways Group, Inc. (D)(J)	838

		29,529

	Utilities — 2.5%
21	E.On AG (A)	4,020
35	Exelon Corp.	2,881
126	Sunpower Corp. (D)(G)	15,946
207	Suntech Power Holdings Co., Ltd. ADR (D)(G)	12,172

		35,019

	Total common stock (cost $1,191,521)	$1,354,739

WARRANTS — 0.1%
	Basic Materials — 0.1%
60	TATA Steel Ltd. (H)	$1,371

	Services — 0.0%
188	Thorium Power Pipe (A)(H)	—

	Total warrants (cost $1,007)	$1,371

PREFERRED STOCK — 0.1%
	Finance — 0.1%
86	Thornburg Mortgage, Inc. (X)	$2,098

	Total preferred stock (cost $2,177)	$2,098

Contracts

CALL OPTIONS PURCHASED — 0.1%
	Long Call Index Option Contract — 0.1%
	PHLX Gold/Silver Index Call
1	Expiration: December, 2007, Exercise Price: $150.00	$2,078

	Total call options purchased (cost $844)	$2,078

	Total long-term investments (cost $1,195,549)	$1,360,286

Principal
Amount

SHORT-TERM INVESTMENTS — 12.5%
	Repurchase Agreements — 3.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $19,287, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $19,670)
$19,285	4.94% dated 10/31/2007	$19,285

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,937, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $5,035)

$4,936	4.94% dated 10/31/2007		$4,936

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,937, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $5,035)

4,936	4.94% dated 10/31/2007		4,936
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $22, collateralized by U.S. Treasury Note 2.63%, 2008, value of $23)
22	4.94% dated 10/31/2007		22

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $10,746, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $10,960)

10,745	4.94% dated 10/31/2007		10,745
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $12,672, collateralized by FNMA 6.00%, 2036 — 2037, value of $12,923)
12,670	4.94% dated 10/31/2007		12,670
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,291, collateralized by FNMA 6.00%, 2036 — 2037, value of $3,357)
3,291	4.94% dated 10/31/2007		3,291

			55,885

Shares

	Securities Purchased with Proceeds from Security Lending — 8.6%
	Cash Collateral Reinvestment Fund:
121,810	BNY Institutional Cash Reserve Fund		121,810

	Total short-term investments (cost $177,695)		$177,695

	Total investments (cost $1,373,244) (C)	107.8%	$1,537,981
	Other assets and liabilities	(7.8)%	(111,291)

	Total net assets	100.0%	$1,426,690

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 30.84% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $1,377,835 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$202,857
Unrealized Depreciation	(42,711)

Net Unrealized Appreciation	$160,146

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $191,410, which represents 13.42% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $14,260, which represents 1.00% of total net assets.

(J)	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At October 31, 2007, the market value of these securities was $838, which represents 0.06% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $181.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
6/2007	1,405	Buck Holdings L.P.	$1,406
3/2007	59	Solar Cayman Ltd.	878
7/2007 – 8/2007	60	TATA Steel Ltd. - 144A	991
4/2006	188	Thorium Power Pipe	16

The aggregate value of these securities at October 31, 2007 was $3,431 which represents 0.24% of total net assets.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$79	$78	11/01/07	$1
Canadian Dollar (Buy)	331	328	11/01/07	3
Canadian Dollar (Buy)	450	446	11/02/07	4
Canadian Dollar (Buy)	958	960	11/05/07	(2)
Euro (Buy)	503	501	11/02/07	2
Euro (Sell)	98	98	11/02/07	—
Euro (Sell)	397	397	11/05/07	—
Hong Kong Dollar (Buy)	549	549	11/01/07	—
Hong Kong Dollar (Buy)	181	181	11/06/07	—
Japanese Yen (Buy)	27	27	11/01/07	—
Japanese Yen (Sell)	100	101	11/01/07	1
Japanese Yen (Buy)	173	174	11/02/07	(1)
Japanese Yen (Sell)	79	79	11/02/07	—
Japanese Yen (Sell)	20	20	11/05/07	—
Norwegian Krone (Buy)	87	88	11/01/07	(1)
Norwegian Krone (Buy)	96	96	11/02/07	—
Norwegian Krone (Sell)	362	363	11/02/07	1
Norwegian Krone (Buy)	335	335	11/05/07	—
Swedish Krona (Sell)	462	460	11/01/07	(2)

				$6

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2007

Percentage of
Country	Net Assets

Australia	0.3%

Bermuda	0.0

Brazil	2.7

Canada	4.4

China	3.8

Egypt	0.3

Finland	0.7

France	2.0

Germany	1.1

Greece	0.1

Hong Kong	0.9

Indonesia	0.6

Ireland	0.3

Israel	0.9

Italy	0.4

Japan	0.7

Luxembourg	0.3

Mexico	0.2

Netherlands	1.2

Norway	0.6

Papua New Guinea	0.1

Russia	1.3

South Africa	0.4

Sweden	0.6

Switzerland	2.4

Turkey	0.4

United Kingdom	4.2

United States	64.4

Short-Term Investments	12.5

Other Assets and Liabilities	(7.8)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Checks and Balances Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 96.4%
EQUITY FUNDS — 64.3%
1,616	The Hartford Capital Appreciation Fund, Class Y		$79,563
3,399	The Hartford Dividend and Growth Fund, Class Y		79,563

	Total equity funds (cost $151,549)		$159,126

FIXED INCOME FUNDS — 32.1%
7,453	The Hartford Total Return Bond Fund, Class Y		$79,299

	Total fixed income funds (cost $78,731)		$79,299

	Total investments in affiliated investment companies (cost $230,280) (C)	96.4%	$238,425
	Other assets and liabilities	3.6%	9,002

	Total net assets	100.0%	$247,427

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $230,280 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,145
Unrealized Depreciation	—

Net Unrealized Appreciation	$8,145

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Conservative Allocation Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.7%
EQUITY FUNDS — 40.4%
519	The Hartford Capital Appreciation Fund, Class Y		$25,542
754	The Hartford Disciplined Equity Fund, Class Y		11,629
907	The Hartford Equity Income Fund, Class Y		13,815
306	The Hartford Global Growth Fund, Class Y		8,001
210	The Hartford International Opportunities Fund, Class Y		4,728
239	The Hartford International Small Company Fund, Class Y		4,365
256	The Hartford Select MidCap Value Fund, Class Y		3,130
396	The Hartford Select SmallCap Value Fund, Class Y		4,677
186	The Hartford Value Opportunities Fund, Class Y		3,483

	Total equity funds (cost $67,089)		$79,370

FIXED INCOME FUNDS — 59.3%
1,193	The Hartford Floating Rate Fund, Class Y		$11,665
2,691	The Hartford Income Fund, Class Y		27,237
2,000	The Hartford Inflation Plus Fund, Class Y		21,383
3,095	The Hartford Short Duration Fund, Class Y		30,365
121	The Hartford Strategic Income Fund, Class Y		1,183
2,316	The Hartford Total Return Bond Fund, Class Y		24,641

	Total fixed income funds (cost $117,572)		$116,474

	Total investments in affiliated investment companies (cost $184,661) (C)	99.7%	$195,844
	Other assets and liabilities	0.3%	626

	Total net assets	100.0%	$196,470

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $185,091 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,055
Unrealized Depreciation	(1,302)

Net Unrealized Appreciation	$10,753

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Disciplined Equity Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.5%
	Basic Materials — 2.5%
57	Church & Dwight Co., Inc.	$2,705
9	Freeport-McMoRan Copper & Gold, Inc.	1,035
43	Kimberly-Clark Corp.	3,048
43	Owens-Illinois, Inc. (D)	1,906

		8,694

	Capital Goods — 3.6%
4	Eaton Corp.	324
24	Northrop Grumman Corp.	1,982
83	Parker-Hannifin Corp.	6,642
199	Xerox Corp. (D)	3,464

		12,412

	Consumer Cyclical — 8.4%
31	Abercrombie & Fitch Co. Class A	2,432
78	Altria Group, Inc.	5,696
48	BJ’s Wholesale Club, Inc. (D)	1,726
26	Costco Wholesale Corp.	1,749
47	Kohl’s Corp. (D)(U)	2,556
106	Kroger Co.	3,115
91	Lowe’s Cos., Inc.	2,452
34	Mosaic Co. (D)	2,394
73	Newell Rubbermaid, Inc.	2,117
73	NIKE, Inc. Class B	4,804

		29,041

	Consumer Staples — 3.1%
47	PepsiCo, Inc.	3,428
114	Reynolds American, Inc. (G)	7,371

		10,799

	Energy — 10.5%
42	Chevron Corp.	3,825
118	ConocoPhillips Holding Co.	10,042
66	Exxon Mobil Corp.	6,035
13	Marathon Oil Corp.	792
129	Occidental Petroleum Corp.	8,935
93	Valero Energy Corp.	6,546

		36,175

	Finance — 23.2%
117	ACE Ltd.	7,061
32	Aetna, Inc.	1,769
81	Allied World Assurance Holdings Ltd.	3,890
122	Assurant, Inc.	7,106
104	Axis Capital Holdings Ltd.	4,145
197	Bank of America Corp.	9,531
16	Blackrock, Inc. (G)	3,332
16	Capital One Financial Corp.	1,030
124	Citigroup, Inc.	5,206
68	Everest Re Group Ltd.	7,266
40	Goldman Sachs Group, Inc.	9,991
59	Reinsurance Group of America, Inc.	3,377
17	Ryder System, Inc.	818
36	Travelers Cos., Inc.	1,890
135	UnitedHealth Group, Inc.	6,616
88	Wellpoint, Inc. (D)	6,964

		79,992

	Health Care — 12.9%
62	Amylin Pharmaceuticals, Inc. (D)(G)	2,773
282	Bristol-Myers Squibb Co.	8,442
42	Cephalon, Inc. (D)(G)	3,090
	Health Care — (continued)
29	Coventry Health Care, Inc. (D)	1,749
113	Eli Lilly & Co.	6,130
135	Forest Laboratories, Inc. (D)	5,263
35	Gilead Sciences, Inc. (D)	1,607
8	LifePoint Hospitals, Inc. (D)	244
103	McKesson Corp.	6,828
248	Schering-Plough Corp.	7,575
18	Wyeth	856

		44,557

	Services — 5.3%
77	Accenture Ltd. Class A	2,995
23	Apollo Group, Inc. Class A (D)	1,783
87	Autodesk, Inc. (D)	4,250
5	ITT Educational Services, Inc. (D)	661
39	Manpower, Inc.	2,945
166	Walt Disney Co.	5,745

		18,379

	Technology — 22.8%
11	Apple, Inc. (D)	1,994
167	Applied Materials, Inc.	3,249
251	AT&T, Inc.	10,473
53	CenturyTel, Inc.	2,326
45	Danaher Corp.	3,864
8	Dover Corp.	386
18	Embarq Corp. (G)	931
201	Hewlett-Packard Co.	10,408
61	International Business Machines Corp. (U)	7,130
69	KLA-Tencor Corp.	3,654
118	Lam Research Corp. (D)(G)	5,904
63	Lockheed Martin Corp.	6,955
198	Microsoft Corp.	7,299
336	Oracle Corp. (D)	7,454
84	Qualcomm, Inc.	3,576
119	Symantec Corp. (D)	2,237
7	Whirlpool Corp. (G)	531

		78,371

	Transportation — 0.3%
10	General Dynamics Corp.	946

	Utilities — 4.9%
75	Duke Energy Corp.	1,441
42	Entergy Corp.	4,975
23	Exelon Corp.	1,904
31	FirstEnergy Corp.	2,182
55	FPL Group, Inc.	3,777
34	NRG Energy, Inc. (D)	1,534
12	Public Service Enterprise Group, Inc.	1,109

		16,922

	Total common stock (cost $288,302)	$336,288

The accompanying notes are an integral part of these financial statements.

The Hartford Disciplined Equity Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 10.0%
	Repurchase Agreements — 2.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,897, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $2,955)
$2,897	4.94% dated 10/31/2007		2,897
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $742, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $756)
741	4.94% dated 10/31/2007		741

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $742, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $756)

742	4.94% dated 10/31/2007		742
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3, collateralized by U.S. Treasury Note 2.63%, 2008, value of $3)
3	4.94% dated 10/31/2007		3

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,614, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,646)

1,614	4.94% dated 10/31/2007		1,614
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,903, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,941)
1,903	4.94% dated 10/31/2007		1,903
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $494, collateralized by FNMA 6.00%, 2036 — 2037, value of $504)
494	4.94% dated 10/31/2007		494

			8,394

Shares

	Securities Purchased with Proceeds from Security Lending — 7.5%
	Cash Collateral Reinvestment Fund:
25,759	BNY Institutional Cash Reserve Fund		$25,759

Principal
Amount

	U.S. Treasury Bills — 0.1%
$300	3.96%, 01/24/2008 (S)		298

	Total short-term investments (cost $34,451)		$34,451

	Total investments (cost $322,753) (C)	107.5%	$370,739
	Other assets and liabilities	(7.5)%	(25,991)

	Total net assets	100.0%	$344,748

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $322,952 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,896
Unrealized Depreciation	(4,109)

Net Unrealized Appreciation	$47,787

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	33	Long	Dec, 2007	$37

* The number of contracts does not omit 000’s.

(U)	At October 31, 2007, securities valued at $1,299 were designated to cover open call options written as follows (see Note 2b to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

IBM Corp	58	$125.00	Nov, 2007	$1	$12
Kohl’s Corp	82	70.00	Nov, 2007	—	7

				$1	$19

* The number of contracts does not omit 000’s.

At October 31, 2007, cash of $1,174 was designated to cover open put options written as follows (see Note 2 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Marathon Oil	29	$55.00	Nov, 2007	$2	$3

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.6%
	Basic Materials — 7.9%
111	AbitibiBowater, Inc. (G)	$3,786
703	Agrium, Inc.	44,690
895	Alcoa, Inc.	35,417
420	Companhia Vale do Rio Doce ADR (G)	15,844
1,431	E.I. DuPont de Nemours & Co. (G)	70,842
1,023	International Paper Co. (G)	37,806
379	Kimberly-Clark Corp.	26,832
513	Newmont Mining Corp.	26,101
685	Pentair, Inc. (G)	24,232
373	Rhodia S.A. (D)(G)	14,343
687	Rohm & Haas Co. (G)	35,642

		335,535

	Capital Goods — 4.1%
223	3M Co.	19,215
83	Caterpillar, Inc. (G)	6,208
520	Deere & Co.	80,548
242	Illinois Tool Works, Inc.	13,840
109	Parker-Hannifin Corp.	8,796
585	Spirit Aerosystems Holdings, Inc. (D)	20,294
1,495	Xerox Corp. (D)	26,078

		174,979

	Consumer Cyclical — 7.5%
740	Altria Group, Inc.	53,961
477	Avery Dennison Corp. (G)	27,601
542	Home Depot, Inc.	17,088
1,000	Honda Motor Co., Ltd. ADR	37,434
755	McDonald’s Corp.	45,073
1,188	Staples, Inc.	27,716
1,113	Sysco Corp. (G)	38,158
1,629	Wal-Mart Stores, Inc.	73,652

		320,683

	Consumer Staples — 6.4%
244	Bunge Ltd. Finance Corp. (G)	28,049
382	Coca-Cola Co.	23,580
315	Hormel Foods Corp.	11,506
452	Nestle S.A. ADR	52,182
817	PepsiCo, Inc.	60,251
1,067	Procter & Gamble Co.	74,145
677	Tyson Foods, Inc. Class A	10,690
363	Unilever N.V. NY Shares	11,792

		272,195

	Energy — 17.4%
798	Anadarko Petroleum Corp. (G)	47,122
1,752	Chevron Corp.	160,362
951	ConocoPhillips Holding Co.	80,831
900	EnCana Corp.	62,744
1,672	Exxon Mobil Corp.	153,837
485	Royal Dutch Shell plc	42,442
366	Schlumberger Ltd.	35,354
1,311	Total S.A. ADR (G)	105,680
761	XTO Energy, Inc.	50,522

		738,894

	Finance — 15.2%
600	ACE Ltd.	36,372
797	Allstate Corp.	41,758
866	American International Group, Inc.	54,662
2,203	Bank of America Corp.	106,372
121	Capital One Financial Corp.	7,910
1,926	Citigroup, Inc.	80,691
384	Federal Home Loan Mortgage Corp. (G)	20,051
508	ING Groep N.V. ADR	22,864
311	Lincoln National Corp.	19,403
502	MBIA, Inc. (G)	21,617
318	Merrill Lynch & Co., Inc.	21,021
345	PNC Financial Services Group, Inc.	24,910
256	Prudential Financial, Inc.	24,712
722	State Street Corp.	57,602
662	Synovus Financial Corp. (G)	17,445
1,042	UBS AG	55,923
698	Wachovia Corp.	31,906

		645,219

	Health Care — 10.8%
1,369	Abbott Laboratories	74,780
448	AstraZeneca plc ADR (G)	22,012
1,504	Bristol-Myers Squibb Co.	45,090
1,495	Eli Lilly & Co.	80,954
1,173	Medtronic, Inc.	55,633
749	Sanofi-Aventis S.A. ADR	32,950
2,557	Schering-Plough Corp. (G)	78,043
477	Teva Pharmaceutical Industries Ltd. ADR	20,993
163	Walgreen Co.	6,467
906	Wyeth	44,039

		460,961

	Services — 6.7%
713	Accenture Ltd. Class A	27,854
667	Automatic Data Processing, Inc.	33,042
586	CBS Corp. Class B (G)	16,814
1,478	Comcast Corp. Class A (D)(G)	31,103
761	Comcast Corp. Special Class A (D)(G)	15,890
755	New York Times Co. Class A (G)	14,772
1,560	Time Warner, Inc.	28,487
549	United Parcel Service, Inc. Class B	41,237
725	Viacom, Inc. Class B (D)	29,942
1,265	Waste Management, Inc.	46,022

		285,163

	Technology — 14.2%
1,453	Applied Materials, Inc.	28,223
860	ASML Holding N.V. (G)	30,047
4,279	AT&T, Inc.	178,802
2,619	General Electric Co.	107,798
322	Intel Corp.	8,654
927	International Business Machines Corp.	107,666
341	Lockheed Martin Corp.	37,568
1,176	Maxim Integrated Products, Inc.	31,875
708	Microsoft Corp.	26,051
1,043	Verizon Communications, Inc.	48,071

		604,755

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Transportation — 0.9%
331	Royal Caribbean Cruises Ltd.		$14,202
1,592	Southwest Airlines Co. (G)		22,628

			36,830

	Utilities — 5.5%
576	Dominion Resources, Inc.		52,770
1,018	Exelon Corp.		84,268
915	FPL Group, Inc.		62,611
298	Progress Energy, Inc. (G)		14,313
234	Veolia Environment ADR (G)		21,015

			234,977

	Total common stock (cost $3,200,406)		$4,110,191

Principal
Amount

SHORT-TERM INVESTMENTS — 11.0%
	Repurchase Agreements — 3.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $48,654, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $49,620)
$48,647	4.94% dated 10/31/2007		$48,647

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $12,454, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $12,701)

12,452	4.94% dated 10/31/2007		12,452

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $12,454, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $12,702)

12,452	4.94% dated 10/31/2007		12,452
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $56, collateralized by U.S. Treasury Note 2.63%, 2008, value of $57)
56	4.94% dated 10/31/2007		56

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $27,108, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $27,647)

27,105	4.94% dated 10/31/2007		27,105
	Repurchase Agreements — (continued)
Principal			Market
Amount			Value (W)

	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $31,965, collateralized by FNMA 6.00%, 2036 — 2037, value of $32,600)
31,961	4.94% dated 10/31/2007		$31,961
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $8,303, collateralized by FNMA 6.00%, 2036 — 2037, value of $8,469)
8,302	4.94% dated 10/31/2007		8,302

			140,975

Shares

	Securities Purchased with Proceeds from Security Lending — 7.7%
	Cash Collateral Reinvestment Fund:
327,770	BNY Institutional Cash Reserve Fund		327,770

	Total short-term investments (cost $468,745)		$468,745

	Total investments (cost $3,669,151) (C)	107.6%	$4,578,936
	Other assets and liabilities	(7.6)%	(321,783)

	Total net assets	100.0%	$4,257,153

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.93% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $3,671,811 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$961,080
Unrealized Depreciation	(53,955)

Net Unrealized Appreciation	$907,125

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund)

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.9%
EQUITY FUNDS — 99.9%
1,421	The Hartford Capital Appreciation Fund, Class Y		$69,979
1,428	The Hartford Disciplined Equity Fund, Class Y		22,038
89	The Hartford Dividend and Growth Fund, Class Y		2,095
794	The Hartford Equity Income Fund, Class Y		12,093
881	The Hartford Global Growth Fund, Class Y		23,076
517	The Hartford Growth Opportunities Fund, Class Y		20,404
848	The Hartford International Opportunities Fund, Class Y		19,056
963	The Hartford International Small Company Fund, Class Y		17,591
1,111	The Hartford Select MidCap Value Fund, Class Y		13,568
1,827	The Hartford Select SmallCap Value Fund, Class Y		21,560
728	The Hartford Small Company Fund, Class Y		18,932
37	The Hartford Stock Fund, Class Y		937
3,911	The Hartford Value Fund, Class Y		55,100

	Total investments in affiliated investment companies (cost $245,377) (C)	99.9%	$296,429
	Other assets and liabilities	0.1%	289

	Total net assets	100.0%	$296,718

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $245,377 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,440
Unrealized Depreciation	(388)

Net Unrealized Appreciation	$51,052

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Income Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.7%
	Basic Materials — 7.4%
147	Air Products and Chemicals, Inc.	$14,403
122	Alcoa, Inc. (G)	4,830
454	Dow Chemical Co.	20,449
221	E.I. DuPont de Nemours & Co.	10,951
93	International Paper Co.	3,445
172	Kimberly-Clark Corp.	12,181
116	PPG Industries, Inc.	8,680

		74,939

	Capital Goods — 4.3%
109	3M Co.	9,379
290	American Standard Cos., Inc.	10,797
69	Deere & Co.	10,611
313	Pitney Bowes, Inc.	12,532

		43,319

	Consumer Cyclical — 3.3%
350	Altria Group, Inc.	25,533
134	McDonald’s Corp.	8,006

		33,539

	Consumer Staples — 7.4%
136	Colgate-Palmolive Co.	10,342
366	ConAgra Foods, Inc.	8,688
97	Diageo plc ADR	8,891
216	General Mills, Inc.	12,471
252	Kellogg Co. (G)	13,301
242	Kraft Foods, Inc.	8,097
176	PepsiCo, Inc.	12,975

		74,765

	Energy — 16.0%
542	Chevron Corp.	49,635
529	ConocoPhillips Holding Co.	44,941
537	Exxon Mobil Corp.	49,437
94	Royal Dutch Shell plc ADR	8,195
125	Total S.A. ADR	10,076

		162,284

	Finance — 24.5%
177	ACE Ltd.	10,741
196	Allstate Corp.	10,249
833	Bank of America Corp.	40,214
234	Bank of New York Mellon Corp.	11,414
301	Chubb Corp.	16,078
545	Citigroup, Inc.	22,819
617	Host Hotels & Resorts, Inc.	13,679
410	JP Morgan Chase & Co.	19,289
209	Lloyd’s TSB Group plc ADR (G)	9,533
262	PNC Financial Services Group, Inc.	18,922
407	UBS AG	21,841
801	US Bancorp	26,563
290	Wachovia Corp.	13,269
420	Wells Fargo & Co.	14,284

		248,895

	Health Care — 7.4%
245	Abbott Laboratories	13,354
220	Baxter International, Inc.	13,194
323	Bristol-Myers Squibb Co.	9,699
158	Eli Lilly & Co.	8,561
169	GlaxoSmithKline plc ADR	8,646
445	Wyeth	21,658

		75,112

	Services — 1.7%
209	R.R. Donnelley & Sons Co.	8,416
247	Waste Management, Inc.	8,996

		17,412

	Technology — 15.3%
1,193	AT&T, Inc.	49,850
249	Chunghwa Telecom Co., Ltd. ADR	4,772
1,242	General Electric Co.	51,125
550	Intel Corp.	14,784
276	Nokia Corp.	10,943
521	Verizon Communications, Inc.	24,015

		155,489

	Utilities — 10.4%
224	American Electric Power Co., Inc.	10,794
182	Consolidated Edison, Inc. (G)	8,566
131	Dominion Resources, Inc.	12,003
103	Entergy Corp.	12,346
229	Exelon Corp.	18,990
437	FPL Group, Inc.	29,909
145	SCANA Corp.	5,882
203	Southern Co.	7,457

		105,947

	Total common stock (cost $831,363)	$991,701

Principal
Amount

SHORT-TERM INVESTMENTS — 4.7%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,686, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $6,819)
$6,685	4.94% dated 10/31/2007	$6,685

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,711, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,745)

1,711	4.94% dated 10/31/2007	1,711

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,711, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,745)

$1,711	4.94% dated 10/31/2007		$1,711
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $8, collateralized by U.S. Treasury Note 2.63%, 2008, value of $8)
8	4.94% dated 10/31/2007		8

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,725, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $3,799)

3,724	4.94% dated 10/31/2007		3,724
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,393, collateralized by FNMA 6.00%, 2036 — 2037, value of $4,480)
4,392	4.94% dated 10/31/2007		4,392
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,141, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,164)
1,141	4.94% dated 10/31/2007		1,141

			19,372

Shares

	Securities Purchased with Proceeds from Security Lending — 2.8%
	Cash Collateral Reinvestment Fund:
28,734	BNY Institutional Cash Reserve Fund		28,734

	Total short-term investments (cost $48,106)		$48,106

	Total investments (cost $879,469) (C)	102.4%	$1,039,807
	Other assets and liabilities	(2.4)%	(24,502)

	Total net assets	100.0%	$1,015,305

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.16% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $879,531 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$171,216
Unrealized Depreciation	(10,940)

Net Unrealized Appreciation	$160,276

(G)	Security is partially on loan at October 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.7%
		Finance — 0.7%
		Bayview Financial Acquisition Trust
	$2,600	6.97%, 05/28/2037 (H)(L)	$1,560
		CS First Boston Mortgage Securities Corp.
	967	6.79%, 11/15/2019 (H)(L)	966
	1,800	7.04%, 11/15/2019 (H)(L)	1,796
		Goldman Sachs Mortgage Securities Corp.
	17,322	6.82%, 02/01/2008 (H)(L)	17,235
		Helios Finance L.P.
	5,000	7.85%, 10/20/2014 (H)(L)	4,896
		Structured Asset Securities Corp.
	4,453	7.37%, 02/25/2037 (H)(L)	2,927
		Wells Fargo Home Equity Trust
	4,363	7.12%, 03/25/2037 (H)(L)	2,229

		Total asset & commercial mortgage backed securities (cost $36,205)	$31,609

CORPORATE BONDS: NON-INVESTMENT GRADE — 2.0%
		Basic Materials — 0.5%
		Bowater, Inc.
	$5,000	8.69%, 03/15/2010 (L)	$4,575
		Hexion Specialty Chemicals
	2,000	10.06%, 11/15/2014 (L)	2,070
		Norske Skog Canada Ltd.
	7,750	8.63%, 06/15/2011 #	6,123
		Nova Chemicals Corp.
	10,445	8.48%, 11/15/2013 (L)#	10,262

			23,030

		Consumer Cyclical — 0.3%
		Aramark Corp.
	2,000	8.86%, 02/01/2015 (L)	2,010
		AutoNation, Inc.
	4,600	7.24%, 04/15/2013 (L)	4,496
		Builders FirstSource, Inc.
	5,050	9.81%, 02/15/2012 (L)	4,747
		Masonite International Corp.
	4,000	11.00%, 04/06/2015 #	3,400

			14,653

		Finance — 0.3%
		Ford Motor Credit Co.
	11,000	7.99%, 01/13/2012 (L)	10,184
		United Rentals North America, Inc.
	2,000	7.00%, 02/15/2014	2,120

			12,304

		Services — 0.1%
		Cablevision Systems Corp.
	2,000	9.64%, 04/01/2009 (L)	2,055

		Technology — 0.8%
		Centennial Communications Corp.
	3,865	10.98%, 01/01/2013 (L)	3,981
		Freescale Semiconductor, Inc.
	2,000	9.57%, 12/15/2014 (L)	1,837
		General Cable Corp.
	8,905	7.61%, 04/01/2015 (L)	8,794
		Intelsat Bermuda Ltd.
	4,000	8.89%, 01/15/2015 (L)	4,060
		Level 3 Financing, Inc.
	2,000	9.15%, 02/15/2015 (L)	1,805
		Technology — (continued)
Principal			Market
Amount (B)			Value (W)

		Nortel Networks Ltd.
	9,350	9.49%, 07/15/2011 (I)(L)	9,233
		NXP B.V./NXP Funding LLC
	8,385	7.99%, 10/15/2013 (L)	7,945

			37,655

		Utilities — 0.0%
		Calpine Generating Co. LLC
	30	9.07%, 04/01/2009 (H)(L)	1

		Total corporate bonds: non-investment grade (cost $92,828)	$89,698

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE (V) — 0.3%
		Finance — 0.3%
		Residential Capital Corp.
	$16,500	6.61%, 07/28/2008 (N)	$14,575

		Total senior floating rate interests:
		investment grade (cost $16,467)	$14,575

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 93.8%
		Basic Materials — 10.7%
		Arizona Chemical Co.
	$6,965	7.54%, 02/27/2013 (N)	$6,660
	8,250	11.01%, 02/27/2014 (N)	7,384
		Berry Plastics Holding Co.
	26,109	7.36%, 04/03/2015 (N)	25,358
		Blount, Inc.
	4,912	7.40%, 06/09/2010 (N)#	4,802
		Boise Cascade LLC
	10,933	6.49%, 05/01/2014 (N)	10,830
	2,005	6.72%, 05/01/2014 (N)	1,990
		Brenntag Group
	2,411	7.39%, 01/12/2014 (N)(Q)	2,339
	10,000	9.39%, 12/22/2012 (N)(Q)	9,575
		Brenntag Group, Acquisition Term
	589	7.39%, 01/12/2014 (N)(Q)	575
		Calumet Lubricants Co. L.P.
	1,006	9.08%, 12/01/2012 (AA)	981
	667	9.23%, 12/01/2012 (N)	650
		Celanese U.S. Holdings LLC, Letter of Credit
	2,826	6.87%, 03/30/2014 (AA)	2,776
		Celanese U.S. Holdings LLC, Term Loan B
	16,089	6.98%, 03/30/2014 (N)	15,860
		Cenveo, Inc.
	14,608	6.99%, 06/21/2013 (N)	14,188
		Cenveo, Inc., Delayed Draw Term Loan
	321	6.99%, 03/16/2014 (N)	316
		Coffeyville Resources
	8,726	8.48%, 12/21/2013 (N)	8,666
		Coffeyville Resources, Letter of Credit
	2,676	8.48%, 12/21/2010 (N)	2,656
		Cognis GMBH
EUR	1,000	6.89%, 05/04/2014 (N)	1,389
	11,000	7.69%, 05/04/2014 (N)(Q)	10,555
		Columbian Chemicals Co., Delayed Draw Term Loan
	4,000	6.95%, 03/16/2013 (N)	3,850
		Columbian Chemicals Co., Term Loan B
	9,395	6.95%, 03/15/2013 (N)	9,043
		Compass Minerals Group, Inc.
	7,751	6.70%, 12/22/2012 (N)	7,654

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
		Basic Materials — (continued)
		Domtar, Inc.
	$12,542	7.05%, 03/01/2014 (N)	$12,320
		Georgia-Pacific Corp., First Lien Term Loan
	26,094	7.41%, 02/14/2013 (N)	25,451
		Georgia-Pacific Corp., Term Loan B2
	5,118	7.37%, 02/14/2013 (N)	4,989
		Goodyear Engineered Products
	1,125	7.39%, 07/31/2014 (AA)(Q)	1,105
	7,875	7.46%, 07/31/2014 (N)	7,737
	4,000	10.71%, 07/31/2015 (N)	3,875
		Goodyear Tire & Rubber Co.
	31,250	6.43%, 04/18/2014 (N)	30,247
		Graham Packaging Co., Inc.
	14,525	7.66%, 04/03/2014 (N)	14,222
		Graphic Packaging Corp.
	7,477	7.39%, 08/08/2010 (N)	7,428
		Hexion Specialty Chemicals
EUR	1,879	6.70%, 05/05/2013 (N)	2,692
		Hexion Specialty Chemicals, Term Loan C1
	21,439	7.81%, 05/15/2013 (N)	21,193
		Hexion Specialty Chemicals, Term Loan C2
	4,648	7.50%, 05/15/2013 (N)	4,598
		Hexion Specialty Chemicals, Term Loan C4
	1,485	7.63%, 05/15/2013 (N)	1,469
		Hexion Specialty Chemicals, Term Loan C5
	998	7.44%, 05/05/2013 (N)	987
		Huntsman International LLC
	37,230	6.64%, 04/23/2014 (N)	36,908
		Ineos Group
	7,046	7.36%, 02/01/2013 (N)(Q)	6,982
	7,045	7.86%, 12/16/2014 (N)(Q)	6,979
		Ineos Group Holdings plc
EUR	500	8.49%, 06/16/2015 (N)	710

		Innophos, Inc.
	619	7.01%, 08/01/2010 (N)	613
		Intertape Polymer Group, Inc.
	2,378	9.59%, 07/28/2011 (N)#	2,348
		ISP Chemco LLC
	30,545	7.08%, 05/31/2014 (N)	29,781
		Jarden Corp.
	12,378	6.95%, 01/24/2012 (N)	12,094
		Jarden Corp., Term Loan B2
	12,663	6.95%, 01/24/2012 (N)	12,426
		Jarden Corp., Term Loan B3
	5,878	6.95%, 01/24/2012 (N)	5,834
		John Maneely Co.
	17,504	8.50%, 12/08/2013 (N)	16,133
		Kranson Industries
	3,661	7.45%, 07/31/2013 (N)	3,588
		Lyondell Chemical Co.
	5,423	6.25%, 08/16/2013 (N)	5,387
		MacDermid, Inc.
	12,937	7.20%, 04/11/2014 (N)	12,549
		Mega Bloks, Inc.
	6,834	7.25%, 07/26/2012 (N)	6,560
		NCI Building Systems, Inc.
	2,402	6.88%, 06/18/2010 (N)	2,336
		Novelis, Inc.
	1,714	7.20%, 07/06/2014 (N)	1,663
		Novelis, Inc., Term Loan B
	3,781	7.20%, 07/06/2014 (N)	3,668
		Basic Materials — (continued)
Principal			Market
Amount			Value (W)

		Smurfit-Stone Container Enterprises, Inc., Deposit Funded Loan
	346	5.22%, 11/01/2010 (N)	342
		Smurfit-Stone Container Enterprises, Inc., Term Loan C1
	551	6.75%, 11/01/2011 (N)	545
		Solo Cup Co.
	7,417	8.66%, 02/27/2011 (N)#	7,383
		Solutia, Inc.
	8,300	8.06%, 03/31/2008 (N)	8,284
		Verso Paper Holdings LLC
	6,612	7.00%, 07/28/2013 (N)	6,430

			475,953

		Capital Goods — 2.8%
		ACCO Brands Corp.
	5,190	7.18%, 08/15/2012 (N)	5,080
		Aearo Technologies, Inc.
	2,992	7.45%, 06/07/2014 (N)	2,895
		Bluegrass Container Corp.
	8,712	9.75%, 06/29/2013 (N)	8,728
		Bluegrass Container Corp., First Lien Term Loan
	1,355	7.29%, 06/29/2013 (N)	1,346
		Bluegrass Container Corp., Second Lien
	2,788	9.75%, 06/29/2013 (N)	2,795
		Bluegrass Container Corp., Term Loan B
	4,530	7.32%, 06/29/2013 (N)	4,498
		Ewards Ltd.
	6,983	7.54%, 05/31/2014 (N)	6,494
		Hawker Beechcraft Acquisition Co., Letter of Credit
	1,287	7.20%, 03/27/2014 (AA)(Q)	1,261
		Hawker Beechcraft Acquisition Co., Term Loan
	15,146	7.17%, 03/27/2014 (N)(Q)	14,857
		Lincoln Industries Corp.
	953	7.71%, 07/11/2014 (N)	944
		Lincoln Industries Corp., Second Lien Term Loan
	3,500	11.49%, 01/10/2015 (N)	3,465
		Lincoln Industries Corp., Term Loan B
	2,540	7.32%, 07/11/2014 (N)	2,514
		Macandrews Amg Holdings LLC
	9,500	11.26%, 04/17/2012 (N)	9,120
		Nacco Material Handling Group
	14,845	7.45%, 03/22/2013 (N)	14,288
		Primus International, Inc.
	5,257	7.63%, 06/07/2012 (N)	5,126
		Scitor Acquisition Corp.
	4,500	9.11%, 09/25/2014 (N)	4,477
		Spirit Aerosystems, Inc.
	1,254	6.90%, 09/30/2013 (N)	1,242
		Targus Group International
	11,397	8.87%, 11/22/2012 (N)	10,619
		Unifrax Corp.
	4,258	7.06%, 05/02/2013 (N)	4,119
		Vought Aircraft Industries, Inc.
	3,957	7.34%, 12/22/2011 (N)	3,912
		Wesco Aircraft Hardware Corp.
	1,945	7.45%, 09/29/2013 (N)	1,921
		Yankee Candle Co.
	16,984	7.20%, 02/06/2014 (N)	16,506

			126,207

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Consumer Cyclical — 10.4%
	Accuride Corp.
$8,292	7.13%, 01/31/2012 (N)(Q)	$8,090
	AM General LLC
15,047	8.12%, 09/01/2013 (N)	14,990
	American Axle & Manufacturing Holdings, Inc.
16,000	7.70%, 06/14/2012 (N)	15,440
	American General Finance Corp.
528	8.13%, 09/01/2013 (N)	526
	Aramark Corp.
26,938	7.20%, 01/19/2014 (N)(Q)	26,286
	Aramark Corp., Letter of Credit
1,954	7.20%, 01/19/2014 (AA)(Q)	1,907
	Axletech International
3,115	7.35%, 10/20/2012 (N)	3,076
2,000	11.73%, 04/20/2013 (N)	1,965
	Brand Energy & Infrastructure Services
11,447	7.53%, 02/07/2014 (N)	10,947
	Building Materials Holdings Corp.
1,485	6.45%, 11/10/2013 (N)	1,307
	Contech Construction Products
5,905	7.03%, 01/31/2013 (N)	5,758
	Custom Building Products
6,647	7.07%, 10/20/2011 (N)	6,314
2,000	10.20%, 04/20/2012 (N)#	1,880
	Dana Corp.
25,500	7.98%, 03/03/2008 (N)(Q)	25,295
	David’s Bridal, Inc.
6,468	7.36%, 01/25/2014 (N)	6,079
	Delphi Corp.
20,430	7.14%, 12/31/2007 (N)(Q)	20,339
2,000	7.88%, 01/18/2008 (N)	1,987
	Dollarama Group L.P.
5,910	6.71%, 11/18/2011 (N)	5,770
	Easton-Bell Sports, Inc.
19,058	6.85%, 03/16/2012 (N)	18,391
	Federal-Mogul Corp.
7,750	6.65%, 12/31/2007 (N)	7,684
	Ford Motor Co.
22,473	8.70%, 12/15/2013 (N)	21,560
	Foster Wheeler LLC
4,500	5.12%, 09/12/2011 (N)	4,365
	General Motors Corp.
13,346	7.59%, 11/27/2013 (N)	13,041
	Invista B.V., Term Loan A1
3,945	6.70%, 04/30/2010 (N)	3,807
	Invista B.V., Term Loan A2
10,834	6.70%, 04/30/2010 (N)	10,455
	KIK Custom Products, Inc., Canadian Term Loan
439	7.46%, 05/23/2014 (N)	419
	KIK Custom Products, Inc., Second Lien
3,500	10.20%, 11/23/2014 (N)	2,870
	KIK Custom Products, Inc., Term Loan B
2,561	7.46%, 05/23/2014 (N)	2,407
	Lear Corp.
13,928	7.79%, 04/25/2012 (N)(Q)	13,680
	Levi Strauss & Co.
28,000	7.57%, 03/09/2014 (N)	26,040
	Masonite International Corp., Canadian Term Loan
8,382	7.12%, 04/30/2010 (N)	7,858
	Consumer Cyclical — (continued)
	Masonite International Corp., U.S. Term Loan
8,369	7.12%, 04/30/2010 (N)#	7,841
	Michael’s Stores, Inc.
16,920	7.62%, 11/11/2013 (N)	16,127
	Mother’s Work, Inc.
4,975	7.66%, 03/09/2013 (N)	4,577
	Navistar International, Letter of Credit
4,533	8.23%, 01/17/2012 (N)	4,477
	Navistar International
12,467	8.23%, 01/17/2012 (N)	12,311
	Neiman Marcus Group
3,303	7.45%, 04/06/2013 (N)	3,244
	Nortek, Inc.
7,851	7.05%, 08/27/2011 (N)#	7,655
	Oshkosh Trucking Corp.
1,750	7.20%, 12/06/2013 (N)	1,715
29,343	7.45%, 11/30/2013 (N)	28,842
	The Pantry, Inc.
2,328	6.51%, 05/14/2014 (N)	2,255
667	6.64%, 05/14/2014 (AA)(Q)	646
	Petco Animal Supplies, Inc
5,955	7.33%, 10/25/2013 (N)	5,817
	Roundy’s Supermarkets, Inc.
8,392	8.46%, 11/03/2011 (N)	8,337
	Sports Authority, Inc.
11,379	7.45%, 04/25/2013 (N)	10,724
	Standard Pacific Corp.
13,243	7.27%, 04/25/2013 (N)	11,058
	Standard Steel LLC
333	7.49%, 07/10/2012 (N)	327
1,646	7.70%, 07/10/2012 (N)	1,613
	Tandus, Inc.
7,000	7.90%, 05/07/2014 (N)	6,545
	Tensar Corp.
3,324	7.71%, 10/28/2012 (N)	3,241
	Toys R Us, Inc.
17,500	8.13%, 11/30/2008 (N)	17,277
	TRW Automotive, Inc.
2,993	6.59%, 02/09/2014 (N)	2,955
	United Subcontractors, Inc.
3,748	8.11%, 12/27/2012 (N)	3,074
	William Carter Co.
10,522	6.46%, 07/14/2012 (N)	10,333

		461,524

	Consumer Staples — 3.2%
	American Seafoods Group, Term Loan B1
1,330	6.95%, 09/30/2011 (N)	1,297
	American Seafoods Group, Term Loan B2
11,592	6.95%, 09/30/2012 (N)	11,302
	Appleton Papers, Inc.
1,995	7.02%, 06/05/2014 (N)	1,914
	B & G Foods, Inc.
2,261	7.51%, 02/22/2013 (N)	2,227
	Bird’s Eye Foods, Inc.
9,952	6.95%, 03/21/2014 (N)	9,587
	Chiquita Brands International, Inc.
13,600	7.88%, 06/28/2012 (N)	13,339
	Dean Foods Co.
16,885	6.70%, 03/29/2014 (N)#	16,315
	Dole Food Co., Inc.
3,416	7.11%, 04/12/2013 (AA)	3,306
23,851	7.41%, 04/12/2013 (N)#	23,084
7,156	7.57%, 04/12/2013 (N)	6,926

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Consumer Staples — (continued)
	Huish Detergents, Inc.
$10,966	7.20%, 04/25/2014 (N)	$10,454
3,250	9.45%, 10/25/2014 (N)	2,841
	Johnson Diversey, Inc.
2,643	7.36%, 12/16/2011 (N)	2,609
	Michael Foods, Inc.
5,197	7.36%, 11/21/2010 (N)	5,136
	New Page Corp.
2,667	6.97%, 05/02/2011 (N)	2,650
	OSI Group, Inc., Dutch Term Loan
2,611	7.20%, 09/02/2011 (N)	2,540
	OSI Group, Inc., German Term Loan
2,089	7.20%, 09/02/2011 (N)	2,032
	OSI Group, Inc., U.S. Term Loan B
4,701	7.20%, 09/02/2011 (N)#	4,571
	Piere Foods, Inc.
10,048	9.53%, 06/30/2010 (N)	9,872
	United Agri Products, Inc.
2,963	7.90%, 06/01/2012 (N)	2,955
3,000	8.00%, 06/01/2012 (N)	2,993
	Van Houtte, Inc., First Lien Term Loan
3,511	7.70%, 07/09/2014 (N)	3,423
	Van Houtte, Inc., Second Lien Term Loan
479	7.70%, 07/09/2014 (N)	467

		141,840

	Energy — 1.7%
	Big West Oil LLC
5,594	7.14%, 02/02/2015 (N)	5,468
6,875	7.45%, 02/02/2015 (AA)(Q)	6,720
	Firstlight Power Resources, Inc., Letter of Credit
421	7.75%, 11/01/2013 (N)	404
	Firstlight Power Resources, Inc., Term Loan B
3,446	8.09%, 11/01/2013 (N)	3,308
	Key Energy Services
1,600	7.64%, 06/30/2012 (N)	1,592
	Key Energy Services, Term Loan C
8,892	7.64%, 06/30/2012 (N)	8,836
	Niska Gas Storage LLC
583	7.28%, 05/03/2013 (N)	569
	Niska Gas Storage LLC, Canadian Term Loan
3,156	7.32%, 05/03/2013 (N)	3,081
	Niska Gas Storage LLC, Delayed Draw U.S. Term Loan
347	7.33%, 05/03/2013 (N)	339
	Niska Gas Storage LLC, U.S. Term Loan
512	7.32%, 05/03/2013 (N)	498
	Petroleum Geo-Services
7,975	6.95%, 07/03/2015 (N)	7,865
	Targa Resources, Inc.
1,164	7.07%, 10/31/2012 (AA)	1,152
2,086	7.53%, 10/31/2012 (N)	2,065
	Texas Petrochemicals L.P.
2,504	7.14%, 06/27/2013 (AA)	2,422
7,418	7.61%, 06/27/2013 (N)	7,177
	Western Refining, Inc.
23,631	6.57%, 03/06/2014 (N)	23,151

		74,647

	Finance — 6.9%
	Amerigroup Corp.
7,463	7.00%, 03/26/2012 (N)	7,220
	Finance — (continued)
	Ameritrade Holding Corp.
1,700	6.14%, 12/31/2011 (N)	1,668
	Ashtead Group plc
12,375	7.13%, 08/21/2011 (N)	12,127
	Avis Budget Car Rental LLC
9,102	6.21%, 04/19/2012 (N)	8,829
	BNY Convergex Group LLC & EZE Castle Software
6,214	8.20%, 08/30/2013 (N)	6,137
	BNY Convergex Group LLC, Delayed Draw Term Loan
3,074	8.20%, 09/30/2013 (N)(Q)	2,974
	BNY Convergex Group LLC, First Lien Term Loan
2,948	8.20%, 09/30/2013 (N)	2,874
	Brickman Group Holdings, Inc.
5,972	7.14%, 01/24/2014 (N)	5,778
	Buckeye Check Cashing, Inc.
8,692	8.00%, 05/01/2012 (N)	8,431
	Chrysler Financial Services NA
19,270	9.36%, 08/03/2012 (N)	19,251
8,000	11.86%, 08/03/2013 (N)	7,847
	Conseco, Inc.
8,437	6.82%, 06/22/2010 (N)	8,058
	Covanta Holding Corp.
7,918	6.63%, 02/09/2014 (AA)	7,695
16,002	6.88%, 02/09/2014 (N)	15,575
	Crescent Resources LLC
24,500	8.05%, 09/07/2012 (N)	22,662
	Dollar Financial Corp.
2,567	7.95%, 10/30/2012 (N)	2,516
	Dollar Financial Corp., Delayed Draw Term Loan
1,888	7.95%, 10/30/2012 (N)	1,850
	Dollar Thrifty Automotive Group, Inc.
5,985	7.05%, 06/12/2014 (N)	5,865
	Euronet Worldwide, Inc.
2,605	7.10%, 03/30/2014 (N)	2,579
	FSB Holdings, Inc.
3,500	7.61%, 09/29/2013 (N)	3,430
500	10.94%, 03/29/2014 (N)	495
	General Growth Properties, Inc.
5,362	6.38%, 02/24/2010 (N)	5,263
	Golden Gate National
4,554	7.57%, 03/14/2011 (N)	4,508
	Hertz Corp.
4,331	6.87%, 12/21/2012 (N)	4,257
779	6.99%, 12/21/2012 (AA)	766
	HMSC Corp.
3,980	7.46%, 10/03/2014 (N)	3,741
1,000	10.71%, 04/03/2014 (N)	930
	Hub International Holdings, Inc., Delayed Draw Term Loan
1,646	3.46%, 06/12/2014 (AA)(Q)	1,610
	Hub International Holdings, Inc., Term Loan
7,335	8.20%, 06/14/2014 (N)	7,174
	Kar Holdings, Inc.
18,454	7.45%, 10/17/2013 (N)	17,816
	Landsource Holding Co. LLC
13,404	8.25%, 02/26/2013 (N)	11,695
	LNR Properties Corp.
7,000	7.63%, 06/29/2009 (N)	6,790
23,000	8.11%, 06/29/2011 (N)	22,310
	Mattamy Funding Partnership
2,469	7.81%, 04/11/2013 (N)	2,327

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
		Finance — (continued)
		November Land Investors LLC
	$626	7.57%, 05/01/2011 (N)	$548
	1,500	11.85%, 05/09/2012 (N)	1,162
		Realogy Corp.
	19,648	8.24%, 10/05/2014 (N)	18,251
		Realogy Corp., Letter of Credit
	5,303	8.35%, 10/05/2013 (AA)	4,927
		Rent-A-Center, Inc.
	11,057	7.20%, 10/26/2012 (N)	10,919
		Rental Service Corp.
	11,880	7.00%, 11/21/2012 (N)	11,731
		Sedgwick CMS Holdings, Inc.
	7,859	7.45%, 01/31/2013 (N)	7,721
		TransFirst Holdings, Inc.
	5,000	7.64%, 06/12/2014 (N)	4,788
	1,000	11.20%, 06/12/2015 (N)	959
		United Rentals, Inc.
	1,239	7.32%, 02/14/2011 (AA)	1,233
		United Rentals, Inc., Initial Term Loan
	2,948	7.13%, 02/14/2011 (N)	2,928

			308,215

		Health Care — 10.8%
		Advanced Medical Optics, Inc.
	7,960	7.03%, 04/02/2014 (N)	7,681
		AGA Medical Corp.
	6,408	7.17%, 04/26/2013 (N)	6,104
		Biomet, Inc.
	17,000	8.20%, 02/15/2015 (N)(Q)	16,923
		Carestream Health, Inc.
	12,750	7.11%, 04/12/2013 (N)	12,304
	1,500	10.14%, 10/12/2013 (N)	1,462
		Carl Zeiss
	5,718	7.64%, 03/14/2014 (N)	5,404
EUR	2,500	8.75%, 03/14/2014 (N)(Q)	3,486
		Center For Diagnostic Imaging
	2,611	8.39%, 12/31/2010 (H)(N)	2,480
		Community Health Systems, Inc., Delayed Draw Term Loan
	1,671	7.14%, 07/02/2014 (AA)(Q)	1,633
		Community Health Systems, Inc., Term Loan B
	25,329	7.76%, 07/02/2014 (N)	24,766
		DJ Orthopedics LLC
	13,237	6.58%, 04/07/2013 (N)	13,204
		Fresenius Medical Care AG
	35,311	6.70%, 03/31/2013 (N)#	34,840
		General Nutrition Centers, Inc.
	7,965	7.48%, 03/14/2014 (N)	7,686
		HCA, Inc.
	10,008	7.20%, 11/14/2012 (N)	9,665
	18,813	7.45%, 11/17/2013 (N)#	18,347
		Health Management Associates, Inc.
	20,885	6.94%, 02/12/2014 (N)	19,914
		Healthcare Partners LLC
	11,447	6.58%, 10/20/2013 (N)	11,132
		HealthSouth Corp.
	10,954	7.63%, 03/07/2013 (N)	10,742
		IASIS Healthcare Capital Corp.
	12,500	7.07%, 01/15/2014 (N)	11,969
	4,750	10.32%, 06/15/2014 (N)	4,584
		Health Care — (continued)
Principal			Market
Amount			Value (W)

		IASIS Healthcare Capital Corp., Delayed Draw Term Loan
	4,293	7.96%, 03/15/2014 (AA)(Q)	4,089
		IASIS Healthcare Capital Corp., Term Loan
	1,145	6.69%, 03/15/2014 (AA)	1,093
		Ikaria Acquisition, Inc.
	3,523	7.70%, 03/28/2013 (N)	3,435
		Inverness Medical Innovation, Inc.
	5,985	7.20%, 06/27/2014 (N)	5,850
	1,000	9.45%, 06/26/2015 (N)	999
		LifePoint Hospitals, Inc.
	17,781	7.16%, 04/15/2012 (N)(Q)	17,436
		Multiplan Corp.
	7,757	7.25%, 04/13/2013 (N)	7,563
		Multiplan Corp., Term Loan C
	2,685	7.25%, 04/12/2013 (N)	2,629
		National Mentor
	397	6.89%, 06/27/2013 (AA)	387
	6,525	7.20%, 06/27/2013 (N)	6,362
		National Renal Institutes, Inc.
	11,860	7.50%, 03/31/2013 (N)	11,741
		Orthofix Holdings, Inc.
	8,771	6.64%, 09/22/2013 (N)	8,552
		Pharmaceutical Product Development, Inc.
	1,913	8.07%, 01/29/2012 (N)	1,856
		Pharmaceutical Technologies and Services
	9,975	7.45%, 04/04/2014 (N)	9,568
		Psychiatric Solutions, Inc.
	8,991	7.01%, 07/01/2012 (N)	8,806
		Quintiles Transnational Corp.
	8,880	7.20%, 03/31/2013 (N)	8,736
		Reable Therapeutics Finance LLC
	7,449	7.84%, 11/03/2013 (N)	7,411
		Renal Advantage, Inc.
	3,921	8.10%, 10/05/2012 (N)	3,823
		Rite Aid Corp.
	26,000	6.79%, 06/01/2014 (N)#	25,252
		Select Medical Corp.
	1,995	7.20%, 02/24/2012 (N)	1,910
	13,777	7.48%, 02/24/2012 (N)	13,237
		Skilled Healthcare Group, Inc.
	4,940	6.98%, 06/15/2012 (N)	4,828
		Spanish Broadcasting System, Inc.
	23,677	6.95%, 06/10/2012 (N)#	22,405
		Sun Healthcare Group, Inc.
	5,317	7.12%, 04/12/2014 (N)	5,145
		Sun Healthcare Group, Inc., Delayed Draw Term Loan
	776	6.37%, 04/12/2014 (AA)(Q)	756
		Sun Healthcare Group, Inc., Synthetic Letter of Credit
	1,207	7.13%, 04/19/2014 (AA)	1,177
		Surgical Care Affiliates LLC
	5,985	7.45%, 12/29/2014 (N)	5,731
		Triumph Healthcare
	1	8.73%, 07/28/2013 (N)	1
		United Surgical Partners International
	1,532	6.89%, 04/19/2014 (AA)(Q)	1,471
	7,928	7.38%, 04/19/2014 (N)	7,611
		Vanguard Health Holdings Co. II LLC
	18,955	7.45%, 09/23/2011 (N)	18,599
		Varietal Distribution Merger Sub., Inc.
	14,000	7.86%, 06/29/2014 (N)	13,545
		Viant Holdings, Inc.
	13,466	7.45%, 06/25/2014 (N)	12,591

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Health Care — (continued)
	Warner Chilcott Corp.
$1,632	7.20%, 01/18/2012 (N)	$1,604
7,256	7.24%, 01/18/2012 (N)	7,157
	Youth & Family Centered Services, Inc.
2,469	8.08%, 07/10/2013 (H)(N)	2,382

		480,064

	Services — 26.2%
	24 Hour Fitness Worldwide, Inc.
5,915	7.81%, 06/08/2012 (N)	5,797
	Acosta, Inc.
6,424	7.01%, 12/06/2012 (N)	6,259
	Acxiom Corp.
6,800	6.80%, 09/13/2012 (N)	6,723
	Advanstar Holdings Corp.
12,968	7.45%, 06/01/2014 (N)	12,287
2,000	10.20%, 12/01/2014 (N)	1,885
	Advantage Sales & Marketing, Inc.
28,847	6.94%, 03/29/2013 (N)	27,729
	Affiliated Computer Services, Inc., First Securities Repurchase Increase
10,837	6.96%, 03/20/2013 (N)	10,685
	Affiliated Computer Services, Inc., Term Loan B
3,910	6.82%, 03/20/2013 (N)	3,848
	Affinion Group, Inc.
16,662	7.98%, 10/07/2012 (N)	16,474
	Alixpartners LLP
2,978	7.25%, 10/11/2013 (N)	2,925
	Allied Waste Industries, Inc.
11,027	6.78%, 01/15/2012 (N)	10,805
14,441	6.91%, 01/15/2012 (N)	14,127
	AMC Entertainment, Inc.
5,900	6.61%, 01/26/2013 (N)	5,784
	AMF Bowling Worldwide, Inc.
1,995	8.21%, 06/05/2013 (N)	1,935
	Asurion Corp.
2,889	8.36%, 07/03/2014 (N)	2,820
	Bresnan Communications LLC
14,000	7.01%, 09/29/2013 (N)	13,633
7,000	7.18%, 09/29/2013 (N)	6,825
	Brock Holdings III, Inc.
3,552	7.14%, 02/21/2014 (N)	3,428
	Cardinal Logistics Management
4,975	8.50%, 09/23/2013 (N)	4,776
	Carmike Cinemas, Inc.
7,654	9.00%, 05/19/2012 (N)#	7,631
2,159	9.23%, 09/29/2011 (N)	2,152
	Casella Waste Systems, Inc.
4,477	7.33%, 04/28/2010 (N)	4,387
	Cavel Holdings LLC
3,970	9.95%, 11/29/2012 (N)	3,929
	CCM Merger, Inc.
2,434	7.30%, 08/01/2012 (N)	2,373
	CCO Holdings LLC
14,000	7.70%, 09/05/2014 (N)	13,379
	Cebridge Communications LLC
22,009	7.27%, 11/05/2013 (N)	21,288
10,000	9.86%, 05/05/2014 (N)	9,825
	Cedar Fair L.P.
21,680	6.75%, 07/21/2013 (N)	21,152
	Cengage
14,000	7.95%, 06/27/2014 (N)	13,519
	Services — (continued)
	Centaur LLC, Delayed Draw Term Loan
825	8.89%, 10/30/2012 (AA)(Q)	809
	Centaur LLC, Second Lien Term Loan
2,020	12.39%, 10/30/2013 (AA)(Q)	1,995
	Centaur LLC, Term Loan B
3,525	8.89%, 10/30/2012 (AA)(Q)	3,490
	Cinemark, Inc.
3,443	7.25%, 10/04/2013 (N)	3,360
	Citadel Broadcasting Corp.
37,000	6.63%, 06/08/2014 (N)	35,335
	Clarke American Corp.
20,948	7.70%, 02/28/2014 (N)	19,547
	CMP Susquehanna Corp.
14,787	7.07%, 03/24/2013 (N)	14,232
	Coinmach Service Corp.
1,464	7.74%, 12/16/2010 (N)	1,453
	CSC Holdings, Inc.
1,925	6.14%, 02/24/2012 (N)	1,869
41,021	6.88%, 03/24/2013 (N)	40,009
	Cumulus Media, Inc.
16,731	7.00%, 06/01/2014 (N)	16,444
	CW Media Holdings, Inc.
8,000	8.50%, 02/15/2015 (N)	7,980
	Dex Media East LLC
4,000	6.89%, 10/22/2014 (AA)(Q)	4,005
	Discovery Communications Holding LLC
8,978	6.89%, 05/03/2014 (N)	8,850
	DynCorp International, Inc.
442	7.25%, 02/11/2011 (N)	415
	Emdeon Business Services LLC
7,349	7.45%, 11/16/2013 (N)(Q)	7,202
4,000	10.20%, 05/16/2014 (N)	3,960
	Emmis Operating Co.
3,876	7.20%, 10/30/2013 (N)	3,778
	Energy Solutions LLC
1,514	7.14%, 06/07/2013 (AA)	1,490
3,020	9.88%, 12/26/2013 (N)	3,016
	Energy Solutions LLC, LC Facility
126	7.30%, 06/07/2013 (N)	124
	Energy Solutions LLC, Term Loan B
2,443	7.66%, 06/07/2013 (N)	2,403
	Energy Solutions LLC, Term Loan B2
1,187	7.66%, 06/07/2013 (N)	1,168
	F & W Publications, Inc.
7,076	7.61%, 08/05/2012 (N)	6,934
1,489	7.85%, 08/05/2012 (N)	1,459
4,500	9.49%, 08/05/2012 (N)	4,410
	Fender Musical Instruments Corp.
1,500	7.14%, 06/06/2014 (AA)(Q)	1,455
2,993	7.65%, 06/06/2014 (N)	2,903
	Golden Nugget, Inc.
2,182	6.89%, 06/22/2014 (AA)(Q)	2,116
3,818	6.94%, 06/22/2014 (N)	3,704
3,750	8.30%, 12/31/2014 (N)	3,516
	Gray Television, Inc., Term Loan B
19,965	6.73%, 12/31/2014 (N)	19,191
	Greektown Holdings LLC
3,960	8.00%, 12/01/2012 (N)	3,821
	Green Valley Ranch Gaming LLC
2,876	7.41%, 02/09/2014 (N)	2,804
8,000	8.79%, 02/09/2014 (N)	7,580
	Greenwood Racing, Inc.
4,962	7.01%, 11/14/2011 (N)	4,851
	Hanley Wood LLC
3,000	7.49%, 03/07/2014 (N)	2,475

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Services — (continued)
	Harrah’s Entertainment, Inc.
$30,000	6.39%, 03/05/2008 (AA)(Q)	$29,700
	Hit Entertainment, Inc.
1,975	7.17%, 08/26/2012 (N)	1,938
	inVentiv Health, Inc., Delayed Draw Term Loan
1,029	6.57%, 07/05/2014 (N)(Q)	1,000
	inVentiv Health, Inc., Term Loan B
10,861	6.57%, 07/05/2014 (N)	10,562
	Isle of Capri Black Hawk LLC
3,717	7.22%, 10/24/2011 (N)	3,605
	Lake At Las Vegas Joint Venture LLC
818	15.30%, 02/01/2010 (N)	673
5,978	15.31%, 02/01/2010 (N)	3,886
	Las Vegas Sands Corp.
7,000	6.95%, 05/23/2014 (AA)(Q)	6,755
	Las Vegas Sands Corp., Delayed Draw Term Loan
2,000	6.95%, 05/23/2013 (AA)(Q)	1,934
	Las Vegas Sands Corp., Term Loan B
30,424	6.95%, 05/23/2014 (N)	29,468
	LBI Media, Inc.
10,625	6.32%, 05/01/2012 (N)	10,147
	Lodgenet Entertainment Corp., Term Loan B
6,983	7.35%, 04/04/2014 (N)	6,852
	Medianews Groups, Inc.
3,950	7.14%, 08/02/2013 (N)	3,767
	MGM Holdings II, Inc.
3,600	8.45%, 04/08/2012 (N)	3,459
	MGM Mirage, Inc.
29,000	6.42%, 10/03/2011 (N)	27,985
	Montecito Broadcast Group LLC
2,404	7.86%, 01/25/2013 (N)	2,380
	Nelson Education
6,000	7.70%, 07/05/2014 (N)	5,820
	NEP Supershooters L.P.
7,960	7.45%, 02/13/2014 (N)	7,562
	New Vision Television LLC, First Lien Term Loan
2,489	7.89%, 10/26/2014 (AA)(Q)	2,464
	New Vision Television LLC, Term Loan B2
511	7.89%, 10/26/2014 (AA)(Q)	507
	New World Gaming Partners Ltd.
4,000	10.39%, 01/16/2015 (AA)(Q)	3,720
	New World Gaming Partners Ltd., Delayed Draw Term Loan
167	7.39%, 07/16/2014 (AA)(Q)	159
	New World Gaming Partners Ltd., First Lien Term Loan
833	7.39%, 07/16/2014 (AA)(Q)	796
	Open Solutions, Inc.
3,586	7.28%, 01/25/2014 (N)	3,452
	Penn National Gaming, Inc.
2,992	6.90%, 07/05/2012 (N)	2,966
	Penton Media, Inc.
7,463	7.24%, 02/06/2013 (N)	7,033
7,000	9.98%, 02/06/2014 (N)	6,528
	Philosophy, Inc.
6,564	6.98%, 03/15/2014 (N)(Q)	5,777
	Pinnacle Foods
24,434	7.95%, 03/30/2014 (N)	23,833
	Quebecor Media, Inc.
2,948	7.36%, 01/17/2013 (N)	2,896
	Services — (continued)
	Raycom TV Broadcasting, Inc.
20,229	6.31%, 07/27/2013 (N)	19,622
	RE/MAX International, Inc., Delayed Draw Term Loan
6,200	7.47%, 01/30/2008 (N)(Q)	6,146
	RE/MAX International, Inc.
5,800	7.24%, 01/30/2008 (N)(Q)	5,749
	Readers Digest Association, Inc.
5,000	6.80%, 03/02/2013 (N)(Q)	4,650
24,378	7.54%, 03/02/2014 (N)	22,996
	Regal Cinemas, Inc.
30,080	6.39%, 10/27/2013 (N)	29,414
	Sabre, Inc.
22,380	6.96%, 09/30/2014 (N)	21,223
	Safenet, Inc.
1,496	7.75%, 05/22/2014 (N)	1,421
	Seminole Tribe of Florida
648	6.97%, 03/06/2014 (N)(Q)	642
	Seminole Tribe of Florida, Term Loan B2
2,186	7.13%, 03/06/2014 (N)	2,167
	Seminole Tribe of Florida, Term Loan B3
2,166	6.75%, 03/06/2014 (N)	2,147
	Sensata Technologies
30,153	6.76%, 04/21/2013 (N)	29,249
	Sheridan Group, Inc.
12,968	7.72%, 06/13/2014 (N)	12,319
4,000	10.97%, 06/13/2015 (N)	3,750
	Sirius Satellite Radio, Inc.
8,500	7.25%, 09/01/2012 (N)	8,181
	Six Flags, Inc.
12,967	7.75%, 04/30/2015 (N)	12,315
	Southern Graphic Systems
997	5.04%, 12/30/2011 (N)(Q)	982
1,965	7.84%, 12/30/2011 (N)	1,936
	Sungard Data Systems, Inc.
16,786	7.36%, 08/08/2012 (N)	16,531
	Synagro Technologies, Inc.
3,990	7.50%, 03/28/2014 (N)	3,870
2,000	10.25%, 09/28/2014 (N)	1,935
	Telesat Canada, Delayed Draw Term Loan
827	7.89%, 09/01/2014 (AA)(Q)	819
	Telesat Canada, Term Loan B
9,673	7.89%, 09/01/2014 (AA)(Q)	9,585
	Time Warner Telecom Holdings, Inc.
10,421	6.82%, 07/01/2013 (N)	10,213
	Town Sports International Holdings, Inc.
5,975	7.50%, 02/27/2014 (N)	5,646
	Transaction Network Services, Inc.
4,828	7.48%, 05/10/2013 (N)	4,683
	Tribune Co.
13,556	7.74%, 05/17/2009 (N)	13,369
17,290	8.24%, 05/17/2014 (N)	16,052
	United Site Services, Inc.
1,727	9.45%, 06/29/2013 (H)(N)	1,641
	Univision Communications
15,034	7.20%, 09/16/2014 (N)	14,221
7,000	7.25%, 03/16/2009 (N)	6,924
	Univision Communications, Delayed Draw Term Loan
966	1.00%, 09/16/2014 (N)(Q)	914
	UPC Financing Partnership
34,500	7.13%, 12/31/2014 (N)	33,400
	Valley Crest Companies
1,990	7.62%, 10/04/2013 (N)	1,950

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Services — (continued)
	Venetian Macau Ltd., Delayed Draw Term Loan
$2,333	7.45%, 05/25/2013 (N)	$2,295
	Venetian Macau Ltd., Incremental Term Loan
3,500	7.45%, 04/06/2012 (N)	3,448
	Venetian Macau Ltd., Term Loan
4,667	7.45%, 04/06/2013 (N)	4,583
	Vertafore, Inc.
3,483	8.01%, 01/31/2012 (N)	3,413
	Washington Country Casino Resort LLC
2,452	9.06%, 11/07/2011 (H)(N)	2,428
	Weight Watchers International, Inc.
15,500	6.50%, 01/24/2013 (N)	15,234
5,459	6.75%, 01/24/2014 (N)	5,402
	Weight Watchers International, Inc., Term Loan 1
1,799	6.54%, 01/24/2013 (N)	1,768
	West Corp.
32,320	7.27%, 10/23/2013 (N)	31,642
	WideOpenWest Finance LLC
16,000	7.59%, 07/01/2014 (N)	15,280
5,000	11.45%, 07/01/2015 (N)	4,650
	Wilmar Landco LLC
3,500	7.45%, 07/03/2008 (N)	3,413
	Wilmar OPCO LLC
3,791	7.45%, 01/03/2012 (N)	3,703
	Wynn Resorts Ltd.
7,500	6.57%, 06/01/2014 (N)	7,303
	Yell Group plc
5,000	6.75%, 02/10/2013 (N)	4,925
	Yonkers Racing Corp.
4,749	10.88%, 08/12/2011 (N)	4,725

		1,167,031

	Technology — 13.1%
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
2,200	6.95%, 02/01/2012 (N)	2,141
	Alaska Communication Systems Holdings, Inc., Initial Term Loan
300	6.95%, 02/01/2012 (N)	293
	Alaska Communication Systems Holdings, Inc.
22,070	6.95%, 02/01/2012 (N)	21,555
	American Cellular Corp.
4,928	7.24%, 03/14/2014 (N)	4,905
	American Reprographics Co. LLC
5,753	6.61%, 12/20/2012 (N)	5,638
	Aspect Software, Inc.
4,455	8.25%, 09/22/2012 (N)	4,299
	Canwest MediaWorks L.P.
6,983	7.54%, 07/13/2014 (N)	6,895
	Caribe Information Investment, Inc.
13,125	7.14%, 03/29/2013 (AA)	12,764
	CCC Information Services Group, Inc.
2,592	7.71%, 02/10/2013 (N)	2,540
	Cellnet Technology, Inc.
8,498	7.20%, 08/26/2011 (N)	8,190
	Charter Communications Operating LLC
32,049	6.99%, 04/28/2013 (N)	30,738
	Cincinnati Bell, Inc.
3,975	7.02%, 08/31/2012 (N)	3,899
	Technology — (continued)
	Cinram International
21,878	7.36%, 05/05/2010 (N)	20,456
	Crown Castle Operating Co.
13,461	6.73%, 03/06/2014 (N)	13,131
	DaVita, Inc.
2,015	6.26%, 10/05/2011 (N)#	1,965
4,501	6.75%, 10/05/2012 (N)	4,394
	Dresser, Inc.
12,868	6.71%, 05/04/2014 (N)	12,623
	FairPoint Communications, Inc.
16,750	7.00%, 02/08/2012 (N)	16,593
	First Data Corp.
7,200	7.96%, 09/27/2014 (N)	6,928
	Fleetcor Technologies Operating Co. LLC
1,000	7.14%, 04/30/2013 (AA)(Q)	970
4,975	7.38%, 04/30/2013 (N)	4,826
	Freescale Semiconductor, Inc.
15,880	7.33%, 11/28/2013 (N)	15,198
	Gatehouse Media Operating, Inc.
8,152	7.27%, 08/05/2014 (N)	7,582
24,848	7.51%, 08/05/2014 (N)	22,922
	Hawaiian Telecom Communications, Inc.
24,439	7.45%, 06/01/2014 (N)	23,845
	Idearc, Inc.
25,788	7.20%, 11/17/2014 (N)	25,381
	Infor Global Solutions
998	7.95%, 07/08/2012 (N)	943
2,000	10.39%, 03/02/2014 (N)	1,880
3,000	11.45%, 07/28/2014 (N)	2,865
	Infor Global Solutions, Delayed Draw Term Loan
1,704	8.95%, 07/28/2012 (AA)(Q)	1,653
	Infor Global Solutions, Term Loan
3,266	8.95%, 07/28/2012 (AA)(Q)	3,152
	Intelsat Bermuda Ltd.
12,236	7.86%, 01/03/2014 (N)	12,076
	Intelsat Ltd.
9,500	7.12%, 01/11/2014 (N)	9,381
	Intelsat Zues Ltd.
3,465	7.12%, 07/03/2012 (N)	3,419
	IPC Systems, Inc.
17,950	7.45%, 05/31/2014 (N)	16,424
	Kronos, Inc.
8,983	7.45%, 06/12/2014 (N)	8,674
	Leap Wireless International, Inc.
7,905	7.45%, 06/15/2013 (N)	7,794
	Level 3 Communications
26,941	7.49%, 03/01/2014 (N)	26,200
	Marvell Technology Group Ltd.
10,883	7.70%, 11/09/2009 (N)	10,638
	Mediacom Broadband LLC
16,560	6.61%, 01/31/2015 (N)	16,030
	Mediacom Broadband LLC, Term Loan D2
10,399	6.61%, 01/31/2015 (N)	10,087
	Mediacom LLC
8,910	6.61%, 01/31/2015 (N)	8,628
2,000	6.69%, 09/30/2012 (N)#	1,919
	Metro PCS Wireless, Inc.
22,309	7.58%, 11/02/2013 (N)	21,840
	National Cinemedia, Inc.
11,000	7.46%, 02/13/2015 (N)	10,610
	Ntelos, Inc.
20,447	7.01%, 08/24/2011 (N)	20,200
	One Communications Corp.
8,264	9.25%, 06/30/2012 (N)(Q)	8,182

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Technology — (continued)
	Paetec Holding Corp.
$3,221	7.25%, 02/09/2013 (N)	$3,193
	R.H. Donnelley, Inc., Term Loan D1
12,316	7.09%, 06/30/2011 (N)	12,108
	R.H. Donnelley, Inc., Term Loan D2
11,294	7.01%, 06/30/2011 (N)	11,122
	RCN Corp.
16,957	7.50%, 04/19/2014 (N)	16,491
	Reynolds & Reynolds Co.
10,473	7.20%, 10/24/2012 (N)	10,225
	Riverdeep Interactive Learning USA
9,437	7.95%, 12/21/2013 (N)	9,362
	Trilogy International Partners LLC
1,333	8.70%, 06/22/2012 (N)	1,278
	Verifone Holdings, Inc.
4,492	6.71%, 10/30/2013 (N)	4,425
	Verint Systems, Inc.
13,262	8.11%, 05/23/2014 (N)(Q)	12,897
	Virgin Media Dover LLC
6,000	7.22%, 09/03/2012 (N)	5,861
	Wind Acquisitions Holdings Finance S.A.
5,520	12.45%, 12/12/2011 (N)	5,548
	Windstream Corp.
8,693	6.71%, 07/21/2013 (N)	8,622

		584,398

	Transportation — 2.9%
	Delta Air Lines, Inc.
8,000	6.89%, 04/25/2012 (N)	7,795
3,990	8.08%, 04/25/2014 (N)	3,930
	Greatwide Logistics Services, Inc.
6,451	8.70%, 01/22/2014 (N)	5,580
	Jacobson Cos.
3,990	7.57%, 06/19/2014 (N)	3,711
	Kansas City Southern Railway Co.
2,357	6.68%, 04/28/2013 (N)	2,308
	Kenan Advantage Group
5,735	8.20%, 12/16/2011 (N)	5,620
	Louis US Holdco, Inc., Letter of Credit
828	7.75%, 11/04/2013 (AA)	816
	Louis US Holdco, Inc., Term Loan
2,521	7.75%, 11/04/2013 (N)	2,477
	MacQuarie Aircraft Leasing Finance S.A.
19,668	7.04%, 11/29/2013 (H)(N)(Q)	19,668
5,000	9.54%, 11/29/2013 (H)(N)	4,950
	Northwest Airlines
18,315	7.03%, 08/21/2008 (N)	17,628
	Rail America, Inc.
22,000	7.61%, 10/04/2008 (N)(Q)	21,780
	United Air Lines, Inc.
17,403	7.00%, 02/01/2014 (N)	16,645
	US Airways Group, Inc.
15,500	7.37%, 03/23/2014 (N)	14,793

		127,701

	Utilities — 5.1%
	Astoria Generating Co. Acquisitions LLC
7,500	8.96%, 08/23/2013 (N)	7,416
	Atlas Pipeline Partners L.P.
10,000	7.55%, 07/27/2014 (N)	9,975
	Boston Generating LLC
120	7.32%, 12/19/2013 (AA)	118
1,922	7.45%, 12/19/2013 (N)	1,887
	Utilities — (continued)
	Boston Generating LLC, Letter of Credit
429	7.32%, 12/19/2013 (AA)	420
	Calpine Corp.
10,940	7.45%, 04/03/2014 (N)	10,806
	Dynegy Holdings, Inc., Letter of Credit
24,213	6.63%, 03/30/2013 (N)	23,436
	Dynegy Holdings, Inc., Term Loan
1,787	6.32%, 03/30/2013 (N)	1,726
	Kgen LLC, Letter of Credit
2,625	7.00%, 02/01/2014 (N)	2,520
	Kgen LLC, Term Loan B
4,342	7.00%, 02/01/2014 (N)	4,168
	Kinder Morgan, Inc.
32,250	6.30%, 05/22/2014 (N)	31,429
	Mirant North America LLC
23,098	6.50%, 01/03/2013 (N)	22,787
	NRG Energy, Inc.
11,125	6.85%, 02/01/2013 (N)	10,877
26,741	6.95%, 06/08/2013 (N)	26,143
9,238	7.39%, 06/08/2014 (AA)(Q)	9,019
	Pike Electric Corp.
4,521	6.63%, 12/10/2012 (N)	4,470
3,054	6.69%, 07/01/2012 (N)#	3,019
	Reliant Energy, Inc.
15,600	6.75%, 03/31/2014 (AA)	15,132
	Texas Competitive Electric Co.
14,000	8.39%, 10/31/2014 (AA)(Q)	14,000
	Texas Competitive Electric Holdings Co. LLC
14,000	8.39%, 10/24/2014 (AA)(Q)	13,998
	TPF Generation Holdings LLC
236	7.10%, 12/21/2011 (AA)	232
3,850	7.20%, 12/21/2013 (N)	3,776
753	7.26%, 12/21/2013 (AA)	739
7,000	9.45%, 12/21/2014 (N)	6,667

		224,760

	Total senior floating rate interests:
	non-investment grade (cost $4,299,907)	$4,172,340

	Total long-term investments (cost $4,445,407)	$4,308,222

SHORT-TERM INVESTMENTS — 5.2%
	Consumer Staples — 0.0%
	Cargill, Inc.
$1,541	4.80%, 11/01/2007	$1,541

	Finance — 3.2%
	BNP Paribas Finance
28,000	4.81%, 11/01/2007	27,996
	Deutsche Bank
30,000	4.80%, 11/01/2007	29,996
	Rabobank USA
30,000	4.80%, 11/01/2007	29,996
	Societe Generale NA
28,000	4.80%, 11/01/2007	27,996
	UBS Finance LLC
28,954	4.67%, 11/01/2007	28,950

		144,934

Shares

	Investment Pools and Funds — 0.1%
2,476	State Street Bank Money Market Fund	2,476

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — 1.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $28,063, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $28,524)
28,060	4.52% dated 10/31/2007		$28,060

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $27,951, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $28,431)

27,947	4.50% dated 10/31/2007		27,947
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $28,063, collateralized by U.S. Treasury Note 9.25%, 2016, value of $28,401)
28,060	4.48% dated 10/31/2007		28,060

			84,067

	Total short-term investments (cost $233,018)		$233,018

	Total investments (cost $4,678,425) (C)	102.0%	$4,541,240
	Other assets and liabilities	(2.0)%	(90,114)

	Total net assets	100.0%	$4,451,126

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.49% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $4,680,163 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$490
Unrealized Depreciation	(139,413)

Net Unrealized Depreciation	$(138,923)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $9,233, which represents 0.21% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $192,582.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — EURO

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
4/2007	2,600	Bayview Financial Acquisition Trust, 6.97%, 05/28/2037	$2,600
11/2005	30	Calpine Generating Co. LLC, 9.07%, 04/01/2009	30
9/2006 – 12/2006	2,611	Center For Diagnostic Imaging, 8.39%, 12/31/2010	2,518
11/2005	967	CS First Boston Mortgage Securities Corp., 6.79%, 11/15/2019 - 144A	967
2/2006	1,800	CS First Boston Mortgage Securities Corp., 7.04%, 11/15/2019 - 144A	1,779
3/2007	17,322	Goldman Sachs Mortgage Securities Corp., 6.82%, 02/01/2008 - Reg D	17,322
4/2007	5,000	Helios Finance L.P., 7.85%, 10/20/2014 - 144A	5,000
3/2007 – 5/2007	19,668	MacQuarie Aircraft Leasing Finance S.A., 7.04%, 11/29/2013	19,668
3/2007	5,000	MacQuarie Aircraft Leasing Finance S.A., 9.54%, 11/29/2013	5,000
3/2007	4,453	Structured Asset Securities Corp., 7.37%, 02/25/2037	4,371
7/2006	1,727	United Site Services, Inc., 9.45%, 06/29/2013	1,710
10/2005	2,452	Washington Country Casino Resort LLC, 9.06%, 11/07/2011	2,452
3/2007	4,363	Wells Fargo Home Equity Trust, 7.12%, 03/25/2037	4,167
7/2006	2,469	Youth & Family Centered Services, Inc., 8.08%, 07/10/2013	2,469

The aggregate value of these securities at October 31, 2007 was $65,159 which represents 1.46% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Fundamental Growth Fund (formerly The Hartford Focus Fund)

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.1%
	Basic Materials — 5.0%
34	Companhia Vale do Rio Doce ADR	$1,296
11	Freeport-McMoRan Copper & Gold, Inc.	1,248
6	Potash Corp. of Saskatchewan	737

		3,281

	Capital Goods — 3.3%
15	Caterpillar, Inc.	1,089
7	Deere & Co.	1,100

		2,189

	Consumer Cyclical — 14.8%
39	American Eagle Outfitters, Inc.	930
20	Best Buy Co., Inc.	956
22	Coach, Inc. (D)	812
13	eBay, Inc. (D)	473
33	Gymboree Corp. (D)(G)	1,133
19	Kohl’s Corp. (D)(G)	1,066
22	NIKE, Inc. Class B	1,451
22	Oshkosh Truck Corp.	1,181
46	Staples, Inc.	1,062
12	Target Corp.	749

		9,813

	Consumer Staples — 2.9%
13	PepsiCo, Inc.	966
14	Procter & Gamble Co.	980

		1,946

	Energy — 8.7%
15	Anadarko Petroleum Corp.	909
15	Apache Corp.	1,599
8	Devon Energy Corp.	785
15	GlobalSantaFe Corp. (G)	1,215
16	Halliburton Co.	642
7	Schlumberger Ltd.	647

		5,797

	Finance — 11.3%
17	Aflac, Inc.	1,055
16	American International Group, Inc.	985
3	Goldman Sachs Group, Inc.	694
45	Invesco plc ADR (G)	1,389
19	MBIA, Inc.	826
8	NYSE Euronext	751
17	UnitedHealth Group, Inc.	855
12	Wellpoint, Inc. (D)	935

		7,490

	Health Care — 9.6%
23	Amgen, Inc. (D)	1,313
12	Covidien Ltd.	491
26	CVS/Caremark Corp.	1,090
14	Genentech, Inc. (D)	1,067
16	Medtronic, Inc.	745
15	St. Jude Medical, Inc. (D)	595
24	Teva Pharmaceutical Industries Ltd. ADR	1,052

		6,353

	Services — 4.8%
26	Manpower, Inc.	1,928
14	Priceline.com, Inc. (D)(G)	1,257

		3,185

	Technology — 34.1%
26	Akamai Technologies, Inc. (D)(G)	1,031
18	America Movil S.A.B. de C.V. ADR	1,164
5	Apple, Inc. (D)	931
41	Applied Materials, Inc.	792
21	AT&T, Inc.	886
43	Cisco Systems, Inc. (D)	1,425
38	Corning, Inc.	925
24	General Electric Co.	992
2	Google, Inc. (D)	1,591
31	Hewlett-Packard Co.	1,576
21	Infosys Technologies Ltd. ADR (G)	1,044
26	Intel Corp.	699
9	International Business Machines Corp.	1,022
24	Lam Research Corp. (D)(G)	1,205
50	Microsoft Corp.	1,852
16	NII Holdings, Inc. Class B (D)(G)	940
27	Nokia Corp. (G)	1,064
57	Oracle Corp. (D)	1,261
12	Qualcomm, Inc.	530
6	Research In Motion Ltd. (D)	784
16	Thomas & Betts Corp. (D)	874

		22,588

	Utilities — 1.6%
13	Exelon Corp.	1,035

	Total common stock (cost $56,504)	$63,677

Principal
Amount

SHORT-TERM INVESTMENTS — 17.1%
	Repurchase Agreements — 3.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $892, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $910)
$892	4.94% dated 10/31/2007	$892
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $229, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $233)
229	4.94% dated 10/31/2007	229

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $229, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $233)

229	4.94% dated 10/31/2007	229
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
1	4.94% dated 10/31/2007	1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $497, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $507)

497	4.94% dated 10/31/2007	497

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $586, collateralized by FNMA 6.00%, 2036 — 2037, value of $598)
$586	4.94% dated 10/31/2007		$586
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $152, collateralized by FNMA 6.00%, 2036 — 2037, value of $155)
152	4.94% dated 10/31/2007		152

			2,586

Shares

	Securities Purchased with Proceeds from Security Lending — 13.2%
	Cash Collateral Reinvestment Fund:
8,464	Navigator Prime Portfolio		8,464

Principal
Amount

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
$—	4.57%, 11/26/2007		—

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
2	3.00%, 03/03/2008		2
5	5.25%, 01/29/2009		4

			6

	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
—	3.75%, 08/13/2008		—
2	4.36%, 09/10/2009		2
55	4.41%		54
79	4.44%, 11/14/2007 — 12/21/2007		79
—	4.46%, 11/21/2007		—
1	4.75%, 01/25/2008		1
1	5.38%, 05/01/2009		1

			137

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
—	2.38%, 01/15/2027 (O)		—
8	3.88%, 04/15/2029 (O)		14
	U.S. Treasury Note
14	2.00%, 01/15/2016 (O)		14
56	3.00%, 07/15/2012 (O)		68

			96

Principal			Market
Amount			Value (W)

Principal			Market
Amount			Value (W)

	U.S. Treasury Note
5	3.88%, 01/15/2009 (O)		6

			8,709

	Total short-term investments (cost $11,295)		$11,295

	Total investments (cost $67,799) (C)	113.2%	$74,972
	Other assets and liabilities	(13.2)%	(8,741)

	Total net assets	100.0%	$66,231

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.88% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $67,873 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,048
Unrealized Depreciation	(1,949)

Net Unrealized Appreciation	$7,099

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Communications Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 91.2%
	Brazil — 5.0%
58	Brasil Telecom S.A. ADR (G)	$1,725
30	Tele Norte Leste Participacoes S.A. ADR	656

		2,381

	Canada — 4.1%
101	Nortel Networks Corp. (D)	1,635
6	Telus Corp.	359

		1,994

	Egypt — 3.2%
10	Mobinil-Egyptian Mobile Service	361
16	Orascom Telecom Holding SAE GDR	1,160

		1,521

	France — 8.2%
89	France Telecom S.A. (A)	3,274
3	Iliad S.A. (A)	295
7	Neuf Cegtel (A)	368

		3,937

	Hong Kong — 6.3%
148	China Mobile Ltd. (A)	3,049

	Indonesia — 2.8%
28	P.T. Telekomunikasi Indonesia ADR	1,351

	Israel — 3.7%
14	Cellcom Israel Ltd.	382
72	Partner Communications Co., Ltd. ADR (G)	1,387

		1,769

	Luxembourg — 6.1%
25	Millicom International Cellular S.A. (D)	2,949

	Morocco — 0.0%
1	Maroc Telecom (A)	15

	Norway — 4.8%
98	Telenor ASA (A)	2,303

	Russia — 12.5%
40	AFK Sistema GDR	1,596
21	Mobile Telesystems OJSC ADR	1,718
82	Vimpel-Communications ADR	2,725

		6,039

	South Africa — 5.8%
119	MTN Group Ltd. (A)	2,316
4	Telkom South Africa Ltd. ADR (G)	455

		2,771

	Spain — 6.1%
29	Telefonica S.A. ADR	2,914

	Turkey — 4.9%
99	Turkcell Iletisim Hizmetleri ADR	2,380

	United Kingdom — 1.4%
65	Cable & Wireless plc (A)	265
136	Thus Group plc (A)(D)	418

		683

	United States — 16.3%
113	Arris Group, Inc. (D)(G)	1,296
29	Atlantic Tele-Network, Inc.	1,034
63	Comcast Corp. Class A (D)	1,318
54	NII Holdings, Inc. Class B (D)	3,149
45	Time Warner Telecom, Inc. Class A (D)(G)	1,046

		7,843

	Total common stock (cost $33,212)	$43,899

WARRANTS — 2.7%
	India — 2.7%
51	Citigroup Global Certificate — Bharti Televentures (H)	$1,298

	Total warrants (cost $420)	$1,298

PREFERRED STOCK — 3.5%
	Brazil — 3.5%
16	Telecomunicacoes de Sao Paulo S.A. (G)	$548
30	Telemar Norte Leste S.A.	1,158

	Total preferred stock (cost $1,055)	$1,706

	Total long-term investments (cost $34,687)	$46,903

Principal
Amount

SHORT-TERM INVESTMENTS — 9.0%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $372, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $379)
$372	4.94% dated 10/31/2007	$372
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $95, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $97)
95	4.94% dated 10/31/2007	95

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $95, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $97)

95	4.94% dated 10/31/2007	95

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
$1	4.94% dated 10/31/2007		$1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $207, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $211)

207	4.94% dated 10/31/2007		207
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $244, collateralized by FNMA 6.00%, 2036 — 2037, value of $249)
244	4.94% dated 10/31/2007		244
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $64, collateralized by FNMA 6.00%, 2036 — 2037, value of $65)
64	4.94% dated 10/31/2007		64

			1,078

Shares

	Securities Purchased with Proceeds from Security Lending — 6.7%
	Cash Collateral Reinvestment Fund:
3,229	BNY Institutional Cash Reserve Fund		3,229

	Total short-term investments (cost $4,307)		$4,307

	Total investments (cost $38,994) (C)	106.4%	$51,210
	Other assets and liabilities	(6.4)%	(3,074)

	Total net assets	100.0%	$48,136

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 81.15% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $39,643 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,024
Unrealized Depreciation	(2,457)

Net Unrealized Appreciation	$11,567

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $12,303, which represents 25.56% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period			Cost
Acquired	Shares/Par	Security	Basis
08/2005	51	Citigroup Global Certificate — Bharti Televentures - 144A	$420

The aggregate value of these securities at October 31, 2007 was $1,298 which represents 2.70% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Norwegian Krone (Sell)	$239	$239	11/05/07	$—
South African Rand (Buy)	342	338	11/01/07	4
South African Rand (Sell)	111	110	11/06/07	(1)

				$3

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2007

Percentage of
Industry	Net Assets

Cable & Other Subscription Programming	2.8%

Communications Equipment Manufacturing	6.1

Electrical Equipment Manufacturing — Component Other	0.8

Internet Providers & Web Search Port	1.5

Other Telecommunications	37.1

Wired Telecommunications Carriers	3.3

Wireless Communications Services	13.6

Wireless Telecommunications Carriers	32.2

Short-Term Investments	9.0

Other Assets and Liabilities	(6.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Financial Services Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 94.5%
	Australia — 2.9%
36	Westpac Banking Corp. (A)	$1,015

	Canada — 10.0%
16	Bank of Montreal	1,094
10	Bank of Nova Scotia	583
4	Canadian Imperial Bank of Commerce	432
21	Canadian Western Bank	670
35	First National Financial, Inc.	599
3	Gluskin Sheff Associates, Inc.	102

		3,480

	France — 3.6%
23	Axa S.A. (A)	1,031
15	Fimatex S.A. (A)(D)	210

		1,241

	Germany — 2.3%
4	Muenchener Rueckversicherungs-Gesellschaft AG (A)	802

	Italy — 7.3%
121	Intesa Sanpaolo (A)	960
183	UniCredito Italiano S.p.A. (A)	1,574

		2,534

	Japan — 1.5%
167	Shinsei Bank Ltd. (A)	541

	Liechtenstein — 2.2%
3	Verwalt & Privat-Bank AG (A)	779

	Netherlands — 8.1%
40	Aegon N.V. (A)	822
33	ING Groep N.V. (A)	1,496
21	SNS Reaal (A)	517

		2,835

	Norway — 1.2%
29	Sparebanken Midt-Norge (A)	411

	South Africa — 1.9%
120	African Bank Investments, Ltd. (A)	671

	Switzerland — 11.3%
21	Julius Baer Holding Ltd. (A)	1,849
12	Paris RE Holdings Ltd. (D)	287
1	Swiss Life Holding (A)	379
27	UBS AG (A)	1,424

		3,939

	United Kingdom — 13.2%
182	Aberdeen Asset Management plc (A)	777
101	Invesco plc (A)	1,543
48	Lloyds TSB Group plc (A)	544
289	Old Mutual plc (A)	1,111
16	Standard Chartered plc (A)	631

		4,606

	United States — 29.0%
11	ACE Ltd.	691
2	Alleghany Corp. (D)	761
29	Bank of America Corp.	1,391
22	Capital One Financial Corp.	1,417
34	Citigroup, Inc.	1,420
12	Citizens Republic Bancorp, Inc.	180
17	Commerce Bancorp, Inc.	705
63	Discover Financial Services	1,206
36	E*Trade Financial Corp. (D)(G)	400
20	Popular, Inc.	210
47	Sterling Financial Corp.	866
19	Unum Group	450
12	Webster Financial Corp.	420

		10,117

	Total common stock (cost $29,359)	$32,971

PREFERRED STOCK — 1.9%
	Brazil — 1.9%
23	Banco Itau Holding	$655

	Total preferred stock (cost $458)	$655

	Total long-term investments (cost $29,817)	$33,626

Principal
Amount

SHORT-TERM INVESTMENTS — 5.0%
	Repurchase Agreements — 4.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $477, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $486)
$477	4.94% dated 10/31/2007	$477
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $122, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $124)
122	4.94% dated 10/31/2007	122

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $122, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $124)

122	4.94% dated 10/31/2007	122
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
1	4.94% dated 10/31/2007	1

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $265, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $271)

$265	4.94% dated 10/31/2007		$265
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $313, collateralized by FNMA 6.00%, 2036 — 2037, value of $319)
313	4.94% dated 10/31/2007		313
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $81, collateralized by FNMA 6.00%, 2036 — 2037, value of $83)
81	4.94% dated 10/31/2007		81

			1,381

Shares

	Securities Purchased with Proceeds from Security Lending — 1.0%
	Cash Collateral Reinvestment Fund:
363	Mellon GSL DBT II Collateral Fund		362

	Total short-term investments (cost $1,743)		$1,743

	Total investments (cost $31,560) (C)	101.4%	$35,369
	Other assets and liabilities	(1.4)%	(476)

	Total net assets	100.0%	$34,893

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 67.37% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $31,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,537
Unrealized Depreciation	(866)

Net Unrealized Appreciation	$3,671

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $19,087, which represents 54.70% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$25	$25	11/05/07	$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2007

Percentage of
Industry	Net Assets

Agencies, Brokerages, Other Insurance Act.	5.0%

Commercial Banking	9.8

Consumer Lending	1.9

Depository Credit Banking	22.9

Insurance Carriers	17.1

International Trade Financing (Foreign Banks)	20.1

Nondepository Credit Banking	7.5

Other Financial Investment Activities	4.9

Real Estate Credit (Mortgage Banking)	1.7

Securities, Commodities and Brokerage	5.5

Short-Term Investments	5.0

Other Assets and Liabilities	(1.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Growth Fund (formerly The Hartford Global Leaders Fund)

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.4%
	Austria — 1.1%
113	Erste Bank Der Oesterreichischen Sparkassen AG (A)	$9,234

	Bermuda — 0.9%
337	Seadrill Ltd. (A)(D)	8,078

	Brazil — 2.1%
463	Companhia Vale do Rio Doce ADR	17,453

	Canada — 4.5%
187	Cameco Corp. #	9,162
108	Research In Motion Ltd. (D)	13,472
137	Suncor Energy, Inc.	15,036

		37,670

	China — 4.8%
103	Alibaba.com Ltd. (D)(Q)	180
2,483	China Communications Construction Co., Ltd. (A)	7,879
2,035	China Merchants Bank Co., Ltd. (A)	10,490
153	Focus Media Holding Ltd. ADR (D)(G)	9,498
207	Suntech Power Holdings Co., Ltd. ADR (D)(G)	12,184

		40,231

	Finland — 1.8%
384	Nokia Corp.	15,241

	France — 5.5%
94	Accor S.A. (A)	9,024
57	Alstom RGPT (A)	13,423
42	Pinault-Printemps-Redoute S.A. (A)	8,394
176	Veolia Environment S.A. (A)	15,740

		46,581

	Germany — 4.5%
316	Arcandor AG (A)(D)	10,187
46	Daimler AG (A)	5,016
66	Deutsche Boerse AG (A)	10,320
90	Siemens AG (A)	12,200

		37,723

	Greece — 1.0%
124	National Bank of Greece (A)	8,690

	Hong Kong — 0.8%
362	Sun Hung Kai Properties Ltd. (A)	6,918

	Ireland — 2.2%
412	Elan Corp. plc ADR (D)(G)	9,810
172	Ryanair Holdings plc ADR (D)(G)	8,451

		18,261

	Japan — 5.0%
2	Japan Tobacco, Inc. (A)	9,174
31	Nintendo Co., Ltd. (A)	19,751
168	Sumco Corp. (A)	6,146
192	Sumitomo Realty & Development Co., Ltd. (A)	6,777

		41,848

	Luxembourg — 1.7%
121	Millicom International Cellular S.A. (D)	14,203

	Mexico — 1.0%
126	America Movil S.A.B. de C.V. ADR	8,246

	Netherlands — 1.0%
239	ASML Holding N.V. (A)	8,306

	South Korea — 1.1%
90	LG Electronics, Inc. (A)(D)	9,486

	Spain — 1.3%
213	Gamesa Corporacion Tecnologica S.A. (A)	10,818

	Switzerland — 4.7%
440	ABB Ltd. (A)	13,312
157	Julius Baer Holding Ltd. (A)	13,670
28	Nestle S.A. (A)	13,135

		40,117

	Taiwan — 1.3%
1,447	Hon Hai Precision Industry Co., Ltd. (A)	11,095

	United Kingdom — 10.0%
272	BHP Billiton plc (A)	10,456
1,104	Invesco plc (A)	16,901
1,382	Man Group plc (A)	16,981
234	Reckitt Benckiser Group plc (A)	13,619
1,201	Tesco plc (A)	12,217
196	Xstrata plc (A)	14,108

		84,282

	United States — 41.1%
395	Activision, Inc. (D)	9,342
182	American Tower Corp. Class A (D)	8,028
73	Apple, Inc. (D)	13,847
113	Boeing Co.	11,180
217	Broadcom Corp. Class A (D)	7,063
119	Celgene Corp. (D)	7,841
576	Cisco Systems, Inc. (D)	19,043
208	Cognizant Technology Solutions Corp. (D)	8,607
496	Comcast Corp. Class A (D)(G)	10,439
436	Corning, Inc.	10,587
143	Danaher Corp. (G)	12,285
77	Diamond Offshore Drilling, Inc.	8,685
336	Electronic Arts, Inc. (D)(G)	20,518
78	Eli Lilly & Co.	4,213
136	General Dynamics Corp.	12,398
217	Gilead Sciences, Inc. (D)	10,023
37	Goldman Sachs Group, Inc.	9,223
41	Google, Inc. (D)	29,200
165	Hewlett-Packard Co.	8,527
110	Las Vegas Sands Corp. (D)(G)	14,664
304	MetroPCS Communications, Inc. (D)	6,842
294	MF Global Ltd. (D)(G)	8,697
176	Monsanto Co.	17,193
637	Oracle Corp. (D)	14,113
99	Praxair, Inc.	8,471
202	Qualcomm, Inc.	8,644
407	Schering-Plough Corp.	12,409
144	Schlumberger Ltd.	13,906
251	St. Jude Medical, Inc. (D)	10,219
153	Ultra Petroleum Corp. (D)(G)	10,820

		347,027

	Total common stock (cost $570,440)	$821,508

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 9.6%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $5,674, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $5,787)
$5,673	4.94% dated 10/31/2007		$5,673

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,452, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,481)

1,452	4.94% dated 10/31/2007		1,452

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,452, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,481)

1,452	4.94% dated 10/31/2007		1,452
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $7, collateralized by U.S. Treasury Note 2.63%, 2008, value of $7)
7	4.94% dated 10/31/2007		7

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,161, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $3,224)

3,161	4.94% dated 10/31/2007		3,161
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,728, collateralized by FNMA 6.00%, 2036 — 2037, value of $3,802)
3,727	4.94% dated 10/31/2007		3,727
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $968, collateralized by FNMA 6.00%, 2036 — 2037, value of $988)
968	4.94% dated 10/31/2007		968

			16,440

Shares

	Securities Purchased with Proceeds from Security Lending — 7.7%
	Cash Collateral Reinvestment Fund:
64,595	Mellon GSL DBT II Collateral Fund		$64,543

	Total short-term investments (cost $80,983)		$80,983

	Total investments (cost $651,423) (C)	107.0%	$902,491
	Other assets and liabilities	(7.0)%	(59,315)

	Total net assets	100.0%	$843,176

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 56.27% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $651,991 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$252,488
Unrealized Depreciation	(1,988)

Net Unrealized Appreciation	$250,500

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $341,545, which represents 40.51% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $182.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$2,191	$2,184	11/01/07	$7
Hong Kong Dollar (Buy)	182	182	11/06/07	—
Japanese Yen (Sell)	110	111	11/01/07	1
Japanese Yen (Sell)	316	317	11/02/07	1
Japanese Yen (Sell)	299	300	11/05/07	1

				$10

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.1%

Capital Goods	4.2

Consumer Cyclical	8.6

Consumer Staples	4.3

Energy	6.7

Finance	14.0

Health Care	8.5

Services	6.2

Technology	32.0

Transportation	2.5

Utilities	3.3

Short-Term Investments	9.6

Other Assets and Liabilities	(7.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.4%
	Data Processing Services — 0.4%
156	IMS Health, Inc.	$3,938

	Drugs & Druggists Sundries Wholesalers — 2.1%
132	Cardinal Health, Inc.	8,953
171	McKesson Corp.	11,276

		20,229

	Electromedical Manufacturing — 7.5%
308	Beckman Coulter, Inc.	21,827
1,055	Medtronic, Inc.	50,040

		71,867

	General Medical and Surgical Hospitals — 1.5%
1,295	Health Management Associates, Inc. Class A	8,560
125	Universal Health Services, Inc. Class B	6,094

		14,654

	Health and Personal Care Stores — 1.0%
181	Longs Drug Stores Corp.	9,520

	Insurance Carriers — 7.9%
348	Aetna, Inc.	19,547
331	Health Net, Inc. (D)(G)	17,723
389	UnitedHealth Group, Inc.	19,108
242	Wellpoint, Inc. (D)	19,150

		75,528

	Medical and Diagnostic Laboratories — 0.7%
318	DiaSorin S.p.A. (D)	6,360

	Medical Equipment & Supplies Manufacturing — 6.7%
167	Becton, Dickinson & Co.	13,963
360	Fresenius Medical Care AG ADR	19,000
456	St. Jude Medical, Inc. (D)	18,552
55	Synthes, Inc. (A)	6,869
305	Volcano Corp. (D)	5,218

		63,602

	Other Ambulatory Health Care Services — 0.2%
69	Odontoprev S.A.	2,173

	Pharmaceutical & Medicine Manufacturing — 58.9%
1,132	Abbott Laboratories	61,824
351	Amylin Pharmaceuticals, Inc. (D)(G)	15,793
578	Astellas Pharma, Inc. (A)	25,640
460	AstraZeneca plc ADR	22,571
150	AtheroGenics, Inc. (D)(G)	243
208	Barr Pharmaceuticals, Inc. (D)(G)	11,911
512	Bristol-Myers Squibb Co.	15,355
255	Cephalon, Inc. (D)(G)	18,807
989	Cytokinetics, Inc. (D)(G)	4,896
950	Daiichi Sankyo Co., Ltd. (A)(G)	27,005
603	Eisai Co., Ltd. (A)	25,298
951	Elan Corp. plc ADR (D)	22,641
334	Eli Lilly & Co.	18,070
363	Forest Laboratories, Inc. (D)	14,163
586	Gilead Sciences, Inc. (D)	27,058
150	H. Lundbeck A/S (A)(G)	4,314
317	Hospira, Inc. (D)(G)	13,085
	Pharmaceutical & Medicine Manufacturing — (continued)
138	Ipsen (A)	7,900
228	Laboratorios Admiral S.A. (D)	5,533
720	MGI Pharma, Inc. (D)(G)	23,451
124	NPS Pharmaceuticals, Inc. (D)(G)	564
245	OSI Pharmaceuticals, Inc. (D)(G)	10,193
261	PharMerica Corp. (D)(G)	4,158
143	Profarma Distribuidora (D)	2,776
830	Progenics Pharmaceuticals, Inc. (D)(G)	19,214
646	Sanofi-Aventis S.A. ADR	28,444
1,913	Schering-Plough Corp.	58,370
1,333	Shionogi & Co., Ltd. (A)	22,717
302	Teva Pharmaceutical Industries Ltd. ADR	13,273
327	UCB S.A. (A)(G)	19,222
326	Vertex Pharmaceuticals, Inc. (D)(G)	10,533
193	Wyeth	9,376

		564,398

	Professional Services — Computer System Design and Related — 0.9%
383	Eclipsys Corp. (D)(G)	8,652

	Scientific Research & Development Services — 9.6%
206	American Oriental Bioengineering, Inc. (D)	2,830
830	Applera Corp. — Celera Group (D)	13,532
505	CV Therapeutics, Inc. (D)(G)	5,170
509	Exelixis, Inc. (D)(G)	5,595
1,334	Human Genome Sciences, Inc. (D)(G)	12,623
378	Incyte Corp. (D)(G)	3,276
399	Medicines Co. (D)(G)	7,637
1,934	Millennium Pharmaceuticals, Inc. (D)(G)	22,861
281	Regeneron Pharmaceuticals, Inc. (D)(G)	6,189
667	Vermillion, Inc. (D)(G)	667
15	WuXi PharmaTech Cayman, Inc. (D)(G)	589
831	Zymogenetics, Inc. (D)(G)	11,178

		92,147

	Total common stock (cost $820,229)	$933,068

Principal
Amount

SHORT-TERM INVESTMENTS — 18.0%
	Repurchase Agreements — 3.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $10,883, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $11,100)
$10,882	4.94% dated 10/31/2007	$10,882

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,786, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $2,841)

2,785	4.94% dated 10/31/2007	2,785

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,787, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $2,841)

$2,786	4.94% dated 10/31/2007		$2,786
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $13, collateralized by U.S. Treasury Note 2.63%, 2008, value of $13)
13	4.94% dated 10/31/2007		13

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,064, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $6,184)

6,063	4.94% dated 10/31/2007		6,063
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $7,150, collateralized by FNMA 6.00%, 2036 — 2037, value of $7,292)
7,149	4.94% dated 10/31/2007		7,149
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,857, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,894)
1,857	4.94% dated 10/31/2007		1,857

			31,535

Shares

	Securities Purchased with Proceeds from Security Lending — 14.7%
	Cash Collateral Reinvestment Fund:
140,294	Navigator Prime Portfolio		140,294

Principal
Amount

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
$—	4.75%, 11/26/2007		—

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
—	4.44%, 11/14/2007		—
—	4.32%, 03/03/2008		—

Principal			Market
Amount			Value (W)

Principal			Market
Amount			Value (W)

	Federal Home Loan Bank
—	3.75%, 08/13/2008		—
—	4.36%, 09/10/2009		—
1	4.41%, 01/25/2008		1
—	4.44%, 11/14/2007 — 12/21/2008		—
—	4.46%, 11/21/2007		—
—	4.57%, 02/15/2008		—
25	4.75%, 11/26/2007		25

			26

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
—	2.38%, 01/15/2025 — 01/15/2027 (O)		—
—	3.38%, 04/15/2032 (O)		—
663	3.88%, 04/15/2029 (O)		1,079
—	7.00%, 02/15/2023		—
	U.S. Treasury Note
1	1.63%, 01/15/2015 (O)		1
—	1.88%, 07/15/2015 (O)		—
	U.S. Treasury Note
—	2.00%, 01/15/2014 — 01/15/2016 (O)		—
1	2.38%, 04/15/2011 — 01/15/2017 (O)		1
—	3.88%, 01/15/2009 (O)		—

			1,081

			141,401

	Total short-term investments (cost $172,936)		$172,936

	Total investments (cost $993,165) (C)	115.4%	$1,106,004
	Other assets and liabilities	(15.4)%	(147,463)

	Total net assets	100.0%	$958,541

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 27.37% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $994,610 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$133,023
Unrealized Depreciation	(21,629)

Net Unrealized Appreciation	$111,394

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $138,965, which represents 14.50% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$515	$514	11/02/07	$1
Japanese Yen (Buy)	3,945	3,954	11/05/07	(9)

				$(8)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2007

Percentage of
Country	Net Assets

Belgium	2.0%

Brazil	0.5

China	0.1

Denmark	0.4

France	3.8

Germany	2.0

Ireland	2.4

Israel	1.4

Italy	0.7

Japan	10.5

Spain	0.6

Switzerland	0.7

United Kingdom	2.3

United States	70.0

Short-Term Investments	18.0

Other Assets and Liabilities	(15.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.1%
	Activities Related to Credit Banking — 2.6%
93	Western Union Co.	$2,050

	Business Support Services — 1.1%
25	Iron Mountain, Inc. (D)(G)	870

	Communications Equipment — 10.1%
109	Cisco Systems, Inc. (D)	3,597
20	Nokia Corp.	794
85	Qualcomm, Inc.	3,624

		8,015

	Computer and Peripheral — 20.0%
11	Apple, Inc. (D)#	2,070
77	Hewlett-Packard Co.	3,979
394	Hon Hai Precision Industry Co., Ltd. (A)	3,020
41	International Business Machines Corp.	4,715
66	Network Appliance, Inc. (D)	2,091

		15,875

	Electrical Equipment Manufacturing — Component Other — 4.0%
15	CommScope, Inc. (D)	693
102	Corning, Inc.	2,471

		3,164

	Employment Services — 2.6%
16	Manpower, Inc.	1,166
29	Robert Half International, Inc.	885

		2,051

	Industrial Machinery — 1.3%
23	Varian Semiconductor Equipment Associates, Inc. (D)	1,068

	Industrial Machinery and Equipment Rental and Leasing — 0.7%
31	Comverse Technology, Inc. (D)	588

	Internet Providers & Web Search Port — 0.7%
85	Telecity Group plc (D)	571

	Internet Publishing and Broadcasting — 1.3%
9	Equinix, Inc. (D)(G)	1,038

	Management, Scientific, and Technical Consulting Services — 2.5%
29	Accenture Ltd. Class A	1,148
20	Monster Worldwide, Inc. (D)	816

		1,964

	On-Line Information Services — 9.4%
11	Google, Inc. (D)	7,476

	Professional & Commercial Equipment — 2.0%
76	Ingram Micro, Inc. (D)	1,616

	Professional Services — Accounting, Tax Prep, Payroll — 0.2%
5	Paychex, Inc.	192

	Professional Services — Computer System Design and Related — 4.5%
40	Automatic Data Processing, Inc.	1,957
19	DST Systems, Inc. (D)(G)	1,635

		3,592

	Securities and Commodity Exchanges — 0.0%
—	Mercadolibre, Inc. (D)	9

	Securities, Commodities and Brokerage — 0.0%
10	Alibaba.com Ltd. (D)(Q)	17

	Semiconductor, Electronic Component Manufacturing — 15.2%
67	Applied Materials, Inc.	1,309
53	ASML Holding N.V. (A)	1,840
13	Austriamicrosystems (D)	730
96	Intel Corp.	2,572
74	JDS Uniphase Corp. (D)(G)	1,131
49	Lam Research Corp. (D)(G)	2,480
51	Maxim Integrated Products, Inc.	1,387
29	S.O.I. Tec S.A. (A)(D)	565
6	Trident Microsystems, Inc. (D)	45

		12,059

	Semiconductor, Electronic Components — 1.5%
58	Fairchild Semiconductor International, Inc. (D)	1,058
10	ON Semiconductor Corp. (D)	100

		1,158

	Software Publishers — 14.7%
18	Activision, Inc. (D)	419
84	Brocade Communications Systems, Inc. (D)	798
66	Electronic Arts, Inc. (D)	4,040
8	F5 Networks, Inc. (D)	288
109	Microsoft Corp.	4,020
31	Oracle Corp. (D)	681
50	Red Hat, Inc. (D)(G)	1,073
13	Temenos Group AG (A)(D)	356

		11,675

	Wireless Communications Services — 0.7%
84	Sonus Networks, Inc. (D)(G)	578

	Total common stock (cost $63,440)	$75,626

EXCHANGE TRADED FUNDS — 2.8%
	Other Investment Pools and Funds — 2.8%
34	Ishares Goldman Sachs Tech I Index Fund	$2,187

	Total exchange traded funds (cost $2,109)	$2,187

	Total long-term investments (cost $65,549)	$77,813

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 10.6%
	Repurchase Agreements — 2.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $613, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $626)
$613	4.94% dated 10/31/2007		$613
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $157, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $160)
157	4.94% dated 10/31/2007		157

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $157, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $160)

157	4.94% dated 10/31/2007		157
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
1	4.94% dated 10/31/2007		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $342, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $349)

342	4.94% dated 10/31/2007		342
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $403, collateralized by FNMA 6.00%, 2036 — 2037, value of $411)
403	4.94% dated 10/31/2007		403
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $105, collateralized by FNMA 6.00%, 2036 — 2037, value of $107)
105	4.94% dated 10/31/2007		105

			1,778

Shares

	Securities Purchased with Proceeds from Security Lending — 8.4%
	Cash Collateral Reinvestment Fund:
6,635	BNY Institutional Cash Reserve Fund		6,635

	Total short-term investments (cost $8,413)		$8,413

	Total investments (cost $73,962) (C)	108.5%	$86,226
	Other assets and liabilities	(8.5)%	(6,737)

	Total net assets	100.0%	$79,489

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.93% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $74,323 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,235
Unrealized Depreciation	(1,332)

Net Unrealized Appreciation	$11,903

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $5,781, which represents 7.27% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $17.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$45	$45	11/02/07	$—
Hong Kong Dollar (Buy)	17	17	11/06/07	—
Swiss Franc (Sell)	44	44	11/05/07	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Allocation Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.9%
EQUITY FUNDS — 80.3%
4,327	The Hartford Capital Appreciation Fund, Class Y		$213,000
1,989	The Hartford Disciplined Equity Fund, Class Y		30,690
2,795	The Hartford Equity Income Fund, Class Y		42,562
2,308	The Hartford Global Growth Fund, Class Y		60,435
955	The Hartford Growth Opportunities Fund, Class Y		37,662
2,093	The Hartford International Opportunities Fund, Class Y		47,046
2,489	The Hartford International Small Company Fund, Class Y		45,456
1,653	The Hartford Select MidCap Value Fund, Class Y		20,184
3,568	The Hartford Select SmallCap Value Fund, Class Y		42,106
1,373	The Hartford Small Company Fund, Class Y		35,693
2	The Hartford Stock Fund, Class Y		54
9,798	The Hartford Value Fund, Class Y		138,059

	Total equity funds (cost $580,177)		$712,947

FIXED INCOME FUNDS — 19.6%
677	The Hartford Income Fund, Class Y		$6,855
2,780	The Hartford Inflation Plus Fund, Class Y		29,717
5,065	The Hartford Short Duration Fund, Class Y		49,689
8,206	The Hartford Total Return Bond Fund, Class Y		87,308

	Total fixed income funds (cost $174,172)		$173,569

	Total investments in affiliated investment companies (cost $754,349) (C)	99.9%	$886,516
	Other assets and liabilities	0.1%	930

	Total net assets	100.0%	$887,446

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $754,529 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$133,504
Unrealized Depreciation	(1,517)

Net Unrealized Appreciation	$131,987

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.9%
	Basic Materials — 8.0%
291	Agrium, Inc.	$18,505
332	Cameco Corp.	16,292
495	Companhia Vale do Rio Doce ADR	18,658
165	Freeport McMoRan Copper & Gold, Inc.	19,396
91	Potash Corp. of Saskatchewan	11,195
279	Vedanta Resources plc (A)	12,822

		96,868

	Capital Goods — 6.2%
724	ABB Ltd. ADR	21,879
199	Boeing Co.	19,611
48	Deere & Co.	7,413
246	Gamesa Corporacion Tecnologica S.A. (A)	12,517
170	Parker-Hannifin Corp.	13,662

		75,082

	Consumer Cyclical — 5.8%
308	American Eagle Outfitters, Inc.	7,329
180	Coach, Inc. (D)	6,599
98	Foster Wheeler Ltd. (D)	14,555
296	Kohl’s Corp. (D)	16,250
322	NIKE, Inc. Class B	21,309
187	Staples, Inc.	4,369

		70,411

	Consumer Staples — 2.0%
25	Nestle S.A. (A)	11,367
82	PepsiCo, Inc.	6,009
93	Procter & Gamble Co.	6,465

		23,841

	Energy — 6.7%
205	ConocoPhillips Holding Co.	17,425
37	Diamond Offshore Drilling, Inc.	4,214
220	EOG Resources, Inc.	19,523
187	Halliburton Co.	7,377
206	Transocean, Inc. (D)	24,545
121	Ultra Petroleum Corp. (D)	8,593

		81,677

	Finance — 8.4%
333	Banco Itau Holding Financeira S.A.	9,509
19	CME Group, Inc.	12,819
134	Franklin Resources, Inc.	17,416
80	Goldman Sachs Group, Inc.	19,772
553	Invesco plc ADR (G)	16,966
471	MF Global Ltd. (D)	13,914
563	Western Union Co.	12,415

		102,811

	Health Care — 9.4%
296	Abbott Laboratories	16,171
414	Elan Corp. plc ADR (D)	9,858
150	Gilead Sciences, Inc. (D)	6,930
349	Merck & Co., Inc.	20,303
176	Monsanto Co.	17,145
855	Schering-Plough Corp.	26,091
290	Teva Pharmaceutical Industries Ltd. ADR	12,743
153	Vertex Pharmaceuticals, Inc. (D)	4,945

		114,186

	Services — 12.6%
467	Accenture Ltd. Class A	18,236
297	Apollo Group, Inc. Class A (D)(G)	23,540
222	Autodesk, Inc. (D)	10,868
291	Automatic Data Processing, Inc.	14,441
605	Cadence Design Systems, Inc. (D)	11,866
270	Cognizant Technology Solutions Corp. (D)	11,188
74	Equifax, Inc. (D)	2,861
136	Fluor Corp.	21,510
308	Focus Media Holding Ltd. ADR (D)(G)	19,070
263	Manpower, Inc.	19,622

		153,202

	Technology — 35.0%
168	Adobe Systems, Inc. (D)	8,031
689	Altera Corp.	13,509
134	America Movil S.A.B. de C.V. ADR	8,767
143	Apple, Inc. (D)	27,163
284	AT&T, Inc.	11,863
1,362	Cisco Systems, Inc. (D)	45,024
266	Danaher Corp.	22,824
356	Electronic Arts, Inc. (D)	21,784
58	Google, Inc. (D)	41,303
415	Hewlett-Packard Co.	21,439
671	Intel Corp.	18,053
98	International Business Machines Corp.	11,370
411	Linear Technology Corp.	13,578
334	McAfee, Inc. (D)(G)	13,800
401	MetroPCS Communications, Inc. (D)(G)	9,017
343	Microsoft Corp.	12,624
424	Network Appliance, Inc. (D)(G)	13,349
205	NII Holdings, Inc. Class B (D)	11,909
259	Nokia Corp.	10,294
1,918	Oracle Corp. (D)	42,528
283	Qualcomm, Inc.	12,104
132	Siemens AG	17,937
955	Symantec Corp. (D)	17,929

		426,199

	Transportation — 2.7%
368	General Dynamics Corp.	33,481

	Utilities — 1.1%
227	Suntech Power Holdings Co., Ltd. ADR (D)(G)	13,357

	Total common stock (cost $945,403)	$1,191,115

Principal
Amount

SHORT-TERM INVESTMENTS — 7.1%
	Repurchase Agreements — 1.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,785, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $4,880)
$4,784	4.94% dated 10/31/2007	$4,784

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,225, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,249)

1,225	4.94% dated 10/31/2007	1,225

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,225, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,249)

$1,225	4.94% dated 10/31/2007		$1,225
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6, collateralized by U.S. Treasury Note 2.63%, 2008, value of $6)
5	4.94% dated 10/31/2007		5

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,666, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $2,719)

2,666	4.94% dated 10/31/2007		2,666
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,144, collateralized by FNMA 6.00%, 2036 — 2037, value of $3,206)
3,143	4.94% dated 10/31/2007		3,143
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $817, collateralized by FNMA 6.00%, 2036 — 2037, value of $833)
816	4.94% dated 10/31/2007		816

			13,864

Shares

	Securities Purchased with Proceeds from Security Lending — 6.0%
	Cash Collateral Reinvestment Fund:
63,582	Navigator Prime Portfolio		63,582

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
4,106	4.59%, 01/25/2008		4,062
22	4.75%, 11/26/2007		22

			4,084

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
—	4.44%, 11/14/2007		—
45	3.00%, 03/03/2008		44
80	3.75%, 07/25/2008		79
55	5.25%, 01/29/2009		56

			179

	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
6	3.75%, 08/13/2008		6
24	4.36%, 09/10/2009		24
572	4.41%, 01/25/2008		566
123	4.44%, 11/14/2007 — 12/21/2007		122
27	4.46%, 11/21/2007		27
—	4.57%, 02/15/2008		—
28	5.38%, 05/01/2009		28

			773

	Securities Purchased with Proceeds from Security Lending — (continued)
			Market
Shares			Value (B)

Principal			Market
Amount			Value (B)
	U.S. Treasury Bond
$28	2.38%, 01/15/2027 (O)		$29
680	3.88%, 04/15/2029 (O)		1,106
	U.S. Treasury Note
—	0.88%, 04/15/2010 (O)		—
284	2.00%, 07/15/2014 — 01/15/2016 (O)		298
81	3.00%, 07/15/2012 (O)		100
2	3.88%, 01/15/2009 (O)		2
2,431	1.88%, 07/15/2013 (O)		2,759

			4,294

			72,912

	Total short-term investments (cost $86,776)		$86,776

	Total investments (cost $1,032,179) (C)	105.0%	$1,277,891
	Other assets and liabilities	(5.0)%	(60,733)

	Total net assets	100.0%	$1,217,158

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.86% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $1,034,100 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$260,993
Unrealized Depreciation	(17,202)

Net Unrealized Appreciation	$243,791

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $36,706, which represents 3.02% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Opportunities Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 92.4%
	Basic Materials — 12.4%
566	Cameco Corp.	$27,762
788	Companhia Vale do Rio Doce ADR	29,684
442	Consol Energy, Inc.	24,950
194	FMC Corp.	11,181
272	Freeport McMoRan Copper & Gold, Inc.	31,974
989	Hercules, Inc.	18,599
813	Jarden Corp. (D)	28,888
1,535	Kingboard Chemical Holdings Ltd. (A)	10,079
1,198	Mitsubishi Rayon Co., Ltd. (A)	6,798
645	Owens-Illinois, Inc. (D)	28,629
158	Potash Corp. of Saskatchewan	19,393
98	Rio Tinto plc ADR (G)	36,563

		274,500

	Capital Goods — 2.1%
295	Flowserve Corp.	23,277
247	Kennametal, Inc. (G)	22,538

		45,815

	Consumer Cyclical — 7.2%
314	Abercrombie & Fitch Co. Class A	24,829
3,596	Bosideng International Holdings Ltd. (D)	1,540
116	Crocs, Inc. (D)(G)	8,649
742	Dick’s Sporting Goods, Inc. (D)(G)	24,774
702	Dollar Tree Stores, Inc. (D)(G)	26,875
70	Foster Wheeler Ltd. (D)	10,407
1,148	Gap, Inc.	21,699
468	Kohl’s Corp. (D)(G)	25,732
586	Liz Claiborne, Inc.	16,670

		161,175

	Consumer Staples — 0.9%
592	Unilever N.V. NY Shares	19,213

	Energy — 8.3%
952	Chesapeake Energy Corp. (G)	37,565
258	ConocoPhillips Holding Co.	21,920
354	EOG Resources, Inc.	31,338
454	Noble Corp.	24,045
177	Transocean, Inc. (D)(G)	21,164
369	Ultra Petroleum Corp. (D)	26,119
351	XTO Energy, Inc.	23,306

		185,457

	Finance — 6.0%
903	Aircastle Ltd.	29,166
110	Blackrock, Inc. (G)	22,847
822	Covanta Holding Corp. (D)	22,279
907	Cyrela Brazil Realty S.A.	15,543
703	Invesco plc ADR (G)	21,545
955	Western Union Co.	21,057

		132,437

	Health Care — 12.5%
582	Alkermes, Inc. (D)	9,430
362	Amylin Pharmaceuticals, Inc. (D)(G)	16,293
478	Auxilium Pharmaceuticals, Inc. (D)(G)	12,619
296	Cephalon, Inc. (D)(G)	21,790
	Health Care — (continued)
440	Charles River Laboratories International, Inc. (D)	25,537
677	Daiichi Sankyo Co., Ltd. (A)	19,255
218	Eisai Co., Ltd. (A)(G)	9,133
764	Elan Corp. plc ADR (D)(G)	18,190
262	Eli Lilly & Co.	14,177
260	Luxottica Group S.p.A. (A)	9,154
461	Merck & Co., Inc.	26,840
384	Pharmaceutical Product Development, Inc.	16,237
1,200	Schering-Plough Corp.	36,633
1,252	Shionogi & Co., Ltd. (A)	21,342
493	St. Jude Medical, Inc. (D)	20,088

		276,718

	Services — 9.0%
1,708	Allied Waste Industries, Inc. (D)	21,589
979	Cadence Design Systems, Inc. (D)	19,182
539	DreamWorks Animation SKG, Inc. (D)(G)	17,553
73	Equifax, Inc. (D)	2,803
615	Focus Media Holding Ltd. ADR (D)(G)	38,118
100	Iron Mountain, Inc. (D)	3,469
152	Manpower, Inc.	11,323
1,051	Net Servicos de Comunicacao S.A. (G)	16,894
1,038	Tetra Technologies, Inc. (D)	24,242
631	Viacom, Inc. Class B (D)	26,058
528	Waste Management, Inc.	19,218

		200,449

	Technology — 30.8%
1,150	Activision, Inc. (D)	27,188
721	Adobe Systems, Inc. (D)	34,550
170	Apple, Inc. (D)	32,367
715	Broadcom Corp. Class A (D)	23,263
790	Cisco Systems, Inc. (D)	26,111
503	Citrix Systems, Inc. (D)	21,628
111	Ctrip.com International Ltd.	6,273
579	Electronic Arts, Inc. (D)(G)	35,395
278	Equinix, Inc. (D)(G)	32,478
344	FLIR Systems, Inc. (D)(G)	23,852
192	Garmin Ltd.	20,599
90	Google, Inc. (D)	63,559
417	Hewlett-Packard Co.	21,540
430	Hologic, Inc. (D)	29,183
642	McAfee, Inc. (D)	26,563
184	MEMC Electronic Materials, Inc. (D)	13,451
353	NII Holdings, Inc. Class B (D)(G)	20,474
520	Nokia Corp.	20,639
321	Nuance Communications, Inc. (D)(G)	7,095
640	NVIDIA Corp. (D)	22,656
1,334	O2Micro International Ltd. ADR (D)	23,153
1,610	Oracle Corp. (D)	35,683
653	Qualcomm, Inc.	27,898
190	Research In Motion Ltd. (D)	23,669
253	Telefonica S.A. ADR	25,191
655	VeriFone Holdings, Inc. (D)(G)	32,367
269	Verint Systems, Inc. (D)	6,756

		683,581

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — 3.2%
305	Sunpower Corp. (D)(G)		$38,595
560	Suntech Power Holdings Co., Ltd. ADR (D)(G)		32,961

			71,556

	Total common stock (cost $1,631,672)		$2,050,901

Principal
Amount
SHORT-TERM INVESTMENTS — 27.6%
	Repurchase Agreements — 12.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $96,228, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $98,139)
$96,215	4.94% dated 10/31/2007		$96,215

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $24,632, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $25,121)

24,628	4.94% dated 10/31/2007		24,628

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $24,632, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $25,121)

24,629	4.94% dated 10/31/2007		24,629
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $111, collateralized by U.S. Treasury Note 2.63%, 2008, value of $113)
111	4.94% dated 10/31/2007		111

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $53,615, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $54,680)

53,608	4.94% dated 10/31/2007		53,608
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $63,222, collateralized by FNMA 6.00%, 2036 — 2037, value of $64,478)
63,213	4.94% dated 10/31/2007		63,213
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $16,421, collateralized by FNMA 6.00%, 2036 — 2037, value of $16,750)
16,419	4.94% dated 10/31/2007		16,419

			278,823

Principal			Market
Amount			Value (W)
			Market
Shares			Value (W)
	Securities Purchased with Proceeds from Security Lending — 15.0%
	Cash Collateral Reinvestment Fund:
333,583	BNY Institutional Cash Reserve Fund		$333,583

	Total short-term investments (cost $612,406)		$612,406

	Total investments (cost $2,244,078) (C)	120.0%	$2,663,307
	Other assets and liabilities	(20.0)%	(443,362)

	Total net assets	100.0%	$2,219,945

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.32% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $2,245,878 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$435,904
Unrealized Depreciation	(18,475)

Net Unrealized Appreciation	$417,429

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $75,761, which represents 3.41% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Japanese Yen (Sell)	$1,444	$1,453	11/01/07	$9
Japanese Yen (Sell)	2,588	2,600	11/02/07	12
Japanese Yen (Sell)	4,677	4,688	11/05/07	11

				$32

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.7%
	Finance — 0.6%
	CBA Commercial Small Balance Commercial Mortgage
$6,709	9.75%, 01/25/2039 (H)(T)	$671
	Soundview NIM Trust
920	8.25%, 12/25/2036 (H)	690

		1,361

	Transportation — 1.1%
	Continental Airlines, Inc.
537	6.80%, 08/02/2018 #	516
1,241	7.37%, 12/15/2015	1,203
1,064	8.39%, 11/01/2020	1,069

		2,788

	Total asset & commercial mortgage backed securities (cost $4,242)	$4,149

CORPORATE BONDS: INVESTMENT GRADE — 1.2%
	Finance — 0.2%
	Northern Rock plc
$750	5.60%, 04/30/2049 (I)	$600

	Services — 1.0%
	Clear Channel Communications, Inc.
2,275	7.65%, 09/15/2010	2,309

	Total corporate bonds: investment grade (cost $2,934)	$2,909

CORPORATE BONDS: NON-INVESTMENT GRADE — 83.9%
	Basic Materials — 11.2%
	Abitibi-Consolidated, Inc.
$1,275	9.19%, 06/15/2011 (L)	$1,046
	AK Steel Corp.
1,375	7.75%, 06/15/2012	1,403
	Aleris International, Inc.
1,375	9.00%, 12/15/2014	1,241
	Berry Plastics Holding Co.
725	9.57%, 09/15/2014 (L)#	727
	Bowater, Inc.
1,340	8.69%, 03/15/2010 (L)	1,226
700	9.50%, 10/15/2012	616
	Cooper Standard Automotive
1,040	7.00%, 12/15/2012 (G)	946
	Crown Americas, Inc.
1,370	7.75%, 11/15/2015 (G)	1,411
	Crown Cork & Seal Co., Inc.
660	8.00%, 04/15/2023	647
	Domtar, Inc.
1,620	5.38%, 12/01/2013 (G)	1,474
	Freeport-McMoRan Copper & Gold, Inc.
1,850	8.25%, 04/01/2015	1,998
	Georgia-Pacific Corp.
1,315	7.00%, 01/15/2015 (I)	1,289
	Graham Packaging Co., Inc.
1,180	9.88%, 10/15/2014 (G)	1,168
	Hexion Specialty Chemicals
1,400	10.06%, 11/15/2014 (L)	1,449
	Huntsman International LLC
1,350	7.88%, 11/15/2014	1,451
	Lyondell Chemical Co.
1,820	8.25%, 09/15/2016	2,079
	Basic Materials — (continued)
	MacDermid, Inc.
1,680	9.50%, 04/15/2017 (I)	1,604
	Nova Chemicals Corp.
1,130	8.48%, 11/15/2013 (L)#	1,110
	Potlatch Corp.
650	13.00%, 12/01/2009 (H)(L)	731
	RBS Global & Rexnord Corp.
430	11.75%, 08/01/2016 (G)	456
	Steel Dynamics, Inc.
1,225	7.38%, 11/01/2012 (I)	1,225
	Valmont Industries, Inc.
725	6.88%, 05/01/2014	725
	Verso Paper Holdings LLC
1,085	11.38%, 08/01/2016 (G)	1,150

		27,172

	Capital Goods — 1.6%
	Bausch & Lomb, Inc.
975	9.88%, 11/01/2015 (G)(I)	1,004
	Bombardier, Inc.
1,170	6.30%, 05/01/2014 (I)#	1,144
	L-3 Communications Corp.
176	3.00%, 08/01/2035 (X)	213
	Transdigm, Inc.
1,390	7.75%, 07/15/2014	1,414

		3,775

	Consumer Cyclical — 8.2%
	Alliance One International, Inc.
860	8.50%, 05/15/2012	856
	American Axle & Manufacturing Holdings, Inc.
960	7.88%, 03/01/2017 (G)	936
	Amerigas Partners L.P.
1,080	7.25%, 05/20/2015 #	1,069
	Aramark Corp.
1,200	8.86%, 02/01/2015 (L)	1,206
	Buffalo Thunder
1,325	9.38%, 12/15/2014 (I)	1,239
	Builders FirstSource, Inc.
865	9.81%, 02/15/2012 (G)(L)	813
	Ford Capital B.V.
600	9.50%, 06/01/2010	604
	General Motors Corp.
1,610	7.13%, 07/15/2013 (G)	1,493
	K. Hovnanian Enterprises, Inc.
378	6.00%, 01/15/2010 (G)	289
1,030	8.88%, 04/01/2012 (G)	752
	KB Home & Broad Home Corp.
1,200	6.38%, 08/15/2011	1,137
	Levi Strauss & Co.
635	9.75%, 01/15/2015 (G)	663
	Michaels Stores, Inc.
945	11.38%, 11/01/2016 (G)	943
	Neiman Marcus Group, Inc.
1,335	10.38%, 10/15/2015 (G)	1,452
	Phillips Van-Heusen Corp.
980	7.75%, 11/15/2023	1,003
	SGS International, Inc.
1,075	12.00%, 12/15/2013	1,131
	Stater Brothers Holdings, Inc.
1,090	8.13%, 06/15/2012	1,101
	Tenneco, Inc.
1,850	8.63%, 11/15/2014 (G)	1,887

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Consumer Cyclical — (continued)
	TRW Automotive, Inc.
$425	7.00%, 03/15/2014 (I)	$414
965	7.25%, 03/15/2017 (I)	940

		19,928

	Consumer Staples — 1.0%
	Appleton Papers, Inc.
1,090	9.75%, 06/15/2014 (G)	1,085
	Constellation Brands, Inc.
725	7.25%, 09/01/2016 (G)	730
635	7.25%, 05/15/2017 (I)	633

		2,448

	Energy — 4.9%
	Amerigas Partners L.P.
320	7.13%, 05/20/2016 (G)	313
	Chesapeake Energy Corp.
596	2.75%, 11/15/2035 (X)	710
595	6.63%, 01/15/2016	583
1,400	7.63%, 07/15/2013 #	1,463
	Cie Gen Geophysique
1,175	7.75%, 05/15/2017	1,210
	Cimarex Energy Co.
850	7.13%, 05/01/2017	849
	Encore Acquisition Co.
850	7.25%, 12/01/2017 (G)	814
	Ferrell Gas Partners L.P.
1,120	8.75%, 06/15/2012 #	1,154
	Hilcorp Energy I L.P./Finance Co.
960	7.75%, 11/01/2015 (I)	944
	Inergy L.P.
1,190	8.25%, 03/01/2016	1,244
	Petrohawk Energy Corp.
1,000	9.13%, 07/15/2013 #	1,061
	Pogo Producing Co.
1,500	7.88%, 05/01/2013	1,530

		11,875

	Finance — 13.2%
	American Real Estate Partners L.P.
1,075	7.13%, 02/15/2013 (G)	1,048
	Atlantic Broadband Finance LLC
1,420	9.38%, 01/15/2014 #	1,392
	Dow Jones CDX HY
1,250	8.75%, 12/29/2012 (I)	1,241
	El Paso Performance-Linked Trust
1,375	7.75%, 07/15/2011 (I)	1,418
	Ford Motor Credit Co.
720	7.38%, 02/01/2011	679
3,430	7.99%, 01/13/2012 (L)	3,175
	General Motors Acceptance Corp.
6,550	6.88%, 09/15/2011 — 08/28/2012	5,979
	Hertz Corp.
1,600	10.50%, 01/01/2016 (G)	1,720
	Host Marriott L.P.
1,190	6.75%, 06/01/2016	1,190
	Hub International Holdings, Inc.
755	10.25%, 06/15/2015 (I)	698
	LPL Holdings, Inc.
1,790	10.75%, 12/15/2015 (H)	1,862
	LVB Acquisition Merger Sub, Inc.
1,100	10.37%, 10/15/2017 (I)(L)	1,114
	Multiplan Corp.
1,255	10.38%, 04/15/2016 (I)	1,283
	Finance — (continued)
	Pinnacle Foods Finance LLC
1,355	10.63%, 04/01/2017 (G)(I)	1,263
	Rainbow National Services LLC
810	10.38%, 09/01/2014 (I)	891
	Realogy Corp.
990	10.50%, 04/15/2014 (G)(I)	823
490	12.38%, 04/15/2015 (G)(I)	358
	Rental Service Corp.
950	9.50%, 12/01/2014 (G)	913
	Residential Capital Corp.
3,725	7.38%, 06/30/2010	2,747
	United Rentals North America, Inc.
800	7.00%, 02/15/2014	848
	Universal City Florida
525	10.11%, 05/01/2010 (G)(L)	537
	Yankee Acquisition Corp
990	9.75%, 02/15/2017 (G)	916

		32,095

	Health Care — 4.3%
	Community Health Systems, Inc.
1,345	8.88%, 07/15/2015 (I)	1,362
	HCA, Inc.
2,065	9.25%, 11/15/2016 #	2,173
	HMH Holdings, Inc.
743	11.97%, 06/15/2014 (I)(L)	739
	IASIS Healthcare Capital Corp.
1,430	8.75%, 06/15/2014	1,444
	Invacare Corp.
1,390	9.75%, 02/15/2015	1,414
	National Mentor Holdings, Inc.
645	11.25%, 07/01/2014	684
	Rite Aid Corp.
650	7.50%, 03/01/2017	605
1,500	9.50%, 06/15/2017 (I)	1,388
	Skilled Healthcare Group, Inc.
650	11.00%, 01/15/2014	707

		10,516

	Services — 16.0%
	Affinion Group, Inc.
1,415	11.50%, 10/15/2015	1,475
	Allied Waste North America, Inc.
1,850	6.88%, 06/01/2017 (G)	1,850
	AMC Entertainment, Inc.
920	11.00%, 02/01/2016 (G)	996
	Cablevision Systems Corp.
850	8.00%, 04/15/2012	831
	CSC Holdings, Inc.
1,850	7.63%, 04/01/2011 #	1,845
	Dex Media West LLC, Inc.
1,785	8.00%, 11/15/2013 #	1,790
1,800	9.88%, 08/15/2013 #	1,919
	DirecTV Holdings LLC
825	6.38%, 06/15/2015	796
550	8.38%, 03/15/2013	575
	Echostar DBS Corp.
950	6.63%, 10/01/2014	969
	Education Management LLC
1,120	10.25%, 06/01/2016 (G)	1,176
	Harland Clarke Holdings
1,230	9.50%, 05/15/2015 (G)	1,119
	Harrah’s Operating Co., Inc.
1,200	5.63%, 06/01/2015	930

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Services — (continued)
		Idearc, Inc.
	$1,375	8.00%, 11/15/2016	$1,379
		Knowledge Learning Center, Inc.
	1,020	7.75%, 02/01/2015 (I)	997
		Liberty Media Corp.
	1,215	8.25%, 02/01/2030 (G)	1,194
		MGM Mirage, Inc.
	780	6.75%, 09/01/2012	768
	2,085	7.50%, 06/01/2016	2,072
		MTR Gaming Group, Inc.
	750	9.00%, 06/01/2012	750
		Pinnacle Entertainment, Inc.
	1,095	7.50%, 06/15/2015 (I)	1,057
		Pokagon Gaming Authority
	1,030	10.38%, 06/15/2014 (I)	1,138
		Quebecor Media
	1,200	7.75%, 03/15/2016 (I)	1,158
		Quebecor World Capital Corp.
	1,200	8.75%, 03/15/2016 (I)	1,110
		Reader’s Digest Association, Inc.
	1,055	9.00%, 02/15/2017 (I)	940
		Sheridan Group, Inc.
	1,200	10.25%, 08/15/2011	1,230
		Sirius Satellite Radio, Inc.
	1,350	9.63%, 08/01/2013	1,342
		Station Casinos, Inc.
	1,300	7.75%, 08/15/2016	1,273
		SunGard Data Systems, Inc.
	1,935	10.25%, 08/15/2015 (G)	2,017
		TL Acquisitions, Inc.
	1,125	10.50%, 01/15/2015 (I)	1,119
		Unisys Corp.
	1,420	7.88%, 04/01/2008	1,413
		West Corp.
	1,300	9.50%, 10/15/2014	1,336
		Wynn Las Vegas LLC
	390	6.62%, 12/01/2014	383

			38,947

		Technology — 14.2%
		Advanced Micro Devices, Inc.
	1,325	7.75%, 11/01/2012 (G)	1,226
		Broadview Networks Holdings, Inc.
	1,050	11.38%, 09/01/2012 (I)	1,113
		Canwest MediaWorks L.P.
	1,300	9.25%, 08/01/2015 (G)(I)	1,319
		CCH I Holdings LLC
	1,400	10.00%, 05/15/2014 (G)	1,141
		Charter Communications Operating LLC
	1,655	8.00%, 04/30/2012 (I)	1,643
		Citizens Communications Co.
	1,370	7.88%, 01/15/2027	1,346
		Dobson Cellular Systems
	905	8.38%, 11/01/2011	959
		Freescale Semiconductor, Inc.
	700	9.13%, 12/15/2014	634
	595	9.57%, 12/15/2014 (L)	547
	1,265	10.13%, 12/15/2016 (G)	1,146
		General Cable Corp.
	1,015	7.61%, 04/01/2015 (L)	1,002
		Intelsat Bermuda Ltd.
	2,500	11.25%, 06/15/2016	2,687
		IPCS, Inc.
	850	7.48%, 05/01/2013 (L)	829
		Technology — (continued)
Principal			Market
Amount (B)			Value (W)

		Leap Wireless International, Inc.
	1,125	9.38%, 11/01/2014	1,117
		Level 3 Financing, Inc.
	700	9.25%, 11/01/2014	660
	805	12.25%, 03/15/2013	861
		MagnaChip Semiconductor
	1,325	6.88%, 12/15/2011 (G)	1,146
		Mediacom LLC
	795	9.50%, 01/15/2013 (G)	795
		MetroPCS Wireless, Inc.
	1,170	9.25%, 11/01/2014 (I)	1,161
		Momentive Performance
	1,990	9.75%, 12/01/2014 (I)	1,940
		Nortel Networks Ltd.
	2,250	10.75%, 07/15/2016 (I)	2,346
		NXP B.V./NXP Funding LLC
	720	7.99%, 10/15/2013 (G)(L)	682
		Qwest Communications International, Inc.
	2,160	7.50%, 02/15/2014 #	2,187
		Rural Cellular Corp.
	960	8.62%, 06/01/2013 (I)(L)	980
		Sanmina-Sci Corp.
	1,200	8.44%, 06/15/2014 (I)(L)	1,164
		Spansion LLC
	1,200	8.75%, 06/01/2013 (I)(L)	1,137
		Wind Acquisition
EUR	680	9.75%, 12/01/2015 (I)	1,079
		Windstream Corp.
	1,650	8.63%, 08/01/2016	1,765

			34,612

		Transportation — 1.0%
		Bristow Group, Inc.
	550	7.50%, 09/15/2017 (I)	566
		Continental Airlines, Inc.
	1,240	7.03%, 06/15/2011	1,204
		PHI, Inc.
	770	7.13%, 04/15/2013 (G)	747

			2,517

		Utilities — 8.3%
		AES Corp.
	1,220	8.00%, 10/15/2017 (I)	1,231
	1,150	9.50%, 06/01/2009	1,196
		Copano Energy LLC
	820	8.13%, 03/01/2016	843
		Dynegy Holdings, Inc.
	520	7.75%, 06/01/2019 (I)	488
	1,160	8.75%, 02/15/2012 (G)	1,195
		Edison Mission Energy
	1,200	7.20%, 05/15/2019 (I)	1,173
	1,090	7.50%, 06/15/2013	1,105
		Energy Future Holdings
	1,500	10.88%, 11/01/2017 (I)	1,517
		Markwest Energy Partners L.P.
	1,075	8.50%, 07/15/2016	1,075
		Mirant Americas Generation LLC
	600	8.30%, 05/01/2011	607
		Mirant North America LLC
	1,150	7.38%, 12/31/2013	1,166
		NRG Energy, Inc.
	880	7.25%, 02/01/2014	880
	2,570	7.38%, 02/01/2016	2,564

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Utilities — (continued)
	Reliant Energy, Inc.
$1,225	6.75%, 12/15/2014	$1,246
1,200	7.63%, 06/15/2014 (G)	1,210
	Texas Competitive Electric Co.
1,500	10.25%, 11/01/2015 (I)	1,507
	Williams Partners L.P.
1,160	7.25%, 02/01/2017	1,196

		20,199

	Total corporate bonds: non-investment grade (cost $206,662)	$204,084

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 11.5%
	Capital Goods — 0.9%
	Lincoln Industries Corp.
$800	11.49%, 01/10/2015 (N)	$792
	Rexnord Holdings, Inc.
877	13.33%, 03/01/2013 (N)	776
	Targus Group International
537	8.87%, 11/22/2012 (N)	500

		2,068

	Consumer Cyclical — 4.2%
	American Axle & Manufacturing Holdings, Inc.
915	7.70%, 06/14/2012 (N)	883
	Appleseed’s Brands
1,097	8.76%, 06/25/2013 (H)(N)	1,026
	Dollar General Corp.
1,150	7.73%, 07/03/2014 (N)	1,104
	Ford Motor Co.
5,207	8.70%, 12/15/2013 (N)	4,996
	Hanesbrands, Inc.
650	8.39%, 03/05/2014 (AA)(Q)	651
	Lear Corp.
1,200	7.79%, 04/25/2012 (N)	1,179
	Levi Strauss & Co.
450	7.57%, 03/09/2014 (N)	418

		10,257

	Finance — 0.3%
	Chrysler Financial Services NA
730	9.36%, 08/03/2012 (N)	729

	Health Care — 0.6%
	IASIS Healthcare Capital Corp.
1,425	10.32%, 06/15/2014 (N)	1,375
	Inverness Medical Innovation, Inc.
200	9.45%, 06/26/2015 (N)	200

		1,575

	Services — 2.8%
	Centaur LLC
330	12.39%, 10/30/2013 (AA)(Q)	326
	Centaur LLC Delayed Draw Term Loan B
133	8.89%, 10/30/2012 (AA)(Q)	130
	Centaur LLC Term Loan B
567	8.89%, 10/30/2012 (AA)(Q)	562
	Harrah’s Entertainment, Inc.
1,500	6.39%, 03/05/2008 (AA)(Q)	1,485
	Marquee Holdings, Inc.
469	10.60%, 06/13/2012 (H)(N)	453
	New World Gaming Partners Ltd.
500	10.39%, 01/16/2015(AA)(Q)	465
	Services — (continued)
	RHI Entertainment LLC
715	9.02%, 03/31/2014 (H)(N)	699
	Tribune Co.
1,450	9.39%, 05/23/2015(AA)(Q)	1,450
	WideOpenWest Finance LLC
1,350	11.45%, 07/01/2015 (N)	1,255

		6,825

	Technology — 1.7%
	Infor Lux Bond Co.
510	13.20%, 07/28/2014 (H)(N)	494
	Integra Telecom Holdings, Inc.
650	11.96%, 04/08/2014 (N)	657
	Kronos, Inc.
1,125	10.95%, 06/12/2015 (N)	1,043
	Mediacom Broadband
411	6.72%, 03/31/2010 (N)	394
	Wind Acquisitions Holdings Finance S.A.
1,490	12.45%, 12/12/2011 (N)	1,498

		4,086

	Utilities — 1.0%
	Astoria Generating Co. Acquisitions LLC
500	8.96%, 08/23/2013 (N)	494
	Texas Competitive Electric Holdings Co. LLC
2,000	8.39%, 10/24/2014 — 10/31/2014(AA)(Q)	2,000

		2,494

	Total senior floating rate interests: non-investment grade (cost $28,703)	$28,034

Shares

COMMON STOCK — 0.0%
	Consumer Cyclical — 0.0%
1	Hosiery Corp. of America, Inc. Class A (A)(D)(H)	—

	Technology — 0.0%
1	AboveNet, Inc. (D)(G)	49
—	XO Holdings, Inc. (D)(G)(H)	—

		49

	Total common stock (cost $21)	$49

WARRANTS — 0.0%
	Technology — 0.0%
—	AboveNet, Inc. Warrants (D)(H)	$31
—	XO Holdings, Inc. (D)(H)	—

	Total warrants (cost $—)	$31

PREFERRED STOCK — 0.4%
	Finance — 0.4%
17	United Rentals Trust I (X)	$844

	Total preferred stock (cost $838)	$844

	Total long-term investments (cost $243,400)	$240,100

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 16.9%
	Consumer Staples — 0.2%
	Cargill, Inc.
$437	4.80%, 11/01/2007		$437

	Finance — 0.0%
25	State Street Bank Money Market Fund		25

	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $796, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $809)
796	4.52% dated 10/31/2007		796

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $792, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $806)

792	4.50% dated 10/31/2007		792
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $795, collateralized by U.S. Treasury Note 9.25%, 2016, value of $805)
795	4.48% dated 10/31/2007		795

			2,383

Shares

	Securities Purchased with Proceeds from Security Lending — 15.6%
	Cash Collateral Reinvestment Fund:
37,986	Navigator Prime Portfolio		37,986

Principal
Amount

	U.S. Treasury Bills — 0.1%
$200	3.88%, 12/13/2007 (M)(S)		199

	Total short-term investments (cost $41,030)		$41,030

	Total investments (cost $284,430) (C)	115.6%	$281,130
	Other assets and liabilities	(15.6)%	(37,891)

	Total net assets	100.0%	$243,239

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.19% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $284,883 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,015
Unrealized Depreciation	(5,768)

Net Unrealized Depreciation	$(3,753)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007 rounds to zero.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $51,497, which represents 21.17% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $7,112.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(X)	Convertible debt security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR	— Euro

The accompanying notes are an integral part of these financial statements.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007	—	AboveNet, Inc. Warrants	$—
07/2007	1,097	Appleseed’s Brands, 8.76%, 06/25/2013	1,089
11/2006	6,709	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	651
10/1994	1	Hosiery Corp. of America, Inc. Class A - 144A	21
03/2007	510	Infor Lux Bond Co., 13.20%, 07/28/2014	510
08/2006	1,790	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,880
06/2007	469	Marquee Holdings, Inc., 10.60%, 06/13/2012	458
05/2001	650	Potlatch Corp., 13.00%, 12/01/2009	650
04/2007	715	RHI Entertainment LLC, 9.02%, 03/31/2014	702
02/2007	920	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	848
05/2006	—	XO Holdings, Inc.	—
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at October 31, 2007 was $6,657 which represents 2.74% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	187	Long	Dec, 2007	$91

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

	Market	Contract	Delivery	Appreciation/
Description	Value(W)	Amount	Date	(Depreciation)

Euro (Sell)	$2,132	$2,118	01/30/08	$(14)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at October 31, 2007

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	GMAC	Sell	6.65%	09/20/08	$625	$21

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 96.6%
	Alabama — 0.9%
	Huntsville-Redstone Village, AL, Special Care Fac FA
$600	5.25%, 01/01/2015 #	$591

	Arizona — 1.8%
	Show Low Bluff, AZ, Community
200	5.60%, 07/01/2031 (I)	191
	Tartesso West Community Dist
1,000	5.90%, 07/15/2032	1,001

		1,192

	California — 10.7%
	California Educational Fac Auth, Huntington Park Rev
200	5.15%, 07/01/2030	189
	California Statewide Communities DA Rev, Valleycare Health System
100	5.13%, 07/15/2031	94
	California Statewide Community DA, California Baptist University
1,000	5.50%, 11/01/2038	989
	California Statewide Community DA, Drew School
250	5.30%, 10/01/2037	239
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036 #	435
	Elk Grove, CA, Special Tax
500	5.25%, 09/01/2037 #	471
	Folsom, CA, Public FA Special Tax Rev
500	5.20%, 09/01/2032 #	471
	Golden State Tobacco Securitization Agency
3,500	5.75%, 06/01/2047	3,364
	Lincoln, CA, Public FA Special Tax Rev
200	5.00%, 09/01/2034	182
	Rancho Santa Fe, CA, Community Services Dist Special Tax Community Fac Dist #1
600	5.25%, 09/01/2030	573

		7,007

	Colorado — 3.9%
	Baptist Road Rural Transportation Auth
800	5.00%, 12/01/2026	753
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 (H)#	481
	Denver, CO, City & County Special Fac Airport Rev, United Airport Lines Proj A
500	5.25%, 10/01/2032 #	463
	North Range, CO, Metropolitan Dist #2 GO
500	5.50%, 12/15/2027	489
	Park Meadows, Co, Business Improvement Dist Shared Sales Tax Rev
360	5.35%, 12/01/2031	351

		2,537

	Delaware — 0.7%
	Millsboro, DE, Special Obligation Plantation Lakes Special Development
500	5.45%, 07/01/2036	476

	Florida — 16.6%
	Jacksonville, FL, Econ Development Commission
1,000	5.30%, 05/01/2037	977
	Florida — (continued)
	Jacksonville, FL, Econ Development Community Health Care Fac
1,000	6.25%, 09/01/2027 (H)#	1,023
	Lee County, FL, Industrial DA
1,000	5.25%, 06/15/2027	939
	Magnolia Creek, FL, Community Development Dist Capital Improvement Rev
500	5.90%, 05/01/2039	466
	Orange County, FL, Health Care FA Rev
200	5.50%, 07/01/2038	194
	Parker Road Community Development Dist
200	5.60%, 05/01/2038	184
	Seminole Tribe of Florida
2,000	5.25%, 10/01/2027 (I)	1,985
	Six Mile Creek Community College, FL
1,525	5.88%, 05/01/2038	1,330
	St Johns County, FL, Industrial Development
1,765	5.00%, 02/15/2027	1,709
	Sweetwater Creek Community Development Dist Capital Improvement Rev, FL
1,000	5.50%, 05/01/2038 #	824
	Tolomato, FL, Community Development Dist
800	6.65%, 05/01/2040	803
	University Square Community Development
500	5.88%, 05/01/2038	484

		10,918

	Georgia — 0.6%
	Augusta, GA, Airport Rev
165	5.35%, 01/01/2028	166
230	5.45%, 01/01/2031	232

		398

	Illinois — 2.9%
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036	1,003
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines, Inc.
250	5.50%, 12/01/2030	234
	Hampshire, IL, Special Service Area #13
200	5.75%, 03/01/2037	189
	Hampshire, IL, Special Service Area #16
200	6.00%, 03/01/2046	195
	Illinois FA
300	5.38%, 11/15/2039	276

		1,897

	Indiana — 3.3%
	East Chicago Industrial Solid Waste Disposal AMT
1,000	5.50%, 09/01/2028	977
	Fort Wayne, IN, Pollution Control Rev
675	6.20%, 10/15/2025 #	686
	Vigo County, IN, Union Hospital
500	5.70%, 09/01/2037 (I)	498

		2,161

	Kansas — 0.7%
	Olathe, KS, Tax Increment Rev, West Village Center
500	5.50%, 09/01/2026	495

	Louisiana — 2.2%
	Louisiana Public Fac Auth, Susla Fac Inc
500	5.75%, 07/01/2039 (I)	488

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — (continued)
	Louisiana — (continued)
	St Johns Baptist Parish, LA, Marathon Oil Co
$1,000	5.13%, 06/01/2037 #	$989

		1,477

	Michigan — 8.5%
	Michigan Public Educational Facilities
2,000	6.50%, 09/01/2037 (I)	2,013
	Michigan Tobacco Settlement FA Ser A
1,000	6.00%, 06/01/2048	997
	Michigan Tobacco Settlement Fin
2,600	6.00%, 06/01/2034	2,604

		5,614

	Minnesota — 1.2%
	Falcon Heights, MN, Lease Rev
525	6.00%, 11/01/2037 (Q)	516
	Minneapolis, MN, Multifamily Housing Rev AMT
200	5.40%, 04/01/2028	193
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
100	5.38%, 05/01/2037	94

		803

	Missouri — 1.4%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027 #	97
	Branson, MO, Regional Airport Transportation Development Dist
300	6.00%, 07/01/2025	297
	Kansas City, MO, Tax Increment Rev Maincor Proj-Ser A
500	5.25%, 03/01/2018	499

		893

	Nevada — 1.5%
	Las Vegas, NV, SID #808 and 810
500	6.13%, 06/01/2031	503
	Mesquite Special Improvement Dist# 07-01
500	6.00%, 08/01/2027	498

		1,001

	New Hampshire — 0.3%
	New Hampshire Business DA
200	5.20%, 05/01/2027	195

	New Jersey — 2.3%
	Burlington County, NJ, Bridge Commission Econ Development Rev The Evergreen Proj
1,500	5.63%, 01/01/2038	1,494

	New Mexico — 0.1%
	Otero County, NM, Jail Proj
100	6.00%, 04/01/2023	101

	New York — 4.7%
	Erie County, NY, IDA Global Concepts Charter School Proj
700	6.25%, 10/01/2037	694
	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center
500	5.00%, 12/01/2027 #	467
	New York, NY, IDA American Airlines JFK International Airport AMT
515	7.13%, 08/01/2011	532
	New York — (continued)
	New York, NY, Jetblue Airways Corp Proj AMT
500	5.13%, 05/15/2030	440
	Ulster County, NY, Industrial Development Agency
1,000	6.00%, 09/15/2037	990

		3,123

	North Carolina — 1.8%
	Albemarle, NC, Hospital Auth Healthcare
1,000	5.25%, 10/01/2038 #	977
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
200	5.25%, 01/01/2032	188

		1,165

	Ohio — 7.4%
	Buckeye Tobacco Settlement FA
5,000	5.88%, 06/01/2047	4,848

	Oklahoma — 0.7%
	Oklahoma Development FA Hospital Rev, Great Plains Regional Medical Center
500	5.13%, 12/01/2036	466

	Pennsylvania — 2.9%
	Allegheny County, PA, Hospital DA Rev
1,500	5.00%, 11/15/2028 #	1,398
	Philadelphia, PA, Auth for Industrial Development
500	5.25%, 05/01/2037	486

		1,884

	South Carolina — 3.4%
	Lancaster County, SC, Sun City Assessment
2,000	7.70%, 11/01/2017 (Q)	2,000
	Richland County, SC, Environmental Improvement AMT
200	5.95%, 09/01/2031	204

		2,204

	Texas — 5.7%
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp AMT
800	5.50%, 11/01/2030	732
	Dallas-Fort Worth, TX, International Airport Fac
750	6.15%, 01/01/2016	750
	Gulf Coast Waste Disposal Auth
1,000	5.20%, 05/01/2028	973
	Maverick County, TX, Public Fac Corp Proj Rev
145	6.25%, 02/01/2024	148
	Travis County, TX, Health Fac, Querencia Barton Creek Proj
600	5.65%, 11/15/2035	596
	Willacy County, TX, GO
500	6.88%, 09/01/2028	527

		3,726

	Utah — 4.3%
	Provo, UT, Lakeview Charter School
200	5.63%, 07/15/2037	193
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	193
	Utah Charter School Financial Auth
750	5.88%, 07/15/2027	745
700	6.00%, 07/15/2037	703

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
MUNICIPAL BONDS — (continued)
	Utah — (continued)
	Utah County, UT, Charter School Rev
$1,000	6.00%, 02/15/2038		$990

			2,824

	Virginia — 3.6%
	James City County, VA, Econ DA Residential Care Fac
1,100	5.40%, 07/01/2027		1,058
	Lexington, VA, IDA Residential Care Fac
1,050	5.50%, 01/01/2037		1,006
	Peninsula, VA, Turn Center Community Dev DA
300	6.45%, 09/01/2037		308

			2,372

	Washington — 1.6%
	Skagit County, WA, Public Hospital
1,000	5.75%, 12/01/2032		1,033

	Wisconsin — 0.9%
	Wisconsin State Health & Educational Fac Auth Rev Wellington Homes of Wisconsin LLC
600	6.75%, 09/01/2037		609

	Total municipal bonds (cost $64,553)		$63,504

Shares

SHORT-TERM INVESTMENTS — 5.0%
	Investment Pools and Funds — 5.0%
3,257	State Street Bank Tax Free Money Market Fund		$3,257

	Total short-term investments (cost $3,257)		$3,257

	Total investments (cost $67,810) (C)	101.6%	$66,761
	Other assets and liabilities	(1.6)%	(1,052)

	Total net assets	100.0%	$65,709

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $67,810 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$164
Unrealized Depreciation	(1,213)

Net Unrealized Depreciation	$(1,049)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $5,175, which represents 7.88% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $2,521.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

06/2007	500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037	$500
08/2007	1,000	Jacksonville, FL, Econ Development Community Health Care Fac, 6.25%, 09/01/2027	1,011

The aggregate value of these securities at October 31, 2007 was $1,504 which represents 2.29% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDA	— Industrial Development Authority Bond

The accompanying notes are an integral part of these financial statements.

The Hartford Income Allocation Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.2%
FIXED INCOME FUNDS — 94.0%
341	The Hartford Floating Rate Fund, Class Y		$3,330
514	The Hartford High Yield Fund, Class Y		4,079
936	The Hartford Income Fund, Class Y		9,473
1,140	The Hartford Inflation Plus Fund, Class Y		12,184
1,092	The Hartford Short Duration Fund, Class Y		10,714
27	The Hartford Strategic Income Fund, Class Y		267
655	The Hartford Total Return Bond Fund, Class Y		6,968

	Total fixed income funds (cost $47,132)		$47,015

MONEY MARKET FUNDS — 5.2%
2,596	The Hartford Money Market Fund, Class Y		$2,596

	Total money market funds (cost $2,596)		$2,596

	Total investments in affiliated investment companies (cost $49,728) (C)	99.2%	$49,611
	Other assets and liabilities	0.8%	425

	Total net assets	100.0%	$50,036

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $50,261 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$222
Unrealized Depreciation	(872)

Net Unrealized Depreciation	$(650)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 13.1%
	Finance — 13.0%
	Banc of America Commercial Mortgage, Inc.
$27,758	5.50%, 11/10/2039 — 07/10/2043 (I)(T)	$312
7,374	5.75%, 06/10/2039 (I)(T)	53
	Bayview Commercial Asset Trust
200	5.24%, 04/25/2036 (I)(L)#	193
5,731	7.00%, 07/25/2037 (H)(T)	742
10,463	7.50%, 09/25/2037 (H)(T)	1,527
	Bear Stearns Commercial Mortgage Securities, Inc.
3,069	5.50%, 02/11/2041 (H)(T)	51
	Capital Automotive Receivables Asset Trust
50	5.77%, 05/20/2010 (I)	50
	Capital One Automotive Finance Trust
230	4.32%, 05/15/2010 #	229
	CBA Commercial Small Balance Commercial Mortgage
6,098	7.00%, 07/25/2035 — 06/25/2038 (H)(T)	369
7,077	9.75%, 01/25/2039 (H)(T)	708
	Citigroup Mortgage Loan Trust, Inc.
200	7.37%, 01/25/2037 (H)(L)#	118
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,000	5.48%, 12/11/2049 (L)	1,833
	Commercial Mortgage Pass-Through Certificates
4,600	5.31%, 12/10/2046 #	4,491
6,094	5.50%, 03/10/2039 (H)(T)	125
915	6.01%, 12/10/2049 (L)	929
1,000	6.09%, 06/15/2022 (I)(L)	1,001
	Countrywide Asset-Backed Certificates
49	5.46%, 07/25/2035	46
	Credit-Based Asset Servicing and Securitization LLC
216	5.14%, 05/25/2036 (H)(L)	207
	CS First Boston Mortgage Securities Corp.
200	7.04%, 11/15/2019 (H)(L)#	200
	Equity One ABS, Inc.
59	5.46%, 12/25/2033 (H)	55
19	7.37%, 07/25/2034 (H)(L)	19
	GE Business Loan Trust
11,031	6.14%, 05/15/2034 (H)(T)	99
	GE Capital Commercial Mortgage Corp.
1,000	5.52%, 03/10/2044 (L)#	958
2,425	5.61%, 12/10/2049 (L)	2,395
55,009	6.35%, 11/10/2045 (I)(T)	95
	GMAC Commercial Mortgage Securities, Inc.
200	5.30%, 08/10/2038 #	198
	GMAC Mortgage Corp. Loan Trust
270	5.75%, 10/25/2036 #	264
	Goldman Sachs Mortgage Securities Corp. II
2,000	5.99%, 08/10/2045 (L)	1,964
	Green Tree Financial Corp.
25	6.48%, 12/01/2030	25
11	7.30%, 01/15/2026	11
	Green Tree Financial Corp.
12	7.35%, 05/15/2027	12
	Greenwich Capital Commercial Funding Corp.
199	6.32%, 11/05/2021 (H)(L)	193
190	6.53%, 11/05/2021 (H)(L)	185
	GS Mortgage Securities Corp.
2,350	5.70%, 12/20/2049 (I)(L)	1,960
	Finance — (continued)
	Home Equity Asset Trust
725	6.08%, 07/25/2037 (L)	400
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 (A)(H)(M)	64
	JP Morgan Chase Commercial Mortgage Security Corp.
985	5.00%, 10/15/2042 (L)	942
502	5.47%, 04/15/2043 (L)#	498
2,292	5.50%, 01/15/2038 (H)(T)	61
250	5.72%, 12/12/2044 (L)#	225
789	5.84%, 02/15/2020 (I)(L)	778
17,215	6.00%, 09/12/2037 (H)(T)	165
190	6.16%, 05/12/2034	196
830	6.20%, 02/12/2051 (I)(L)	812
	LB-UBS Commercial Mortgage Trust
550	5.22%, 02/15/2031 (L)#	532
25,248	5.26%, 06/15/2036 (I)(T)	105
250	5.45%, 11/15/2038 (L)	232
650	5.48%, 11/15/2038 (L)#	601
	Lehman Brothers Commercial Mortgage Trust
200	5.89%, 07/15/2018 (I)(L)#	199
	Lehman Brothers Small Balance Commercial
120	5.62%, 09/25/2036 (I)	122
	LNR CDO Ltd.
250	5.67%, 05/28/2043 (H)(L)	192
	Long Beach Asset Holdings Corp.
45	5.78%, 04/25/2046 (H)	11
	Marathon Real Estate CDO Ltd.
1,000	6.27%, 05/25/2046 (I)(L)	876
	Marlin Leasing Receivables LLC
197	4.63%, 11/17/2008 (I)	197
440	5.33%, 09/16/2013 (I)#	439
	Merrill Lynch Floating Trust
1,000	5.64%, 06/15/2022 (I)(L)	958
	Merrill Lynch/Countrywide Commercial Mortgage Trust
950	5.20%, 12/12/2049	914
4,600	5.36%, 08/12/2048	4,509
	Morgan Stanley Capital I
2,000	5.15%, 08/13/2042 (L)#	1,875
1,000	5.95%, 10/15/2042 (L)	908
16,199	6.00%, 06/12/2047 (H)(T)	192
	Nationstar Home Equity Loan Trust
226	9.97%, 03/25/2037 (H)(L)	222
	Option One Mortgage Loan Trust — Class M6
725	6.99%, 03/25/2037 (H)	470
	Option One Mortgage Loan Trust — Class M7
500	6.99%, 03/25/2037 (H)	300
	Option One Mortgage Loan Trust — Class M8
475	6.99%, 03/25/2037 (H)	238
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015 #	74
	Renaissance Home Equity Loan Trust
80	5.75%, 05/25/2036 (L)	76
200	6.16%, 05/25/2036 (H)	163
1,460	7.50%, 04/25/2037 — 06/25/2037 (H)	705
	Renaissance Home Equity Loan Trust Class M5
600	7.00%, 09/25/2037 (H)	450
	Renaissance Home Equity Loan Trust Class M8
750	7.00%, 09/25/2037 (H)	413
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 (I)	250
260	5.29%, 06/20/2012 (I)	261

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	Wachovia Bank Commercial Mortgage Trust
$6,874	5.50%, 02/15/2041 (I)(T)	$153
	Wamu Commercial Mortgage Securities Trust
1,220	6.31%, 03/23/2045 (I)(L)	1,225

		43,620

	Transportation — 0.1%
	Continental Airlines, Inc.
81	6.80%, 08/02/2018	77
100	7.49%, 10/02/2010	102

		179

	Utilities — 0.0%
	Detroit Edison Securitization
75	6.19%, 03/01/2013 #	77

	Total asset & commercial mortgage backed securities (cost $46,123)	$43,876

CORPORATE BONDS: INVESTMENT GRADE — 21.5%
	Basic Materials — 0.4%
	Kimberly-Clark Corp.
$1,120	6.63%, 08/01/2037 (G)	$1,233

	Capital Goods — 0.6%
	Embraer Overseas, Ltd.
300	6.38%, 01/24/2017	293
	Hutchison Whampoa International Ltd.
200	6.25%, 01/24/2014 (I)#	207
	Tyco International Group S.A.
727	6.00%, 10/01/2012 (I)	735
763	6.55%, 10/01/2017 (I)	779

		2,014

	Consumer Cyclical — 0.5%
	Delhaize America, Inc.
130	9.00%, 04/15/2031 #	157
	Ltd. Brands, Inc.
917	6.90%, 07/15/2017	904
	Target Corp.
668	6.50%, 10/15/2037	677

		1,738

	Consumer Staples — 0.7%
	Anheuser-Busch Cos., Inc.
420	5.75%, 01/15/2011 #	420
	Diageo Finance B.V.
800	5.50%, 04/01/2013 (G)	795
	General Mills, Inc.
990	5.65%, 09/10/2012	1,005

		2,220

	Energy — 0.8%
	CenterPoint Energy Resources Corp.
207	6.63%, 11/01/2037	208
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,500	5.30%, 09/30/2020 (I)	1,449
	Sempra Energy
530	6.00%, 02/01/2013	539
	TNK-BP Finance S.A.
505	7.50%, 03/13/2013 — 07/18/2016 (I)	497

		2,693

	Finance — 14.9%
	ABX Financing Co.
680	6.35%, 10/15/2036 (I)	680
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014 #	127
	Aetna, Inc.
245	6.00%, 06/15/2016 (G)	249
880	6.63%, 06/15/2036 (G)	915
	AMBAC Financial Group, Inc.
144	6.15%, 02/15/2037 (G)	110
	American Express
570	6.15%, 08/28/2017	581
	American Express Credit Corp.
709	6.80%, 09/01/2066 (G)	727
	Arden Realty L.P.
150	5.20%, 09/01/2011 #	152
	Axa S.A.
4,788	6.46%, 12/14/2049 (I)(L)#	4,452
	BB&T Capital Trust IV
1,468	6.82%, 06/12/2057 (L)#	1,430
	Capital One Capital III
1,049	7.69%, 08/15/2036 (G)	1,017
	CIT Group, Inc.
865	6.10%, 03/15/2067 (L)#	708
	Comerica Capital Trust II
1,827	6.58%, 02/20/2037 (L)#	1,647
	Countrywide Financial Corp.
22	4.50%, 06/15/2010	19
940	5.80%, 06/07/2012	809
	Countrywide Home Loans, Inc.
49	4.00%, 03/22/2011	42
46	4.13%, 09/15/2009	40
82	6.25%, 04/15/2009	76
	Credit Agricole
1,975	6.64%, 05/31/2049 (I)(L)	1,877
	Credit Suisse First Boston USA, Inc.
350	6.50%, 01/15/2012	367
	Deutsche Bank Ag London
860	6.00%, 09/01/2017	880
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 (I)#	84
	ERP Operating L.P.
595	5.75%, 06/15/2017	576
	Financial Security Assurance Holdings
1,193	6.40%, 12/15/2066 (I)(L)#	1,076
	Goldman Sachs Capital Trust II
850	5.79%, 12/29/2049 (L)#	793
	Goldman Sachs Group, Inc.
125	5.15%, 01/15/2014 (G)	122
580	6.75%, 10/01/2037	582
	HBOS plc
500	5.92%, 07/29/2049 (I)#	454
	HSBK Europe B.V.
250	7.25%, 05/03/2017 (I)#	234
	ILFC E-Capital Trust II
4,410	6.25%, 12/21/2065 (I)(L)#	4,328
	Janus Capital Group, Inc.
1,105	6.70%, 06/15/2017 (G)	1,142
	JP Morgan Chase Capital XXV
1,871	6.80%, 10/01/2037	1,869
	Kazkommerts International B.V.
100	8.00%, 11/03/2015 (I)	89
	Kuzneski Capital S.A.
200	7.50%, 11/25/2015 (L)	197
	Lehman Brothers Holdings, Inc.
1,146	6.88%, 07/17/2037 #	1,136

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance — (continued)
		Lincoln National Corp.
	$1,580	6.05%, 04/20/2067	$1,514
		Mellon Capital IV
	764	6.24%, 06/20/2049 (L)	743
		Merrill Lynch & Co., Inc.
	680	6.22%, 09/15/2026	649
		Metlife, Inc.
	4,696	6.40%, 12/15/2036 #	4,449
		Mizuho Capital Investment Ltd.
	500	6.69%, 06/30/2016 (G)(I)	474
		Mizuho Financial Group, Inc.
	200	5.79%, 04/15/2014 (I)	202
		Natexis AMBS Co. LLC
	100	8.44%, 12/29/2049 (I)	102
		New Zealand Government
NZD	2,140	6.00%, 07/15/2008	1,636
		Northern Rock plc
	400	5.60%, 04/30/2049 (I)#	320
	704	6.59%, 06/28/2049 (G)(I)(L)	563
		Northgroup Preferred Capital Corp.
	638	6.38%, 10/15/2049 (I)(L)	589
		PNC Preferred Funding Trust II
	500	6.11%, 03/15/2049 (I)(L)	481
		Progressive Corp.
	925	6.70%, 06/15/2037 (L)	908
		Regions Financing Trust II
	510	6.63%, 05/15/2047	479
		RSHB Capital
	570	6.97%, 09/21/2016 (L)	565
		Sagicor Financial Ltd.
	200	7.50%, 05/12/2016 (H)	206
		Shurgard Storage Centers, Inc.
	75	5.88%, 03/15/2013 #	74
		Simon Property Group L.P.
	1,000	5.10%, 06/15/2015	944
		SMFG Preferred Capital
	658	6.08%, 12/01/2049 (I)(L)	616
		State Street Capital Trust IV
	735	6.69%, 06/15/2037 (L)	664
		Sumitomo Mitsui Banking
	100	5.63%, 12/29/2049 (I)	93
		TuranAlem Finance B.V.
	100	7.75%, 04/25/2013 (K)	89
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	105
		US Bank Realty Corp.
	725	6.09%, 12/22/2049 (I)(L)	702
		Washington Mutual Preferred Funding
	600	9.75%, 10/29/2049 (I)(L)	594
		Westfield Group
	740	5.70%, 10/01/2016 (I)	723
		Westpac Capital Trust IV
	100	5.26%, 12/29/2049 (I)	93
		ZFS Finance U.S.A. Trust
	721	6.50%, 05/09/2037 (I)(L)	694

			48,858

		Health Care — 0.3%
		Covidien International
	519	5.45%, 10/15/2012 (I)	521
		Wyeth
	465	5.95%, 04/01/2037	460

			981

Principal			Market
Amount (B)			Value (W)

Principal			Market
Amount (B)			Value (W)

		Belo Corp.
	175	7.25%, 09/15/2027 #	159
		Comcast Corp.
	516	6.30%, 11/15/2017	532
		International Bank for Reconstruction and Development
TRY	580	13.63%, 05/09/2017	513
		Time Warner Entertainment Co., L.P.
	410	8.38%, 07/15/2033 #	492
		Viacom, Inc.
	500	6.88%, 04/30/2036	507

			2,203

		Technology — 1.4%
		Agilent Technologies, Inc.
	744	6.50%, 11/01/2017 (G)	739
		AT&T Corp.
	480	8.00%, 11/15/2031	596
		Cingular Wireless Services, Inc.
	210	8.13%, 05/01/2012 #	234
	455	8.75%, 03/01/2031	588
		Deutsche Telekom International Finance B.V.
	850	5.25%, 07/22/2013 #	844
		France Telecom S.A.
	150	7.75%, 03/01/2011 (L)#	162
		Motorola, Inc.
	150	8.00%, 11/01/2011	164
		Telecom Italia Capital
	230	7.20%, 07/18/2036 #	250
		Vodafone Group plc
	1,166	6.15%, 02/27/2037 #	1,144

			4,721

		Transportation — 0.5%
		American Airlines, Inc.
	1,475	7.86%, 10/01/2011 #	1,558
		Carnival Corp.
	110	6.65%, 01/15/2028 #	115
		Continental Airlines, Inc.
	100	6.56%, 02/15/2012 #	104

			1,777

		Utilities — 0.8%
		Florida Power Corp.
	296	5.80%, 09/15/2017	302
		Kinder Morgan Energy Partners L.P.
	230	6.50%, 02/01/2037 #	228
		Northern States Power Co.
	400	6.25%, 06/01/2036 (G)	419
		Peco Energy Co.
	425	5.95%, 10/01/2036	422
		Taqa Abu Dhabi National Energy
	1,325	5.62%, 10/25/2012 (I)	1,321
		Tennessee Gas Pipeline Co.
	100	8.38%, 06/15/2032	116

			2,808

		Total corporate bonds: investment grade (cost $72,850)	$71,246

CORPORATE BONDS: NON-INVESTMENT GRADE — 17.8%
		Basic Materials — 1.0%
		Abitibi-Consolidated, Inc.
	375	9.19%, 06/15/2011 (L)#	$308

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Basic Materials — (continued)
		Bowater, Inc.
	$225	8.69%, 03/15/2010 (L)#	$206
	355	9.50%, 10/15/2012 #	312
		Citigroup (JSC Severstal)
	466	9.25%, 04/19/2014 (K)	508
		Crown Americas, Inc.
	370	7.75%, 11/15/2015 (G)	381
		Evraz Group S.A.
	440	8.25%, 11/10/2015 (K)	448
		Graham Packaging Co., Inc.
	350	9.88%, 10/15/2014 (G)	347
		Huntsman International LLC
	250	7.88%, 11/15/2014 (G)	269
		Lupatech Finance Ltd.
	260	9.88%, 11/30/2049 (I)	260
		Vitro S.A.
	455	9.13%, 02/01/2017	449

			3,488

		Capital Goods — 0.2%
		Bombardier, Inc.
	450	6.30%, 05/01/2014 (I)#	440
	100	6.75%, 05/01/2012 (I)#	101

			541

		Consumer Cyclical — 1.6%
		Aramark Corp.
	920	8.86%, 02/01/2015 (L)	924
		AutoNation, Inc.
	150	7.24%, 04/15/2013 (L)#	147
		Ford Capital B.V.
	245	9.50%, 06/01/2010 #	247
		General Motors Corp.
	310	6.38%, 05/01/2008 (G)	308
	165	7.13%, 07/15/2013 (G)	153
		Grupo Gigante S.A.
	200	8.75%, 04/13/2016 (K)	208
		K. Hovnanian Enterprises, Inc.
	210	6.00%, 01/15/2010 (G)	161
	110	8.88%, 04/01/2012 (G)	80
		KB Home & Broad Home Corp.
	200	6.38%, 08/15/2011 (G)	189
		Michaels Stores, Inc.
	500	11.38%, 11/01/2016 (G)	499
		Neiman Marcus Group, Inc.
	630	10.38%, 10/15/2015 (G)	685
		Parkson Retail Group Ltd.
	460	7.88%, 11/14/2011	467
		SGS International, Inc.
	150	12.00%, 12/15/2013 (G)	158
		Stater Brothers Holdings, Inc.
	105	8.13%, 06/15/2012	106
		Tenneco, Inc.
	580	8.63%, 11/15/2014 (G)	591
		Urbi Desarrollos Urbanos
	430	8.50%, 04/19/2016 (K)	443

			5,366

		Consumer Staples — 0.3%
		Constellation Brands, Inc.
	240	7.25%, 09/01/2016 (G)	242
		MHP S.A.
	440	10.25%, 11/30/2011 (K)	452
		Consumer Staples — (continued)
Principal			Market
Amount (B)			Value (W)

		OJSC Myronivsky Hliboproduct
	265	10.25%, 11/30/2011 (I)	270

			964

		Energy — 0.7%
		Chesapeake Energy Corp.
	140	6.63%, 01/15/2016 #	137
		Inergy L.P.
	150	8.25%, 03/01/2016 #	157
		MEI Euro Finance Ltd.
	160	8.75%, 05/22/2010 (K)#	162
		Petrohawk Energy Corp.
	810	9.13%, 07/15/2013 #	860
		Pogo Producing Co.
	630	7.88%, 05/01/2013	642
		Salomon Bros.
	250	10.75%, 01/15/2009 (K)	263

			2,221

		Finance — 2.9%
		Alfa Bank
	265	8.20%, 06/25/2012 (I)#	252
		American Real Estate Partners L.P.
	685	7.13%, 02/15/2013 (G)	668
		Atlantic Broadband Finance LLC
	320	9.38%, 01/15/2014 #	314
		Centercredit International
	205	8.63%, 01/30/2014 (I)#	178
		Drummond Co., Inc.
	475	7.38%, 02/15/2016 (G)(H)#	447
		Ege Haina Finance Co.
	250	9.50%, 04/26/2017 (I)#	246
		El Paso Performance-Linked Trust
	150	7.75%, 07/15/2011 (I)#	155
		Ford Motor Credit Co.
	305	7.38%, 02/01/2011 (G)	288
	290	9.69%, 04/15/2012 (L)#	293
		General Motors Acceptance Corp.
	1,885	6.88%, 09/15/2011 #	1,737
		Hertz Corp.
	400	10.50%, 01/01/2016 (G)	430
		Hub International Holdings, Inc.
	295	10.25%, 06/15/2015 (I)	273
		Itabo Finance S.A.
	350	10.88%, 10/05/2013 (I)#	360
		LPL Holdings, Inc.
	930	10.75%, 12/15/2015 (H)	967
		Pinnacle Foods Finance LLC
	500	10.63%, 04/01/2017 (G)(I)	466
		RBS-Zero Hora Editora Journalistica
BRL	600	11.25%, 06/15/2017 (K)	315
		Rental Service Corp.
	250	9.50%, 12/01/2014 (G)	240
		Residential Capital Corp.
	1,130	6.22%, 06/09/2008 (L)	1,011
		Residential Capital Corp.
	500	7.38%, 06/30/2010	369
		Russian Standard Bank
	270	8.63%, 05/05/2011 (K)#	254
		Sibacademfinance plc
	200	9.00%, 05/12/2009 (K)#	193
		Standard Bank plc
	250	8.75%, 02/09/2016 (H)#	233
		UK SPV Credit Finance plc
	300	8.00%, 02/06/2012 (K)	279

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Finance — (continued)
		United Rentals NA, Inc.
	$515	6.50%, 02/15/2012 (G)	$533
		United Rentals North America, Inc.
	210	7.00%, 02/15/2014	223

			10,724

		Foreign Governments — 0.6%
		Argentina (Republic of)
	760	7.00%, 10/03/2015	648
		Brazil (Republic of)
BRL	940	10.00%, 01/01/2017	491
		Sri Lanka (Republic of)
	400	8.25%, 10/24/2012 (I)	400
		Venezuela (Republic of)
	275	5.75%, 02/26/2016	237
	230	7.00%, 12/01/2018 (K)	210

			1,986

		Health Care — 0.4%
		HCA, Inc.
	270	7.88%, 02/01/2011 #	267
	165	9.25%, 11/15/2016 #	174
		IASIS Healthcare Capital Corp.
	490	8.75%, 06/15/2014 #	495
		Rite Aid Corp.
	500	9.50%, 06/15/2017 (G)(I)	462

			1,398

		Services — 5.1%
		Allied Waste North America, Inc.
	450	6.88%, 06/01/2017 (G)	450
		AMC Entertainment, Inc.
	500	11.00%, 02/01/2016 (G)	541
		Dow Jones CDX HY
	12,100	7.63%, 06/29/2012 (G)(I)	11,737
		Education Management LLC
	500	10.25%, 06/01/2016 (G)	525
		Idearc, Inc.
	500	8.00%, 11/15/2016 #	501
		MGM Mirage, Inc.
	550	7.50%, 06/01/2016 (G)	547
		MTR Gaming Group, Inc.
	100	9.00%, 06/01/2012	100
		Pokagon Gaming Authority
	100	10.38%, 06/15/2014 (I)	110
		Quebecor Media
	600	7.75%, 03/15/2016 (I)	579
		Sheridan Group, Inc.
	150	10.25%, 08/15/2011	154
		Sirius Satellite Radio, Inc.
	550	9.63%, 08/01/2013 (G)	546
		SunGard Data Systems, Inc.
	450	10.25%, 08/15/2015 (G)	469
		Unisys Corp.
	250	7.88%, 04/01/2008 (G)	249
		West Corp.
	500	9.50%, 10/15/2014	514

			17,022

		Technology — 4.1%
		Advanced Micro Devices, Inc.
	470	6.00%, 05/01/2015 (I)(X)#	417
	720	7.75%, 11/01/2012 (G)	666
		Technology — (continued)
Principal			Market
Amount			Value (W)

		American Tower Corp.
	160	7.00%, 10/15/2017 (I)	164
		Canwest MediaWorks L.P.
	400	9.25%, 08/01/2015 (G)(I)	406
		Charter Communications Operating LLC
	830	8.00%, 04/30/2012 (I)#	824
		Citizens Communications Co.
	440	9.00%, 08/15/2031 #	453
		CSC Holdings, Inc.
	125	8.13%, 07/15/2009 #	127
		Dobson Cellular Systems
	550	8.38%, 11/01/2011 #	583
		Freescale Semiconductor, Inc.
	375	9.57%, 12/15/2014 (L)	345
	145	10.13%, 12/15/2016 (G)	131
		GC Impsat Holdings
	180	9.88%, 02/15/2017 (I)#	175
		Intelsat Bermuda Ltd.
	730	9.25%, 06/15/2016 #	757
		Leap Wireless International, Inc.
	300	9.38%, 11/01/2014 #	298
		Level 3 Financing, Inc.
	1,210	12.25%, 03/15/2013 (G)	1,295
		MagnaChip Semiconductor
	100	6.88%, 12/15/2011	86
		Mediacom LLC
	740	9.50%, 01/15/2013 (G)	740
		MetroPCS Wireless, Inc.
	720	9.25%, 11/01/2014 (G)(I)	715
		Momentive Performance
	645	9.75%, 12/01/2014 (I)	629
		Nortel Networks Ltd.
	805	10.75%, 07/15/2016 (G)(I)	839
		Panamsat Corp.
	200	9.00%, 06/15/2016	204
		Qwest Communications International, Inc.
	820	7.50%, 02/15/2014	830
		Rural Cellular Corp.
	490	8.62%, 06/01/2013 (I)(L)	500
		Sanmina-Sci Corp.
	400	8.44%, 06/15/2014 (I)(L)	388
		Spansion LLC
	735	8.75%, 06/01/2013 (I)(L)	696
		STATS ChipPAC Ltd.
	250	7.50%, 07/19/2010 (G)	255
		Vimpel Communications
	510	8.25%, 05/23/2016 (I)	528
		Windstream Corp.
	685	8.63%, 08/01/2016	733

			13,784

		Transportation — 0.2%
		Bristow Group, Inc.
	285	7.50%, 09/15/2017 (I)	294
		PHI, Inc.
	385	7.13%, 04/15/2013 (G)	373

			667

		Utilities — 0.7%
		AES China Generating Co.
	100	8.25%, 06/26/2010	99
		Chivor S.S. E.S.P.
	100	9.75%, 12/30/2014 (H)	110
		Dynegy Holdings, Inc.
	180	7.75%, 06/01/2019 (I)#	169

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Utilities — (continued)
	Energipe Y Saelpa
$565	10.50%, 07/19/2013 (G)(I)	$621
	Energy Future Holdings
400	10.88%, 11/01/2017 (I)	405
	Markwest Energy Partners L.P.
125	8.50%, 07/15/2016	125
	Mirant JPSCO Finance Ltd.
100	11.00%, 07/06/2016 (H)	108
	Rede Empresas De Energia
380	11.13%, 04/02/2049 (I)	380
	Texas Competitive Electric Co.
400	10.25%, 11/01/2015 (I)	402

		2,419

	Total corporate bonds: non-investment grade (cost $62,413)	$60,580

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 6.8%
	Basic Materials — 1.0%
	Compass Minerals Group, Inc.
$275	6.70%, 12/22/2012 (N)	$271
	Georgia-Pacific Corp.
700	7.41%, 02/14/2013 (N)(Q)	683
	Goodyear Tire & Rubber Co.
500	6.43%, 04/18/2014 (N)	484
	Huntsman International LLC
310	6.64%, 04/23/2014 (N)	307
	ISP Chemco LLC
200	7.08%, 05/31/2014 (N)	195
	Jarden Corp.
412	6.95%, 01/24/2012 (N)	402
1,217	7.70%, 01/24/2012 (N)	1,196

		3,538

	Consumer Cyclical — 0.9%
	Aramark Corp.
33	6.89%, 01/19/2014 (AA)(Q)	33
467	7.20%, 01/19/2014 (N)(Q)	455
	Ford Motor Co.
1,231	8.70%, 12/15/2013 (N)	1,181
	Masonite International Corp., Canadian Term Loan
248	7.12%, 04/30/2010 (N)	233
	Masonite International Corp., U.S. Term Loan
248	7.12%, 04/30/2010 (N)	232
	Oshkosh Trucking Corp.
438	7.20%, 12/06/2013 (N)	429
	William Carter Co.
435	5.99%, 07/14/2012 (N)	427

		2,990

	Consumer Staples — 0.3%
	Dole Food Co., Inc.
94	7.11%, 04/12/2013 (AA)	91
693	7.41%, 04/12/2013 (N)	671
208	7.57%, 04/12/2013 (N)	201

		963

	Energy — 0.3%
	Big West Oil LLC
550	7.14%, 02/02/2015 (AA)(Q)	538
448	7.45%, 02/02/2015 (N)	437

		975

	Finance — 0.5%
	Chrysler Financial Services NA
250	11.86%, 08/03/2013 (N)	245
	Crescent Resources LLC
330	8.05%, 09/07/2012 (N)	305
	General Growth Properties, Inc.
94	6.38%, 02/24/2010 (N)	92
	Kar Holdings, Inc.
998	7.45%, 10/17/2013 (N)	963

		1,605

	Health Care — 0.6%
	Carestream Health, Inc.
1,000	7.11%, 04/12/2013 (N)	965
	HCA, Inc.
347	7.20%, 11/17/2013 (N)	338
445	7.45%, 11/14/2012 (N)	430
	LifePoint Hospitals, Inc.
210	7.16%, 04/15/2012 (N)	206

		1,939

	Services — 1.8%
	Bresnan Communications LLC
1,000	7.18%, 09/29/2013 (N)	975
	Cedar Fair L.P.
347	6.75%, 07/21/2013 (N)	338
	CSC Holdings, Inc.
499	6.88%, 03/24/2013 (N)	487
	Gray Television, Inc.
499	6.73%, 12/31/2014 (N)	479
	inVentiv Health, Inc.
496	6.57%, 07/05/2014 (N)	483
	Regal Cinemas, Inc.
420	6.39%, 10/27/2013 (N)	411
	Sungard Data Systems, Inc.
329	7.36%, 08/08/2012 (N)	324
	Tribune Co.
1,250	9.39%, 05/23/2015 (AA)(Q)	1,250
	UPC Financing Partnership
500	7.13%, 12/31/2014 (N)	484
	Weight Watchers International, Inc.
500	6.50%, 01/24/2013 (N)	491
	WideOpenWest Finance LLC
500	11.45%, 07/01/2015 (N)	465

		6,187

	Technology — 1.3%
	Cincinnati Bell, Inc.
267	7.02%, 08/31/2012 (N)	262
	DaVita, Inc.
400	6.75%, 10/05/2012 (N)	391
	Fleetcor Technologies Operating Co. LLC
167	7.14%, 04/30/2013 (AA)(Q)	162
829	7.38%, 04/30/2013 (N)	804
	Idearc, Inc.
500	6.70%, 11/17/2013 (N)	484
648	7.20%, 11/17/2014 (N)	638
	R.H. Donnelley, Inc.
753	7.01%, 06/30/2011 (N)	742

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Technology — (continued)
	RCN Corp.
$998	7.50%, 04/19/2014 (N)		$970

			4,453

	Utilities — 0.1%
	NRG Energy, Inc.
97	6.85%, 02/01/2013 (N)		95
	NRG Energy, Inc.
233	6.95%, 06/08/2013 (N)		227

			322

	Total senior floating rate interests:
	non-investment grade (cost $23,401)		$22,972

U.S. GOVERNMENT AGENCIES — 28.5%
	Federal Home Loan Mortgage Corporation — 6.6%
	Mortgage Backed Securities:
$406	5.50%, 2032		$401
2,140	6.00%, 2037		2,154
8,576	6.50%, 2037		8,784

			11,339

	Notes:
1,220	5.50%, 2016 (G)		1,271
390	6.25%, 2032 #		446

			1,717

	Remic — Pac’s:
9,037	6.00%, 2032 #		9,144

			22,200

	Federal National Mortgage Association — 21.4%
	Mortgage Backed Securities:
668	5.00%, 2017 — 2022		659
234	5.22%, 2035 (L)		234
5,919	5.50%, 2032 — 2037		5,841
23,098	6.00%, 2036 — 2037		23,272
879	6.01%, 2037 (L)		900
24,981	6.50%, 2036 — 2037		25,571
3,997	7.00%, 2037		4,145

			60,622

	Notes:
7,000	4.88%, 2012 (G)		7,076
4,000	5.38%, 2017 (G)		4,130

			11,206

			71,828

	Other Government Agencies — 0.5%
	Small Business Administration Participation Certificates:
837	4.92%, 2023		830
909	5.35%, 2026 #		918

			1,748

	Total U.S. government agencies (cost $95,277)		$95,776

U.S. GOVERNMENT SECURITIES — 3.1%
	U.S. Treasury Securities — 3.1%
	U.S. Treasury Bonds:
$400	4.75%, 2037 (G)		$400

	U.S. Treasury Securities — (continued)

	U.S. Treasury Securities — (continued)U.S. Treasury Notes:
8,955	4.13%, 2012 (G)		8,946
7	4.63%, 2011 (G)		7
975	4.75%, 2017		996

			9,949

	Total U.S. government securities (cost $10,329)		$10,349

	Total long-term investments (cost $309,529)		$304,799

Shares

SHORT-TERM INVESTMENTS — 25.1%
	Investment Pools and Funds — 0.0%
9	State Street Bank Money Market Fund		$9

Principal
Amount

	Repurchase Agreements — 8.7%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $9,660, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $9,818)
$9,659	4.52% dated 10/31/2007		9,659

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $9,621, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $9,786)

9,620	4.50% dated 10/31/2007		9,620
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $9,659, collateralized by U.S. Treasury Note 9.25%, 2016, value of $9,776)
9,658	4.48% dated 10/31/2007		9,658

			28,937

Shares

	Securities Purchased with Proceeds from Security Lending — 16.3%
	Cash Collateral Reinvestment Fund:
54,756	Navigator Prime Portfolio		54,756

Principal
Amount

	U.S. Treasury Bills — 0.1%
$395	3.88%, 12/13/2007 (M)(S)		393

	Total short-term investments (cost $84,095)		$84,095

	Total investments (cost $393,624) (C)	115.9%	$388,894
	Other assets and liabilities	(15.9)%	(53,330)

	Total net assets	100.0%	$335,564

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.50% of total net assets at October 31, 2007.

The accompanying notes are an integral part of these financial statements.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $393,668 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,064
Unrealized Depreciation	(6,838)

Net Unrealized Depreciation	$(4,774)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $64, which represents 0.02% of total net assets.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $59,909, which represents 17.84% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2007, the market value of these securities amounted to $3,824 or 1.14% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $3,115.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(X)	Convertible debt security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
NZD	— New Zealand Dollar
TRY	— Turkish New Lira

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

05/2007	5,731	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	$820
08/2007	10,463	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,448
03/2004	3,069	Bear Stearns Commercial Mortgage Securities, Inc., 5.50%, 02/11/2041 - 144A	63
04/2006 – 06/2007	6,098	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	391
11/2006 – 08/2007	7,077	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	687
07/2005	100	Chivor S.S. E.S.P., 9.75, 12/30/2014 - Reg S	106
01/2007	200	Citigroup Mortgage Loan Trust, Inc., 7.37%, 01/25/2037 - 144A	166
03/2004	6,094	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	145
07/2007	216	Credit-Based Asset Servicing and Securitization LLC, 5.14%, 05/25/2036 - 144A	211
02/2006	200	CS First Boston Mortgage Securities Corp., 7.04%, 11/15/2019 - 144A	198
11/2006 – 09/2007	475	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	459
11/2003	59	Equity One ABS, Inc., 5.46%, 12/25/2033	58
07/2004	19	Equity One ABS, Inc., 7.37%, 07/25/2034	19
06/2006	11,031	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	96
05/2007	199	Greenwich Capital Commercial Funding Corp., 6.32%, 11/05/2021 - 144A	193
05/2007	190	Greenwich Capital Commercial Funding Corp., 6.53%, 11/05/2021 - 144A	184
03/2007	75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 – 08/2006	2,292	JP Morgan Chase Commercial Mortgage Security Corp., 5.50%, 01/15/2038 - 144A	59
07/2005	17,215	JP Morgan Chase Commercial Mortgage Security Corp., 6.00%, 09/12/2037 - 144A	163
02/2006	250	LNR CDO Ltd., 5.67%, 05/28/2043 - 144A	250
03/2006	45	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	45
09/2007 – 10/2007	930	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	946
09/2006	100	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	102
07/2005	16,199	Morgan Stanley Capital I, 6.00%, 06/12/2047 - 144A	199

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis

04/2007	226	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	$226
03/2007	725	Option One Mortgage Loan Trust — Class M6, 6.99%, 03/25/2037	700
03/2007	500	Option One Mortgage Loan Trust — Class M7, 6.99%, 03/25/2037	434
03/2007	475	Option One Mortgage Loan Trust — Class M8, 6.99%, 03/25/2037	374
03/2006	200	Renaissance Home Equity Loan Trust, 6.16%, 05/25/2036	200
05/2007	1,460	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	1,231
08/2007	600	Renaissance Home Equity Loan Trust Class M5, 7.00%, 09/25/2037	450
08/2007	750	Renaissance Home Equity Loan Trust Class M8, 7.00%, 09/25/2037	413
05/2006 – 11/2006	200	Sagicor Financial Ltd., 7.50%, 05/12/2016 - 144A	201
12/2006 – 01/2007	250	Standard Bank plc, 8.75%, 02/09/2016	254

The aggregate value of these securities at October 31, 2007 was $10,315 which represents 3.07% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	200	Long	Dec, 2007	$169
5 Year U.S. Treasury Note	617	Long	Dec, 2007	81
10 Year U.S. Treasury Bond	60	Long	Dec, 2007	53
U.S. Long Bond	135	Short	Dec, 2007	(116)

				$187

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Argentine Peso (Buy)	$582	$566	11/15/07	$16
Argentine Peso (Sell)	582	577	11/15/07	(5)
Brazilian Real (Buy)	640	566	02/29/08	74
Brazilian Real (Sell)	640	612	02/29/08	(28)
Chilean Peso (Buy)	672	665	04/16/08	7
Chilean Peso (Sell)	672	657	04/16/08	(15)
Colombian Peso (Buy)	595	584	03/27/08	11
Colombian Peso (Sell)	595	583	03/27/08	(12)
Egyptian Pound (Buy)	585	566	11/15/07	19
Egyptian Pound (Sell)	585	574	11/15/07	(11)
Egyptian Pound (Buy)	594	585	03/27/08	9
Egyptian Pound (Sell)	594	588	03/27/08	(6)
Indian Rupee (Buy)	593	566	11/15/07	27
Indian Rupee (Sell)	593	592	11/15/07	(1)
Mexican Peso (Sell)	674	663	04/16/08	(11)
Polish Zloty (Buy)	617	580	11/15/07	37
Polish Zloty (Sell)	618	580	11/15/07	(38)
South African Rand (Buy)	637	565	11/15/07	72
South African Rand (Sell)	637	606	11/15/07	(31)
Thailand Baht (Buy)	543	566	11/15/07	(23)
Thailand Baht (Sell)	543	548	11/15/07	5
Turkish New Lira (Sell)	506	450	11/29/07	(56)

				$40

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at October 31, 2007

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	HCA, Inc.	Buy	2.70%	12/20/10	$400	$4
Lehman Brothers Special Financing, Inc.	HCA, Inc.	Sell	3.50	12/20/11	400	(2)
Lehman Brothers Special Financing, Inc.	Lehman ABX Index	Sell	0.32	07/25/45	1,000	16

						$18

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 3.5%
	Basic Materials — 0.3%
	Compass Minerals Group, Inc.
$1,616	6.70%, 12/22/2012 (N)	$1,596

	Consumer Cyclical — 0.3%
	William Carter Co.
1,497	5.99%, 07/14/2012 (N)	1,470

	Finance — 0.3%
	Capital Automotive L.P.
2,000	6.47%, 12/20/2010 (N)(Q)	1,972

	Health Care — 0.5%
	Carestream Health, Inc.
1,000	7.11%, 04/12/2013 (N)	965
	Community Health Systems, Inc.
124	7.14%, 07/02/2014 (AA)(Q)	121
1,876	7.76%, 07/02/2014 (N)	1,834

		2,920

	Services — 1.4%
	Casella Waste Systems, Inc.
1,000	7.33%, 04/28/2010 (N)	980
	Dex Media East LLC
1,000	6.89%, 10/22/2014 (AA)(Q)	1,001
	MGM Mirage, Inc.
2,000	6.42%, 10/03/2011 (N)	1,930
	Penn National Gaming, Inc.
1,000	6.90%, 07/05/2012 (N)	991
	Regal Cinemas, Inc.
1,965	6.39%, 10/27/2013 (N)	1,922
	Weight Watchers International, Inc.
1,500	6.50%, 01/24/2013 (N)	1,474

		8,298

	Technology — 0.4%
	American Cellular Corp.
995	7.24%, 03/14/2014 (N)	991
	Idearc, Inc.
1,000	7.20%, 11/17/2014 (N)	984

		1,975

	Utilities — 0.3%
	NRG Energy, Inc.
586	6.85%, 02/01/2013 (N)	572
1,407	6.95%, 06/08/2013 (N)	1,376

		1,948

	Total senior floating rate interests:
	non-investment grade (cost $20,459)	$20,179

U.S. GOVERNMENT SECURITIES — 100.3%
	U.S. Treasury Securities — 100.3%
	U.S. Treasury Bonds:
$23,975	2.00%, 2026 (O)	24,258
61,102	2.38%, 2025 — 2027 (O)#	66,104
24,000	3.63%, 2028 (O)#	37,994
12,000	3.88%, 2029 (O)#	19,489

		147,845

	U.S. Treasury Notes:
114,347	0.88%, 2010 (O)#	122,613
7,137	1.63%, 2015 (O)	7,543
64,235	1.88%, 2013 — 2015 (O)#	69,279
112,843	2.00%, 2012 — 2016 (O)#	121,146
90,510	2.38%, 2011 — 2017 (O)	95,696
10,430	3.00%, 2012 (O)#	12,675
1,715	3.38%, 2012 (O)#	2,129
2,115	3.88%, 2009 (O)	2,753

		433,834

	Total U.S. government securities (cost $578,447)	$581,679

Contracts

CALL OPTIONS PURCHASED — 0.1%
	Long Call Future Option Contract — 0.1%
	U.S. Bond Future Option
1	Expiration: November, 2007, Exercise Price: $107.00	8
1	Expiration: November, 2007, Exercise Price: $108.00	23
1	Expiration: December, 2007, Exercise Price: $112.00	531

		562

	Long Call Interest Rate Option Contract — 0.0%
	5 Year U.S. Treasury Note
10,000	Expiration: February, 2017, Exercise Price: $1.00	247

	Total call options purchased (cost $760)	$809

PUT OPTIONS PURCHASED — 0.1%
	Long Put Interest Rate Option Contract — 0.1%
	5 Year U.S. Treasury Note
10,000	Expiration: February, 2017, Exercise Price: $1.00	$287

	Total put options purchased (cost $240)	$287

	Total long-term investments (cost $599,906)	$602,954

Shares

SHORT-TERM INVESTMENTS — 0.5%
	Investment Pools and Funds — 0.0%
23	State Street Bank Money Market Fund Fund	$23

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — 0.4%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $810, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $823)
$810	4.52% dated 10/31/2007		$810

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $807, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $820)

806	4.50% dated 10/31/2007		806
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $810, collateralized by U.S. Treasury Note 9.25%, 2016, value of $820)
810	4.48% dated 10/31/2007		810

			2,426

	U.S. Treasury Bills — 0.1%
550	3.54%, 12/13/2007 (M)(S)(R)		547

	Total short-term investments (cost $2,996)		$2,996

	Total investments (cost $602,902) (C)	104.5%	$605,950
	Other assets and liabilities	(4.5)%	(26,045)

	Total net assets	100.0%	$579,905

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $605,680 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,576
Unrealized Depreciation	(2,306)

Net Unrealized Appreciation	$270

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $3,074.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	600	Long	Dec, 2007	$(332)
10 Year U.S. Treasury Bond	105	Short	Dec, 2007	(1)

				$(333)

* The number of contracts does not omit 000’s.

(R)	At October 31, 2007, securities designated to cover open put options written as follows (see Note 2 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

U.S. Bond Future Option	500	$111.00	Dec, 2007	$352	$209

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund (formerly The Hartford International Capital Appreciation Fund)

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.8%
	Australia — 2.1%
622	Brambles Ltd. (A)	$8,286
151	CSL Ltd. (A)	5,204

		13,490

	Bermuda — 1.0%
257	Seadrill Ltd. (A)(D)	6,143

	Brazil — 2.5%
308	Companhia Vale do Rio Doce ADR #	11,598
42	Petroleo Brasileiro S.A. ADR (G)	4,055

		15,653

	Canada — 5.3%
51	Potash Corp. of Saskatchewan	6,288
112	Research In Motion Ltd. (D)	13,895
141	Rogers Communications, Inc. Class B	7,186
53	Suncor Energy, Inc.	5,760

		33,129

	China — 3.0%
77	Alibaba.com Ltd. (D)(Q)	133
2,062	China Communications Construction Co., Ltd. (A)	6,543
1,275	China Merchants Bank Co., Ltd. (A)	6,572
100	Suntech Power Holdings Co., Ltd. ADR (D)(G)	5,859

		19,107

	Denmark — 2.2%
154	Vestas Wind Systems A/S (A)(D)	13,798

	Finland — 4.0%
637	Nokia Oyj (A)	25,311

	France — 10.0%
71	Alstom RGPT (A)	16,946
77	Cie Generale d’Optique Essilor International S.A. (A)(D)	4,950
262	France Telecom S.A. (A)	9,687
70	Publicis Groupe (A)	2,872
20	Vallourec (A)	5,814
254	Veolia Environment S.A. (A)	22,731

		63,000

	Germany — 8.3%
525	Arcandor AG (A)(D)(G)	16,912
155	Daimler AG (A)	16,963
24	Deutsche Boerse AG (A)	3,714
43	Salzgitter AG (A)	8,392
21	Volkswagen AG (A)	5,977

		51,958

	Greece — 0.9%
85	National Bank of Greece (A)	5,916

	Hong Kong — 3.0%
441	China Mobile Ltd. (A)	9,106
900	China Resources Enterprise (A)	3,948
287	Sun Hung Kai Properties Ltd. (A)	5,485

		18,539

	Ireland — 1.5%
125	Elan Corp. plc ADR (D)(G)#	2,973
128	Ryanair Holdings plc ADR (D)(G)	6,286

		9,259

	Italy — 1.7%
73	Luxottica Group S.p.A. (A)	2,559
179	Saipem S.p.A. (A)	7,930

		10,489

	Japan — 5.9%
66	Credit Saison Co., Ltd. (A)	2,098
38	Fanuc Ltd. (A)	4,166
32	Ibiden Co., Ltd. (A)	2,687
1	Japan Tobacco, Inc. (A)	5,730
528	Mitsui O.S.K. Lines Ltd. (A)	8,726
12	Nintendo Co., Ltd. (A)	7,303
48	Pacific Metals Co., Ltd. (A)	608
6	Yahoo! Japan Corp. (A)	2,858
27	Yamada Denki Co., Ltd. (A)	2,816

		36,992

	Luxembourg — 3.0%
149	Millicom International Cellular S.A. (D)	17,446
69	SES Global S.A. (A)	1,698

		19,144

	Netherlands — 2.4%
439	ASML Holding N.V. (A)	15,291

	Russia — 1.3%
165	OAO Gazprom ADR	8,224

	South Africa — 1.1%
343	MTN Group Ltd. (A)	6,688

	South Korea — 0.7%
44	LG Electronics, Inc. (A)(D)	4,604

	Spain — 4.6%
126	Gamesa Corporacion Tecnologica S.A. (A)	6,393
749	Iberdrola S.A. (A)	12,077
310	Telefonica S.A. (A)	10,264

		28,734

	Switzerland — 5.7%
109	Julius Baer Holding Ltd. (A)	9,443
316	Logitech International S.A. (A)(D)	11,002
7	Nestle S.A. (A)	3,096
111	Sonova Holding AG (A)	12,479

		36,020

	Taiwan — 1.9%
281	High Technology Computer Corp. (A)	5,789
777	Hon Hai Precision Industry Co., Ltd. (A)	5,956

		11,745

	Turkey — 0.5%
133	Turkcell Iletisim Hizmetleri ADR	3,190

	United Kingdom — 24.2%
2,267	Arm Holdings plc (A)	6,994
256	BHP Billiton plc (A)	9,827
814	Burberry Group plc (A)	10,447
1,392	Carphone Warehouse Group plc (A)	10,199
1,255	Invesco plc (A)	19,215
1,675	Man Group plc (A)	20,579
214	Reckitt Benckiser Group plc (A)	12,418
109	Rio Tinto plc (A)	10,253
263	Schroders plc (A)	8,464
1,989	Tesco plc (A)	20,234
3,533	Vodafone Group plc (A)	13,922
135	Xstrata plc (A)	9,701

		152,253

	Total common stock (cost $490,975)	$608,677

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund (formerly The Hartford International Capital Appreciation Fund)

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 7.3%
	Repurchase Agreements — 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $5,776, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $5,891)
$5,776	4.94% dated 10/31/2007		$5,776

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,479, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,508)

1,478	4.94% dated 10/31/2007		1,478

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,479, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,508)

1,478	4.94% dated 10/31/2007		1,478
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $7, collateralized by U.S. Treasury Note 2.63%, 2008, value of $7)
7	4.94% dated 10/31/2007		7

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,218, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $3,282)

3,218	4.94% dated 10/31/2007		3,218
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,794, collateralized by FNMA 6.00%, 2036 — 2037, value of $3,870)
3,794	4.94% dated 10/31/2007		3,794
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $986, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,005)
986	4.94% dated 10/31/2007		986

			16,737

Shares

	Securities Purchased with Proceeds from Security Lending — 4.7%
	Cash Collateral Reinvestment Fund:
29,434	Mellon GSL DBT II Collateral Fund		29,411

	Total short-term investments (cost $46,148)		$46,148

	Total investments (cost $537,123) (C)	104.1%	$654,825
	Other assets and liabilities	(4.1)%	(26,060)

	Total net assets	100.0%	$628,765

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.81% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $537,973 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$117,431
Unrealized Depreciation	(579)

Net Unrealized Appreciation	$116,852

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $515,784, which represents 82.03% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $135.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$3,759	$3,747	11/01/07	$12
Hong Kong Dollar (Buy)	135	135	11/06/07	—
Japanese Yen (Sell)	961	967	11/01/07	6
Japanese Yen (Sell)	573	576	11/02/07	3
Japanese Yen (Sell)	175	175	11/05/07	—

				$21

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	9.9%

Capital Goods	5.9

Consumer Cyclical	17.9

Consumer Staples	4.0

Energy	3.8

Finance	13.0

Health Care	4.5

Services	0.5

Technology	28.4

Transportation	2.4

Utilities	6.5

Short-Term Investments	7.3

Other Assets and Liabilities	(4.1)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.7%
	Australia — 0.3%
176	Paladin Resources Ltd. (A)(D)(G)	$1,371

	Austria — 1.0%
56	OMV AG (A)	4,217

	Belgium — 0.4%
29	UCB S.A. (A)(G)	1,708

	Brazil — 5.5%
343	All America Latina Logistica S.A.	5,422
167	Banco Bradesco S.A.	5,703
13	MMX Mineracao E Metalicos S.A. (D)	5,745
51	Petroleo Brasileiro S.A. ADR	4,858
101	Redecard S.A. (D)	2,132

		23,860

	Canada — 4.9%
92	Canadian Natural Resources Ltd.	7,676
1	Canadian Natural Resources Ltd. ADR	75
70	EnCana Corp. (G)	4,898
23	Research In Motion Ltd. (D)	2,817
95	Telus Corp.	5,772

		21,238

	China — 3.6%
53	Alibaba.com Ltd. (D)(Q)	93
7,132	Bank of China Ltd. (A)(G)	4,702
1,461	China Communications Construction Co., Ltd. (A)	4,636
1,196	China Merchants Bank Co., Ltd. (A)(G)	6,164
6	CNinsure, Inc. (D)	159

		15,754

	Egypt — 1.2%
73	Orascom Telecom Holding SAE GDR (G)	5,198

	Finland — 2.8%
310	Nokia Oyj (A)	12,310

	France — 6.4%
8	Alstom RGPT (A)	1,854
168	Axa S.A. (A)(G)	7,533
42	BNP Paribas (A)(G)	4,688
40	Bouygues S.A. (A)(G)	3,871
71	Cie Generale d’Optique Essilor International S.A. (A)(D)(G)	4,538
150	France Telecom S.A. (A)	5,532

		28,016

	Germany — 10.5%
153	Arcandor AG (A)(D)(G)	4,920
30	Continental AG (A)(G)	4,570
65	Daimler AG (A)(G)	7,085
39	Deutsche Boerse AG (A)(G)	6,208
48	Deutsche Postbank AG (A)(G)	3,514
51	E.On AG (A)	10,011
9	K + S AG (A)(G)	1,886
58	Siemens AG (A)	7,860

		46,054

	Greece — 0.7%
73	EFG Eurobank Ergasias S.A. (A)	2,865

	Hong Kong — 4.0%
920	China Resources Enterprise (A)	4,036
756	Hengan International Group Co., Ltd. (A)(G)	2,948
154	Hong Kong Exchanges & Clearing Ltd. (A)	5,141
1,682	Shangri-La Asia Ltd. (A)(G)	5,369

		17,494

	India — 1.7%
51	Bharat Heavy Electricals (A)	3,436
28	HDFC Bank Ltd. ADR	3,864

		7,300

	Ireland — 1.7%
65	Elan Corp. plc ADR (D)	1,540
144	Ryanair Holdings plc (A)(D)	1,198
97	Ryanair Holdings plc ADR (D)(G)	4,757

		7,495

	Italy — 4.9%
164	Bulgari S.p.A. (A)	2,563
340	Enel S.p.A. (A)(G)	4,081
169	Ente Nazionale Idrocarburi S.p.A. (A)(G)	6,167
24	Tod’s S.p.A. (A)(G)	2,013
790	UniCredito Italiano S.p.A. (A)	6,798

		21,622

	Japan — 9.4%
44	Astellas Pharma, Inc. (A)	1,958
99	Canon, Inc. (A)	5,020
57	Daiichi Sankyo Co., Ltd. (A)	1,632
45	Eisai Co., Ltd. (A)	1,890
474	Hitachi Ltd. (A)(G)	3,174
128	Honda Motor Co., Ltd. (A)	4,805
2	Japan Tobacco, Inc. (A)	10,579
178	Mitsubishi Electric Corp. (A)	2,170
77	Mitsubishi Estate Co., Ltd. (A)	2,308
427	Mitsubishi Rayon Co., Ltd. (A)(G)	2,423
48	Sony Corp. (A)	2,380
307	Toshiba Corp. (A)	2,600

		40,939

	Luxembourg — 0.7%
42	Evraz Group S.A.	3,137

	Mexico — 0.8%
109	Grupo Aeroportuario Del ADR	3,340

	Netherlands — 5.4%
203	Aercap Holdings N.V. (D)(G)	5,128
195	ASML Holding N.V. (A) #	6,795
162	Koninklijke Philips Electronics N.V. (A)	6,719
159	Unilever N.V. CVA (A)(G)	5,187

		23,829

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Norway — 2.8%
75	Aker Kvaerner (A)(G)	$2,632
83	Petroleum Geo-Services (A)	2,472
307	Telenor ASA (A)	7,235

		12,339

	Papua New Guinea — 0.6%
691	Lihir Gold Ltd. (A)(D)	2,742

	Russia — 3.4%
150	OAO Gazprom ADR	7,460
89	TMK OAO GDR (I)	3,899
145	Uralkali (D)(I)	3,641

		15,000

	South Africa — 1.5%
87	Impala Platinum Holdings Ltd. (A)	3,279
176	MTN Group Ltd. (A)	3,424

		6,703

	South Korea — 0.4%
24	Shinhan Financial Group Co., Ltd. (A)	1,599

	Sweden — 1.0%
115	Assa Abloy Ab (A)	2,425
690	Telefonaktiebolaget LM Ericsson (A)	2,064

		4,489

	Switzerland — 5.8%
119	Julius Baer Holding Ltd. (A)	10,348
27	Nestle S.A. (A)	12,283
23	Synthes, Inc. (A)	2,833

		25,464

	Turkey — 1.3%
118	Akbank T.A.S. (A)	1,085
150	Asya Katilim Bankasi AS (A)(D)	1,290
130	Turkcell Iletisim Hizmetleri ADR	3,113

		5,488

	United Kingdom — 13.2%
533	Invesco plc (A)	8,165
65	Johnson Matthey plc (A)	2,418
330	Man Group plc (A)	4,055
107	Reckitt Benckiser Group plc (A)	6,194
138	Rio Tinto plc (A)	12,974
105	Standard Chartered plc (A)	4,088
508	Tesco plc (A)	5,163
202	Xstrata plc (A)	14,569

		57,626

	United States — 0.8%
69	Frontline Ltd. (G)	3,139
11	Lihir Gold Ltd. ADR	449

		3,588

	Total common stock (cost $340,187)	$422,785

Principal		Market
Amount		Value (W)

SHORT-TERM INVESTMENTS — 22.5%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,176, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $6,299)
$6,175	4.94% dated 10/31/2007	$6,175

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,581, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,612)

1,581	4.94% dated 10/31/2007	1,581

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,581, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,612)

1,581	4.94% dated 10/31/2007	1,581
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $7, collateralized by U.S. Treasury Note 2.63%, 2008, value of $7)
7	4.94% dated 10/31/2007	7

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,441, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $3,510)

3,441	4.94% dated 10/31/2007	3,441
	JPMorgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,058, collateralized by FNMA 6.00%, 2036 — 2037, value of $4,138)
4,057	4.94% dated 10/31/2007	4,057
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,054, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,075)
1,054	4.94% dated 10/31/2007	1,054

		17,896

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)
			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 18.4%
	Cash Collateral Reinvestment Fund:
80,639	Navigator Prime Portfolio		$80,639

	Total short-term investments (cost $98,535)		$98,535

	Total investments (cost $438,722) (C)	119.2%	$521,320
	Other assets and liabilities	(19.2)%	(84,092)

	Total net assets	100.0%	$437,228

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.88% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $439,509 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$84,537
Unrealized Depreciation	(2,726)

Net Unrealized Appreciation	$81,811

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $328,770, which represents 75.19% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $7,540, which represents 1.72% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $94.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$361	$360	11/02/07	$(1)
Euro (Sell)	346	346	11/05/07	—
Hong Kong Dollar (Buy)	865	865	11/01/07	—
Hong Kong Dollar (Sell)	848	848	11/02/07	—
Hong Kong Dollar (Buy)	94	94	11/06/07	—
Japanese Yen (Buy)	319	321	11/02/07	(2)
South African Rand (Buy)	3,407	3,407	11/02/07	—

				$(3)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	13.9%

Capital Goods	1.2

Consumer Cyclical	8.8

Consumer Staples	8.8

Energy	8.6

Finance	22.3

Health Care	4.4

Services	2.1

Technology	19.3

Transportation	4.1

Utilities	3.2

Short-Term Investments	22.5

Other Assets and Liabilities	(19.2)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.4%
	Australia — 9.1%
362	Asciano Group (A)(D)(G)	$2,844
735	Austal Ltd. (A)	2,209
1,076	Babcock & Brown Power (A)(G)	3,296
2,039	Centamin Egypt Ltd. (A)(D)	2,800
270	Felix Resources Ltd. (A)	1,849
473	Programmed Maintenance Services Ltd. (A)	2,364
608	Resource Pacific Holdings Ltd. (A)(D)(G)	1,468
513	Seek Ltd. (A)(G)	4,488
1,165	Tower Australia Group Ltd. (A)(D)	2,778
369	Transurban Group (A)(G)	2,512
672	WHK Group Ltd. (A)	1,338
187	Zinifex Ltd. (A)(G)	2,961

		30,907

	Belgium — 2.4%
1	CFE (A)	2,662
5	D’ieteren S.A. (A)	2,374
13	Umicore (A)(G)	3,208

		8,244

	Brazil — 1.7%
62	Dufry South America Ltd. (D)	1,812
147	Lupatech S.A.	3,940

		5,752

	Canada — 1.6%
18	First Quantum Minerals Ltd. (A)	1,929
243	Uranium Participation Corp. (D)	3,547

		5,476

	China — 1.2%
2,146	China Dongxiang Group Co. (D)	1,642
1,757	Soho China Ltd. (D)	2,262

		3,904

	Denmark — 0.8%
37	Genmab A/S (A)(D)(G)	2,558

	Finland — 1.3%
59	Outotec Oyj (A)	4,518

	France — 7.0%
32	BioMerieux S.A. (A)(G)	3,532
20	Carbone Lorraine S.A. (A)(G)	1,804
8	Cegedim S.A. (G)	940
56	Ipsen (A)	3,204
44	Korian (A)	2,022
22	Manitou BF (A)	1,241
81	Maurel ET Prom (A)	1,799
58	Rhodia S.A. (A)(D)(G)	2,251
19	Seche Environment (A)(G)	3,432
47	Zodiac S.A. (A)(G)	3,292

		23,517

	Germany — 8.0%
86	Arcandor AG (A)(D)(G)	2,758
53	Colonia Real Estate AG (A)(D)(G)	1,597
13	K+S AG (A)	2,645
82	Kontron AG (A)	2,082
41	MTU Aero Engines Holdings AG (A)	2,494
	Germany — (continued)
47	Praktiker Bau-Und Heimwerkermaerkte Holding AG (A)	1,688
127	Rhoen-Klinikum AG (A)	4,036
55	Stada Arzneimittel AG (A)	3,468
112	Symrise AG (A)(D)	3,346
46	Tognum AG (D)	1,651
55	Wacker Construction Equipment AG (A)(D)	1,319

		27,084

	Greece — 0.8%
168	Hellenic Technodomiki Tev S.A. (A)	2,555

	Hong Kong — 4.7%
4,593	China Power International Development Ltd. (A)(G)	2,460
1,138	Cosco Pacific Ltd. (A)	3,546
2,016	Far East Pharmaceutical Technology Co., Ltd. (A)(D)(G)(H)	—
1,067	Shangri-La Asia Ltd. (A)(G)	3,404
1,300	Shun Tak Holdings Ltd. (A)(G)	2,053
2,234	Sinofert Holdings Ltd. (A)(G)	2,107
1,126	Stella International	2,470

		16,040

	Italy — 3.7%
112	Ansaldo STS S.p.A. (A)(D)	1,630
171	Antichi Pellettieri S.p.A. (A)	2,350
101	Banco di Desio e della Brianza S.A. (A)	1,145
468	Immobiliare Grande Distribuzione (A)	1,839
33	Pirelli & C. Real Estate S.p.A. (A)	1,642
82	Prysmian S.p.A. (A)(D)	2,366
369	Safilo Group S.p.A. (A)(G)	1,568

		12,540

	Japan — 21.9%
426	Daishi Bank Ltd. (A)	1,862
461	Godo Steel Ltd. (A)	1,603
295	Higo Bank Ltd. (A)	2,049
263	Hitachi Metals Ltd. (A)(G)	3,412
186	Iino Kaiun Kaisha Ltd. (A)(G)	2,634
5	Jupiter Telecommunications Co., Ltd. (A)(D)	3,998
338	The Keiyo Bank Ltd. (A)	1,745
2	KK DaVinci Advisors (A)(D)(G)	1,976
67	Kobayashi Pharmaceutical Co., Ltd. (A)	2,128
69	MEC Co., Ltd. (A)(G)	732
415	Mitsubishi Rayon Co., Ltd. (A)(G)	2,355
71	Miura Co., Ltd. (A)(G)	2,208
24	Modec, Inc. (A)(G)	853
17	Musashino Bank Ltd. (A)	809
213	Nabtesco Corp. (A)(G)	3,641
607	Nachi-Fujikoshi Corp. (A)(G)	3,006
297	Nippon Carbon Co., Ltd. (A)(G)	1,874
175	Nok Corp. (A)	3,918
387	NTN Corp. (A)(G)	3,679
75	OBIC Business Consultants Ltd. (A)(G)	4,668
21	OBIC Co., Ltd. (A)(G)	4,202
62	Point, Inc. (A)(G)	3,136
1	RISA Partners, Inc. (A)(G)	1,981
236	Shionogi & Co., Ltd. (A)	4,024
72	Sysmex Corp. (A)(G)	2,937
68	Taiyo Ink Manufacturing Co., Ltd. (A)(G)	2,006
20	Toyo Tanso Co., Ltd. (A)(G)	1,978

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Japan — (continued)
60	Uni-Charm Corp. (A)(G)	$3,591
29	Union Tool Co. (A)(G)	1,090

		74,095

	Liechtenstein — 1.0%
13	Verwalt & Privat-Bank AG (A)	3,285

	Malaysia — 0.5%
2,693	Air Asia BHD (A)(D)	1,582

	Netherlands — 2.6%
105	Ordina N.V. (A)	2,055
68	SBM Offshore N.V. (A)	2,632
154	Spazio Investment N.V.	2,678
68	Vedior N.V. CVA (A)	1,539

		8,904

	Norway — 1.9%
570	Eitzen Chemical ASA (A)(D)	2,725
105	TGS Nopec Geophysical Co. ASA (A)(D)(G)	1,769
54	Yara International ASA (A)	2,085

		6,579

	Portugal — 0.6%
234	Mota - Engil S.A. (A)	1,944

	Singapore — 0.7%
1,519	Goodpack Ltd. (A)(G)	2,282

	South Africa — 0.5%
45	Aquarius Platinum Ltd. (A)	1,721

	South Korea — 4.1%
2	Amorepacific Corp. (A)	1,721
9	Cheil Communications, Inc. (A)	2,688
32	Hanjin Heavy Industrial & Construction (D)	3,510
27	Hyundai Steel Co. (A)(D)	2,699
17	Mirea Asset Securities Co., Ltd. (A)(G)	3,230

		13,848

	Spain — 2.1%
165	Laboratorios Admiral S.A. (D)	4,023
80	Prosegur Compania de Seguridad S.A. (A)	3,117

		7,140

	Sweden — 2.2%
154	Lundin Petroleum AB (A)(D)	1,862
153	Munters Ab (A)(G)	1,818
167	Swedish Match Ab (A)	3,742

		7,422

	Switzerland — 1.8%
16	Bachem Holding AG Class B (A)	1,398
43	Dufry Group	4,698

		6,096

	United Kingdom — 15.2%
182	Admiral Group plc (A)	3,915
253	Clapham House Group plc (A)(D)	1,659
296	Detica Group plc (A)	2,053
242	easyJet plc (A)(D)	3,360
549	Fenner plc (A)	3,187
	United Kingdom — (continued)
1,594	Guinness Peat Group plc (A)(G)	2,356
116	Hamworthy KSE (A)	1,605
74	Homeserve plc (A)	2,783
383	Informa Group plc (A)	4,274
235	Lancashire Holdings Ltd. (A)(D)(G)	1,839
351	Mears Group plc (A)	2,117
498	Meggitt plc (A)	3,547
348	Morgan Crucible Co. plc (A)	2,304
411	Petrofac Ltd. (A)	4,423
239	Rexam plc (A)	2,700
607	Senior plc (A)	1,646
256	Star Energy Group plc (A)(D)	1,366
101	Ultra Electronics Holdings plc (A)	2,632
127	VT Group plc (A)	1,596
422	Wolfson Microelectronics plc (A)(D)	2,234

		51,596

	Total common stock (cost $287,989)	$329,589

WARRANTS — 0.0%
	Singapore — 0.0%
184	Goodpack Ltd.	$89

	Total warrants (cost $0)	$89

	Total long-term investments (cost $287,989)	$329,678

Principal
Amount

SHORT-TERM INVESTMENTS — 24.6%
	Repurchase Agreements — 2.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,933, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $2,991)
$2,933	4.94% dated 10/31/2007	$2,933
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $751, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $766)
751	4.94% dated 10/31/2007	751

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $751, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $766)

751	4.94% dated 10/31/2007	751
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3, collateralized by U.S. Treasury Note 2.63%, 2008, value of $3)
3	4.94% dated 10/31/2007	3

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,634, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,667)

$1,634	4.94% dated 10/31/2007		$1,634
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,927, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,965)
1,927	4.94% dated 10/31/2007		1,927
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $501, collateralized by FNMA 6.00%, 2036 — 2037, value of $511)
500	4.94% dated 10/31/2007		500

			8,499

Shares

	Securities Purchased with Proceeds from Security Lending — 22.1%
	Cash Collateral Reinvestment Fund:
74,865	Navigator Prime Portfolio		74,865

	Total short-term investments (cost $83,364)		$83,364

	Total investments (cost $371,353) (C)	122.0%	$413,042
	Other assets and liabilities	(22.0)%	(74,572)

	Total net assets	100.0%	$338,470

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 97.40% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $373,665 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47,532
Unrealized Depreciation	(8,155)

Net Unrealized Appreciation	$39,377

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $296,416, which represents 87.58% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
03/2004 – 05/2004	2,016	Far East Pharmaceutical Technology Co., Ltd.	$293

The aggregate value of these securities at October 31, 2007 rounds to zero.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$1,020	$1,012	11/01/07	$8
Canadian Dollar (Buy)	561	562	11/05/07	(1)
Euro (Sell)	113	113	11/01/07	—
Euro (Buy)	1,021	1,022	11/02/07	(1)
Euro (Sell)	185	185	11/02/07	—
Japanese Yen (Sell)	484	486	11/02/07	2
Japanese Yen (Sell)	297	298	11/05/07	1
Singapore Dollar (Buy)	4	4	11/02/07	—
Swedish Krona (Buy)	60	60	11/01/07	—
Swedish Krona (Sell)	1,082	1,082	11/05/07	—

				$9

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	18.6%

Capital Goods	8.8

Consumer Cyclical	11.9

Consumer Staples	1.6

Energy	4.1

Finance	12.6

Health Care	12.1

Services	6.9

Technology	10.2

Transportation	8.1

Utilities	2.5

Short-Term Investments	24.6

Other Assets and Liabilities	(22.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford LargeCap Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.3%
	Basic Materials — 1.1%
1	Precision Castparts Corp.	$131

	Capital Goods — 6.5%
1	3M Co.	69
1	Boeing Co.	93
2	Caterpillar, Inc.	128
3	Dresser-Rand Group, Inc. (D)	107
1	Honeywell International, Inc.	87
1	Illinois Tool Works, Inc.	65
1	National Oilwell Varco, Inc. (D)	67
3	Novellus Systems, Inc. (D)	88
1	United Technologies Corp.	93

		797

	Consumer Cyclical — 12.7%
2	Altria Group, Inc.	145
2	Amazon.com, Inc. (D)	139
1	AutoZone, Inc. (D)	74
4	Big Lots, Inc. (D)	103
2	Coach, Inc. (D)	91
1	Dollar Tree Stores, Inc. (D)	52
3	eBay, Inc. (D)	113
2	Family Dollar Stores, Inc.	52
1	Foster Wheeler Ltd. (D)	84
1	GameStop Corp. Class A (D)	83
1	NIKE, Inc. Class B	97
—	NVR, Inc. (D)	139
2	PetSmart, Inc.	52
1	Polo Ralph Lauren Corp.	91
7	RadioShack Corp.	145
1	Target Corp.	51
2	TJX Cos., Inc.	62

		1,573

	Consumer Staples — 6.2%
2	Coca-Cola Co.	110
1	Colgate-Palmolive Co.	97
2	Kellogg Co.	93
1	Loews Corp. — Carolina Group	94
1	PepsiCo, Inc.	100
1	Procter & Gamble Co.	100
2	UST, Inc.	112
1	William Wrigley, Jr. Co.	63

		769

	Energy — 6.1%
2	ENSCO International, Inc.	102
2	Exxon Mobil Corp.	139
3	Global Industries (D)	85
2	Halliburton Co.	78
1	Holly Corp.	79
1	Schlumberger Ltd.	93
2	Tesoro Corp.	96
2	Western Refining, Inc.	82

		754

	Finance — 16.1%
2	Aetna, Inc.	110
1	Affiliated Managers Group, Inc. (D)	75
2	Aflac, Inc.	103
2	American Express Co.	106
—	CME Group, Inc.	85
2	Eaton Vance Corp.	111
1	Federal Home Loan Mortgage Corp.	74
1	Franklin Resources, Inc.	92
2	Health Net, Inc. (D)	86
2	Humana, Inc. (D)	184
1	IntercontinentalExchange, Inc. (D)	154
3	Janus Capital Group, Inc.	115
1	Jones Lang LaSalle, Inc.	60
1	Mastercard, Inc.	128
1	Medco Health Solutions, Inc. (D)	101
2	Philadelphia Consolidated Holding Corp. (D)	67
1	Prudential Financial, Inc.	78
2	UnitedHealth Group, Inc.	89
1	Wellcare Health Plans, Inc. (D)	30
1	Wellpoint, Inc. (D)	62
1	XL Capital Ltd. Class A	82

		1,992

	Health Care — 12.1%
1	Abbott Laboratories	72
1	Amgen, Inc. (D)	71
3	Bristol-Myers Squibb Co.	76
2	Coventry Health Care, Inc. (D)	108
1	Eli Lilly & Co.	63
3	Endo Pharmaceuticals Holdings, Inc. (D)	83
3	Forest Laboratories, Inc. (D)	113
2	Herbalife Ltd.	70
2	Johnson & Johnson	110
1	McKesson Corp.	87
3	Merck & Co., Inc.	154
2	Monsanto Co.	169
2	Sepracor, Inc. (D)	68
4	Warner Chilcott Ltd. (D)	83
3	Watson Pharmaceuticals, Inc. (D)	84
2	Wyeth	88

		1,499

	Services — 8.6%
4	Accenture Ltd. Class A	144
2	Autodesk, Inc. (D)	120
1	DST Systems, Inc. (D)	73
1	Fluor Corp.	125
1	ITT Educational Services, Inc. (D)	112
14	Novell, Inc. (D)	107
8	Regal Entertainment Group	177
4	Synopsys, Inc. (D)	101
3	Walt Disney Co.	102

		1,061

	Technology — 26.9%
3	Analog Devices, Inc.	84
1	Apple, Inc. (D)	250
4	Applied Materials, Inc.	69

The accompanying notes are an integral part of these financial statements.

The Hartford LargeCap Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
4	BMC Software, Inc. (D)		$152
3	CA, Inc.		88
7	Cisco Systems, Inc. (D)		228
1	Danaher Corp.		82
2	Dolby Laboratories, Inc. Class A (D)		100
7	EMC Corp. (D)		170
1	Garmin Ltd.		91
—	Google, Inc. (D)		169
3	Hewlett-Packard Co.		157
6	Intel Corp.		166
1	International Business Machines Corp.		170
3	Juniper Networks, Inc. (D)		122
1	L-3 Communications Holdings, Inc.		76
2	Lam Research Corp. (D)		93
1	Lockheed Martin Corp.		100
1	MEMC Electronic Materials, Inc. (D)		81
6	Microsoft Corp.		226
3	National Semiconductor Corp.		71
4	NVIDIA Corp. (D)		142
8	Oracle Corp. (D)		173
3	Qualcomm, Inc.		126
1	Raytheon Co.		71
2	Texas Instruments, Inc.		68

			3,325

	Transportation — 0.7%
2	UAL Corp. (D)		90

	Utilities — 1.3%
2	Mirant Corp. (D)		92
1	PPL Corp.		70

			162

	Total common stock (cost $11,204)		$12,153

EXCHANGE TRADED FUNDS — 0.9%
	Finance — 0.9%
2	iShares Russell 1000		$111

	Total exchange traded funds (cost $109)		$111

	Total long-term investments (cost $11,313)		$12,264

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 0.6%
	Repurchase Agreements — 0.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $14, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $14)
$14	4.52% dated 10/31/2007		$14
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $14, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012,
	U.S. Treasury Bond 6.25%, 2023, value of $14)
14	4.50% dated 10/31/2007		14
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $14, collateralized by U.S. Treasury Note 9.25%, 2016, value of $14)
14	4.48% dated 10/31/2007		14

			42

	U.S. Treasury Bills — 0.3%
30	3.54%, 12/13/2007 (M)		30

	Total short-term investments (cost $72)		$72

	Total investments (cost $11,385) (C)	99.8%	$12,336
	Other assets and liabilities	0.2%	29

	Total net assets	100.0%	$12,365

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $11,412 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,331
Unrealized Depreciation	(407)

Net Unrealized Appreciation	$924

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 97.8%
	Basic Materials — 11.6%
479	Cameco Corp. (G)	$23,480
591	Carlisle Cos., Inc. (G)	23,299
424	CF Industries Holdings, Inc. (G)	37,243
502	Cleveland-Cliffs, Inc.	48,055
456	FMC Corp.	26,231
2,118	Kingboard Chemical Holdings Ltd. (A)	13,908
411	Nucor Corp. (G)	25,484
734	Owens-Illinois, Inc. (D)	32,600
399	Peabody Energy Corp. (G)	22,244
333	Potash Corp. of Saskatchewan	40,838
227	Precision Castparts Corp. (G)	34,022
794	Teck Cominco Ltd. Class B	39,675
649	Thompson Creek Metals Co. Inc (D)	17,149

		384,228

	Capital Goods — 2.3%
459	Kennametal, Inc.	41,838
631	Toro Co. (G)	35,127

		76,965

	Consumer Cyclical — 16.6%
504	Abercrombie & Fitch Co. Class A	39,933
1,270	American Eagle Outfitters, Inc.	30,192
1,292	BJ’s Wholesale Club, Inc. (D)(G)	46,350
257	BorgWarner, Inc. (G)	27,136
260	Crocs, Inc. (D)	19,446
1,044	Dick’s Sporting Goods, Inc. (D)(G)	34,838
294	Foster Wheeler Ltd. (D)	43,585
770	Gildan Activewear, Inc. (D)(G)	34,596
2,949	Greentown China Holdings (A)	6,306
8,386	Li & Fung Ltd. (A)	39,795
538	Liz Claiborne, Inc. (G)	15,321
1,073	Newell Rubbermaid, Inc. (G)	31,289
445	O’Reilly Automotive, Inc. (D)(G)	14,697
525	Oshkosh Truck Corp. (G)	28,428
7,266	Peace Mark Holdings Ltd. (A)	11,971
1,279	PetSmart, Inc. (G)	38,309
1,228	Supervalu, Inc.	47,593
604	Tiffany & Co. (G)	32,741
123	Under Armour, Inc. Class A (D)(G)	7,650

		550,176

	Consumer Staples — 1.4%
748	Clorox Co. (G)	46,821

	Energy — 7.2%
809	Forest Oil Corp. (D)	39,309
631	GlobalSantaFe Corp.	51,162
74	Marathon Oil Corp.	4,367
409	Noble Energy, Inc. (G)	31,290
391	Southwestern Energy Co. (D)(G)	20,242
316	Sunoco, Inc. (G)	23,287
1,246	UGI Corp.	33,174
481	Ultra Petroleum Corp. (D)	34,105
880	WesternZagros Resources Ltd. (D)	3,352

		240,288

	Finance — 10.7%
6,652	Aberdeen Asset Management plc (A)	28,391
171	Blackrock, Inc. (G)	35,430
695	Commerce Bancorp, Inc. (G)	28,338
206	Everest Re Group Ltd.	21,947
264	Forest City Enterprises, Inc. Class A (G)	15,033
346	Health Net, Inc. (D)	18,560
360	Kimco Realty Corp. (G)	14,926
	Finance — (continued)
443	State Street Corp. (G)	35,370
547	T. Rowe Price Group, Inc. (G)	35,120
1,704	UCBH Holdings, Inc. (G)	29,089
1,352	Unum Group (G)	31,551
213	Waddell and Reed Financial, Inc. Class A	7,059
407	Webster Financial Corp. (G)	14,757
1,869	Western Union Co.	41,197

		356,768

	Health Care — 11.7%
264	Amylin Pharmaceuticals, Inc. (D)(G)	11,872
872	Barr Pharmaceuticals, Inc. (D)(G)	49,960
811	Beckman Coulter, Inc. (G)	57,428
386	Cephalon, Inc. (D)(G)	28,473
725	Charles River Laboratories International, Inc. (D)(G)	42,061
1,252	Community Health Systems, Inc. (D)(G)	41,235
1,009	Elan Corp. plc ADR (D)(G)	24,005
87	Intuitive Surgical, Inc. (D)(G)	28,307
695	Respironics, Inc. (D)(G)	34,777
624	St. Jude Medical, Inc. (D)(G)	25,428
760	Universal Health Services, Inc. Class B (G)	37,069
219	Vertex Pharmaceuticals, Inc. (D)(G)	7,079

		387,694

	Services — 15.0%
3,254	Allied Waste Industries, Inc. (D)(G)	41,134
724	Autodesk, Inc. (D)(G)	35,389
397	C.H. Robinson Worldwide, Inc. (G)	19,833
104	Cablevision Systems Corp. (D)(G)	3,036
2,133	Cadence Design Systems, Inc. (D)(G)	41,814
313	Diebold, Inc. (G)	13,101
1,197	DreamWorks Animation SKG, Inc. (D)	38,988
1,244	Equifax, Inc. (D)(G)	47,901
147	Factset Research Systems, Inc.	10,338
119	Fluor Corp. (G)	18,865
259	ITT Educational Services, Inc. (D)(G)	32,968
647	Manpower, Inc. (G)	48,327
397	Paychex, Inc. (G)	16,570
1,835	Republic Services, Inc.	62,740
1,400	Robert Half International, Inc. (G)	42,111
134	Strayer Education, Inc. (G)	24,911

		498,026

	Technology — 17.0%
1,044	Activision, Inc. (D)(G)	24,679
2,591	Altera Corp. (G)	50,828
567	American Tower Corp. Class A (D)(G)	25,042
489	CommScope, Inc. (D)	23,076
246	Ctrip.com International Ltd.	13,887
349	DaVita, Inc. (D)	22,758
728	Electronic Arts, Inc. (D)(G)	44,471
760	Emulex Corp. (D)(G)	16,457
293	Equinix, Inc. (D)	34,216
452	F5 Networks, Inc. (D)	16,293
370	FLIR Systems, Inc. (D)(G)	25,647
653	Lam Research Corp. (D)(G)	32,782
683	Linear Technology Corp. (G)	22,553
296	Logitech International S.A. (D)	10,455
1,204	McAfee, Inc. (D)	49,769
684	National Instruments Corp. (G)	22,179
309	Network Appliance, Inc. (D)(G)	9,730
469	Rockwell Collins, Inc. (G)	35,093
100	Roper Industries, Inc.	7,109
561	SanDisk Corp. (D)	24,904

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
4,038	Sonus Networks, Inc. (D)(G)		$27,862
772	VeriSign, Inc. (D)(G)		26,321

			566,111

	Transportation — 2.4%
279	Expeditors International of Washington, Inc.		14,142
1,321	J.B. Hunt Transport Services, Inc. (G)		36,629
705	Landstar System, Inc. (G)		29,665

			80,436

	Utilities — 1.9%
1,039	Northeast Utilities		32,017
671	NRG Energy, Inc. (D)(G)		30,620

			62,637

	Total common stock (cost $2,680,284)		$3,250,150

WARRANTS — 0.0%
	Energy — 0.0%
88	WesternZagros Resources Ltd.		$103

	Total warrants (cost $0)		$103

	Total long-term investments (cost $2,680,284)		$3,250,253

Principal
Amount

SHORT-TERM INVESTMENTS — 21.7%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $11,980, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $12,218)
$11,979	4.94% dated 10/31/2007		$11,979

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,067, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $3,128)

3,066	4.94% dated 10/31/2007		3,066

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,067, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $3,128)

3,066	4.94% dated 10/31/2007		3,066
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $14, collateralized by U.S. Treasury Note 2.63%, 2008, value of $14)
14	4.94% dated 10/31/2007		14

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,675, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $6,808)

6,674	4.94% dated 10/31/2007		6,674
	Repurchase Agreements — (continued)
Principal			Market
Amount			Value (W)

	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $7,871, collateralized by FNMA 6.00%, 2036 — 2037, value of $8,027)
7,870	4.94% dated 10/31/2007		7,870
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,044, collateralized by FNMA 6.00%, 2036 — 2037, value of $2,085)
2,044	4.94% dated 10/31/2007		2,044

			34,713

Shares

	Securities Purchased with Proceeds from Security Lending — 20.7%
	Cash Collateral Reinvestment Fund:
687,782	Mellon GSL DBT II Collateral Fund		687,231

	Total short-term investments (cost $721,944)		$721,944

	Total investments (cost $3,402,228) (C)	119.5%	$3,972,197
	Other assets and liabilities	(19.5)%	(648,988)

	Total net assets	100.0%	$3,323,209

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.27% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $3,403,133 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$607,904
Unrealized Depreciation	(38,840)

Net Unrealized Appreciation	$569,064

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $100,371, which represents 3.02% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$106	$105	11/01/07	$1
Canadian Dollar (Buy)	1,639	1,624	11/02/07	15
Canadian Dollar (Buy)	1,591	1,593	11/05/07	(2)
Hong Kong Dollar (Buy)	269	269	11/01/07	—
Hong Kong Dollar (Sell)	608	608	11/02/07	—

				$14

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.0%
	Basic Materials — 8.6%
2	Airgas, Inc.	$76
1	Ball Corp.	49
3	Cabot Corp.	108
—	Carpenter Technology Corp.	67
1	Celanese Corp.	47
21	Chemtura Corp.	197
2	Church & Dwight Co., Inc.	83
1	Cleveland-Cliffs, Inc.	80
10	Domtar Corp. (D)	89
3	Goodyear Tire & Rubber Co. (D)	80
2	Lubrizol Corp.	152
3	Massey Energy Co.	92
2	Rohm & Haas Co.	80
4	RPM International, Inc.	95
2	Sealed Air Corp.	61
3	Steel Dynamics, Inc.	151
5	Valspar Corp.	124

		1,631

	Capital Goods — 4.9%
1	Cummins, Inc.	60
1	Goodrich Corp.	50
3	Joy Global, Inc.	189
3	Lennox International, Inc.	119
1	Manitowoc Co., Inc.	68
2	National Oilwell Varco, Inc. (D)	133
2	Pall Corp.	86
1	Smith International, Inc.	49
1	Textron, Inc.	57
2	Varian Semiconductor Equipment Associates, Inc. (D)	111

		922

	Consumer Cyclical — 14.4%
1	Abercrombie & Fitch Co. Class A	55
—	AutoZone, Inc. (D)	61
3	Avnet, Inc. (D)	135
5	Big Lots, Inc. (D)	127
3	Coach, Inc. (D)	102
3	Crocs, Inc. (D)	203
2	Dick’s Sporting Goods, Inc. (D)	60
4	Dollar Tree Stores, Inc. (D)	154
2	Family Dollar Stores, Inc.	46
1	Fastenal Co.	55
1	Foster Wheeler Ltd. (D)	160
3	GameStop Corp. Class A (D)	154
3	Guess?, Inc.	137
3	MSC Industrial Direct Co., Inc.	126
2	Nalco Holding Co.	58
2	Nordstrom, Inc.	84
—	NVR, Inc. (D)	159
8	RadioShack Corp.	172
3	Reliance Steel & Aluminum	155
5	Saks, Inc.	104
1	Scotts Miracle-Gro Co. Class A	61
1	Sherwin-Williams Co.	55
2	Tiffany & Co.	87
4	TJX Cos., Inc.	113
3	Yum! Brands, Inc.	108

		2,731

	Consumer Staples — 1.9%
2	Loews Corp. — Carolina Group	146
2	UST, Inc.	102
2	William Wrigley, Jr. Co.	114

		362

	Energy — 13.0%
2	BJ Services Co.	53
2	Cabot Oil & Gas Corp.	77
7	Chesapeake Energy Corp.	259
2	ENSCO International, Inc.	87
2	Frontier Oil Corp.	87
3	Global Industries (D)	64
1	GlobalSantaFe Corp.	53
2	Helix Energy Solutions Group, Inc. (D)	102
1	Holly Corp.	50
4	Nabors Industries Ltd. (D)	112
1	Noble Energy, Inc.	73
3	Pride International, Inc. (D)	113
3	Rowan Companies, Inc.	102
2	Sunoco, Inc.	155
2	Superior Energy Services, Inc. (D)	56
5	Tesoro Corp.	282
2	Tidewater, Inc.	102
4	Unit Corp. (D)	182
7	W&T Offshore, Inc.	193
1	Weatherford International Ltd. (D)	79
3	Western Refining, Inc.	114
2	Williams Cos., Inc.	69

		2,464

	Finance — 10.6%
1	Affiliated Managers Group, Inc. (D)	83
2	CB Richard Ellis Group, Inc. Class A (D)	50
2	Cigna Corp.	100
4	Eaton Vance Corp.	185
2	Federated Investors, Inc.	86
2	Health Net, Inc. (D)	106
4	Humana, Inc. (D)	276
1	IntercontinentalExchange, Inc. (D)	219
3	Janus Capital Group, Inc.	100
1	Jones Lang LaSalle, Inc.	86
1	Mastercard, Inc.	224
2	Nuveen Investments, Inc. Class A	137
1	ProLogis	47
2	T. Rowe Price Group, Inc.	116
2	Taubman Centers, Inc.	94
2	Wellcare Health Plans, Inc. (D)	56
1	XL Capital Ltd. Class A	55

		2,020

	Health Care — 7.2%
1	Allergan, Inc.	61
3	Amerisource Bergen Corp.	128
2	Barr Pharmaceuticals, Inc. (D)	93
2	Coventry Health Care, Inc. (D)	129
4	Endo Pharmaceuticals Holdings, Inc. (D)	114
1	Henry Schein, Inc. (D)	68
3	Herbalife Ltd.	118
2	Hospira, Inc. (D)	64
3	ImClone Systems, Inc. (D)	128
—	Intuitive Surgical, Inc. (D)	133
2	Kinetic Concepts, Inc. (D)	95
3	Sepracor, Inc. (D)	86
5	Watson Pharmaceuticals, Inc. (D)	159

		1,376

	Services — 12.6%
2	Apollo Group, Inc. Class A (D)	181
3	Autodesk, Inc. (D)	130
2	Cognizant Technology Solutions Corp. (D)	96
4	CTC Media, Inc. (D)	112
4	Discovery Holding Co. (D)	114
2	Dow Jones & Co., Inc.	97
1	DST Systems, Inc. (D)	114

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Services — (continued)
7	Electronic Data Systems Corp.		$152
2	Equifax, Inc. (D)		75
2	Express Scripts, Inc. (D)		135
1	Factset Research Systems, Inc.		65
1	Harsco Corp.		57
1	IDEXX Laboratories, Inc. (D)		61
1	ITT Educational Services, Inc. (D)		168
3	Liberty Global, Inc. (D)		134
22	Novell, Inc. (D)		165
2	Paychex, Inc.		85
5	Regal Entertainment Group		108
3	Stericycle, Inc. (D)		149
2	URS Corp. (D)		131
1	Weight Watchers International, Inc.		71

			2,400

	Technology — 20.2%
1	Affiliated Computer Services, Inc. Class A (D)		61
3	Agilent Technologies, Inc. (D)		103
4	Altera Corp.		77
2	American Tower Corp. Class A (D)		98
2	AMETEK, Inc.		81
1	Analog Devices, Inc.		42
1	Arrow Electronics, Inc. (D)		52
5	BMC Software, Inc. (D)		154
9	Brocade Communications Systems, Inc. (D)		81
6	CA, Inc.		163
1	CommScope, Inc. (D)		68
8	Compuware Corp. (D)		77
1	Dentsply International, Inc.		61
4	Dolby Laboratories, Inc. Class A (D)		160
1	Harris Corp.		87
1	Hologic, Inc. (D)		48
3	Intersil Corp.		102
3	Juniper Networks, Inc. (D)		101
2	KLA-Tencor Corp.		109
1	L-3 Communications Holdings, Inc.		91
2	MEMC Electronic Materials, Inc. (D)		138
1	Mettler-Toledo International, Inc. (D)		63
3	Microchip Technology, Inc.		106
6	National Semiconductor Corp.		141
4	NCR Corp. (D)		123
2	NVIDIA Corp. (D)		81
6	QLogic Corp. (D)		95
2	Rockwell Collins, Inc.		144
1	Roper Industries, Inc.		48
3	SanDisk Corp. (D)		134
3	SBA Communications Corp. (D)		103
2	Telephone and Data Systems, Inc.		151
2	Teradata Corp. (D)		63
1	Thomas & Betts Corp. (D)		62
2	Trimble Navigation Ltd. (D)		99
1	U.S. Cellular Corp. (D)		99
4	VeriSign, Inc. (D)		136
2	Waters Corp. (D)		148
4	Western Digital Corp. (D)		93

			3,843

	Transportation — 1.5%
4	Frontline Ltd.		198
4	Gentex Corp.		91

			289

	Utilities — 4.1%
9	CenterPoint Energy, Inc.		147
1	Constellation Energy Group, Inc.		102
13	Dynegy Holdings, Inc. (D)		116
	Utilities — (continued)
3	NRG Energy, Inc. (D)		151
1	PPL Corp.		50
12	Sierra Pacific Resources		208

			774

	Total common stock (cost $17,688)		$18,812

EXCHANGE TRADED FUNDS — 0.6%
	Finance — 0.6%
1	iShares Russell Midcap Growth		$119

	Total exchange traded funds (cost $118)		$119

	Total long-term investments (cost $17,806)		$18,931

Principal
Amount

SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $63, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $64)
$63	4.52% dated 10/31/2007		$63

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $63, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $64)

63	4.50% dated 10/31/2007		63
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $63, collateralized by U.S. Treasury Note 9.25%, 2016, value of $64)
63	4.48% dated 10/31/2007		63

	Total short-term investments (cost $189)		$189

	Total investments (cost $17,995) (C)	100.6%	$19,120
	Other assets and liabilities	(0.6)%	(123)

	Total net assets	100.0%	$18,997

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $18,004 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,973
Unrealized Depreciation	(857)

Net Unrealized Appreciation	$1,116

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Value Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Basic Materials — 16.0%
117	Arch Coal, Inc.	$4,781
110	Carlisle Cos., Inc. (G)	4,343
157	Celanese Corp. (G)	6,600
460	Chemtura Corp.	4,285
50	Cleveland-Cliffs, Inc. (G)	4,763
96	Cytec Industries, Inc.	6,417
147	FMC Corp.	8,441
65	Greif, Inc.	4,147
3,880	Kingboard Laminates Holdings (A)	3,449
162	Owens-Illinois, Inc. (D)	7,205
110	Pentair, Inc. (G)	3,879
151	UAP Holding Corp. (G)	4,800
407	Uranium One, Inc. (D)	4,522
249	USEC, Inc. (D)(G)	2,193

		69,825

	Capital Goods — 9.9%
44	AGCO Corp. (D)(G)	2,620
60	Alliant Techsystems, Inc. (D)(G)	6,601
106	American Standard Cos., Inc.	3,958
76	Goodrich Corp.	5,287
85	Kennametal, Inc.	7,762
121	Toro Co. (G)	6,713
224	Varian Semiconductor Equipment Associates, Inc. (D)(G)	10,287

		43,228

	Consumer Cyclical — 8.8%
52	BorgWarner, Inc. (G)	5,497
2,375	Buck Holdings L.P. (A)(D)(H)	2,138
401	Circuit City Stores, Inc. (G)	3,176
165	Copart, Inc. (D)	6,317
105	Liz Claiborne, Inc.	2,992
74	MDC Holdings, Inc.	3,010
92	Newell Rubbermaid, Inc.	2,680
230	Office Depot, Inc. (D)	4,317
85	United Stationers, Inc. (D)(G)	4,928
68	Wabco Holdings, Inc.	3,471

		38,526

	Consumer Staples — 5.5%
67	Bunge Ltd. Finance Corp. (G)	7,718
99	Cosan Ltd. (D)	1,255
194	Dean Foods Co. (G)	5,387
6,282	Marine Harvest (A)(D)	6,413
109	Smithfield Foods, Inc. (D)(G)	3,131

		23,904

	Energy — 5.5%
314	Brasil EcoDiesel Industria (D)(I)	1,960
168	Brasil EcoDiesel Industria ADR (D)	1,048
157	Newfield Exploration Co. (D)	8,437
91	Noble Energy, Inc. (G)	6,934
215	UGI Corp.	5,713

		24,092

	Finance — 13.5%
45	Affiliated Managers Group, Inc. (D)(G)	5,907
118	CIT Group, Inc. (G)	4,141
7	City National Corp.	460
184	Commerce Bancorp, Inc.	7,482
379	E*Trade Financial Corp. (D)(G)	4,222
47	Everest Re Group Ltd.	5,039
252	Genesis Lease Ltd.	5,531
129	Liberty Property Trust	4,853
133	Platinum Underwriters Holdings Ltd.	4,777
132	Reinsurance Group of America, Inc. (G)	7,539
164	Thornburg Mortgage, Inc. (G)	1,721
15	UnionBanCal Corp. (G)	799
	Finance — (continued)
111	Unum Group (G)	2,581
108	Webster Financial Corp. (G)	3,907

		58,959

	Health Care — 8.0%
182	Barr Pharmaceuticals, Inc. (D)	10,427
88	Cooper Co., Inc. (G)	3,709
186	Endo Pharmaceuticals Holdings, Inc. (D)	5,438
536	Impax Laboratories, Inc. (D)(G)	5,762
195	Theravance, Inc. (D)	4,871
122	West Pharmaceutical Services	5,060

		35,267

	Services — 9.6%
195	Avis Budget Group, Inc. (D)	4,078
561	BearingPoint, Inc. (D)(G)	2,686
47	Cablevision Systems Corp. (D)	1,387
160	CACI International, Inc. Class A (D)(G)	8,594
147	Entercom Communications Corp. (G)	2,725
183	R.H. Donnelley Corp. (D)(G)	10,020
154	R.R. Donnelley & Sons Co.	6,185
103	URS Corp. (D)	6,348

		42,023

	Technology — 12.8%
276	Arrow Electronics, Inc. (D)(G)	11,046
282	Cinram International Income Fund	3,913
70	Embarq Corp.	3,726
343	Fairchild Semiconductor International, Inc. (D)(G)	6,251
639	Flextronics International Ltd. (D)	7,866
365	JDS Uniphase Corp. (D)(G)	5,565
148	McAfee, Inc. (D)	6,128
64	NCR Corp. (D)	1,760
182	Solar Cayman Ltd. (A)(D)(H)	2,478
196	Virgin Media, Inc.	4,325
38	Whirlpool Corp.	3,009

		56,067

	Transportation — 4.0%
272	American Commercial Lines, Inc. (D)(G)	4,049
297	Northwest Airlines Corp. (D)	5,500
45	Trinity Industries, Inc. (G)	1,632
60	UAL Corp. (D)(G)	2,879
183	Werner Enterprises, Inc.	3,473

		17,533

	Utilities — 4.8%
202	Northeast Utilities (G)	6,219
44	SBM Offshore N.V. (A)	1,697
352	Sierra Pacific Resources	5,943
149	Wisconsin Energy Corp.	7,110

		20,969

	Total common stock (cost $363,496)	$430,393

PREFERRED STOCK — 0.2%
	Finance — 0.2%
27	Thornburg Mortgage, Inc. (X)	$662

	Total preferred stock (cost $708)	$662

	Total long-term investments (cost $364,204)	$431,055

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Value Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 20.4%
	Repurchase Agreements — 1.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,904, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $1,942)
$1,904	4.94% dated 10/31/2007		$1,904
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $487, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $497)
487	4.94% dated 10/31/2007		487

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $487, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $497)

487	4.94% dated 10/31/2007		487
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2, collateralized by U.S. Treasury Note 2.63%, 2008, value of $2)
2	4.94% dated 10/31/2007		2

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,061, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,082)

1,061	4.94% dated 10/31/2007		1,061
	JPMorgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,251, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,276)
1,251	4.94% dated 10/31/2007		1,251
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $325, collateralized by FNMA 6.00%, 2036 — 2037, value of $331)
325	4.94% dated 10/31/2007		325

			5,517

Shares

	Securities Purchased with Proceeds from Security Lending — 19.2%
	Cash Collateral Reinvestment Fund:
83,935	Mellon GSL DBT II Collateral Fund		83,868

	Total short-term investments (cost $89,385)		$89,385

	Total investments (cost $453,589) (C)	119.0%	$520,440
	Other assets and liabilities	(19.0)%	(83,003)

	Total net assets	100.0%	$437,437

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.02% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $454,258 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$91,316
Unrealized Depreciation	(25,134)

Net Unrealized Appreciation	$66,182

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $16,175, which represents 3.70% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $1,960, which represents 0.45% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
6/2007	2,375	Buck Holdings L.P.	$2,378
3/2007	182	Solar Cayman Ltd.	2,733

The aggregate value of these securities at October 31, 2007 was $4,616 which represents 1.06% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$446	$447	11/05/07	$(1)
Norwegian Krone (Buy)	69	69	11/01/07	—
Norwegian Krone (Buy)	162	163	11/02/07	(1)
Norwegian Krone (Buy)	52	52	11/05/07	—

				$(2)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Money Market Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Consumer Cyclical — 3.9%
	Eksportfinans
$16,730	4.78%, 12/04/2007	$16,658

	Consumer Staples — 5.8%
	KFW International Holdings
13,968	4.65%, 11/06/2007 — 11/07/2007 (I)	13,958
	Unilever Capital Corp.
3,000	5.10%, 08/11/2008 (I)(L)	3,000
7,750	5.27%, 11/13/2007 (I)	7,736

		24,694

	Energy — 2.5%
	ConocoPhillips
4,500	4.75%, 11/05/2007 (I)	4,498
	ConocoPhillips Qatar Funding
2,800	4.86%, 01/23/2008 (I)	2,769
3,400	5.02%, 01/23/2008 (I)	3,361

		10,628

	Finance — 70.8%
	Alliance & Leicester plc
3,700	5.21%, 11/06/2007	3,697
3,600	5.23%, 11/06/2007	3,597
3,400	5.26%, 11/06/2007	3,398
	American Express Credit Corp.
6,900	5.36%, 12/03/2007	6,867
	American General Finance Corp.
1,800	5.33%, 01/18/2008 (L)	1,801
	American Honda Finance Corp.
2,500	5.36%, 08/06/2008 (I)(L)	2,498
3,700	5.47%, 05/12/2008 (I)(L)	3,700
3,700	5.90%, 09/18/2008 (I)(L)	3,700
	Australia & New Zealand Banking GR
5,250	4.78%, 11/26/2007 (I)	5,233
5,250	5.04%, 01/11/2008 (I)	5,198
	Bank of America Corp.
5,000	4.69%, 02/28/2008	4,924
3,500	4.99%, 11/08/2007 (L)	3,500
5,700	5.00%, 12/18/2007	5,700
	Bank of Scotland
4,000	5.09%, 01/23/2008	3,954
	Bear Stearns & Co., Inc.
3,000	5.09%, 08/14/2008 (L)	3,000
	Citibank NA
4,400	5.52%, 12/13/2007	4,400
9,100	5.62%, 12/04/2007	9,100
	Danske Bank
3,000	4.97%, 08/19/2008 (I)(L)	3,000
	Danske Corp.
3,500	4.91%, 11/14/2007	3,494
6,250	5.42%, 02/11/2008	6,156
	General Electric Capital Corp.
5,500	4.77%, 11/20/2007	5,486
4,000	4.79%, 11/14/2007	3,993
4,000	4.83%, 01/24/2008	3,955
2,600	4.91%, 08/22/2008 (L)	2,600
	Finance — (continued)
	Goldman Sachs Group
4,400	4.83%, 12/20/2007	4,371
6,500	4.88%, 01/18/2008	6,432
	HBOS Treasury Services plc
3,560	5.11%, 09/08/2008 (I)(L)	3,560
	HBOS Treasury Services plc
3,600	5.45%, 11/05/2007	3,598
	HSBC Finance Corp.
3,500	5.13%, 09/06/2008 (L)	3,500
	John Deere Capital Corp.
2,250	4.55%, 11/09/2007	2,248
5,250	4.68%, 11/28/2007 (I)	5,231
5,250	4.78%, 02/01/2008	5,187
	JP Morgan Chase & Co.
3,800	5.11%, 09/02/2008 (L)	3,800
7,500	5.15%, 01/25/2008 (L)	7,501
4,000	5.27%, 11/09/2007	3,995
	Lehman Brothers Holdings, Inc.
3,000	5.36%, 10/27/2008 (L)	3,000
	Merrill Lynch & Co., Inc.
4,000	4.79%, 11/28/2007	3,986
3,000	5.03%, 08/22/2008 (L)	3,000
4,000	5.05%, 06/26/2008 (L)	4,001
	Morgan Stanley Dean Witter, Inc.
3,200	5.01%, 11/29/2007 (L)	3,200
3,100	5.45%, 03/24/2008 (L)	3,100
5,300	5.61%, 01/30/2008	5,227
	Nationwide Building Society
7,500	5.49%, 11/19/2007 (I)	7,480
	Nordea Bank Ab
3,300	5.11%, 09/08/2008 (I)(L)	3,300
	Skandinaviska Enskilda Bank
3,500	4.78%, 02/01/2008 (I)	3,458
7,000	5.40%, 11/27/2007 (I)	6,973
	Skandinaviska Enskilda Bank NY
3,400	5.12%, 09/08/2008 (I)(L)	3,400
	State Street Bank & Trust Co.
9,100	5.70%, 12/04/2007	9,100
	State Street Corp
4,000	5.12%, 12/03/2007	4,000
	Svenska Handelsbanken Ab
3,000	5.06%, 11/12/2008 (L)	3,000
8,250	5.39%, 11/23/2007 (I)	8,223
	Swedbank
5,500	4.82%, 02/28/2008	5,414
7,400	5.38%, 11/08/2007	7,392
	Toyota Motor Credit Corp.
1,750	4.82%, 11/26/2007	1,744
7,000	4.82%, 07/17/2008 (L)	7,000
8,000	5.26%, 11/05/2007	7,995
	UBS Finance LLC
4,000	4.89%, 02/26/2008	3,937
4,500	4.98%, 03/19/2008	4,415
5,500	5.28%, 11/02/2007	5,499
	Wachovia Bank NA
8,300	5.24%, 02/04/2008	8,300

The accompanying notes are an integral part of these financial statements.

The Hartford Money Market Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
	Finance — (continued)
	Wells Fargo & Co.
$4,000	4.65%, 11/01/2007		$4,000
3,000	4.80%, 11/09/2007		2,997
3,000	5.11%, 08/15/2008 (L)		3,000
3,800	5.17%, 03/10/2008 (L)		3,801
	Westpac Banking Corp.
5,000	4.73%, 01/30/2008		4,942
3,400	5.05%, 09/15/2008 (I)(L)		3,400

			300,658

	Health Care — 3.3%
	Astrazeneca plc
6,400	5.06%, 12/04/2007 (I)		6,370
7,400	5.38%, 12/14/2007		7,353

			13,723

	Repurchase Agreements — 12.5%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $17,735, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $18,026)
17,733	4.52% dated 10/31/2007		17,733

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $17,664, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $17,968)

17,661	4.50% dated 10/31/2007		17,661
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $17,735, collateralized by U.S. Treasury Note 9.25%, 2016, value of $17,948)
17,733	4.48% dated 10/31/2007		17,733

			53,127

	Services — 1.8%
	Walt Disney Co.
2,100	4.77%, 01/07/2008		2,081
5,750	4.90%, 01/23/2008		5,686

			7,767

	Total investments (cost $427,255) (C)	100.6%	$427,255
	Other assets and liabilities	(0.6)%	(2,404)

	Total net assets	100.0%	$424,851

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 28.86% of total net assets at October 31, 2007.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $110,046, which represents 25.90% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at October 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2007

Percentage of
Country	Net Assets

Australia	0.8%

Austria	3.6

Denmark	0.7

Norway	3.9

Sweden	2.3

Switzerland	7.4

United Kingdom	10.2

United States	71.7

Other Assets and Liabilities	(0.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Retirement Income Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.7%
EQUITY FUNDS — 29.6%
6	The Hartford Capital Appreciation Fund, Class Y		$290
7	The Hartford Disciplined Equity Fund, Class Y		106
3	The Hartford Global Growth Fund, Class Y		84
3	The Hartford International Opportunities Fund, Class Y		73
5	The Hartford International Small Company Fund, Class Y		84
7	The Hartford Select MidCap Value Fund, Class Y		83
7	The Hartford Select SmallCap Value Fund, Class Y		78
2	The Hartford Stock Fund, Class Y		57
16	The Hartford Value Fund, Class Y		220

	Total equity funds (cost $1,006)		$1,075

FIXED INCOME FUNDS — 66.4%
23	The Hartford Floating Rate Fund, Class Y		$223
59	The Hartford Income Fund, Class Y		592
45	The Hartford Inflation Plus Fund, Class Y		478
68	The Hartford Short Duration Fund, Class Y		665
4	The Hartford Strategic Income Fund, Class Y		36
40	The Hartford Total Return Bond Fund, Class Y		421

	Total fixed income funds (cost $2,418)		$2,415

MONEY MARKET FUNDS — 2.7%
99	Hartford Money Market Fund, Class Y		$99

	Total money market funds (cost $99)		$99

	Total investments in affiliated investment companies (cost $3,523) (C)	98.7%	$3,589
	Other assets and liabilities	1.3%	49

	Total net assets	100.0%	$3,638

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $3,529 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$85
Unrealized Depreciation	(25)

Net Unrealized Appreciation	$60

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.3%
	Basic Materials — 8.6%
2	Airgas, Inc.	$124
2	Ball Corp.	79
5	Cabot Corp.	181
1	Carpenter Technology Corp.	107
2	Celanese Corp.	77
35	Chemtura Corp.	326
3	Church & Dwight Co., Inc.	142
1	Cleveland-Cliffs, Inc.	134
17	Domtar Corp. (D)(G)	148
4	Goodyear Tire & Rubber Co. (D)(G)	133
4	Lubrizol Corp.	254
5	Massey Energy Co.	157
2	Rohm & Haas Co.	129
8	RPM International, Inc.	161
3	Sealed Air Corp.	87
5	Steel Dynamics, Inc.	253
8	Valspar Corp.	208

		2,700

	Capital Goods — 4.9%
1	Cummins, Inc.	97
1	Goodrich Corp.	85
5	Joy Global, Inc.	314
6	Lennox International, Inc.	196
2	Manitowoc Co., Inc.	115
3	National Oilwell Varco, Inc. (D)	221
4	Pall Corp.	144
1	Smith International, Inc.	82
1	Textron, Inc.	94
4	Varian Semiconductor Equipment Associates, Inc. (D)	187

		1,535

	Consumer Cyclical — 14.3%
1	Abercrombie & Fitch Co. Class A	92
1	AutoZone, Inc. (D)(G)	96
5	Avnet, Inc. (D)(G)	219
9	Big Lots, Inc. (D)	211
5	Coach, Inc. (D)	169
4	Crocs, Inc. (D)(G)	335
3	Dick’s Sporting Goods, Inc. (D)(G)	100
7	Dollar Tree Stores, Inc. (D)(G)	257
3	Family Dollar Stores, Inc.	73
2	Fastenal Co.	89
2	Foster Wheeler Ltd. (D)	267
4	GameStop Corp. Class A (D)	258
4	Guess?, Inc.	229
4	MSC Industrial Direct Co., Inc.	209
4	Nalco Holding Co.	96
4	Nordstrom, Inc.	141
1	NVR, Inc. (D)(G)	264
14	RadioShack Corp.	282
4	Reliance Steel & Aluminum	259
8	Saks, Inc.	176
2	Scotts Miracle-Gro Co. Class A	101
1	Sherwin-Williams Co.	93
3	Tiffany & Co.	144
	Consumer Cyclical — (continued)
7	TJX Cos., Inc.	191
4	Yum! Brands, Inc.	163

		4,514

	Consumer Staples — 1.9%
3	Loews Corp. — Carolina Group	242
3	UST, Inc.	175
3	William Wrigley, Jr. Co.	191

		608

	Energy — 12.9%
3	BJ Services Co.	86
3	Cabot Oil & Gas Corp.	131
11	Chesapeake Energy Corp.	424
2	ENSCO International, Inc.	122
3	Frontier Oil Corp.	145
4	Global Industries (D)	106
1	GlobalSantaFe Corp. (G)	89
4	Helix Energy Solutions Group, Inc. (D)(G)	172
1	Holly Corp.	85
7	Nabors Industries Ltd. (D)(G)	188
2	Noble Energy, Inc.	126
4	Pride International, Inc. (D)(G)	157
4	Rowan Companies, Inc.	162
4	Sunoco, Inc.	258
3	Superior Energy Services, Inc. (D)(G)	95
8	Tesoro Corp.	470
3	Tidewater, Inc.	171
6	Unit Corp. (D)	304
12	W&T Offshore, Inc.	318
2	Weatherford International Ltd. (D)(G)	130
5	Western Refining, Inc.	191
3	Williams Cos., Inc.	117

		4,047

	Finance — 10.7%
1	Affiliated Managers Group, Inc. (D)(G)	139
3	CB Richard Ellis Group, Inc. Class A (D)(G)	81
3	Cigna Corp.	168
6	Eaton Vance Corp.	279
3	Federated Investors, Inc.	146
3	Health Net, Inc. (D)	177
6	Humana, Inc. (D)(G)	460
2	IntercontinentalExchange, Inc. (D)	363
5	Janus Capital Group, Inc.	166
1	Jones Lang LaSalle, Inc.	142
2	Mastercard, Inc.	371
4	Nuveen Investments, Inc. Class A	243
1	ProLogis	80
3	T. Rowe Price Group, Inc.	219
3	Taubman Centers, Inc.	159
4	Wellcare Health Plans, Inc. (D)(G)	92
1	XL Capital Ltd. Class A (G)	92

		3,377

	Health Care — 7.3%
2	Allergan, Inc.	103
5	Amerisource Bergen Corp.	213

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Health Care — (continued)
3	Barr Pharmaceuticals, Inc. (D)(G)	$156
4	Coventry Health Care, Inc. (D)(G)	216
7	Endo Pharmaceuticals Holdings, Inc. (D)	192
2	Henry Schein, Inc. (D)(G)	111
5	Herbalife Ltd.	198
2	Hospira, Inc. (D)(G)	97
5	ImClone Systems, Inc. (D)(G)	214
1	Intuitive Surgical, Inc. (D)(G)	222
3	Kinetic Concepts, Inc. (D)(G)	160
5	Sepracor, Inc. (D)(G)	145
9	Watson Pharmaceuticals, Inc. (D)(G)	264

		2,291

	Services — 12.6%
4	Apollo Group, Inc. Class A (D)(G)	304
4	Autodesk, Inc. (D)(G)	216
4	Cognizant Technology Solutions Corp. (D)	158
7	CTC Media, Inc. (D)(G)	186
6	Discovery Holding Co. (D)	171
3	Dow Jones & Co., Inc.	159
2	DST Systems, Inc. (D)(G)	170
12	Electronic Data Systems Corp.	251
3	Equifax, Inc. (D)	127
4	Express Scripts, Inc. (D)(G)	227
2	Factset Research Systems, Inc.	110
2	Harsco Corp.	93
1	IDEXX Laboratories, Inc. (D)	100
2	ITT Educational Services, Inc. (D)	277
6	Liberty Global, Inc. (D)(G)	221
36	Novell, Inc. (D)(G)	275
3	Paychex, Inc.	143
8	Regal Entertainment Group	181
4	Stericycle, Inc. (D)	247
4	URS Corp. (D)	219
2	Weight Watchers International, Inc.	120

		3,955

	Technology — 20.5%
2	Affiliated Computer Services, Inc. Class A (D)	99
5	Agilent Technologies, Inc. (D)(G)	171
7	Altera Corp.	132
4	American Tower Corp. Class A (D)	164
3	AMETEK, Inc.	132
2	Analog Devices, Inc.	67
2	Arrow Electronics, Inc. (D)	86
8	BMC Software, Inc. (D)(G)	255
14	Brocade Communications Systems, Inc. (D)(G)	135
10	CA, Inc.	266
2	CommScope, Inc. (D)(G)	116
13	Compuware Corp. (D)(G)	129
3	Dentsply International, Inc.	122
6	Dolby Laboratories, Inc. Class A (D)	266
2	Harris Corp.	148
1	Hologic, Inc. (D)(G)	76
6	Intersil Corp.	171
5	Juniper Networks, Inc. (D)(G)	169
3	KLA-Tencor Corp.	184
	Technology — (continued)
1	L-3 Communications Holdings, Inc.	154
3	MEMC Electronic Materials, Inc. (D)(G)	231
1	Mettler-Toledo International, Inc. (D)	105
5	Microchip Technology, Inc.	178
10	National Semiconductor Corp.	257
7	NCR Corp. (D)(G)	206
4	NVIDIA Corp. (D)(G)	135
10	QLogic Corp. (D)(G)	158
3	Rockwell Collins, Inc.	239
1	Roper Industries, Inc.	81
5	SanDisk Corp. (D)(G)	222
5	SBA Communications Corp. (D)	172
4	Telephone and Data Systems, Inc.	251
4	Teradata Corp. (D)	105
2	Thomas & Betts Corp. (D)	98
4	Trimble Navigation Ltd. (D)(G)	165
2	U.S. Cellular Corp. (D)(G)	165
7	VeriSign, Inc. (D)(G)	228
3	Waters Corp. (D)	247
6	Western Digital Corp. (D)	158

		6,443

	Transportation — 1.5%
7	Frontline Ltd. (G)	329
7	Gentex Corp.	154

		483

	Utilities — 4.1%
15	CenterPoint Energy, Inc.	248
2	Constellation Energy Group, Inc.	169
21	Dynegy Holdings, Inc. (D)(G)	192
6	NRG Energy, Inc. (D)(G)	252
2	PPL Corp.	80
21	Sierra Pacific Resources	346

		1,287

	Total common stock (cost $28,714)	$31,240

EXCHANGE TRADED FUNDS — 0.5%
	Finance — 0.5%
1	iShares Russell Midcap Growth	$161

	Total exchange traded funds (cost $160)	$161

	Total long-term investments (cost $28,874)	$31,401

Principal
Amount

SHORT-TERM INVESTMENTS — 28.7%
	Repurchase Agreements — 0.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $92, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $94)
$92	4.52% dated 10/31/2007	92

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $92, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012,
	U.S. Treasury Bond 6.25%, 2023, value of $93)
$92	4.50% dated 10/31/2007		$92
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $92, collateralized by U.S. Treasury Note 9.25%, 2016, value of $93)
92	4.48% dated 10/31/2007		92

			276

Shares
	Securities Purchased with Proceeds from Security Lending — 27.3%
	Cash Collateral Reinvestment Fund:
8,212	Navigator Prime Portfolio		8,212

Principal
Amount
	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
$83	0.00%, 11/14/2007 — 02/15/2008		83
2	4.36%, 09/10/2009		2

			85

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
—	2.00%, 01/15/2026 (O)		—
—	2.38%, 01/15/2025 (O)		—
133	3.88%, 04/15/2029 (O)		216
	U.S. Treasury Note
—	1.63%, 01/15/2015 (O)		—
—	1.88%, 07/15/2015 (O)		—
7	2.00%, 07/15/2014 — 01/15/2016 (O)		8
1	2.38%, 01/15/2017 (O)		—
76	3.00%, 07/15/2012 (O)		93

			317

			8,614

	U.S. Treasury Bills — 0.5%
150	3.88%, 12/13/2007 (M)		150

	Total short-term investments (cost $9,040)		$9,040

	Total investments (cost $37,914) (C)	128.5%	$40,441
	Other assets and liabilities	(28.5)%	(8,971)

	Total net assets	100.0%	$31,470

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $37,959 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,650
Unrealized Depreciation	(1,168)

Net Unrealized Appreciation	$2,482

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.3%
	Basic Materials — 6.7%
23	Ashland, Inc.	$1,354
11	Cabot Corp.	385
3	Carpenter Technology Corp.	370
52	Chemtura Corp.	481
15	Church & Dwight Co., Inc.	686
16	Commercial Metals Co.	496
9	Crane Co.	448
13	Jarden Corp. (D)(G)	455
8	Lubrizol Corp.	529
6	Lyondell Chemical Co.	275
10	MeadWestvaco Corp.	326
7	Snap-On, Inc.	364
8	United States Steel Corp.	912

		7,081

	Capital Goods — 6.1%
13	AGCO Corp. (D)	758
5	Eaton Corp.	477
24	Gardner Denver Machinery, Inc. (D)	849
10	Ingersoll-Rand Co. Class A	503
3	ITT Corp.	228
16	Lennox International, Inc.	557
6	Lincoln Electric Holdings, Inc.	412
28	Novellus Systems, Inc. (D)(G)	807
11	Parker-Hannifin Corp.	912
13	Steelcase, Inc.	236
24	Teradyne, Inc. (D)	295
26	Xerox Corp. (D)(G)	460

		6,494

	Consumer Cyclical — 8.3%
21	Avnet, Inc. (D)	859
5	BorgWarner, Inc.	529
16	Brunswick Corp.	353
28	Dillard’s, Inc.	643
86	Ford Motor Co. (D)(G)	766
36	Ingram Micro, Inc. (D)	758
7	Mohawk Industries, Inc. (D)(G)	593
4	NVR, Inc. (D)(G)	1,736
34	RadioShack Corp.	703
13	Reliance Steel & Aluminum	747
23	TRW Automotive Holdings Corp. (D)	683
4	W.W. Grainger, Inc.	351

		8,721

	Consumer Staples — 6.3%
5	Bunge Ltd. Finance Corp.	541
5	Clorox Co.	307
28	Coca-Cola Enterprises, Inc.	733
20	Dean Foods Co.	561
43	Del Monte Foods Co.	445
8	H.J. Heinz Co.	355
8	Hershey Co.	332
13	J. M. Smucker Co.	719
16	Loews Corp. — Carolina Group	1,351
	Consumer Staples — (continued)
14	Pepsiamericas, Inc.	514
14	UST, Inc.	770

		6,628

	Energy — 10.0%
17	Chesapeake Energy Corp.	659
9	Cimarex Energy Co.	357
7	Energen Corp.	467
16	ENSCO International, Inc.	905
30	Frontier Oil Corp.	1,369
9	Helix Energy Solutions Group, Inc. (D)(G)	398
10	Helmerich & Payne, Inc.	323
17	Nabors Industries Ltd. (D)(G)	466
8	National Fuel Gas Co.	364
11	Noble Energy, Inc.	834
11	ONEOK, Inc.	549
76	Patterson-UTI Energy, Inc.	1,509
7	Seacor Holdings, Inc. (D)(G)	601
7	Sempra Energy	421
13	Southern Union Co.	422
13	Tidewater, Inc.	719
5	Western Refining, Inc.	180

		10,543

	Finance — 33.2%
19	Allied World Assurance Holdings Ltd.	925
11	AMBAC Financial Group, Inc.	411
115	AmeriCredit Corp. (D)(G)	1,621
7	AON Corp.	313
14	Arch Capital Group Ltd. (D)	1,065
8	Assurant, Inc.	450
39	Axis Capital Holdings Ltd.	1,546
17	Bancorpsouth, Inc.	408
8	Bank of Hawaii Corp.	415
20	Berkley (W.R.) Corp.	605
8	Boston Properties, Inc.	824
27	CapitalSource, Inc.	486
26	CIT Group, Inc.	914
7	City National Corp.	453
13	CNA Financial Corp.	531
13	Colonial BancGroup, Inc.	247
33	Colonial Properties Trust	1,046
20	Comerica, Inc.	927
22	Conseco, Inc. (D)(G)	352
6	Cullen/Frost Bankers, Inc.	314
20	E*Trade Financial Corp. (D)(G)	225
10	East-West Bancorp, Inc.	331
24	Endurance Specialty Holdings Ltd.	949
26	Equity Residential Properties Trust	1,086
6	Everest Re Group Ltd.	602
27	Genworth Financial, Inc.	740
20	HCC Insurance Holdings, Inc.	592
32	HCP, Inc.	1,086
17	Host Hotels & Resorts, Inc.	386
33	Huntington Bancshares, Inc.	582
11	iStar Financial, Inc.	345
39	Keycorp	1,117
2	M&T Bank Corp.	234

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Finance — (continued)
10	Marshall & Ilsley Corp.	$414
19	MBIA, Inc.	811
24	MGIC Investment Corp.	467
16	Nationwide Financial Services, Inc. Class A	866
20	Old Republic International Corp.	308
9	PartnerRe Ltd. (G)	787
9	Plum Creek Timber Co., Inc.	420
26	PMI Group, Inc.	412
6	ProLogis	409
9	Protective Life Corp.	364
70	Radian Group, Inc.	879
8	Raymond James Financial, Inc.	302
21	RenaissanceRe Holdings Ltd. ADR	1,208
8	SAFECO Corp.	454
5	SL Green Realty Corp.	645
15	Taubman Centers, Inc.	874
13	TCF Financial Corp.	303
21	Thornburg Mortgage, Inc. (G)	219
6	Transatlantic Holding, Inc.	432
12	UnionBanCal Corp.	635
26	Whitney Holding Corp.	659
10	XL Capital Ltd. Class A	745
7	Zions Bancorporation	405

		35,146

	Health Care — 3.4%
13	Amerisource Bergen Corp.	631
28	Coventry Health Care, Inc. (D)	1,683
23	King Pharmaceuticals, Inc. (D)	243
14	LifePoint Hospitals, Inc. (D)(G)	415
21	Watson Pharmaceuticals, Inc. (D)(G)	640

		3,612

	Services — 4.9%
32	Avis Budget Group, Inc. (D)	672
6	Computer Sciences Corp. (D)	336
21	Discovery Holding Co. (D)	604
19	Electronic Data Systems Corp.	410
16	Liberty Global, Inc. (D)(G)	644
4	Liberty Media Holding — Capital Series A (D)	549
47	Novell, Inc. (D)	357
11	R.H. Donnelley Corp. (D)	609
12	R.R. Donnelley & Sons Co.	467
9	URS Corp. (D)	544

		5,192

	Technology — 8.7%
17	ADC Telecommunications, Inc. (D)(G)	316
9	Arrow Electronics, Inc. (D)	372
68	Atmel Corp. (D)(G)	331
30	CA, Inc.	799
9	CenturyTel, Inc.	414
39	Clearwire Corp. (D)(G)	790
5	Cooper Industries Ltd.	262
14	Dover Corp.	630
7	Hubbell, Inc. Class B	379
4	L-3 Communications Holdings, Inc.	417
	Technology — (continued)
13	Lexmark International, Inc. ADR (D)	548
16	SanDisk Corp. (D)(G)	715
7	Teleflex, Inc.	545
12	Telephone and Data Systems, Inc.	806
35	Tellabs, Inc. (D)	310
10	U.S. Cellular Corp. (D)	913
9	Whirlpool Corp.	689

		9,236

	Transportation — 2.4%
19	CSX Corp.	828
21	Kansas City Southern (D)(G)	813
8	Overseas Shipholding Group, Inc.	603
6	Teekay Shipping Corp. (G)	341

		2,585

	Utilities — 8.3%
6	Ameren Corp.	324
16	American Electric Power Co., Inc.	762
7	Consolidated Edison, Inc.	322
6	Constellation Energy Group, Inc.	601
13	DTE Energy Co.	620
19	Edison International	1,082
10	MDU Resources Group, Inc.	290
13	Mirant Corp. (D)	529
17	Pepco Holdings, Inc.	476
10	PG&E Corp.	504
14	PPL Corp.	708
9	Progress Energy, Inc.	418
13	Questar Corp.	765
33	Reliant Resources, Inc. (D)	903
17	Spectra Energy Corp.	442

		8,746

	Total common stock (cost $108,391)	$103,984

EXCHANGE TRADED FUNDS — 0.3%
	Finance — 0.3%
2	iShares Russell Midcap Value	$303

	Total exchange traded funds (cost $305)	$303

	Total long-term investments (cost $108,696)	$104,287

Principal
Amount

SHORT-TERM INVESTMENTS — 13.7%
	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $344, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $350)
$344	4.52% dated 10/31/2007	$344

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $343, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $349)

$343	4.50% dated 10/31/2007		$343
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $344, collateralized by U.S. Treasury Note 9.25%, 2016, value of $348)
344	4.48% dated 10/31/2007		344

			1,031

Shares

	Securities Purchased with Proceeds from Security Lending — 12.1%
	Cash Collateral Reinvestment Fund:
11,323	Navigator Prime Portfolio		11,323

Principal
Amount
			Market
			Value (W)

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
$—	4.75%, 11/26/2007		—

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
—	3.00%, 03/03/2008		—
—	5.25%, 01/29/2009		—
			—

	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
1	3.75%, 08/13/2008		1
28	4.36%, 09/10/2009		28
—	4.41%, 01/25/2008		—
245	4.44%, 11/14/2007 — 12/21/2007		245
1	4.46%, 11/21/2007		1
430	4.57%, 02/15/2008		424
—	5.38%, 05/01/2009		—

			699

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
48	2.38%, 01/15/2027 (O)		50
199	3.88%, 04/15/2029 (O)		324
	U.S. Treasury Note
122	2.00%, 01/15/2016 (O)		127
181	3.00%, 07/15/2012 (O)		222
6	3.88%, 01/15/2009 (O)		7

			730

			12,752

	U.S. Treasury Bills — 0.6%
675	3.88%, 12/13/2007 (M)(S)		672

	Total short-term investments (cost $14,455)		$14,455

	Total investments (cost $123,151) (C)	112.3%	$118,742
	Other assets and liabilities	(12.3)%	(13,009)

	Total net assets	100.0%	$105,733

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.32% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $123,817 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,455
Unrealized Depreciation	(9,530)

Net Unrealized Depreciation	$(5,075)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	15	Long	Dec 2007	$1

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.4%
	Basic Materials — 9.7%
4	Ampco-Pittsburgh Corp.	$152
6	AptarGroup, Inc.	282
38	Balchem Corp.	821
1	Barnes Group, Inc.	44
3	Blount International (D)	33
12	Buckeye Technologies, Inc. (D)	206
6	Cambrex Corp.	65
4	CF Industries Holdings, Inc.	343
2	CIRCOR International, Inc.	106
10	Cooper Tire & Rubber Co.	214
5	Crown Media Holdings, Inc. (D)	37
1	CSS Industries, Inc.	47
42	Glatfelter Co.	675
2	Grace (W.R.) & Co. (D)	62
4	H.B. Fuller Co.	122
7	Hercules, Inc.	125
7	Innospec, Inc.	141
40	Matthews International Corp. Class A	1,805
2	Minerals Technologies, Inc.	147
16	Neenah Paper, Inc.	551
6	Olin Corp.	125
2	OM Group, Inc. (D)	88
4	Quanex Corp.	169
5	Rock Tenn Co. Class A	155
5	Rockwood Holdings, Inc. (D)	206
25	RPM International, Inc.	529
41	Select Comfort Corp. (D)	469
3	Sensient Technologies Corp.	100
3	Silgan Holdings, Inc.	171
57	Tempur-Pedic International, Inc.	2,059
6	Tredegar Corp.	111
6	Tupperware Brands Corp.	231
10	USEC, Inc. (D)	92
12	Watts Water Technologies, Inc.	347

		10,830

	Capital Goods — 6.6%
4	ACCO Brands Corp. (D)	94
2	Asyst Technologies, Inc. (D)	8
4	Blyth, Inc.	83
3	Briggs & Stratton Corp.	77
3	Brooks Automation, Inc. (D)	34
1	Cascade Bancorp	70
50	Clarcor, Inc.	1,823
4	Columbus McKinnon Corp. (D)	139
11	Compass Diversified Holdings	172
3	Cymer, Inc. (D)	106
5	Enpro Industries, Inc. (D)	201
76	Entegris, Inc. (D)	693
5	Goodman Global, Inc. (D)	116
2	Helen of Troy Ltd. (D)	29
23	Hexcel Corp. (D)	571
1	Imation Corp.	13
3	Jakks Pacific, Inc. (D)	88
—	Kaman Corp.	11
1	Leapfrog Enterprises, Inc. (D)	5
23	Lincoln Electric Holdings, Inc.	1,683
—	Marvel Entertainment, Inc. (D)	7
6	Mattson Technology, Inc. (D)	49
4	MKS Instruments, Inc. (D)	77
2	Modine Manufacturing Co.	37
1	Nacco Industries, Inc. Class A	83
3	Nordson Corp.	142
	Capital Goods — (continued)
4	Oil States International, Inc. (D)	151
2	Orbital Sciences Corp. (D)	41
11	Photronics, Inc. (D)	117
17	RC2 Corp. (D)	504
5	Rudolph Technologies, Inc. (D)	69
2	Steinway Musical Instruments	56
1	Tecumseh Products Co. Class A (D)	22

		7,371

	Consumer Cyclical — 14.9%
—	99 Cents Only Stores (D)	5
2	Adaptec, Inc. (D)	5
7	AFC Enterprises, Inc. (D)	93
17	Aftermarket Technology Corp. (D)	571
8	Agilysys, Inc.	130
1	American Axle & Manufacturing Holdings, Inc.	36
1	Applied Industrial Technologies, Inc.	39
1	ArvinMeritor, Inc.	9
—	Beazer Homes USA, Inc.	1
25	Blockbuster, Inc. Class A (D)	130
—	Bob Evans Farms, Inc.	11
53	Borders Group, Inc.	810
1	Brown Shoe Co., Inc.	17
3	CBRL Group, Inc.	116
3	CEC Entertainment, Inc. (D)	102
2	Charming Shoppes, Inc. (D)	12
8	Chemed Corp.	441
35	Cherokee, Inc.	1,314
28	Children’s Place Retail Stores, Inc. (D)	717
1	Collective Brands, Inc. (D)	20
2	Columbia Sportswear Co.	107
1	Comfort Systems USA, Inc.	9
1	CompX International, Inc.	18
4	Conns, Inc. (D)	102
5	Core-Mark Holding Co., Inc. (D)	156
13	CSK Automotive Corp. (D)	145
—	Domino’s Pizza, Inc.	6
8	Dress Barn, Inc. (D)	131
4	Dycom Industries, Inc. (D)	101
—	Eddie Bauer Holdings, Inc. (D)	1
7	EMCOR Group, Inc. (D)	224
19	Fred’s, Inc.	203
3	FTD Group, Inc.	45
13	Granite Construction, Inc.	557
19	Group 1 Automotive, Inc.	590
6	Hot Topic, Inc. (D)	47
35	Huttig Building Products, Inc. (D)	146
18	ICU Medical, Inc. (D)	730
3	IKON Office Solutions, Inc.	37
6	Insight Enterprises, Inc. (D)	169
2	Integrated Electrical Services, Inc. (D)	49
1	Interline Brands, Inc. (D)	26
2	Jack in the Box, Inc. (D)	49
1	Jo-Ann Stores, Inc. (D)	12
7	Lear Corp. (D)	259
2	Maidenform Brands, Inc. (D)	34
53	McGrath RentCorp	1,820
2	Nash Finch Co.	67
33	Owens & Minor, Inc.	1,338
2	Oxford Industries	52
22	Papa John’s International, Inc. (D)	496
19	Performance Food Group Co. (D)	513
3	Perini Corp. (D)	166

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Consumer Cyclical — (continued)
22	School Specialty, Inc. (D)	$736
1	Sealy Corp.	9
2	Spartan Stores, Inc.	51
—	Standard Motor Products	1
2	Systemax, Inc.	40
14	United Stationers, Inc. (D)	755
2	Village Super Market, Inc.	87
4	Warnaco Group, Inc. (D)	167
1	Wolverine World Wide, Inc.	23
39	World Fuel Services Corp.	1,745

		16,598

	Consumer Staples — 2.2%
18	Chattem, Inc. (D)	1,315
3	Elizabeth Arden, Inc. (D)	85
3	Hain Celestial Group, Inc. (D)	108
17	J&J Snack Foods Corp.	591
—	Ralcorp Holdings, Inc. (D)	11
—	Seaboard Corp.	25
4	TreeHouse Foods, Inc. (D)	119
4	Universal Corp.	200
1	Vector Group Ltd.	11

		2,465

	Energy — 6.0%
3	Berry Petroleum Co.	136
2	Bill Barrett Corp. (D)	81
1	Bois d’Arc Energy, Inc. (D)	24
—	Callon Petroleum Corp. (D)	5
37	Crosstex Energy, Inc.	1,353
2	Delek U.S. Holdings, Inc.	46
4	Energy Partners Ltd. (D)	68
9	Exco Resources, Inc. (D)	147
1	Exterran Holdings, Inc. (D)	101
24	Grey Wolf, Inc. (D)	135
1	Harvest Natural Resources, Inc. (D)	17
11	Headwaters, Inc. (D)	161
4	Laclede Group, Inc.	150
9	New Jersey Resources Corp.	433
1	Newpark Resources, Inc. (D)	5
2	Nicor, Inc.	88
3	Northwest Natural Gas Co.	168
9	Oceaneering International, Inc. (D)	665
3	Petrohawk Energy Corp. (D)	54
4	Piedmont Natural Gas	92
16	Quicksilver Resources, Inc. (D)	912
8	Rosetta Resources, Inc. (D)	148
—	South Jersey Industries, Inc.	11
4	Southwest Gas Corp.	106
—	Stone Energy Corp. (D)	6
33	WD40 Co.	1,291
5	WGL Holdings, Inc.	156
1	Whiting Petroleum Corp. (D)	76

		6,635

	Finance — 24.3%
2	AMCORE Financial, Inc.	56
13	American Equity Investment Life Holding Co.	126
23	American Financial Realty Trust	154
4	American Physicians Capital, Inc.	179
4	Amerigroup Corp. (D)	142
3	Anchor Bancorp Wisconsin	66
9	Anthracite Capital, Inc.	73
—	Anworth Mortgage Asset Corp.	1
	Finance — (continued)
3	Apollo Investment Corp.	67
5	Arbor Realty Trust	98
104	Ares Capital Corp.	1,742
1	Argo Group International Holdings, Ltd. (D)	55
14	Ashford Hospitality	141
8	Aspen Insurance Holdings Ltd.	205
6	Assured Guaranty Ltd.	136
1	Asta Funding, Inc.	39
1	Bancfirst Corp.	55
10	Banco Latinoamericano de Exportaciones S.A. ADR Class E	185
9	Bankatlantick Bancorp Inc. Class A	37
2	Berkshire Hills Bancorp, Inc.	53
23	Boston Private Financial Holdings, Inc.	647
15	CapLease, Inc.	139
73	Cathay General Bancorp	2,250
2	Cedar Shopping Court	22
8	Centene Corp. (D)	180
7	Centennial Bank Holdings, Inc. (D)	36
3	Centerline Holding Co.	46
4	Central Pacific Financial Corp.	87
5	Chemical Financial Corp.	132
12	Citizens Republic Bancorp, Inc.	185
—	City Bank Lynnwood Wash	7
4	City Holding Co.	133
4	Clayton Holdings, Inc. (D)	17
—	Columbia Banking Systems, Inc.	7
2	Commerce Group, Inc.	77
2	CompuCredit Corp. (D)	48
68	Corus Bankshares, Inc.	757
64	CVB Financial Corp.	750
2	Delphi Financial Group Class A	66
2	Downey Financial Corp.	85
7	Education Realty Trust, Inc.	89
33	Entertainment Properties Trust	1,805
1	Extra Space Storage, Inc.	20
4	FBL Financial Group Class A	172
27	Financial Federal Corp.	721
3	First Bancorp NC	60
15	First BanCorp Puerto Rico	134
9	First Commonwealth Financial Corp.	99
—	First Community Bancorp, Inc.	15
1	First Industrial Realty Trust, Inc.	57
4	First Merchants Corp.	98
2	First Mercury Financial Corp. (D)	51
—	First Midwest Bancorp, Inc.	14
1	First Niagara Financial Group, Inc.	15
1	First Place Financial	17
3	FirstFed Financial Corp. (D)	139
5	FirstMerit Corp.	112
5	Flagstone Reinsurance Holdings	69
6	FNB Corp.	94
4	FPIC Insurance Group, Inc. (D)	163
27	Friedman Billings Ramsey Group, Inc.	117
1	Frontier Financial Corp.	18
10	GMH Communities Trust	74
7	Gramercy Capital Corp.	183
5	Great Southern Bancorp, Inc.	114
1	Hanmi Financial Corp.	7
15	Hersha Hospitality Trust	158
2	HFF, Inc. (D)	19
1	Highwoods Properties, Inc.	23
9	Hilltop Holdings, Inc. (D)	107
6	Horace Mann Educators Corp.	119
13	Impac Mortgage Holdings, Inc.	15

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Finance — (continued)
2	Imperial Capital Bancorp, Inc.	$33
5	Independent Bank Corp. (Michigan)	52
4	Integra Bank Corp.	75
25	International Bancshares Corp.	536
1	IPC Holdings Ltd.	18
8	Irwin Financial Corp.	76
8	JER Investors Trust, Inc.	92
1	Kansas City Life Insurance Co.	37
—	Knight Capital Group, Inc. (D)	3
6	LaBranche & Co., Inc. (D)	34
2	Lakeland Bancorp, Inc.	33
1	LaSalle Hotel Properties	41
7	Lexington Realty Trust	131
9	Luminent Mortgage Trust	17
2	Macatawa Bankcorp	17
—	MainSource Financial Group, Inc.	6
1	Max Capital Group, Ltd.	37
123	MCG Capital Corp.	1,724
2	Medical Properties Trust, Inc.	26
22	MFA Mortgage Investments, Inc.	187
2	Midland Co.	102
—	N B T Bancorp	10
33	National Financial Partners Corp.	1,810
5	National Penn Bancshares, Inc.	82
9	National Retail Properties, Inc.	221
4	Navigators Group, Inc. (D)	211
2	Newcastle Investment Corp.	27
9	NGP Capital Resources Co.	147
2	Novastar Financial, Inc.	9
10	Old National Bankcorp	168
2	Omega Financial Corp.	53
14	Oriental Financial Group, Inc.	175
4	Pacific Capital Bancorp	82
2	Park National Corp.	151
6	Penn Real Estate Investment Trust	214
—	Peoples Bancorp, Inc.	8
8	Phoenix Cos	109
4	Piper Jaffray Cos. (D)	195
17	PMA Capital Corp. Class A (D)	166
—	ProAssurance Corp. (D)	11
16	Prosperity Bancshares, Inc.	501
4	Provident Bankshares Corp.	94
6	Provident Financial Services, Inc.	90
2	Quadra Realty Trust, Inc.	12
3	Rent-A-Center, Inc. (D)	51
6	Resource Capital Corp.	61
3	RLI Corp.	145
5	S&T Bancorp, Inc.	169
—	Sandy Spring Bancorp, Inc.	9
3	Santander Bancorp	47
3	Seabright Insurance Holdings (D)	52
41	Selective Insurance Group	987
5	Senior Housing Properties Trust	111
—	Shenandoah Telecommunications Co.	5
2	Simmons First National Corp.	63
16	Solera Holdings, Inc. (D)	353
2	Southwest Bancorp	32
10	StanCorp Financial Group, Inc.	568
5	State Automotive Financial Corp.	144
1	Sterling Bancshares, Inc.	8
3	Sterling Financial Corp.	70
—	Sun Bancorp, Inc. (D)	4
9	Sunstone Hotel Investors, Inc.	242
28	Superior Bancorp (D)	213
	Finance — (continued)
7	Susquehanna Bancshares, Inc.	145
2	SWS Group, Inc.	37
11	Symmetricom, Inc. (D)	51
5	Taylor Capital Group, Inc.	137
63	Trustco Bank Corp.	664
1	Trustmark Corp.	30
1	Umpqua Holdings Corp.	8
1	United Bankshares, Inc.	17
2	United Community Financial	13
1	United Fire & Casualty	35
127	W Holding Co., Inc.	267
6	Waddell and Reed Financial, Inc. Class A	212
6	WesBanco, Inc.	140
—	West Coast Bancorp	6
—	Wilshire Bancorp, Inc.	2

		27,100

	Health Care — 4.2%
26	Advanced Medical Optics, Inc. (D)	714
—	Alliance Imaging, Inc. (D)	5
—	American Dental Partners, Inc. (D)	2
2	Amicus Therapeutics, Inc. (D)	38
2	Apria Healthcare Group, Inc. (D)	56
1	CONMED Corp. (D)	40
11	Cooper Co., Inc.	462
2	Cross Country Healthcare, Inc. (D)	35
19	Emergency Medical Services (D)	562
1	Forrester Research, Inc. (D)	18
1	Incyte Corp. (D)	7
4	InterMune, Inc. (D)	88
19	Landauer, Inc.	936
17	Magellan Health Services, Inc. (D)	695
4	MedCath Corp. (D)	101
—	Odyssey HealthCare, Inc. (D)	5
—	Par Pharmaceutical Cos., Inc. (D)	4
1	Perrigo Co.	18
11	Prestige Brands Holdings, Inc. (D)	119
1	Rehabcare Group, Inc. (D)	10
2	Sciele Pharma, Inc. (D)	53
6	STERIS Corp.	180
—	Sunrise Senior Living, Inc. (D)	7
7	ViroPharma, Inc. (D)	62
21	Young Innovations, Inc.	518

		4,735

	Services — 12.7%
49	ABM Industries, Inc.	1,162
9	American Greetings Corp. Class A	235
—	Ameristar Casinos, Inc.	9
—	AMN Healthcare Services, Inc. (D)	—
5	Asset Acceptance	57
24	Avid Technology, Inc. (D)	705
3	Belo Corp. Class A	61
1	Black Box Corp.	22
13	CACI International, Inc. Class A (D)	732
6	Central European Media Enterprises Ltd. (D)	643
1	CIBER, Inc. (D)	5
20	Citadel Broadcasting Corp.	87
1	Coinstar, Inc. (D)	17
25	Computer Services, Inc.	889
1	CRA International, Inc. (D)	26
2	DynCorp International, Inc. (D)	45
1	Entercom Communications Corp.	18
1	Entravision Communications Corp. Class A (D)	9
1	Foundry Networks, Inc. (D)	16

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Services — (continued)
11	G & K Services, Inc. Class A	$426
1	Great Wolf Resorts, Inc. (D)	9
1	Healthspring, Inc. (D)	17
3	Heidrick & Struggles International, Inc.	134
49	Jackson Hewitt Tax Service, Inc.	1,525
5	Journal Communications, Inc.	40
5	Kelly Services, Inc.	112
—	Kforce, Inc. (D)	1
—	Korn/Ferry International (D)	8
6	Lee Enterprises, Inc.	88
9	Lin TV Corp. (D)	125
1	Manhattan Associates, Inc. (D)	32
4	Mentor Graphics Corp. (D)	63
1	MPS Group, Inc. (D)	16
41	Navigant Consulting, Inc. (D)	540
7	Pacer International, Inc.	102
6	Parametric Technology Corp. (D)	113
7	Perot Systems Corp. Class A (D)	100
21	Plexus Corp. (D)	529
4	Premiere Global Services, Inc. (D)	61
1	Radio One, Inc. Class D (D)	3
3	Regis Corp.	91
25	Resources Connection, Inc.	569
1	Scholastic Corp. (D)	28
18	Spherion Corp. (D)	159
—	Standard Parking Corp. (D)	10
23	Stewart Enterprises, Inc.	210
47	Syntel, Inc.	2,014
3	Tetra Technologies, Inc. (D)	61
31	TETRA Technologies, Inc. (D)	610
16	Unifirst Corp.	606
95	Unisys Corp. (D)	578
5	Viad Corp.	184
6	Waste Connections, Inc. (D)	194
1	Watson Wyatt Worldwide, Inc.	41
5	Westwood One, Inc.	11
1	Wright Express Corp. (D)	45

		14,193

	Technology — 9.7%
1	A.O. Smith Corp.	46
7	Actel Corp. (D)	81
—	ADTRAN, Inc.	10
3	Alaska Communication Systems Holdings, Inc.	49
50	American Reprographics Co. LLC (D)	1,014
12	AMETEK, Inc.	564
1	Anaren Microwave, Inc. (D)	9
1	Avocent Corp. (D)	19
27	Benchmark Electronics, Inc. (D)	544
1	Bio-Rad Laboratories, Inc. Class A (D)	144
—	Bottomline Technologies, Inc. (D)	3
6	Checkpoint Systems, Inc. (D)	186
27	Cincinnati Bell, Inc. (D)	146
14	CMGI, Inc. (D)	20
27	Coherent, Inc. (D)	873
8	Consolidated Communications Holdings, Inc.	157
28	Credence Systems Corp. (D)	86
2	CSG Systems International, Inc. (D)	36
1	CTS Corp.	17
3	Cubic Corp.	135
6	Deluxe Corp.	254
6	Digi International, Inc. (D)	101
27	Electronics for Imaging, Inc. (D)	601
10	Emulex Corp. (D)	215
	Technology — (continued)
2	Enersys (D)	31
2	Exar Corp. (D)	19
1	Extreme Networks, Inc. (D)	5
—	FairPoint Communications, Inc.	2
69	General Communication, Inc. Class A (D)	813
3	GrafTech International Ltd. (D)	50
1	Greatbatch, Inc. (D)	32
17	Harris Interactive, Inc. (D)	77
7	Interactive Data Corp.	219
8	Interwoven, Inc. (D)	108
—	iPass, Inc. (D)	2
17	iPCS, Inc.	615
14	Kemet Corp. (D)	101
2	Keynote Systems, Inc. (D)	26
2	Littelfuse, Inc. (D)	68
11	Methode Electronics, Inc.	139
49	MSC.Software Corp. (D)	676
3	Newport Corp. (D)	39
8	Nexstar Broadcasting Group A (D)	77
14	Palm, Inc.	128
4	Park Electrochemical Corp.	125
10	Pegasystems, Inc.	120
2	Pericom Semiconductor Corp. (D)	34
1	Plantronics, Inc.	22
2	Quantum Corp. (D)	8
3	RCN Corp.	50
23	RF Micro Devices, Inc. (D)	142
1	SAVVIS, Inc. (D)	26
19	Schwak, Inc.	432
1	SI International (D)	31
33	Silicon Storage Technology, Inc. (D)	109
2	Skyworks Solutions, Inc. (D)	20
3	SonicWALL, Inc. (D)	28
5	Spansion, Inc. (D)	37
7	Stoneridge, Inc. (D)	75
6	Surewest Communications	159
1	Sybase, Inc. (D)	33
2	Sycamore Networks, Inc. (D)	8
6	Syniverse Holdings, Inc. (D)	100
5	Technitrol, Inc.	135
23	Tibco Software, Inc. (D)	215
1	TriQuint Semiconductor, Inc. (D)	9
2	TTM Technologies, Inc. (D)	28
9	United Online, Inc.	157
—	USA Mobility, Inc.	2
1	Varian, Inc. (D)	55
10	Vignette Corp. (D)	164
1	Zoran Corp. (D)	14

		10,875

	Transportation — 4.2%
1	Alaska Air Group, Inc. (D)	20
4	Atlas Air Worldwide Holdings, Inc. (D)	211
5	ExpressJet Holdings, Inc. (D)	16
7	Forward Air Corp.	217
7	General Maritime Corp.	200
2	Gulfmark Offshore, Inc. (D)	93
3	Heartland Express, Inc.	48
3	Hornbeck Offshore Services, Inc. (D)	129
49	Landstar System, Inc.	2,058
3	Polaris Industries, Inc.	162
7	Republic Airways Holdings, Inc. (D)	150
4	SkyWest, Inc.	121
13	Thor Industries, Inc.	624
8	Tsakos Energy Navigation Ltd.	550

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Transportation — (continued)
5	Wabash National Corp.		$48
2	Winnebago Industries, Inc.		39

			4,686

	Utilities — 1.9%
16	Aquila, Inc. (D)		66
3	Black Hills Corp.		133
7	El Paso Electric Co. (D)		175
1	IDACORP, Inc.		45
12	ITC Holdings Corp.		664
25	Pike Electric Corp. (D)		498
6	PNM Resources, Inc.		143
1	Portland General Electric Co.		23
2	UIL Holdings Corp.		81
2	UniSource Energy Corp.		48
8	Westar Energy, Inc.		210

			2,086

	Total common stock (cost $107,173)		$107,574

SHORT-TERM INVESTMENTS — 2.7%
	Finance — 1.0%
728	Federated Investors Prime Obligations Fund		$728

Principal
Amount

	General Electric Co.
$345	4.64%, 11/01/2007		345

			1,073

Shares

	Investment Pools and Funds — 1.7%
1,991	State Street Bank Money Market Fund		1,991

	Total short-term investments (cost $3,064)		$3,064

	Total investments (cost $110,207) (C)	99.1%	$110,638
	Other assets and liabilities	0.9%	993

	Total net assets	100.0%	$111,631

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.66% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $110,207 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,198
Unrealized Depreciation	(9,767)

Net Unrealized Appreciation	$431

(D)	Currently non-income producing.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	8	Long	Dec, 2007	$18

* The number of contracts does not omit 000’s.
Cash of $27 was pledged as initial margin deposit for open futures contracts at October 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 38.6%
	Finance — 38.6%
	American Express Credit Account Master Trust
$207	5.59%, 02/15/2012 (I)(L)	$207
	AmeriCredit Automobile Receivables Trust
1,598	2.67%, 03/07/2011	1,589
345	2.87%, 02/07/2011	344
784	4.22%, 07/06/2009	783
600	5.04%, 05/06/2011	603
1,400	5.07%, 07/06/2010	1,401
	Banc of America Securities Automotive Trust
1,500	4.49%, 02/18/2013 (H)	1,494
	Bank One Issuance Trust
347	4.54%, 09/15/2010	347
	Bayview Commercial Asset Trust
542	5.87%, 01/25/2035 (H)(L)	491
6,366	7.00%, 07/25/2037 (H)(T)	824
12,940	7.18%, 01/25/2037 (H)(T)	1,165
10,662	7.50%, 09/25/2037 (H)(T)	1,556
	Bayview Financial Acquisition Trust
1,382	4.91%, 02/25/2033 (H)	1,283
2,000	5.64%, 11/28/2036	1,943
	Bear Stearns Asset Backed Securities, Inc.
752	5.16%, 09/25/2033 (H)	727
	Bear Stearns Commercial Mortgage Securities, Inc.
23,032	4.12%, 11/11/2041 (T)	530
57,331	4.65%, 02/11/2041 (T)	562
107,869	6.25%, 12/11/2040 (I)(T)	472
	Capital Automotive Receivables Asset Trust
800	5.55%, 01/18/2011	810
200	5.77%, 05/20/2010 (I)	202
225	6.15%, 04/20/2011 (I)	227
1,000	6.35%, 03/17/2014 (I)	1,007
	Capital One Multi-Asset Execution Trust
1,000	4.50%, 06/15/2011	996
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/16/2014	1,013
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,025
	CBA Commercial Small Balance Commercial Mortgage
24,710	0.90%, 12/25/2036 (I)(L)(T)	1,004
23,059	7.00%, 07/25/2035 — 06/25/2038 (H)(T)	1,309
11,488	9.75%, 01/25/2039 (H)(T)	1,149
	Citibank Credit Card Issuance Trust
2,000	4.45%, 04/07/2010	1,994
2,000	5.34%, 01/09/2012 (L)	1,957
	CNH Equipment Trust
300	3.35%, 02/15/2011	300
750	4.93%, 12/17/2012	741
	Commercial Mortgage Pass-Through Certificates
3,168	3.59%, 03/10/2039 (I)(T)	68
1,500	6.21%, 12/15/2020 (I)(L)	1,501
	Countrywide Asset-Backed Certificates
1,500	5.57%, 11/25/2035	1,446
1,000	5.71%, 11/25/2035	948
	CS First Boston Mortgage Securities Corp.
12,743	4.17%, 07/15/2036 (I)(T)	220
	Finance — (continued)
	DaimlerChrysler Automotive Trust
800	5.14%, 09/08/2012	800
	Equity One ABS, Inc.
116	7.37%, 07/25/2034 (H)(L)	115
	Ford Credit Automotive Owner Trust
1,625	4.19%, 07/15/2009	1,623
2,924	5.29%, 04/15/2011	2,946
750	5.48%, 09/15/2011	757
500	5.68%, 06/15/2012	500
1,000	5.69%, 11/15/2012	1,006
	GE Capital Commercial Mortgage Corp.
8,386	3.76%, 03/10/2040 (I)(T)	134
	GMAC Mortgage Corp. Loan Trust
1,287	4.09%, 04/25/2033	1,275
428	4.62%, 04/25/2033	425
715	5.75%, 10/25/2036	699
	Goldman Sachs Automotive Loan Trust
287	4.98%, 11/15/2013	287
	Goldman Sachs Mortgage Securities Corp. II
2,000	4.32%, 10/10/2028	1,960
	Granite Mortgages plc
500	6.63%, 01/20/2043 (L)	498
	Great America Leasing Receivables
850	5.43%, 09/15/2008 (I)	850
	Green Tree Financial Corp.
11	7.30%, 01/15/2026	11
	GS Mortgage Securities Corp. II
19,375	4.38%, 08/10/2038 (I)(T)	164
	Hasco NIM Trust
172	6.17%, 08/26/2036 (H)	148
73	6.25%, 12/26/2035 (H)	51
	Hertz Vehicle Financing LLC
1,000	4.93%, 02/25/2010 (I)	1,001
	Home Equity Asset Trust
400	7.95%, 07/25/2037 (H)(L)	102
	Hyundai Automotive Receivables Trust
449	4.10%, 08/15/2011	446
1,500	4.45%, 02/15/2012	1,481
	JP Morgan Chase Commercial Mortgage Security Corp.
24	2.92%, 01/12/2038	24
12,714	4.65%, 10/15/2037 (I)(T)	214
36,564	4.82%, 08/12/2037 (T)	122
1,296	5.34%, 05/12/2045	1,299
1,183	5.84%, 02/15/2020 (I)(L)	1,167
	LaSalle Commercial Mortgage Securities
17,669	6.20%, 09/20/2043 (I)(T)	724
	LB-UBS Commercial Mortgage Trust
292	3.63%, 10/15/2029	288
2,109	4.25%, 12/15/2036 (I)(T)	45
	Lehman Brothers Small Balance Commercial
1,060	6.77%, 09/27/2036 (H)	1,054
	Long Beach Asset Holdings Corp.
180	5.78%, 04/25/2046 (H)	45
	Marlin Leasing Receivables LLC
423	4.63%, 11/17/2008 (I)	423
264	5.09%, 08/15/2012 (I)	262
1,600	5.33%, 09/16/2013 (I)	1,595
515	5.63%, 09/16/2013 (I)	512

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	MBNA Credit Card Master Note Trust
$550	6.80%, 07/15/2014	$566
	Merrill Lynch Mortgage Trust
17,030	3.81%, 08/12/2039 (I)(T)	424
18,752	3.96%, 10/12/2041 (I)(T)	476
27,235	4.67%, 09/12/2042 (T)	262
	Morgan Stanley Dean Witter Capital I
39	2.80%, 12/15/2041	38
185	3.96%, 06/15/2040	183
124	5.38%, 01/15/2039	124
	Nationstar Home Equity Loan Trust
135	9.97%, 03/25/2037 (H)(L)	133
	Ocwen Advance Receivables Backed Notes
1,500	5.34%, 11/24/2015 (I)	1,425
	Providian Gateway Master Trust
1,000	4.05%, 11/15/2011 (I)	999
	Renaissance Home Equity Loan Trust
675	7.00%, 09/25/2037	473
178	9.79%, 04/25/2037 (H)	178
	Renaissance Home Equity Loan Trust, Class M7
180	7.50%, 04/25/2037 (H)	114
	Renaissance Home Equity Loan Trust, Class M8
225	7.50%, 04/25/2037 (H)	131
	Structured Asset Investment Loan Trust
634	6.62%, 11/25/2033 (H)(L)	589
	Structured Asset Securities Corp.
850	7.37%, 01/25/2037 — 02/25/2037 (H)(L)	500
	Superior Wholesale Inventory Financing Trust
500	5.57%, 06/15/2010 (L)	498
	Swift Master Automotive Receivables Trust
1,000	6.51%, 10/15/2012 (L)	1,000
	USAA Automotive Owner Trust
860	5.07%, 06/15/2013	864
1,000	5.66%, 03/15/2013	1,004
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 (I)	1,694
1,000	5.54%, 12/20/2012 (I)	999
	Wachovia Bank Commercial Mortgage Trust
218	3.48%, 08/15/2041	215
5,714	3.65%, 02/15/2041 (I)(T)	131
	Washington Mutual Master Note Trust
1,500	5.47%, 10/15/2013 (I)(L)	1,445
	Washington Mutual Master Note Trust
17,739	7.00%, 11/23/2043 (I)(T)	1,281
	Wells Fargo Home Equity Trust
1,900	5.17%, 04/25/2034 (L)	1,858
	WFS Financial Owner Trust
122	2.73%, 05/20/2011	122
1,091	4.76%, 05/17/2013	1,074
	Whole Automotive Loan Trust
75	3.13%, 03/15/2011	75
	World Financial Network Credit Card Master
1,000	7.54%, 05/15/2012 (L)	1,008
	Finance — (continued)
	World Omni Automotive Receivables Trust
111	3.62%, 07/12/2011	110

	Total asset & commercial mortgage backed securities (cost $80,796)	$79,284

CERTIFICATE OF DEPOSIT — 1.4%
	Finance — 1.4%
	Bank of New York Co., Inc.
$500	5.05%, 03/03/2009	$499
	Comerica Bank
1,350	5.17%, 08/07/2009 (L)	1,345
	Sovereign Bank
1,000	4.00%, 02/01/2008	997

	Total certificate of deposit (cost $2,829)	$2,841

CORPORATE BONDS: INVESTMENT GRADE — 33.3%
	Basic Materials — 1.2%
	Xstrata Finance Dubain Ltd.
$2,500	5.85%, 11/13/2009 (I)(L)	$2,492

	Capital Goods — 0.1%
	Textron, Inc.
300	6.63%, 11/15/2007	300

	Consumer Cyclical — 0.5%
	Centex Corp.
500	4.75%, 01/15/2008	497
	SABMiller plc
510	5.53%, 07/01/2009 (I)(L)	512

		1,009

	Consumer Staples — 0.9%
	Diageo Capital plc
860	3.38%, 03/20/2008	854
	Miller Brewing Co.
1,000	4.25%, 08/15/2008 (I)	993

		1,847

	Energy — 1.0%
	Transocean, Inc.
2,000	5.87%, 09/05/2008 (L)	1,996

	Finance — 21.8%
	American Express Credit Corp.
1,700	5.18%, 11/09/2009 (L)	1,686
	American General Finance Corp.
1,000	2.75%, 06/15/2008	986
	Bear Stearns & Co., Inc.
2,000	5.49%, 07/16/2009 (L)	1,978
	Capital One Bank
415	4.25%, 12/01/2008	411
	Capital One Financial Corp.
1,000	6.00%, 09/10/2009 (L)	985
	Capmark Financial Group
2,000	6.03%, 05/10/2010 (I)(L)	1,821
	CIT Group, Inc.
750	5.64%, 08/17/2009 (L)	721
	Citicorp
1,584	6.38%, 11/15/2008	1,608

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	Countrywide Financial Corp.
$79	4.50%, 06/15/2010	$68
162	5.80%, 06/07/2012	139
2,000	5.80%, 05/07/2012 (L)	1,677
	Countrywide Home Loans, Inc.
175	4.00%, 03/22/2011	149
362	4.13%, 09/15/2009	316
291	6.25%, 04/15/2009	268
	Credit Suisse First Boston NY
220	6.50%, 05/01/2008 (I)	222
	Duke Realty L.P.
2,000	3.50%, 11/01/2007	2,000
	ERAC USA Finance Co.
1,000	7.35%, 06/15/2008 (I)	1,011
	General Electric Capital Corp.
1,880	4.00%, 02/17/2009	1,857
	Goldman Sachs Group, Inc.
800	5.25%, 03/30/2009 (L)	797
200	5.29%, 12/23/2009 (L)	199
1,270	5.61%, 11/16/2009 (L)	1,267
	JP Morgan Chase & Co.
1,145	6.00%, 02/15/2009	1,156
	Lehman Brothers Holdings, Inc.
2,000	4.00%, 01/22/2008	1,993
885	5.63%, 11/16/2009 (L)	873
	Merrill Lynch & Co., Inc.
2,000	5.31%, 03/23/2010 (L)	1,970
720	5.70%, 12/04/2009 (L)	710
	Morgan Stanley
1,200	5.24%, 05/07/2010 (L)	1,184
375	5.46%, 05/07/2010 (L)	371
1,100	5.47%, 02/09/2009 (L)	1,097
	North Street Referenced Linked Notes
1,000	5.68%, 07/30/2010 (H)(L)	920
500	6.41%, 07/30/2010 (H)(L)	404
	Prudential Financial, Inc.
650	3.75%, 05/01/2008	645
	Prudential Funding LLC
1,000	6.60%, 05/15/2008 (I)	1,006
	Residential Capital Corp.
2,000	6.22%, 06/09/2008 (L)	1,790
	Simon Property Group L.P.
635	3.75%, 01/30/2009	621
650	6.38%, 11/15/2007	650
	Sovereign Bancorp, Inc.
2,000	5.44%, 03/23/2010 (L)	1,983
	Travelers Property Casualty Corp.
400	3.75%, 03/15/2008	397
	UnitedHealth Group, Inc.
1,000	3.30%, 01/30/2008	996
1,000	3.75%, 02/10/2009	983
1,000	5.42%, 06/21/2010 (I)(L)	1,001
	US Bank NA
1,000	3.40%, 03/02/2009	975
	Wachovia Corp.
2,000	5.63%, 12/15/2008	2,003
	Zion Bancorp
1,000	5.81%, 09/15/2008 (L)	1,002

		44,896

	Health Care — 2.3%
	Cardinal Health, Inc
2,000	5.50%, 10/02/2009 (I)(L)	2,004
	CVS Caremark Corp.
2,685	5.92%, 06/01/2010 (L)	2,664

		4,668

	Services — 3.6%
	Comcast Corp.
1,490	5.54%, 07/14/2009 (L)	1,484
	Marriott International, Inc.
1,000	7.00%, 01/15/2008	1,003
	Time Warner, Inc.
2,520	5.73%, 11/13/2009 (L)	2,505
	Walt Disney Co.
1,120	5.29%, 07/16/2010 (L)	1,116
1,200	5.82%, 09/10/2009 (L)	1,196

		7,304

	Technology — 1.0%
	Deutsche Telekom International Finance B.V.
1,000	5.39%, 03/23/2009 (L)	999
	Lenfest Communications, Inc.
1,000	7.63%, 02/15/2008	1,006

		2,005

	Transportation — 0.2%
	TTX Co.
350	3.88%, 03/01/2008 (I)	348

	Utilities — 0.7%
	Ohio Power Co.
1,500	5.42%, 04/05/2010 (L)	1,486

	Total corporate bonds: investment grade (cost $69,109)	$68,351

U.S. GOVERNMENT AGENCIES — 8.7%
	Federal Home Loan Mortgage Corporation — 3.7%
	Remic — Pac’s:
$7,500	6.00%, 2032	$7,594

	Federal National Mortgage Association — 1.8%
	Remic — Pac’s:
3,809	5.50%, 2014	3,829

	Government National Mortgage Association — 3.2%
	Remic — Pac’s:
4,436	6.00%, 2032	4,504
2,000	6.50%, 2031	2,072

		6,576

	Total U.S. government agencies (cost $17,961)	$17,999

U.S. GOVERNMENT SECURITIES — 12.3%
	U.S. Treasury Securities — 12.3%
	U.S. Treasury Notes:
$25,000	4.50%, 2009	$25,198

	Total U.S. government securities (cost $25,074)	$25,198

	Total long-term investments (cost $195,769)	$193,673

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — 2.3%
	Consumer Cyclical — 1.5%
	Fortune Brands
$3,000	5.05%, 11/01/2007		$2,999

	Finance — 0.8%
	Wellpoint, Inc.
1,756	5.05%, 11/01/2007		1,756

	Total short-term investments (cost $4,755)		$4,755

	Total investments (cost $200,524) (C)	96.6%	$198,428
	Other assets and liabilities	3.4%	7,073

	Total net assets	100.0%	$205,501

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.61% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $200,531 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,068
Unrealized Depreciation	(3,171)

Net Unrealized Depreciation	$(2,103)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $32,283, which represents 15.71% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

06/2005	1,500	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	$1,500
12/2004	542	Bayview Commercial Asset Trust, 5.87%, 01/25/2035 - 144A	542
05/2007	6,366	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	911
12/2006	12,940	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	1,405
08/2007	10,662	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,475
11/2006	1,382	Bayview Financial Acquisition Trust, 4.91%, 02/25/2033 - 144A	1,345
08/2006	752	Bear Stearns Asset Backed Securities, Inc., 5.16%, 09/25/2033	738
04/2006 – 08/2007	23,059	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	1,460
11/2006 – 08/2007	11,488	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	1,114
07/2004	116	Equity One ABS, Inc., 7.37%, 07/25/2034	116
09/2006	172	Hasco NIM Trust, 6.17%, 08/26/2036 - 144A	172
03/2006	73	Hasco NIM Trust, 6.25%, 12/26/2035 - 144A	73
03/2007	400	Home Equity Asset Trust, 7.95%, 07/25/2037	389
09/2006 – 07/2007	1,060	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,059
03/2006	180	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	180
04/2007	135	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	135
10/2006 – 11/2006	1,000	North Street Referenced Linked Notes, 5.68%, 07/30/2010 - 144A	954
11/2006	500	North Street Referenced Linked Notes, 6.41%, 07/30/2010 - 144A	443
03/2007	178	Renaissance Home Equity Loan Trust, 9.79%, 04/25/2037 - 144A	178
03/2007	180	Renaissance Home Equity Loan Trust, Class M7, 7.50%, 04/25/2037	163
03/2007	225	Renaissance Home Equity Loan Trust, Class M8, 7.50%, 04/25/2037	186
10/2004 – 06/2005	634	Structured Asset Investment Loan Trust, 6.62%, 11/25/2033	643
03/2007	850	Structured Asset Securities Corp., 7.37%, 01/25/2037 — 02/25/2037 - 144A	838

The aggregate value of these securities at October 31, 2007 was $14,482 which represents 7.05% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 93.5%
	Basic Materials — 9.8%
81	Agrium, Inc.	$5,142
50	Alpha Natural Resources, Inc. (D)(G)	1,364
81	Arch Coal, Inc.	3,330
22	Barnes Group, Inc.	823
19	Brush Engineered Materials, Inc. (D)(G)	932
18	Century Aluminum Co. (D)(G)	1,074
20	Ceradyne, Inc. (D)(G)	1,362
19	CF Industries Holdings, Inc.	1,705
61	Champion Enterprises, Inc. (D)(G)	726
41	Cleveland-Cliffs, Inc. (G)	3,887
19	Drew Industries (D)	743
36	FMC Corp.	2,054
25	Grace (W.R.) & Co. (D)(G)	749
64	Greif, Inc. (G)	4,081
161	Hercules, Inc. (G)	3,036
74	Jarden Corp. (D)(G)	2,616
979	Kingboard Chemical Holdings Ltd. (A)	6,428
62	Lupatech S.A.	1,667
56	Myers Industries	1,184
110	Owens-Illinois, Inc. (D)	4,886
311	Rexam plc (A)	3,512
83	Sturm Ruger & Co., Inc. (D)(G)	776
35	Tempur-Pedic International, Inc. (G)	1,272
173	Terra Industries, Inc. (D)(G)	6,406
44	Tupperware Brands Corp. (G)	1,584

		61,339

	Capital Goods — 6.5%
132	Asyst Technologies, Inc. (D)	632
24	Bally Technologies, Inc. (D)	961
39	Blyth, Inc.	752
46	Brooks Automation, Inc. (D)	601
51	Build-A-Bear Workshop, Inc. (D)(G)	993
44	Cohu, Inc. (G)	728
42	Cymer, Inc. (D)(G)	1,797
18	Dril-Quip, Inc. (D)(G)	976
93	Entegris, Inc. (D)	850
81	Flowserve Corp. (G)	6,404
19	Gulf Island Fabrication (G)	672
31	Hexcel Corp. (D)(G)	783
18	Hurco Cos. (D)	1,054
38	Kennametal, Inc.	3,420
82	Kulicke and Soffa Industries, Inc. (D)(G)	618
20	Lufkin Industries, Inc.	1,172
113	Marvel Entertainment, Inc. (D)(G)	2,787
67	MKS Instruments, Inc. (D)(G)	1,341
19	NATCO Group, Inc. (D)	1,038
68	Rudolph Technologies, Inc. (D)(G)	880
53	Scientific Games Corp. Class A (D)	1,916
31	Tessera Technologies, Inc. (D)	1,180
96	TransDigm Group, Inc. (D)	4,390
57	Trina Solar Ltd. ADR (D)(G)	3,337
24	Varian Semiconductor Equipment Associates, Inc. (D)(G)	1,108

		40,390

	Consumer Cyclical — 12.4%
63	Aeropostale, Inc. (D)(G)	1,451
119	Alliance One International, Inc. (D)(G)	780
59	American Eagle Outfitters, Inc.	1,407
37	Applebee’s International, Inc. (G)	948
99	BJ’s Wholesale Club, Inc. (D)(G)	3,544
44	Bon-Ton Stores, Inc. (G)	787
70	Builders FirstSource, Inc. (D)(G)	511
38	CBRL Group, Inc.	1,525
10	Chemed Corp. (G)	571
8	Chipotle Mexican Grill, Inc. (D)	930
29	Collective Brands, Inc. (D)(G)	539
27	Conns, Inc. (D)(G)	680
32	Crocs, Inc. (D)(G)	2,367
55	CSK Automotive Corp. (D)	630
13	Deckers Outdoor Corp. (D)(G)	1,803
212	Dick’s Sporting Goods, Inc. (D)	7,058
124	Dollar Tree Stores, Inc. (D)(G)	4,757
43	Dufry Group	4,726
23	Ethan Allen Interiors, Inc. (G)	722
54	GameStop Corp. Class A (D)(G)	3,170
15	Genesco, Inc. (D)(G)	671
13	Granite Construction, Inc.	568
27	Green Mountain Coffee Roasters (D)	1,025
38	GSI Commerce, Inc. (D)(G)	1,072
29	Herman Miller, Inc.	801
29	Integrated Electrical Services, Inc. (D)(G)	671
16	J. Crew Group, Inc. (D)	584
20	Jack in the Box, Inc. (D)	633
35	Jo-Ann Stores, Inc. (D)	682
47	Jos. A. Bank Clothiers, Inc. (D)(G)	1,359
43	Knoll, Inc.	821
37	K-Swiss, Inc. (G)	871
37	Lear Corp. (D)(G)	1,300
148	LKQ Corp. (D)(G)	5,701
17	Men’s Wearhouse, Inc.	718
46	Pacific Sunwear of California, Inc. (D)	767
32	Perini Corp. (D)(G)	1,810
36	PSS World Medical, Inc. (D)	727
22	Sigma Designs, Inc. (D)	1,290
48	Sotheby’s (G)	2,613
143	Source Information Management Co. (D)(G)	455
27	Systemax, Inc.	631
47	UbiSoft Entertainment S.A. (A)(D)	3,915
25	Under Armour, Inc. Class A (D)(G)	1,565
14	United Stationers, Inc. (D)(G)	784
51	VistaPrint Ltd. (D)	2,418
53	Walter Industries (G)	1,624
37	Warnaco Group, Inc. (D)(G)	1,489
20	World Fuel Services Corp. (G)	897

		77,368

	Consumer Staples — 0.6%
16	Chattem, Inc. (D)	1,187
29	Flowers Foods, Inc. (G)	631
17	M & F Worldwide Corp. (D)(G)	915
34	Vector Group Ltd. (G)	745

		3,478

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Energy — 4.7%
32	Alon USA Energy, Inc.	$1,165
25	Arena Resources, Inc. (D)(G)	920
17	ATP Oil & Gas Corp. (D)(G)	977
15	Atwood Oceanics, Inc. (D)(G)	1,304
39	Basic Energy Services, Inc. (D)(G)	780
93	Cabot Oil & Gas Corp.	3,689
198	Complete Production Services, Inc. (D)(G)	3,940
12	Dawson Geophysical Co. (D)(G)	933
43	Delek U.S. Holdings, Inc.	1,040
100	Denbury Resources, Inc. (D)(G)	5,680
78	Forest Oil Corp. (D)	3,779
267	Grey Wolf, Inc. (D)(G)	1,503
80	Hercules Offshore, Inc. (D)(G)	2,152
46	RPC, Inc. (G)	517
15	W-H Energy Services (D)(G)	852

		29,231

	Finance — 9.9%
812	Aberdeen Asset Management plc (A)	3,467
176	Aercap Holdings N.V. (D)	4,440
148	Aircastle Ltd.	4,775
7	Alexandria Real Estate Equities, Inc. (G)	722
109	Allied World Assurance Holdings Ltd.	5,204
66	Amtrust Financial Services (G)	915
1,890	Babcock and Brown Wind Partners (A)	3,253
81	Centene Corp. (D)	1,882
58	CompuCredit Corp. (D)(G)	1,148
26	Cousins Properties, Inc. (G)	754
156	Covanta Holding Corp. (D)(G)	4,218
26	Digital Realty Trust, Inc.	1,126
5	Enstar Group Ltd. (D)(G)	704
20	Equity Lifestyle Properties, Inc. (G)	987
32	Evercore Partners, Inc.	840
23	FCStone Group, Inc. (D)	800
31	Felcor Lodging Trust, Inc. (G)	654
25	First Industrial Realty Trust, Inc. (G)	1,015
144	Freedom Acquisition Holdings, Inc. (D)(G)	1,904
13	Gamco Investors, Inc.	823
9	GFI Group, Inc. (D)(G)	795
22	Greenhill & Co., Inc. (G)	1,608
26	HealthExtras, Inc. (D)(G)	764
15	International Securities Exchange Holdings, Inc.	1,033
22	James River Group, Inc. (G)	769
60	Knight Capital Group, Inc. (D)(G)	802
111	MF Global Ltd. (D)	3,287
7	Morningstar, Inc. (D)	551
57	Nationwide Health Properties, Inc. (G)	1,775
30	optionsXpress Holdings, Inc. (G)	899
94	ProAssurance Corp. (D)(G)	5,163
33	SVB Financial Group (D)(G)	1,698
50	Universal American Financial Corp. (D)	1,213
35	Waddell and Reed Financial, Inc. (G)	1,155
20	World Acceptance Corp. (D)	631

		61,774

	Health Care — 10.1%
23	Adams Respiratory Therapeutics, Inc. (D)	1,016
27	Affymetrix, Inc. (D)	695
29	Align Technology, Inc. (D)	597
115	Alkermes, Inc. (D)(G)	1,865
62	Alliance Imaging, Inc. (D)	614
80	American Oriental Bioengineering, Inc. (D)(G)	1,103
38	Amylin Pharmaceuticals, Inc. (D)(G)	1,733
53	Apria Healthcare Group, Inc. (D)	1,269
121	Arena Pharmaceuticals, Inc. (D)(G)	1,161
18	ArthroCare Corp. (D)(G)	1,142
36	Biomarin Pharmaceutical, Inc. (D)(G)	1,001
69	Bradley Pharmaceuticals, Inc. (D)	1,351
102	Charles River Laboratories International, Inc. (D)	5,902
57	Cubist Pharmaceuticals, Inc. (D)(G)	1,342
84	Dendreon Corp. (D)(G)	631
11	Ev3, Inc. (D)(G)	155
117	HealthSouth Corp. (D)(G)	2,356
21	Healthways, Inc. (D)(G)	1,251
223	Human Genome Sciences, Inc. (D)(G)	2,106
18	Immucor, Inc. (D)	574
21	Integra LifeSciences Holdings Corp. (D)(G)	1,019
37	KV Pharmaceutical Co. (D)(G)	1,145
20	Kyphon, Inc. (D)	1,446
37	LCA-Vision, Inc. (G)	624
20	Magellan Health Services, Inc. (D)	838
35	Matria Healthcare, Inc. (D)(G)	906
84	Medicines Co. (D)(G)	1,601
44	Medicis Pharmaceutical Corp. (G)	1,293
18	Mentor Corp. (G)	772
51	MGI Pharma, Inc. (D)(G)	1,661
69	Mindray Medical International Ltd.	2,754
18	Myriad Genetics, Inc. (D)(G)	1,015
54	Noven Pharmaceuticals, Inc. (D)(G)	833
20	Onyx Pharmaceuticals, Inc. (D)(G)	934
29	OSI Pharmaceuticals, Inc. (D)	1,214
40	Par Pharmaceutical Cos., Inc. (D)(G)	746
42	Pharmaceutical Product Development, Inc.	1,761
23	PharmaNet Development Group, Inc. (D)	737
18	Pharmion Corp. (D)(G)	883
36	Quidel Corp. (D)	744
53	Savient Pharmaceuticals, Inc. (D)	744
51	Sciele Pharma, Inc. (D)(G)	1,293
32	STERIS Corp. (G)	927
26	United Therapeutics Corp. (D)	1,773
55	Valeant Pharmaceuticals International (G)	807
20	Ventana Medical Systems, Inc. (D)(G)	1,760
42	Vertex Pharmaceuticals, Inc. (D)(G)	1,368
187	ViroPharma, Inc. (D)(G)	1,610
80	Volcano Corp. (D)(G)	1,368
14	Xenoport, Inc. (D)(G)	706

		63,146

	Services — 12.3%
40	ABM Industries, Inc. (G)	940
23	Administaff, Inc. (G)	919
13	Anixter International, Inc. (D)(G)	944
34	Atheros Communications, Inc. (D)(G)	1,187
14	CACI International, Inc. Class A (D)(G)	770

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Services — (continued)
26	CDI Corp. (G)	$725
9	Central European Media Enterprises Ltd. (D)(G)	1,052
32	Cinemark Holdings, Inc.	544
153	Citadel Broadcasting Corp. (G)	671
46	Corvel (D)	1,233
18	CPI Corp.	596
99	Digital River, Inc. (D)(G)	5,256
76	Dolan Media Co. (D)	2,047
27	DynCorp International, Inc. (D)	616
47	Factset Research Systems, Inc. (G)	3,321
143	Focus Media Holding Ltd. ADR (D)(G)	8,835
168	Foundry Networks, Inc. (D)(G)	3,543
81	FTI Consulting, Inc. (D)(G)	4,406
82	Healthspring, Inc. (D)(G)	1,727
20	Heidrick & Struggles International, Inc. (G)	857
21	Hub Group, Inc. (D)	530
61	Hudson Highland Group, Inc. (D)	703
127	Iron Mountain, Inc. (D)(G)	4,418
30	Jack Henry & Associates, Inc.	880
39	Kelly Services, Inc.	814
193	Live Nation, Inc. (D)(G)	3,939
47	Macrovision Corp. (D)(G)	1,121
22	MAXIMUS, Inc. (G)	1,046
165	Mentor Graphics Corp. (D)(G)	2,639
13	Micros Systems (D)(G)	906
27	Monarch Casino & Resort, Inc. (D)	839
87	Nice Systems Ltd. (D)	3,436
41	Parametric Technology Corp. (D)(G)	782
52	Premiere Global Services, Inc. (D)(G)	862
49	Priceline.com, Inc. (D)(G)	4,618
33	Resources Connection, Inc. (G)	747
84	Spherion Corp. (D)(G)	735
69	TeleTech Holdings, Inc. (D)	1,730
17	Vail Resorts, Inc. (D)(G)	1,008
153	Waste Connections, Inc. (D)(G)	5,195

		77,137

	Technology — 26.4%
170	Activision, Inc. (D)	4,018
23	Acuity Brands, Inc. (G)	1,098
39	ADTRAN, Inc. (G)	944
96	Advanced Energy Industries, Inc. (D)(G)	1,542
24	Advent Software, Inc. (D)(G)	1,330
9	American Science & Engineering, Inc.	566
103	Amkor Technology, Inc. (D)(G)	1,169
21	Ansoft Corp. (D)(G)	620
167	Ansys, Inc. (D)(G)	6,450
552	Applied Micro Circuits Corp. (D)(G)	1,776
67	Aspen Technology, Inc. (D)(G)	1,172
20	ATMI, Inc. (D)	640
24	Belden, Inc. (G)	1,386
22	Blackboard, Inc. (D)(G)	1,103
38	Blue Coat Systems, Inc. (D)(G)	1,534
133	Cellcom Israel Ltd.	3,518
92	Centennial Cellular Corp. Class A (D)	940
44	Chordiant Software, Inc. (D)(G)	635
41	Cogent Communication Group, Inc. (D)(G)	1,131
	Technology — (continued)
31	Comtech Telecommunications Inc. (D)(G)	1,681
46	Concur Technologies, Inc. (D)	1,643
38	Consolidated Communications Holdings, Inc. (G)	756
42	CSG Systems International, Inc. (D)(G)	870
73	Ctrip.com International Ltd.	4,114
12	Cubic Corp. (G)	532
22	Diodes, Inc. (D)(G)	733
113	Dobson Communications Corp. (D)(G)	1,459
190	Emulex Corp. (D)	4,115
92	Equinix, Inc. (D)(G)	10,758
14	Esterline Technologies Corp. (D)	776
38	Faro Technologies (D)	1,105
99	FLIR Systems, Inc. (D)	6,868
17	FormFactor, Inc. (D)(G)	683
163	Fossil, Inc. (D)(G)	6,147
16	Genlyte Group (D)(G)	1,029
8	Golden Telecom, Inc. (G)	797
154	Hologic, Inc. (D)(G)	10,474
76	IHS, Inc. (D)(G)	4,805
52	Informatica Corp. (D)	890
112	Interactive Data Corp. (G)	3,611
74	Interdigital, Inc. (D)(G)	1,599
8	Itron, Inc. (D)(G)	879
42	j2 Global Communications, Inc. (D)(G)	1,409
102	Kenexa Corp. (D)(G)	2,978
24	Microsemi Corp. (D)(G)	650
23	MicroStrategy, Inc. (D)(G)	2,256
42	Netflix, Inc. (D)(G)	1,123
21	Netlogic Microsystems, Inc. (D)(G)	700
49	Novatel Wireless, Inc. (D)(G)	1,277
30	NTELOS Holdings Corp. (G)	920
163	Nuance Communications, Inc. (D)(G)	3,607
198	O2Micro International Ltd. ADR (D)	3,431
38	OmniVision Technologies, Inc. (D)(G)	832
106	ON Semiconductor Corp. (D)(G)	1,077
214	Orbitz Worldwide, Inc. (D)	2,259
60	PAETEC Holding Corp. (D)	803
46	Phase Forward, Inc. (D)(G)	1,084
126	PMC — Sierra, Inc. (D)(G)	1,136
31	Polycom, Inc. (D)(G)	876
155	Red Hat, Inc. (D)(G)	3,336
136	RF Micro Devices, Inc. (D)(G)	849
37	RightNow Technologies, Inc. (D)(G)	734
32	SAVVIS, Inc. (D)(G)	1,203
117	Semtech Corp. (D)(G)	2,001
56	SiRF Technology Holdings, Inc. (D)(G)	1,656
63	Sonic Solutions, Inc. (D)(G)	760
116	Sonus Networks, Inc. (D)(G)	798
28	SPSS, Inc. (D)(G)	1,067
227	Sycamore Networks, Inc. (D)(G)	969
87	Teledyne Technologies, Inc. (D)(G)	4,577
87	THQ, Inc. (D)(G)	2,358
33	Time Warner Telecom, Inc. Class A (D)	772
49	Trident Microsystems, Inc. (D)(G)	369
36	Triumph Group, Inc. (G)	2,866
86	Trizetto Group, Inc. (D)(G)	1,412
9	United Industrial Corp. (G)	721
79	Valueclick, Inc. (D)(G)	2,145

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
12	Varian, Inc. (D)	$877
38	Veeco Instruments, Inc. (D)(G)	685
114	VeriFone Holdings, Inc. (D)(G)	5,636
59	Verint Systems, Inc. (D)	1,485
59	Websense, Inc. (D)(G)	1,090
57	Wind River Systems, Inc. (D)(G)	719
50	Zoran Corp. (D)(G)	1,274

		164,673

	Transportation — 0.7%
2,344	Air Asia BHD (A)(D)	1,377
298	ExpressJet Holdings, Inc. (D)(G)	990
24	FreightCar America, Inc. (G)	1,030
25	Polaris Industries, Inc. (G)	1,242

		4,639

	Utilities — 0.1%
13	ITC Holdings Corp. (G)	768

	Total common stock (cost $508,410)	$583,943

PREFERRED STOCK — 0.5%
	Services — 0.5%
199	Net Servicos de Comunicacao S.A. (D)	$3,189

	Total preferred stock (cost $2,432)	$3,189

EXCHANGE TRADED FUNDS — 1.1%
	Finance — 1.1%
78	iShares Russell 2000 Growth Index Fund (G)	$6,975

	Total exchange traded funds (cost $6,438)	$6,975

	Total long-term investments (cost $517,280)	$594,107

Principal
Amount

SHORT-TERM INVESTMENTS — 44.5%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $6,572, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $6,703)
$6,571	4.94% dated 10/31/2007	$6,571
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,184, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $2,219)
2,183	4.52% dated 10/31/2007	2,183
	Repurchase Agreements — (continued)
Principal		Market
Amount		Value (W)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,682, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $1,716)

1,682	4.94% dated 10/31/2007	$1,682

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,682, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $1,716)

1,682	4.94% dated 10/31/2007	1,682
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $8, collateralized by U.S. Treasury Note 2.63%, 2008, value of $8)
8	4.94% dated 10/31/2007	8

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3,662, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $3,735)

3,661	4.94% dated 10/31/2007	3,661
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $4,318, collateralized by FNMA 6.00%, 2036 — 2037, value of $4,404)
4,317	4.94% dated 10/31/2007	4,317
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,122, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,144)
1,122	4.94% dated 10/31/2007	1,122

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,175, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $2,212)

2,175	4.50% dated 10/31/2007	2,175
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,184, collateralized by U.S. Treasury Note 9.25%, 2016, value of $2,210)
2,183	4.48% dated 10/31/2007	2,183

		25,584

Shares

	Securities Purchased with Proceeds from Security Lending — 40.1%
	Cash Collateral Reinvestment Fund:
250,944	Mellon GSL DBT II Collateral Fund	250,743

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	U.S. Treasury Bills — 0.3%
$1,750	3.88%, 12/13/2007 (M)(S)		$1,742

	Total short-term investments (cost $278,069)		$278,069

	Total investments (cost $795,349) (C)	139.6%	$872,176
	Other assets and liabilities	(39.6)%	(247,598)

	Total net assets	100.0%	$624,578

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.74% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $798,016 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$97,979
Unrealized Depreciation	(23,819)

Net Unrealized Appreciation	$74,160

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $21,952, which represents 3.51% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	93	Long	Dec 2007	$168

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$194	$194	11/02/07	$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.5%
	Basic Materials — 5.9%
14	Alpha Natural Resources, Inc. (D)(G)	$381
6	Barnes Group, Inc.	235
6	Brush Engineered Materials, Inc. (D)	289
44	Century Aluminum Co. (D)(G)	2,591
43	Ceradyne, Inc. (D)(G)	2,946
27	CF Industries Holdings, Inc.	2,312
17	Champion Enterprises, Inc. (D)(G)	198
41	Cleveland-Cliffs, Inc. (G)	3,902
22	Drew Industries (D)	865
33	Grace (W.R.) & Co. (D)(G)	986
3	Greif, Inc.	204
16	Myers Industries	338
55	Select Comfort Corp. (D)(G)	633
24	Sturm Ruger & Co., Inc. (D)	225
67	Sun Hydraulics Corp.	2,410
95	Tempur-Pedic International, Inc. (G)	3,407
24	Terra Industries, Inc. (D)(G)	883
13	Tupperware Brands Corp.	456

		23,261

	Capital Goods — 5.4%
39	Asyst Technologies, Inc. (D)	185
6	Bally Technologies, Inc. (D)	253
9	Blyth, Inc.	172
13	Brooks Automation, Inc. (D)	173
13	Build-A-Bear Workshop, Inc. (D)(G)	260
11	Cohu, Inc. (G)	187
12	Cymer, Inc. (D)	520
5	Dril-Quip, Inc. (D)	259
24	Entegris, Inc. (D)	222
39	Graco, Inc. (G)	1,539
33	Gulf Island Fabrication (G)	1,177
9	Hexcel Corp. (D)(G)	217
6	Hurco Cos. (D)	322
62	Intevac, Inc. (D)	1,095
52	Jakks Pacific, Inc. (D)(G)	1,383
18	Kulicke and Soffa Industries, Inc. (D)(G)	140
42	Lennox International, Inc.	1,485
15	Lufkin Industries, Inc.	882
61	MKS Instruments, Inc. (D)(G)	1,224
5	NATCO Group, Inc. (D)	285
28	Robbins & Myers, Inc. (G)	2,032
18	Rudolph Technologies, Inc. (D)(G)	241
84	Steelcase, Inc. (G)	1,506
8	Tessera Technologies, Inc. (D)	313
114	Varian Semiconductor Equipment Associates, Inc. (D)(G)	5,260

		21,332

	Consumer Cyclical — 11.8%
83	Aeropostale, Inc. (D)(G)	1,902
61	Agilysys, Inc. (G)	1,050
32	Alliance One International, Inc. (D)(G)	211
55	AnnTaylor Stores Corp. (D)(G)	1,711
9	Applebee’s International, Inc. (G)	237
48	Applied Industrial Technologies, Inc.	1,712
37	BJ’s Wholesale Club, Inc. (D)	1,320
	Consumer Cyclical — (continued)
56	Bon-Ton Stores, Inc. (G)	993
92	Brown Shoe Co., Inc.	1,867
17	Buffalo Wild Wings, Inc. (D)(G)	506
19	Builders FirstSource, Inc. (D)	137
88	Building Materials Holdings Corp. (G)	688
11	CBRL Group, Inc.	426
29	Charlotte Russe Holding, Inc. (D)	416
28	Chemed Corp. (G)	1,561
2	Chipotle Mexican Grill, Inc. (D)	256
88	Collective Brands, Inc. (D)(G)	1,631
6	Conns, Inc. (D)(G)	145
34	Crocs, Inc. (D)(G)	2,549
13	CSK Automotive Corp. (D)(G)	152
14	Deckers Outdoor Corp. (D)(G)	1,901
58	Eddie Bauer Holdings, Inc. (D)(G)	433
6	Ethan Allen Interiors, Inc. (G)	186
17	FGX International Holdings Ltd. (D)	294
4	Genesco, Inc. (D)(G)	190
4	Granite Construction, Inc.	152
8	Green Mountain Coffee Roasters (D)	287
11	GSI Commerce, Inc. (D)	301
8	Herman Miller, Inc.	216
171	Hot Topic, Inc. (D)(G)	1,310
6	Integrated Electrical Services, Inc. (D)(G)	149
71	J. Crew Group, Inc. (D)(G)	2,669
6	Jack in the Box, Inc. (D)	182
9	Jo-Ann Stores, Inc. (D)	178
14	Jos. A. Bank Clothiers, Inc. (D)(G)	406
10	Knoll, Inc.	190
10	K-Swiss, Inc. (G)	246
11	Lear Corp. (D)	377
29	Maidenform Brands, Inc. (D)(G)	432
25	Men’s Wearhouse, Inc.	1,038
27	Nash Finch Co.	1,022
17	P. F. Chang’s China Bistro, Inc. (D)(G)	489
134	Pacific Sunwear of California, Inc. (D)(G)	2,244
17	Perini Corp. (D)	984
24	Phillips-Van Heusen Corp.	1,147
10	PSS World Medical, Inc. (D)	209
6	Sigma Designs, Inc. (D)(G)	379
70	Skechers U.S.A., Inc. Class A (D)(G)	1,725
47	Sotheby’s (G)	2,521
167	Source Information Management Co. (D)(G)	531
8	Systemax, Inc. (G)	177
42	Tenneco Automotive, Inc. (D)(G)	1,273
49	Ulta Salon, Cosmetics & Fragrances, Inc. (D)	1,662
4	United Stationers, Inc. (D)(G)	219
15	Walter Industries	450
11	Warnaco Group, Inc. (D)(G)	427
6	World Fuel Services Corp. (G)	254

		46,320

	Consumer Staples — 0.5%
4	Chattem, Inc. (D)(G)	331
8	Flowers Foods, Inc. (G)	176
5	M & F Worldwide Corp. (D)(G)	256
95	Sally Beauty Co., Inc. (D)(G)	881

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Consumer Staples — (continued)
10	Vector Group Ltd. (G)	$208

		1,852

	Energy — 5.7%
90	Alon USA Energy, Inc.	3,289
7	Arena Resources, Inc. (D)(G)	266
5	ATP Oil & Gas Corp. (D)(G)	267
5	Atwood Oceanics, Inc. (D)(G)	380
11	Basic Energy Services, Inc. (D)(G)	222
72	Cabot Oil & Gas Corp. (G)	2,846
90	Complete Production Services, Inc. (D)	1,785
25	CVR Energy, Inc. (D)	579
13	Dawson Geophysical Co. (D)(G)	1,052
116	Delek U.S. Holdings, Inc. (G)	2,767
291	Grey Wolf, Inc. (D)(G)	1,636
100	Headwaters, Inc. (D)(G)	1,437
23	Hercules Offshore, Inc. (D)(G)	617
108	Pioneer Drilling Co. (D)(G)	1,320
13	RPC, Inc. (G)	147
25	Swift Energy Co. (D)	1,176
41	Trico Marine Services, Inc. (D)	1,324
73	Union Drilling, Inc. (D)(G)	970
4	W-H Energy Services (D)(G)	236

		22,316

	Finance — 7.8%
88	Advanta Corp. Class B (G)	1,383
2	Alexandria Real Estate Equities, Inc.	206
28	Allied World Assurance Holdings Ltd.	1,356
119	Amerisafe, Inc. (D)	1,923
18	Amtrust Financial Services (G)	247
33	Arch Capital Group Ltd. (D)	2,460
100	Aspen Insurance Holdings Ltd.	2,725
23	Centene Corp. (D)	541
37	CompuCredit Corp. (D)(G)	739
7	Cousins Properties, Inc. (G)	215
7	Digital Realty Trust, Inc.	321
29	Dollar Financial Corp. (D)(G)	935
23	eHealth, Inc. (D)(G)	640
120	Encore Capital Group, Inc. (D)(G)	1,369
2	Enstar Group Ltd. (D)(G)	200
6	Equity Lifestyle Properties, Inc.	276
9	Evercore Partners, Inc.	228
6	FCStone Group, Inc. (D)	222
9	Felcor Lodging Trust, Inc.	187
35	First Community Bancorp, Inc. (G)	1,724
7	First Industrial Realty Trust, Inc. (G)	285
4	Gamco Investors, Inc.	232
3	GFI Group, Inc. (D)(G)	225
6	Greenhill & Co., Inc. (G)	417
7	HealthExtras, Inc. (D)(G)	201
5	International Securities Exchange Holdings, Inc.	338
6	James River Group, Inc. (G)	205
16	Knight Capital Group, Inc. (D)(G)	211
38	National Financial Partners Corp. (G)	2,083
16	Nationwide Health Properties, Inc. (G)	506
	Finance — (continued)
50	Newcastle Investment Corp. (G)	745
9	optionsXpress Holdings, Inc.	260
69	Security Capital Assurance Ltd.	909
48	Sunstone Hotel Investors, Inc.	1,338
9	SVB Financial Group (D)	451
24	Taubman Centers, Inc. (G)	1,436
14	Universal American Financial Corp. (D)	339
69	Waddell and Reed Financial, Inc. Class A (G)	2,280
6	World Acceptance Corp. (D)	187

		30,545

	Health Care — 19.2%
118	Acadia Pharmaceuticals, Inc. (D)(G)	1,812
7	Adams Respiratory Therapeutics, Inc. (D)(G)	287
8	Affymetrix, Inc. (D)(G)	199
8	Align Technology, Inc. (D)	171
234	Alkermes, Inc. (D)(G)	3,791
17	Alliance Imaging, Inc. (D)	172
123	American Oriental Bioengineering, Inc. (D)(G)	1,696
180	Applera Corp. — Celera Group (D)(G)	2,939
14	Apria Healthcare Group, Inc. (D)(G)	340
152	Arena Pharmaceuticals, Inc. (D)(G)	1,462
5	ArthroCare Corp. (D)(G)	297
10	Biomarin Pharmaceutical, Inc. (D)(G)	280
18	Bradley Pharmaceuticals, Inc. (D)	361
48	CONMED Corp. (D)	1,357
15	Cubist Pharmaceuticals, Inc. (D)(G)	354
287	CV Therapeutics, Inc. (D)(G)	2,943
51	Cynosure, Inc. Class A (D)(G)	1,923
172	Cytokinetics, Inc. (D)(G)	849
24	Dendreon Corp. (D)(G)	178
569	Encysive Pharmaceuticals, Inc. (D)(G)	745
3	Ev3, Inc. (D)(G)	50
112	Exelixis, Inc. (D)(G)	1,234
6	Healthways, Inc. (D)(G)	354
173	Human Genome Sciences, Inc. (D)(G)	1,634
5	Immucor, Inc. (D)	164
157	Incyte Corp. (D)	1,360
6	Integra LifeSciences Holdings Corp. (D)(G)	267
98	Invacare Corp.	2,641
59	Isis Pharmaceuticals, Inc. (D)(G)	1,036
10	KV Pharmaceutical Co. (D)(G)	317
6	Kyphon, Inc. (D)	404
10	LCA-Vision, Inc. (G)	162
134	LifePoint Hospitals, Inc. (D)(G)	4,087
47	Longs Drug Stores Corp. (G)	2,442
39	Magellan Health Services, Inc. (D)(G)	1,650
101	Mannatech, Inc. (G)	799
10	Matria Healthcare, Inc. (D)	254
11	Medicis Pharmaceutical Corp. Class A (G)	340
5	Mentor Corp. (G)	230
40	MGI Pharma, Inc. (D)(G)	1,298
5	Myriad Genetics, Inc. (D)(G)	287
16	Noven Pharmaceuticals, Inc. (D)(G)	240
383	NPS Pharmaceuticals, Inc. (D)(G)	1,747
38	Obagi Medical Products, Inc. (D)	819
6	Onyx Pharmaceuticals, Inc. (D)(G)	257
8	OSI Pharmaceuticals, Inc. (D)	336

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Health Care — (continued)
12	Par Pharmaceutical Cos., Inc. (D)(G)	$216
197	Perrigo Co. (G)	4,680
6	PharmaNet Development Group, Inc. (D)	203
45	Pharmion Corp. (D)(G)	2,154
32	Progenics Pharmaceuticals, Inc. (D)(G)	730
9	Quidel Corp. (D)	185
176	Regeneron Pharmaceuticals, Inc. (D)(G)	3,861
199	Rigel Pharmaceuticals, Inc. (D)(G)	2,100
75	Rochester Medical Corp. (D)(G)	1,170
78	Salix Pharmaceuticals Ltd. (D)(G)	917
17	Savient Pharmaceuticals, Inc. (D)	240
14	Sciele Pharma, Inc. (D)(G)	346
105	STERIS Corp. (G)	3,041
9	SurModics, Inc. (D)(G)	482
31	Tomotherapy, Inc. (D)	685
7	United Therapeutics Corp. (D)	487
30	Usana Health Sciences, Inc. (D)(G)	1,232
16	Valeant Pharmaceuticals International	235
6	Ventana Medical Systems, Inc. (D)(G)	488
147	Vermillion, Inc. (D)(G)	147
51	ViroPharma, Inc. (D)(G)	440
33	West Pharmaceutical Services (G)	1,348
46	Xenoport, Inc. (D)(G)	2,250
88	Zymogenetics, Inc. (D)	1,186

		75,388

	Services — 13.1%
11	ABM Industries, Inc. (G)	264
7	Administaff, Inc.	277
4	Anixter International, Inc. (D)	258
10	Atheros Communications, Inc. (D)	335
4	CACI International, Inc. Class A (D)	210
7	CDI Corp. (G)	201
17	Central European Media Enterprises Ltd. (D)	1,997
37	Cerner Corp. (D)(G)	2,198
9	Cinemark Holdings, Inc.	153
45	Citadel Broadcasting Corp. (G)	199
68	Comsys IT Partners, Inc. (D)	1,205
15	Corvel (D)(G)	388
32	CPI Corp.	1,063
11	Digital River, Inc. (D)(G)	593
8	DynCorp International, Inc. (D)	173
44	Factset Research Systems, Inc. (G)	3,131
21	Foundry Networks, Inc. (D)	434
5	FTI Consulting, Inc. (D)(G)	286
128	Healthspring, Inc. (D)	2,679
5	Heidrick & Struggles International, Inc. (G)	225
155	Hub Group, Inc. (D)(G)	3,925
17	Hudson Highland Group, Inc. (D)	194
40	ICF International, Inc. (D)	1,236
57	Imergent, Inc. (G)	1,382
35	inVentiv Health, Inc. (D)(G)	1,486
49	ITT Educational Services, Inc. (D)(G)	6,258
66	Jack Henry & Associates, Inc. (G)	1,928
10	Kelly Services, Inc.	214
58	Live Nation, Inc. (D)(G)	1,194
13	Macrovision Corp. (D)(G)	314
	Services — (continued)
32	Mantech International Corp. Class A (D)(G)	1,284
6	MAXIMUS, Inc. (G)	298
113	Mentor Graphics Corp. (D)(G)	1,810
4	Micros Systems (D)	255
8	Monarch Casino & Resort, Inc. (D)	230
11	Parametric Technology Corp. (D)	218
97	Perot Systems Corp. Class A (D)(G)	1,412
34	Premier Exhibitions, Inc. (D)(G)	376
15	Premiere Global Services, Inc. (D)(G)	245
39	Priceline.com, Inc. (D)(G)	3,662
51	Resources Connection, Inc. (G)	1,170
23	Spherion Corp. (D)	203
5	Vail Resorts, Inc. (D)(G)	291
7	Waste Connections, Inc. (D)	240
81	Watson Wyatt Worldwide, Inc. (G)	3,866
37	Wright Express Corp. (D)(G)	1,440

		51,400

	Technology — 26.5%
17	A.O. Smith Corp. (G)	624
97	Acuity Brands, Inc. (G)	4,661
31	ADC Telecommunications, Inc. (D)	578
9	ADTRAN, Inc. (G)	227
258	Advanced Energy Industries, Inc. (D)(G)	4,127
7	Advent Software, Inc. (D)(G)	383
3	American Science & Engineering, Inc.	176
30	Amkor Technology, Inc. (D)	336
5	Ansoft Corp. (D)	157
77	Ansys, Inc. (D)(G)	2,978
297	Arris Group, Inc. (D)(G)	3,410
20	Aspen Technology, Inc. (D)(G)	350
6	ATMI, Inc. (D)	180
27	Belden, Inc. (G)	1,562
6	Blackboard, Inc. (D)	304
42	Blue Coat Systems, Inc. (D)(G)	1,703
303	Brocade Communications Systems, Inc. (D)	2,882
26	Centennial Cellular Corp. Class A (D)	270
56	Chordiant Software, Inc. (D)	816
29	Cogent Communication Group, Inc. (D)(G)	811
38	Comtech Telecommunications Corp. (D)(G)	2,050
10	Consolidated Communications Holdings, Inc. (G)	196
87	CSG Systems International, Inc. (D)(G)	1,788
3	Cubic Corp. (G)	139
6	Diodes, Inc. (D)(G)	193
36	Dobson Communications Corp. (D)	461
260	Emulex Corp. (D)(G)	5,642
4	Equinix, Inc. (D)(G)	513
4	Esterline Technologies Corp. (D)	218
8	FLIR Systems, Inc. (D)(G)	548
5	FormFactor, Inc. (D)(G)	177
6	Fossil, Inc. (D)	240
4	Genlyte Group (D)	280
47	Golden Telecom, Inc. (G)	4,852
40	Greatbatch, Inc. (D)	1,002
6	Hologic, Inc. (D)	435
5	IHS, Inc. (D)(G)	304
15	Informatica Corp. (D)	259
59	Interdigital, Inc. (D)(G)	1,267

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
2	Itron, Inc. (D)(G)	$249
102	j2 Global Communications, Inc. (D)(G)	3,426
36	Lamson & Sessions Co. (D)	975
34	LoJack Corp. (D)	603
99	Magma Design Automation, Inc. (D)(G)	1,474
138	Micrel, Inc.	1,252
6	Microsemi Corp. (D)(G)	173
7	MicroStrategy, Inc. (D)	644
17	Middleby Corp. (D)	1,101
71	Netflix, Inc. (D)(G)	1,894
6	Netlogic Microsystems, Inc. (D)(G)	193
69	Neustar, Inc. (D)(G)	2,353
46	Novatel Wireless, Inc. (D)(G)	1,176
59	Novatel, Inc. ADR (D)	2,950
9	NTELOS Holdings Corp.	264
19	Nuance Communications, Inc. (D)	426
19	Omniture, Inc. (D)	632
11	OmniVision Technologies, Inc. (D)(G)	234
234	ON Semiconductor Corp. (D)(G)	2,385
96	Orbitz Worldwide, Inc. (D)(G)	1,011
15	PAETEC Holding Corp. (D)	208
13	Phase Forward, Inc. (D)	316
36	PMC — Sierra, Inc. (D)(G)	320
8	Polycom, Inc. (D)	214
298	RF Micro Devices, Inc. (D)(G)	1,856
10	RightNow Technologies, Inc. (D)(G)	203
36	SAVVIS, Inc. (D)(G)	1,351
13	Semtech Corp. (D)	226
14	SiRF Technology Holdings, Inc. (D)(G)	417
302	Skyworks Solutions, Inc. (D)(G)	2,783
174	Smart Modular Technologies, Inc. (D)	1,538
18	Sonic Solutions, Inc. (D)(G)	211
30	Sonus Networks, Inc. (D)(G)	210
45	SPSS, Inc. (D)(G)	1,717
92	Starent Networks Corp. (D)(G)	2,290
55	Sybase, Inc. (D)	1,567
63	Sycamore Networks, Inc. (D)	270
34	Synchronoss Technologies, Inc. (D)	1,372
58	Technitrol, Inc.	1,697
60	THQ, Inc. (D)	1,610
9	Time Warner Telecom, Inc. Class A (D)	211
14	Trident Microsystems, Inc. (D)(G)	103
41	Triumph Group, Inc.	3,225
157	Trizetto Group, Inc. (D)(G)	2,557
123	Ultra Clean Holdings, Inc. (D)	1,581
3	United Industrial Corp. (G)	204
95	United Online, Inc. (G)	1,665
22	Valueclick, Inc. (D)(G)	587
4	Varian, Inc. (D)	266
9	Veeco Instruments, Inc. (D)(G)	160
130	Vishay Intertechnology, Inc. (D)	1,637
19	Websense, Inc. (D)	341
13	Wind River Systems, Inc. (D)(G)	164
14	Zoran Corp. (D)(G)	369

		103,960

	Transportation — 3.5%
18	Air Methods Corp. (D)(G)	966
22	Alaska Air Group, Inc. (D)(G)	549
62	American Commercial Lines, Inc. (D)(G)	929
74	ExpressJet Holdings, Inc. (D)(G)	246
56	FreightCar America, Inc. (G)	2,441
180	Knight Transportation, Inc. (G)	2,869
65	Landstar System, Inc.	2,719
7	Polaris Industries, Inc. (G)	350
47	SkyWest, Inc.	1,283
66	Werner Enterprises, Inc. (G)	1,263

		13,615

	Utilities — 0.1%
4	ITC Holdings Corp. (G)	210

	Total common stock (cost $364,419)	$390,199

Principal
Amount

SHORT-TERM INVESTMENTS — 42.8%
	Repurchase Agreements — 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $859, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $876)
$859	4.94% dated 10/31/2007	$859
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $296, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $301)
296	4.52% dated 10/31/2007	296
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $220, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $224)
220	4.94% dated 10/31/2007	220

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $220, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $224)

220	4.94% dated 10/31/2007	220
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1, collateralized by U.S. Treasury Note 2.63%, 2008, value of $1)
1	4.94% dated 10/31/2007	1

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $479, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $488)

$478	4.94% dated 10/31/2007		$478
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $564, collateralized by FNMA 6.00%, 2036 — 2037, value of $576)
564	4.94% dated 10/31/2007		564
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $147, collateralized by FNMA 6.00%, 2036 — 2037, value of $150)
147	4.94% dated 10/31/2007		147

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $295, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $300)

295	4.50% dated 10/31/2007		295
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $296, collateralized by U.S. Treasury Note 9.25%, 2016, value of $300)
296	4.48% dated 10/31/2007		296

			3,376

Shares

	Securities Purchased with Proceeds from Security Lending — 41.9%
	Cash Collateral Reinvestment Fund:
164,502	Mellon GSL DBT II Collateral Fund		164,371

Principal
Amount
	U.S. Treasury Bills — 0.1%
$375	3.88%, 12/13/2007 (M)(S)		373

	Total short-term investments (cost $168,120)		$168,120

	Total investments (cost $532,539) (C)	142.3%	$558,319
	Other assets and liabilities	(42.3)%	(165,974)

	Total net assets	100.0%	$392,345

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.83% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $539,706 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,363
Unrealized Depreciation	(29,750)

Net Unrealized Appreciation	$18,613

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	13	Long	Dec 2007	$12

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Stock Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.6%
	Basic Materials — 2.9%
211	Alcoa, Inc.	$8,365
169	Cameco Corp.	8,270
85	Freeport McMoRan Copper & Gold, Inc. (U)	10,038
423	Mitsubishi Rayon Co., Ltd. (A)(G)	2,401
192	Uranium One, Inc. (D)	2,137

		31,211

	Consumer Cyclical — 4.1%
2,495	Buck Holdings L.P. (A)(D)(H)	2,245
330	Kohl’s Corp. (D)	18,113
581	Lowe’s Cos., Inc.	15,634
198	Supervalu, Inc.	7,676

		43,668

	Consumer Staples — 6.3%
46	Bunge Ltd. Finance Corp.	5,322
2	Japan Tobacco, Inc. (A)	8,842
276	PepsiCo, Inc.	20,310
451	Procter & Gamble Co.	31,326
32	Tyson Foods, Inc. Class A	502

		66,302

	Energy — 8.9%
154	Chesapeake Energy Corp.	6,064
73	ConocoPhillips Holding Co.	6,228
151	EnCana Corp.	10,553
276	Exxon Mobil Corp.	25,398
214	Halliburton Co.	8,423
356	OAO Gazprom ADR (G)	17,711
288	Occidental Petroleum Corp.	19,886

		94,263

	Finance — 22.1%
364	American International Group, Inc.	22,986
497	Bank of America Corp.	23,976
246	Capital One Financial Corp.	16,122
438	Citigroup, Inc.	18,336
231	Commerce Bancorp, Inc.	9,393
196	Countrywide Financial Corp.	3,040
640	Discover Financial Services	12,343
443	E*Trade Financial Corp. (D)(G)	4,929
87	Goldman Sachs Group, Inc.	21,544
221	ING Groep N.V. ADR	9,938
1,085	Invesco plc (A)	16,610
157	Merrill Lynch & Co., Inc.	10,365
194	State Street Corp.	15,451
356	UBS AG	19,090
358	UnitedHealth Group, Inc.	17,601
545	Western Union Co.	12,007

		233,731

	Health Care — 16.2%
189	Amgen, Inc. (D)	10,971
123	Astellas Pharma, Inc. (A)	5,442
92	AstraZeneca plc (A)	4,523
208	Daiichi Sankyo Co., Ltd. (A)	5,909
128	Eisai Co., Ltd. (A)	5,375
	Health Care — (continued)
694	Elan Corp. plc ADR (D)	16,522
301	Eli Lilly & Co.	16,299
129	Genentech, Inc. (D)	9,592
335	Medtronic, Inc.	15,911
249	Sanofi-Aventis S.A. ADR	10,967
636	Schering-Plough Corp.	19,420
526	Shionogi & Co., Ltd. (A)	8,964
97	UCB S.A. (A)	5,701
136	Vertex Pharmaceuticals, Inc. (D)	4,392
353	Walgreen Co.	13,977
361	Wyeth	17,546

		171,511

	Services — 9.4%
994	Comcast Corp. Class A (D)	20,930
127	Monster Worldwide, Inc. (D)	5,166
1,080	Time Warner, Inc.	19,714
294	United Parcel Service, Inc. Class B	22,094
223	Viacom, Inc. Class B (D)	9,218
355	Waste Management, Inc.	12,926
718	XM Satellite Radio Holdings, Inc. Class A (D)(G)	9,540

		99,588

	Technology — 28.1%
113	Apple, Inc. (D)	21,521
524	Applied Materials, Inc.	10,170
337	AT&T, Inc.	14,098
885	Cisco Systems, Inc. (D)	29,252
331	Corning, Inc.	8,029
114	Electronic Arts, Inc. (D)	6,986
744	Flextronics International Ltd. (D)	9,157
1,272	General Electric Co.	52,343
42	Google, Inc. (D)	29,623
836	Intel Corp.	22,488
151	KLA-Tencor Corp.	7,940
519	Maxim Integrated Products, Inc.	14,070
219	MetroPCS Communications, Inc. (D)	4,937
452	Motorola, Inc.	8,501
385	Network Appliance, Inc. (D)	12,121
143	Qualcomm, Inc.	6,093
936	Sprint Nextel Corp.	16,007
167	Texas Instruments, Inc.	5,441
133	Whirlpool Corp.	10,539
261	Yahoo!, Inc. (D)	8,120

		297,436

	Utilities — 0.6%
34	E.On AG (A)	6,598

	Total common stock (cost $967,593)	$1,044,308

The accompanying notes are an integral part of these financial statements.

The Hartford Stock Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
PREFERRED STOCK — 0.5%
	Finance — 0.5%
199	Banco Itau Holding		$5,654

	Total preferred stock (cost $4,362)		$5,654

	Total long-term investments (cost $971,955)		$1,049,962

Principal
Amount

SHORT-TERM INVESTMENTS — 3.0%
	Repurchase Agreements — 0.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,052, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $2,093)
$2,052	4.94% dated 10/31/2007		$2,052
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $525, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $536)
525	4.94% dated 10/31/2007		525

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $525, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $536)

525	4.94% dated 10/31/2007		525
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2, collateralized by U.S. Treasury Note 2.63%, 2008, value of $2)
2	4.94% dated 10/31/2007		2

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,143, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,166)

1,143	4.94% dated 10/31/2007		1,143
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,348, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,375)
1,348	4.94% dated 10/31/2007		1,348
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $350, collateralized by FNMA 6.00%, 2036 — 2037, value of $357)
350	4.94% dated 10/31/2007		350

			5,945

Principal			Market
Amount			Value (W)

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 2.5%
	Cash Collateral Reinvestment Fund:
18,590	Navigator Prime Portfolio		$18,590

Principal
Amount

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corp.
$646	4.75%, 11/26/2007		644
792	4.59%, 01/25/2008		783

			1,427

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
—	4.44%, 11/14/2007		—
15	3.00%, 03/03/2008		15
2	5.25%, 01/29/2009		3

			18

	Other Direct Federal Obligation Collateral Securities:
	Federal Home Loan Bank
3	3.75%, 08/13/2008		3
13	4.36%, 09/10/2009		13
736	4.41%, 01/09/2008		729
5	4.44%, 11/21/2007 — 12/21/2007		7
4	4.57%, 11/14/2007 — 02/15/2008		3
2,920	4.59%, 11/30/2007		2,909
58	4.65%, 01/25/2008		57
2	5.38%, 05/01/2009		2

			3,723

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
6	2.38%, 01/15/2027 (O)		6
190	3.88%, 04/15/2029 (O)		310
	U.S. Treasury Note
1,872	2.00%, 01/15/2016 (O)		1,958
20	3.00%, 07/15/2012 (O)		24
175	3.88%, 01/15/2009 (O)		229

			2,527

			26,285

	Total short-term investments (cost $32,230)		$32,230

	Total investments (cost $1,004,185) (C)	102.1%	$1,082,192
	Other assets and liabilities	(2.1)%	(22,682)

	Total net assets	100.0%	$1,059,510

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.16% of total net assets at October 31, 2007.

The accompanying notes are an integral part of these financial statements.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $1,015,464 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$116,510
Unrealized Depreciation	(49,782)

Net Unrealized Appreciation	$66,728

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $72,610, which represents 6.85% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$2,497

The aggregate value of these securities at October 31, 2007 was $2,245 which represents 0.21% of total net assets.

(U)	At October 31, 2007, securities valued at $3,168 were designated to cover open call options written as follows (see Note 2b to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Freeport McMoRan Copper & Gold, Inc.	264	$120.00	Nov 2007	$87	$73

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$1,583	$1,583	11/05/07	$—
Swiss Franc (Sell)	5,837	5,838	11/05/07	1

				$1

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 15.2%
	Finance — 15.2%
	Bank of America Credit Card Trust
$500	5.17%, 06/15/2019	$489
	Bayview Commercial Asset Trust
1,295	7.50%, 09/25/2037 (H)(T)	189
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047	252
	Bear Stearns Commercial Mortgage Securities, Inc.
500	5.45%, 12/11/2040 #	492
600	5.90%, 06/11/2040 (I)(L)	565
	CBA Commercial Small Balance Commercial Mortgage
4,976	7.25%, 07/25/2039 (H)(T)	478
	Citigroup/Deutsche Bank Commercial Mortgage Trust
375	5.32%, 12/11/2049	366
	Cobalt CMBS Commercial Funding Corp.
375	5.25%, 08/15/2048 #	362
	Commercial Mortgage Pass-Through Certificates
500	5.31%, 12/10/2046 #	488
600	5.99%, 06/10/2046 (L)#	606
	Credit-Based Asset Servicing and Securitization LLC
94	5.14%, 05/25/2036 (H)(L)#	90
	GMAC Mortgage Corp. Loan Trust
555	6.05%, 12/25/2037 (L)#	550
	Goldman Sachs Mortgage Securities Corp. II
500	5.99%, 08/10/2045 (L)	471
	Greenwich Capital Commercial Funding Corp.
375	5.44%, 03/10/2039 (L)	369
300	6.32%, 11/05/2021 (H)(L)	291
325	6.53%, 11/05/2021 (H)(L)	316
	IMPAC Commercial Mortgage Backed Trust
337	6.37%, 02/25/2036 (L)#	243
	JP Morgan Chase Commercial Mortgage Security Corp.
342	4.16%, 01/12/2039 (I)#	324
400	5.00%, 10/15/2042 (L)	383
500	6.06%, 02/15/2051 (L)	483
105	6.20%, 02/12/2051 (I)(L)	103
	LB-UBS Commercial Mortgage Trust
300	5.41%, 09/15/2039 (L)#	293
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014 #	309
	Merrill Lynch Mortgage Trust
600	5.42%, 11/12/2037 (L)	570
	Merrill Lynch/Countrywide Commercial Mortgage Trust
500	6.10%, 06/12/2046 (L)#	512
	Finance — (continued)
	Morgan Stanley Capital I
300	5.69%, 04/15/2049 (L)#	299
500	5.88%, 04/15/2049 (L)	499
600	5.91%, 04/15/2049 (I)(L)	563
	Renaissance Home Equity Loan Trust, Class M5
100	7.00%, 09/25/2037 (H)	75
	Renaissance Home Equity Loan Trust, Class M8
125	7.00%, 09/25/2037 (H)	69
	USAA Automotive Owner Trust
500	4.63%, 05/15/2012	499
	Wachovia Bank Commercial Mortgage Trust
500	5.42%, 01/15/2045 (L)	493
500	5.87%, 07/15/2045 (L)	475
143,009	10.00%, 02/15/2051 (T)	277

	Total asset & commercial mortgage backed securities (cost $12,818)	$12,843

CORPORATE BONDS: INVESTMENT GRADE — 13.8%
	Capital Goods — 0.5%
	Embraer Overseas Ltd.
$450	6.38%, 01/24/2017	$440

	Energy — 1.2%
	Lukoil International Finance B.V.
500	6.36%, 06/07/2017 (I)#	481
	TNK-BP Finance S.A.
100	6.63%, 03/20/2017 (K)	91
500	7.50%, 03/13/2013 — 07/18/2016 (I)	493

		1,065

	Finance — 8.8%
	AMBAC Financial Group, Inc.
200	6.15%, 02/15/2037 #	153
	Axa S.A.
500	6.46%, 12/14/2049 (I)(L)	465
	C10 Capital SPV Ltd.
300	6.72%, 12/31/2049 (K)(L)#	289
	Capital One Capital III
300	7.69%, 08/15/2036	291
	CIT Group, Inc.
500	6.10%, 03/15/2067 (L)	409
	Comerica Capital Trust II
300	6.58%, 02/20/2037 (L)#	271
	Countrywide Financial Corp.
235	5.80%, 06/07/2012	202
	Countrywide Home Loans, Inc.
300	4.13%, 09/15/2009	262
	Goldman Sachs Capital Trust II
750	5.79%, 12/29/2049 (L)	700
	HSBK Europe B.V.
100	7.25%, 05/03/2017 (I)	93
150	7.25%, 05/03/2017 (K)	140
	Kazkommerts International B.V.
100	8.00%, 11/03/2015 (I)	89

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance — (continued)
		Kuzneski Capital S.A.
	$400	7.50%, 11/25/2015 (L)	$394
		New Zealand Government
NZD	895	6.00%, 07/15/2008	684
		Northern Rock plc
	400	5.60%, 04/30/2049 (I)	320
	400	6.59%, 06/28/2049 (I)(L)	320
		Rabobank Nederland
ISK	20,000	13.50%, 01/28/2008 (I)	333
		Residential Capital Corp.
	115	6.22%, 06/09/2008 (L)	103
		RSHB Capital
	275	6.30%, 05/15/2017	262
	100	6.97%, 09/21/2016 (L)	99
		Sagicor Financial Ltd.
	100	7.50%, 05/12/2016 (H)#	103
		SB Capital S.A.
	400	6.48%, 05/15/2013	401
		Transcapitalinvest, Ltd.
	500	5.67%, 03/05/2014 (I)#	483
		Washington Mutual Preferred Funding
	600	9.75%, 10/29/2049 (I)(L)#	594

			7,460

		Foreign Governments — 1.6%
		Austria Government
AUD	1,430	8.00%, 03/01/2008 #	1,337

		Services — 0.6%
		Clear Channel Communications, Inc.
	175	7.65%, 09/15/2010	178
		International Bank for Reconstruction and Development
TRY	360	13.63%, 05/09/2017	318

			496

		Utilities — 1.1%
		Empresa Nacional De Electricidad S.A.
	410	7.33%, 02/01/2037	439
		Taqa Abu Dhabi National Energy
	500	5.62%, 10/25/2012 (I)	499

			938

		Total corporate bonds: investment grade (cost $11,600)	$11,736

CORPORATE BONDS: NON-INVESTMENT GRADE — 40.5%
		Basic Materials — 4.7%
		Abitibi-Consolidated, Inc.
	$100	9.19%, 06/15/2011 (L)#	$82
		Berry Plastics Holding Co.
	250	9.57%, 09/15/2014 (L)	251
		Citigroup (JSC Severstal)
	410	9.25%, 04/19/2014 (K)#	447
		Cooper Standard Automotive
	250	7.00%, 12/15/2012	227

		Corporacion Durango
	500	10.50%, 10/05/2017 (I)	482
		Basic Materials — (continued)
Principal			Market
Amount			Value (W)

		Evraz Group S.A.
	400	8.25%, 11/10/2015 (K)	408
		Huntsman International LLC
	250	7.88%, 11/15/2014	269
		Lupatech Finance Ltd.
	500	9.88%, 11/30/2049 (I)#	499
		MacDermid, Inc.
	350	9.50%, 04/15/2017 (I)#	334
		RBS Global & Rexnord Corp.
	150	11.75%, 08/01/2016 #	159
		Steel Dynamics, Inc.
	200	7.38%, 11/01/2012 (I)	200
		Verso Paper Holdings LLC
	100	11.38%, 08/01/2016	106
		Vitro S.A.
	500	9.13%, 02/01/2017	494

			3,958

		Capital Goods — 0.2%
		Bausch & Lomb, Inc.
	195	9.88%, 11/01/2015 (I)	201

		Consumer Cyclical — 5.4%
		American Axle & Manufacturing Holdings, Inc.
	250	7.88%, 03/01/2017	244
		Aramark Corp.
	500	8.86%, 02/01/2015 (L)#	502
		AutoNation, Inc.
	500	7.24%, 04/15/2013 (L)	489
		Builders FirstSource, Inc.
	700	9.81%, 02/15/2012 (L)#	658
		China Properties Group Ltd.
	200	9.13%, 05/04/2014 (I)#	180
		Ford Capital B.V.
	100	9.50%, 06/01/2010	101
		General Motors Corp.
	100	7.13%, 07/15/2013	93
		Grupo Gigante S.A.
	200	8.75%, 04/13/2016 (K)	208
		Levi Strauss & Co.
	200	9.75%, 01/15/2015 #	209
		Michaels Stores, Inc.
	150	11.38%, 11/01/2016	149
		Neiman Marcus Group, Inc.
	250	10.38%, 10/15/2015	272
		Parkson Retail Group Ltd.
	400	7.88%, 11/14/2011	406
		Tenneco, Inc.
	435	8.63%, 11/15/2014 #	443
		TRW Automotive, Inc.
	200	7.25%, 03/15/2017 (I)#	195
		Urbi Desarrollos Urbanos
	390	8.50%, 04/19/2016 (K)	402

			4,551

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Consumer Staples — 0.5%
		MHP S.A.
	$300	10.25%, 11/30/2011 (K)	308
		OJSC Myronivsky Hliboproduct
	100	10.25%, 11/30/2011 (I)#	102

			410

		Energy — 1.5%
		Encore Acquisition Co.
	200	7.25%, 12/01/2017	192
		Hilcorp Energy I L.P./Finance Co.
	400	7.75%, 11/01/2015 (I)	394
		MEI Euro Finance Ltd.
	500	8.75%, 05/22/2010 (K)#	506
		Salomon Bros.
	200	10.75%, 01/15/2009 (K)	210

			1,302

		Finance — 7.4%
		Alfa Bank
	200	8.20%, 06/25/2012 (I)#	191
		American Real Estate Partners L.P.
	400	7.13%, 02/15/2013	390
		Banco BMG S.A.
	400	9.15%, 01/15/2016 (K)	421
		Drummond Co., Inc.
	315	7.38%, 02/15/2016 (H)	296
		Ege Haina Finance Co.
	400	9.50%, 04/26/2017 (I)	394
		Ford Motor Credit Co.
	150	7.99%, 01/13/2012 (L)	139
		General Motors Acceptance Corp.
	260	6.88%, 09/15/2011	240
		Hertz Corp.
	270	10.50%, 01/01/2016 #	290
		Hub International Holdings, Inc.
	65	10.25%, 06/15/2015 (I)#	60
		Itabo Finance S.A.
	300	10.88%, 10/05/2013 (I)#	309
		LPL Holdings, Inc.
	580	10.75%, 12/15/2015 (H)	603
		Pinnacle Foods Finance LLC
	400	10.63%, 04/01/2017 (I)#	373
		RBS-Zero Hora Editora Journalistica
BRL	700	11.25%, 06/15/2017 (K)	368
		Realogy Corp.
	200	10.50%, 04/15/2014 (I)#	166
		Rental Service Corp.
	500	9.50%, 12/01/2014 #	481
		Residential Capital Corp.
	460	7.38%, 06/30/2010 #	339
		Russian Standard Bank
	200	8.63%, 05/05/2011 (K)#	188
		Sibacademfinance plc
	400	9.00%, 05/12/2009 (K)#	386
		Standard Bank plc
	200	8.75%, 02/09/2016 (H)	186
		Finance — (continued)
Principal			Market
Amount (B)			Value (W)

		UK SPV Credit Finance plc
	200	8.00%, 02/06/2012 (K)	$186
		United Rentals North America, Inc.
	100	7.00%, 02/15/2014	106
		Yankee Acquisition Corp
	150	9.75%, 02/15/2017	139

			6,251

		Foreign Governments — 2.8%
		Argentina (Republic of)
	650	7.00%, 10/03/2015 #	554
		Brazil (Republic of)
BRL	1,200	10.00%, 01/01/2017	627
		Sri Lanka (Republic of)
	400	8.25%, 10/24/2012 (I)	400
		Venezuela (Republic of)
	680	5.75%, 02/26/2016 #	585
		Venezuela (Republic of)
	190	7.00%, 12/01/2018 (K)#	174

			2,340

		Health Care — 1.6%
		Community Health Systems, Inc.
	300	8.88%, 07/15/2015 (I)	304
		HCA, Inc.
	200	9.25%, 11/15/2016 #	210
		IASIS Healthcare Capital Corp.
	290	8.75%, 06/15/2014 #	293
		Invacare Corp.
	100	9.75%, 02/15/2015 #	102
		Rite Aid Corp.
	250	7.50%, 03/01/2017	232
	200	9.50%, 06/15/2017 (I)#	185

			1,326

		Services — 6.6%
		Affinion Group, Inc.
	100	11.50%, 10/15/2015 #	104
		Allied Waste North America, Inc.
	500	7.13%, 05/15/2016	505
		AMC Entertainment, Inc.
	200	11.00%, 02/01/2016 #	216
		Dex Media West LLC, Inc.
	400	9.88%, 08/15/2013 #	426
		Dow Jones CDX HY
	1,975	7.63%, 06/29/2012 (I)#	1,916
		Echostar DBS Corp.
	150	6.38%, 10/01/2011	152
	150	6.63%, 10/01/2014	153
		Harland Clarke Holdings
	250	9.50%, 05/15/2015 #	228
		Idearc, Inc.
	200	8.00%, 11/15/2016 #	200
		MGM Mirage, Inc.
	200	7.50%, 06/01/2016 #	199
		Quebecor Media
	100	7.75%, 03/15/2016 (I)	97

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Services — (continued)
	Quebecor World, Inc.
$200	9.75%, 01/15/2015 (I)#	$195
	Reader’s Digest Association, Inc.
100	9.00%, 02/15/2017 (I)#	89
	Sirius Satellite Radio, Inc.
200	9.63%, 08/01/2013 #	199
	SunGard Data Systems, Inc.
200	10.25%, 08/15/2015 #	208
	TL Acquisitions, Inc.
370	10.50%, 01/15/2015 (I)#	368
	West Corp.
250	9.50%, 10/15/2014	257
	Wynn Las Vegas LLC
130	6.62%, 12/01/2014	128

		5,640

	Technology — 6.2%
	Advanced Micro Devices, Inc.
250	7.75%, 11/01/2012 #	231
	American Tower Corp.
30	7.00%, 10/15/2017 (I)	31
	Bio-Rad Laboratories, Inc.
300	7.50%, 08/15/2013	306
	Canwest MediaWorks L.P.
285	9.25%, 08/01/2015 (I)	289
	CCH I Holdings LLC
300	10.00%, 05/15/2014 #	244
	Freescale Semiconductor, Inc.
100	9.13%, 12/15/2014	91
95	9.57%, 12/15/2014 (L)	87
100	10.13%, 12/15/2016	91
	GC Impsat Holdings
200	9.88%, 02/15/2017 (I)#	195
	Intelsat Bermuda Ltd.
250	8.89%, 01/15/2015 (L)#	254
400	11.25%, 06/15/2016 #	430
	Leap Wireless International, Inc.
145	9.38%, 11/01/2014	144
	Level 3 Financing, Inc.
600	9.25%, 11/01/2014 #	566
	MagnaChip Semiconductor
100	6.88%, 12/15/2011 #	86
	Maxcom Telecomunicaciones
150	11.00%, 12/15/2014 (I)#	161
	MetroPCS Wireless, Inc.
250	9.25%, 11/01/2014 (I)	248
	Momentive Performance
260	9.75%, 12/01/2014 (I)	253
	Nortel Networks Ltd.
200	10.75%, 07/15/2016 (I)#	208
	Qwest Communications International, Inc.
300	7.50%, 02/15/2014 #	304
	Sanmina-Sci Corp.
200	8.44%, 06/15/2014 (I)(L)	194
	Spansion LLC
200	8.75%, 06/01/2013 (I)(L)#	190
	Technology — (continued)
	Vimpel Communications
400	8.25%, 05/23/2016 (I)#	414
	Windstream Corp.
200	8.63%, 08/01/2016	214

		5,231

	Transportation — 1.1%
	Bristow Group, Inc.
105	7.50%, 09/15/2017 (I)	108
	Continental Airlines, Inc.
517	7.03%, 06/15/2011	501
	Grupo Senda Autotransporte
300	10.50%, 10/03/2015 (I)	302

		911

	Utilities — 2.5%
	AES Corp.
325	8.00%, 10/15/2017 (I)	328
	Energipe Y Saelpa
300	10.50%, 07/19/2013 (I)#	330
	Energy Future Holdings
250	10.88%, 11/01/2017 (I)	253
	Majapahit Holdings, Inc.
400	7.25%, 06/28/2017 (I)#	397
	Mirant JPSCO Finance Ltd.
100	11.00%, 07/06/2016 (H)	108
	Rede Empresas De Energia
500	11.13%, 04/02/2049 (I)#	500
	Texas Competitive Electric Co.
250	10.25%, 11/01/2015 (I)	251

		2,167

	Total corporate bonds: non-investment grade (cost $34,492)	$34,288

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 14.5%
	Basic Materials — 1.0%
	Arizona Chemical Co.
$250	11.01%, 02/27/2014 (N)	$224
	John Maneely Co.
698	8.50%, 12/08/2013 (N)	643

		867

	Capital Goods — 1.2%
	Macandrews Amg Holdings LLC
500	11.26%, 04/17/2012 (N)	480
	Scitor Acquisition Corp.
500	9.11%, 09/25/2014 (N)	497

		977

	Consumer Cyclical — 0.9%
	Ford Motor Co.
746	8.70%, 12/15/2013 (N)	716

	Finance — 2.8%
	BNY Convergex Group LLC & EZE Castle Software
500	8.20%, 08/30/2013 (N)(Q)	494

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Finance — (continued)
	Chrysler Financial Services NA
$500	9.36%, 08/03/2012 (N)	$499
250	11.86%, 08/03/2013 (N)	245
	Crescent Resources LLC
750	8.05%, 09/07/2012 (N)	694
	Realogy Corp.
393	8.24%, 10/05/2014 (N)	365
106	8.35%, 10/05/2013 (AA)	99

		2,396

	Health Care — 0.3%
	Inverness Medical Innovation, Inc.
250	9.45%, 06/26/2015 (N)	250

	Services — 4.3%
	Centaur LLC, Delayed Draw Term Loan
95	8.89%, 10/30/2012 (AA)(Q)	93
	Centaur LLC, Term Loan B
405	8.89%, 10/30/2012 (AA)(Q)	401
	Emdeon Business Services LLC
500	10.20%, 05/16/2014 (N)	495
	Energy Solutions LLC
500	9.88%, 12/26/2013 (N)	499
	Golden Nugget, Inc.
250	8.30%, 12/31/2014 (N)	234
	New World Gaming Partners Ltd.
500	10.39%, 01/16/2015 (AA)(Q)	465
	Philosophy, Inc.
250	6.98%, 03/15/2014 (N)(Q)	220
	Sirius Satellite Radio, Inc.
500	7.25%, 09/01/2012 (N)	481
	Telesat Canada, Delayed Draw Term Loan
39	7.89%, 09/01/2014 (AA)(Q)	39
	Telesat Canada, Term Loan B
461	7.89%, 09/01/2014 (AA)(Q)	457
	WideOpenWest Finance LLC
250	11.45%, 07/01/2015 (N)	233

		3,617

	Technology — 1.7%
	Infor Global Solutions, Delayed Draw Term Loan
343	8.95%, 07/28/2012 (AA)(Q)	333
	Infor Global Solutions, Term Loan
657	8.95%, 07/28/2012 (AA)(Q)	634
	One Communications Corp.
500	9.25%, 06/30/2012 (N)(Q)	495

		1,462

	Utilities — 2.3%
	Astoria Generating Co. Acquisitions LLC
500	8.96%, 08/23/2013 (N)	494
	Texas Competitive Electric Co.
500	8.39%, 10/31/2014 (AA)(Q)	500
	Texas Competitive Electric Holdings Co. LLC
500	8.39%, 10/24/2014 (AA)(Q)	500
	Utilities — (continued)
	TPF Generation Holdings LLC
500	9.45%, 12/21/2014 (N)	476

		1,970

	Total senior floating rate interests:
	non-investment grade (cost $12,460)	$12,255

U.S. GOVERNMENT AGENCIES — 12.2%
	Federal Home Loan Mortgage Corporation — 2.4%
	Mortgage Backed Securities:
$2,000	6.00%, 2037	$1,996

	Federal National Mortgage Association — 9.8%
	Mortgage Backed Securities:
697	5.50%, 2037 #	687
1,000	6.00%, 2037 #	1,000
2,000	6.00%, 2037 (Q)#	2,002
4,549	6.50%, 2037 #	4,656

		8,345

	Total U.S. government agencies (cost $10,288)	$10,341

U.S. GOVERNMENT SECURITIES — 0.2%
	U.S. Treasury Securities — 0.2%
	U.S. Treasury Notes:
$185	4.75%, 2017	$189

	Total U.S. government securities (cost $190)	$189

	Total long-term investments (cost $81,848)	$81,652

SHORT-TERM INVESTMENTS — 10.7%
	Consumer Staples — 0.6%
	Cargill, Inc.
$493	4.80%, 11/01/2007	$493

Shares
	Finance — 0.0%
—	State Street Bank Money Market Fund	—

Principal
Amount
	Repurchase Agreements — 9.8%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,781, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $2,826)
$2,780	4.52% dated 10/31/2007	2,780

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,770, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $2,817)

2,769	4.50% dated 10/31/2007	2,769

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,781, collateralized by U.S. Treasury Note 9.25%, 2016, value of $2,814)
$2,781	4.48% dated 10/31/2007		$2,781

			8,330

	U.S. Treasury Bills — 0.3%
250	3.87%, 12/13/2007 (M)(S)		249

	Total short-term investments (cost $9,072)		$9,072

	Total investments (cost $90,920) (C)	107.1%	$90,724
	Other assets and liabilities	(7.1)%	(6,013)

	Total net assets	100.0%	$84,711

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.94% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $90,942 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$946
Unrealized Depreciation	(1,164)

Net Unrealized Depreciation	$(218)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $18,011, which represents 21.26% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2007, the market value of these securities amounted to $4,732 or 5.59% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $5,662.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
BRL	— Brazilian Real
ISK	— Iceland Krona
NZD	— New Zealand Dollar
TRY	— Turkish New Lira

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2007	1,295	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	$179
05/2007	4,976	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	458
07/2007	94	Credit-Based Asset Servicing and Securitization LLC, 5.14%, 05/25/2036 - 144A	92
06/2007 – 09/2007	315	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	301
05/2007	300	Greenwich Capital Commercial Funding Corp., 6.32%, 11/05/2021 - 144A	291
05/2007	325	Greenwich Capital Commercial Funding Corp., 6.53%, 11/05/2021 - 144A	314
09/2007 – 10/2007	580	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	584
05/2007	100	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	110
08/2007	100	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	75
08/2007	125	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	69
05/2007	100	Sagicor Financial Ltd., 7.50%, 05/12/2016 - 144A	102
05/2007	200	Standard Bank plc, 8.75%, 02/09/2016	201

The aggregate value of these securities at October 31, 2007 was $2,804 which represents 3.31% of total net assets.

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	32	Long	Dec, 2007	$11
5 Year U.S. Treasury Note	239	Long	Dec, 2007	53
10 Year U.S. Treasury Bond	6	Short	Dec, 2007	(6)

				$58

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Argentine Peso (Buy)	$88	$86	11/15/07	$2
Argentine Peso (Sell)	88	87	11/15/07	(1)
Brazilian Real (Buy)	650	642	11/01/07	8
Brazilian Real (Buy)	97	86	02/29/08	11
Brazilian Real (Sell)	97	93	02/29/08	(4)
Chilean Peso (Buy)	141	140	04/16/08	1
Chilean Peso (Sell)	141	138	04/16/08	(3)
Colombian Peso (Buy)	112	110	03/27/08	2
Colombian Peso (Sell)	112	110	03/27/08	(2)
Egyptian Pound (Buy)	89	86	11/15/07	3
Egyptian Pound (Sell)	89	87	11/15/07	(2)
Egyptian Pound (Buy)	112	110	03/27/08	2
Egyptian Pound (Sell)	112	111	03/27/08	(1)
Indian Rupee (Buy)	90	86	11/15/07	4
Indian Rupee (Sell)	90	90	11/15/07	—
Mexican Peso (Sell)	137	135	04/16/08	(2)
Polish zloty (Buy)	117	110	11/15/07	7
Polish zloty (Sell)	117	110	11/15/07	(7)
South African Rand (Buy)	97	86	11/15/07	11
South African Rand (Sell)	97	92	11/15/07	(5)
Thai Baht (Buy)	83	86	11/15/07	(3)
Thai Baht (Sell)	83	84	11/15/07	1
Turkish New Lira (Sell)	317	282	11/29/07	(35)

				$(13)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at October 31, 2007

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	Lehman ABX Index	Sell	0.32%	07/25/45	$100	$2

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2010 Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.4%
EQUITY FUNDS — 47.0%
26	The Hartford Capital Appreciation Fund, Class Y		$1,267
15	The Hartford Global Growth Fund, Class Y		381
4	The Hartford Growth Opportunities Fund, Class Y		177
19	The Hartford International Opportunities Fund, Class Y		420
22	The Hartford International Small Company Fund, Class Y		409
26	The Hartford Select MidCap Value Fund, Class Y		315
19	The Hartford Select SmallCap Value Fund, Class Y		219
77	The Hartford Value Fund, Class Y		1,090
9	The Hartford Value Opportunities Fund, Class Y		159

	Total equity funds (cost $3,897)		$4,437

FIXED INCOME FUNDS — 52.4%
50	The Hartford Floating Rate Fund, Class Y		$489
172	The Hartford Income Fund, Class Y		1,743
69	The Hartford Inflation Plus Fund, Class Y		734
133	The Hartford Short Duration Fund, Class Y		1,302
28	The Hartford Strategic Income Fund, Class Y		272
38	The Hartford Total Return Bond Fund, Class Y		405

	Total fixed income funds (cost $4,979)		$4,945

	Total investments in affiliated investment companies (cost $8,876) (C)	99.4%	$9,382
	Other assets and liabilities	0.6%	58

	Total net assets	100.0%	$9,440

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $8,879 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$562
Unrealized Depreciation	(59)

Net Unrealized Appreciation	$503

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2020 Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.7%
EQUITY FUNDS — 64.5%
60	The Hartford Capital Appreciation Fund, Class Y		$2,953
59	The Hartford Disciplined Equity Fund, Class Y		908
38	The Hartford Equity Income Fund, Class Y		584
27	The Hartford Global Growth Fund, Class Y		715
14	The Hartford Growth Opportunities Fund, Class Y		565
47	The Hartford International Opportunities Fund, Class Y		1,064
62	The Hartford International Small Company Fund, Class Y		1,131
62	The Hartford Select MidCap Value Fund, Class Y		758
75	The Hartford Select SmallCap Value Fund, Class Y		886
8	The Hartford Small Company Fund, Class Y		212
15	The Hartford Stock Fund, Class Y		385
205	The Hartford Value Fund, Class Y		2,886

	Total equity funds (cost $11,761)		$13,047

FIXED INCOME FUNDS — 35.2%
86	The Hartford Floating Rate Fund, Class Y		$839
262	The Hartford Income Fund, Class Y		2,648
121	The Hartford Inflation Plus Fund, Class Y		1,289
117	The Hartford Short Duration Fund, Class Y		1,148
33	The Hartford Strategic Income Fund, Class Y		326
83	The Hartford Total Return Bond Fund, Class Y		882

	Total fixed income funds (cost $7,180)		$7,132

	Total investments in affiliated investment companies (cost $18,941) (C)	99.7%	$20,179
	Other assets and liabilities	0.3%	60

	Total net assets	100.0%	$20,239

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $18,944 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,388
Unrealized Depreciation	(153)

Net Unrealized Appreciation	$1,235

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2030 Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.0%
EQUITY FUNDS — 77.7%
71	The Hartford Capital Appreciation Fund, Class Y		$3,512
35	The Hartford Disciplined Equity Fund, Class Y		539
48	The Hartford Equity Income Fund, Class Y		737
28	The Hartford Global Growth Fund, Class Y		746
13	The Hartford Growth Opportunities Fund, Class Y		496
49	The Hartford International Opportunities Fund, Class Y		1,098
59	The Hartford International Small Company Fund, Class Y		1,081
57	The Hartford Select MidCap Value Fund, Class Y		696
83	The Hartford Select SmallCap Value Fund, Class Y		980
15	The Hartford Small Company Fund, Class Y		396
17	The Hartford Stock Fund, Class Y		435
170	The Hartford Value Fund, Class Y		2,400

	Total equity funds (cost $11,691)		$13,116

FIXED INCOME FUNDS — 21.3%
58	The Hartford Income Fund, Class Y		$587
82	The Hartford Inflation Plus Fund, Class Y		872
58	The Hartford Short Duration Fund, Class Y		565
149	The Hartford Total Return Bond Fund, Class Y		1,581

	Total fixed income funds (cost $3,592)		$3,605

	Total investments in affiliated investment companies (cost $15,283) (C)	99.0%	$16,721
	Other assets and liabilities	1.0%	166

	Total net assets	100.0%	$16,887

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $15,285 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,486
Unrealized Depreciation	(50)

Net Unrealized Appreciation	$1,436

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 97.8%
	Airport Revenues — 2.3%
	San Jose, CA, Airport Rev AMT
$1,000	5.00%, 03/01/2037	$1,007

	General Obligations — 2.8%
	California Statewide GO
870	4.75%, 09/01/2028	867
	Grant, CA, Joint USD GO
400	4.38%, 08/01/2031	381

		1,248

	Health Care/Services — 9.1%
	California ABAG FA for Nonprofit Corps, San Diego Hospital Assoc
200	5.38%, 03/01/2021	205
	California Health Fac FA, Catholic Healthcare West
250	5.25%, 07/01/2023	256
	California Public Works Board, Dept of Mental Health Patton
200	5.38%, 04/01/2028	207
	California Statewide Community DA, Front Porch Communities & Services
500	5.13%, 04/01/2037 (I)	479
	California Statewide Community DA, Health Services Rev
250	6.00%, 10/01/2023	269
	California Statewide Community DA, Var-Kaiser-C
160	5.25%, 08/01/2031	164
	Rancho Mirage, CA, Joint Powers FA Rev Eisenhower Medical Center
500	5.00%, 07/01/2038	495
	Sierra View, CA, Local Health Care Dist
1,000	5.25%, 07/01/2032	1,012
	Turlock, CA, Health Fac Rev, Emanuel Medical Center
500	5.13%, 10/15/2037	482
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	500

		4,069

	Higher Education (Univ., Dorms, etc.) — 16.2%
	California Educational Fac Auth, Dominican University
300	5.00%, 12/01/2025	297
	California Educational Fac Auth, Golden Gate University
455	5.00%, 10/01/2025	455
	California Educational Fac Auth, Huntington Park Rev
600	5.15%, 07/01/2030	569
	California Educational Fac Auth, La Verne University
180	5.00%, 06/01/2031	174
	California Educational Fac Auth, Pitzer College
630	5.00%, 04/01/2030	639
	Higher Education (Univ., Dorms, etc.) — (continued)
	California Educational Fac Auth, University of the Pacific
750	5.00%, 11/01/2036	758
	California Educational Fac Auth, Woodbury University
200	5.00%, 01/01/2025	198
	California Municipal FA, University Students Coop Assoc
250	4.75%, 04/01/2027	237
	California State University Systemwide Rev
1,000	5.00%, 11/01/2028	1,042
	California Statewide Community DA, California Baptist University
1,000	5.50%, 11/01/2038	989
	California Statewide Community DA, Drew School
750	5.30%, 10/01/2037	717
	California Statewide Community DA, John F Kennedy University Rev
250	6.75%, 10/01/2033	266
	California Statewide Community DA, Thomas Jefferson School of Law
175	4.88%, 10/01/2035	158
	California Statewide Community DA, Windrush School
250	5.50%, 07/01/2037	249
	Chabot-Las Positas, CA, Community College Dist
1,895	5.05%, 08/01/2033 (M)	515

		7,263

	Housing (HFA’s, etc.) — 2.3%
	California Housing Fin Agency, Home Mortgage Rev AMT
600	4.80%, 08/01/2037	567
	Monterey County, CA, Certificate of Participation
500	4.50%, 08/01/2037	473

		1,040

	Industrial — 3.5%
	California State Enterprise Auth, Sewer FA Rev AMT
500	5.30%, 09/01/2047	489
	California Statewide Community DA Rev AMT
300	4.80%, 09/01/2046	269
	Chula Vista, CA, IDR Daily San Diego Gas
300	5.30%, 07/01/2021	316
	Virgin Islands Public FA Rev AMT
250	4.70%, 07/01/2022	238
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	263

		1,575

	Miscellaneous — 10.3%
	Golden State Tobacco Securitization Agency
3,750	5.75%, 06/01/2047	3,604

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — (continued)
	Miscellaneous — (continued)
	Kern County, CA, Tobacco Securitization Agency
$1,000	6.00%, 06/01/2029	$1,017

		4,621

	Pollution Control — 1.7%
	Big Bear Municipal Water Dist, Ref Lake Improvements
250	5.00%, 11/01/2024	253
	Sacramento, CA, Pollution Control FA AMT
500	4.75%, 12/01/2023	498

		751

	Prerefunded — 5.2%
	Beaumont, CA, FA Local Agency Rev Ser A
50	7.25%, 09/01/2020	56
	California Infrastructure & Econ Development, Bay Area Toll Bridges
500	5.00%, 07/01/2022	548
	California State Water Dept, Res Power Supply Rev
250	5.88%, 05/01/2016	277
	Capistrano, CA, USD Community Fac Dist Special Tax Talega
100	5.88%, 09/01/2022	112
	Contra Costa County, CA, Public FA Tax Allocation
330	5.63%, 08/01/2033	365
	Oakland, CA, Redev Agency Tax Allocation, Colliseum Area Redev
250	5.25%, 09/01/2033	271
	Santa Margarita, CA, Water Dist Special Tax Community Fac Dist
200	6.00%, 09/01/2030	225
	Solano, CA, MBIA Certificate of Participation
425	5.25%, 11/01/2021	460

		2,314

	Public Facilities — 0.7%
	California Public Works Board, Dept of Health Services Richmond Lab
300	5.00%, 11/01/2030	309

	Special Tax Assessment — 24.0%
	Azusa, CA, Special Tax Community Fac Dist Mountain Cove
100	5.75%, 09/01/2021	102
	Beaumont, CA, FA Improvement Area #8
250	5.05%, 09/01/2037	228
	California ABAG FA for Nonprofit Corps, Windemere Ranch
300	5.00%, 09/02/2034	277
	Chino, CA, Community Fac Dist Special Tax #2
225	5.00%, 09/01/2036	204
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036	435
	Elk Grove, CA, Special Tax
750	5.25%, 09/01/2037	707
	Special Tax Assessment — (continued)
	Escondido, CA, Community Fac Dist Special Tax
250	5.15%, 09/01/2036	235
	Folsom, CA, Public FA Special Tax Rev
250	5.20%, 09/01/2032	236
	Hemet, CA, USD Community Fac Dist Special Tax #2005-1
250	5.13%, 09/01/2036	230
	Hemet, CA, USD Community Fac Dist Special Tax #2005-3
500	5.75%, 09/01/2039	500
	Imperial, CA, Special Tax Community Fac
325	5.00%, 09/01/2026	303
	Indio, CA, Community Fac Dist Special Tax
300	5.05%, 09/01/2026	283
	Indio, CA, Public FA Rev Local Agency
135	5.00%, 09/02/2014	137
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
57	6.35%, 09/02/2027	58
	Irvine, CA, Community Fac Dist #2005-2
225	5.20%, 09/01/2026	219
	Irvine, CA, Improvement Bond Act 1915
300	5.00%, 09/02/2030	277
	Jurapa, CA, Community Services Dist Special Tax Dist #30
500	5.60%, 09/01/2037	497
	Jurupa, CA, Community Services Dist Special Tax Dist #17
250	5.20%, 09/01/2036	233
	Jurupa, CA, Community Services Dist Special Tax Dist #6
100	5.88%, 09/01/2032	101
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6
150	5.00%, 09/01/2030	138
	Lake Elsinore, CA, Special Tax Community Fac Dist #2-A
100	5.85%, 09/01/2024	103
	Lake Elsinore, CA, Special Tax Community Fac Dist#2005-1A
200	5.35%, 09/01/2036	191
	Lake Elsinore, CA, Special Tax Community Fac Dist#3
250	5.15%, 09/01/2025	245
	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat
150	5.75%, 09/01/2023	152
	Lincoln, CA, Public FA Special Tax Rev
495	5.00%, 09/01/2034	450
	Manhattan Beach, CA, Improvement Board Special Tax
295	5.00%, 09/02/2026	295
	Moreno Valley, CA, USD Community Fac Special Tax #2002-1
110	5.60%, 09/01/2017	112

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
MUNICIPAL BONDS — (continued)
	Special Tax Assessment — (continued)
	Orange County, CA, Community Fac Dist Special Tax Ladera Ranch
$100	5.20%, 08/15/2019		$101
200	5.40%, 08/15/2022		203
	Orange County, CA, Special Tax Assessment
165	5.05%, 09/02/2033		159
	Perris, CA, Community Fac Dist Special Tax #2001-1
300	5.00%, 09/01/2037		271
	Perris, CA, Public FA Local Agency Rev
100	6.25%, 09/01/2033		104
	Poway, CA, USD Special Tax Dist #2001-1
250	5.13%, 09/01/2026		237
	Roseville, CA, FA Special Tax Rev
500	5.00%, 09/01/2033		464
	Roseville, CA, Special Tax Dist Westpark
200	5.25%, 09/01/2025		196
	Sacramento, CA, North Natomas Community Fac
250	5.00%, 09/01/2025		241
	Sun Ranch, CA, Municipal Water Dist
200	5.00%, 09/01/2036		184
	Tustin, CA, Community Fac Special Tax B
500	6.00%, 09/01/2036		513
	Tustin, CA, USD Community Fac Dist Special Tax #97 Jr Lien
250	5.60%, 09/01/2029		248
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
200	6.00%, 10/01/2021		203
	Westside, CA, USD Special Tax #2005-2
300	5.00%, 09/01/2036		269
	William S Hart USD Special Tax
300	5.25%, 09/01/2026		288
125	5.85%, 09/01/2022		129

			10,758

	Tax Allocation — 10.4%
	Burbank, CA, FA Rev South San Fernando Redev Proj
350	5.50%, 12/01/2023		362
	Chico, CA, Redev Agency Tax Allocation
650	5.00%, 04/01/2027		675
	Contra Costa County, CA, Public FA Tax Allocation
70	5.63%, 08/01/2033		72
	Corona, CA, Redev Agency Tax Allocation
300	4.50%, 11/01/2032		287
	Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj
400	5.50%, 10/01/2027		408
	Huntington Park, CA, Public FA Rev Ref
400	5.25%, 09/01/2019		436
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
300	5.70%, 09/01/2025		313
	Petaluma, CA, Community Development Tax Allocation
500	4.50%, 05/01/2039		476
	Tax Allocation — (continued)
	Riverside County, CA, Public FA Tax Allocation Jurupa Desert & Interstate 215
200	4.50%, 10/01/2037		191
	Sacramento, CA, FA Lease Rev MBIA AMT
350	5.46%, 07/15/2027 (L)		342
	San Diego, CA, Redev Agency Centre City Sub Pkg
200	5.25%, 09/01/2026		202
	San Diego, CA, Redev Agency Tax Allocation, North Bay Redev Proj
150	5.60%, 09/01/2017		155
	San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj
175	5.30%, 09/01/2016		180
	Temecula, CA, Redev Agency Tax Allocation Rev
250	5.63%, 12/15/2038		247
	Virgin Islands Public FA Rev
300	4.25%, 10/01/2029		287

			4,633

	Transportation — 2.3%
	San Francisco, CA, Toll Bridge Rev
1,000	5.00%, 04/01/2031		1,035

	Utilities — Gas — 2.3%
	Long Beach, CA, Bond FA Natural Gas Purchase Rev Ser A
1,000	5.50%, 11/15/2037		1,027

	Utilities — Water and Sewer — 4.7%
	Atwater, CA, Public FA Sewer & Water Proj
500	5.50%, 05/01/2028		508
	California Metropolitan Water Dist, Southern CA Waterworks Rev
1,000	4.38%, 07/01/2037		956
	Lathrop, CA, FA Rev Water Supply Proj
250	6.00%, 06/01/2035		255
	Stockton, CA, Wastewater System Proj MBIA
375	5.20%, 09/01/2029		386

			2,105

	Total municipal bonds (cost $44,057)		$43,755

Shares
SHORT-TERM INVESTMENTS — 1.1%
	Finance — 1.1%
500	Dreyfus Basic California Municipal Money Market Fund		$500

	Total short-term investments (cost $500)		$500

	Total investments (cost $44,557) (C)	98.9%	$44,255
	Other assets and liabilities	1.1%	476

	Total net assets	100.0%	$44,731

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $44,557 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$576
Unrealized Depreciation	(878)

Net Unrealized Depreciation	$(302)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $479, which represents 1.07% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDR	— Industrial Development Revenue Bond
MBIA	— Municipal Bond Insurance Association
USD	— United School District

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free Minnesota Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 95.0%
	Airport Revenues — 2.9%
	Minneapolis & St Paul, MN, Airport Commission FGIC AMT
$1,000	5.63%, 01/01/2018	$1,043

	General Obligations — 11.8%
	Anoka-Hennepin, MN, ISD #11 GO Credit Enhancement Program
1,000	5.00%, 02/01/2015 #	1,039
	Brainerd, MN, ISD #181 GO FGIC
500	5.38%, 02/01/2016	536
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	261
	Rosemount, MN, ISD #196 GO MBIA
1,950	5.70%, 04/01/2015 (M)	1,443
	Todd, Morrison, Cass, & Wadena County, MN, Hospital Lakewood Health Care Fac
725	5.25%, 12/01/2026	724
	Willmar, MN, Rice Memorial Hospital Proj FSA
250	5.00%, 02/01/2025	259

		4,262

	Health Care/Services — 25.2%
	Bemidji, MN, Health Care Fac Ref, North Country Health Services
500	5.00%, 09/01/2021 — 09/01/2024	511
	Chippewa County, MN, Gross Rev Montevideo Hospital Proj
500	5.50%, 03/01/2037	474
	Duluth, MN, Econ DA Health Care Fac Rev, Benedictine Health System St Mary’s
1,130	5.50%, 02/15/2023 #	1,179
	Hastings, MN, Housing Rev
500	5.25%, 11/01/2031	474
	Inver Grove Heights, MN, Presbyterian Homes Care
350	5.50%, 10/01/2033	336
	Minneapolis, MN, Health Care System AllinaHealth
250	6.00%, 11/15/2018	278
	Minnesota Agriculture and Econ Development Healthcare Fac, Benedictine Health
1,000	5.25%, 02/15/2014	1,043
	Northfield, MN, Hospital Rev
330	5.38%, 11/01/2031	327
	Prior Lake, MN, Shepherds Path Sr Housing
350	5.75%, 08/01/2041	344
	Rochester, MN, Health Care Fac Rev
1,000	5.00%, 11/15/2036	1,020
	St Louis Park, MN, Roitenberg Family Assisted Proj
300	5.55%, 08/15/2029	301
	St Paul, MN, Housing & Redev Auth, Hospital Rev
335	6.00%, 11/15/2025	351
	Stillwater, MN, Health System Obligation Group
750	5.00%, 06/01/2035	739
	Winona, MN, Health Care Fac Rev
1,000	5.15%, 07/01/2031	969
	Woodbury, MN, Economic DA, Summerhouse Proj
500	5.75%, 06/01/2041	492
	Health Care/Services — (continued)
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
300	5.38%, 05/01/2037	282

		9,120

	Higher Education (Univ., Dorms, etc.) — 13.2%
	Falcon Heights, MN, Lease Rev
225	6.00%, 11/01/2037 (Q)	221
	Minneapolis, MN, Housing Rev
400	5.00%, 10/01/2037	356
	Minnesota Higher Education FA, Augsburg College
1,000	5.00%, 05/01/2020 — 05/01/2023	1,015
	Minnesota Higher Education FA, College of St Benedict
350	5.25%, 03/01/2024	355
	Minnesota Higher Education FA, Minneapolis College of Art and Design
300	5.00%, 05/01/2026	300
	Ramsey, MN, Lease Rev Pact Charter School Proj
250	6.50%, 12/01/2022	258
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
300	6.75%, 12/01/2022	306
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
260	6.00%, 09/01/2036 (H)	264
	St Paul, MN, Housing & Redev Auth, Hope Community Academy Proj
450	6.25%, 12/01/2019	465
	St Paul, MN, Housing & Redev Auth, Lease Rev
825	5.00%, 12/01/2036	744
	University Virgin Islands
270	5.13%, 12/01/2022	273
225	5.25%, 12/01/2023 — 12/01/2024	228

		4,785

	Housing (HFA’s, etc.) — 5.4%
	Golden Valley, MN, Calvary Center Apts Proj
500	4.85%, 12/20/2041	475
	Minneapolis, MN, Multifamily Housing Rev AMT
350	5.40%, 04/01/2028	338
	Minnesota Residential Housing Fin Agency
750	5.00%, 01/01/2020	751
	Stillwater, MN, Multifamily Housing Rev AMT
400	5.38%, 02/01/2032	379

		1,943

	Industrial — 2.2%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	789

	Pollution Control — 1.4%
	Cohasset, MN, Pollution Control Rev Ref Coll Allete Inc Proj
500	4.95%, 07/01/2022	502

	Prerefunded — 15.1%
	Becker, MN, ISD #726 GO FSA
1,300	6.00%, 02/01/2017	1,369
	Golden Valley, MN, Breck School Proj Rev
1,000	5.88%, 10/01/2019	1,045

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)
MUNICIPAL BONDS — (continued)
	Prerefunded — (continued)
	Mounds View, MN, ISD #621 GO
$785	5.25%, 02/01/2014		$824
	University of Minnesota
1,000	5.75%, 07/01/2018		1,155
	Waconia, MN, Health Care Fac Rev, Ridgeview Medical Center Proj
1,000	6.10%, 01/01/2019		1,054

			5,447

	Public Facilities — 6.3%
	Minnesota Intermediate School Dist Lease Rev
360	5.30%, 11/01/2032		350
	Puerto Rico Commonwealth Public Fin Corp Appropriation
1,000	5.75%, 08/01/2027		1,061
	Renville County, MN, Housing & Redev Auth, Health & Human Services
360	4.60%, 02/01/2027		348
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019		518

			2,277

	Tax Allocation — 3.3%
	Minneapolis, MN, Tax Increment Grant Park Proj
350	5.35%, 02/01/2030		331
	Minnesota Agricultural Society, State Fair Rev
835	5.13%, 09/15/2023		863

			1,194

	Utilities — Electric — 5.1%
	Chaska, MN, Electric Rev Ref Generating Fac
500	5.00%, 10/01/2030		511
	Minnesota Power Agency, Electric Rev
500	5.25%, 10/01/2019		532
	Northern MN Municipal Power Agency, Electric System Rev FSA
500	5.30%, 01/01/2021		511
	Princeton, MN, Public Utility System Rev
300	5.00%, 04/01/2024		304

			1,858

	Utilities — Water and Sewer — 3.1%
	Puerto Rico Commonwealth Aqueduct & Sewer Auth Rev
1,000	6.25%, 07/01/2013 #		1,112

	Total municipal bonds (cost $33,852)		$34,332

Shares
SHORT-TERM INVESTMENTS — 4.2%
	Finance — 4.2%
1,512	State Street Bank Tax Free Money Market		$1,512

	Total short-term investments (cost $1,512)		$1,512

	Total investments (cost $35,364) (C)	99.2%	$35,844
	Other assets and liabilities	0.8%	297

	Total net assets	100.0%	$36,141

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $35,364 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$926
Unrealized Depreciation	(446)

Net Unrealized Appreciation	$480

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $223.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2006	260	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj, 6.00%, 09/01/2036	$262

The aggregate value of these securities at October 31, 2007 was $264 which represents 0.73% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
PA	— Port Authority

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 96.0%
	Alabama — 1.1%
	Huntsville, AL, GO
$1,855	5.25%, 05/01/2022	$1,980

	Alaska — 0.5%
	Alaska Housing Finance Corp, Home Mortgage AMT
1,000	4.70%, 06/01/2027 #	955

	Arizona — 2.7%
	Arizona Sundance Community Fac Dist, Special Assess Rev #2
395	7.13%, 07/01/2027 (H)	415
	Phoenix, AZ, GO
1,800	6.25%, 07/01/2017	2,137
	Pima County, AZ, Charter Schools Proj
1,100	5.75%, 07/01/2016 (H)	1,134
	Pima County, AZ, Noah Webster Basic School
1,000	5.60%, 12/15/2019	1,022
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022 (H)	213

		4,921

	California — 6.1%
	California Educational Fac Auth, University of the Pacific
1,000	5.00%, 11/01/2036	1,011
	California State Public Works Board
1,000	5.25%, 06/01/2030	1,032
	California Statewide Community DA, Var-Kaiser-C
465	5.25%, 08/01/2031	475
	Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega
250	5.90%, 09/01/2020	280
	Indio, CA, Public FA Rev Local Agency
625	5.63%, 09/02/2018	630
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
38	6.35%, 09/02/2027	39
	Jurupa, CA, Community Services Dist Special Tax Dist #6
400	5.88%, 09/01/2032	405
	Lathrop, CA, FA Rev Water Supply Proj
750	6.00%, 06/01/2035	765
	Moreno Valley, CA, USD Community Fac Dist Special Tax #2002-1
500	6.00%, 09/01/2022	517
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
700	5.70%, 09/01/2025	730
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	558
	Perris, CA, Public FA Local Agency Rev
495	6.25%, 09/01/2033	515
	Pomona, CA, Public FA Rev Sub-Merged Redev
1,000	5.50%, 02/01/2023	1,091
	California — (continued)
	San Diego, CA, Redev Agency Centre City Sub Pkg
500	5.25%, 09/01/2026	$506
	San Jose, CA, Santa Clara County University
1,800	4.91%, 08/01/2027 (M)	725
	San Manuel, CA, Entertainment Auth Public Improvement
1,000	4.50%, 12/01/2016 (H)	979
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
800	6.00%, 10/01/2021	812

		11,070

	Colorado — 6.3%
	Antelope Heights Metro Dist GO
1,125	5.00%, 12/01/2037	1,098
	Arapaho County, CO, Conservatory Metro Dist
2,000	5.13%, 12/01/2037	2,012
	Bromley Park, CO, Metro Dist #2 GO
2,000	5.13%, 12/01/2037	1,953
	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis
1,000	6.13%, 12/15/2035 (H)	1,006
	Colorado Health Fac Auth, Adventist Health
1,200	5.25%, 11/15/2035	1,222
	Denver, CO, Rendezvous Residential Metro Dist GO
600	5.38%, 12/01/2021	575
	Fort Collins, CO, PCR Ref, Anheuser Busch Proj
1,000	4.70%, 09/01/2040	928
	Pinery West, CO, Metro Dist #2 GO
1,000	4.50%, 12/01/2032	896
	Reata, CO, North Metro Dist GO
1,000	5.50%, 12/01/2032 (I)	949
	Sorrel Ranch, CO, Metro Dist Ltd Tax GO
1,000	5.75%, 12/01/2036	921

		11,560

	Connecticut — 0.5%
	Mashantucket, CT, Western Pequot Tribe
1,000	5.50%, 09/01/2036 (H)	996

	Florida — 10.9%
	Amelia Walk Community Development
1,000	5.50%, 05/01/2037 #	874
	Bellalgo, FL, Education Fac Benefits Dist Capital
925	5.85%, 05/01/2022	925
	Colonial Country Club Community Development Dist, Capital Improvement Rev
480	6.40%, 05/01/2033	525
	Florida Dept of Environmental Protection Preservation, MBIA
1,250	5.38%, 07/01/2015 #	1,349
	Florida Gateway Services Community Development Dist, Special Assessment Sun City Center Fort Meyers Proj
195	5.50%, 05/01/2010	192
	Highland County, FL, Adventist Hospital
3,000	5.25%, 11/15/2036	3,065

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — (continued)
	Florida — (continued)
	Jacksonville, FL, Econ Development Community Health Care Facilities
$5,000	6.25%, 09/01/2027 (H)	$5,117
	Jacksonville, FL, Econ Development Rev AMT
2,000	4.75%, 03/01/2047	1,770
	Lee County, FL, Industrial DA
1,500	5.25%, 06/15/2027	1,409
	Lee Memorial Health System, Florida Hospital Rev
2,000	5.00%, 04/01/2032	2,015
	Rolling Hills Community Development Dist
100	5.45%, 05/01/2037	89
	Sweetwater Creek, FL, Community Development
1,000	5.30%, 05/01/2017	900
	Tolomato, FL, Community Development Dist
1,200	6.65%, 05/01/2040	1,205
	University Square Community Development
500	5.88%, 05/01/2038	484

		19,919

	Georgia — 2.4%
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,233
	Fulton County, GA, Water & Sewer Rev FGIC
35	6.38%, 01/01/2014	38
	Fulton County, GA, Water & Sewer Rev FGIC (Partially Prerefunded with State and Local Gov’t Securities)
1,765	6.38%, 01/01/2014	1,929
	Georgia Municipal Electric Auth, Power Rev
945	6.50%, 01/01/2017	1,091
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities)
40	6.50%, 01/01/2017	46
	Georgia Municipal Electric Auth, Power Rev 2005 Ser Y (Prerefunded with US Gov’t Securities)
15	6.50%, 01/01/2017	18

		4,355

	Illinois — 7.3%
	Bolingbrook, IL, Sales Tax Rev
445	6.42%, 01/01/2024 (M)	447
	Chicago, IL, Board of Education GO MBIA
960	5.25%, 12/01/2019	1,019
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc
750	5.50%, 12/01/2030	701
	Chicago, IL, Proj & Ref Ser A
1,500	4.75%, 01/01/2036	1,507
	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B
1,000	6.75%, 06/01/2022	1,059
	Hampshire, IL, Special Service Area #13
1,800	5.75%, 03/01/2037	1,698
	Hampshire, IL, Special Service Area #16
800	6.00%, 03/01/2046	781
	Illinois — (continued)
	Huntley, IL, Special Service Area #9
1,500	5.10%, 03/01/2028	1,523
	Illinois Education FA, Augustana College Ser A
500	5.70%, 10/01/2032	515
	Plano, IL, Lakewood Springs Proj Special Services Area
500	6.10%, 03/01/2035	512
	Round Lake, IL, Special Tax Rev
1,000	4.70%, 03/01/2033	961
498	6.70%, 03/01/2033	565
	Wauconda, IL, Special Service Area #1 Liberty Lakes Proj
1,000	6.63%, 03/01/2033	1,052
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
966	6.88%, 03/01/2033 (H)	1,010

		13,350

	Indiana — 2.7%
	East Chicago Industrial Solid Waste Disposal AMT
700	5.50%, 09/01/2028	684
	Indiana Health, Clarian Health Obligation
2,000	5.00%, 02/15/2039	1,959
	Indiana State FA Rev
2,240	5.00%, 10/01/2033 (Q)	2,227

		4,870

	Iowa — 0.5%
	Iowa FA, Single Family Mortgage Rev AMT
1,000	4.80%, 01/01/2037	949

	Kansas — 0.9%
	La Cygne, KS, Kansas City Power & Light
260	4.65%, 09/01/2035	260
	Lawrence, KS, Lawrence Memorial Hospital
500	5.13%, 07/01/2036	503
	Salina, KS, Salina Regional Health Hospital Rev
1,000	4.63%, 10/01/2031	954

		1,717

	Kentucky — 0.1%
	Boone County, KY, Pollution Control Dayton Power & Light
150	4.70%, 01/01/2028	151

	Louisiana — 1.9%
	Louisiana Public Fac Auth, Ochsner Clinic Foundation Proj
500	5.50%, 05/15/2027	558
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj
2,000	5.50%, 05/15/2047	2,022
	Louisiana Public Fac Auth, Susla Fac Inc
1,000	5.75%, 07/01/2039 (I)	977

		3,557

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — (continued)
	Maryland — 0.6%
	Maryland Econ Development Corp, Student Housing Rev University of Maryland College Park Proj
$1,000	6.50%, 06/01/2027	$1,145

	Massachusetts — 0.6%
	Massachusetts, GO Consolidated Loan
940	5.25%, 03/01/2021	1,003
	Massachusetts, GO Consolidated Loan FSA (Prerefunded with US Gov’t Securities)
60	5.25%, 03/01/2021	64

		1,067

	Michigan — 5.1%
	Detroit, MI, GO MBIA
500	5.50%, 04/01/2020	532
	Detroit, MI, Water Supply System Ref Rev FGIC
1,750	6.50%, 07/01/2015	2,029
	Macomb County, MI, Hospital FA, Mt Clemens Hospital
1,000	5.75%, 11/15/2025	1,024
	Michigan Hospital FA, Rev Ref Henry Ford Health System
500	5.63%, 03/01/2017	547
	Michigan Strategic Fund Ltd, Rev Ref Dow Chemical Proj AMT
750	5.50%, 12/01/2028	781
	Michigan Tobacco Settlement FA Ser A
4,500	6.00%, 06/01/2048	4,487

		9,400

	Minnesota — 2.4%
	Inver Grove Heights, MN, Presbyterian Homes Care
175	5.50%, 10/01/2033	168
	Minneapolis, MN, Health Care System AllinaHealth
750	6.00%, 11/15/2018	834
	Minnesota Residential Housing Fin Agency
745	5.00%, 01/01/2020 #	746
	Ramsey, MN, Lease Rev Pact Charter School Proj
500	6.50%, 12/01/2022	515
	St Paul, MN, Housing & Redev Auth Lease Rev
860	6.00%, 12/01/2018	877
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
500	6.75%, 12/01/2022	511
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
740	6.00%, 09/01/2036 (H)	752

		4,403

	Mississippi — 0.2%
	Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev Ref Weyerhaeuser Co Proj
250	6.80%, 04/01/2022	291

	Missouri — 1.7%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	630
	Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj
1,000	5.75%, 03/01/2029	997
	St Louis, MO, Industrial DA, Confluence Academy Proj
550	5.35%, 06/15/2032	510
	Stone Canyon, MO, Community Improvement Proj
1,000	5.75%, 04/01/2027	954

		3,091

	Montana — 0.3%
	Montana Fac FA, St Peters Hospital Proj
700	4.38%, 06/01/2036	640

	Nevada — 2.5%
	Clark County, NV, Improvement Dist #142
985	6.38%, 08/01/2023	1,016
	Reno, NV, Catholic Healthcare West
2,000	5.25%, 07/01/2031	2,041
	Reno, NV, Renown Regional Medical Center Proj
1,485	5.25%, 06/01/2032	1,512

		4,569

	New Hampshire — 0.4%
	New Hampshire Health & Education Fac, Elliot Hospital
750	5.60%, 10/01/2022	791

	New Jersey — 1.6%
	New Jersey Education Fac, Fairleigh Dickinson University
275	6.00%, 07/01/2025	287
	New Jersey Education Fac, Georgian Court College
500	6.50%, 07/01/2033	571
	New Jersey Tobacco Settlement Funding Corp
1,950	6.13%, 06/01/2024	2,065

		2,923

	New Mexico — 1.1%
	Cabezon, NM, Public Improvement Dist
665	5.20%, 09/01/2015	667
	New Mexico Mortgage FA AMT
1,000	4.75%, 01/01/2031	965
	Otero County, NM, Jail Proj
400	6.00%, 04/01/2023	404

		2,036

	New York — 5.8%
	Dutchess County, NY, IDA Civic Fac Rev Ref, Marist College
250	5.00%, 07/01/2022	255
	Erie County, NY, IDA Applied Tech Charter School Proj
550	6.75%, 06/01/2025	546

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — (continued)
	New York — (continued)
	Liberty, NY, Corp Development Goldman Sachs Headquarters
$1,000	5.25%, 10/01/2035	$1,064
	New York, NY, GO
30	5.75%, 03/01/2019	33
	New York, NY, GO (Prerefunded with US Gov’t Securities)
45	5.75%, 03/01/2019	50
	New York, NY, IDA American Airlines JFK International Airport AMT
1,060	7.13%, 08/01/2011	1,095
	New York, NY, IDA Terminal One Group Assoc Proj AMT
1,000	5.50%, 01/01/2024	1,049
	New York, NY, Jetblue Airways Corp Proj AMT
500	5.13%, 05/15/2030	440
	Seneca Nation Indians Capital Improvement Special Tax
1,000	5.00%, 12/01/2023 (I)	962
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,975	6.00%, 09/15/2027	3,983
	Utica, NY, IDA Civic Fac Rev, Utica College
620	6.88%, 12/01/2014	651
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
400	6.38%, 01/01/2024	421

		10,549

	North Carolina — 3.2%
	North Carolina Medical Care Community
3,800	4.50%, 10/01/2031 — 01/01/2032 #	3,447
	North Carolina Municipal Power Agency, Catawba Elec Rev
500	5.50%, 01/01/2014	533
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
2,000	5.25%, 01/01/2032	1,878

		5,858

	Ohio — 4.7%
	Buckeye Tobacco Settlement FA
7,000	5.88%, 06/01/2047	6,787
	Cuyahoga County, OH, Rev Ref Class A
300	5.50%, 01/01/2029	312
	Hamilton, OH, School Dist Improvement
1,270	6.15%, 12/01/2016	1,485

		8,584

	Oklahoma — 0.7%
	Tulsa County, OK, St Francis Health Care System
1,210	5.00%, 12/15/2029	1,216

	Other U.S. Territories — 0.4%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	789

	Pennsylvania — 1.7%
	Carbon County, PA, IDA Res Recovery Panther Creek Partners Proj AMT
455	6.65%, 05/01/2010	464
	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj
800	6.13%, 02/01/2028	820
	Scranton Parking Auth
1,825	5.25%, 06/01/2034	1,845

		3,129

	Rhode Island — 3.5%
	Central Falls, RI, Detention FA Fac Rev
1,000	6.75%, 01/15/2013	1,034
	Rhode Island Health & Education Bldg Corp Fin, Lifespan Obligation Group
250	6.50%, 08/15/2032	282
	Rhode Island Tobacco Settlement Funding Corp
5,000	6.00%, 06/01/2023	5,081

		6,397

	South Carolina — 2.1%
	Dorchester County, SC, School Dist #2 Installment Purchase
1,000	5.25%, 12/01/2024	1,037
	Lancaster County, SC, Sun City Carolina Lakes Improvement
750	5.45%, 12/01/2037	705
	Richland County, SC, Environmental Improvement AMT
300	5.95%, 09/01/2031	306
	South Carolina Jobs Econ DA Rev
2,000	4.70%, 04/01/2035	1,885

		3,933

	Tennessee — 0.3%
	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj
500	7.63%, 03/01/2016	505

	Texas — 6.1%
	Brazoria, TX, Brazos River Habor Navigation Dow Chemical Co
1,500	4.95%, 05/15/2033	1,464
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp AMT
4,500	5.50%, 11/01/2030	4,117
	Maverick County, TX, Public Fac Corp Proj Rev
490	6.25%, 02/01/2024	500
	Tarrant County, TX, Cultural Education Fac, Buckner Retirement Services
2,000	5.25%, 11/15/2037	2,020
	Travis County, TX, Health Fac, Querencia Barton Creek Proj
1,000	5.65%, 11/15/2035	993
	Willacy County, TX, Corp Revival Proj (Prerefunded with State & US Gov’t Securities)
1,000	6.00%, 03/01/2009	1,020

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
MUNICIPAL BONDS — (continued)
	Texas — (continued)
	Willacy County, TX, GO
$1,000	6.88%, 09/01/2028		$1,054

			11,168

	Vermont — 0.3%
	Vermont Econ DA, Wake Robin Corp Proj
500	5.38%, 05/01/2036		478

	Virginia — 3.6%
	James City County, VA, Econ DA Residential Care Fac
840	5.40%, 07/01/2027		809
2,000	5.50%, 07/01/2037		1,894
	Norfolk, VA, Redev & Housing Auth First Mortgage Retirement Community
500	6.00%, 01/01/2025		513
	Peninsula, VA, PA Fac, CSX Transport Proj Rev
1,000	6.00%, 12/15/2012		1,058
	Peninsula, VA, Turn Center Community Dev DA
700	6.45%, 09/01/2037		718
	Virginia Tobacco Settlement Funding Corp
1,455	5.50%, 06/01/2026 (H)		1,589

			6,581

	Washington — 3.0%
	King County, WA, ISD #210 GO
670	5.00%, 06/01/2019		696
	Washington State Health Care FA, Group Health Cooperative
2,835	5.00%, 12/01/2022 — 12/01/2023		2,871
	Washington State Housing FA, Single Family Proj AMT
2,000	4.70%, 12/01/2038		1,849

			5,416

	Wisconsin — 0.2%
	Wisconsin Housing & Econ DA, GO Home Ownership Rev
360	4.85%, 09/01/2017		366

	Total municipal bonds (cost $175,039)		$175,675

Shares
SHORT-TERM INVESTMENTS — 3.0%
	Investment Pools and Funds — 3.0%
5,404	State Street Bank Tax Free Money Market Fund		$5,404

	Total short-term investments (cost $5,404)		$5,404

	Total investments (cost $180,443) (C)	99.0%	$181,079
	Other assets and liabilities	1.0%	1,846

	Total net assets	100.0%	$182,925

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $180,443 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,778
Unrealized Depreciation	(3,142)

Net Unrealized Appreciation	$636

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $2,888, which represents 1.58% of total net assets.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $2,254.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
04/2003	395	Arizona Sundance Community Fac Dist, Special Assess Rev #2, 7.13%, 07/01/2027 - 144A	$395
06/2006	1,000	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis, 6.13%, 12/15/2035 - 144A	1,000
08/2007	5,000	Jacksonville, FL, Econ Development Community Health Care Facilities, 6.25%, 09/01/2027	5,055
07/2006	1,000	Mashantucket, CT, Western Pequot Tribe, 5.50%, 09/01/2036 - 144A	1,017
04/2004	1,100	Pima County, AZ, Charter Schools Proj, 5.75%, 07/01/2016	1,100
11/2004	1,000	San Manuel, CA, Entertainment Auth Public Improvement, 4.50%, 12/01/2016 - 144A	1,000
09/2006	740	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj, 6.00%, 09/01/2036	745
05/2005	1,455	Virginia Tobacco Settlement Funding Corp, 5.50%, 06/01/2026	1,434
12/2002	200	Vistancia, AZ, Community Fac Dist GO, 6.75%, 07/15/2022	200
08/2003	966	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj, 6.88%, 03/01/2033	966

The aggregate value of these securities at October 31, 2007 was $13,211 which represents 7.22% of total net assets.

The accompanying notes are an integral part of these financial statements.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
IDA	— Industrial Development Authority Bond
MBIA	— Municipal Bond Insurance Association
PCR	— Pollution Control Revenue Bond
USD	— United School District

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free New York Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 95.6%
	General Obligations — 3.1%
	New York, NY, GO
$15	5.75%, 03/01/2019	$16
	New York, NY, GO Ser J
450	5.00%, 03/01/2030	463

		479

	Health Care/Services — 16.5%
	Chemung County, NY, IDA Civic Fac Rev, Arnot Ogden Medical Center
125	5.00%, 11/01/2034	126
	Genesee County, NY, IDA United Memorial Medical Center Proj
160	5.00%, 12/01/2032	146
	New York Dorm Auth, College & University Rev
150	5.00%, 11/01/2034	150
	New York Dorm Auth, Methodist Hospital
200	5.25%, 07/01/2019	204
	New York Dorm Auth, St Barnabas FHA AMBAC
450	5.13%, 02/01/2022	471
	New York Dorm Auth, Winthrop South Nassau University
200	5.50%, 07/01/2023	206
	Saratoga, NY, IDA Saratoga Hospital Proj
200	5.00%, 12/01/2014	205
	Suffolk County, NY, Jeffersons Ferry Proj
500	5.00%, 11/01/2028	469
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
500	6.00%, 09/15/2027	501
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
100	6.38%, 01/01/2024	105

		2,583

	Higher Education (Univ., Dorms, etc.) — 22.9%
	Albany, NY, Brighter Choice Charter School
200	5.00%, 04/01/2037	185
	Albany, NY, IDA Civic Fac Rev
250	5.00%, 07/01/2037	241
	Cattaraugus County, NY, IDR St Bonaventure University
175	5.10%, 05/01/2031	172
	Dutchess County, NY, IDA Civic Fac Rev Ref, Marist College
250	5.00%, 07/01/2022	255
	Erie County, NY, IDA Applied Tech Charter School Proj
250	6.75%, 06/01/2025	248
	Erie County, NY, IDA Global Concepts Charter School Proj
300	6.25%, 10/01/2037	297
	New York Dorm Auth, Brooklyn Law School
250	5.50%, 07/01/2019	262
	New York Dorm Auth, Fordham University FGIC
80	5.00%, 07/01/2020	84
	New York Dorm Auth, Mount St Mary College
400	5.00%, 07/01/2027	401
	Higher Education (Univ., Dorms, etc.) — (continued)
	New York Dorm Auth, Rochester University
135	5.25%, 07/01/2022	143
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	265
	Otsego County, NY, IDA Civic Fac Rev Hartwick College Proj
200	6.00%, 07/01/2011	207
	Rensselaer County, NY, Industrial Improvements
200	5.00%, 01/01/2036	206
	Seneca County, NY, IDA NY Chiropractic College Proj
150	5.00%, 10/01/2027	149
	St Lawrence, NY, IDA Civic Fac Rev, Clarkson University Proj
450	5.00%, 07/01/2023	461

		3,576

	Industrial — 10.2%
	Jefferson County, NY, IDA Waste Disposal
450	5.20%, 12/01/2020	451
	Liberty, NY, Corp Development Goldman Sachs Headquarters
200	5.25%, 10/01/2035	213
	Liberty, NY, Development Corp Rev Golman Sachs Headquarters
200	5.50%, 10/01/2037	221
	New York, NY, IDA American Airlines JFK International Airport AMT
150	7.13%, 08/01/2011	155
	New York, NY, IDA Terminal One Group Assoc Proj AMT
150	5.50%, 01/01/2024	157
	New York, NY, Jetblue Airways Corp Proj AMT
150	5.00%, 05/15/2020	136
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	263

		1,596

	Miscellaneous — 14.4%
	Nassau County, NY, Tobacco Settlement Corp
1,000	5.00%, 06/01/2035	949
	New York, NY, IDA Civic Fac Rev, YMCA of Greater NY Proj
250	5.25%, 08/01/2021	255
	Seneca Nation Indians Capital Improvement Special Tax
160	5.00%, 12/01/2023 (I)	154
	Tobacco Settlement FA of NY
400	5.50%, 06/01/2022	426
	TSACS, Inc., NY, Tobacco Settlement
500	5.13%, 06/01/2042	473

		2,257

	Pollution Control — 0.9%
	Onondaga County, NY, IDA PCR
150	4.88%, 07/01/2041	143

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)
MUNICIPAL BONDS — (continued)
	Prerefunded — 9.7%
	New York Dorm Auth, Court Fac
$425	5.50%, 05/15/2020		$466
	New York Dorm Auth, Mental Health Services Fac
5	5.00%, 02/15/2018		5
	New York Dorm Auth, State University Dorm Fac
450	5.00%, 07/01/2032		479
	New York, NY, GO
410	5.75%, 03/01/2019		453
	Utica, NY, IDA Civic Fac Rev, Utica College
100	6.88%, 12/01/2014		105

			1,508

	Public Facilities — 7.3%
	Niagara Falls, NY, School Dist Certificate of Participation
500	5.00%, 06/15/2028		518
	Rensselaer, NY, School Dist Certificate of Participation
600	5.00%, 06/01/2036		616

			1,134

	Tax Allocation — 3.0%
	New York, NY, Transitional FA Future Tax Secured
450	5.00%, 08/01/2023		467

	Transportation — 3.0%
	New York Metropolitan Transportation Auth
450	5.13%, 11/15/2031		463

	Utilities — Electric — 1.6%
	New York Energy Research & DA, Elec Fac Rev Adj Long Island Lighting Co. Proj
250	5.30%, 08/01/2025		255

	Utilities — Water and Sewer — 3.0%
	New York Environmental Fac Corp
450	5.00%, 07/15/2026		465

	Total municipal bonds (cost $14,816)		$14,926

Shares

SHORT-TERM INVESTMENTS — 2.8%
	Finance — 2.8%
442	Dreyfus Basic New York Municipal Money Market Fund		$442

	Total short-term investments (cost $442)		$442

	Total investments (cost $15,258) (C)	98.4%	$15,368
	Other assets and liabilities	1.6%	254

	Total net assets	100.0%	$15,622

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $15,258 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$265
Unrealized Depreciation	(155)

Net Unrealized Appreciation	$110

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $154, which represents 0.99% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligations
IDA	— Industrial Development Authority Bond
IDR	— Industrial Development Revenue Bond
PCR	— Pollution Control Revenue Bond

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 14.1%
	Finance — 13.9%
	ACT Depositor Corp.
$2,050	5.43%, 09/22/2041 (H)(L)	$1,642
	Banc of America Commercial Mortgage, Inc.
5,700	4.43%, 11/10/2039 #	5,543
18,129	4.52%, 09/11/2036 (I)(T)#	485
	Banc of America Securities Automotive Trust
1,230	4.49%, 02/18/2013 (H)	1,225
	Bayview Commercial Asset Trust
20,128	7.50%, 09/25/2037 (H)(T)	2,937
	Bayview Financial Acquisition Trust
1,000	7.16%, 05/28/2037 (H)(L)	700
	Bear Stearns Commercial Mortgage Securities, Inc.
11,867	4.07%, 07/11/2042 (T)	341
10,201	4.12%, 11/11/2041 (T)	235
22,918	5.50%, 02/11/2041 (H)(T)	380
3,360	5.58%, 09/11/2041 #	3,320
	CBA Commercial Small Balance Commercial Mortgage — Class X1
20,254	7.00%, 06/25/2038 (H)(T)	1,297
	CBA Commercial Small Balance Commercial Mortgage — Class X2
10,946	7.00%, 07/25/2035 (H)(T)	487
	Citigroup Commercial Mortgage Trust
2,050	5.41%, 10/15/2049 #	2,024
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (A)(I)(M)	—
10,500	5.93%, 07/25/2037 (L)	10,575
318	12.00%, 01/25/2037 (I)(M)	694
	Commercial Mortgage Pass-Through Certificates
3,600	5.31%, 12/10/2046	3,515
5,373	5.96%, 06/10/2046 (L)	5,455
3,515	6.01%, 12/10/2049 (L)	3,568
	Countrywide Asset-Backed Certificates
299	5.46%, 07/25/2035 #	278
	Countrywide Home Loans, Inc.
10,762	6.00%, 10/25/2037 #	10,855
	Credit Suisse Mortgage Capital Certificates
1,663	6.02%, 06/15/2038 (L)	1,683
	Credit-Based Asset Servicing and Securitization LLC
826	5.14%, 05/25/2036 (H)(L)	793
1,125	5.86%, 04/25/2037 #	1,093
	CS First Boston Mortgage Securities Corp.
146	2.08%, 05/15/2038	146
418	4.51%, 07/15/2037 #	411
	CWCapital Cobalt
4,845	5.48%, 04/15/2047	4,767
	DB Master Finance LLC
2,600	5.78%, 06/20/2031 (I)#	2,620
	First Horizon Mortgage Pass-Through Trust
11,086	5.86%, 05/25/2037 (L)	11,147
	GE Business Loan Trust
1,941	6.09%, 05/15/2034 (I)(L)	1,725
58,695	6.14%, 05/15/2034 (H)(T)	526
	Finance — (continued)
	Green Tree Financial Corp.
260	7.24%, 06/15/2028	268
	GS Mortgage Securities Corp. II
27,055	4.38%, 08/10/2038 (I)(T)#	228
	Home Equity Asset Trust
1,750	6.08%, 07/25/2037 (L)#	964
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 (A)(H)(M)	328
	JP Morgan Chase Commercial Mortgage Security Corp.
4,590	4.16%, 01/12/2039 (I)	4,348
93,402	4.82%, 08/12/2037 (T)	313
4,340	5.00%, 10/15/2042 (L)	4,151
92,076	5.42%, 05/12/2045 (T)	2,039
4,300	5.54%, 12/12/2043 (L)	3,991
3,040	6.20%, 02/12/2051 (I)(L)	2,975
	LB-UBS Commercial Mortgage Trust
3,950	5.22%, 02/15/2031 (L)#	3,821
25,441	5.26%, 09/15/2039 (T)	750
2,950	5.41%, 09/15/2039 (L)	2,882
975	5.45%, 11/15/2038 (L)	906
2,445	5.48%, 11/15/2038 (L)#	2,261
	Lehman Brothers Small Balance Commercial
1,013	5.52%, 09/25/2030 (I)	995
1,100	5.62%, 09/25/2036 (I)#	1,120
	Marlin Leasing Receivables LLC
2,870	5.33%, 09/16/2013 (I)	2,861
	Merrill Lynch Mortgage Trust
40,783	4.57%, 06/12/2043 (T)	925
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,350	5.20%, 12/12/2049	4,183
22,390	5.27%, 07/12/2046 (T)	736
2,040	6.10%, 06/12/2046 (L)	2,088
	Morgan Stanley Automotive Loan Trust
55	5.00%, 03/15/2012 (I)	55
	Morgan Stanley Dean Witter Capital I
12,535	0.46%, 08/25/2032 (A)(H)(T)	—
5,400	5.88%, 06/11/2049 (L)	5,469
4,204	8.05%, 08/25/2032 (H)(T)	1
	Nationstar Home Equity Loan Trust
496	9.97%, 03/25/2037 (H)(L)	489
	Option One Mortgage Loan Trust — Class M6
875	6.99%, 03/25/2037 (H)	568
	Option One Mortgage Loan Trust — Class M7
600	6.99%, 03/25/2037 (H)	360
	Option One Mortgage Loan Trust — Class M8
600	6.99%, 03/25/2037 (H)	300
	Popular ABS Mortgage Pass-Through Trust
650	4.75%, 12/25/2034	621
540	5.42%, 04/25/2035	500
	Renaissance Home Equity Loan Trust
800	5.36%, 05/25/2035 (H)	712
1,260	5.75%, 05/25/2036 (L)	1,200
650	7.50%, 04/25/2037 (H)	411

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	Renaissance Home Equity Loan Trust — Class M5
$1,550	7.00%, 09/25/2037 (H)	$1,162
	Renaissance Home Equity Loan Trust — Class M8
1,950	7.00%, 09/25/2037 (H)	1,073
	Soundview NIM Trust
339	6.41%, 12/25/2036 (H)	326
	Swift Master Automotive Receivables Trust
4,225	5.71%, 10/15/2012 (L)	4,225
	Wachovia Bank Commercial Mortgage Trust
8,979	3.65%, 02/15/2041 (I)(T)	206
417	4.52%, 05/15/2044	410
5,412	5.25%, 12/15/2043	5,366
686,170	10.00%, 02/15/2051 (T)	1,331
	Wachovia Bank Commercial Mortgage Trust — Class A2
2,650	5.42%, 01/15/2045 #	2,660
	Wachovia Bank Commercial Mortgage Trust — Class A4
2,500	5.42%, 01/15/2045 (L)	2,466
	Wamu Commercial Mortgage Securities Trust
4,760	6.31%, 03/23/2045 (I)(L)	4,780

		158,291

	Transportation — 0.2%
	Continental Airlines, Inc.
996	6.70%, 06/15/2021 #	996
786	8.05%, 11/01/2020 #	833

		1,829

	Total asset & commercial mortgage backed securities (cost $162,914)	$160,120

CORPORATE BONDS: INVESTMENT GRADE — 25.6%
	Basic Materials — 0.8%
	Kimberly-Clark Corp.
$4,271	6.63%, 08/01/2037 (G)	$4,702
	Rohm & Haas Holdings
2,156	5.60%, 03/15/2013	2,157
	Westvaco Corp.
1,795	7.95%, 02/15/2031 #	1,892

		8,751

	Capital Goods — 0.4%
	Embraer Overseas Ltd.
1,100	6.38%, 01/24/2017	1,075
	Tyco International Group S.A.
1,467	6.00%, 10/01/2012 (I)	1,484
1,540	6.55%, 10/01/2017 (I)	1,571

		4,130

	Consumer Cyclical — 0.8%
	Lowe’s Companies, Inc.
1,213	5.60%, 09/15/2012	1,230
	Consumer Cyclical — (continued)
	Ltd. Brands, Inc.
2,777	6.90%, 07/15/2017 #	2,738
	Target Corp.
2,219	6.50%, 10/15/2037	2,248
	Tesco plc
2,969	5.50%, 11/15/2017 (I)	2,936

		9,152

	Consumer Staples — 0.6%
	Diageo Finance B.V.
2,917	5.50%, 04/01/2013 (G)	2,897
	General Mills, Inc.
3,665	5.65%, 09/10/2012	3,722

		6,619

	Energy — 1.5%
	Canadian National Resources Ltd.
391	6.25%, 03/15/2038 #	386
2,805	6.50%, 02/15/2037 #	2,872
	CenterPoint Energy Resources Corp.
690	6.63%, 11/01/2037	693
	Consumers Energy Co.
400	5.15%, 02/15/2017 #	382
1,595	5.38%, 04/15/2013 #	1,588
	Enterprise Products Operating L.P.
1,215	4.63%, 10/15/2009 #	1,205
	Petro-Canada
2,940	5.95%, 05/15/2035 #	2,814
	Ras Laffan Liquefied Natural Gas Co., Ltd.
318	3.44%, 09/15/2009 (I)#	317
4,940	5.30%, 09/30/2020 (I)#	4,771
	Sempra Energy
710	6.00%, 02/01/2013 #	722
	TNK-BP Finance S.A.
590	7.50%, 07/18/2016 (I)#	575
900	7.50%, 03/13/2013 (I)	900

		17,225

	Finance — 14.0%
	ABX Financing Co.
2,232	6.35%, 10/15/2036 (I)#	2,232
	AMBAC Financial Group, Inc.
421	6.15%, 02/15/2037 (G)	322
	American Capital Strategies Ltd.
2,810	6.85%, 08/01/2012 #	2,892
	American Express Credit Corp.
2,313	5.50%, 10/17/2012	2,334
2,294	6.15%, 08/28/2017 #	2,340
2,129	6.80%, 09/01/2066 (G)	2,183
	American International Group, Inc.
2,450	6.25%, 03/15/2037 #	2,280
	Amvescap plc
3,110	4.50%, 12/15/2009 #	3,068
1,206	5.38%, 02/27/2013 #	1,169
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 (I)#	878
	Axa S.A.
7,653	6.46%, 12/14/2049 (I)(L)#	7,116

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance — (continued)
		BAE Systems Holdings, Inc.
	$2,980	5.20%, 08/15/2015 (I)#	$2,863

		BB&T Capital Trust IV
	5,431	6.82%, 06/12/2057 (L)#	5,291
		Capital One Capital III
	2,718	7.69%, 08/15/2036 (G)	2,634
		CIT Group, Inc.
	3,020	6.10%, 03/15/2067 (L)#	2,470
		Comerica Capital Trust II
	3,833	6.58%, 02/20/2037 (L)#	3,456
		Corpoacion Andina De Fomento
	2,030	5.75%, 01/12/2017 #	1,999
		Countrywide Financial Corp.
	87	4.50%, 06/15/2010	75
	4,082	5.80%, 06/07/2012 #	3,515
		Countrywide Home Loans, Inc.
	190	4.00%, 03/22/2011	161
	176	4.13%, 09/15/2009	154
	318	6.25%, 04/15/2009	293
		Credit Agricole
	7,159	6.64%, 05/31/2049 (I)(L)#	6,804
		Credit Suisse First Boston USA, Inc.
	1,059	6.50%, 01/15/2012 #	1,110
		Depfa ACS bank
JPY	1,300,000	1.65%, 12/20/2016	11,122
		Deutsche Bank Ag London
	4,390	6.00%, 09/01/2017	4,491
		Duke Realty L.P.
	4,545	5.95%, 02/15/2017 #	4,459
		ERAC USA Finance Co.
	2,865	5.60%, 05/01/2015 (G)(I)	2,753
		ERP Operating L.P.
	1,088	5.75%, 06/15/2017 (G)	1,053
		Goldman Sachs Capital Trust II
	5,385	5.79%, 12/29/2049 (L)#	5,022
		Goldman Sachs Group, Inc.
	2,260	6.75%, 10/01/2037	2,269
		Huntington Capital III
	466	6.65%, 05/15/2037 (L)#	437
		Janus Capital Group, Inc.
	4,470	6.70%, 06/15/2017 #	4,621
		JP Morgan Chase Capital XXV
	4,436	6.80%, 10/01/2037	4,431
		Kazkommerts International B.V.
	412	8.00%, 11/03/2015 (I)	367
		Kreditanstalt fuer Wiederaufbau International Finance
JPY	595,000	1.75%, 03/23/2010	5,258
		Lehman Brothers Holdings, Inc.
	3,246	6.88%, 07/17/2037	3,216
		Lincoln National Corp.
	5,330	6.05%, 04/20/2067 #	5,108
		Mellon Capital IV
	1,824	6.24%, 06/20/2049 (L)#	1,775
		Merrill Lynch & Co., Inc.
	1,345	6.22%, 09/15/2026 #	1,284
		Metlife, Inc.
	220	5.38%, 12/15/2012 #	222
	4,984	6.40%, 12/15/2036 #	4,721
		MUFG Capital Finance I Ltd.
	2,032	6.35%, 07/25/2049 (L)#	1,937
		National Rural Utilities Cooperative Finance Corp.
	75	5.75%, 08/28/2009 #	76
		North Street Referenced Linked Notes
	850	6.41%, 07/30/2010 (H)(L)#	686
		Northern Rock plc
	500	5.60%, 04/30/2049 (I)	400
	2,746	6.59%, 06/28/2049 (I)(L)#	2,197
		Northgroup Preferred Capital Corp.
	2,685	6.38%, 10/15/2049 (I)(L)#	2,479
		PNC Preferred Funding Trust II
	2,300	6.11%, 03/15/2049 (I)(L)#	2,210
		Progressive Corp.
	3,610	6.70%, 06/15/2037 (L)#	3,542
		Regions Financing Trust II
	2,384	6.63%, 05/15/2047 #	2,240
		Residential Capital Corp.
	1,605	6.22%, 06/09/2008 (L)#	1,436
		Simon Property Group L.P.
	1,085	6.35%, 08/28/2012 (G)	1,116
		Simon Property Group, Inc.
	1,820	7.88%, 03/15/2016 (I)#	2,030
		SMFG Preferred Capital
	3,598	6.08%, 12/01/2049 (I)(L)#	3,366
		TuranAlem Finance B.V.
	350	7.75%, 04/25/2013 (K)	311
	285	8.50%, 02/10/2015 (K)#	261
		Unicredito Luxembourg Finance S.A.
	4,490	6.00%, 10/31/2017 (I)	4,488
		US Bank Realty Corp.
	3,000	6.09%, 12/22/2049 (I)(L)#	2,906
		Washington Mutual Preferred Funding
	1,800	9.75%, 10/29/2049 (I)(L)	1,782
		Westfield Group
	1,983	5.70%, 10/01/2016 (I)#	1,938
		ZFS Finance U.S.A. Trust
	3,025	6.50%, 05/09/2037 (I)(L)#	2,911

			158,560

		Foreign Governments — 1.6%
		El Salvador (Republic of)
	600	8.50%, 07/25/2011 (K)	659
		German Government
EUR	7,785	3.25%, 06/13/2008	11,213
		Italy (Republic of)
JPY	599,000	3.80%, 03/27/2008 #	5,247
		Russian Federation
	1,322	8.25%, 03/31/2010 (K)	1,377

			18,496

		Health Care — 0.6%
		Covidien International
	1,723	5.45%, 10/15/2012 (I)	1,730
		CVS Caremark Corp.
	5,046	6.30%, 06/01/2037 (L)#	4,917

			6,647

		Services — 1.7%
		Clear Channel Communications, Inc.
	1,590	7.65%, 09/15/2010	1,614

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

		Services — (continued)
		Comcast Corp.
	$1,952	6.30%, 11/15/2017	$2,014
		COX Communications, Inc.
	2,800	5.45%, 12/15/2014 #	2,749
	1,681	5.88%, 12/01/2016 (I)#	1,673
		Electronic Data Systems Corp.
	435	3.88%, 07/15/2023 (X)#	436
		International Bank for Reconstruction and Development
TRY	1,360	13.63%, 05/09/2017	1,203
		Marriott International, Inc.
	1,975	6.20%, 06/15/2016 #	1,985
		Mashantucket Western Pequot Revenue Bond
	813	5.91%, 09/01/2021 (H)	778
		Time Warner Entertainment Co., L.P.
	3,725	8.38%, 07/15/2033 #	4,465
		Time Warner, Inc.
	1,550	6.50%, 11/15/2036 #	1,530
		Viacom, Inc.
	650	6.25%, 04/30/2016 #	656

			19,103

		Technology — 1.7%
		Agilent Technologies, Inc.
	2,496	6.50%, 11/01/2017 (G)	2,478
		AT&T Corp.
	1,902	8.00%, 11/15/2031 #	2,361
		Cingular Wireless Services, Inc.
	3,780	8.75%, 03/01/2031 #	4,888
		TCI Communications, Inc.
	685	8.75%, 08/01/2015 #	803
		Telecom Italia Capital
	3,754	7.20%, 07/18/2036 #	4,079
		Tele-Communications, Inc.
	2,075	7.88%, 08/01/2013 #	2,283
		Vodafone Group plc
	2,410	6.15%, 02/27/2037 #	2,365

			19,257

		Transportation — 0.4%
		American Airlines, Inc.
	1,035	7.86%, 10/01/2011 #	1,093
		CSX Corp.
	3,205	6.75%, 03/15/2011 (G)	3,341

			4,434

		Utilities — 1.5%
		CenterPoint Energy, Inc.
	2,775	6.85%, 06/01/2015 #	2,905
		Detroit Edison Co.
	565	6.13%, 10/01/2010 #	583
		Florida Power Corp.
	1,152	5.80%, 09/15/2017	1,176
		Kinder Morgan Energy Partners L.P.
	1,065	6.50%, 02/01/2037 #	1,054
		Northern States Power Co.
	1,170	6.25%, 06/01/2036 #	1,225
		Peco Energy Co.
	1,960	5.95%, 10/01/2036 #	1,944
		Utilities — (continued)
Principal			Market
Amount			Value (W)

		Puget Sound Energy, Inc.
	630	7.96%, 02/22/2010 #	665
		Taqa Abu Dhabi National Energy
	3,350	5.62%, 10/25/2012 (I)	3,341
		Texas-New Mexico Power Co.
	508	6.13%, 06/01/2008 #	507
		TransCanada Pipelines
	3,609	6.20%, 10/15/2037	3,620
		Westar Energy, Inc.
	250	5.15%, 01/01/2017 #	237

			17,257

		Total corporate bonds: investment grade (cost $292,908)	$289,631

CORPORATE BONDS: NON-INVESTMENT GRADE — 8.4%
		Basic Materials — 0.8%
		AK Steel Corp.
	$1,765	7.75%, 06/15/2012	$1,800
		Citigroup (JSC Severstal)
	1,250	9.25%, 04/19/2014 (K)#	1,363
		Evraz Group S.A.
	800	8.25%, 11/10/2015 (K)	815
		Freeport — McMoRan Copper & Gold, Inc.
	2,400	8.25%, 04/01/2015 #	2,592
		Potlatch Corp.
	1,900	13.00%, 12/01/2009 (H)(L)	2,135
		Valmont Industries, Inc.
	305	6.88%, 05/01/2014	305

			9,010

		Capital Goods — 0.3%
		Bombardier, Inc.
	1,830	6.30%, 05/01/2014 (I)#	1,789
		L-3 Communications Corp.
	1,219	3.00%, 08/01/2035 (X)#	1,475

			3,264

		Consumer Cyclical — 0.5%
		Aramark Corp.
	2,640	8.86%, 02/01/2015 (L)	2,653
		Grupo Gigante S.A.
	500	8.75%, 04/13/2016 (K)	520
		K. Hovnanian Enterprises, Inc.
	1,095	6.00%, 01/15/2010 (G)	838
		Parkson Retail Group Ltd.
	800	7.88%, 11/14/2011	812
		Tenneco, Inc.
	1,265	8.63%, 11/15/2014	1,290

			6,113

		Consumer Staples — 0.2%
		OJSC Myronivsky Hliboproduct
	1,555	10.25%, 11/30/2011 (I)	1,586

		Energy — 0.3%
		Chesapeake Energy Corp.
	816	2.75%, 11/15/2035 (X)#	972

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Energy — (continued)
		Range Resources Corp.
	$1,920	7.38%, 07/15/2013	$1,954

			2,926

		Finance — 1.4%
		American Real Estate Partners L.P.
	2,295	7.13%, 02/15/2013 (G)	2,238
		ATF Bank
	500	9.00%, 05/11/2016 (I)	512
		Drummond Co., Inc.
	1,555	7.38%, 02/15/2016 (H)	1,462
		Ford Motor Credit Co.
	2,430	9.69%, 04/15/2012 (L)#	2,453
		General Motors Acceptance Corp.
	5,440	6.88%, 09/15/2011 #	5,013
		Hertz Corp.
	2,575	10.50%, 01/01/2016 (G)	2,768
		Hub International Holdings, Inc.
	605	10.25%, 06/15/2015 (I)#	560
		LPL Holdings, Inc.
	725	10.75%, 12/15/2015 (H)	754
		RBS-Zero Hora Editora Journalistica
BRL	1,000	11.25%, 06/15/2017 (K)	526

			16,286

		Foreign Governments — 0.5%
		Argentina (Republic of)
	1,910	7.00%, 10/03/2015 #	1,629
		Brazil (Republic of)
BRL	1,680	10.00%, 01/01/2017	878
		Panama (Republic of)
	665	9.38%, 07/23/2012 (G)	766
		Sri Lanka (Republic of)
	700	8.25%, 10/24/2012 (I)	699
		Venezuela (Republic of)
	2,050	5.75%, 02/26/2016 #	1,763

			5,735

		Health Care — 0.4%
		HCA, Inc.
	2,200	7.88%, 02/01/2011 #	2,173
		Rite Aid Corp.
	2,075	9.50%, 06/15/2017 (G)(I)	1,919

			4,092

		Services — 0.6%
		Echostar DBS Corp.
	2,200	6.38%, 10/01/2011	2,227
		Liberty Media Corp.
	1,210	3.50%, 01/15/2031 (X)	1,140
		Quebecor Media
	2,300	7.75%, 03/15/2016 (I)	2,220
		Wynn Las Vegas LLC
	905	6.62%, 12/01/2014	889

			6,476

		Technology — 3.0%
		Advanced Micro Devices, Inc.
	2,200	6.00%, 05/01/2015 (I)(X)#	1,950
		Technology — (continued)
Principal			Market
Amount			Value (W)

		American Tower Corp.
	620	7.00%, 10/15/2017 (I)	634
		Canwest MediaWorks L.P.
	1,560	9.25%, 08/01/2015 (G)(I)	1,584
		Charter Communications Operating LLC
	3,450	8.00%, 04/30/2012 (I)#	3,424
		CSC Holdings, Inc.
	2,750	8.13%, 07/15/2009 — 08/15/2009 #	2,805
		Dobson Cellular Systems
	1,085	8.38%, 11/01/2011 #	1,150
		Freescale Semiconductor, Inc.
	1,080	9.57%, 12/15/2014 (L)	992
	1,150	10.13%, 12/15/2016 (G)	1,042
		Intelsat Bermuda Ltd.
	3,500	9.25%, 06/15/2016 #	3,631
		Level 3 Financing, Inc.
	1,590	12.25%, 03/15/2013 (G)	1,701
		MetroPCS Wireless, Inc.
	1,920	9.25%, 11/01/2014 (I)#	1,906
		Nortel Networks Ltd.
	2,070	10.75%, 07/15/2016 (I)#	2,158
		Qwest Communications International, Inc.
	2,450	7.50%, 02/15/2014 (G)	2,481
		Rural Cellular Corp.
	2,040	8.62%, 06/01/2013 (I)(L)#	2,083
		Spansion LLC
	2,155	8.75%, 06/01/2013 (I)(L)#	2,042
		Vimpel Communications
	1,990	8.25%, 05/23/2016 (I)#	2,060
		Windstream Corp.
	2,390	8.63%, 08/01/2016 #	2,557

			34,200

		Transportation — 0.1%
		Bristow Group, Inc.
	1,455	7.50%, 09/15/2017 (I)#	1,499

		Utilities — 0.3%
		Energipe Y Saelpa
	855	10.50%, 07/19/2013 (I)#	940
		Energy Future Holdings
	1,400	10.88%, 11/01/2017 (I)	1,416
		Texas Competitive Electric Co.
	1,400	10.25%, 11/01/2015 (I)	1,407

			3,763

		Total corporate bonds: non-investment grade (cost $96,185)	$94,950

MUNICIPAL BONDS — 0.1%
		General Obligations — 0.1%
		Oregon School Boards Association, Taxable Pension
	$1,250	4.76%, 06/30/2028	$1,151

		Total municipal bonds (cost $1,250)	$1,151

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 6.1%
	Basic Materials — 0.6%
	Georgia-Pacific Corp.
$2,071	7.41%, 02/14/2013 (N)	$2,020
	Graham Packaging Co., Inc.
958	7.66%, 04/03/2014 (N)	938
	Huntsman International LLC
1,444	6.64%, 04/23/2014 (N)	1,431
	ISP Chemco LLC
439	7.08%, 05/31/2014 (N)	428
	Jarden Corp.
2,254	7.70%, 01/24/2012 (N)	2,215

		7,032

	Consumer Cyclical — 1.0%
	Aramark Corp.
807	7.20%, 01/19/2014 (N)(Q)	788
	Aramark Corp., Letter of Credit
58	6.89%, 01/19/2014 (AA)(Q)	56
	Ford Motor Co.
6,412	8.70%, 12/15/2013 (N)#	6,151
	Invista B.V., Term Loan B1
351	6.70%, 04/30/2010 (N)#	345
	Invista B.V., Term Loan B2
351	6.70%, 04/30/2010 (N)#	343
	Masonite International Corp., Canadian Term Loan
584	7.12%, 04/30/2010 (N)#	547
	Masonite International Corp., U.S. Term Loan
583	7.12%, 04/30/2010 (N)#	546
	Michael’s Stores, Inc.
100	7.62%, 11/11/2013 (N)	95
	Oshkosh Trucking Corp.
390	7.20%, 12/06/2013 (N)#	382
	Roundy’s Supermarkets, Inc.
199	8.46%, 11/03/2011 (N)	198
	Supervalu, Inc.
1,039	6.86%, 05/30/2013 (N)#	1,028
	William Carter Co.
1,264	6.46%, 07/14/2012 (N)	1,242

		11,721

	Consumer Staples — 0.0%
	Dole Food Co., Inc.
52	7.11%, 04/12/2013 (AA)#	50
382	7.41%, 04/12/2013 (N)#	370
115	7.57%, 04/12/2013 (N)#	111

		531

	Energy — 0.0%
	Big West Oil LLC
202	7.14%, 02/02/2015 (AA)(Q)	197
164	7.45%, 02/02/2015 (N)#	161

		358

	Finance — 0.4%
	Chrysler Financial Services NA
935	9.36%, 08/03/2012 (N)	934
900	11.86%, 08/03/2013 (N)	883
	Finance — (continued)
	Crescent Resources LLC
1,585	8.05%, 09/07/2012 (N)#	1,466
	General Growth Properties, Inc.
1,168	6.38%, 02/24/2010 (N)	1,146

		4,429

	Health Care — 0.7%
	Biomet, Inc.
350	0.00%, 02/15/2015 (N)(Q)	348
	Carestream Health, Inc.
1,271	7.11%, 04/12/2013 (N)	1,227
	Community Health Systems, Inc.
124	7.14%, 07/02/2014 (AA)(Q)	121
1,876	7.76%, 07/02/2014 (N)	1,835
	HCA, Inc.
1,008	7.20%, 11/14/2012 (N)	973
2,073	7.45%, 11/17/2013 (N)#	2,021
	IASIS Healthcare Capital Corp.
249	5.96%, 03/15/2014 (AA)(Q)	237
66	6.69%, 03/15/2014 (AA)	63
724	7.07%, 01/15/2014 (N)	694

		7,519

	Services — 2.2%
	Allied Waste Industries, Inc.
858	6.78%, 01/15/2012 (N)	841
462	6.91%, 01/15/2012 (AA)	452
	Asurion Corp.
311	8.36%, 07/03/2014 (N)	304
	Cedar Fair L.P.
1,253	6.75%, 07/21/2013 (N)#	1,222
	Cinemark, Inc.
213	7.25%, 10/04/2013 (N)	208
	CSC Holdings, Inc.
983	6.88%, 03/24/2013 (N)	958
	Gray Television, Inc.
1,722	6.73%, 12/31/2014 (N)	1,655
	Harrah’s Entertainment, Inc.
4,000	6.39%, 03/05/2008 (AA)(Q)	3,960
	inVentiv Health, Inc.
605	6.57%, 07/05/2014 (N)	589
	Metavante Corp.
1,000	6.64%, 10/31/2014 (AA)	975
	MGM Mirage, Inc.
1,979	6.42%, 10/03/2011 (N)	1,910
	Regal Cinemas, Inc.
1,339	6.39%, 10/27/2013 (N)	1,309
	Sungard Data Systems, Inc.
608	7.36%, 08/08/2012 (N)	599
	Tribune Co.
2,600	9.39%, 05/23/2015 (AA)(Q)	2,600
	UPC Financing Partnership
1,447	7.13%, 12/31/2014 (N)	1,401
	Weight Watchers International, Inc.
1,282	6.50%, 01/24/2013 (N)	1,260
	West Corp.
1,840	7.27%, 10/23/2013 (N)#	1,801
	WideOpenWest Finance LLC
2,600	11.45%, 07/01/2015 (N)	2,418

		24,462

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Technology — 0.8%
	Cincinnati Bell, Inc.
$477	7.02%, 08/31/2012 (N)	$467
	Idearc, Inc.
2,215	6.70%, 11/17/2013 (N)	2,144
1,212	7.36%, 11/17/2014 (N)	1,193
	Mediacom Broadband LLC
1,546	6.61%, 01/31/2015 (N)#	1,497
	Mediacom Broadband LLC, Term Loan D2
395	6.61%, 01/31/2015 (N)	383
	Mediacom LLC
440	6.61%, 01/31/2015 (N)#	426
	Metro PCS Wireless, Inc.
713	7.58%, 11/02/2013 (N)#	698
	R.H. Donnelley, Inc.
1,809	7.01%, 06/30/2011 (N)	1,781

		8,589

	Utilities — 0.4%
	Mirant North America LLC
772	6.50%, 01/03/2013 (N)#	761
	NRG Energy, Inc.
575	6.85%, 02/01/2013 (N)	563
1,382	6.95%, 06/08/2013 (N)	1,351
158	7.39%, 06/08/2014 (AA)(Q)	154
	Texas Competitive Electric Co.
800	8.39%, 10/31/2014 (AA)(Q)	800
	Texas Competitive Electric Holdings Co. LLC
800	8.39%, 10/24/2 014 (AA)(Q)	800

		4,429

	Total senior floating rate interests:
	non-investment grade (cost $70,371)	$69,070

U.S. GOVERNMENT AGENCIES — 35.9%
	Federal Home Loan Mortgage Corporation — 15.1%
	Mortgage Backed Securities:
$2,749	5.03%, 2035 (L)#	$2,725
6,442	5.33%, 2037 (L)#	6,437
7,093	5.41%, 2037 (L)	7,114
2,504	5.42%, 2036 (L)#	2,509
885	5.45%, 2036 (L)	887
10,158	5.50%, 2037	9,899
2,872	5.59%, 2036 (L)#	2,874
10,961	5.60%, 2037 (L)	11,046
1,406	5.83%, 2036 (L)	1,418
10,368	6.00%, 2032 — 2035	10,464
2,567	6.00%, 2034 #	2,590
10,650	6.50%, 2036 (Q)	10,906

		68,869

	Notes:
3,800	4.10%, 2014 #	3,769
50,840	5.50%, 2037 (Q)	50,046

		53,815

	Federal Home Loan Mortgage Corporation — (continued)

	Federal Home Loan Mortgage Corporation — (continued)Remic — Pac’s:
8,425	5.00%, 2034 #	8,060
40,860	6.00%, 2036 (Q)	41,116

		49,176

		171,860

	Federal National Mortgage Association — 16.3%
	Mortgage Backed Securities:
633	4.68%, 2034 (L)	624
1,689	4.70%, 2035 (L)	1,652
754	4.71%, 2035 (L)	741
1,346	4.78%, 2035 (L)	1,330
521	4.80%, 2035 (L)	518
887	4.87%, 2035 (L)	872
687	4.90%, 2035 (L)	682
1,732	4.94%, 2035 (L)	1,722
63,258	5.00%, 2018 — 2037	61,194
2,870	5.00%, 2018 #	2,835
1,235	5.08%, 2035 (L)	1,226
67,316	5.50%, 2017 — 2037	66,340
10,410	5.50%, 2033 #	10,287
2,631	6.00%, 2013 — 2032	2,668
3,444	6.00%, 2033 #	3,485
26,278	6.00%, 2037 (Q)	26,467
1,388	6.50%, 2031 — 2036	1,422
325	7.50%, 2029 — 2031	344

		184,409

	Government National Mortgage Association — 3.0%
	Mortgage Backed Securities:
4,552	5.50%, 2033 — 2035 #	4,529
3,450	6.00%, 2032 — 2034 #	3,498
23,101	6.00%, 2037 (Q)	23,325
3,123	6.50%, 2028 — 2032 #	3,224

		34,576

	Other Government Agencies — 1.5%
	Small Business Administration Participation Certificates:
5,367	5.56%, 2027	5,443
5,625	5.57%, 2027	5,708
5,345	5.78%, 2027	5,478

		16,629

	Total U.S. government agencies (cost $405,401)	$407,474

U.S. GOVERNMENT SECURITIES — 1.3%
	Other Direct Federal Obligations — 0.3%
	Federal Home Loan Bank:
$3,680	5.25%, 2008 #	$3,699

	U.S. Treasury Securities — 1.0%
	U.S. Treasury Bonds:
5,300	5.00%, 2037	5,511

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Securities — (continued)
	U.S. Treasury Notes:
$1,836	4.63%, 2017 (G)		$1,860
3,855	4.75%, 2017		3,940

			5,800

			11,311

	Total U.S. government securities (cost $15,043)		$15,010

	Total long-term investments (cost $1,044,072)		$1,037,406

SHORT-TERM INVESTMENTS — 23.7%
	Consumer Staples — 0.0%
	Cargill, Inc.
$338	4.80%, 11/01/2007		$338

	Finance — 3.9%
	BNP Paribas Finance
10,000	4.81%, 11/01/2007		9,998
	Deutsche Bank
5,000	4.80%, 11/01/2007		4,999
	Rabobank USA
10,000	4.80%, 11/01/2007		9,999
	Societe Generale NA
10,000	4.80%, 11/01/2007		9,999
	UBS Finance LLC
10,000	4.67%, 11/01/2007		9,999

			44,994

Shares

	Investment Pools and Funds — 0.1%
543	State Street Bank Money Market Fund		543

Principal
Amount

	Repurchase Agreements — 17.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $66,602, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $67,695)
66,593	4.52% dated 10/31/2007		66,593

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $66,335, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $67,475)

66,327	4.50% dated 10/31/2007		66,327
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $66,602, collateralized by U.S. Treasury Note 9.25%, 2016, value of $67,404)
66,594	4.48% dated 10/31/2007		66,594

			199,514

			Market
Shares			Value (W)

			Market
Shares			Value (W)

	Cash Collateral Reinvestment Fund:
21,361	Navigator Prime Portfolio		$21,361

Principal
Amount

	U.S. Treasury Bills — 0.2%
$1,850	3.68%, 12/13/2007 (M)(S)		1,841

	Total short-term investments (cost $268,592)		$268,591

	Total investments (cost $1,312,664) (C)	115.2%	$1,305,997
	Other assets and liabilities	(15.2)%	(171,875)

	Total net assets	100.0%	$1,134,122

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.47% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $1,313,122 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,710
Unrealized Depreciation	(16,835)

Net Unrealized Depreciation	$(7,125)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $328, which represents 0.03% of total net assets.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2007.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $124,498, which represents 10.98% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2007, the market value of these securities amounted to $5,832 or 0.51% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2007
(000’s Omitted)

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2007.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2007 was $161,439.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2007.

(X)	Convertible debt security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
EUR	— Euro
JPY	— Japanese Yen
TRY	— Turkish New Lira

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	2,050	ACT Depositor Corp., 5.43%, 09/22/2041 - 144A	$1,996
08/2006	1,230	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	1,220
08/2007	20,128	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	2,785
04/2007	1,000	Bayview Financial Acquisition Trust, 7.16%, 05/28/2037	1,000
03/2004	22,918	Bear Stearns Commercial Mortgage Securities, Inc., 5.50%, 02/11/2041 - 144A	473
04/2006 – 08/2007	20,254	CBA Commercial Small Balance Commercial Mortgage — Class X1, 7.00%, 06/25/2038 - 144A	1,293
04/2006	10,946	CBA Commercial Small Balance Commercial Mortgage — Class X2, 7.00%, 07/25/2035 - 144A	723
07/2007	826	Credit-Based Asset Servicing and Securitization LLC, 5.14%, 05/25/2036 - 144A	807
11/2006 – 06/2007	1,555	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	1,523
06/2006	58,695	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	510
03/2007	385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
10/2007	725	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	754
07/2005	813	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	813
04/2005	12,535	Morgan Stanley Dean Witter Capital I, 0.46%, 08/25/2032 - 144A	—
04/2005 – 08/2006	4,204	Morgan Stanley Dean Witter Capital I, 8.05%, 08/25/2032 - Reg D	84
04/2007	496	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	496
11/2006	850	North Street Referenced Linked Notes, 6.41%, 07/30/2010 - 144A	752
03/2007	875	Option One Mortgage Loan Trust — Class M6, 6.99%, 03/25/2037	845
03/2007	600	Option One Mortgage Loan Trust — Class M7, 6.99%, 03/25/2037	521
03/2007	600	Option One Mortgage Loan Trust — Class M8, 6.99%, 03/25/2037	472
10/2001 – 11/2001	1,900	Potlatch Corp., 13.00%, 12/01/2009	1,957
03/2005	800	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	800
03/2007	650	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037	588
08/2007	1,550	Renaissance Home Equity Loan Trust — Class M5, 7.00%, 09/25/2037	1,163
08/2007	1,950	Renaissance Home Equity Loan Trust — Class M8, 7.00%, 09/25/2037	1,073
02/2007	339	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	338

The aggregate value of these securities at October 31, 2007 was $21,532 which represents 1.90% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	2,047	Long	Dec 2007	$896
5 Year U.S. Treasury Note	1,702	Long	Dec 2007	83
10 Year U.S. Treasury Bond	41	Short	Dec 2007	(42)
U.S. Long Bond	883	Short	Dec 2007	(893)

				$44

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Argentine Peso (Buy)	2,258	$2,195	11/15/07	$63
Argentine Peso (Sell)	2,258	2,240	11/15/07	(18)
Brazilian Real (Buy)	910	899	11/01/07	11
Brazilian Real (Buy)	2,481	2,195	02/29/08	286
Brazilian Real (Sell)	2,481	2,371	02/29/08	(110)
Chilean Peso (Buy)	2,234	2,210	04/16/08	24
Chilean Peso (Sell)	2,234	2,185	04/16/08	(49)
Colombian Peso (Buy)	2,331	2,290	03/27/08	41
Colombian Peso (Sell)	2,331	2,284	03/27/08	(47)
Egyptian Pound (Buy)	2,269	2,195	11/15/07	74
Egyptian Pound (Sell)	2,269	2,227	11/15/07	(42)
Egyptian Pound (Buy)	2,326	2,290	03/27/08	36
Egyptian Pound (Sell)	2,326	2,303	03/27/08	(23)
Indian Rupee (Buy)	2,301	2,194	11/15/07	107
Indian Rupee (Sell)	2,301	2,298	11/15/07	(3)
Japanese Yen (Sell)	5,553	5,605	11/08/07	52
Mexican Peso (Sell)	2,234	2,198	04/16/08	(36)
Polish zloty (Buy)	2,412	2,265	11/15/07	147
Polish zloty (Sell)	2,412	2,262	11/15/07	(150)
South African Rand (Buy)	2,472	2,195	11/15/07	277
South African Rand (Sell)	2,472	2,352	11/15/07	(120)
Thai Baht (Buy)	2,106	2,195	11/15/07	(89)
Thai Baht (Sell)	2,106	2,125	11/15/07	19
Turkish New Lira (Sell)	1,185	989	11/29/07	(196)

				$254

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at October 31, 2007

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	HCA, Inc.	Buy	2.70%	12/20/10	$2,200	$24
Lehman Brothers Special Financing, Inc.	HCA, Inc.	Sell	3.50	12/20/11	2,200	(9)
Lehman Brothers Special Financing, Inc.	Lehman ABX Index	Sell	0.32	07/25/45	3,800	59
JP Morgan Chase Bank	Residential Capital LLC	Sell	5.75	09/20/08	2,500	(287)

						$(213)

The accompanying notes are an integral part of these financial statements.

The Hartford U.S. Government Securities Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 11.8%
	Finance — 11.8%
	Bayview Commercial Asset Trust
$12,735	7.00%, 07/25/2037 (H)(T)	$1,648
6,975	7.50%, 09/25/2037 (H)(T)	1,018
	Bayview Financial Acquisition Trust
2,100	7.16%, 05/28/2037 (H)(L)	1,470
	CBA Commercial Small Balance Commercial Mortgage
370	6.09%, 07/25/2039 (I)(L)	259
390	6.50%, 07/25/2039 (I)(L)	214
8,957	7.25%, 07/25/2039 (H)(T)	860
	Countrywide Asset-Backed Certificates
2,000	5.76%, 06/25/2035	1,906
2,000	5.80%, 07/25/2034	1,942
	Lehman XS Trust
1,960	6.50%, 05/25/2037 (L)	1,969
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,000	5.46%, 07/12/2046 (L)	3,915
	Nationstar Home Equity Loan Trust
338	9.97%, 03/25/2037 (H)(L)	333
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037 (H)	600
	Renaissance Home Equity Loan Trust
1,430	7.00%, 09/25/2037 (H)	1,144
1,080	7.50%, 04/25/2037 — 06/25/2037 (H)	614
	Spirit Master Funding LLC
1,943	5.76%, 03/20/2024 (I)	1,869
	Wamu Commercial Mortgage Securities Trust
3,000	6.31%, 03/23/2045 (I)(L)	3,013

	Total asset & commercial mortgage backed securities (cost $24,689)	$22,774

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	North Street Referenced Linked Notes
$500	6.41%, 07/30/2010 (H)(L)	$404

	Total corporate bonds: investment grade (cost $443)	$404

U.S. GOVERNMENT AGENCIES — 77.2%
	Federal Home Loan Mortgage Corporation — 19.2%
	Mortgage Backed Securities:
$9,853	6.00%, 2032 — 2037	$9,922
63	7.00%, 2029 — 2031	66
92	9.00%, 2022	99
50	11.50%, 2015 — 2019	53
28	11.75%, 2011	30
6	12.50%, 2019	6

		10,176

	Remic — Pac’s:
26,644	6.00%, 2032	26,976

		37,152

	Federal National Mortgage Association — 39.2%
	Mortgage Backed Securities:
10,026	5.48%, 2036 (L)	10,071
15,418	5.50%, 2015 — 2037	15,163
20,408	6.00%, 2016 — 2036	20,575
1,274	6.01%, 2009	1,281
4,749	6.01%, 2037 (L)	4,865
10,507	6.50%, 2013 — 2037	10,712
18	7.50%, 2030	19
18	8.00%, 2025	19
48	8.50%, 2022	51
10	9.75%, 2020	11
68	10.00%, 2020	76
32	10.50%, 2012 — 2018	35
2	10.75%, 2013	2
125	11.00%, 2015 — 2020	137
16	11.25%, 2013	16
5	11.50%, 2015	5
17	12.00%, 2014	19
50	12.50%, 2015	55

		63,112

	Notes:
10,500	6.25%, 2029	11,845

	Remic — Pac’s:
823	6.50%, 2012	841

		75,798

	Government National Mortgage Association — 8.0%
	Mortgage Backed Securities:
361	6.00%, 2034	365
3,252	6.50%, 2031 — 2032	3,353
37	7.00%, 2030	39
107	8.00%, 2022	114
329	9.50%, 2016 — 2019	357
23	11.00%, 2015 — 2018	26

		4,254

	Remic — Pac’s:
10,000	6.00%, 2032	10,153
1,000	6.50%, 2031	1,036

		11,189

		15,443

	Other Government Agencies — 10.8%
	Small Business Administration Participation Certificates:
4,000	5.57%, 2027	4,059
2,544	5.66%, 2022	2,589
1,833	5.70%, 2026	1,871
1,144	5.78%, 2021	1,168
3,533	5.82%, 2026	3,625
2,588	5.98%, 2022	2,654
2,303	6.07%, 2026	2,386
2,483	6.14%, 2022	2,556

		20,908

	Total U.S. government agencies (cost $148,071)	$149,301

U.S. GOVERNMENT SECURITIES — 5.8%
	U.S. Treasury Securities — 5.8%
	U.S. Treasury Notes:
$6,100	0.88%, 2010 (G)(O)	$6,541
4,700	4.50%, 2017 (G)	4,714

	Total U.S. government securities (cost $11,089)	$11,255

	Total long-term investments (cost $184,292)	$183,734

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — 10.1%
	Repurchase Agreements — 3.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,512, collateralized by U.S. Treasury Bond 6.00% — 8.50%, 2020 — 2027, value of $2,553)
$2,512	4.52% dated 10/31/2007		$2,512

RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,502, collateralized by U.S. Treasury Note 2.63% — 10.38%, 2009 — 2012, U.S. Treasury Bond 6.25%, 2023, value of $2,545)

2,501	4.50% dated 10/31/2007		2,501
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,512, collateralized by U.S. Treasury Note 9.25%, 2016, value of $2,542)
2,512	4.48% dated 10/31/2007		2,512

			7,525

Shares

	Securities Purchased with Proceeds from Security Lending — 6.0%
	Cash Collateral Reinvestment Fund:
11,590	Navigator Prime Portfolio		11,590

Principal
Amount

	U.S. Treasury Bills — 0.2%
$350	3.54%, 12/13/2007 (M)#(S)		348

	Total short-term investments (cost $19,463)		$19,463

	Total investments (cost $203,755) (C)	105.1%	$203,197
	Other assets and liabilities	(5.1)%	(9,871)

	Total net assets	100.0%	$193,326

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $203,853 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,727
Unrealized Depreciation	(2,383)

Net Unrealized Depreciation	$(656)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $5,355, which represents 2.77% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(T)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2007	12,735	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	$1,822
08/2007	6,975	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	965
04/2007	2,100	Bayview Financial Acquisition Trust, 7.16%, 05/28/2037	2,100
05/2007	8,957	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	824
04/2007	338	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	338
11/2006	500	North Street Referenced Linked Notes, 6.41%, 07/30/2010 - 144A	443
03/2007	1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	868
08/2007	1,430	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	1,144
05/2007	1,080	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	271

The aggregate value of these securities at October 31, 2007 was $8,091 which represents 4.19% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2007.

Futures Contracts Outstanding at October 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	294	Long	Dec 2007	$248
5 Year U.S. Treasury Note	102	Short	Dec 2007	(74)
10 Year U.S. Treasury Bond	139	Long	Dec 2007	(29)
U.S. Long Bond	31	Short	Dec 2007	(33)

				$112

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.1%
	Basic Materials — 5.2%
110	Agrium, Inc.	$6,967
27	Cameco Corp.	1,319
71	Dow Chemical Co.	3,202
93	E.I. DuPont de Nemours & Co.	4,624
44	Kimberly-Clark Corp.	3,084
217	Smurfit-Stone Container Corp. (D)	2,626

		21,822

	Capital Goods — 2.7%
111	American Standard Cos., Inc.	4,119
28	Deere & Co.	4,337
75	Pitney Bowes, Inc.	2,987

		11,443

	Consumer Cyclical — 8.7%
78	Altria Group, Inc.	5,696
173	Gap, Inc.	3,277
189	Ingram Micro, Inc. (D)	4,010
132	Kroger Co.	3,876
88	Macy’s, Inc.	2,806
81	McDonald’s Corp.	4,860
114	Safeway, Inc. (G)	3,873
153	Supervalu, Inc.	5,913
37	Wabco Holdings, Inc.	1,872

		36,183

	Consumer Staples — 5.8%
36	Colgate-Palmolive Co.	2,761
151	ConAgra Foods, Inc.	3,590
100	Kellogg Co.	5,268
121	PepsiCo, Inc.	8,950
224	Tyson Foods, Inc. Class A	3,541

		24,110

	Energy — 14.8%
84	Chevron Corp.	7,659
67	ConocoPhillips Holding Co.	5,692
232	Exxon Mobil Corp.	21,305
162	Newfield Exploration Co. (D)	8,701
204	Occidental Petroleum Corp.	14,073
69	XTO Energy, Inc.	4,600

		62,030

	Finance — 24.9%
115	ACE Ltd.	6,958
77	Aetna, Inc.	4,314
100	Allstate Corp.	5,250
306	Bank of America Corp.	14,778
94	Bank of New York Mellon Corp.	4,604
94	Chubb Corp.	5,026
191	Citigroup, Inc.	7,990
191	Discover Financial Services	3,680
31	Goldman Sachs Group, Inc.	7,562
288	Host Hotels & Resorts, Inc.	6,375
167	JP Morgan Chase & Co.	7,854
51	PNC Financial Services Group, Inc.	3,666
33	Principal Financial Group, Inc.	2,206
	Finance — (continued)
88	UBS AG	4,746
113	US Bancorp	3,737
135	Wachovia Corp.	6,175
43	Wellpoint, Inc. (D)	3,415
172	Wells Fargo & Co.	5,843

		104,179

	Health Care — 6.6%
69	Abbott Laboratories	3,742
103	Baxter International, Inc.	6,187
75	Bristol-Myers Squibb Co.	2,255
214	CVS/Caremark Corp.	8,943
134	Wyeth	6,492

		27,619

	Services — 2.4%
119	Comcast Corp. Class A (D)(G)	2,510
688	Sun Microsystems, Inc. (D)	3,928
190	Time Warner, Inc.	3,466

		9,904

	Technology — 18.3%
419	AT&T, Inc.	17,525
199	Cisco Systems, Inc. (D)	6,585
183	Corning, Inc.	4,432
396	General Electric Co.	16,316
124	Hewlett-Packard Co.	6,388
283	Intel Corp.	7,604
113	Nokia Corp.	4,496
115	Sprint Nextel Corp.	1,970
238	Verizon Communications, Inc.	10,965

		76,281

	Transportation — 2.3%
107	General Dynamics Corp.	9,769

	Utilities — 6.4%
39	Entergy Corp.	4,699
75	Exelon Corp.	6,192
153	FPL Group, Inc.	10,461
31	SCANA Corp.	1,270
109	Southern Co.	3,978

		26,600

	Total common stock (cost $348,337)	$409,940

Principal
Amount

SHORT-TERM INVESTMENTS — 3.1%
	Repurchase Agreements — 1.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,264, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $2,309)
$2,264	4.94% dated 10/31/2007	$2,264

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $580, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $591)
$579	4.94% dated 10/31/2007		$579

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $580, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $591)

580	4.94% dated 10/31/2007		580
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3, collateralized by U.S. Treasury Note 2.63%, 2008, value of $3)
3	4.94% dated 10/31/2007		3

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,261, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,286)

1,261	4.94% dated 10/31/2007		1,261
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,487, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,517)
1,487	4.94% dated 10/31/2007		1,487
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $386, collateralized by FNMA 6.00%, 2036 — 2037, value of $394)
386	4.94% dated 10/31/2007		386

			6,560

Shares

	Securities Purchased with Proceeds from Security Lending — 1.5%
	Cash Collateral Reinvestment Fund:
6,316	BNY Institutional Cash Reserve Fund		6,316

	Total short-term investments (cost $12,876)		$12,876

	Total investments (cost $361,213) (C)	101.2%	$422,816
	Other assets and liabilities	(1.2)%	(5,215)

	Total net assets	100.0%	$417,601

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.20% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $361,297 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,648
Unrealized Depreciation	(7,129)

Net Unrealized Appreciation	$61,519

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Opportunities Fund

Schedule of Investments
October 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.1%
	Basic Materials — 10.4%
80	Alcoa, Inc.	$3,175
150	Arch Coal, Inc. (G)	6,158
32	Celanese Corp.	1,336
156	Chemtura Corp.	1,455
21	Cytec Industries, Inc.	1,388
29	E.I. DuPont de Nemours & Co.	1,451
16	FMC Corp.	920
123	Owens-Illinois, Inc. (D)	5,441
67	Rexam plc (A)	756
117	Smurfit-Stone Container Corp. (D)	1,421
245	Uranium One, Inc. (D)	2,722
398	USEC, Inc. (D)(G)	3,498

		29,721

	Capital Goods — 4.0%
20	Alliant Techsystems, Inc. (D)	2,153
23	Deere & Co.	3,501
31	Goodrich Corp.	2,187
39	Kennametal, Inc.	3,566

		11,407

	Consumer Cyclical — 5.6%
43	American Axle & Manufacturing Holdings, Inc. (G)	1,178
247	Circuit City Stores, Inc. (G)	1,957
46	Copart, Inc. (D)	1,761
339	Ford Motor Co. (D)(G)	3,009
101	Home Depot, Inc.	3,186
50	Liz Claiborne, Inc.	1,415
35	MDC Holdings, Inc.	1,414
111	Office Depot, Inc. (D)	2,088

		16,008

	Consumer Staples — 5.5%
77	Avon Products, Inc.	3,172
60	Cosan Ltd. (D)	767
95	Cosan S.A. Industria E Comercio	1,489
113	Dean Foods Co.	3,144
4,082	Marine Harvest (A)(D)(G)	4,167
96	Unilever N.V. NY Shares	3,110

		15,849

	Energy — 8.4%
251	Brasil EcoDiesel Industria (D)	1,572
51	Exxon Mobil Corp.	4,655
89	Newfield Exploration Co. (D)	4,813
44	Noble Energy, Inc.	3,375
38	Petro-Canada	2,198
99	Talisman Energy, Inc.	2,161
58	Total S.A. ADR	4,646
25	UGI Corp.	671

		24,091

	Finance — 25.6%
145	ACE Ltd.	8,801
47	Aetna, Inc.	2,634
46	American International Group, Inc.	2,910
96	Apollo Investment Corp. (G)	1,992
231	Bank of America Corp.	11,150
120	Capital One Financial Corp.	7,858
79	CIT Group, Inc.	2,794
56	Citigroup, Inc.	2,346
78	Commerce Bancorp, Inc.	3,166
141	Countrywide Financial Corp. (G)	2,188
206	E*Trade Financial Corp. (D)	2,299
33	Everest Re Group Ltd.	3,516
159	Genesis Lease Ltd.	3,495
76	Oaktree Capital (D)(I)	2,926
	Finance — (continued)
146	PennantPark Investment Corp. (G)	1,903
46	Platinum Underwriters Holdings Ltd.	1,649
608	Royal Bank of Scotland Group plc (A)	6,565
65	Thornburg Mortgage, Inc. (G)	680
85	UBS AG	4,580

		73,452

	Health Care — 8.2%
54	Alkermes, Inc. (D)	870
22	Astellas Pharma, Inc. (A)	977
50	Bristol-Myers Squibb Co.	1,484
51	Cooper Co., Inc.	2,121
265	Impax Laboratories, Inc. (D)(G)	2,843
50	Sanofi-Aventis S.A. (A)	4,396
74	Sanofi-Aventis S.A. ADR	3,270
153	Wyeth	7,416

		23,377

	Services — 9.1%
121	Avis Budget Group, Inc. (D)	2,515
249	BearingPoint, Inc. (D)	1,190
57	CACI International, Inc. Class A (D)	3,075
170	Comcast Corp. Class A (D)	3,574
349	Comcast Corp. Special Class A (D)	7,275
46	Entercom Communications Corp.	857
68	R.H. Donnelley Corp. (D)	3,714
52	United Parcel Service, Inc. Class B	3,928

		26,128

	Technology — 16.4%
64	Arrow Electronics, Inc. (D)	2,567
273	Cinram International Income Fund	3,789
143	Cisco Systems, Inc. (D)	4,734
82	Corning, Inc.	2,000
2	Embarq Corp.	93
88	Fairchild Semiconductor International, Inc. (D)	1,613
243	Flextronics International Ltd. (D)	2,996
229	JDS Uniphase Corp. (D)(G)	3,496
135	Microsoft Corp.	4,966
90	Qualcomm, Inc.	3,829
70	Seagate Technology	1,946
74	Solar Cayman Ltd. (A)(D)(H)	1,000
346	Sprint Nextel Corp.	5,914
179	Symantec Corp. (D)	3,367
107	Telefonaktiebolaget LM Ericsson ADR	3,218
67	Virgin Media, Inc.	1,479

		47,007

	Transportation — 3.9%
409	Northwest Airlines Corp. (D)(G)	7,593
56	UAL Corp. (D)(G)	2,663
30	US Airways Group, Inc. (D)(J)	841

		11,097

	Total common stock (cost $265,326)	$278,137

PREFERRED STOCK — 0.4%
	Finance — 0.4%
53	Thornburg Mortgage, Inc. (X)	$1,300

	Total preferred stock (cost $1,347)	$1,300

	Total long-term investments (cost $266,673)	$279,437

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 10.2%
	Repurchase Agreements — 2.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $2,433, collateralized by FHLMC 5.00%, 2035, FNMA 5.00%, 2033, value of $2,482)
$2,433	4.94% dated 10/31/2007		$2,433
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $623, collateralized by FHLMC 6.00% — 6.50%, 2037, FNMA 6.00% — 6.50%, 2037, value of $635)
623	4.94% dated 10/31/2007		623

Credit Suisse Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $623, collateralized by FHLMC 4.00% — 7.00%, 2010 — 2037, FNMA 4.00% — 10.50%, 2011 — 2037, value of $635)

623	4.94% dated 10/31/2007		623
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $3, collateralized by U.S. Treasury Note 2.63%, 2008, value of $3)
3	4.94% dated 10/31/2007		3

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,356, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2037, GNMA 6.00% — 7.00%, 2033 — 2037, value of $1,383)

1,356	4.94% dated 10/31/2007		1,356
	JPMorgan Chase TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $1,599, collateralized by FNMA 6.00%, 2036 — 2037, value of $1,631)
1,598	4.94% dated 10/31/2007		1,598
	Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2007 in the amount of $415, collateralized by FNMA 6.00%, 2036 — 2037, value of $424)
415	4.94% dated 10/31/2007		415

			7,051

Shares

	Securities Purchased with Proceeds from Security Lending — 7.7%
	Cash Collateral Reinvestment Fund:
22,076	BNY Institutional Cash Reserve Fund		22,076

	Total short-term investments (cost $29,127)		$29,127

	Total investments (cost $295,800) (C)	107.7%	$308,564
	Other assets and liabilities	(7.7)%	(22,090)

	Total net assets	100.0%	$286,474

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.81% of total net assets at October 31, 2007.

(C)	At October 31, 2007, the cost of securities for federal income tax purposes was $296,121 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,287
Unrealized Depreciation	(18,844)

Net Unrealized Appreciation	$12,443

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at October 31, 2007, was $17,861, which represents 6.23% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2007, was $2,926, which represents 1.02% of total net assets.

(J)	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At October 31, 2007, the market value of these securities was $841, which represents 0.29% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

03/2007	74	Solar Cayman Ltd.	$1,103

The aggregate value of these securities at October 31, 2007 was $1,000 which represents 0.35% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$89	$88	11/01/07	$1
Canadian Dollar (Buy)	431	432	11/05/07	(1)

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities
October 31, 2007
(000’s Omitted)

	Advisers	Balanced Allocation	Balanced Income
	Fund	Fund *	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$1,707,344	$970,695	$46,836
Cash	31,635	—	26
Foreign currency on deposit with custodian #	—	—	4
Unrealized appreciation on forward foreign currency contracts	1	—	10
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	12,932	—	78
Fund shares sold	718	2,853	169
Dividends and interest	6,343	1,698	386
Variation margin	—	—	2
Other assets	71	55	36

Total assets	1,759,044	975,301	47,547

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	40
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	164,072	—	—
Payables:
Investment securities purchased	28,093	400	319
Fund shares redeemed	2,799	1,015	11
Investment advisory and management fees (Note 3)	188	23	7
Dividends	—	—	—
Distribution fees (Note 3)	139	99	3
Variation margin	—	—	5
Accrued expenses	470	179	10
Written options contracts	80	—	—

Total liabilities	195,841	1,716	395

Net assets	$1,563,203	$973,585	$47,152

Summary of Net Assets:
Capital stock and paid-in-capital	$1,320,742	$827,026	$45,242
Accumulated undistributed (distribution in excess of) net investment income (loss)	2,040	1,193	147
Accumulated net realized gain (loss) on investments and foreign currency transactions	163,093	42,579	181
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	77,328	102,787	1,582

Net assets	$1,563,203	$973,585	$47,152

Shares authorized	910,000	400,000	800,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$18.52/$19.60	$13.10/$13.86	$11.02/$11.66

Shares outstanding	58,779	46,450	3,676

Net assets	$1,088,361	$608,443	$40,501

Class B: Net asset value per share	$18.34	$13.06	$10.98

Shares outstanding	13,527	10,376	208

Net assets	$248,020	$135,541	$2,280

Class C: Net asset value per share	$18.51	$13.06	$10.97

Shares outstanding	11,171	17,244	388

Net assets	$206,799	$225,155	$4,256

Class I: Net asset value per share	$—	$13.09	$—

Shares outstanding	—	71	—

Net assets	$—	$927	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$18.70	$13.08	$—

Shares outstanding	1	9	—

Net assets	$11	$115	$—

Class R4: Net asset value per share	$18.70	$13.10	$—

Shares outstanding	3	205	—

Net assets	$53	$2,679	$—

Class R5: Net asset value per share	$18.71	$13.10	$—

Shares outstanding	1	55	—

Net assets	$11	$725	$—

Class Y: Net asset value per share	$18.71	$—	$11.03

Shares outstanding	1,066	—	10

Net assets	$19,948	$—	$115

@ Cost of securities	$1,630,003	$867,908	$45,236

@ Market value of securities on loan	$158,946	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$4

*	Relates to investments in affiliated investment companies.
(1)	Formally known as The Hartford Aggressive Growth Allocation Fund.
(a)	Commenced operations on May 31, 2007.
(V)	Cash of $1,174 was designated to cover open put options written.

The accompanying notes are an integral part of these financial statements.

Capital Appreciation	Capital Appreciation II	Checks and Balances	Conservative Allocation	Disciplined Equity		Dividend and Growth	Equity Growth Allocation	Equity Income
Fund	Fund	Fund (a)	Fund *	Fund		Fund	Fund *(1)	Fund

$22,764,807	$1,537,981	$238,425	$195,844	$370,739		$4,578,936	$296,429	$1,039,807
1	2,348	—	—	1,174	(V)	250	—	1
3,298	—	—	—	—		—	—	—
123	12	—	—	—		—	—	—
—	—	—	—	—		—	—	—

72,047	18,428	—	14	21,721		16,346	49	2,159
68,996	21,147	12,261	319	67		6,485	604	1,692
14,923	552	288	501	290		5,841	—	1,598
—	—	—	—	90		—	—	—
457	88	56	43	40		121	52	84

22,924,652	1,580,556	251,030	196,721	394,121		4,607,979	297,134	1,045,341

75,290	6	—	—	—		—	—	—
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
1,086,627	121,810	—	—	25,759		327,770	—	28,734

215,544	29,941	3,363	—	22,896		17,131	—	—
23,997	1,490	199	182	504		4,244	293	914
2,651	241	—	6	52		503	8	145
—	—	—	—	—		—	—	—
1,892	135	21	20	19		298	31	60
—	—	—	—	42		—	—	—
3,718	243	20	43	98		880	84	183
—	—	—	—	3		—	—	—

1,409,719	153,866	3,603	251	49,373		350,826	416	30,036

$21,514,933	$1,426,690	$247,427	$196,470	$344,748		$4,257,153	$296,718	$1,015,305

$15,268,751	$1,165,696	$239,062	$178,536	$306,681		$3,116,116	$228,365	$827,215
81,407	(688)	220	423	686		4,527	—	1,289
1,797,185	96,946	—	6,328	(10,661)		226,725	17,301	26,463
4,367,590	164,736	8,145	11,183	48,042		909,785	51,052	160,338

$21,514,933	$1,426,690	$247,427	$196,470	$344,748		$4,257,153	$296,718	$1,015,305

1,215,000	1,000,000	600,000	400,000	450,000		700,000	400,000	500,000

0.001	0.001	0.001	0.001	0.001		0.001	0.001	0.001

$46.08/$48.76	$16.95/$17.94	$10.51/$11.12	$11.63/$12.31	$14.91/$15.78		$23.12/$24.47	$15.55/$16.46	$15.16/$16.04

296,994	48,457	16,426	10,449	11,884		139,977	11,149	50,070

$13,684,583	$821,428	$172,572	$121,488	$177,170		$3,236,757	$173,379	$758,905

$41.59	$16.62	$10.49	$11.62	$14.16		$22.76	$15.40	$15.12

53,129	6,312	1,883	2,229	2,117		17,377	3,099	3,468

$2,209,870	$104,908	$19,750	$25,903	$29,968		$395,552	$47,743	$52,424

$41.82	$16.66	$10.49	$11.62	$14.17		$22.72	$15.39	$15.14

105,490	24,958	5,253	3,997	1,868		16,087	4,810	4,803

$4,411,286	$415,689	$55,105	$46,433	$26,479		$365,443	$74,047	$72,690

$45.90	$17.02	$—	$11.61	$—		$23.07	$15.59	$15.12

3,412	4,930	—	129	—		82	4	60

$156,616	$83,905	$—	$1,502	$—		$1,899	$64	$907

$—	$—	$—	$—	$—		$—	$—	$—

—	—	—	—	—		—	—	—

$—	$—	$—	$—	$—		$—	$—	$—

$48.91	$17.00	$—	$11.61	$15.33		$23.37	$15.52	$15.21

1	27	—	2	1		8	61	6

$41	$452	$—	$20	$11		$177	$952	$95

$49.05	$17.05	$—	$11.62	$15.37		$23.39	$15.56	$15.22

318	1	—	37	1		85	29	1

$15,618	$14	$—	$429	$11		$1,994	$456	$11

$49.15	$17.10	$—	$11.63	$15.41		$23.41	$15.60	$15.22

24	8	—	60	1		8	5	1

$1,165	$136	$—	$695	$11		$193	$77	$11

$49.23	$17.12	$—	$—	$15.43		$23.41	$—	$15.23

21,039	9	—	—	7,198		10,896	—	8,555

$1,035,754	$158	$—	$—	$111,098		$255,138	$—	$130,262

$18,321,937	$1,373,244	$230,280	$184,661	$322,753		$3,669,151	$245,377	$879,469

$1,075,082	$120,315	$—	$—	$25,322		$322,689	$—	$28,417

$3,271	$—	$—	$—	$—		$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2007 (Unaudited)
(000’s Omitted)

	Floating Rate	Fundamental Growth	Global Communications
	Fund	Fund (2)	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$4,541,240	$74,972	$51,210
Cash	4,208	1	1
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	4
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	81,643	1,014	351
Fund shares sold	18,343	104	449
Dividends and interest	41,528	39	33
Variation margin	—	—	—
Other assets	276	18	17

Total assets	4,687,238	76,148	52,065

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	1
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	—	8,709	3,229
Payables:
Investment securities purchased	201,784	877	342
Fund shares redeemed	24,378	253	329
Investment advisory and management fees (Note 3)	517	11	8
Dividends	8,420	—	—
Distribution fees (Note 3)	468	7	5
Variation margin	—	—	—
Accrued expenses	545	60	15
Written options contracts	—	—	—

Total liabilities	236,112	9,917	3,929

Net assets	$4,451,126	$66,231	$48,136

Summary of Net Assets:
Capital stock and paid-in-capital	$4,637,938	$51,816	$34,393
Accumulated undistributed (distribution in excess of) net investment income (loss)	1,747	—	(3)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(51,272)	7,242	1,530
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(137,287)	7,173	12,216

Net assets	$4,451,126	$66,231	$48,136

Shares authorized	2,400,000	300,000	300,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$9.79/$10.09	$13.95/$14.76	$10.99/$11.63

Shares outstanding	203,989	2,856	2,726

Net assets	$1,996,644	$39,831	$29,950

Class B: Net asset value per share	$9.79	$13.40	$10.61

Shares outstanding	7,297	919	581

Net assets	$71,403	$12,307	$6,161

Class C: Net asset value per share	$9.78	$13.41	$10.59

Shares outstanding	191,293	1,022	1,040

Net assets	$1,870,911	$13,703	$11,019

Class I: Net asset value per share	$9.79	$—	$—

Shares outstanding	41,559	—	—

Net assets	$406,906	$—	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$9.79	$—	$—

Shares outstanding	29	—	—

Net assets	$285	$—	$—

Class R4: Net asset value per share	$9.78	$—	$—

Shares outstanding	1	—	—

Net assets	$10	$—	$—

Class R5: Net asset value per share	$9.81	$—	$—

Shares outstanding	21	—	—

Net assets	$205	$—	$—

Class Y: Net asset value per share	$9.78	$14.27	$11.23

Shares outstanding	10,710	27	90

Net assets	$104,762	$390	$1,006

@ Cost of securities	$4,678,425	$67,799	$38,994

@ Market value of securities on loan	$—	$8,529	$3,251

# Cost of foreign currency on deposit with custodian	$—	$—	$—

*	Relates to investments in affiliated investment companies.
(2)	Formally known as The Hartford Focus Fund.
(3)	Formally known as The Hartford Global Leaders Fund.

The accompanying notes are an integral part of these financial statements.

Global Financial Services	Global Growth	Global Health	Global Technology	Growth Allocation	Growth	Growth Opportunities	High Yield
Fund	Fund (3)	Fund	Fund	Fund *	Fund	Fund	Fund

$35,369	$902,491	$1,106,004	$86,226	$886,516	$1,277,891	$2,663,307	$281,130
1	—	—	—	—	4	—	—
—	188	—	31	—	—	—	1,121
—	10	1	—	—	—	32	—
—	—	—	—	—	—	—	21

25	10,575	—	1,431	219	28,938	32,278	6,963
18	322	2,003	474	1,591	1,609	24,524	169
40	552	1,494	16	697	939	990	5,378
—	—	—	—	—	—	—	—
17	58	55	33	62	80	131	56

35,470	914,196	1,109,557	88,211	889,085	1,309,461	2,721,262	294,838

—	—	9	—	—	—	—	14
—	—	—	—	—	—	—	—
—	706	—	98	—	—	—	231
—	—	1,067	—	—	—	—	—
362	64,543	141,401	6,635	—	72,912	333,583	37,986

138	4,429	6,731	1,890	—	17,877	164,351	12,416
53	898	1,362	41	1,338	980	2,616	379
6	128	160	13	22	168	297	35
—	—	—	—	—	—	—	313
3	52	66	8	96	68	130	21
—	—	—	—	—	—	—	91
15	264	220	37	183	298	340	113
—	—	—	—	—	—	—	—

577	71,020	151,016	8,722	1,639	92,303	501,317	51,599

$34,893	$843,176	$958,541	$79,489	$887,446	$1,217,158	$2,219,945	$243,239

$26,867	$502,785	$780,722	$107,607	$704,761	$882,324	$1,541,302	$321,845
374	(1)	9	—	1,739	—	266	155
3,842	89,311	64,983	(40,386)	48,779	89,122	259,143	(75,566)
3,810	251,081	112,827	12,268	132,167	245,712	419,234	(3,195)

$34,893	$843,176	$958,541	$79,489	$887,446	$1,217,158	$2,219,945	$243,239

300,000	450,000	500,000	300,000	400,000	27,000,000	23,750,000	500,000

0.001	0.001	0.001	0.001	0.001	0.0001	0.0001	0.001

$14.16/$14.98	$24.97/$26.42	$18.85/$19.95	$7.23/$7.65	$14.51/$15.35	$21.25/$22.49	$38.24/$40.47	$7.92/$8.29

1,725	19,725	27,025	6,465	34,694	29,534	25,892	21,646

$24,420	$492,466	$509,341	$46,765	$503,345	$627,677	$989,969	$171,505

$13.87	$23.27	$17.67	$6.85	$14.37	$18.39	$32.23	$7.91

274	3,391	4,692	2,124	9,959	2,250	1,750	3,995

$3,803	$78,931	$82,932	$14,552	$143,140	$41,359	$56,396	$31,591

$13.82	$23.40	$17.71	$6.82	$14.37	$18.45	$32.27	$7.91

374	3,237	7,742	2,266	16,636	4,624	6,237	4,432

$5,164	$75,742	$137,101	$15,462	$238,997	$85,303	$201,274	$35,066

$—	$—	$18.96	$—	$14.49	$21.34	$38.39	$7.93

—	—	792	—	55	1,669	1,059	19

$—	$—	$15,017	$—	$804	$35,626	$40,678	$149

$—	$—	$—	$—	$—	$21.60	$38.91	$—

—	—	—	—	—	14,978	20,300	—

$—	$—	$—	$—	$—	$323,581	$789,757	$—

$—	$26.02	$19.59	$—	$14.46	$21.76	$39.18	$7.93

—	1	6	—	4	1	8	1

$—	$13	$112	$—	$53	$16	$323	$10

$—	$26.09	$19.66	$—	$14.51	$21.82	$39.33	$7.93

—	1	25	—	22	13	87	1

$—	$13	$494	$—	$325	$282	$3,402	$10

$—	$26.15	$19.70	$—	$14.54	$21.87	$39.39	$7.93

—	1	22	—	54	3	2	1

$—	$13	$434	$—	$782	$63	$81	$11

$14.35	$26.19	$19.74	$7.45	$—	$21.90	$39.43	$7.93

105	7,482	10,796	364	—	4,714	3,502	618

$1,506	$195,998	$213,110	$2,710	$—	$103,251	$138,065	$4,897

$31,560	$651,423	$993,165	$73,962	$754,349	$1,032,179	$2,244,078	$284,430

$367	$63,153	$137,565	$6,712	$—	$71,482	$335,672	$36,279

$—	$187	$—	$31	$—	$—	$—	$1,117

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2007 (Unaudited)
(000’s Omitted)

	High Yield Municipal Bond	Income Allocation	Income
	Fund (b)	Fund *	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$66,761	$49,611	$388,894
Cash	—	—	—
Foreign currency on deposit with custodian #	—	—	2
Unrealized appreciation on forward foreign currency contracts	—	—	277
Unrealized appreciation on swap contracts	—	—	20
Receivables:
Investment securities sold	—	17	3,862
Fund shares sold	2,239	271	179
Dividends and interest	796	213	3,875
Variation margin	—	—	135
Other assets	59	46	32

Total assets	69,855	50,158	397,276

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	237
Unrealized depreciation on swap contracts	—	—	2
Bank overdraft — U.S. Dollars	—	—	166
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	—	—	54,756
Payables:
Investment securities purchased	3,976	—	5,659
Fund shares redeemed	51	104	191
Investment advisory and management fees (Note 3)	7	1	39
Dividends	100	—	191
Distribution fees (Note 3)	4	4	9
Variation margin	—	—	428
Accrued expenses	8	13	34
Written options contracts	—	—	—

Total liabilities	4,146	122	61,712

Net assets	$65,709	$50,036	$335,564

Summary of Net Assets:
Capital stock and paid-in-capital	$67,003	$50,809	$340,916
Accumulated undistributed (distribution in excess of) net investment income (loss)	39	11	95
Accumulated net realized gain (loss) on investments and foreign currency transactions	(284)	(667)	(964)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(1,049)	(117)	(4,483)

Net assets	$65,709	$50,036	$335,564

Shares authorized	650,000	400,000	300,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$9.46/$9.91	$9.87/$10.34	$10.14/$10.62

Shares outstanding	4,890	3,481	9,673

Net assets	$46,261	$34,347	$98,047

Class B: Net asset value per share	$9.46	$9.86	$10.14

Shares outstanding	141	583	971

Net assets	$1,333	$5,754	$9,837

Class C: Net asset value per share	$9.46	$9.86	$10.16

Shares outstanding	1,187	882	1,404

Net assets	$11,236	$8,697	$14,263

Class I: Net asset value per share	$9.47	$9.87	$—

Shares outstanding	727	114	—

Net assets	$6,879	$1,122	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	—	$9.87	$—

Shares outstanding	—	1	—

Net assets	$—	$10	$—

Class R4: Net asset value per share	—	$9.86	$—

Shares outstanding	—	10	—

Net assets	$—	$96	$—

Class R5: Net asset value per share	—	$9.87	$—

Shares outstanding	—	1	—

Net assets	$—	$10	$—

Class Y: Net asset value per share	—	—	$10.12

Shares outstanding	—	—	21,082

Net assets	$—	$—	$213,417

@ Cost of securities	$67,810	$49,728	$393,624

@ Market value of securities on loan	$—	$—	$52,487

# Cost of foreign currency on deposit with custodian	$—	$—	$2

*	Relates to investments in affiliated investment companies.
(4)	Formally known as The Hartford International Capital Appreciation Fund.
(b)	Commenced operations on May 1, 2007.
(c)	Commenced operations on November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Inflation Plus	International Growth	International Opportunities	International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value
Fund	Fund (4)	Fund	Fund	Fund (c)	Fund	Fund	Fund

$605,950	$654,825	$521,320	$413,042	$12,336	$3,972,197	$19,120	$520,440
—	4,095	3,291	141	—	—	1	1
—	205	18	8	—	—	—	—
—	21	—	11	—	16	—	—
—	—	—	—	—	—	—	—

266	3,416	1,807	2,803	—	89,516	—	3,595
273	1,779	792	528	—	2,707	—	20
2,339	440	374	563	6	659	5	140
94	—	—	—	—	—	—	—
62	58	45	43	49	54	11	18

608,984	664,839	527,647	417,139	12,391	4,065,149	19,137	524,214

—	—	3	2	—	2	—	2
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	29,411	80,639	74,865	—	687,231	—	83,868

27,355	5,609	9,082	3,449	17	49,314	118	2,288
503	753	483	195	2	3,862	11	358
66	105	70	57	2	458	3	70
217	—	—	—	—	—	—	—
53	42	24	17	1	290	1	38
394	—	—	—	—	—	—	—
139	154	118	84	4	783	7	153
352	—	—	—	—	—	—	—

29,079	36,074	90,419	78,669	26	741,940	140	86,777

$579,905	$628,765	$437,228	$338,470	$12,365	$3,323,209	$18,997	$437,437

$594,542	$431,114	$290,381	$258,433	$11,226	$2,240,036	$15,173	$297,191
1,990	—	1,318	1,907	—	11,863	—	(4)
(19,200)	79,942	62,932	36,435	188	501,341	2,699	73,399
2,573	117,709	82,597	41,695	951	569,969	1,125	66,851

$579,905	$628,765	$437,228	$338,470	$12,365	$3,323,209	$18,997	$437,437

600,000	500,000	450,000	350,000	800,000	460,000	800,000	300,000

0.001	0.001	0.001	0.001	0.001	0.001	0.001	0.001

$10.66/$11.16	$18.93/$20.03	$21.79/$23.06	$17.99/$19.04	$11.07/$11.71	$26.89/$28.46	$13.16/$13.93	$14.80/$15.66

17,314	22,776	11,072	8,522	1,026	82,017	1,262	21,030

$184,558	$431,193	$241,239	$153,290	$11,349	$2,205,026	$16,600	$311,227

$10.64	$18.08	$20.34	$17.35	$10.99	$24.23	$13.03	$13.95

6,445	2,852	1,846	1,128	33	18,779	55	4,371

$68,593	$51,577	$37,545	$19,562	$360	$454,927	$713	$60,957

$10.63	$18.10	$20.16	$17.16	$10.99	$24.40	$13.02	$13.96

14,958	3,646	1,541	1,925	50	21,658	119	4,534

$159,067	$65,982	$31,076	$33,033	$545	$528,342	$1,550	$63,292

$10.68	$18.79	$—	$18.02	$—	$—	$—	$—

328	188	—	10	—	—	—	—

$3,501	$3,543	$—	$174	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$10.67	$19.24	$22.33	$—	$—	$—	$—	$—

1	1	1	—	—	—	—	—

$10	$15	$28	$—	$—	$—	$—	$—

$10.67	$19.30	$22.39	$—	$—	$—	$—	$—

1	1	1	—	—	—	—	—

$10	$13	$13	$—	$—	$—	$—	$—

$10.68	$19.35	$22.45	$—	$—	$—	$—	$—

1	1	1	—	—	—	—	—

$11	$13	$13	$—	$—	$—	$—	$—

$10.69	$19.38	$22.48	$18.26	$11.09	$28.74	$13.19	$15.39

15,358	3,944	5,663	7,252	10	4,695	10	127

$164,155	$76,429	$127,314	$132,411	$111	$134,914	$134	$1,961

$602,902	$537,123	$438,722	$371,353	$11,385	$3,402,228	$17,995	$453,589

$—	$28,584	$77,132	$71,485	$—	$671,449	$—	$82,543

$—	$204	$17	$8	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2007 (Unaudited)
(000’s Omitted)

	Money Market	Retirement Income	Select MidCap Growth
	Fund	Fund *	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$427,255	$3,589	$40,441
Cash	16	—	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	—	—	—
Fund shares sold	1,795	10	74
Dividends and interest	649	11	7
Variation margin	—	—	—
Other assets	78	42	23

Total assets	429,793	3,652	40,545

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	—	—	8,614
Payables:
Investment securities purchased	3,458	10	375
Fund shares redeemed	1,230	—	60
Investment advisory and management fees (Note 3)	40	—	4
Dividends	91	—	—
Distribution fees (Note 3)	33	—	3
Variation margin	—	—	—
Accrued expenses	90	4	19
Written options contracts	—	—	—

Total liabilities	4,942	14	9,075

Net assets	$424,851	$3,638	$31,470

Summary of Net Assets:
Capital stock and paid-in-capital	$424,851	$3,523	$25,063
Accumulated undistributed (distribution in excess of) net investment income (loss)	—	2	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	—	47	3,880
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	—	66	2,527

Net assets	$424,851	$3,638	$31,470

Shares authorized	2,850,000	950,000	800,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$1.00/$1.00	$10.09/$10.68	$12.73/$13.47

Shares outstanding	314,872	299	1,734

Net assets	$314,872	$3,016	$22,074

Class B: Net asset value per share	$1.00	$10.10	$12.50

Shares outstanding	29,219	21	361

Net assets	$29,219	$216	$4,509

Class C: Net asset value per share	$1.00	$10.11	$12.46

Shares outstanding	59,575	24	383

Net assets	$59,575	$244	$4,772

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$1.00	$10.10	$—

Shares outstanding	10	1	—

Net assets	$10	$11	$—

Class R4: Net asset value per share	$1.00	$10.10	$—

Shares outstanding	17,239	2	—

Net assets	$17,239	$16	$—

Class R5: Net asset value per share	$1.00	$10.10	$—

Shares outstanding	1,229	1	—

Net assets	$1,229	$11	$—

Class Y: Net asset value per share	$1.00	$10.10	$12.88

Shares outstanding	2,707	12	9

Net assets	$2,707	$124	$115

@ Cost of securities	$427,255	$3,523	$37,914

@ Market value of securities on loan	$—	$—	$8,411

# Cost of foreign currency on deposit with custodian	$—	$—	$—

* Relates to investments in affiliated investment companies.
(d) Commenced operation on May 15, 2007.

The accompanying notes are an integral part of these financial statements.

Select MidCap Value	Select SmallCap Value	Short Duration	Small Company	SmallCap Growth	Stock	Strategic Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund (d)	Target Retirement 2010 Fund *

$118,742	$110,638	$198,428	$872,176	$558,319	$1,082,192	$90,724	$9,382
1	155	1	2	3	1	—	—
—	—	—	—	—	—	57	—
—	—	—	—	—	1	52	—
—	—	—	—	—	—	2	—

—	1,396	5,963	4,952	—	13,131	1,276	—
54	73	63	1,375	205	256	2,806	6
23	75	1,281	136	62	948	1,215	22
23	11	—	126	19	—	4	—
22	13	26	61	46	61	55	44

118,865	112,361	205,762	878,828	558,654	1,096,590	96,191	9,454

—	—	—	—	—	—	65	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	55	—
—	—	—	—	—	1	—	—
12,752	—	—	250,743	164,371	26,285	—	—

—	690	—	2,612	917	8,566	11,047	6
334	—	140	622	739	1,414	69	—
15	21	22	95	61	150	8	—
—	—	57	—	—	—	91	—
4	1	7	37	22	93	6	1
—	—	—	—	1	—	130	—
27	18	35	141	198	484	9	7
—	—	—	—	—	87	—	—

13,132	730	261	254,250	166,309	37,080	11,480	14

$105,733	$111,631	$205,501	$624,578	$392,345	$1,059,510	$84,711	$9,440

$99,837	$103,116	$209,973	$483,527	$334,454	$1,129,838	$84,767	$8,726
163	688	18	—	—	1,179	181	20
10,141	7,408	(2,394)	64,053	32,099	(149,500)	(81)	188
(4,408)	419	(2,096)	76,998	25,792	77,993	(156)	506

$105,733	$111,631	$205,501	$624,578	$392,345	$1,059,510	$84,711	$9,440

800,000	800,000	300,000	500,000	27,000,000	450,000	700,000	950,000

0.001	0.001	0.001	0.001	0.0001	0.001	0.001	0.001

$12.17/$12.88	$11.79/$12.48	$9.82/$10.12	$24.46/$25.88	$33.57/$35.52	$24.47/$25.89	$9.75/$10.21	$10.66/$11.28

3,224	1,621	3,524	12,260	4,829	27,210	4,406	708

$39,238	$19,106	$34,606	$299,819	$162,102	$665,897	$42,949	$7,547

$11.96	$11.65	$9.82	$22.30	$29.93	$22.69	$9.75	$10.64

361	50	646	2,357	580	7,506	271	50

$4,322	$587	$6,349	$52,549	$17,352	$170,341	$2,644	$533

$11.95	$11.66	$9.82	$22.32	$29.85	$22.89	$9.76	$10.64

694	64	2,272	2,852	797	6,536	1,770	70

$8,300	$749	$22,322	$63,650	$23,778	$149,640	$17,275	$743

$—	$—	$—	$24.55	$33.64	$—	$9.77	$—

—	—	—	158	137	—	1,148	—

$—	$—	$—	$3,886	$4,614	$—	$11,212	$—

$—	$—	$—	$—	$33.78	$—	$—	$—

—	—	—	—	4,077	—	—	—

$—	$—	$—	$—	$137,702	$—	$—	$—

$—	$—	$—	$25.83	$34.16	$25.40	—	$10.66

—	—	—	7	—	2	—	1

$—	$—	$—	$181	$11	$42	$—	$11

$—	$—	$—	$25.91	$34.26	$25.47	—	$10.66

—	—	—	379	9	2	—	41

$—	$—	$—	$9,809	$309	$44	$—	$442

$—	$—	$—	$25.97	$34.34	$25.53	—	$10.67

—	—	—	23	—	—	—	1

$—	$—	$—	$588	$11	$11	$—	$11

$12.21	$11.80	$9.81	$26.00	$34.38	$25.56	$9.76	$10.66

4,411	7,728	14,504	7,466	1,352	2,877	1,090	14

$53,873	$91,189	$142,224	$194,096	$46,466	$73,535	$10,631	$153

$123,151	$110,237	$200,524	$795,349	$532,539	$1,004,185	$90,920	$8,876

$12,435	$—	$—	$246,174	$158,964	$25,175	$—	$—

$—	$—	$—	$—	$—	$—	$55	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2007 (Unaudited)
(000’s Omitted)

			Tax-Free California
	Target Retirement 2020 Fund *	Target Retirement 2030 Fund *	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$20,179	$16,721	$44,255
Cash	—	—	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	—	—	—
Fund shares sold	22	163	—
Dividends and interest	32	13	555
Variation margin	—	—	—
Other assets	37	38	8

Total assets	20,270	16,935	44,818

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	—	—	—
Payables:
Investment securities purchased	22	39	—
Fund shares redeemed	—	2	42
Investment advisory and management fees (Note 3)	1	—	5
Dividends	—	—	30
Distribution fees (Note 3)	1	1	3
Variation margin	—	—	—
Accrued expenses	7	6	7
Written options contracts	—	—	—

Total liabilities	31	48	87

Net assets	$20,239	$16,887	$44,731

Summary of Net Assets:
Capital stock and paid-in-capital	$18,817	$15,240	$45,291
Accumulated undistributed (distribution in excess of) net investment income (loss)	25	48	14
Accumulated net realized gain (loss) on investments and foreign currency transactions	159	161	(272)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	1,238	1,438	(302)

Net assets	$20,239	$16,887	$44,731

Shares authorized	950,000	950,000	250,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$11.68/$12.36	$10.92/$11.56	$10.16/$10.64

Shares outstanding	1,516	1,398	3,705

Net assets	$17,710	$15,260	$37,646

Class B: Net asset value per share	$11.68	$10.90	$10.15

Shares outstanding	61	48	190

Net assets	$717	$522	$1,932

Class C: Net asset value per share	$11.67	$10.89	$10.17

Shares outstanding	56	37	506

Net assets	$649	$405	$5,153

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$11.67	$10.88	$—

Shares outstanding	1	1	—

Net assets	$11	$11	$—

Class R4: Net asset value per share	$11.67	$10.91	$—

Shares outstanding	97	59	—

Net assets	$1,129	$640	$—

Class R5: Net asset value per share	$11.68	$10.93	$—

Shares outstanding	1	1	—

Net assets	$11	$11	$—

Class Y: Net asset value per share	$11.68	$10.95	$—

Shares outstanding	1	3	—

Net assets	$12	$38	$—

@ Cost of securities	$18,941	$15,283	$44,557

@ Market value of securities on loan	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

* Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

Tax-Free Minnesota	Tax-Free National	Tax-Free New York	Total Return Bond	U.S. Government Securities	Value	Value Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$35,844	$181,079	$15,368	$1,305,997	$203,197	$422,816	$308,564
—	—	—	5,667	1	—	1
—	—	—	1,117	—	—	—
—	—	—	1,137	—	—	1
—	—	—	83	—	—	—

—	—	—	13,981	1	2,688	539
23	2,731	—	4,569	692	80	799
526	2,691	257	9,400	1,457	488	156
—	—	—	909	80	—	—
11	59	7	92	32	37	51

36,404	186,560	15,632	1,342,952	205,460	426,109	310,111

—	—	—	883	—	—	1
—	—	—	296	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	21,361	11,590	6,316	22,076

223	2,254	—	182,683	—	1,906	1,189
—	1,133	—	1,248	111	143	228
5	25	2	115	21	63	47
24	188	3	174	154	—	—
1	11	1	61	10	9	20
—	—	—	1,752	199	—	—
10	24	4	257	49	71	76
—	—	—	—	—	—	—

263	3,635	10	208,830	12,134	8,508	23,637

$36,141	$182,925	$15,622	$1,134,122	$193,326	$417,601	$286,474

$35,772	$183,109	$15,559	$1,146,395	$213,613	$333,588	$232,032
3	67	5	2,968	29	3,572	891
(114)	(887)	(52)	(8,716)	(19,870)	18,838	40,787
480	636	110	(6,525)	(446)	61,603	12,764

$36,141	$182,925	$15,622	$1,134,122	$193,326	$417,601	$286,474

19,250,000	19,300,000	250,000	550,000	19,250,000	500,000	27,000,000

0.0001	0.0001	0.001	0.001	0.0001	0.001	0.0001

$9.94/$10.41	$10.88/$11.39	$10.14/$10.62	$10.52/$11.02	$9.06/$9.49	$14.13/$14.95	$18.24/$19.30

998	10,612	1,112	57,149	6,004	6,301	8,644

$9,923	$115,459	$11,276	$601,301	$54,414	$89,023	$157,671

$9.96	$10.80	$10.14	$10.47	$9.02	$13.78	$16.75

76	633	165	7,871	1,534	942	1,241

$759	$6,839	$1,677	$82,376	$13,837	$12,976	$20,792

$9.96	$10.83	$10.14	$10.54	$9.02	$13.78	$16.71

56	2,074	263	8,046	1,606	995	1,959

$561	$22,467	$2,669	$84,793	$14,488	$13,710	$32,738

$—	$10.90	$—	$10.52	$—	$14.15	$18.13

—	322	—	290	—	3	257

$—	$3,505	$—	$3,050	$—	$46	$4,659

$9.98	$10.85	$—	$—	$9.05	$—	$18.31

294	773	—	—	3,499	—	2,354

$2,933	$8,380	$—	$—	$31,681	$—	$43,102

$—	$—	$—	$10.64	$—	$14.00	$18.56

—	—	—	1	—	1	7

$—	$—	$—	$10	$—	$11	$124

$—	$—	$—	$10.65	$—	$14.03	$18.61

—	—	—	275	—	1	39

$—	$—	$—	$2,928	$—	$11	$732

$—	$—	$—	$10.64	$—	$14.07	$18.66

—	—	—	13	—	1	1

$—	$—	$—	$141	$—	$11	$11

$9.94	$10.86	$—	$10.64	$9.08	$14.09	$18.73

2,209	2,420	—	33,784	8,691	21,416	1,422

$21,965	$26,275	$—	$359,523	$78,906	$301,813	$26,645

$35,364	$180,443	$15,258	$1,312,664	$203,755	$361,213	$295,800

$—	$—	$—	$20,530	$11,253	$6,319	$21,563

$—	$—	$—	$1,063	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations
For the Year Ended October 31, 2007
(000’s Omitted)

Advisers	Balanced Allocation	Balanced Income
Fund	Fund *	Fund
Investment Income:
Dividends	$16,705	$22,477	$411
Interest	28,181	—	927
Securities lending	440	—	—
Less: Foreign tax withheld	(429)	—	(5)

Total investment income, net	44,897	22,477	1,333

Expenses:
Investment advisory and management fees	10,177	1,101	203
Transfer agent fees	3,456	893	22
Distribution fees
Class A	2,749	1,326	62
Class B	2,944	1,219	11
Class C	2,131	1,978	18
Class H (L)	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	1	—
Custodian fees	1	—	7
Accounting services	244	85	4
Registration and filing fees	134	144	49
Board of Directors’ fees	30	14	1
Interest expense	—	—	—
Other expenses	539	349	21

Total expenses (before waivers and fees paid indirectly)	22,405	7,110	398
Expense waivers	(813)	(40)	(40)
Transfer agent fee waivers	—	—	—
Commission recapture	(79)	—	—
Custodian fee offset	(6)	—	—

Total waivers and fees paid indirectly	(898)	(40)	(40)

Total expenses, net	21,507	7,070	358

Net investment income (loss)	23,390	15,407	975

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	25,242	—
Net realized gain (loss) on investments	171,927	24,557	190
Net realized gain (loss) on futures, written options and swap contracts	558	(A)	—	12
Net realized gain (loss) on foreign currency transactions	(94)	—	1

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	172,391	49,799	203

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	2,147	51,767	1,110
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	(13)	—	11
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(17)	—	25

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	2,117	51,767	1,146

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	174,508	101,566	1,349

Payment from Affiliate (See Note 3g on accompanying Notes to Financial Statements)	1,265	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$199,163	$116,973	$2,324

*	Relates to investments in affiliated investment companies.
(1)	Formally known as The Hartford Aggressive Growth Allocation Fund.
(a)	Commenced operations on May 31, 2007.
(L)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(A)	Realized gains on written options were $558.
#	Realized gains on written options were $1,212.
(AA)	Realized gains on written options were $145.

The accompanying notes are an integral part of these financial statements.

Capital Appreciation	Capital Appreciation II	Checks and Balances	Conservative Allocation	Disciplined Equity	Dividend and Growth	Equity Growth Allocation	Equity Income
Fund	Fund	Fund (a)	Fund *	Fund	Fund	Fund *(1)	Fund

$225,921	$9,368	$913	$6,110	$5,876	$87,572	$1,582	$26,670
42,382	2,111	—	—	115	6,164	—	1,044
2,963	361	—	—	23	1,298	—	56
(9,600)	(483)	—	—	—	(1,577)	—	(434)

261,666	11,357	913	6,110	6,014	93,457	1,582	27,336

114,010	7,506	—	263	2,786	24,040	373	6,775
25,294	1,338	43	160	711	6,165	501	1,174

27,579	1,179	73	265	459	7,408	363	1,635
19,990	617	33	232	336	3,867	404	496
35,792	2,260	91	441	278	3,467	624	689
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	1	—	—	—	—	2	—
3	—	—	—	—	—	—	—
350	16	—	—	12	6	—	5
2,608	119	4	18	52	576	25	134
826	164	19	93	84	272	103	154
273	10	1	3	7	62	4	14
—	—	—	—	—	—	—	—
5,733	283	8	84	125	1,236	111	312

232,458	13,493	272	1,559	4,850	47,099	2,510	11,388
—	—	—	(67)	(62)	—	(100)	(897)
—	—	—	—	(24)	—	—	—
(774)	(45)	—	—	(1)	(61)	—	(21)
(38)	(5)	—	—	(1)	(5)	—	(2)

(812)	(50)	—	(67)	(88)	(66)	(100)	(920)

231,646	13,443	272	1,492	4,762	47,033	2,410	10,468

30,020	(2,086)	641	4,618	1,252	46,424	(828)	16,868

—	—	—	2,853	—	—	10,946	—
1,863,271	100,240	—	4,695	50,225	229,113	10,890	26,554
1,212	#	—	—	—	107	(AA)	—	—	—
(2,260)	(60)	—	—	—	—	—	—

1,862,223	100,180	—	7,548	50,332	229,113	21,836	26,554

2,368,221	140,401	8,145	5,004	(6,925)	287,647	28,992	75,895
—	—	—	—	56	—	—	—
(75,281)	(3)	—	—	—	—	—	—

2,292,940	140,398	8,145	5,004	(6,869)	287,647	28,992	75,895

4,155,163	240,578	8,145	12,552	43,463	516,760	50,828	102,449

5,181	—	—	—	292	1,018	—	—

$4,190,364	$238,492	$8,786	$17,170	$45,007	$564,202	$50,000	$119,317

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2007
(000’s Omitted)

	Floating Rate	Fundamental Growth	Global Communications
	Fund	Fund (2)	Fund
Investment Income:
Dividends	$—	$719	$669
Interest	308,586	40	43
Securities lending	0	15	57
Less: Foreign tax withheld	—	(19)	(75)

Total investment income, net	308,586	755	694

Expenses:
Investment advisory and management fees	24,645	562	330
Transfer agent fees	2,065	155	97
Distribution fees
Class A	5,122	96	57
Class B	607	126	51
Class C	15,054	130	75
Class H (L)	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Custodian fees	25	3	3
Accounting services	610	10	6
Registration and filing fees	495	42	42
Board of Directors’ fees	58	1	1
Interest expense	—	—	—
Other expenses	1,601	35	22

Total expenses (before waivers and fees paid indirectly)	50,282	1,160	684
Expense waivers	(31)	(23)	(9)
Transfer agent fee waivers	—	—	(2)
Commission recapture	—	(1)	(1)
Custodian fee offset	(21)	—	—

Total waivers and fees paid indirectly	(52)	(24)	(12)

Total expenses, net	50,230	1,136	672

Net investment income (loss)	258,356	(381)	22

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments	(48,158)	8,962	1,787
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(32)	(2)	(3)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(48,190)	8,960	1,784

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(133,547)	6,222	10,288
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	530	—	(2)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(133,017)	6,222	10,286

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(181,207)	15,182	12,070

Payment from Affiliate (See Note 3g on accompanying Notes to Financial Statements)	—	193	6

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,149	$14,994	$12,098

*	Relates to investments in affiliated investment companies.
(2)	Formally known as The Hartford Focus Fund.
(3)	Formally known as The Hartford Global Leaders Fund.
(L)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Global Financial Services	Global Growth	Global Health	Global Technology	Growth Allocation	Growth	Growth Opportunities	High Yield
Fund	Fund (3)	Fund	Fund	Fund *	Fund	Fund	Fund

$983	$6,371	$8,697	$316	$11,744	$10,237	$14,722	$10
54	427	1,212	39	—	513	2,880	22,189
6	298	356	5	—	102	839	208
(84)	(570)	(339)	(10)	—	(256)	(307)	—

959	6,526	9,926	350	11,744	10,596	18,134	22,407

296	6,224	7,586	568	1,016	8,573	10,877	1,999
82	2,007	1,493	312	1,159	1,645	2,402	611

57	1,076	1,129	88	1,091	1,547	1,435	471
40	736	821	132	1,251	408	398	354
48	671	1,179	128	2,034	807	769	379
—	—	—	—	—	42	95	—
—	—	—	—	—	732	1,670	—
—	—	—	—	—	45	60	—
—	—	—	—	—	11	15	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	1	—
8	37	7	6	—	14	90	65
5	114	129	9	77	173	219	40
41	103	115	63	136	181	189	93
1	13	14	1	12	21	24	5
—	—	—	—	—	—	—	—
23	298	317	40	315	445	522	123

601	11,279	12,790	1,347	7,091	14,644	18,766	4,140
(16)	(35)	—	(152)	(178)	(75)	(423)	(574)
(5)	(117)	(5)	(102)	—	(25)	(301)	—
—	(54)	(36)	(7)	—	(81)	(135)	—
—	(4)	(2)	(1)	—	(4)	(6)	(8)

(21)	(210)	(43)	(262)	(178)	(185)	(865)	(582)

580	11,069	12,747	1,085	6,913	14,459	17,901	3,558

379	(4,543)	(2,821)	(735)	4,831	(3,863)	233	18,849

—	—	—	—	28,415	—	—	—
3,908	99,763	69,204	11,228	28,554	95,126	261,034	6,288
—	—	—	—	—	—	—	149
9	(43)	(59)	(5)	—	61	56	(31)

3,917	99,720	69,145	11,223	56,969	95,187	261,090	6,406

(1,517)	142,477	11,985	5,067	73,180	158,395	273,873	(6,691)
—	—	—	—	—	—	—	112

—	(23)	(14)	4	—	—	4	68

(1,517)	142,454	11,971	5,071	73,180	158,395	273,877	(6,511)

2,400	242,174	81,116	16,294	130,149	253,582	534,967	(105)

6	1,914	105	22	—	154	413	—

$2,785	$239,545	$78,400	$15,581	$134,980	$249,873	$535,613	$18,744

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2007
(000’s Omitted)

	High Yield Municipal Bond	Income Allocation	Income
	Fund (b)	Fund *	Fund
Investment Income:
Dividends	$—	$2,296	$—
Interest	757	—	15,134
Securities lending	—	—	63
Less: Foreign tax withheld	—	—	—

Total investment income, net	757	2,296	15,197

Expenses:
Investment advisory and management fees	78	67	1,379
Transfer agent fees	3	57	147
Distribution fees
Class A	27	76	168
Class B	4	55	88
Class C	20	79	121
Class H (L)	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Custodian fees	—	—	8
Accounting services	2	4	34
Registration and filing fees	18	80	52
Board of Directors’ fees	—	1	3
Interest expense	—	—	—
Other expenses	10	30	86

Total expenses (before waivers and fees paid indirectly)	162	449	2,086
Expense waivers	(112)	(100)	(123)
Transfer agent fee waivers	—	—	—
Commission recapture	—	—	—
Custodian fee offset	—	—	(3)

Total waivers and fees paid indirectly	(112)	(100)	(126)

Total expenses, net	50	349	1,960

Net investment income (loss)	707	1,947	13,237

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments	(284)	(222)	(511)
Net realized gain (loss) on futures, written options and swap contracts	—	—	220
Net realized gain (loss) on foreign currency transactions	—	—	(1)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(284)	(222)	(292)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,049)	66	(5,479)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	202
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	193

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(1,049)	66	(5,084)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(1,333)	(156)	(5,376)

Payment from Affiliate (See Note 3g on accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(626)	$1,791	$7,861

*	Relates to investments in affiliated investment companies.
(4)	Formally known as The Hartford International Capital Appreciation Fund.
(b)	Commenced operations on May 1, 2007.
(c)	Commenced operations on November 30, 2006.
(L)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(D)	Realized gains on written options were $78.

The accompanying notes are an integral part of these financial statements.

Inflation Plus	International Growth	International Opportunities	International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value
Fund	Fund (4)	Fund	Fund	Fund (c)	Fund	Fund	Fund

$—	$6,344	$6,581	$4,440	$93	$40,108	$123	$6,151
24,799	859	357	434	11	3,708	14	254
—	309	376	390	—	799	—	149
—	(747)	(961)	(435)	—	(304)	(1)	(211)

24,799	6,765	6,353	4,829	104	44,311	136	6,343

3,502	3,816	3,010	2,429	65	23,370	133	3,865
570	1,018	816	400	2	5,402	13	1,045

537	784	485	286	23	5,096	37	805
774	412	324	162	3	4,604	6	645
1,853	522	245	262	4	5,165	12	658
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
17	40	29	34	2	23	9	10
89	64	53	40	2	479	2	68
128	132	94	75	46	162	48	51
11	7	6	4	1	52	1	8
1,062	—	—	—	—	—	—	—
226	183	158	133	12	1,018	20	169

8,769	6,978	5,220	3,825	160	45,371	281	7,324
(1,041)	(4)	(36)	(15)	(43)	—	(104)	(51)
—	(10)	(56)	(16)	—	—	—	—
—	(36)	(6)	(3)	—	(294)	—	(17)
(2)	(4)	(3)	(1)	—	(11)	(1)	—

(1,043)	(54)	(101)	(35)	(43)	(305)	(105)	(68)

7,726	6,924	5,119	3,790	117	45,066	176	7,256

17,073	(159)	1,234	1,039	(13)	(755)	(40)	(913)

—	—	—	—	—	—	—	—
(4,234)	83,144	65,411	38,116	212	515,483	2,761	74,598
3,388	(D)	(416)	—	—	(12)	—	(1)	—
(166)	(233)	28	(104)	—	203	—	7

(1,012)	82,495	65,439	38,012	200	515,686	2,760	74,605

13,384	69,179	54,271	25,587	951	206,439	552	(4,689)
(408)	—	—	—	—	—	—	—
103	23	37	3	—	(3)	—	—

13,079	69,202	54,308	25,590	951	206,436	552	(4,689)

12,067	151,697	119,747	63,602	1,151	722,122	3,312	69,916

—	6	28	—	—	2,459	24	55

$29,140	$151,544	$121,009	$64,641	$1,138	$723,826	$3,296	$69,058

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2007
(000’s Omitted)

	Money Market	Retirement Income	Select MidCap Growth
	Fund	Fund *	Fund
Investment Income:
Dividends	$—	$78	$247
Interest	16,876	—	13
Securities lending	—	—	15
Less: Foreign tax withheld	—	—	—

Total investment income, net	16,876	78	275

Expenses:
Investment advisory and management fees	1,578	3	229
Transfer agent fees	853	1	98
Distribution fees
Class A	628	4	51
Class B	267	2	40
Class C	318	2	43
Class H (L)	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	4	—	—
Custodian fees	—	—	4
Accounting services	47	—	4
Registration and filing fees	122	70	44
Board of Directors’ fees	5	—	1
Interest expense	—	—	—
Other expenses	93	12	29

Total expenses (before waivers and fees paid indirectly)	3,915	94	543
Expense waivers	(500)	(82)	(78)
Transfer agent fee waivers	—	—	(6)
Commission recapture	—	—	—
Custodian fee offset	(1)	—	(2)

Total waivers and fees paid indirectly	(501)	(82)	(86)

Total expenses, net	3,414	12	457

Net investment income (loss)	13,462	66	(182)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	17	—
Net realized gain (loss) on investments	—	36	4,248
Net realized gain (loss) on futures, written options and swap contracts	—	—	2
Net realized gain (loss) on foreign currency transactions	—	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	—	53	4,250

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	—	51	1,185
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	—	51	1,185

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	—	104	5,435

Payment from Affiliate (See Note 3g on accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,462	$170	$5,253

*	Relates to investments in affiliated investment companies.
(d)	Commenced operations on May 15, 2007.
(L)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(I)	Realized gains on written options were $110.

The accompanying notes are an integral part of these financial statements.

Strategic
Select MidCap Value	Select SmallCap Value	Short Duration	Small Company	SmallCap Growth	Stock	Income	Target Retirement 2010
Fund	Fund	Fund	Fund	Fund	Fund	Fund (d)	Fund*

$1,082	$1,892	$—	$3,493	$2,963	$17,804	$—	$189
87	259	10,471	816	473	271	1,425	—
10	—	—	607	1,370	260	—	—
—	(3)	—	(79)	—	(455)	—	—

1,179	2,148	10,471	4,837	4,806	17,880	1,425	189

537	1,025	1,068	4,125	3,671	8,574	98	9
128	10	88	971	1,301	3,345	8	2

103	45	72	600	616	1,712	30	13
44	4	63	528	187	1,999	6	4
84	4	159	555	252	1,562	30	6
—	—	—	—	38	—	—	—
—	—	—	—	343	—	—	—
—	—	—	—	40	—	—	—
—	—	—	—	16	—	—	—
—	—	—	—	—	—	—	—
—	—	—	5	—	—	—	—
—	10	4	14	36	20	1	—
10	15	29	75	68	175	3	1
49	48	48	111	172	113	19	70
1	2	3	8	8	20	—	—
—	—	—	—	—	—	—	—
44	54	86	197	260	428	10	16

1,000	1,217	1,620	7,189	7,008	17,948	205	121
(56)	—	(75)	(96)	(632)	(841)	(98)	(82)
(3)	—	—	(14)	(253)	(89)	—	—
—	—	—	(50)	(16)	(89)	—	—
(5)	(4)	(2)	(3)	(4)	(5)	—	—

(64)	(4)	(77)	(163)	(905)	(1,024)	(98)	(82)

936	1,213	1,543	7,026	6,103	16,924	107	39

243	935	8,928	(2,189)	(1,297)	956	1,318	150

—	—	—	—	—	—	—	65
10,176	7,333	(198)	66,301	33,739	170,446	(204)	141
79	31	—	10	1,023	110	(I)	123	—
—	—	—	(37)	—	(102)	89	—

10,255	7,364	(198)	66,274	34,762	170,454	8	206

(10,488)	(910)	(1,432)	40,822	(4,338)	6,692	(324)	461
1	13	—	168	(323)	(14)	60	—
—	—	—	2	—	(18)	108	—

(10,487)	(897)	(1,432)	40,992	(4,661)	6,660	(156)	461

(232)	6,467	(1,630)	107,266	30,101	177,114	(148)	667

—	—	—	1,808	39	1,568	—	—

$11	$7,402	$7,298	$106,885	$28,843	$179,638	$1,170	$817

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2007
(000’s Omitted)

	Target Retirement 2020	Target Retirement 2030	Tax-Free California
	Fund *	Fund *	Fund
Investment Income:
Dividends	$242	$118	$—
Interest	—	—	1,730
Securities lending	—	—	—
Less: Foreign tax withheld	—	—	—

Total investment income, net	242	118	1,730

Expenses:
Investment advisory and management fees	16	13	198
Transfer agent fees	8	10	9
Distribution fees
Class A	25	20	75
Class B	5	4	18
Class C	5	3	44
Class H (L)	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Custodian fees	—	—	1
Accounting services	1	1	5
Registration and filing fees	71	70	6
Board of Directors’ fees	—	—	1
Interest expense	—	—	—
Other expenses	16	15	22

Total expenses (before waivers and fees paid indirectly)	147	136	379
Expense waivers	(83)	(83)	(27)
Transfer agent fee waivers	—	(1)	—
Commission recapture	—	—	—
Custodian fee offset	—	—	(1)

Total waivers and fees paid indirectly	(83)	(84)	(28)

Total expenses, net	64	52	351

Net investment income (loss)	178	66	1,379

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	102	99	—
Net realized gain (loss) on investments	90	88	(267)
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	192	187	(267)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	1,155	1,356	(1,256)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	1,155	1,356	(1,256)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	1,347	1,543	(1,523)

Payment from Affiliate (See Note 3g on accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,525	$1,609	$(144)

*	Relates to investments in affiliated investment companies.
(L)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Tax-Free Minnesota	Tax-Free National	Tax-Free New York	Total Return Bond	U.S. Government Securities	Value	Value Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$—	$—	$—	$—	$—	$7,834	$4,491
1,777	7,992	758	57,180	11,095	411	250
—	—	—	278	22	26	78
—	—	—	—	—	(42)	(256)

1,777	7,992	758	57,458	11,117	8,229	4,563

261	1,159	88	5,403	1,070	3,007	2,132
8	61	2	1,522	215	247	439

22	239	29	1,295	119	215	347
8	72	18	814	152	128	208
7	188	27	792	103	137	277
—	—	—	—	5	—	10
8	21	—	—	80	—	108
—	3	—	—	6	—	20
—	1	—	—	2	—	6
—	—	—	—	—	—	—
—	—	—	1	—	—	—
1	3	1	18	8	5	20
4	22	2	151	25	56	35
11	88	6	149	75	89	136
1	3	1	17	4	6	4
—	—	—	—	—	—	—
34	73	16	403	97	152	114

365	1,933	190	10,565	1,961	4,042	3,856
(75)	(441)	(20)	(554)	(163)	(10)	(179)
—	—	—	—	(6)	—	(4)
—	—	—	—	—	(10)	(6)
(1)	(2)	(1)	(6)	—	(1)	(1)

(76)	(443)	(21)	(560)	(169)	(21)	(190)

289	1,490	169	10,005	1,792	4,021	3,666

1,488	6,502	589	47,453	9,325	4,208	897

—	—	—	—	—	—	—
(114)	(887)	(52)	(556)	(29)	18,974	41,296
—	—	—	1,541	(1,084)	—	—
—	—	—	2,087	(1)	—	(4)

(114)	(887)	(52)	3,072	(1,114)	18,974	41,292

(1,098)	(5,677)	(486)	(11,246)	(2,371)	35,852	(23,145)
—	—	—	(170)	74	—	—
—	—	—	1,797	—	—	1

(1,098)	(5,677)	(486)	(9,619)	(2,297)	35,852	(23,144)

(1,212)	(6,564)	(538)	(6,547)	(3,411)	54,826	18,148

—	—	—	—	—	11	16

$276	$(62)	$51	$40,906	$5,914	$59,045	$19,061

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets
(000’s Omitted)

	Advisers Fund		Balanced Allocation Fund *
				For the Period
	For the Year	For the Year	For the Year	July 31, 2006 **
	Ended	Ended	Ended	through
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$23,390	$28,925	$15,407	$7,389
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	172,391	192,670	49,799	18,415
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	2,117	(37,019)	51,767	36,316
Payment from affiliate	1,265	—	—	—

Net increase (decrease) in net assets resulting from operations	199,163	184,576	116,973	62,120

Distributions to Shareholders:
From net investment income
Class A	(19,328)	(21,102)	(15,079)	(6,476)
Class B	(2,614)	(4,044)	(2,566)	(1,012)
Class C	(2,237)	(2,643)	(4,197)	(1,529)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(27)	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	(1)	—
Class R4	—	—	(8)	—
Class R5	—	—	(4)	—
Class Y	(418)	(381)	—	—
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(6,251)	—	(10,441)	(535)
Class B	(1,942)	—	(2,511)	(147)
Class C	(1,238)	—	(3,938)	(208)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(8)	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(99)	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(34,127)	(28,170)	(38,780)	(9,907)

Capital Share Transactions:
Class A	(133,135)	(213,361)	106,188	158,776
Class B	(124,064)	(129,449)	15,343	28,305
Class C	(34,409)	(54,492)	35,931	55,648
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	499	348
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	10	—	110	—
Class R4	52	—	2,595	—
Class R5	10	—	691	—
Class Y	317	929	—	—
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	(291,219)	(396,373)	161,357	243,077

Net increase (decrease) in net assets	(126,183)	(239,967)	239,550	295,290

Net Assets:
Beginning of period	1,689,386	1,929,353	734,035	438,745

End of period	$1,563,203	$1,689,386	$973,585	$734,035

Accumulated undistributed (distribution in excess of) net investment income	$2,040	$3,002	$1,193	$495

*	Relates to investments in affiliated investment companies.
**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Balanced Income Fund		Capital Appreciation Fund		Capital Appreciation II Fund		Checks and Balances Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Period
Ended	Ended	Ended	Ended	Ended	Ended	May 31, 2007 ** through
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007

$975	$93	$30,020	$27,889	$(2,086)	$(777)	$641
203	(22)	1,862,223	1,151,100	100,180	8,124	—
1,146	436	2,292,940	876,917	140,398	22,928	8,145
—	—	5,181	—	—	—	—

2,324	507	4,190,364	2,055,906	238,492	30,275	8,786

(786)	(57)	(33,636)	—	—	—	(374)
(30)	(1)	—	—	—	—	(30)
(50)	(1)	—	—	—	—	(79)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(197)	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(4)	(1)	(4,697)	—	—	—	—
—	—	—	—	—	—	—

—	—	(715,257)	(572,137)	(5,732)	(813)	—
—	—	(156,558)	(164,902)	(710)	(92)	—
—	—	(249,010)	(185,821)	(2,391)	(283)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(501)	—	(201)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(35,768)	(21,922)	(3)	(4)	—
—	—	—	—	—	—	—

(870)	(60)	(1,195,624)	(944,782)	(9,037)	(1,192)	(483)

27,689	11,094	2,431,543	2,499,576	443,858	164,838	166,707
1,922	293	41,383	104,641	58,670	20,583	19,089
3,761	387	850,051	931,993	253,343	70,917	53,328
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	132,728	5,082	69,323	3,203	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	34	—	386	—	—
—	—	14,997	—	11	—	—
—	—	1,139	—	121	—	—
4	101	479,269	133,818	3	(254)	—
—	—	—	—	—	—	—

33,376	11,875	3,951,144	3,675,110	825,715	259,287	239,124

34,830	12,322	6,945,884	4,786,234	1,055,170	288,370	247,427

12,322	—	14,569,049	9,782,815	371,520	83,150	—

$47,152	$12,322	$21,514,933	$14,569,049	$1,426,690	$371,520	$247,427

$147	$42	$81,407	$24,853	$(688)	$(194)	$220

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Conservative Allocation Fund *		Disciplined Equity Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$4,618	$2,841	$1,252	$1,769
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	7,548	4,184	50,332	19,680
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	5,004	4,918	(6,869)	24,046
Payment from affiliate	—	—	292	—

Net increase (decrease) in net assets resulting from operations	17,170	11,943	45,007	45,495

Distributions to Shareholders:
From net investment income
Class A	(3,533)	(2,296)	(1,382)	(305)
Class B	(622)	(371)	(40)	—
Class C	(1,157)	(698)	(19)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(54)	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	(2)	—	—	—
Class R5	(2)	—	—	—
Class Y	—	—	(659)	(573)
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(2,432)	(772)	—	—
Class B	(541)	(162)	—	—
Class C	(933)	(301)	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(9,276)	(4,600)	(2,100)	(878)

Capital Share Transactions:
Class A	23,133	18,487	(34,732)	(42,915)
Class B	4,085	5,262	(9,835)	(8,227)
Class C	8,445	6,806	(6,068)	(7,938)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	1,372	10	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	19	—	10	—
Class R4	419	—	10	—
Class R5	684	—	10	—
Class Y	—	—	(71,369)	73,479
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	38,157	30,565	(121,974)	14,399

Net increase (decrease) in net assets	46,051	37,908	(79,067)	59,016

Net Assets:
Beginning of period	150,419	112,511	423,815	364,799

End of period	$196,470	$150,419	$344,748	$423,815

Accumulated undistributed (distribution in excess of) net investment income	$423	$262	$686	$1,454

*	Relates to investments in affiliated investment companies.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(1)	Formerly known as The Hartford Aggressive Growth Allocation Fund.

The accompanying notes are an integral part of these financial statements.

Dividend and Growth Fund		Equity Growth Allocation Fund *(1)		Equity Income Fund		Floating Rate Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$46,424	$36,502	$(828)	$(960)	$16,868	$10,142	$258,356	$78,527
229,113	217,765	21,836	5,650	26,554	26,401	(48,190)	85
287,647	274,628	28,992	16,350	75,895	55,584	(133,017)	(3,986)
1,018	—	—	—	—	—	—	—

564,202	528,895	50,000	21,040	119,317	92,127	77,149	74,626

(37,212)	(30,971)	(2,190)	(498)	(12,051)	(9,508)	(136,560)	(50,770)
(1,617)	(1,759)	(428)	(30)	(495)	(503)	(3,576)	(1,203)
(1,949)	(1,845)	(664)	(51)	(767)	(793)	(89,045)	(22,840)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(14)	—	—	—	(13)	—	(26,124)	(276)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(4)	—
(1)	—	—	—	—	—	(1)	—
—	—	—	—	—	—	(6)	—
(2,241)	(2,148)	—	—	(2,902)	(86)	(5,224)	(2,763)
—	—	—	—	—	—	—	—

(164,850)	(83,984)	(2,496)	(33)	(20,565)	(1,087)	—	—
(23,203)	(13,875)	(715)	(12)	(1,677)	(97)	—	—
(20,178)	(11,357)	(1,115)	(19)	(2,383)	(149)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2)	—	—	—	(4)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(7,549)	(4,558)	—	—	(1,849)	(2)	—	—
—	—	—	—	—	—	—	—

(258,816)	(150,497)	(7,608)	(643)	(42,706)	(12,225)	(260,540)	(77,852)

372,656	230,196	32,237	46,720	174,908	84,470	584,619	1,332,988
167	(19,449)	7,666	9,636	5,152	3,668	31,641	36,573
21,475	1,114	11,542	13,717	5,519	131	1,110,429	737,213
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,802	10	43	10	750	106	366,570	61,874
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
168	—	910	—	93	—	290	—
1,991	—	418	—	10	—	11	—
193	—	70	—	10	—	211	—
110,477	3,558	—	—	110,119	6,044	56,559	40,849
—	—	—	—	—	—	—	—

508,929	215,429	52,886	70,083	296,561	94,419	2,150,330	2,209,497

814,315	593,827	95,278	90,480	373,172	174,321	1,966,939	2,206,271

3,442,838	2,849,011	201,440	110,960	642,133	467,812	2,484,187	277,916

$4,257,153	$3,442,838	$296,718	$201,440	$1,015,305	$642,133	$4,451,126	$2,484,187

$4,527	$920	$—	$—	$1,289	$665	$1,747	$2,092

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Fundamental Growth		Global Communications
	Fund (2)		Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$(381)	$(110)	$22	$469
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	8,960	9,782	1,784	3,642
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	6,222	(4,066)	10,286	(1,714)
Payment from affiliate	193	—	6	—

Net increase (decrease) in net assets resulting from operations	14,994	5,606	12,098	2,397

Distributions to Shareholders:
From net investment income
Class A	—	(316)	(304)	(265)
Class B	—	—	(61)	(29)
Class C	—	—	(78)	(27)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	(5)	(20)	(12)
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	—	—	(50)	—
Class B	—	—	(12)	—
Class C	—	—	(16)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(3)	—
Class Z (L)	—	—	—	—

Total distributions	—	(321)	(544)	(333)

Capital Share Transactions:
Class A	(9,466)	(13,031)	5,601	53
Class B	(3,729)	(2,988)	456	907
Class C	(2,306)	(4,749)	3,314	2,063
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(191)	(21)	(317)	237
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	(15,692)	(20,789)	9,054	3,260

Net increase (decrease) in net assets	(698)	(15,504)	20,608	5,324

Net Assets:
Beginning of period	66,929	82,433	27,528	22,204

End of period	$66,231	$66,929	$48,136	$27,528

Accumulated undistributed (distribution in excess of) net investment income	$—	$—	$(3)	$368

(2)	Formally known as The Hartford Focus Fund.
(3)	Formally known as The Hartford Global Leaders Fund.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Global Financial Services		Global Growth		Global Health		Global Technology
Fund		Fund (3)		Fund		Fund
For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$379	$224	$(4,543)	$(2,107)	$(2,821)	$(3,491)	$(735)	$(632)
3,917	2,138	99,720	36,269	69,145	32,118	11,223	4,920
(1,517)	2,247	142,454	71,332	11,971	56,374	5,071	2,424
6	—	1,914	—	105	—	22	—

2,785	4,609	239,545	105,494	78,400	85,001	15,581	6,712

(170)	(136)	—	(390)	—	—	—	—
(7)	(13)	—	—	—	—	—	—
(13)	(8)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(10)	(10)	—	(529)	—	—	—	—
—	—	—	—	—	—	—	—

(1,199)	—	(21,115)	(4,725)	(14,366)	(12,743)	—	—
(238)	—	(4,013)	(945)	(3,261)	(4,508)	—	—
(255)	—	(3,527)	(851)	(3,961)	(4,593)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	(28)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(56)	—	(8,887)	(936)	(7,108)	(9,979)	—	—
—	—	—	—	—	—	—	—

(1,948)	(167)	(37,542)	(8,376)	(28,724)	(31,823)	—	—

2,363	4,383	(39,418)	(62,248)	112,453	135,221	4,442	2,124
(69)	27	(14,043)	(14,964)	(1,331)	3,929	(1,335)	(1,251)
1,007	711	(7,369)	(15,195)	33,372	19,185	880	(509)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	13,622	784	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	10	—	111	—	—	—
—	—	10	—	481	—	—	—
—	—	10	—	439	—	—	—
534	11	(26,063)	69,172	7,304	6,834	1,110	56
—	—	—	—	—	—	—	—

3,835	5,132	(86,863)	(23,235)	166,451	165,953	5,097	420

4,672	9,574	115,140	73,883	216,127	219,131	20,678	7,132

30,221	20,647	728,036	654,153	742,414	523,283	58,811	51,679

$34,893	$30,221	$843,176	$728,036	$958,541	$742,414	$79,489	$58,811

$374	$180	$(1)	$(1,589)	$9	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Growth Allocation		Growth
	Fund *		Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$4,831	$1,067	$(3,863)	$(4,664)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	56,969	16,739	95,187	91,434
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	73,180	42,499	158,395	(13,106)
Payment from affiliate	—	—	154	—

Net increase (decrease) in net assets resulting from operations	134,980	60,305	249,873	73,664

Distributions to Shareholders:
From net investment income
Class A	(7,234)	(2,497)	—	—
Class B	(1,483)	(354)	—	—
Class C	(2,548)	(533)	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(5)	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(8,062)	(180)	(45,649)	—
Class B	(2,375)	(58)	(3,502)	—
Class C	(3,987)	(89)	(6,798)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	(1,203)	—
Class I	—	—	(1,187)	—
Class L	—	—	(19,029)	—
Class M (L)	—	—	(1,264)	—
Class N (L)	—	—	(300)	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(7,557)	—
Class Z (L)	—	—	—	—

Total distributions	(25,694)	(3,711)	(86,489)	—

Capital Share Transactions:
Class A	70,608	132,987	(165,249)	30,454
Class B	17,733	32,436	(7,550)	(4,655)
Class C	28,652	65,914	(10,245)	(1,589)
Class E (L)	—	—	—	—
Class H (L)	—	—	(30,977)	(5,667)
Class I	702	10	28,927	1,972
Class L	—	—	33,986	(40,151)
Class M (L)	—	—	(26,366)	(4,227)
Class N (L)	—	—	(7,503)	(799)
Class R3	50	—	14	—
Class R4	308	—	262	—
Class R5	757	—	56	—
Class Y	—	—	(40,641)	74,184
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	118,810	231,347	(225,286)	49,522

Net increase (decrease) in net assets	228,096	287,941	(61,902)	123,186

Net Assets:
Beginning of period	659,350	371,409	1,279,060	1,155,874

End of period	$887,446	$659,350	$1,217,158	$1,279,060

Accumulated undistributed (distribution in excess of) net investment income	$1,739	$—	$—	$—

*	Relates to investments in affiliated investment companies.
**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities		High Yield			Income Allocation
Fund		Fund		High Yield Municipal Bond Fund	Fund*
				For the Period
For the Year	For the Year	For the Year	For the Year	May 1, 2007**	For the Year	For the Year
Ended	Ended	Ended	Ended	through	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2007	October 31, 2006

$233	$(3,351)	$18,849	$19,942	$707	$1,947	$1,414
261,090	91,760	6,406	(3,784)	(284)	(222)	(362)
273,877	40,740	(6,511)	10,649	(1,049)	66	486
413	—	—	—	—	—	—

535,613	129,149	18,744	26,807	(626)	1,791	1,538

—	—	(13,611)	(13,101)	(529)	(1,401)	(961)
—	—	(2,286)	(2,531)	(16)	(208)	(181)
—	—	(2,480)	(2,704)	(82)	(301)	(308)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(1)	—	(57)	(31)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(1)	—	—	—	—
—	—	(1)	—	—	(1)	—
—	—	(1)	—	—	—	—
—	—	(306)	(1,794)	—	—	—
—	—	—	—	—	—	—

(30,496)	(16,437)	—	—	—	—	(29)
(2,833)	(1,683)	—	—	—	—	(7)
(3,986)	(1,629)	—	—	—	—	(12)
—	—	—	—	—	—	—
(2,782)	(3,075)	—	—	—	—	—
(7)	—	—	—	—	—	—
(40,538)	(40,032)	—	—	—	—	—
(1,749)	(1,828)	—	—	—	—	—
(440)	(437)	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(4,107)	(2,034)	—	—	—	—	—
(2,429)	(2,353)	—	—	—	—	—

(89,367)	(69,508)	(18,687)	(20,130)	(684)	(1,942)	(1,498)

389,075	180,515	(18,862)	(2,369)	47,287	9,091	5,906
11,718	12,706	(5,591)	(10,799)	1,375	247	730
127,289	27,322	(4,978)	(11,907)	11,403	669	331
—	—	—	—	—	—	—
(55,681)	(5,285)	—	—	—	—	—
37,203	73	151	—	6,954	1,114	10
61,754	(18,780)	—	—	—	—	—
(31,466)	(2,071)	—	—	—	—	—
(8,248)	(208)	—	—	—	—	—
284	—	11	—	—	10	—
3,230	—	11	—	—	95	—
67	—	11	—	—	10	—
40,778	42,388	(19,604)	(2,158)	—	—	—
(43,669)	(548)	—	—	—	—	—

532,334	236,112	(48,851)	(27,233)	67,019	11,236	6,977

978,580	295,753	(48,794)	(20,556)	65,709	11,085	7,017

1,241,365	945,612	292,033	312,589	—	38,951	31,934

$2,219,945	$1,241,365	$243,239	$292,033	$65,709	$50,036	$38,951

$266	$—	$155	$42	$39	$11	$5

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Income		Inflation Plus
	Fund		Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$13,237	$3,863	$17,073	$37,125
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(292)	(253)	(1,012)	(16,029)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(5,084)	1,269	13,079	(6,365)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	7,861	4,879	29,140	14,731

Distributions to Shareholders:
From net investment income
Class A	(3,789)	(1,656)	(7,108)	(14,188)
Class B	(425)	(280)	(2,291)	(3,582)
Class C	(588)	(253)	(5,280)	(10,486)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(64)	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(8,464)	(1,607)	(4,301)	(5,352)
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	—	—	—	(1,331)
Class B	—	—	—	(382)
Class C	—	—	—	(1,204)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	(312)
Class Z (L)	—	—	—	—

Total distributions	(13,266)	(3,796)	(19,044)	(36,837)

Capital Share Transactions:
Class A	62,672	7,955	(101,233)	(123,445)
Class B	2,803	1,180	(24,879)	(24,243)
Class C	6,409	2,883	(90,399)	(118,279)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	3,376	18
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	10	—
Class R4	—	—	10	—
Class R5	—	—	10	—
Class Y	155,902	43,594	20,307	46,885
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	227,786	55,612	(192,798)	(219,064)

Net increase (decrease) in net assets	222,381	56,695	(182,702)	(241,170)

Net Assets:
Beginning of period	113,183	56,488	762,607	1,003,777

End of period	$335,564	$113,183	$579,905	$762,607

Accumulated undistributed (distribution in excess of) net investment income	$95	$54	$1,990	$4,125

**	Commencement of operations.
(4)	Formally known as The Hartford International Capital Appreciation Fund.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

International Growth		International Opportunities		International Small Company
Fund (4)		Fund		Fund		LargeCap Growth Fund
						For the Period
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	November 30, 2006 **
Ended	Ended	Ended	Ended	Ended	Ended	through
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007

$(159)	$91	$1,234	$1,771	$1,039	$1,066	$(13)
82,495	29,594	65,439	22,793	38,012	26,962	200
69,202	35,016	54,308	17,051	25,590	11,245	951
6	—	28	—	—	—	—

151,544	64,701	121,009	41,615	64,641	39,273	1,138

(232)	(526)	(570)	(378)	(818)	(704)	(12)
—	—	—	—	(72)	(83)	—
—	—	—	—	(81)	(145)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(1)	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(654)	(1,105)	(131)	(1,414)	(1,565)	—
—	—	—	—	—	—	—

(19,852)	(1,438)	(4,324)	—	(8,745)	(3,791)	—
(3,152)	(261)	(834)	—	(1,537)	(679)	—
(4,097)	(346)	(606)	—	(2,387)	(1,407)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(1)	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(3,442)	(836)	(1,811)	—	(11,031)	(7,015)	—
—	—	—	—	—	—	—

(30,777)	(4,061)	(9,250)	(509)	(26,085)	(15,389)	(12)

127,656	49,389	21,004	30,451	66,720	27,750	10,305
7,592	5,639	(1,443)	(187)	5,494	4,607	331
9,034	6,985	2,716	149	11,172	3,908	503
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,023	10	—	—	161	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
12	—	22	—	—	—	—
10	—	10	—	—	—	—
10	—	10	—	—	—	—
100	(19,973)	50,162	32,628	29,216	7,563	100
—	—	—	—	—	—	—

147,437	42,050	72,481	63,041	112,763	43,828	11,239

268,204	102,690	184,240	104,147	151,319	67,712	12,365

360,561	257,871	252,988	148,841	187,151	119,439	—

$628,765	$360,561	$437,228	$252,988	$338,470	$187,151	$12,365

$—	$(154)	$1,318	$1,721	$1,907	$2,242	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	MidCap		MidCap Growth
	Fund		Fund
				For the Period
				July 31, 2006 **
	For the Year Ended	For the Year Ended	For the Year Ended	through
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$(755)	$(10,396)	$(40)	$(9)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	515,686	493,070	2,760	81
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	206,436	(86,305)	552	573
Payment from affiliate	2,459	—	24	—

Net increase (decrease) in net assets resulting from operations	723,826	396,369	3,296	645

Distributions to Shareholders:
From net investment income
Class A	—	—	(43)	—
Class B	—	—	—	—
Class C	—	—	(2)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(1)	—
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(291,498)	(281,386)	(75)	—
Class B	(77,097)	(82,610)	(2)	—
Class C	(85,148)	(88,590)	(3)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(27,642)	(22,904)	(1)	—
Class Z (L)	—	—	—	—

Total distributions	(481,385)	(475,490)	(127)	—

Capital Share Transactions:
Class A	194,559	196,666	3,419	9,727
Class B	(20,047)	5,553	315	281
Class C	(705)	20,240	999	341
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(63,076)	46,422	1	100
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	110,731	268,881	4,734	10,449

Net increase (decrease) in net assets	353,172	189,760	7,903	11,094

Net Assets:
Beginning of period	2,970,037	2,780,277	11,094	—

End of period	$3,323,209	$2,970,037	$18,997	$11,094

Accumulated undistributed (distribution in excess of) net investment income	$11,863	$—	$—	$1

*	Relates to investments in affiliated investment companies.
**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

MidCap Value		Money Market		Retirement Income		Select MidCap Growth
Fund		Fund		Fund *		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
For the Year Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$(913)	$(539)	$13,462	$9,518	$66	$12	$(182)	$(368)
74,605	59,464	—	—	53	—	4,250	2,239
(4,689)	29,759	—	—	51	15	1,185	1,006
55	—	—	—	—	—	—	—

69,058	88,684	13,462	9,518	170	27	5,253	2,877

—	—	(11,050)	(7,394)	(54)	(11)	—	—
—	—	(974)	(898)	(6)	(2)	—	—
—	—	(1,162)	(546)	(5)	(2)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(78)	—	—	—	—	—
—	—	(5)	—	—	—	—	—
—	—	(193)	(680)	(4)	(3)	—	—
—	—	—	—	—	—	—	—

(39,788)	(27,814)	—	—	—	—	(1,002)	(149)
(8,536)	(6,087)	—	—	—	—	(160)	(24)
(8,588)	(6,258)	—	—	—	—	(168)	(17)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2,054)	(3,881)	—	—	—	—	(616)	(2)
—	—	—	—	—	—	—	—

(58,966)	(44,040)	(13,462)	(9,518)	(69)	(18)	(1,946)	(192)

(3,457)	(5,373)	107,280	25,284	2,523	370	(3,914)	6,756
(2,595)	(2,251)	1,224	(2,721)	33	161	321	1,129
(1,116)	(3,498)	42,579	(1,793)	73	148	427	1,975
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	10	—	10	—	—	—
—	—	17,239	—	16	—	—	—
—	—	1,229	—	10	—	—	—
(27,471)	(12,709)	(10,922)	(2,486)	4	103	(28,667)	28,151
—	—	—	—	—	—	—	—

(34,639)	(23,831)	158,639	18,284	2,669	782	(31,833)	38,011

(24,547)	20,813	158,639	18,284	2,770	791	(28,526)	40,696

461,984	441,171	266,212	247,928	868	77	59,996	19,300

$437,437	$461,984	$424,851	$266,212	$3,638	$868	$31,470	$59,996

$(4)	$—	$—	$—	$2	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Select MidCap Value		Select SmallCap Value
	Fund		Fund
				For the Period
				July 31, 2006 **
	For the Year Ended	For the Year Ended	For the Year Ended	through
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$243	$(86)	$935	$30
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	10,255	2,875	7,364	126
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(10,487)	5,546	(897)	1,316
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	11	8,335	7,402	1,472

Distributions to Shareholders:
From net investment income
Class A	—	(19)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	(3)	(240)	—
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(1,959)	(504)	(30)	—
Class B	(170)	(40)	(1)	—
Class C	(295)	(71)	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(503)	(12)	(102)	—
Class Z (L)	—	—	—	—

Total distributions	(2,927)	(649)	(373)	—

Capital Share Transactions:
Class A	(7,344)	20,427	2,021	14,491
Class B	357	2,016	255	283
Class C	1,206	3,828	448	256
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	34,914	17,996	83,880	1,496
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	29,133	44,267	86,604	16,526

Net increase (decrease) in net assets	26,217	51,953	93,633	17,998

Net Assets:
Beginning of period	79,516	27,563	17,998	—

End of period	$105,733	$79,516	$111,631	$17,998

Accumulated undistributed (distribution in excess of) net investment income	$163	$—	$688	$42

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Short Duration		Small Company		SmallCap Growth		Stock
Fund		Fund		Fund		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
For the Year Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$8,928	$4,782	$(2,189)	$(3,588)	$(1,297)	$(1,069)	$956	$3,896
(198)	(707)	66,274	70,345	34,762	26,723	170,454	179,777
(1,432)	1,324	40,992	(14,828)	(4,661)	10,054	6,660	(15,893)
—	—	1,808	—	39	—	1,568	—

7,298	5,399	106,885	51,929	28,843	35,708	179,638	167,780

(1,283)	(933)	—	—	—	—	(3,091)	(1,525)
(233)	(211)	—	—	—	—	—	—
(588)	(480)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(6,779)	(3,180)	—	—	—	—	(1,030)	(772)
—	—	—	—	—	—	—	—

—	—	(16,937)	—	—	—	—	—
—	—	(4,857)	—	—	—	—	—
—	—	(4,469)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(8)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(8,399)	—	—	—	—	—
—	—	—	—	—	—	—	—

(8,883)	(4,804)	(34,670)	—	—	—	(4,121)	(2,297)

8,135	(2,604)	71,318	7,658	(80,506)	151,875	(121,878)	(137,391)
(362)	(2,089)	(5,491)	(13,527)	(2,918)	1,344	(83,356)	(87,193)
8,105	(8,655)	9,046	(4,001)	(1,798)	6,952	(35,239)	(43,306)
—	—	—	—	—	—	—	—
—	—	—	—	(25,058)	(3,041)	—	—
—	—	3,584	69	4,300	235	—	—
—	—	—	—	35,964	(13,323)	—	—
—	—	—	—	(25,903)	(2,473)	—	—
—	—	—	—	(10,379)	(704)	—	—
—	—	167	—	10	—	40	—
—	—	8,963	—	302	—	40	—
—	—	584	—	10	—	10	—
41,142	19,381	60,917	57,068	(63,006)	45,888	(77,302)	7,983
—	—	—	—	—	—	—	—

57,020	6,033	149,088	47,267	(168,982)	186,753	(317,685)	(259,907)

55,435	6,628	221,303	99,196	(140,139)	222,461	(142,168)	(94,424)

150,066	143,438	403,275	304,079	532,484	310,023	1,201,678	1,296,102

$205,501	$150,066	$624,578	$403,275	$392,345	$532,484	$1,059,510	$1,201,678

$18	$1	$—	$—	$—	$—	$1,179	$4,107

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Strategic Income	Target Retirement 2010
	Fund	Fund *
	For the Period
	May 15, 2007 **
	through	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$1,318	$150	$22
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	8	206	—
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(156)	461	46
Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	1,170	817	68

Distributions to Shareholders:
From net investment income
Class A	(879)	(124)	(17)+
Class B	(37)	(8)	(3)+
Class C	(190)	(12)	(2)
Class E (L)	—	—	—
Class H (L)	—	—	—
Class I	(114)	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class Y	(40)	(4)	(2)
Class Z (L)	—	—	—
From net realized gain on investments
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class E (L)	—	—	—
Class H (L)	—	—	—
Class I	—	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class Y	—	—	—
Class Z (L)	—	—	—

Total distributions	(1,260)	(148)	(24)

Capital Share Transactions:
Class A	43,152	5,388	1,572
Class B	2,641	263	213
Class C	17,197	208	462
Class E (L)	—	—	—
Class H (L)	—	—	—
Class I	11,175	—	—
Class L	—	—	—
Class M (L)	—	—	—
Class N (L)	—	—	—
Class R3	—	10	—
Class R4	—	434	—
Class R5	—	10	—
Class Y	10,636	4	122
Class Z (L)	—	—	—

Net increase (decrease) from capital share transactions	84,801	6,317	2,369

Net increase (decrease) in net assets	84,711	6,986	2,413

Net Assets:
Beginning of period	—	2,454	41

End of period	$84,711	$9,440	$2,454

Accumulated undistributed (distribution in excess of) net investment income	$181	$20	$—

*	Relates to investments in affiliated investment companies.
**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
+	Included in these amounts was a return of capital in the amount of $2 and $1 for Classes A and B, respectively.
##	Included in these amounts was a return of capital in the amount of $2, $1 and $1 for Classes A, B and C, respectively.

The accompanying notes are an integral part of these financial statements.

Target Retirement 2020		Target Retirement 2030			Tax-Free California		Tax-Free Minnesota
Fund *		Fund *			Fund		Fund
	For the Year	For the Year	For the Year		For the Year	For the Year	For the Year	For the Year
For the Year Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006		October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$178	$10	$66	$2		$1,379	$799	$1,488	$1,382
192	13	187	1		(267)	(5)	(114)	197
1,155	82	1,356	83		(1,256)	573	(1,098)	235
—	—	—	—		—	—	—	—

1,525	105	1,609	86		(144)	1,367	276	1,814

(165)	(15)	(39)	(3	)##	(1,171)	(689)	(357)	(247)
(5)	(1)	(3)	(2	)##	(57)	(43)	(27)	(25)
(7)	(1)	(2)	(1	)##	(139)	(68)	(24)	(13)
—	—	—	—		—	—	(249)	(967)
—	—	—	—		—	—	(1)	(4)
—	—	—	—		—	—	—	—
—	—	—	—		—	—	(122)	(107)
—	—	—	—		—	—	(1)	(4)
—	—	—	—		—	—	(1)	(6)
—	—	—	—		—	—	—	—
(2)	—	—	—		—	—	—	—
—	—	—	—		—	—	—	—
—	—	—	(1)		—	—	(713)	—
—	—	—	—		—	—	—	—

(9)	—	(1)	—		—	(10)	(40)	(9)
(1)	—	—	—		—	(1)	(5)	(1)
(2)	—	—	—		—	(1)	(2)	(1)
—	—	—	—		—	—	(132)	(41)
—	—	—	—		—	—	(1)	—
—	—	—	—		—	—	—	—
—	—	—	—		—	—	(15)	(5)
—	—	—	—		—	—	(1)	—
—	—	—	—		—	—	(1)	—
—	—	—	—		—	—	—	—
—	—	—	—		—	—	—	—
—	—	—	—		—	—	—	—
—	—	—	—		—	—	—	—
—	—	—	—		—	—	—	—

(191)	(17)	(45)	(7)		(1,367)	(812)	(1,692)	(1,430)

14,410	1,919	11,970	1,784		14,112	8,736	3,419	1,226
367	270	160	283		432	232	(14)	(19)
249	313	280	69		1,896	1,436	180	(11)
—	—	—	—		—	—	(21,995)	(2,213)
—	—	—	—		—	—	(125)	(1)
—	—	—	—		—	—	—	—
—	—	—	—		—	—	405	(273)
—	—	—	—		—	—	(106)	(8)
—	—	—	—		—	—	(195)	(4)
10	—	10	—		—	—	—	—
1,095	—	618	—		—	—	—	—
10	—	10	—		—	—	—	—
—	—	—	21		—	—	21,018	—
—	—	—	—		—	—	—	—

16,141	2,502	13,048	2,157		16,440	10,404	2,587	(1,303)

17,475	2,590	14,612	2,236		14,929	10,959	1,171	(919)

2,764	174	2,275	39		29,802	18,843	34,970	35,889

$20,239	$2,764	$16,887	$2,275		$44,731	$29,802	$36,141	$34,970

$25	$—	$48	$—		$14	$2	$3	$10

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Tax-Free National		Tax-Free New York
	Fund		Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Operations:
Net investment income (loss)	$6,502	$4,510	$589	$553
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(887)	372	(52)	85
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(5,677)	2,682	(486)	260
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(62)	7,564	51	898

Distributions to Shareholders:
From net investment income
Class A	(3,965)	(2,337)	(444)	(421)
Class B	(249)	(224)	(57)	(54)
Class C	(643)	(354)	(85)	(80)
Class E (L)	(321)	(1,234)	—	—
Class H (L)	(1)	(8)	—	—
Class I	(18)	—	—	—
Class L	(349)	(316)	—	—
Class M (L)	(11)	(41)	—	—
Class N (L)	(3)	(14)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(878)	—	—	—
Class Z (L)	—	—	—	—
From net realized gain on investments
Class A	(206)	(315)	(61)	(23)
Class B	(19)	(46)	(10)	(4)
Class C	(37)	(58)	(14)	(5)
Class E (L)	(83)	(210)	—	—
Class H (L)	—	(2)	—	—
Class I	—	—	—	—
Class L	(22)	(54)	—	—
Class M (L)	(4)	(9)	—	—
Class N (L)	(1)	(4)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(6,810)	(5,226)	(671)	(587)

Capital Share Transactions:
Class A	47,774	24,443	536	(243)
Class B	411	(267)	(57)	(22)
Class C	10,438	4,163	281	(237)
Class E (L)	(23,648)	(2,570)	—	—
Class H (L)	(174)	(103)	—	—
Class I	3,499	—	—	—
Class L	1,084	(492)	—	—
Class M (L)	(1,216)	(60)	—	—
Class N (L)	(373)	(127)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	22,088	1	—	—
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	59,883	24,988	760	(502)

Net increase (decrease) in net assets	53,011	27,326	140	(191)

Net Assets:
Beginning of period	129,914	102,588	15,482	15,673

End of period	$182,925	$129,914	$15,622	$15,482

Accumulated undistributed (distribution in excess of) net investment income	$67	$3	$5	$2

(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

Total Return Bond		U.S. Government Securities		Value		Value Opportunities
Fund		Fund		Fund		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
For the Year Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$47,453	$30,568	$9,325	$9,709	$4,208	$1,430	$897	$1,459
3,072	(8,700)	(1,114)	(6,207)	18,974	17,037	41,292	20,728
(9,619)	12,640	(2,297)	4,161	35,852	10,073	(23,144)	28,126
—	—	—	—	11	—	16	—

40,906	34,508	5,914	7,663	59,045	28,540	19,061	50,313

(24,374)	(14,515)	(2,302)	(2,091)	—	(474)	(987)	—
(3,230)	(2,504)	(624)	(734)	—	—	(49)	—
(3,121)	(2,387)	(420)	(353)	—	—	(123)	—
—	—	(1,114)	(4,784)	—	—	—	—
—	—	(18)	(92)	—	—	—	—
(96)	—	—	—	—	—	(3)	—
—	—	(1,572)	(1,529)	—	—	(275)	(39)
—	—	(20)	(97)	—	—	(4)	—
—	—	(7)	(30)	—	—	(3)	—
—	—	—	—	—	—	—	—
(12)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
(16,520)	(11,078)	(3,159)	(117)	(1,650)	(780)	—	(358)
—	—	—	—	—	—	—	—

—	(1,753)	—	—	(4,894)	—	(9,357)	(2,133)
—	(454)	—	—	(754)	—	(1,654)	(467)
—	(413)	—	—	(809)	—	(2,027)	(454)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(326)	(158)
—	—	—	—	—	—	(1)	—
—	—	—	—	—	—	(2,739)	(881)
—	—	—	—	—	—	(627)	(254)
—	—	—	—	—	—	(186)	(68)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	(1,059)	—	—	(9,092)	—	(4,266)	(3,035)
—	—	—	—	—	—	—	—

(47,354)	(34,163)	(9,236)	(9,827)	(17,199)	(1,254)	(22,627)	(7,847)

172,188	120,743	9,399	(973)	1,573	3,341	46,067	30,823
3,481	(1,319)	(2,901)	(4,058)	(87)	(75)	2,594	2,299
10,139	1,327	4,947	152	(372)	695	10,458	6,635
—	—	(117,292)	(14,860)	—	—	—	—
—	—	(317)	(773)	—	—	(2,422)	(1,657)
3,007	38	—	—	45	—	4,834	11
—	—	(1,191)	(3,824)	—	—	6,642	367
—	—	(1,163)	(630)	—	—	(5,452)	(1,570)
—	—	(478)	(149)	—	—	(1,723)	(234)
10	—	—	—	10	—	125	—
2,917	—	—	—	10	—	728	—
140	—	—	—	10	—	10	—
75,992	96,782	108,077	(9,130)	198,136	1,219	(72,513)	(9,374)
—	—	—	—	—	—	—	—

267,874	217,571	(919)	(34,245)	199,325	5,180	(10,652)	27,300

261,426	217,916	(4,241)	(36,409)	241,171	32,466	(14,218)	69,766

872,696	654,780	197,567	233,976	176,430	143,964	300,692	230,926

$1,134,122	$872,696	$193,326	$197,567	$417,601	$176,430	$286,474	$300,692

$2,968	$656	$29	$11	$3,572	$1,021	$891	$1,431

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements
October 31, 2007
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) are open-end management investment companies comprised of fifty-four portfolios (each a “Fund” or together the “Funds”). They are The Hartford Advisers Fund (Advisers Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Balanced Income Fund (Balanced Income Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Capital Appreciation II Fund (Capital Appreciation II Fund), The Hartford Checks and Balances Fund (Checks and Balances Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Growth Allocation Fund (Equity Growth Allocation Fund), The Hartford Equity Income Fund (Equity Income Fund), The Hartford Floating Rate Fund (Floating Rate Fund), The Hartford Fundamental Growth Fund (Fundamental Growth Fund), The Hartford Global Communications Fund (Global Communications Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Growth Fund (Global Growth Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford High Yield Municipal Bond Fund (High Yield Municipal Bond Fund), The Hartford Income Allocation Fund (Income Allocation Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus Fund), The Hartford International Growth Fund (International Growth Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford LargeCap Growth Fund (LargeCap Growth Fund), The Hartford MidCap Fund (MidCap Fund), The Hartford MidCap Growth Fund (MidCap Growth Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market Fund), The Hartford Retirement Income Fund (Retirement Income Fund), The Hartford Select MidCap Growth Fund (Select MidCap Growth Fund), The Hartford Select MidCap Value Fund (Select MidCap Value Fund), The Hartford Select SmallCap Value Fund (Select SmallCap Value Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Strategic Income Fund (Strategic Income Fund), The Hartford Target Retirement 2010 Fund (Target Retirement 2010 Fund), The Hartford Target Retirement 2020 Fund (Target Retirement 2020 Fund), The Hartford Target Retirement 2030 Fund (Target Retirement 2030 Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities Fund).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

Effective March 1, 2007, The Hartford Aggressive Growth Allocation Fund was renamed The Hartford Equity Growth Allocation Fund; effective March 30, 2007, The Hartford Focus Fund was renamed The Hartford Fundamental Growth Fund; effective June 30, 2007, The Hartford Global Leaders Fund was renamed The Hartford Global Growth Fund and The Hartford International Capital Appreciation Fund was renamed The Hartford International Growth Fund.

Class A shares are sold with a front-end sales charge of up to 5.50%, except for High Yield Fund, High Yield Municipal Bond Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund, which have a maximum front-end sales charge of up to 4.50%; and the Floating Rate Fund and Short Duration Fund which have a maximum front-end sales charge of up to 3.00%. A front-end sales charge is not assessed on Class A shares for Money Market Fund. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00%. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are offered with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically converts to Class A shares after 8 years.

Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund and Income Allocation Fund (collectively, the “Asset Allocation Funds”) and Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (collectively, the “Target Retirement Funds”) are referred to as “Fund of Funds”, and each diversifies its assets by investing the majority of its assets in Class Y shares of other Hartford mutual funds: domestic and international equity funds and fixed income funds (“Underlying Funds”). Prior to August 1, 2007, Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), administered the asset allocation program and provided the day-to-day portfolio management for the Asset Allocation Funds. After August 1, 2007, the Asset Allocation Funds and Target Retirement Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford. Ibbotson Associates, Inc. (“Ibbotson”) served as a consultant to HIFSCO and Hartford Investment Management with respect to selecting the Underlying Funds and the Funds’ asset allocations among the Underlying Funds until November 13, 2006, at which time Ibbotson’s contracts were terminated. Each Underlying Fund’s accounting policies are outlined below. Checks and Balances Fund seeks its investment goal through investment in a combination of Hartford mutual funds: Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund. HIFSCO implements the Checks and Balances Fund’s asset allocation strategy.

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

a)	Security Transactions — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

b)	Security Valuation and Investment Income — Except for Money Market Fund, the Funds (references to “Funds” in this section relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the Net Asset Value (“NAV”) of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on ex-dividend date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the The Hartford Money Market Fund may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2007.

g)	Reverse Repurchase Agreements — Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund’s NAV. As of October 31, 2007, there were no outstanding reverse repurchase agreements.

h)	Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedules of Investments, had outstanding futures contracts as of October 31, 2007.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “market-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended October 31, 2007, are summarized below:

	Advisers Fund
	Options Contract Activity During the
	Year Ended October 31, 2007
Call Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	552	181
Expired	—	—
Closed	—	—
Exercised	(309)	(114)

End of Period	243	$67

Put Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	2,115	582
Expired	—	—
Closed	(2,115)	(582)
Exercised	—	—

End of Period	—	$—

Capital Appreciation Fund
Options Contract Activity During the
Year Ended October 31, 2007
Call Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	5,404	1,240
Expired	—	—
Closed	(5,404)	(1,240)
Exercised	—	—

End of Period	—	$—

	Disciplined Equity Fund
	Options Contract Activity During the
	Year Ended October 31, 2007
Call Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	677	$53
Written	4,030	338
Expired	(2,411)	(197)
Closed	(1,821)	(140)
Exercised	(335)	(35)

End of Period	140	$19

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Put Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	1,751	114
Expired	(1,013)	(60)
Closed	(709)	(51)
Exercised	—	—

End of Period	29	$3

Inflation Plus Fund
Options Contract Activity During the
Year Ended October 31, 2007
Call Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	2,000	244
Expired	—	—
Closed	(2,000)	(244)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	4,500	799
Expired	—	—
Closed	(4,000)	(590)
Exercised	—	—

End of Period	500	$209

	Stock Fund
	Options Contract Activity During the
	Year Ended October 31, 2007
Call Options Written During the Period	Number of Contracts *	Premium Amounts

Beginning of the period	—	$—
Written	563	183
Expired	—	—
Closed	—	—
Exercised	(299)	(110)

End of Period	264	$73

*	The number of contracts does not omit 000’s.

i)	Forward Foreign Currency Contracts — For the year ended October 31, 2007, certain Funds, as shown in the Schedules of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

j)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of October 31, 2007, as shown in the Schedules of Investments under Exchange Traded Funds.

k)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2007. Accordingly, no provision for federal income taxes or excise has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

l)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	October 31, 2007			October 31, 2006
	Tax Exempt	Ordinary	Long-Term	Tax Exempt		Ordinary		Long-Term		Tax Return
	Income (a)	Income	Capital Gains (b)	Income (a)		Income		Capital Gains (b)		of Capital

Advisers Fund	$—	$24,582	$9,545	$—		$28,170		$—		$—
Balanced Allocation Fund	—	22,740	16,040	—		9,607		300		—
Balanced Income Fund	—	870	—	—	*	60	*	—	*	—	*
Capital Appreciation Fund	—	455,689	739,935	—		60,755		884,027		—
Capital Appreciation II Fund	—	7,427	1,610	—		1,192		—		—
Checks and Balances Fund (A)	—	483	—	—		—		—		—
Conservative Allocation Fund	—	5,741	3,535	—		3,915		685		—
Disciplined Equity Fund	—	2,100	—	—		878		—		—
Dividend and Growth Fund	—	57,157	201,659	—		52,205		98,292		—
Equity Growth Allocation Fund	—	2,242	5,366	—		91		552		—
Equity Income Fund	—	17,199	25,507	—		12,225		—		—
Floating Rate Fund	—	252,120	—	—		77,852		—		—
Fundamental Growth Fund	—	—	—	—		321		—		—
Global Communications Fund	—	391	153	—		333		—		—
Global Financial Services Fund	—	200	1,748	—		167		—		—
Global Growth Fund	—	15,315	22,227	—		919		7,457		—
Global Health Fund	—	6,779	21,945	—		14,523		17,.300		—
Growth Allocation Fund	—	11,270	14,424	—		2,935		776		—
Growth Fund	—	—	86,489	—		—		—		—
Growth Opportunities Fund	—	26,275	63,092	—		—		69,508		—
High Yield Fund	—	18,374	—	—		20,130		—		—
High Yield Municipal Bond Fund #	584	—	—	—		—		—		—
Income Allocation Fund	—	1,942	—	—		1,498		—		—
Income Fund	—	13,076	—	—		3,796		—		—
Inflation Plus Fund	—	18,827	—	—		33,608		3,229		—
International Growth Fund	—	20,540	10,237	—		2,096		1,965		—
International Opportunities Fund	—	1,675	7,575	—		509		—		—
International Small Company Fund	—	16,470	9,615	—		10,298		5,091		—
LargeCap Growth Fund (Y)	—	12	—	—		—		—		—
MidCap Fund	—	42,383	439,002	—		63,745		411,745		—
MidCap Growth Fund	—	127	—	—		—		—		—
MidCap Value Fund	—	14,105	44,861	—		13,883		30,157		—
Money Market Fund	—	13,462	—	—		9,518		—		—
Retirement Income Fund	—	69	—	—		18		—		—
Select MidCap Growth Fund	—	1,264	682	—		192		—		—
Select MidCap Value Fund	—	2,388	539	—		649		—		—
Select SmallCap Value Fund	—	361	12	—		—		—		—
Short Duration Fund	—	8,826	—	—		4,804		—		—
Small Company Fund	—	—	34,670	—		—		—		—
Stock Fund	—	4,121	—	—		2,297		—		—
Strategic Income Fund @	—	1,168	1	—		—		—		—
Target Retirement 2010 Fund	—	148	—	—		21		—		3
Target Retirement 2020 Fund	—	188	3	—		17		—		—
Target Retirement 2030 Fund	—	44	1	—		3		—		4
Tax-Free California Fund	1,337	—	—	800		—		12		—
Tax-Free Minnesota Fund	1,495	—	173	1,373		57		—		—
Tax-Free National Fund	6,250	—	372	4,528		698		—		—
Tax-Free New York Fund	583	—	85	555		6		26		—
Total Return Bond Fund	—	47,180	—	—		32,844		1,319		—
U.S. Government Securities Fund	—	9,082	—	—		9,827		—		—
Value Fund	—	2,008	15,191	—		1,254		—		—
Value Opportunities Fund	—	6,712	15,915	—		2,423		5,424		—

(a)	The Funds designate these distributions as exempt interest per IRC Sec. 852(b) (5).
(b)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).
(A)	For the period May 31, 2007 (commencement of operations) through October 31, 2007.
#	For the period May 1, 2007 (commencement of operations) through October 31, 2007.
@	For the period May 15, 2007 (commencement of operations) through October 31, 2007.

(Y)	For the period November 30, 2006 (commencement of operations) through October 31, 2007.
*	For the period July 31, 2006 (commencement of operations) through October 31, 2006.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

As of October 31, 2007, the components of distributable earnings (deficit) on a tax basis were as follows:

		Undistributed	Accumulated	Unrealized	Total
	Undistributed	Long-Term	Capital Gains	Appreciation	Accumulated
	Ordinary Income	Capital Gain	(Losses) *	(Depreciation) @	Earnings (Deficit)

Advisers Fund	$104,422	$65,012	$—	$73,027	$242,461
Balanced Allocation Fund	3,469	40,661	—	102,429	146,559
Balanced Income Fund	294	19	—	1,597	1,910
Capital Appreciation Fund	474,330	1,323,670	—	4,442,059	6,240,059
Capital Appreciation II Fund	75,890	24,958	—	160,146	260,994
Checks and Balances Fund	220	—	—	8,145	8,365
Conservative Allocation Fund	1,301	5,880	—	10,753	17,934
Disciplined Equity Fund	685	—	(10,424)	47,806	38,067
Dividend and Growth Fund	25,034	208,878	—	907,125	1,141,037
Equity Growth Allocation Fund	68	17,233	—	51,052	68,353
Equity Income Fund	6,167	21,647	—	160,276	188,090
Floating Rate Fund	10,167	—	(49,504)	(139,055)	(178,392)
Fundamental Growth Fund	6,221	1,095	—	7,099	14,415
Global Communications Fund	—	2,179	—	11,564	13,743
Global Financial Services Fund	659	3,695	—	3,672	8,026
Global Growth Fund	18,485	71,394	—	250,512	340,391
Global Health Fund	18,256	48,171	—	111,392	177,819
Global Technology Fund	—	—	(40,025)	11,907	(28,118)
Growth Allocation Fund	4,425	46,273	—	131,987	182,685
Growth Fund	9,424	81,620	—	243,790	334,834
Growth Opportunities Fund	160,989	100,232	—	417,422	678,643
High Yield Fund	537	—	(75,104)	(3,726)	(78,293)
High Yield Municipal Bond Fund	139	—	(284)	(1,049)	(1,194)
Income Allocation Fund	11	—	(134)	(650)	(773)
Income Fund	361	—	(734)	(4,788)	(5,161)
Inflation Plus Fund	2,207	—	(16,802)	175	(14,420)
International Growth Fund	46,150	34,643	—	116,858	197,651
International Opportunities Fund	37,285	29,223	(1,470)	81,809	146,847
International Small Company Fund	25,139	15,515	—	39,383	80,037
LargeCap Growth Fund	214	—	—	925	1,139
MidCap Fund	151,045	363,061	—	569,067	1,083,173
MidCap Growth Fund	2,708	—	—	1,116	3,824
MidCap Value Fund	10,964	63,099	—	66,183	140,246
Retirement Income Fund	40	15	—	60	115
Select MidCap Growth Fund	3,446	479	—	2,482	6,407
Select MidCap Value Fund	6,567	4,404	—	(5,075)	5,896
Select SmallCap Value Fund	7,480	605	—	430	8,515
Short Duration Fund	74	—	(2,387)	(2,103)	(4,416)
Small Company Fund	43,268	23,621	—	74,162	141,051
SmallCap Growth Fund	5,180	34,098	—	18,613	57,891
Stock Fund	1,180	—	(138,221)	66,713	(70,328)
Strategic Income Fund	283	—	—	(248)	35
Target Retirement 2010 Fund	128	83	—	503	714
Target Retirement 2020 Fund	96	91	—	1,235	1,422
Target Retirement 2030 Fund	134	77	—	1,436	1,647
Tax-Free California Fund	44	—	(272)	(302)	(530)
Tax-Free Minnesota Fund	27	—	(114)	480	393
Tax-Free National Fund	255	—	(887)	636	4
Tax-Free New York Fund	8	—	(52)	110	66
Total Return Bond Fund	3,779	—	(8,505)	(7,373)	(12,099)
U.S. Government Securities Fund	183	—	(19,660)	(656)	(20,133)
Value Fund	13,079	9,415	—	61,519	84,013
Value Opportunities Fund	11,034	30,965	—	12,443	54,442

*	Certain Funds had capital loss carryforwards that are identified in Note 2 (n).
@	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

m)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between Generally Accepted Accounting Principles (“GAAP”) and tax accounting for such items as foreign currency, net operating losses and capital loss carryforward expiration that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income	Gain (Loss)	Paid-in-Capital

Advisers Fund	$(100)	$100	$—
Balanced Allocation Fund	7,173	(7,173)	—
Capital Appreciation Fund	63,651	(65,726)	2,075
Capital Appreciation II Fund	1,592	(1,605)	13
Checks and Balances Fund	62	—	(62)
Conservative Allocation Fund	913	(913)	—
Dividend and Growth Fund	(61)	61	—
Equity Growth Allocation Fund	4,110	(4,314)	204
Equity Income Fund	(16)	15	1
Floating Rate Fund	1,839	(1,839)	—
Fundamental Growth Fund	328	(328)	—
Global Communications Fund	68	(69)	1
Global Financial Services Fund	13	(13)	—
Global Growth Fund	5,609	(5,610)	1
Global Health Fund	2,801	(2,802)	1
Global Technology Fund	729	11	(740)
Growth Allocation Fund	8,178	(8,179)	1
Growth Fund	3,821	(3,821)	—
Growth Opportunities Fund	(80)	80	—
High Yield Fund	(49)	49	—
High Yield Municipal Bond Fund	16	—	(16)
Income Allocation Fund	1	—	(1)
Income Fund	70	(70)	—
Inflation Plus Fund	(164)	164	—
International Growth Fund	544	(545)	1
International Opportunities Fund	30	(30)	—
International Small Company Fund	1,011	(1,012)	1
LargeCap Growth Fund	25	(12)	(13)
MidCap Fund	11,947	(14,336)	2,389
MidCap Growth Fund	61	(61)	—
MidCap Value Fund	894	(893)	(1)
Retirement Income Fund	5	(5)	—
Select MidCap Growth Fund	182	(182)	—
Select MidCap Value Fund	(80)	63	17
Select SmallCap Value Fund	(49)	48	1
Short Duration Fund	(28)	28	—
Small Company Fund	869	(970)	101
SmallCap Growth Fund	1,286	(1,123)	(163)
Stock Fund	(191)	191	—
Strategic Income Fund	123	(89)	(34)
Target Retirement 2010 Fund	18	(18)	—
Target Retirement 2020 Fund	26	(26)	—
Target Retirement 2030 Fund	26	(26)	—
Total Return Bond Fund	2,213	(2,288)	75
U.S. Government Securities Fund	(71)	71	—
Value Fund	(10)	10	—
Value Opportunities Fund	3	(4)	1

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

n)	Capital Loss Carryforward:

As of October 31, 2007 (tax year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes:

3

	Year of Expiration
Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total

Disciplined Equity Fund	$—	$—	$—	$10,424	$—	$—	$—	$—	$10,424
Floating Rate Fund	—	—	—	—	—	—	1,227	48,277	49,504
Global Technology Fund	—	5,132	34,893	—	—	—	—	—	40,025
High Yield Fund	16,050	1,643	25,246	28,570	—	—	3,595	—	75,104
High Yield Municipal Bond Fund	—	—	—	—	—	—	—	284	284
Income Allocation Fund	—	—	—	—	—	—	38	96	134
Income Fund	—	—	—	—	—	311	262	161	734
Inflation Plus Fund	—	—	—	—	—	—	8,467	8,335	16,802
International Opportunities Fund	—	959	511	—	—	—	—	—	1,470
Short Duration Fund	—	—	—	221	295	977	732	162	2,387
Stock Fund	—	—	—	138,221	—	—	—	—	138,221
Tax-Free California Fund	—	—	—	—	—	—	5	267	272
Tax-Free Minnesota Fund	—	—	—	—	—	—	—	114	114
Tax-Free National Fund	—	—	—	—	—	—	—	887	887
Tax-Free New York Fund	—	—	—	—	—	—	—	52	52
Total Return Bond Fund	—	—	—	—	—	—	8,505	—	8,505
U.S. Government Securities Fund	2,205	3,597	—	672	3,591	2,517	6,198	880	19,660

Based on certain provisions in the IRC, various limitations regarding the future utilization of International Opportunities Fund and High Yield Fund carryforwards may apply.

o)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Equity Growth Allocation Fund, Fundamental Growth Fund, Global Communications Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Target Retirement 2030 Fund, Value Fund and Value Opportunities Fund are declared and paid annually; dividends from net investment income of Advisers Fund, Balanced Allocation Fund, Balanced Income Fund, Checks and Balances Fund, Conservative Allocation Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly; dividends from the net investment income of Income Allocation Fund and Retirement Income Fund are declared and paid monthly; dividends from net investment income of Money Market Fund are declared daily and paid monthly and as of January 1, 2007, dividends from the net investment income of Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly, prior to this date they were declared and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for the funds declaring daily dividends. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 2 (m)).

p)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Inflation Plus Fund and Money Market Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

q)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of October 31, 2007, the Funds entered into outstanding when-issued or forward commitments as follows:

Fund	Amount

Advisers Fund	$19,274
Capital Appreciation Fund	4,659
Capital Appreciation II Fund	181
Floating Rate Fund	192,582
Global Growth Fund	182
Global Technology Fund	17
High Yield Fund	7,112
High Yield Municipal Bond Fund	2,521
Income Fund	3,115
Inflation Plus Fund	3,074
International Growth Fund	135
International Opportunities Fund	94
Strategic Income Fund	5,662
Tax-Free Minnesota Fund	223
Tax-Free National Fund	2,254
Total Return Bond Fund	161,439

r)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds high yield bonds may fluctuate more than with less aggressive bond funds.

s)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedules of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be liquidated.

t)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a principal risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interests or security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedules of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedules of Investments.

u)	Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

v)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Certain Funds, as shown on the Schedule of Investments, had outstanding swaps as of October 31, 2007.

w)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This guidance is currently in effect for Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund. Management has evaluated the implications of FIN 48, and has determined there is no impact to these Funds’ financial statements. This guidance is not currently effective for the remaining Funds. Management is evaluating the implications of FIN 48 for those Funds and its impact on the Funds’ financial statements has not yet been determined.

x)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds’ financial statements with fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.	Expenses:

a)	Investment Management and Advisory Agreements — HIFSCO serves as investment manager to each Fund pursuant to an Investment Advisory Agreement with The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., respectively. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund in accordance with each Fund’s investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment Management for the provision of day to day investment management services for Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Floating Rate Fund, Growth Allocation Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Income Allocation Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Retirement Income Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIFSCO has contracted for the provision of day to day investment management services with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for Select SmallCap Value Fund. Each Fund pays a fee to HIFSCO, a portion of which is used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable. Checks and Balances Fund is managed by HIFSCO’s Investment Oversight Committee.

The schedules below reflect the rates of compensation paid to HIFSCO for investment advisory services rendered during the year ended October 31, 2007; the rates are accrued daily and paid monthly:

Capital Appreciation II Fund

Average Daily Net Assets	Annual Fee

On first $250 million	1.00%
On next $250 million	0.95%
On next $500 million	0.90%
Over $1 billion	0.85%

Select SmallCap Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
Over $1 billion	0.90%

Growth Fund (1),
Growth Opportunities Fund (1),
and Value Opportunities Fund (1)

Average Daily Net Assets	Annual Fee

On first $100 million	1.00%
On next $150 million	0.80%
Over $250 million	0.70%

(1)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
Over $250 million	0.70%

Global Communications Fund,
Global Financial Services Fund, Global Health Fund,
Global Technology Fund, International Growth Fund
and International Small Company Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.90%
On next $500 million	0.85%
Over $1 billion	0.80%

Small Company Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.85%
On next $250 million	0.80%
On next $500 million	0.75%
On next $500 million	0.70%
Over $1.5 billion	0.65%

Global Growth Fund, International Opportunities Fund,
MidCap Fund and MidCap Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.75%
Over $1 billion	0.70%

MidCap Growth Fund (2)

Average Daily Net Assets	Annual Fee

On first $500 million	0.80%
On next $500 million	0.75%
Over $1 billion	0.70%

(2)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive the management fees until July 31, 2007.

LargeCap Growth Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $500 million	0.60%
Over $1 billion	0.55%

High Yield Fund (3)

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

(3)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.20% of average total net assets until October 31, 2007. Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

Short Duration Fund (4), Tax-Free California Fund
and Tax-Free New York Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

(4)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Tax-Free Minnesota Fund (5)

Average Daily Net Assets	Annual Fee

On first $50 million	0.72%
On next $4.95 billion	0.70%
On next $5 billion	0.68%
Over $10 billion	0.67%

(5)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.15% of average total net assets until October 31, 2007. Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

Tax-Free National Fund (6)

Average Daily Net Assets	Annual Fee

On first $50 million	0.80%
On next $4.95 billion	0.70%
On next $5 billion	0.68%
Over $10 billion	0.67%

(6)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.15% of average total net assets until October 31, 2007. Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

Capital Appreciation Fund,
Disciplined Equity Fund and Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.80%
On next $500 million	0.70%
Over $1 billion	0.65%

Dividend and Growth Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.65%
Over $1 billion	0.60%

Advisers Fund (7)

Average Daily Net Assets	Annual Fee

On first $500 million	0.690%
On next $500 million	0.625%
Over $1 billion	0.575%

(7)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2007.

Floating Rate Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

Income Fund (8) and Inflation Plus Fund (8)

Average Daily Net Assets	Annual Fee

On first $500 million	0.60%
On next $4.5 billion	0.55%
On next $5 billion	0.53%
Over $10 billion	0.52%

(8)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2007.

Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

U.S. Government Securities Fund (9)

Average Daily Net Assets	Annual Fee

On first $50 million	0.60%
On next $450 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

(9)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

Balanced Income Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.725%
On next $250 million	0.700%
On next $500 million	0.675%
Over $1 billion	0.650%

Equity Income Fund (10)(12)(13),
Stock Fund (11)(12)

Average Daily Net Assets	Annual Fee

On first $500 million	0.80%
On next $500 million	0.70%
Over $1 billion	0.65%

(10)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2007.

(11)	Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2007.

(12)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fee. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

(13)	Effective November 1, 2007, HIFSCO has voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2008.

Balanced Allocation Fund, Conservative Allocation Fund,
Equity Growth Allocation Fund, Growth Allocation Fund,
Income Allocation Fund, Retirement Income Fund,
Target Retirement 2010 Fund, Target Retirement 2020 Fund
and Target Retirement 2030 Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.15%
Over $500 million	0.10%

Fundamental Growth Fund (14)

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.80%
Over $1 billion	0.75%

(14)	Effective March 30, 2007, HIFSCO agreed to permanently reduce its management fees for this Fund. Prior to March 30, 2007, the schedule was as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.90%
On next $500 million	0.85%
Over $1 billion	0.80%

Money Market Fund (15)

Average Daily Net Assets	Annual Fee

On first $500 million	0.50%
On next $500 million	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

(15)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee

On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

High Yield Municipal Bond Fund (16)
and Strategic Income Fund (16)

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

(16)	HIFSCO has voluntarily agreed to waive 100% of management fees for the Funds’ first year of operation, ending May 31, 2008.

Select MidCap Growth Fund (17)

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

(17)	Effective December 4, 2006, HIFSCO agreed to permanently reduce its management fees for this Fund. Prior to December 4, 2006, the schedule was follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.90%
On next $500 million	0.85%
Over $1 billion	0.80%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Select MidCap Value Fund (18)

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

(18)	Effective December 4, 2006, HIFSCO agreed to permanently reduce its management fees for this Fund. Prior to December 4, 2006, the schedule was as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
Over $1 billion	0.90%

SmallCap Growth Fund (19)(20)

Average Daily Net Assets	Annual Fee

On first $100 million	1.00%
On next $150 million	0.80%
On next $250 million	0.70%
Over $500 million	0.65%

(19)	Effective November 11, 2006, HIFSCO agreed to permanently reduce its management fees for this Fund. Prior to November 11, 2006, the schedule was as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	1.00%
On next $150 million	0.80%
Over $250 million	0.70%

(20)	Effective November 1, 2007, HIFSCO agreed to permanently reduce its management fees for this Fund. The new fee schedule will be as follows:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
Over $500 million	0.65%

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (“HLIC”) and the Funds, HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.015% of each Fund’s average daily net assets. Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund each pay a fee of 0.01% of each Fund’s average daily net assets. The Funds’ accounting services fees are accrued daily and paid monthly.

Effective January 1, 2008, the rates of compensation paid to HLIC will be as follows:

Advisers Fund, Balanced Income Fund,
Capital Appreciation Fund, Floating Rate Fund,
High Yield Fund, High Yield Municipal Bond Fund,
Income Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund,
International Small Company Fund, Short Duration Fund, Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Disciplined Equity Fund, Dividend and Growth Fund,
Global Growth Fund, Money Market Fund,
Small Company Fund, SmallCap Growth Fund
and U.S. Government Securities Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Capital Appreciation II Fund, Equity Income Fund,
Global Health Fund, Income Allocation Fund,
MidCap Fund, MidCap Growth Fund,
MidCap Value Fund, Retirement Income Fund,
Stock Fund, Tax-Free California Fund,
Tax-Free Minnesota Fund, Tax-Free National Fund,
Tax-Free New York Fund, Value Fund
and Value Opportunities Fund.

Average Daily Net Assets	Annual Fee

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund,
Conservative Allocation Fund, Equity Growth Allocation Fund,
Global Communications Fund, Global Financial Services Fund,
Global Technology Fund, Growth Allocation Fund,
Growth Fund, Growth Opportunities Fund, LargeCap
Growth Fund, Select MidCap Growth Fund,
Select MidCap Value Fund, Select SmallCap Value Fund,
Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.012%
Over $5 billion	0.010%

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee

All assets	0.010%

c)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2007, HIFSCO has voluntarily limited the total operating expenses of the Class A, B, C, I, L, R3, R4, R5 and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Fund	Class A	Class B	Class C	Class I	Class L	Class R3 **	Class R4 **	Class R5 **	Class Y

Advisers Fund	1.18%	NA	NA	NA	NA	1.43%	1.13%	0.83%	NA
Balanced Allocation Fund *	1.40%	2.10%	2.10%	1.15%	NA	1.78%	1.48%	1.18%	NA
Balanced Income Fund	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.90%
Capital Appreciation Fund	1.29%	NA	NA	1.04%	NA	1.54%	1.24%	0.94%	NA
Capital Appreciation II Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.15%
Checks and Balances Fund *#	1.15%	1.90%	1.90%	NA	NA	NA	NA	NA	NA
Conservative Allocation Fund *	1.35%	2.00%	2.00%	1.10%	NA	1.78%	1.48%	1.18%	NA
Disciplined Equity Fund	1.40%	2.15%	2.15%	NA	NA	1.65%	1.35%	1.05%	1.00%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	NA	1.50%	1.20%	0.90%	NA
Equity Growth Allocation Fund *	1.60%	2.25%	2.25%	1.35%	NA	1.85%	1.55%	1.25%	NA
Equity Income Fund	1.25%	2.00%	2.00%	1.00%	NA	1.60%	1.30%	1.00%	0.90%
Floating Rate Fund (W)	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%
Fundamental Growth Fund ***	1.45%	2.20%	2.20%	NA	NA	NA	NA	NA	1.05%
Global Communications Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Financial Services Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Growth Fund	1.48%	2.35%	2.35%	NA	NA	1.73%	1.43%	1.13%	1.20%
Global Health Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
Global Technology Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Growth Allocation Fund *	1.50%	2.15%	2.15%	1.25%	NA	1.81%	1.51%	1.21%	NA
Growth Fund	1.33%	2.15%	2.15%	1.08%	1.45%	1.58%	1.28%	0.98%	1.00%
Growth Opportunities Fund	1.36%	2.15%	2.15%	1.11%	1.45%	1.61%	1.31%	1.01%	1.00%
High Yield Fund	1.15%	1.90%	1.90%	0.90%#	NA	1.40%	1.10%	0.85%	0.75%
High Yield Municipal Bond Fund †	1.00%	1.75%	1.75%	0.75%	NA	NA	NA	NA	NA
Income Allocation Fund *	1.20%	1.90%	1.90%	0.95%	NA	1.59%	1.29%	0.99%	NA
Income Fund	0.95%	1.70%	1.70%	NA	NA	NA	NA	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	NA	1.25%	1.00%	0.76%	0.60%
International Growth Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
International Opportunities Fund	1.57%	2.35%	2.35%	NA	NA	1.82%	1.52%	1.22%	1.20%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%#	NA	NA	NA	NA	1.20%
LargeCap Growth Fund #	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.85%
MidCap Fund	1.37%	NA	NA	NA	NA	NA	NA	NA	NA
MidCap Growth Fund	1.40%	2.20%	2.20%	NA	NA	NA	NA	NA	1.00%
MidCap Value Fund	1.40%	2.15%	2.15%	NA	NA	NA	NA	NA	1.00%
Money Market Fund	0.95%	1.70%	1.70%	NA	NA	1.20%	0.90%	0.60%	0.55%
Retirement Income Fund *	1.20%	1.95%	1.95%	NA	NA	1.60%	1.30%	1.00%	0.90%
Select MidCap Growth Fund ****	1.35%	2.10%	2.10%	NA	NA	NA	NA	NA	0.95%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Fund	Class A	Class B	Class C	Class I	Class L	Class R3 **	Class R4 **	Class R5 **	Class Y

Select MidCap Value Fund ****	1.30%	2.05%	2.05%	NA	NA	NA	NA	NA	0.90%
Select SmallCap Value Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Short Duration Fund	0.90%	1.65%	1.65%	NA	NA	NA	NA	NA	0.65%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	NA	1.65%	1.35%	1.05%	1.00%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.10%
Stock Fund	1.28%	NA	NA	NA	NA	1.53%	1.23%	0.93%	NA
Strategic Income Fund (Y)	1.15%	1.90%	1.90%	0.90%	NA	NA	NA	NA	0.90%
Target Retirement 2010 Fund *	1.25%	2.00%	2.00%	NA	NA	1.65%	1.35%	1.05%	0.95%
Target Retirement 2020 Fund *	1.30%	2.05%	2.05%	NA	NA	1.70%	1.40%	1.10%	1.00%
Target Retirement 2030 Fund *	1.35%	2.10%	2.10%	NA	NA	1.75%	1.45%	1.15%	1.05%
Tax-Free California Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Tax-Free Minnesota Fund	0.85%	1.60%	1.60%	NA	0.90%	NA	NA	NA	0.75%
Tax-Free National Fund	0.85%	1.60%	1.60%	0.60%#	0.80%@	NA	NA	NA	0.60%@
Tax-Free New York Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Total Return Bond Fund (W)	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%
U.S. Government Securities Fund (W)	1.00%	1.75%	1.75%	NA	1.00%	NA	NA	NA	0.75%
Value Fund	1.40%	2.15%	2.15%	1.15%#	NA	1.65%	1.35%	1.05%	1.00%
Value Opportunities Fund	1.40%	2.15%	2.15%	1.15%	1.45%	1.65%	1.35%	1.05%	1.05%@

*	Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies.
**	Effective December 22, 2006 (commencement of operations) through October 31, 2007.
#	Effective November 30, 2006 (commencement of operations) through October 31, 2007.
***	For the period November 1, 2006 through March 29, 2007, HIFSCO voluntarily limited the total operating expenses for Fundamental Growth Fund Classes A, B, C and Y to 1.50%, 2.25%, 2.25% and 1.10%, respectively.
****	For the period November 1, 2006 through December 3, 2006, HIFSCO voluntarily limited the total operating expenses for Select MidCap Growth Fund and Select MidCap Value Fund. During this period the expense limitations for Select MidCap Growth Fund was 1.50%, 2.25%, 2.25% and 1.10% for Classes A, B, C and Y, respectively. Also during the period the expense limitation for Select MidCap Value Fund was 1.55%, 2.30%, 2.30% and 1.15% for Classes A, B, C and Y, respectively.
(W)	Permanent expense caps.
#	Effective May 1, 2007 (commencement of operations) through October 31, 2007.
(Y)	Effective May 15, 2007 (commencement of operations) through October 31, 2007.
#	Effective May 31, 2007 (commencement of operations) through October 31, 2007.
@	For the period November 1, 2006 through May 31, 2007, HIFSCO voluntarily limited the total operating expenses for Tax-Free National Fund Classes L and Y to 1.00% and 0.75%, respectively. For the period November 1, 2006 through May 31, 2007, HIFSCO voluntarily limited the total operating expenses for Value Opportunities Fund Class Y to 1.25%.

Effective November 1, 2007, HIFSCO has agreed to revise the voluntary limit on the total operating expenses of the Class A, B, C, I, L, R3, R4, R5, and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitations are as follows:

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
Balanced Allocation Fund *	1.40%	2.15%	2.15%	1.15%	NA	1.78%	1.48%	1.18%	NA
Capital Appreciation II Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.25%
Conservative Allocation Fund *	1.35%	2.10%	2.10%	1.10%	NA	1.78%	1.48%	1.18%	NA
Equity Growth Allocation Fund *	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	NA
Global Growth Fund	1.48%	2.23%	2.23%	NA	NA	1.73%	1.43%	1.13%	1.13%
Growth Allocation Fund *	1.50%	2.25%	2.25%	1.25%	NA	1.81%	1.51%	1.21%	NA
Growth Fund	1.30%	2.05%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.61%	1.31%	1.01%	1.01%
High Yield Fund	1.15%	1.90%	1.90%	0.90%	NA	1.40%	1.10%	0.90%	0.90%
Income Allocation Fund *	1.20%	1.95%	1.95%	0.95%	NA	1.59%	1.29%	0.99%	NA
International Opportunities Fund	1.57%	2.32%	2.32%	NA	NA	1.82%	1.52%	1.22%	1.22%
MidCap Growth Fund	1.40%	2.15%	2.15%	NA	NA	NA	NA	NA	1.05%
Money Market Fund	0.90%	1.65%	1.65%	NA	NA	1.15%	0.85%	0.65%	0.65%
Retirement Income Fund *	1.20%	1.95%	1.95%	NA	NA	1.60%	1.30%	1.00%	0.85%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%
Stock Fund	1.25%	NA	NA	NA	NA	1.50%	1.20%	0.90%	NA
Target Retirement 2010 Fund *	1.25%	2.00%	2.00%	NA	NA	1.65%	1.35%	1.05%	0.90%
Target Retirement 2020 Fund *	1.30%	2.05%	2.05%	NA	NA	1.70%	1.40%	1.10%	0.95%
Target Retirement 2030 Fund *	1.35%	2.10%	2.10%	NA	NA	1.75%	1.45%	1.15%	1.00%

*	Voluntary limitations include expenses incurred as the result of investing in other investment companies.

Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.

d)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank, State Street Bank & Trust, has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Advisers Fund
Class A Shares	1.09%		1.11%	1.18%
Class B Shares	1.90%		1.90%	1.96%
Class C Shares	1.78%		1.81%	1.88%
Class R3 Shares	1.40	%(Y)
Class R4 Shares	1.05	%(Y)
Class R5 Shares	0.80	%(Y)
Class Y Shares	0.63%		0.65%	0.73%
Balanced Allocation Fund
Class A Shares	0.54%		0.62%	0.60%
Class B Shares	1.33%		1.36%	1.31%
Class C Shares	1.29%		1.36%	1.31%
Class I Shares	0.22%		0.39%†
Class R3 Shares	0.93	%(Y)
Class R4 Shares	0.66	%(Y)
Class R5 Shares	0.36	%(Y)
Balanced Income Fund
Class A Shares	1.19%		1.25%#
Class B Shares	2.00%		2.00%#
Class C Shares	2.00%		2.00%#
Class Y Shares	0.90%		0.90%#
Capital Appreciation Fund
Class A Shares	1.11%		1.17%	1.22%
Class B Shares	1.91%		1.96%	1.99%
Class C Shares	1.83%		1.88%	1.91%
Class I Shares	0.78%		0.88%†
Class R3 Shares	1.47	%(Y)
Class R4 Shares	1.13	%(Y)
Class R5 Shares	0.84	%(Y)
Class Y Shares	0.71%		0.73%	0.75%
Capital Appreciation II Fund
Class A Shares	1.43%		1.59%	1.60%
Class B Shares	2.29%		2.34%	2.35%
Class C Shares	2.16%		2.32%	2.35%
Class I Shares	1.10%		0.80%†
Class R3 Shares	1.86	%(Y)
Class R4 Shares	1.47	%(Y)
Class R5 Shares	1.22	%(Y)
Class Y Shares	1.01%		1.13%	1.15%
Checks and Balances Fund
Class A Shares	0.43	%(s)
Class B Shares	1.25	%(s)
Class C Shares	1.18	%(s)
Conservative Allocation Fund
Class A Shares	0.59%		0.63%	0.60%
Class B Shares	1.28%		1.31%	1.26%
Class C Shares	1.28%		1.31%	1.26%
Class I Shares	0.26%		0.41%†
Class R3 Shares	1.03	%(Y)
Class R4 Shares	0.75	%(Y)
Class R5 Shares	0.47	%(Y)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Disciplined Equity Fund
Class A Shares	1.40%		1.39%	1.38%
Class B Shares	2.08%		2.07%	2.13%
Class C Shares	2.09%		2.09%	2.10%
Class R3 Shares	1.65	%(Y)
Class R4 Shares	1.34	%(Y)
Class R5 Shares	1.05	%(Y)
Class Y Shares	0.88%		0.88%	0.89%
Dividend and Growth Fund
Class A Shares	1.09%		1.13%	1.16%
Class B Shares	1.95%		1.98%	2.01%
Class C Shares	1.82%		1.86%	1.88%
Class I Shares	0.76%		0 .98%†
Class R3 Shares	1.40	%(Y)
Class R4 Shares	1.09	%(Y)
Class R5 Shares	0.82	%(Y)
Class Y Shares	0.68%		0.70%	0.72%
Equity Growth Allocation Fund
Class A Shares	0.69%		0.72%	0.68%
Class B Shares	1.37%		1.37%	1.33%
Class C Shares	1.37%		1.37%	1.34%
Class I Shares	0.37%		0.48%†
Class R3 Shares	0.96	%(Y)
Class R4 Shares	0.70	%(Y)
Class R5 Shares	0.38	%(Y)
Equity Income Fund
Class A Shares	1.12%		1.00%	0.50%
Class B Shares	1.96%		1.84%	1.38%
Class C Shares	1.83%		1.70%	1.22%
Class I Shares	0.81%		0.80%†
Class R3 Shares	1.50	%(Y)
Class R4 Shares	1.18	%(Y)
Class R5 Shares	0.89	%(Y)
Class Y Shares	0.73%		0.57%	0.10%
Floating Rate Fund
Class A Shares	0.96%		0.50%
Class B Shares	1.75%		1.35%
Class C Shares	1.74%		1.28%
Class I Shares	0.71%		0.43%†
Class R3 Shares	1.24	%(Y)
Class R4 Shares	1.00	%(Y)
Class R5 Shares	0.85	%(Y)
Class Y Shares	0.68%		0.15%
Fundamental Growth Fund
Class A Shares	1.47%		1.48%	1.57%
Class B Shares	2.22%		2.23%	2.32%
Class C Shares	2.20%		2.23%	2.32%
Class Y Shares	1.02%		1.05%	1.13%
Global Communications Fund
Class A Shares	1.60%		1.11%	1.49%
Class B Shares	2.30%		1.73%	2.24%
Class C Shares	2.34%		1.85%	2.23%
Class Y Shares	1.11%		0.70%	1.04%
Global Financial Services Fund
Class A Shares	1.60%		1.14%	1.48%
Class B Shares	2.22%		1.77%	2.25%
Class C Shares	2.35%		1.90%	2.25%
Class Y Shares	1.14%		0.74%	1.07%
Global Growth Fund
Class A Shares	1.47%		1.45%	1.36%
Class B Shares	2.18%		2.15%	2.23%
Class C Shares	2.14%		2.18%	2.13%

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Global Growth Fund — (continued)
Class R3 Shares	1.65	%(Y)
Class R4 Shares	1.34	%(Y)
Class R5 Shares	1.05	%(Y)
Class Y Shares	0.89%		0.91%	0.85%
Global Health Fund
Class A Shares	1.40%		1.60%	1.58%
Class B Shares	2.29%		2.31%	2.33%
Class C Shares	2.14%		2.31%	2.33%
Class I Shares	1.08%		1.14%†
Class R3 Shares	1.77	%(Y)
Class R4 Shares	1.45	%(Y)
Class R5 Shares	1.17	%(Y)
Class Y Shares	0.95%		1.08%	1.06%
Global Technology Fund
Class A Shares	1.43%		1.32%	1.53%
Class B Shares	2.03%		1.96%	2.28%
Class C Shares	2.30%		2.21%	2.28%
Class Y Shares	1.08%		1.17%	1.13%
Growth Allocation Fund
Class A Shares	0.60%		0.67%	0.64%
Class B Shares	1.32%		1.32%	1.29%
Class C Shares	1.31%		1.32%	1.29%
Class I Shares	0.23%		0.42%†
Class R3 Shares	0.93	%(Y)
Class R4 Shares	0.65	%(Y)
Class R5 Shares	0.38	%(Y)
Growth Fund
Class A Shares	1.27%		1.31%	1.31%
Class B Shares	2.08%		2.08%	2.13%
Class C Shares	1.98%		2.00%	2.03%
Class I Shares	0.90%		0.91%†
Class L Shares	1.04%		1.03%	1.04%
Class R3 Shares	1.57	%(Y)
Class R4 Shares	1.18	%(Y)
Class R5 Shares	0.91	%(Y)
Class Y Shares	0.81%		0.81%	0.83%
Growth Opportunities Fund
Class A Shares	1.31%		1.18%	1.30%
Class B Shares	2.10%		2.05%	2.08%
Class C Shares	1.97%		2.05%	2.07%
Class I Shares	0.86%		1.11%†
Class L Shares	1.03%		1.04%	1.02%
Class R3 Shares	1.57	%(Y)
Class R4 Shares	1.23	%(Y)
Class R5 Shares	0.92	%(Y)
Class Y Shares	0.79%		0.81%	0.82%
High Yield Fund
Class A Shares	1.15%		1.20%	1.33%
Class B Shares	1.90%		1.94%	2.10%
Class C Shares	1.83%		1.89%	2.00%
Class I Shares	0.75	%(s)
Class R3 Shares	1.40	%(Y)
Class R4 Shares	1.10	%(Y)
Class R5 Shares	0.85	%(Y)
Class Y Shares	0.67%		0.73%	0.87%
High Yield Municipal Bond Fund
Class A Shares	0.25	%(I)
Class B Shares	1.00	%(I)
Class C Shares	1.01	%(I)
Class I Shares	0.00	%(I)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Income Allocation Fund
Class A Shares	0.58%		0.61%	0.56%
Class B Shares	1.28%		1.31%	1.26%
Class C Shares	1.28%		1.31%	1.26%
Class I Shares	0.33%		0.37%†
Class R3 Shares	0.97	%(Y)
Class R4 Shares	0.68	%(Y)
Class R5 Shares	0.37	%(Y)
Income Fund
Class A Shares	0.95%		0.95%	0.95%
Class B Shares	1.70%		1.70%	1.70%
Class C Shares	1.70%		1.70%	1.70%
Class Y Shares	0.68%		0.70%	0.70%
Inflation Plus Fund
Class A Shares	0.85%		0.95%	0.95%
Class B Shares	1.60%		1.70%	1.70%
Class C Shares	1.60%		1.70%	1.70%
Class I Shares	0.58%		0.70%†
Class R3 Shares	1.24	%(Y)
Class R4 Shares	0.99	%(Y)
Class R5 Shares	0.75	%(Y)
Class Y Shares	0.56%		0.68%	0.68%
International Growth Fund
Class A Shares	1.48%		1.56%	1.53%
Class B Shares	2.32%		2.26%	2.28%
Class C Shares	2.19%		2.31%	2.28%
Class I Shares	1.09%		1.35%†
Class R3 Shares	1.83	%(Y)
Class R4 Shares	1.45	%(Y)
Class R5 Shares	1.16	%(Y)
Class Y Shares	1.01%		1.12%	1.13%
International Opportunities Fund
Class A Shares	1.49%		1.54%	1.52%
Class B Shares	2.18%		2.12%	2.30%
Class C Shares	2.21%		2.30%	2.30%
Class R3 Shares	1.71	%(Y)
Class R4 Shares	1.40	%(Y)
Class R5 Shares	1.11	%(Y)
Class Y Shares	0.95%		0.99%	1.01%
International Small Company Fund
Class A Shares	1.49%		1.58%	1.55%
Class B Shares	2.25%		2.22%	2.30%
Class C Shares	2.23%		2.33%	2.30%
Class I Shares	1.18	%(s)
Class Y Shares	1.01%		1.18%	1.15%
LargeCap Growth Fund
Class A Shares	1.11	%(A)
Class B Shares	1.96	%(A)
Class C Shares	1.93	%(A)
Class Y Shares	0.85	%(A)
MidCap Fund
Class A Shares	1.21%		1.25%	1.28%
Class B Shares	1.98%		2.01%	2.06%
Class C Shares	1.90%		1.93%	1.97%
Class Y Shares	0.78%		0.78%	0.81%
MidCap Growth Fund
Class A Shares	0.95%		1.20%#
Class B Shares	1.96%		2.05%#
Class C Shares	1.90%		2.07%#
Class Y Shares	0.65%		0.79%#
MidCap Value Fund
Class A Shares	1.39%		1.39%	1.38%

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

MidCap Value Fund — (continued)
Class B Shares	2.15%		2.14%	2.13%
Class C Shares	2.09%		2.14%	2.13%
Class Y Shares	0.89%		0.93%	0.94%
Money Market Fund
Class A Shares	0.95%		0.95%	0.95%
Class B Shares	1.70%		1.70%	1.70%
Class C Shares	1.69%		1.70%	1.70%
Class R3 Shares	1.20	%(Y)
Class R4 Shares	0.90	%(Y)
Class R5 Shares	0.60	%(Y)
Class Y Shares	0.55%		0.55%	0.55%
Retirement Income Fund
Class A Shares	0.48%		0.54%
Class B Shares	1.23%		1.30%
Class C Shares	1.23%		1.30%
Class R3 Shares	0.88	%(Y)
Class R4 Shares	0.59	%(Y)
Class R5 Shares	0.27	%(Y)
Class Y Shares	0.18%		0.24%
Select MidCap Growth Fund
Class A Shares	1.36%		1.48%	1.49%*
Class B Shares	1.95%		2.09%	2.24%*
Class C Shares	2.11%		2.23%	2.24%*
Class Y Shares	1.01%		1.08%	1.09%*
Select MidCap Value Fund
Class A Shares	1.32%		1.50%	1.54%@
Class B Shares	2.00%		2.25%	2.29%@
Class C Shares	2.07%		2.25%	2.29%@
Class Y Shares	0.83%		1.11%	1.14%@
Select SmallCap Value Fund
Class A Shares	1.40%		1.60%#
Class B Shares	2.35%		2.35%#
Class C Shares	2.32%		2.35%#
Class Y Shares	1.13%		1.20%#
Short Duration Fund
Class A Shares	0.90%		0.90%	0.90%
Class B Shares	1.65%		1.65%	1.65%
Class C Shares	1.65%		1.65%	1.65%
Class Y Shares	0.64%		0.65%	0.65%
Small Company Fund
Class A Shares	1.39%		1.37%	1.35%
Class B Shares	2.11%		2.12%	2.10%
Class C Shares	2.14%		2.11%	2.10%
Class Y Shares	0.90%		0.91%	0.92%
Class I Shares	1.12%		1.10%†
Class R3 Shares	1.65	%(Y)
Class R4 Shares	1.36	%(Y)
Class R5 Shares	1.10	%(Y)
SmallCap Growth Fund
Class A Shares	1.30%		1.34%	1.38%
Class B Shares	2.00%		2.00%	2.13%
Class C Shares	2.14%		2.13%	2.13%
Class I Shares	1.15%		1.15%†
Class L Shares	1.15%		1.13%	1.20%
Class R3 Shares	1.66	%(Y)
Class R4 Shares	1.37	%(Y)
Class R5 Shares	1.06	%(Y)
Class Y Shares	0.93%		0.90%	0.97%
Stock Fund
Class A Shares	1.27%		1.26%	1.31%
Class B Shares	2.10%		2.10%	2.21%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Stock Fund — (continued)
Class C Shares	1.97%		2.01%	2.07%
Class R3 Shares	1.51	%(Y)
Class R4 Shares	1.19	%(Y)
Class R5 Shares	0.92	%(Y)
Class Y Shares	0.75%		0.76%	0.82%
Strategic Income Fund
Class A Shares	0.46	%(C)
Class B Shares	1.25	%(C)
Class C Shares	1.26	%(C)
Class I Shares	0.27	%(C)
Class Y Shares	0.24	%(D)
Target Retirement 2010 Fund
Class A Shares	0.51%		0.54%
Class B Shares	1.26%		1.29%
Class C Shares	1.25%		1.30%
Class R3 Shares	0.91	%(Y)
Class R4 Shares	0.62	%(Y)
Class R5 Shares	0.30	%(Y)
Class Y Shares	0.20%		0.23%
Target Retirement 2020 Fund
Class A Shares	0.52%		0.53%
Class B Shares	1.26%		1.29%
Class C Shares	1.26%		1.30%
Class R3 Shares	0.91	%(Y)
Class R4 Shares	0.63	%(Y)
Class R5 Shares	0.31	%(Y)
Class Y Shares	0.21%		0.22%
Target Retirement 2030 Fund
Class A Shares	0.54%		0.53%
Class B Shares	1.15%		1.24%
Class C Shares	1.25%		1.10%
Class R3 Shares	0.93	%(Y)
Class R4 Shares	0.66	%(Y)
Class R5 Shares	0.33	%(Y)
Class Y Shares	0.23%		0.20%
Tax-Free California Fund
Class A Shares	0.85%		0.89%	0.89%
Class B Shares	1.60%		1.64%	1.64%
Class C Shares	1.60%		1.64%	1.64%
Tax-Free Minnesota Fund
Class A Shares	0.85%		0.84%	0.84%
Class B Shares	1.60%		1.56%	1.59%
Class C Shares	1.59%		1.56%	1.59%
Class L Shares	0.90%		0.86%	0.89%
Class Y Shares	0.71%		0.83%	0.90%
Tax-Free National Fund
Class A Shares	0.85%		1.00%	1.01%
Class B Shares	1.60%		1.75%	1.75%
Class C Shares	1.60%		1.75%	1.75%
Class L Shares	0.86%		1.05%	1.05%
Class Y Shares	0.64%		0.89%	0.98%
Tax-Free New York Fund
Class A Shares	0.84%		0.83%	0.84%
Class B Shares	1.59%		1.58%	1.59%
Class C Shares	1.59%		1.58%	1.59%
Total Return Bond Fund
Class A Shares	1.00%		1.19%	1.20%
Class B Shares	1.75%		1.95%	1.95%
Class C Shares	1.75%		1.86%	1.87%
Class I Shares	0.72	%(s)	0.91%†
Class R3 Shares	0.72	%(Y)

	Year Ended		Year Ended	Year Ended
Fund	October 31, 2007		October 31, 2006	October 31, 2005

Total Return Bond Fund — (continued)
Class R4 Shares	0.72	%(Y)
Class R5 Shares	0.72	%(Y)
Class Y Shares	0.61	%(D)	0.70%	0.74%
U.S. Government Securities Fund
Class A Shares	1.00%		1.15%	1.15%
Class B Shares	1.71%		1.90%	1.90%
Class C Shares	1.75%		1.90%	1.90%
Class L Shares	0.91%		1.08%	1.08%
Class Y Shares	0.68%		0.83%	0.86%
Value Fund
Class A Shares	1.32%		1.37%	1.39%
Class B Shares	2.15%		2.12%	2.14%
Class C Shares	2.09%		2.14%	2.14%
Class R3 Shares	1.65	%(Y)
Class R4 Shares	1.35	%(Y)
Class R5 Shares	1.05	%(Y)
Class Y Shares	0.88%		0.91%	0.92%
Value Opportunities Fund
Class A Shares	1.40%		1.39%	1.39%
Class B Shares	2.13%		2.11%	2.14%
Class C Shares	2.15%		2.14%	2.14%
Class I Shares	1.16	%(s)	1.15%†
Class L Shares	1.24%		1.22%	1.30%
Class R3 Shares	1.65	%(Y)
Class R4 Shares	1.38	%(Y)
Class R5 Shares	1.05	%(Y)
Class Y Shares	0.94%		0.99%	1.06%

*	From January 1, 2005 (commencement of operations), through October 31, 2005.
@	From April 29, 2005 (commencement of operations), through October 31, 2005.
#	From July 31, 2006 (commencement of operations), through October 31, 2006.
†	From August 31, 2006 (commencement of operations), through October 31, 2006.
(A)	From November 30, 2006 (commencement of operations), through October 31, 2007.
(Y)	From December 22, 2006 (commencement of operations), through October 31, 2007.
(s)	From May 31, 2007 (commencement of operations), through October 31, 2007.
(D)	From August 31, 2007 (commencement of operations), through October 31, 2007.
(I)	From May 1, 2007 (commencement of operations) through October 31, 2007
(C)	From May 15, 2007 (commencement of operations) through October 31, 2007

e)	Distribution and Service Plan for Class A, B, C, H, L, M and N Shares — HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2007, the following revenues were received by HIFSCO:

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Advisers Fund	$996	$311
Balanced Allocation Fund	4,334	325
Balanced Income Fund	523	3
Capital Appreciation Fund	40,456	2,502
Capital Appreciation II Fund	9,150	177
Checks and Balances Fund	5,718	12
Conservative Allocation Fund	798	70
Disciplined Equity Fund	162	35
Dividend and Growth Fund	14,664	458
Equity Growth Allocation Fund	1,446	112
Equity Income Fund	5,057	78
Floating Rate Fund	6,520	2,401
Fundamental Growth Fund	47	20
Global Communications Fund	229	9
Global Financial Services Fund	115	4
Global Growth Fund	533	66

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Global Health Fund	$2,786	$151
Global Technology Fund	166	23
Growth Allocation Fund	3,958	307
Growth Fund	670	130
Growth Opportunities Fund	3,058	115
High Yield Fund	482	64
High Yield Municipal Bond Fund	374	38
Income Allocation Fund	199	11
Income Fund	664	32
Inflation Plus Fund	161	388
International Growth Fund	2,562	70
International Opportunities Fund	970	36
International Small Company Fund	939	33
LargeCap Growth Fund	16	—
MidCap Fund	289	226
MidCap Growth Fund	76	3
MidCap Value Fund	88	59
Money Market Fund	—	165
Retirement Income Fund	10	—
Select MidCap Growth Fund	157	10
Select MidCap Value Fund	412	19
Select SmallCap Value Fund	43	—
Short Duration Fund	103	24
Small Company Fund	739	37
SmallCap Growth Fund	321	69
Stock Fund	576	141
Strategic Income Fund	364	1
Target Retirement 2010 Fund	11	—
Target Retirement 2020 Fund	45	1
Target Retirement 2030 Fund	37	7
Tax-Free California Fund	178	10
Tax-Free Minnesota Fund	85	—
Tax-Free National Fund	800	77
Tax-Free New York Fund	16	5
Total Return Bond Fund	5,486	191
U.S. Government Securities Fund	141	40
Value Fund	206	19
Value Opportunities Fund	1,141	36

The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Boards of Directors have currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Funds’ 12b-1 fees are accrued daily and pay monthly. Classes H, M, N and Z were merged into Classes L and Y, please see note 8 for details.

For the year ended October 31, 2007, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds’ shares were $5,231. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — The Hartford provided certain legal services to the Funds, for which the Funds were charged $199 for the year ended October 31, 2007. Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended October 31, 2007, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $75. Hartford Administrative Services Company (“HASCO”), a wholly-owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO was compensated $69,349 for providing such services. The Funds accrue these fees daily and pay monthly.

g)	Payments from Affiliate:

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation concerning aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $15.4 million to The Hartford Mutual Funds in the amounts indicated below. Those amounts were recorded on the books of the Funds on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

	Capital Gain
Fund Name	Reimbursement	Income Reimbursement	Total Reimbursement

Advisers Fund	$920	$345	$1,265
Capital Appreciation Fund	3,768	1,413	5,181
Disciplined Equity Fund	212	80	292
Dividend and Growth Fund	740	278	1,018
Fundamental Growth Fund	140	53	193
Global Communications Fund	4	2	6
Global Financial Services Fund	4	2	6
Global Growth Fund	1,392	522	1,914
Global Health Fund	76	29	105
Global Technology Fund	16	6	22
Growth Fund	112	42	154
Growth Opportunities Fund	300	113	413
International Growth Fund	4	2	6
International Opportunities Fund	20	8	28
MidCap Fund	1,788	671	2,459
MidCap Value Fund	40	15	55
Small Company Fund	488	183	671
SmallCap Growth Fund	28	11	39
Stock Fund	1,140	428	1,568
Value Fund	8	3	11
Value Opportunities Fund	12	4	16

On April 20, 2007, MidCap Growth Fund was reimbursed $24 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007 and June 8, 2007, Small Company Fund was reimbursed $909 in trading reimbursements and $228 for incorrect IPO allocations.

The table below shows the impact on total return from the payments from affiliates:

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Advisers Fund Class A	0.07%	—%	13.15%	0.19%	3.74%
Advisers Fund Class B	0.08	—	12.24	0.26	2.95
Advisers Fund Class C	0.07	—	12.36	0.21	3.06
Advisers Fund Class Y	0.07	—	13.65	—	—
Capital Appreciation Fund Class A	0.03	—	26.11	—	—
Capital Appreciation Fund Class B	0.04	—	25.10	—	—
Capital Appreciation Fund Class C	0.04	—	25.23	—	—
Capital Appreciation Fund Class I	0.03	—	26.45	—	—
Capital Appreciation Fund Class Y	0.03	—	26.62	—	—
Disciplined Equity Fund Class A	0.08	—	13.78	—	—
Disciplined Equity Fund Class B	0.08	—	13.05	—	—
Disciplined Equity Fund Class C	0.08	—	12.98	0.01	5.24
Disciplined Equity Fund Class Y	0.07	—	14.37	—	—
Dividend and Growth Fund Class A	0.03	—	16.17	0.06	12.47
Dividend and Growth Fund Class B	0.03	—	15.19	—	—
Dividend and Growth Fund Class C	0.03	—	15.39	0.04	11.72
Dividend and Growth Fund Class I	0.03	—	16.64	—	—
Dividend and Growth Fund Class Y	0.03	—	16.65	—	—
Fundamental Growth Fund Class A	0.28	—	26.24	0.03	2.21
Fundamental Growth Fund Class B	0.29	—	25.34	—	1.48
Fundamental Growth Fund Class C	0.29	—	25.32	0.06	1.53

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Fundamental Growth Fund Class Y	0.28%	—%	26.83%	—%	—%
Global Communications Fund Class A	0.02	—	39.00	—	—
Global Communications Fund Class B	0.02	—	37.99	—	—
Global Communications Fund Class C	0.02	—	37.94	—	—
Global Communications Fund Class Y	0.02	—	39.55	—	—
Global Financial Services Fund Class A	0.02	—	8.40	—	—
Global Financial Services Fund Class B	0.02	—	7.73	—	—
Global Financial Services Fund Class C	0.02	—	7.55	—	—
Global Financial Services Fund Class Y	0.02	—	8.89	—	—
Global Growth Fund Class A	0.26	—	35.50	—	—
Global Growth Fund Class B	0.27	—	34.45	—	—
Global Growth Fund Class C	0.27	—	34.58	—	—
Global Growth Fund Class Y	0.25	—	36.28	—	—
Global Health Fund Class A	0.01	—	9.94	—	—
Global Health Fund Class B	0.01	—	8.90	—	—
Global Health Fund Class C	0.01	—	9.09	—	—
Global Health Fund Class I	0.01	—	10.46	—	—
Global Health Fund Class Y	0.01	—	10.44	—	—
Global Technology Fund Class A	0.04	—	27.46	—	—
Global Technology Fund Class B	0.04	—	26.57	—	—
Global Technology Fund Class C	0.04	—	26.25	—	—
Global Technology Fund Class Y	0.04	—	27.96	—	—
Growth Fund Class A	0.01	—	23.90	—	—
Growth Fund Class B	0.01	—	23.00	—	—
Growth Fund Class C	0.01	—	23.08	—	—
Growth Fund Class I	0.01	—	24.35	—	—
Growth Fund Class L	0.01	—	24.20	—	—
Growth Fund Class Y	0.01	—	24.50	—	—
Growth Opportunities Fund Class A	0.03	—	40.34	—	—
Growth Opportunities Fund Class B	0.04	—	39.24	—	—
Growth Opportunities Fund Class C	0.04	—	39.35	—	—
Growth Opportunities Fund Class I	0.03	—	40.84	—	—
Growth Opportunities Fund Class L	0.03	—	40.72	—	—
Growth Opportunities Fund Class Y	0.03	—	41.02	—	—
High Yield Fund Class A	—	—	—	0.01	9.25
High Yield Fund Class B	—	—	—	—	8.45
High Yield Fund Class C	—	—	—	0.10	8.44
International Growth Fund Class A	—	—	39.31	—	—
International Growth Fund Class B	—	—	38.11	—	—
International Growth Fund Class C	—	—	38.27	—	—
International Growth Fund Class I	—	—	39.73	—	—
International Growth Fund Class Y	—	—	40.01	—	—
International Opportunities Fund Class A	0.01	—	39.14	—	—
International Opportunities Fund Class B	0.01	—	38.16	—	—
International Opportunities Fund Class C	0.01	—	38.16	—	—
International Opportunities Fund Class Y	0.01	—	39.90	—	—
MidCap Fund Class A	0.08	—	25.86	—	—
MidCap Fund Class B	0.09	—	24.87	—	—
MidCap Fund Class C	0.09	—	24.97	—	—
MidCap Fund Class Y	0.08	—	26.40	—	—
MidCap Growth Fund Class A	—	0.13	25.00	—	—
MidCap Growth Fund Class B	—	0.13	23.67	—	—
MidCap Growth Fund Class C	—	0.13	23.77	—	—
MidCap Growth Fund Class Y	—	0.13	25.35	—	—
MidCap Value Fund Class A	0.01	—	16.71	—	—
MidCap Value Fund Class B	0.01	—	15.85	—	—

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

MidCap Value Fund Class C	0.01%	—%	15.93%	—%	—%
MidCap Value Fund Class Y	0.01	—	17.37	—	—
Small Company Fund Class A	0.16	0.22	23.41	—	—
Small Company Fund Class B	0.18	0.24	22.46	—	—
Small Company Fund Class C	0.18	0.24	22.37	—	—
Small Company Fund Class I	0.16	0.22	23.81	—	—
Small Company Fund Class R3	—	0.20	17.44	—	—
Small Company Fund Class R4	—	0.20	17.80	—	—
Small Company Fund Class R5	—	0.20	18.07	—	—
Small Company Fund Class Y	0.16	0.20	23.99	—	—
SmallCap Growth Fund Class A	0.01	—	7.17	—	—
SmallCap Growth Fund Class B	0.01	—	6.43	—	—
SmallCap Growth Fund Class C	0.01	—	6.33	—	—
SmallCap Growth Fund Class I	0.01	—	7.36	—	—
SmallCap Growth Fund Class L	0.01	—	7.40	—	—
SmallCap Growth Fund Class Y	0.01	—	7.60	—	—
Stock Fund Class A	0.13	—	16.67	—	—
Stock Fund Class B	0.14	—	15.72	—	—
Stock Fund Class C	0.14	—	15.86	—	—
Stock Fund Class Y	0.12	—	17.31	—	—
Total Return Bond Fund Class A	—	—	—	0.02	5.08
Total Return Bond Fund Class B	—	—	—	0.02	4.35
Total Return Bond Fund Class C	—	—	—	0.19	4.57
Value Fund Class A	—	—	16.60	—	—
Value Fund Class B	—	—	15.62	—	—
Value Fund Class C	—	—	15.62	—	—
Value Fund Class Y	—	—	17.06	—	—
Value Opportunities Fund Class A	0.01	—	9.72	—	—
Value Opportunities Fund Class B	0.01	—	8.89	—	—
Value Opportunities Fund Class C	0.01	—	8.90	—	—
Value Opportunities Fund Class I	0.01	—	10.07	—	—
Value Opportunities Fund Class L	0.01	—	9.91	—	—
Value Opportunities Fund Class Y	0.01	—	10.29	—	—

4.	Affiliate Holdings:

As of October 31, 2007, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

Advisers Fund	—	—	—	N/A	1	1	1	—
Balanced Allocation Fund	—	—	—	—	1	1	1	N/A
Balanced Income Fund	975	26	26	N/A	N/A	N/A	N/A	10
Capital Appreciation Fund	—	—	—	—	*	*	*	—
Capital Appreciation II Fund	—	—	—	—	1	1	1	9
Conservative Allocation Fund	—	—	—	—	1	1	1	N/A
Disciplined Equity Fund	—	—	—	N/A	1	1	1	—
Dividend and Growth Fund	—	—	—	—	*	*	*	—
Equity Growth Allocation Fund	—	—	—	1	1	1	1	N/A
Equity Income Fund	—	—	—	—	1	1	1	—
Floating Rate Fund	—	—	—	—	1	1	1	—
Global Financial Services Fund	617	—	—	N/A	N/A	N/A	N/A	—
Global Growth Fund	—	—	—	N/A	1	1	1	—
Global Health Fund	—	—	—	—	1	1	1	—
Growth Allocation Fund	—	—	—	—	1	1	1	N/A
Growth Fund	—	—	—	—	1	1	1	—
Growth Opportunities Fund	—	—	—	—	*	*	*	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

High Yield Fund	—	—	—	3	1	1	1	—
High Yield Municipal Bond Fund	929	31	31	31	N/A	N/A	N/A	N/A
Income Allocation Fund	—	—	—	—	1	1	1	N/A
Inflation Plus Fund	—	—	—	—	1	1	1	—
International Growth Fund	—	—	—	—	1	1	1	—
International Opportunities Fund	—	—	—	N/A	1	1	1	—
International Small Company Fund	—	—	—	1	N/A	N/A	N/A	—
LargeCap Growth Fund	941	25	25	N/A	N/A	N/A	N/A	10
MidCap Growth Fund	950	25	25	N/A	N/A	N/A	N/A	10
Money Market Fund	—	—	—	N/A	10	10	10	—
Retirement Income Fund	28	12	12	N/A	1	1	1	12
Select MidCap Growth Fund	—	—	—	N/A	N/A	N/A	N/A	9
Select SmallCap Value Fund	1,443	25	25	N/A	N/A	N/A	N/A	10
Small Company Fund	—	—	—	—	*	*	*	—
SmallCap Growth Fund	—	—	—	—	*	*	*	—
Stock Fund	—	—	—	N/A	*	*	*	—
Strategic Income Fund	1,866	62	62	62	N/A	N/A	N/A	11
Target Retirement 2010 Fund	25	14	14	N/A	1	1	1	14
Target Retirement 2020 Fund	8	1	1	N/A	1	1	1	1
Target Retirement 2030 Fund	8	3	3	N/A	1	1	1	3
Tax-Free California Fund	852	—	—	N/A	N/A	N/A	N/A	N/A
Tax-Free National Fund	—	—	—	2	N/A	N/A	N/A	—
Tax-Free New York Fund	978	118	118	N/A	N/A	N/A	N/A	N/A
Total Return Bond Fund	—	—	—	—	1	1	1	—
Value Fund	—	—	—	2	1	1	1	—
Value Opportunities Fund	—	—	—	—	1	1	1	—

*	Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

N/A— Not Applicable.

5.	Investment Transactions:

For the year ended October 31, 2007, the cost of purchases and sales of securities for Money Market Fund were $5,978,753 and $5,820,368, respectively. For the year ended October 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.	Cost of Purchases for	Sales Proceeds for
	Government	Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Advisers Fund	$1,409,824	$1,653,374	$47,582	$115,759
Balanced Allocation Fund	453,374	317,177	—	—
Balanced Income Fund	36,541	5,180	2,859	2,826
Capital Appreciation Fund	14,406,798	12,078,188	—	—
Capital Appreciation II Fund	1,549,723	777,626	—	—
Checks and Balances Fund	230,280	—	—	—
Conservative Allocation Fund	105,362	72,391	—	—
Disciplined Equity Fund	249,860	379,434	—	—
Dividend and Growth Fund	1,150,115	905,267	—	—
Equity Growth Allocation Fund	146,904	102,709	—	—
Equity Income Fund	428,214	171,206	—	—
Floating Rate Fund	4,521,322	2,516,029	—	—
Fundamental Growth Fund	101,074	119,465	—	—
Global Communications Fund	44,746	36,608	—	—
Global Financial Services Fund	35,094	33,466	—	—
Global Growth Fund	645,093	776,173	—	—
Global Health Fund	468,443	340,753	—	—
Global Technology Fund	94,934	91,080	—	—
Growth Allocation Fund	426,782	328,974	—	—
Growth Fund	1,027,984	1,358,222	—	—
Growth Opportunities Fund	2,035,097	1,737,164	—	—
High Yield Fund	378,885	428,327	—	—
High Yield Municipal Bond Fund	72,430	7,593	—	—
Income Allocation Fund	26,368	15,518	—	—

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.	Cost of Purchases for	Sales Proceeds for
	Government	Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Income Fund	$443,282	$250,681	$108,907	$102,309
Inflation Plus Fund	25,371	81,621	3,638,198	3,751,556
International Growth Fund	1,111,487	999,381	—	—
International Opportunities Fund	569,424	509,197	—	—
International Small Company Fund	333,028	251,762	—	—
LargeCap Growth Fund	25,163	14,062	—	—
MidCap Fund	2,357,945	2,667,407	—	—
MidCap Growth Fund	41,872	37,105	—	—
MidCap Value Fund	204,760	301,544	—	—
Retirement Income Fund	4,228	1,585	—	—
Select MidCap Growth Fund	56,864	86,578	—	—
Select MidCap Value Fund	175,779	146,324	—	—
Select SmallCap Value Fund	138,244	53,878	—	—
Short Duration Fund	122,498	91,806	76,026	51,240
Small Company Fund	998,599	900,036	—	—
SmallCap Growth Fund	472,722	623,271	—	—
Stock Fund	1,101,435	1,425,909	—	—
Strategic Income Fund	98,272	16,393	2,520	2,347
Target Retirement 2010 Fund	9,834	3,537	—	—
Target Retirement 2020 Fund	17,982	1,879	—	—
Target Retirement 2030 Fund	15,029	2,081	—	—
Tax-Free California Fund	29,271	12,244	—	—
Tax-Free Minnesota Fund	8,258	6,402	—	—
Tax-Free National Fund	123,152	66,738	—	—
Tax-Free New York Fund	3,396	2,686	—	—
Total Return Bond Fund	3,073,376	2,709,808	1,452,766	1,538,983
U.S. Government Securities Fund	86,322	86,247	38,493	46,767
Value Fund	298,691	116,464	—	—
Value Opportunities Fund	185,668	220,530	—	—

6.	Capital Share Transactions:

The following information is for the years ended October 31, 2007 and October 31, 2006:

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Advisers Fund:
Class A	Shares	6,316	5,913	1,427	1,293	(15,308)	(20,561)	—	—	(7,565)	(13,355)
	Amount	$111,532	$94,790	$24,851	$20,524	$(269,518)	$(328,675)	$—	$—	$(133,135)	$(213,361)
Class B	Shares	505	706	255	244	(7,864)	(9,117)	—	—	(7,104)	(8,167)
	Amount	$8,837	$11,190	$4,349	$3,830	$(137,250)	$(144,469)	$—	$—	$(124,064)	$(129,449)
Class C	Shares	462	595	185	153	(2,603)	(4,156)	—	—	(1,956)	(3,408)
	Amount	$8,160	$9,531	$3,198	$2,436	$(45,767)	$(66,459)	$—	$—	$(34,409)	$(54,492)
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	3	—	—	—	—	—	—	—	3	—
	Amount	$52	$—	$—	$—	$—	$—	$—	$—	$52	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	54	102	29	24	(65)	(68)	—	—	18	58
	Amount	$965	$1,645	$517	$381	$(1,165)	$(1,097)	$—	$—	$317	$929
Balanced Allocation Fund:
Class A	Shares	14,252	19,071	2,038	584	(7,600)	(5,910)	—	—	8,690	13,745
	Amount	$175,249	$220,432	$24,479	$6,675	$(93,540)	$(68,331)	$—	$—	$106,188	$158,776
Class B	Shares	2,401	3,455	404	95	(1,536)	(1,092)	—	—	1,269	2,458
	Amount	$29,397	$39,827	$4,818	$1,083	$(18,872)	$(12,605)	$—	$—	$15,343	$28,305

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Balanced Allocation Fund — (continued)
Class C	Shares	5,561	6,694	568	123	(3,170)	(1,987)	—	—	2,959	4,830
	Amount	$68,155	$77,177	$6,776	$1,397	$(39,000)	$(22,926)	$—	$—	$35,931	$55,648
Class I	Shares	110	30	3	—	(71)	(1)	—	—	42	29
	Amount	$1,347	$354	$35	$—	$(883)	$(6)	$—	$—	$499	$348
Class R3	Shares	9	—	—	—	—	—	—	—	9	—
	Amount	$113	$—	$1	$—	$(4)	$—	$—	$—	$110	$—
Class R4	Shares	209	—	1	—	(5)	—	—	—	205	—
	Amount	$2,645	$—	$8	$—	$(58)	$—	$—	$—	$2,595	$—
Class R5	Shares	55	—	—	—	—	—	—	—	55	—
	Amount	$687	$—	$4	$—	$—	$—	$—	$—	$691	$—
Balanced Income Fund:
Class A	Shares	2,672	1,099	71	6	(172)	—	—	—	2,571	1,105
	Amount	$28,774	$11,040	$766	$56	$(1,851)	$(2)	$—	$—	$27,689	$11,094
Class B	Shares	184	29	3	—	(8)	—	—	—	179	29
	Amount	$1,985	$293	$28	$1	$(91)	$(1)	$—	$—	$1,922	$293
Class C	Shares	367	40	4	—	(22)	(1)	—	—	349	39
	Amount	$3,957	$396	$41	$1	$(237)	$(10)	$—	$—	$3,761	$387
Class R3	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class R4	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class R5	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y	Shares	—	10	—	—	—	—	—	—	—	10
	Amount	$—	$100	$4	$1	$—	$—	$—	$—	$4	$101
Capital Appreciation Fund:
Class A	Shares	87,303	84,017	17,873	14,870	(42,965)	(30,418)	—	—	62,211	68,469
	Amount	$3,502,107	$3,124,042	$659,971	$506,913	$(1,730,535)	$(1,131,379)	$—	$—	$2,431,543	$2,499,576
Class B	Shares	6,777	8,674	4,371	4,950	(9,556)	(10,212)	—	—	1,592	3,412
	Amount	$243,926	$296,102	$146,176	$155,430	$(348,719)	$(346,891)	$—	$—	$41,383	$104,641
Class C	Shares	29,666	29,995	6,331	5,348	(12,054)	(7,758)	—	—	23,943	27,585
	Amount	$1,078,361	$1,028,852	$212,674	$168,448	$(440,984)	$(265,307)	$—	$—	$850,051	$931,993
Class I	Shares	3,462	131	17	—	(198)	—	—	—	3,281	131
	Amount	$140,237	$5,082	$626	$—	$(8,135)	$—	$—	$—	$132,728	$5,082
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$34	$—	$—	$—	$—	$—	$—	$—	$34	$—
Class R4	Shares	326	—	—	—	(8)	—	—	—	318	—
	Amount	$15,387	$—	$—	$—	$(390)	$—	$—	$—	$14,997	$—
Class R5	Shares	24	—	—	—	—	—	—	—	24	—
	Amount	$1,141	$—	$—	$—	$(2)	$—	$—	$—	$1,139	$—
Class Y	Shares	11,305	3,241	1,019	605	(1,104)	(400)	—	—	11,220	3,446
	Amount	$487,276	$127,775	$40,269	$21,836	$(48,276)	$(15,793)	$—	$—	$479,269	$133,818
Capital Appreciation II Fund:
Class A	Shares	35,707	15,712	400	68	(6,023)	(2,554)	—	—	30,084	13,226
	Amount	$527,123	$195,318	$5,193	$756	$(88,458)	$(31,236)	$—	$—	$443,858	$164,838
Class B	Shares	4,444	1,831	52	8	(430)	(168)	—	—	4,066	1,671
	Amount	$64,283	$22,555	$666	$89	$(6,279)	$(2,061)	$—	$—	$58,670	$20,583
Class C	Shares	18,529	6,194	166	23	(1,252)	(468)	—	—	17,443	5,749
	Amount	$269,523	$76,372	$2,128	$261	$(18,308)	$(5,716)	$—	$—	$253,343	$70,917
Class I	Shares	6,315	252	6	—	(1,643)	—	—	—	4,678	252
	Amount	$92,756	$3,204	$77	$—	$(23,510)	$(1)	$—	$—	$69,323	$3,203
Class R3	Shares	40	—	—	—	(13)	—	—	—	27	—
	Amount	$572	$—	$—	$—	$(186)	$—	$—	$—	$386	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$11	$—	$—	$—	$—	$—	$—	$—	$11	$—
Class R5	Shares	8	—	—	—	—	—	—	—	8	—
	Amount	$122	$—	$—	$—	$(1)	$—	$—	$—	$121	$—

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Capital Appreciation II Fund: — (continued)
Class Y	Shares	—	—	—	—	—	(21)	—	—	—	(21)
	Amount	$—	$—	$3	$5	$—	$(259)	$—	$—	$3	$(254)
Checks and Balances Fund:
Class A	Shares	16,805	—	34	—	(413)	—	—	—	16,426	—
	Amount	$170,540	$—	$352	$—	$(4,185)	$—	$—	$—	$166,707	$—
Class B	Shares	1,922	—	3	—	(42)	—	—	—	1,883	—
	Amount	$19,482	$—	$28	$—	$(421)	$—	$—	$—	$19,089	$—
Class C	Shares	5,322	—	7	—	(76)	—	—	—	5,253	—
	Amount	$54,033	$—	$71	$—	$(776)	$—	$—	$—	$53,328	$—
Conservative Allocation Fund:
Class A	Shares	3,702	4,226	503	244	(2,134)	(2,764)	—	—	2,071	1,706
	Amount	$41,554	$45,809	$5,558	$2,610	$(23,979)	$(29,932)	$—	$—	$23,133	$18,487
Class B	Shares	622	781	97	44	(352)	(338)	—	—	367	487
	Amount	$6,959	$8,456	$1,066	$476	$(3,940)	$(3,670)	$—	$—	$4,085	$5,262
Class C	Shares	3,123	2,288	155	78	(2,519)	(1,727)	—	—	759	639
	Amount	$34,833	$24,716	$1,712	$832	$(28,100)	$(18,742)	$—	$—	$8,445	$6,806
Class I	Shares	349	1	5	—	(226)	—	—	—	128	1
	Amount	$3,864	$10	$50	$—	$(2,542)	$—	$—	$—	$1,372	$10
Class R3	Shares	2	—	—	—	—	—	—	—	2	—
	Amount	$20	$—	$—	$—	$(1)	$—	$—	$—	$19	$—
Class R4	Shares	39	—	—	—	(2)	—	—	—	37	—
	Amount	$436	$—	$2	$—	$(19)	$—	$—	$—	$419	$—
Class R5	Shares	60	—	—	—	—	—	—	—	60	—
	Amount	$684	$—	$2	$—	$(2)	$—	$—	$—	$684	$—
Disciplined Equity Fund:
Class A	Shares	779	935	99	24	(3,352)	(4,408)	—	—	(2,474)	(3,449)
	Amount	$10,991	$11,655	$1,346	$299	$(47,069)	$(54,869)	$—	$—	$(34,732)	$(42,915)
Class B	Shares	115	149	3	—	(848)	(841)	—	—	(730)	(692)
	Amount	$1,544	$1,770	$38	$—	$(11,417)	$(9,997)	$—	$—	$(9,835)	$(8,227)
Class C	Shares	63	70	1	—	(520)	(737)	—	—	(456)	(667)
	Amount	$837	$842	$17	$—	$(6,922)	$(8,780)	$—	$—	$(6,068)	$(7,938)
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	1,306	5,783	47	45	(6,642)	(70)	—	—	(5,289)	5,758
	Amount	$19,108	$73,790	$659	$573	$(91,136)	$(884)	$—	$—	$(71,369)	$73,479
Dividend and Growth Fund:
Class A	Shares	24,817	21,843	9,647	5,992	(16,770)	(16,022)	—	—	17,694	11,813
	Amount	$541,443	$433,830	$198,393	$113,149	$(367,180)	$(316,783)	$—	$—	$372,656	$230,196
Class B	Shares	2,462	2,428	1,193	816	(3,550)	(4,214)	—	—	105	(970)
	Amount	$52,687	$47,610	$23,931	$15,076	$(76,451)	$(82,135)	$—	$—	$167	$(19,449)
Class C	Shares	2,480	2,192	1,041	679	(2,440)	(2,804)	—	—	1,081	67
	Amount	$53,014	$43,037	$20,886	$12,532	$(52,425)	$(54,455)	$—	$—	$21,475	$1,114
Class I	Shares	95	—	1	—	(14)	—	—	—	82	—
	Amount	$2,092	$10	$13	$—	$(303)	$—	$—	$—	$1,802	$10
Class R3	Shares	8	—	—	—	—	—	—	—	8	—
	Amount	$170	$—	$—	$—	$(2)	$—	$—	$—	$168	$—
Class R4	Shares	87	—	—	—	(2)	—	—	—	85	—
	Amount	$2,033	$—	$1	$—	$(43)	$—	$—	$—	$1,991	$—
Class R5	Shares	8	—	—	—	—	—	—	—	8	—
	Amount	$193	$—	$—	$—	$—	$—	$—	$—	$193	$—
Class Y	Shares	5,596	1,165	459	327	(1,299)	(1,299)	—	—	4,756	193
	Amount	$128,524	$23,005	$9,602	$6,264	$(27,649)	$(25,711)	$—	$—	$110,477	$3,558

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Equity Growth Allocation Fund:
Class A	Shares	3,853	4,899	342	42	(1,839)	(1,216)	—	—	2,356	3,725
	Amount	$53,844	$61,480	$4,488	$510	$(26,095)	$(15,270)	$—	$—	$32,237	$46,720
Class B	Shares	811	1,044	83	3	(336)	(278)	—	—	558	769
	Amount	$11,300	$13,071	$1,077	$36	$(4,711)	$(3,471)	$—	$—	$7,666	$9,636
Class C	Shares	1,437	2,047	116	5	(708)	(965)	—	—	845	1,087
	Amount	$19,934	$25,510	$1,505	$55	$(9,897)	$(11,848)	$—	$—	$11,542	$13,717
Class I	Shares	3	1	—	—	—	—	—	—	3	1
	Amount	$48	$10	$—	$—	$(5)	$—	$—	$—	$43	$10
Class R3	Shares	85	—	—	—	(24)	—	—	—	61	—
	Amount	$1,251	$—	$—	$—	$(341)	$—	$—	$—	$910	$—
Class R4	Shares	31	—	—	—	(2)	—	—	—	29	—
	Amount	$446	$—	$—	$—	$(28)	$—	$—	$—	$418	$—
Class R5	Shares	5	—	—	—	—	—	—	—	5	—
	Amount	$70	$—	$—	$—	$—	$—	$—	$—	$70	$—
Equity Income Fund:
Class A	Shares	14,930	10,053	2,316	810	(4,996)	(4,434)	—	—	12,250	6,429
	Amount	$215,310	$131,486	$32,077	$10,337	$(72,479)	$(57,353)	$—	$—	$174,908	$84,470
Class B	Shares	844	719	150	45	(618)	(489)	—	—	376	275
	Amount	$12,066	$9,425	$2,058	$564	$(8,972)	$(6,321)	$—	$—	$5,152	$3,668
Class C	Shares	980	798	208	66	(787)	(886)	—	—	401	(22)
	Amount	$14,015	$10,592	$2,853	$830	$(11,349)	$(11,291)	$—	$—	$5,519	$131
Class I	Shares	54	8	1	—	(3)	—	—	—	52	8
	Amount	$770	$106	$17	$—	$(37)	$—	$—	$—	$750	$106
Class R3	Shares	6	—	—	—	—	—	—	—	6	—
	Amount	$93	$—	$—	$—	$—	$—	$—	$—	$93	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	8,385	823	336	5	(705)	(354)	—	—	8,016	474
	Amount	$115,771	$10,950	$4,751	$60	$(10,403)	$(4,966)	$—	$—	$110,119	$6,044
Floating Rate Fund:
Class A	Shares	218,998	176,071	8,343	3,137	(171,714)	(47,642)	—	—	55,627	131,566
	Amount	$2,209,638	$1,783,858	$83,299	$31,686	$(1,708,318)	$(482,556)	$—	$—	$584,619	$1,332,988
Class B	Shares	4,398	3,969	199	64	(1,474)	(420)	—	—	3,123	3,613
	Amount	$44,237	$40,179	$1,986	$648	$(14,582)	$(4,254)	$—	$—	$31,641	$36,573
Class C	Shares	150,707	77,439	5,721	1,490	(47,155)	(6,104)	—	—	109,273	72,825
	Amount	$1,519,091	$783,956	$56,915	$15,041	$(465,577)	$(61,784)	$—	$—	$1,110,429	$737,213
Class I	Shares	85,893	6,294	1,832	18	(52,278)	(200)	—	—	35,447	6,112
	Amount	$867,496	$63,716	$18,271	$184	$(519,197)	$(2,026)	$—	$—	$366,570	$61,874
Class R3	Shares	29	—	—	—	—	—	—	—	29	—
	Amount	$286	$—	$4	$—	$—	$—	$—	$—	$290	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$1	$—	$—	$—	$—	$—	$11	$—
Class R5	Shares	26	—	1	—	(6)	—	—	—	21	—
	Amount	$264	$—	$6	$—	$(59)	$—	$—	$—	$211	$—
Class Y	Shares	6,189	3,878	492	274	(1,007)	(114)	—	—	5,674	4,038
	Amount	$61,841	$39,234	$4,904	$2,763	$(10,186)	$(1,148)	$—	$—	$56,559	$40,849
Fundamental Growth Fund:
Class A	Shares	185	275	—	27	(979)	(1,534)	—	—	(794)	(1,232)
	Amount	$2,384	$2,936	$—	$291	$(11,850)	$(16,258)	$—	$—	$(9,466)	$(13,031)
Class B	Shares	31	58	—	—	(347)	(348)	—	—	(316)	(290)
	Amount	$366	$602	$—	$—	$(4,095)	$(3,590)	$—	$—	$(3,729)	$(2,988)
Class C	Shares	162	62	—	—	(365)	(521)	—	—	(203)	(459)
	Amount	$1,986	$640	$—	$—	$(4,292)	$(5,389)	$—	$—	$(2,306)	$(4,749)
Class Y	Shares	9	9	—	—	(25)	(11)	—	—	(16)	(2)
	Amount	$118	$98	$—	$5	$(309)	$(124)	$—	$—	$(191)	$(21)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Global Communications Fund:
Class A	Shares	2,012	1,932	33	33	(1,441)	(2,088)	—	—	604	(123)
	Amount	$18,659	$14,513	$281	$244	$(13,339)	$(14,704)	$—	$—	$5,601	$53
Class B	Shares	176	234	7	4	(130)	(117)	—	—	53	121
	Amount	$1,566	$1,718	$55	$27	$(1,165)	$(838)	$—	$—	$456	$907
Class C	Shares	535	429	6	3	(183)	(150)	—	—	358	282
	Amount	$4,912	$3,120	$53	$19	$(1,651)	$(1,076)	$—	$—	$3,314	$2,063
Class Y	Shares	76	61	3	2	(110)	(30)	—	—	(31)	33
	Amount	$711	$460	$23	$12	$(1,051)	$(235)	$—	$—	$(317)	$237
Global Financial Services Fund:
Class A	Shares	890	469	101	11	(791)	(158)	—	—	200	322
	Amount	$12,151	$6,307	$1,348	$134	$(11,136)	$(2,058)	$—	$—	$2,363	$4,383
Class B	Shares	32	58	18	1	(55)	(56)	—	—	(5)	3
	Amount	$445	$737	$232	$12	$(746)	$(722)	$—	$—	$(69)	$27
Class C	Shares	135	103	19	1	(77)	(50)	—	—	77	54
	Amount	$1,789	$1,335	$254	$8	$(1,036)	$(632)	$—	$—	$1,007	$711
Class Y	Shares	57	9	5	1	(23)	(10)	—	—	39	—
	Amount	$792	$128	$67	$10	$(325)	$(127)	$—	$—	$534	$11
Global Growth Fund:
Class A	Shares	1,845	1,677	1,100	291	(4,813)	(5,356)	—	—	(1,868)	(3,388)
	Amount	$38,457	$31,222	$20,507	$4,961	$(98,382)	$(98,431)	$—	$—	$(39,418)	$(62,248)
Class B	Shares	168	292	223	57	(1,104)	(1,203)	—	—	(713)	(854)
	Amount	$3,238	$5,140	$3,904	$916	$(21,185)	$(21,020)	$—	$—	$(14,043)	$(14,964)
Class C	Shares	189	194	190	50	(752)	(1,108)	—	—	(373)	(864)
	Amount	$3,679	$3,416	$3,337	$807	$(14,385)	$(19,418)	$—	$—	$(7,369)	$(15,195)
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	1,350	3,682	457	81	(2,728)	(164)	—	—	(921)	3,599
	Amount	$27,583	$70,888	$8,887	$1,465	$(62,533)	$(3,181)	$—	$—	$(26,063)	$69,172
Global Health Fund:
Class A	Shares	10,768	10,199	732	762	(5,226)	(2,925)	—	—	6,274	8,036
	Amount	$194,696	$172,479	$12,317	$12,090	$(94,560)	$(49,348)	$—	$—	$112,453	$135,221
Class B	Shares	598	675	189	276	(857)	(694)	—	—	(70)	257
	Amount	$10,244	$10,885	$3,013	$4,176	$(14,588)	$(11,132)	$—	$—	$(1,331)	$3,929
Class C	Shares	2,773	1,731	214	274	(1,031)	(807)	—	—	1,956	1,198
	Amount	$47,545	$27,974	$3,401	$4,150	$(17,574)	$(12,939)	$—	$—	$33,372	$19,185
Class I	Shares	1,129	44	2	—	(383)	—	—	—	748	44
	Amount	$20,456	$784	$27	$—	$(6,861)	$—	$—	$—	$13,622	$784
Class R3	Shares	6	—	—	—	—	—	—	—	6	—
	Amount	$111	$—	$—	$—	$—	$—	$—	$—	$111	$—
Class R4	Shares	25	—	—	—	—	—	—	—	25	—
	Amount	$489	$—	$—	$—	$(8)	$—	$—	$—	$481	$—
Class R5	Shares	22	—	—	—	—	—	—	—	22	—
	Amount	$439	$—	$—	$—	$—	$—	$—	$—	$439	$—
Class Y	Shares	30	114	405	597	(20)	(281)	—	—	415	430
	Amount	$569	$1,981	$7,106	$9,803	$(371)	$(4,950)	$—	$—	$7,304	$6,834
Global Technology Fund:
Class A	Shares	2,277	2,377	—	—	(1,706)	(2,043)	—	—	571	334
	Amount	$14,990	$13,278	$—	$—	$(10,548)	$(11,154)	$—	$—	$4,442	$2,124
Class B	Shares	255	252	—	—	(486)	(501)	—	—	(231)	(249)
	Amount	$1,555	$1,345	$—	$—	$(2,890)	$(2,596)	$—	$—	$(1,335)	$(1,251)
Class C	Shares	568	434	—	—	(437)	(545)	—	—	131	(111)
	Amount	$3,457	$2,312	$—	$—	$(2,577)	$(2,821)	$—	$—	$880	$(509)
Class R3	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Global Technology Fund: — (continued)
Class R4	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class R5	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y	Shares	221	73	—	—	(52)	(62)	—	—	169	11
	Amount	$1,436	$406	$—	$—	$(326)	$(350)	$—	$—	$1,110	$56
Growth Allocation Fund:
Class A	Shares	9,767	14,253	1,184	218	(5,479)	(3,471)	—	—	5,472	11,000
	Amount	$128,577	$172,307	$14,829	$2,574	$(72,798)	$(41,894)	$—	$—	$70,608	$132,987
Class B	Shares	2,233	3,507	297	33	(1,149)	(838)	—	—	1,381	2,702
	Amount	$29,169	$42,151	$3,694	$391	$(15,130)	$(10,106)	$—	$—	$17,733	$32,436
Class C	Shares	4,655	7,158	452	46	(2,909)	(1,736)	—	—	2,198	5,468
	Amount	$60,997	$86,258	$5,620	$534	$(37,965)	$(20,878)	$—	$—	$28,652	$65,914
Class I	Shares	56	1	—	—	(2)	—	—	—	54	1
	Amount	$719	$10	$5	$—	$(22)	$—	$—	$—	$702	$10
Class R3	Shares	4	—	—	—	—	—	—	—	4	—
	Amount	$52	$—	$—	$—	$(2)	$—	$—	$—	$50	$—
Class R4	Shares	22	—	—	—	—	—	—	—	22	—
	Amount	$308	$—	$—	$—	$—	$—	$—	$—	$308	$—
Class R5	Shares	54	—	—	—	—	—	—	—	54	—
	Amount	$757	$—	$—	$—	$—	$—	$—	$—	$757	$—
Growth Fund:
Class A	Shares	7,305	14,712	2,346	—	(18,446)	(13,049)	—	—	(8,795)	1,663
	Amount	$133,123	$266,545	$40,196	$—	$(338,568)	$(236,091)	$—	$—	$(165,249)	$30,454
Class B	Shares	171	378	216	—	(848)	(674)	—	—	(461)	(296)
	Amount	$2,712	$6,108	$3,228	$—	$(13,490)	$(10,763)	$—	$—	$(7,550)	$(4,655)
Class C	Shares	900	1,376	377	—	(1,899)	(1,485)	—	—	(622)	(109)
	Amount	$14,420	$22,210	$5,646	$—	$(30,311)	$(23,799)	$—	$—	$(10,245)	$(1,589)
Class H	Shares	13	58	79	—	(91)	(409)	(929)	—	(928)	(351)
	Amount	$206	$941	$1,195	$—	$(1,416)	$(6,608)	$(30,962)	$—	$(30,977)	$(5,667)
Class I	Shares	1,763	106	69	—	(269)	—	—	—	1,563	106
	Amount	$32,846	$1,972	$1,183	$—	$(5,102)	$—	$—	$—	$28,927	$1,972
Class L	Shares	334	597	1,038	—	(2,977)	(2,787)	1,875	—	270	(2,190)
	Amount	$6,186	$10,999	$18,026	$—	$(55,354)	$(51,150)	$65,128	$—	$33,986	$(40,151)
Class M	Shares	19	75	83	—	(87)	(337)	(987)	—	(972)	(262)
	Amount	$303	$1,232	$1,257	$—	$(1,381)	$(5,459)	$(26,545)	$—	$(26,366)	$(4,227)
Class N	Shares	3	12	20	—	(15)	(61)	(241)	—	(233)	(49)
	Amount	$50	$198	$299	$—	$(231)	$(997)	$(7,621)	$—	$(7,503)	$(799)
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$14	$—	$—	$—	$—	$—	$—	$—	$14	$—
Class R4	Shares	13	—	—	—	—	—	—	—	13	—
	Amount	$262	$—	$—	$—	$—	$—	$—	$—	$262	$—
Class R5	Shares	3	—	—	—	—	—	—	—	3	—
	Amount	$56	$—	$—	$—	$—	$—	$—	$—	$56	$—
Class Y	Shares	600	5,741	430	—	(3,230)	(1,830)	—	—	(2,200)	3,911
	Amount	$11,539	$108,099	$7,557	$—	$(59,737)	$(33,915)	$—	$—	$(40,641)	$74,184
Growth Opportunities Fund:
Class A	Shares	15,381	8,579	578	268	(4,396)	(2,516)	—	—	11,563	6,331
	Amount	$516,607	$245,120	$15,959	$7,160	$(143,491)	$(71,765)	$—	$—	$389,075	$180,515
Class B	Shares	556	628	115	69	(255)	(182)	—	—	416	515
	Amount	$15,785	$15,570	$2,687	$1,609	$(6,754)	$(4,473)	$—	$—	$11,718	$12,706
Class C	Shares	4,662	1,341	147	66	(449)	(301)	—	—	4,360	1,106
	Amount	$135,776	$33,215	$3,440	$1,526	$(11,927)	$(7,419)	$—	$—	$127,289	$27,322
Class H	Shares	20	79	116	130	(111)	(415)	(1,339)	—	(1,314)	(206)
	Amount	$491	$1,979	$2,764	$3,053	$(2,756)	$(10,317)	$(56,180)	$—	$(55,681)	$(5,285)
Class I	Shares	1,087	3	—	—	(31)	—	—	—	1,056	3
	Amount	$38,286	$73	$6	$—	$(1,089)	$—	$—	$—	$37,203	$73

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Growth Opportunities Fund: — (continued)
Class L	Shares	420	585	1,407	1,435	(2,762)	(2,588)	2,047	—	1,112	(568)
	Amount	$13,195	$16,889	$39,412	$38,851	$(87,707)	$(74,520)	$96,854	$—	$61,754	$(18,780)
Class M	Shares	17	59	73	78	(59)	(215)	(858)	—	(827)	(78)
	Amount	$403	$1,465	$1,744	$1,817	$(1,455)	$(5,353)	$(32,158)	$—	$(31,466)	$(2,071)
Class N	Shares	5	12	18	19	(12)	(38)	(219)	—	(208)	(7)
	Amount	$112	$303	$434	$435	$(278)	$(946)	$(8,516)	$—	$(8,248)	$(208)
Class R3	Shares	8	—	—	—	—	—	—	—	8	—
	Amount	$284	$—	$—	$—	$—	$—	$—	$—	$284	$—
Class R4	Shares	87	—	—	—	—	—	—	—	87	—
	Amount	$3,230	$—	$—	$—	$—	$—	$—	$—	$3,230	$—
Class R5	Shares	3	—	—	—	(1)	—	—	—	2	—
	Amount	$90	$—	$—	$—	$(23)	$—	$—	$—	$67	$—
Class Y	Shares	1,097	1,470	134	68	(1,420)	(87)	1,238	—	1,049	1,451
	Amount	$35,903	$43,059	$3,797	$1,841	$(43,801)	$(2,512)	$44,879	$—	$40,778	$42,388
Class Z	Shares	5	20	79	80	(41)	(113)	(1,190)	—	(1,147)	(13)
	Amount	$139	$614	$2,327	$2,251	$(1,256)	$(3,413)	$(44,879)	$—	$(43,669)	$(548)
High Yield Fund:
Class A	Shares	6,317	8,977	1,394	1,417	(10,077)	(10,688)	—	—	(2,366)	(294)
	Amount	$50,836	$70,114	$11,191	$11,061	$(80,889)	$(83,544)	$—	$—	$(18,862)	$(2,369)
Class B	Shares	586	431	205	235	(1,493)	(2,047)	—	—	(702)	(1,381)
	Amount	$4,737	$3,366	$1,641	$1,833	$(11,969)	$(15,998)	$—	$—	$(5,591)	$(10,799)
Class C	Shares	963	656	194	222	(1,773)	(2,402)	—	—	(616)	(1,524)
	Amount	$7,721	$5,119	$1,556	$1,733	$(14,255)	$(18,759)	$—	$—	$(4,978)	$(11,907)
Class I	Shares	19	—	—	—	—	—	—	—	19	—
	Amount	$150	$—	$1	$—	$—	$—	$—	$—	$151	$—
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$1	$—	$—	$—	$—	$—	$11	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$1	$—	$—	$—	$—	$—	$11	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$1	$—	$—	$—	$—	$—	$11	$—
Class Y	Shares	227	660	38	230	(2,724)	(1,164)	—	—	(2,459)	(274)
	Amount	$1,843	$5,159	$306	$1,794	$(21,753)	$(9,111)	$—	$—	$(19,604)	$(2,158)
High Yield Municipal Bond Fund:
Class A	Shares	5,215	—	38	—	(363)	—	—	—	4,890	—
	Amount	$50,395	$—	$360	$—	$(3,468)	$—	$—	$—	$47,287	$—
Class B	Shares	149	—	1	—	(9)	—	—	—	141	—
	Amount	$1,445	$—	$10	$—	$(80)	$—	$—	$—	$1,375	$—
Class C	Shares	1,221	—	5	—	(39)	—	—	—	1,187	—
	Amount	$11,736	$—	$48	$—	$(381)	$—	$—	$—	$11,403	$—
Class I	Shares	802	—	4	—	(79)	—	—	—	727	—
	Amount	$7,656	$—	$42	$—	$(744)	$—	$—	$—	$6,954	$—
Income Allocation Fund:
Class A	Shares	1,971	1,804	130	93	(1,187)	(1,297)	—	—	914	600
	Amount	$19,522	$17,725	$1,280	$912	$(11,711)	$(12,731)	$—	$—	$9,091	$5,906
Class B	Shares	140	240	17	15	(132)	(180)	—	—	25	75
	Amount	$1,388	$2,363	$164	$141	$(1,305)	$(1,774)	$—	$—	$247	$730
Class C	Shares	461	465	25	28	(418)	(459)	—	—	68	34
	Amount	$4,555	$4,577	$243	$270	$(4,129)	$(4,516)	$—	$—	$669	$331
Class I	Shares	114	1	2	—	(3)	—	—	—	113	1
	Amount	$1,120	$10	$22	$—	$(28)	$—	$—	$—	$1,114	$10
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	10	—	—	—	—	—	—	—	10	—
	Amount	$94	$—	$1	$—	$—	$—	$—	$—	$95	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Income Fund:
Class A	Shares	7,126	1,931	267	140	(1,318)	(1,299)	—	—	6,075	772
	Amount	$73,438	$19,739	$2,725	$1,426	$(13,491)	$(13,210)	$—	$—	$62,672	$7,955
Class B	Shares	461	303	32	19	(221)	(206)	—	—	272	116
	Amount	$4,737	$3,092	$323	$193	$(2,257)	$(2,105)	$—	$—	$2,803	$1,180
Class C	Shares	1,025	459	34	16	(438)	(193)	—	—	621	282
	Amount	$10,549	$4,707	$352	$158	$(4,492)	$(1,982)	$—	$—	$6,409	$2,883
Class Y	Shares	14,767	4,159	829	158	(393)	(43)	—	—	15,203	4,274
	Amount	$151,487	$42,424	$8,464	$1,607	$(4,049)	$(437)	$—	$—	$155,902	$43,594
Inflation Plus Fund:
Class A	Shares	2,991	6,599	522	1,182	(13,253)	(19,610)	—	—	(9,740)	(11,829)
	Amount	$31,148	$69,233	$5,450	$12,325	$(137,831)	$(205,003)	$—	$—	$(101,233)	$(123,445)
Class B	Shares	178	671	167	292	(2,739)	(3,298)	—	—	(2,394)	(2,335)
	Amount	$1,866	$7,065	$1,735	$3,041	$(28,480)	$(34,349)	$—	$—	$(24,879)	$(24,243)
Class C	Shares	1,160	3,716	358	840	(10,227)	(15,919)	—	—	(8,709)	(11,363)
	Amount	$12,070	$39,087	$3,723	$8,763	$(106,192)	$(166,129)	$—	$—	$(90,399)	$(118,279)
Class I	Shares	989	2	4	—	(667)	—	—	—	326	2
	Amount	$10,299	$18	$46	$—	$(6,969)	$—	$—	$—	$3,376	$18
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	6,291	4,633	411	544	(4,815)	(687)	—	—	1,887	4,490
	Amount	$66,154	$48,407	$4,301	$5,664	$(50,148)	$(7,186)	$—	$—	$20,307	$46,885
International Growth Fund:
Class A	Shares	10,801	6,648	1,390	149	(3,690)	(3,344)	—	—	8,501	3,453
	Amount	$165,526	$93,188	$19,326	$1,845	$(57,196)	$(45,644)	$—	$—	$127,656	$49,389
Class B	Shares	803	764	221	21	(478)	(374)	—	—	546	411
	Amount	$11,789	$10,391	$2,963	$246	$(7,160)	$(4,998)	$—	$—	$7,592	$5,639
Class C	Shares	1,020	1,086	279	26	(659)	(611)	—	—	640	501
	Amount	$15,136	$14,849	$3,729	$307	$(9,831)	$(8,171)	$—	$—	$9,034	$6,985
Class I	Shares	194	1	—	—	(7)	—	—	—	187	1
	Amount	$3,137	$10	$2	$—	$(116)	$—	$—	$—	$3,023	$10
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$12	$—	$—	$—	$—	$—	$—	$—	$12	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	3,602	987	243	117	(4,565)	(2,492)	—	—	(720)	(1,388)
	Amount	$63,866	$13,640	$3,442	$1,490	$(67,208)	$(35,103)	$—	$—	$100	$(19,973)
International Opportunities Fund:
Class A	Shares	3,166	4,125	296	27	(2,252)	(2,091)	—	—	1,210	2,061
	Amount	$56,961	$61,337	$4,823	$371	$(40,780)	$(31,257)	$—	$—	$21,004	$30,451
Class B	Shares	369	517	53	—	(500)	(532)	—	—	(78)	(15)
	Amount	$6,202	$7,280	$803	$—	$(8,448)	$(7,467)	$—	$—	$(1,443)	$(187)
Class C	Shares	427	322	37	—	(307)	(315)	—	—	157	7
	Amount	$7,230	$4,529	$563	$—	$(5,077)	$(4,380)	$—	$—	$2,716	$149
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$22	$—	$—	$—	$—	$—	$—	$—	$22	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	3,199	2,439	172	9	(347)	(223)	—	—	3,024	2,225
	Amount	$53,504	$35,931	$2,916	$131	$(6,258)	$(3,434)	$—	$—	$50,162	$32,628

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

International Small Company Fund:
Class A	Shares	5,567	2,850	613	331	(1,981)	(1,304)	—	—	4,199	1,877
	Amount	$89,909	$42,844	$8,847	$4,265	$(32,036)	$(19,359)	$—	$—	$66,720	$27,750
Class B	Shares	437	425	109	57	(179)	(160)	—	—	367	322
	Amount	$6,793	$6,207	$1,512	$717	$(2,811)	$(2,317)	$—	$—	$5,494	$4,607
Class C	Shares	1,032	492	162	119	(458)	(338)	—	—	736	273
	Amount	$16,059	$7,108	$2,221	$1,465	$(7,108)	$(4,665)	$—	$—	$11,172	$3,908
Class I	Shares	10	—	—	—	—	—	—	—	10	—
	Amount	$161	$—	$—	$—	$—	$—	$—	$—	$161	$—
Class Y	Shares	2,568	2,826	851	648	(1,464)	(2,746)	—	—	1,955	728
	Amount	$39,453	$41,469	$12,445	$8,435	$(22,682)	$(42,341)	$—	$—	$29,216	$7,563
LargeCap Growth Fund:
Class A	Shares	1,039	—	1	—	(14)	—	—	—	1,026	—
	Amount	$10,441	$—	$12	$—	$(148)	$—	$—	$—	$10,305	$—
Class B	Shares	33	—	—	—	—	—	—	—	33	—
	Amount	$334	$—	$—	$—	$(3)	$—	$—	$—	$331	$—
Class C	Shares	55	—	—	—	(5)	—	—	—	50	—
	Amount	$561	$—	$—	$—	$(58)	$—	$—	$—	$503	$—
Class Y	Shares	10	—	—	—	—	—	—	—	10	—
	Amount	$100	$—	$—	$—	$—	$—	$—	$—	$100	$—
MidCap Fund:
Class A	Shares	8,999	7,134	13,077	11,935	(12,662)	(10,197)	—	—	9,414	8,872
	Amount	$220,455	$176,389	$283,246	$271,649	$(309,142)	$(251,372)	$—	$—	$194,559	$196,666
Class B	Shares	179	203	3,711	3,680	(4,364)	(3,372)	—	—	(474)	511
	Amount	$3,829	$4,539	$72,995	$77,839	$(96,871)	$(76,825)	$—	$—	$(20,047)	$5,553
Class C	Shares	227	265	3,958	3,850	(3,794)	(2,944)	—	—	391	1,171
	Amount	$4,749	$5,831	$78,338	$81,756	$(83,792)	$(67,347)	$—	$—	$(705)	$20,240
Class Y	Shares	820	2,186	1,186	945	(4,212)	(1,310)	—	—	(2,206)	1,821
	Amount	$21,314	$58,033	$27,346	$22,565	$(111,736)	$(34,176)	$—	$—	$(63,076)	$46,422
MidCap Growth Fund:
Class A	Shares	342	972	11	—	(63)	—	—	—	290	972
	Amount	$4,100	$9,727	$119	$—	$(800)	$—	$—	$—	$3,419	$9,727
Class B	Shares	39	28	—	—	(12)	—	—	—	27	28
	Amount	$460	$281	$3	$—	$(148)	$—	$—	$—	$315	$281
Class C	Shares	99	34	—	—	(14)	—	—	—	85	34
	Amount	$1,169	$341	$4	$—	$(174)	$—	$—	$—	$999	$341
Class Y	Shares	—	10	—	—	—	—	—	—	—	10
	Amount	$—	$100	$1	$—	$—	$—	$—	$—	$1	$100
MidCap Value Fund:
Class A	Shares	319	352	3,037	2,207	(3,261)	(2,750)	—	—	95	(191)
	Amount	$4,580	$4,807	$38,842	$27,216	$(46,879)	$(37,396)	$—	$—	$(3,457)	$(5,373)
Class B	Shares	57	69	668	486	(847)	(682)	—	—	(122)	(127)
	Amount	$770	$892	$8,114	$5,770	$(11,479)	$(8,913)	$—	$—	$(2,595)	$(2,251)
Class C	Shares	45	56	654	490	(708)	(765)	—	—	(9)	(219)
	Amount	$582	$706	$7,941	$5,822	$(9,639)	$(10,026)	$—	$—	$(1,116)	$(3,498)
Class Y	Shares	85	506	155	307	(2,186)	(1,681)	—	—	(1,946)	(868)
	Amount	$1,301	$7,088	$2,054	$3,881	$(30,826)	$(23,678)	$—	$—	$(27,471)	$(12,709)
Money Market Fund:
Class A	Shares	393,471	253,489	10,410	7,018	(296,601)	(235,223)	—	—	107,280	25,284
	Amount	$393,471	$253,489	$10,410	$7,018	$(296,601)	$(235,223)	$—	$—	$107,280	$25,284
Class B	Shares	26,068	20,522	892	825	(25,736)	(24,068)	—	—	1,224	(2,721)
	Amount	$26,068	$20,522	$892	$825	$(25,736)	$(24,068)	$—	$—	$1,224	$(2,721)
Class C	Shares	105,566	23,248	972	506	(63,960)	(25,547)	—	—	42,579	(1,793)
	Amount	$105,567	$23,248	$972	$506	$(63,960)	$(25,547)	$—	$—	$42,579	$(1,793)
Class R3	Shares	10	—	—	—	—	—	—	—	10	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	20,222	—	81	—	(3,064)	—	—	—	17,239	—
	Amount	$20,222	$—	$81	$—	$(3,064)	$—	$—	$—	$17,239	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Money Market Fund: — (continued)
Class R5	Shares	1,339	—	5	—	(115)	—	—	—	1,229	—
	Amount	$1,339	$—	$5	$—	$(115)	$—	$—	$—	$1,229	$—
Class Y	Shares	2,384	5,073	175	680	(13,480)	(8,239)	—	—	(10,921)	(2,486)
	Amount	$2,384	$5,073	$175	$680	$(13,480)	$(8,239)	$—	$—	$(10,921)	$(2,486)
Retirement Income Fund:
Class A	Shares	373	42	5	1	(123)	(4)	—	—	255	39
	Amount	$3,686	$400	$50	$10	$(1,213)	$(40)	$—	$—	$2,523	$370
Class B	Shares	2	18	1	—	—	(1)	—	—	3	17
	Amount	$30	$168	$5	$2	$(2)	$(9)	$—	$—	$33	$161
Class C	Shares	13	17	1	—	(7)	(1)	—	—	7	16
	Amount	$140	$151	$5	$2	$(72)	$(5)	$—	$—	$73	$148
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	2	—	—	—	—	—	—	—	2	—
	Amount	$16	$—	$—	$—	$—	$—	$—	$—	$16	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	—	11	—	—	—	—	—	—	—	11
	Amount	$—	$100	$4	$3	$—	$—	$—	$—	$4	$103
Select MidCap Growth Fund:
Class A	Shares	590	951	89	14	(1,032)	(356)	—	—	(353)	609
	Amount	$7,136	$10,472	$977	$148	$(12,027)	$(3,864)	$—	$—	$(3,914)	$6,756
Class B	Shares	88	176	14	2	(75)	(77)	—	—	27	101
	Amount	$1,049	$1,938	$150	$22	$(878)	$(831)	$—	$—	$321	$1,129
Class C	Shares	118	246	14	2	(96)	(74)	—	—	36	174
	Amount	$1,395	$2,724	$153	$17	$(1,121)	$(766)	$—	$—	$427	$1,975
Class Y	Shares	1	2,650	55	—	(2,588)	(130)	—	—	(2,532)	2,520
	Amount	$2	$29,596	$616	$2	$(29,285)	$(1,447)	$—	$—	$(28,667)	$28,151
Select MidCap Value Fund:
Class A	Shares	1,595	2,104	158	48	(2,392)	(367)	—	—	(639)	1,785
	Amount	$20,561	$24,175	$1,909	$520	$(29,814)	$(4,268)	$—	$—	$(7,344)	$20,427
Class B	Shares	165	203	14	4	(155)	(29)	—	—	24	178
	Amount	$2,109	$2,312	$167	$39	$(1,919)	$(335)	$—	$—	$357	$2,016
Class C	Shares	281	398	25	7	(216)	(69)	—	—	90	336
	Amount	$3,582	$4,556	$293	$70	$(2,669)	$(798)	$—	$—	$1,206	$3,828
Class Y	Shares	4,200	1,564	42	1	(1,446)	—	—	—	2,796	1,565
	Amount	$52,162	$18,010	$503	$15	$(17,751)	$(29)	$—	$—	$34,914	$17,996
Select SmallCap Value Fund:
Class A	Shares	181	1,449	3	—	(12)	—	—	—	172	1,449
	Amount	$2,135	$14,491	$30	$—	$(144)	$—	$—	$—	$2,021	$14,491
Class B	Shares	27	28	—	—	(5)	—	—	—	22	28
	Amount	$310	$283	$1	$—	$(56)	$—	$—	$—	$255	$283
Class C	Shares	44	26	—	—	(6)	—	—	—	38	26
	Amount	$513	$256	$1	$—	$(66)	$—	$—	$—	$448	$256
Class Y	Shares	7,695	140	31	—	(138)	—	—	—	7,588	140
	Amount	$85,148	$1,496	$342	$—	$(1,610)	$—	$—	$—	$83,880	$1,496
Short Duration Fund:
Class A	Shares	2,489	1,123	104	79	(1,770)	(1,466)	—	—	823	(264)
	Amount	$24,579	$11,072	$1,030	$775	$(17,474)	$(14,451)	$—	$—	$8,135	$(2,604)
Class B	Shares	246	164	20	18	(303)	(394)	—	—	(37)	(212)
	Amount	$2,435	$1,617	$200	$180	$(2,997)	$(3,886)	$—	$—	$(362)	$(2,089)
Class C	Shares	2,035	330	43	40	(1,259)	(1,249)	—	—	819	(879)
	Amount	$20,088	$3,262	$425	$392	$(12,408)	$(12,309)	$—	$—	$8,105	$(8,655)
Class Y	Shares	5,807	4,024	688	323	(2,332)	(2,384)	—	—	4,163	1,963
	Amount	$57,368	$39,655	$6,779	$3,180	$(23,005)	$(23,454)	$—	$—	$41,142	$19,381
Small Company Fund:
Class A	Shares	5,299	1,637	808	—	(2,865)	(1,269)	—	—	3,242	368
	Amount	$118,201	$34,295	$16,243	$—	$(63,126)	$(26,637)	$—	$—	$71,318	$7,658

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Small Company Fund: — (continued)
Class B	Shares	275	108	251	—	(774)	(797)	—	—	(248)	(689)
	Amount	$5,581	$2,089	$4,640	$—	$(15,712)	$(15,616)	$—	$—	$(5,491)	$(13,527)
Class C	Shares	724	289	223	—	(483)	(489)	—	—	464	(200)
	Amount	$14,764	$5,563	$4,116	$—	$(9,834)	$(9,564)	$—	$—	$9,046	$(4,001)
Class I	Shares	161	3	—	—	(6)	—	—	—	155	3
	Amount	$3,715	$69	$8	$—	$(139)	$—	$—	$—	$3,584	$69
Class R3	Shares	7	—	—	—	—	—	—	—	7	—
	Amount	$176	$—	$—	$—	$(9)	$—	$—	$—	$167	$—
Class R4	Shares	393	—	—	—	(14)	—	—	—	379	—
	Amount	$9,299	$—	$—	$—	$(336)	$—	$—	$—	$8,963	$—
Class R5	Shares	23	—	—	—	—	—	—	—	23	—
	Amount	$584	$—	$—	$—	$—	$—	$—	$—	$584	$—
Class Y	Shares	4,071	2,771	395	—	(1,786)	(223)	—	—	2,680	2,548
	Amount	$93,512	$61,859	$8,399	$—	$(40,994)	$(4,791)	$—	$—	$60,917	$57,068
SmallCap Growth Fund:
Class A	Shares	2,612	5,972	—	—	(5,087)	(1,014)	—	—	(2,475)	4,958
	Amount	$85,441	$182,337	$—	$—	$(165,947)	$(30,462)	$—	$—	$(80,506)	$151,875
Class B	Shares	52	195	—	—	(151)	(151)	—	—	(99)	44
	Amount	$1,528	$5,420	$—	$—	$(4,446)	$(4,076)	$—	$—	$(2,918)	$1,344
Class C	Shares	206	464	—	—	(266)	(220)	—	—	(60)	244
	Amount	$6,009	$12,901	$—	$—	$(7,807)	$(5,949)	$—	$—	$(1,798)	$6,952
Class H	Shares	7	31	—	—	(41)	(143)	(448)	—	(482)	(112)
	Amount	$203	$869	$—	$—	$(1,174)	$(3,910)	$(24,087)	$—	$(25,058)	$(3,041)
Class I	Shares	156	8	—	—	(27)	—	—	—	129	8
	Amount	$5,194	$235	$—	$—	$(894)	$—	$—	$—	$4,300	$235
Class L	Shares	128	216	—	—	(827)	(650)	1,010	—	311	(434)
	Amount	$4,237	$6,572	$—	$—	$(27,454)	$(19,895)	$59,181	$—	$35,964	$(13,323)
Class M	Shares	8	34	—	—	(36)	(124)	(485)	—	(513)	(90)
	Amount	$245	$959	$—	$—	$(1,028)	$(3,432)	$(25,120)	$—	$(25,903)	$(2,473)
Class N	Shares	4	13	—	—	(18)	(38)	(193)	—	(207)	(25)
	Amount	$108	$334	$—	$—	$(513)	$(1,038)	$(9,974)	$—	$(10,379)	$(704)
Class R3	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	9	—	—	—	—	—	—	—	9	—
	Amount	$314	$—	$—	$—	$(12)	$—	$—	$—	$302	$—
Class R5	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	1,060	1,728	—	—	(3,085)	(297)	—	—	(2,025)	1,431
	Amount	$35,926	$54,996	$—	$—	$(98,932)	$(9,108)	$—	$—	$(63,006)	$45,888
Stock Fund:
Class A	Shares	3,048	3,612	138	77	(8,521)	(10,693)	—	—	(5,335)	(7,004)
	Amount	$69,797	$71,142	$3,020	$1,495	$(194,695)	$(210,028)	$—	$—	$(121,878)	$(137,391)
Class B	Shares	253	402	—	—	(4,166)	(5,142)	—	—	(3,913)	(4,740)
	Amount	$5,345	$7,405	$—	$—	$(88,701)	$(94,598)	$—	$—	$(83,356)	$(87,193)
Class C	Shares	185	294	—	—	(1,836)	(2,633)	—	—	(1,651)	(2,339)
	Amount	$3,912	$5,460	$—	$—	$(39,151)	$(48,766)	$—	$—	$(35,239)	$(43,306)
Class R3	Shares	2	—	—	—	—	—	—	—	2	—
	Amount	$41	$—	$—	$—	$(1)	$—	$—	$—	$40	$—
Class R4	Shares	2	—	—	—	—	—	—	—	2	—
	Amount	$40	$—	$—	$—	$—	$—	$—	$—	$40	$—
Class R5	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	536	823	45	38	(3,706)	(467)	—	—	(3,125)	394
	Amount	$12,633	$16,857	$1,030	$772	$(90,965)	$(9,646)	$—	$—	$(77,302)	$7,983
Strategic Income Fund:
Class A	Shares	5,219	—	75	—	(888)	—	—	—	4,406	—
	Amount	$51,016	$—	$730	$—	$(8,594)	$—	$—	$—	$43,152	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Strategic Income Fund: — (continued)
Class B	Shares	271	—	3	—	(3)	—	—	—	271	—
	Amount	$2,640	$—	$28	$—	$(27)	$—	$—	$—	$2,641	$—
Class C	Shares	1,767	—	12	—	(9)	—	—	—	1,770	—
	Amount	$17,167	$—	$114	$—	$(84)	$—	$—	$—	$17,197	$—
Class I	Shares	1,208	—	10	—	(70)	—	—	—	1,148	—
	Amount	$11,761	$—	$93	$—	$(679)	$—	$—	$—	$11,175	$—
Class Y	Shares	1,086	—	4	—	—	—	—	—	1,090	—
	Amount	$10,596	$—	$40	$—	$—	$—	$—	$—	$10,636	$—
Target Retirement 2010 Fund:
Class A	Shares	725	165	12	2	(197)	—	—	—	540	167
	Amount	$7,276	$1,556	$124	$16	$(2,012)	$—	$—	$—	$5,388	$1,572
Class B	Shares	27	22	1	—	(1)	—	—	—	27	22
	Amount	$265	$211	$8	$3	$(10)	$(1)	$—	$—	$263	$213
Class C	Shares	22	48	1	—	(2)	—	—	—	21	48
	Amount	$220	$460	$11	$2	$(23)	$—	$—	$—	$208	$462
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	42	—	—	—	(1)	—	—	—	41	—
	Amount	$443	$—	$—	$—	$(9)	$—	$—	$—	$434	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	—	13	—	—	—	—	—	—	—	13
	Amount	$—	$120	$4	$2	$—	$—	$—	$—	$4	$122
Target Retirement 2020 Fund:
Class A	Shares	1,430	202	16	2	(134)	(15)	—	—	1,312	189
	Amount	$15,731	$2,052	$174	$15	$(1,495)	$(148)	$—	$—	$14,410	$1,919
Class B	Shares	48	27	1	—	(16)	—	—	—	33	27
	Amount	$538	$271	$6	$1	$(177)	$(2)	$—	$—	$367	$270
Class C	Shares	35	34	1	—	(12)	(3)	—	—	24	31
	Amount	$382	$339	$8	$1	$(141)	$(27)	$—	$—	$249	$313
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	97	—	—	—	—	—	—	—	97	—
	Amount	$1,093	$—	$2	$—	$—	$—	$—	$—	$1,095	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	—	—	—	—	—	—	—	—	—	—
	Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Target Retirement 2030 Fund:
Class A	Shares	1,347	201	4	—	(151)	(4)	—	—	1,200	197
	Amount	$13,453	$1,815	$41	$2	$(1,524)	$(33)	$—	$—	$11,970	$1,784
Class B	Shares	29	33	—	—	(14)	(1)	—	—	15	32
	Amount	$288	$294	$3	$2	$(131)	$(13)	$—	$—	$160	$283
Class C	Shares	37	8	—	—	(9)	—	—	—	28	8
	Amount	$366	$68	$2	$1	$(88)	$—	$—	$—	$280	$69
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	59	—	—	—	—	—	—	—	59	—
	Amount	$618	$—	$—	$—	$—	$—	$—	$—	$618	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	—	2	—	—	—	—	—	—	—	2
	Amount	$—	$20	$—	$1	$—	$—	$—	$—	$—	$21
Tax-Free California Fund:
Class A	Shares	1,881	904	96	62	(622)	(128)	—	—	1,355	838
	Amount	$19,586	$9,421	$992	$642	$(6,466)	$(1,327)	$—	$—	$14,112	$8,736
Class B	Shares	50	44	4	2	(13)	(24)	—	—	41	22
	Amount	$530	$456	$40	$27	$(138)	$(251)	$—	$—	$432	$232

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Tax-Free California Fund: — (continued)
Class C	Shares	338	175	9	6	(166)	(44)	—	—	181	137
	Amount	$3,532	$1,828	$89	$60	$(1,725)	$(452)	$—	$—	$1,896	$1,436
Tax-Free Minnesota Fund:
Class A	Shares	459	165	36	21	(159)	(67)	—	—	336	119
	Amount	$4,663	$1,689	$360	$221	$(1,604)	$(684)	$—	$—	$3,419	$1,226
Class B	Shares	5	6	2	2	(9)	(10)	—	—	(2)	(2)
	Amount	$60	$59	$21	$22	$(95)	$(100)	$—	$—	$(14)	$(19)
Class C	Shares	56	4	2	1	(42)	(6)	—	—	16	(1)
	Amount	$578	$44	$17	$13	$(415)	$(68)	$—	$—	$180	$(11)
Class E	Shares	10	23	29	75	(58)	(314)	(2,273)	—	(2,292)	(216)
	Amount	$106	$236	$302	$770	$(598)	$(3,219)	$(21,805)	$—	$(21,995)	$(2,213)
Class H	Shares	—	—	—	—	—	—	(11)	—	(11)	—
	Amount	$—	—	$2	$4	$(1)	$(5)	$(126)	$—	$(125)	$(1)
Class L	Shares	58	2	11	9	(67)	(38)	37	—	39	(27)
	Amount	$579	$23	$114	$90	$(672)	$(386)	$384	$—	$405	$(273)
Class M	Shares	—	1	—	1	—	(2)	(12)	—	(12)	—
	Amount	$—	$4	$2	$4	$—	$(16)	$(108)	$—	$(106)	$(8)
Class N	Shares	—	3	—	1	(5)	(4)	(14)	—	(19)	—
	Amount	$2	$28	$2	$5	$(49)	$(37)	$(150)	$—	$(195)	$(4)
Class Y	Shares	17	—	53	—	(148)	—	2,286	—	2,208	—
	Amount	$167	$—	$533	—	$(1,487)	$—	$21,805	$—	$21,018	$—
Tax-Free National Fund:
Class A	Shares	6,660	3,023	282	195	(2,669)	(1,027)	—	—	4,273	2,191
	Amount	$73,982	$33,711	$3,130	$2,163	$(29,338)	$(11,431)	$—	$—	$47,774	$24,443
Class B	Shares	194	145	19	20	(179)	(189)	—	—	34	(24)
	Amount	$2,161	$1,607	$213	$216	$(1,963)	$(2,090)	$—	$—	$411	$(267)
Class C	Shares	1,312	562	44	26	(423)	(213)	—	—	933	375
	Amount	$14,604	$6,249	$489	$285	$(4,655)	$(2,371)	$—	$—	$10,438	$4,163
Class E	Shares	11	49	24	89	(73)	(368)	(2,519)	—	(2,557)	(230)
	Amount	$122	$549	$272	$993	$(824)	$(4,112)	$(23,218)	$—	$(23,648)	$(2,570)
Class H	Shares	4	—	—	1	(6)	(10)	(15)	—	(17)	(9)
	Amount	$51	1	$1	$7	$(76)	$(111)	$(150)	$—	$(174)	$(103)
Class I	Shares	324	—	2	—	(4)	—	—	—	322	—
	Amount	$3,521	$—	$17	$—	$(39)	$—	$—	$—	$3,499	$—
Class L	Shares	37	34	24	26	(92)	(104)	131	—	100	(44)
	Amount	$422	$381	$271	$284	$(1,024)	$(1,157)	$1,415	$—	$1,084	$(492)
Class M	Shares	—	—	1	3	(30)	(9)	(82)	—	(111)	(6)
	Amount	$1	$2	$8	$35	$(337)	$(97)	$(888)	$—	$(1,216)	$(60)
Class N	Shares	1	—	—	1	—	(13)	(34)	—	(33)	(12)
	Amount	$—	5	$4	$16	$—	$(148)	$(377)	$—	$(373)	$(127)
Class Y	Shares	28	—	53	—	(183)	—	2,521	—	2,419	—
	Amount	$307	$—	$579	1	$(2,016)	$—	$23,218	$—	$22,088	$1
Tax-Free New York Fund:
Class A	Shares	87	17	47	42	(84)	(82)	—	—	50	(23)
	Amount	$902	$172	$489	$431	$(855)	$(846)	$—	$—	$536	$(243)
Class B	Shares	13	4	6	5	(26)	(11)	—	—	(7)	(2)
	Amount	$143	$39	$60	$52	$(260)	$(113)	$—	$—	$(57)	$(22)
Class C	Shares	56	1	8	7	(37)	(31)	—	—	27	(23)
	Amount	$569	$8	$87	$72	$(375)	$(317)	$—	$—	$281	$(237)
Total Return Bond Fund:
Class A	Shares	23,983	18,327	2,209	1,485	(9,885)	(8,299)	—	—	16,307	11,513
	Amount	$253,038	$192,225	$23,262	$15,562	$(104,112)	$(87,044)	$—	$—	$172,188	$120,743
Class B	Shares	2,137	1,870	277	254	(2,085)	(2,249)	—	—	329	(125)
	Amount	$22,451	$19,502	$2,903	$2,646	$(21,873)	$(23,467)	$—	$—	$3,481	$(1,319)
Class C	Shares	2,749	2,136	246	222	(2,035)	(2,233)	—	—	960	125
	Amount	$29,032	$22,448	$2,593	$2,326	$(21,486)	$(23,447)	$—	$—	$10,139	$1,327
Class I	Shares	442	4	8	—	(164)	—	—	—	286	4
	Amount	$4,647	$38	$82	$—	$(1,722)	$—	$—	$—	$3,007	$38

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Total Return Bond Fund: — (continued)
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	275	—	1	—	(1)	—	—	—	275	—
	Amount	$2,916	$—	$12	$—	$(11)	$—	$—	$—	$2,917	$—
Class R5	Shares	13	—	—	—	—	—	—	—	13	—
	Amount	$139	$—	$1	$—	$—	$—	$—	$—	$140	$—
Class Y	Shares	14,592	8,685	1,552	1,147	(8,988)	(734)	—	—	7,156	9,098
	Amount	$155,108	$92,401	$16,519	$12,137	$(95,635)	$(7,756)	$—	$—	$75,992	$96,782
U.S. Government Securities Fund:
Class A	Shares	2,814	1,370	218	201	(1,998)	(1,674)	—	—	1,034	(103)
	Amount	$25,715	$12,608	$1,994	$1,845	$(18,310)	$(15,426)	$—	$—	$9,399	$(973)
Class B	Shares	239	248	59	69	(616)	(758)	—	—	(318)	(441)
	Amount	$2,168	$2,261	$533	$635	$(5,602)	$(6,954)	$—	$—	$(2,901)	$(4,058)
Class C	Shares	941	391	35	32	(426)	(406)	—	—	550	17
	Amount	$8,503	$3,580	$322	$293	$(3,878)	$(3,721)	$—	$—	$4,947	$152
Class E	Shares	80	98	89	396	(468)	(2,109)	(9,418)	—	(9,717)	(1,615)
	Amount	$732	$903	$814	$3,626	$(4,297)	$(19,389)	$(114,541)	$—	$(117,292)	$(14,860)
Class H	Shares	1	5	2	9	(23)	(99)	(189)	—	(209)	(85)
	Amount	$6	$49	$16	$84	$(214)	$(906)	$(125)	$—	$(317)	$(773)
Class L	Shares	78	122	141	136	(521)	(674)	469	—	167	(416)
	Amount	$718	$1,128	$1,284	$1,246	$(4,762)	$(6,198)	$1,569	$—	$(1,191)	$(3,824)
Class M	Shares	5	18	2	9	(28)	(95)	(208)	—	(229)	(68)
	Amount	$51	$154	$17	$87	$(260)	$(871)	$(971)	$—	$(1,163)	$(630)
Class N	Shares	—	3	1	3	(2)	(22)	(74)	—	(75)	(16)
	Amount	$6	$27	$6	$29	$(17)	$(205)	$(473)	$—	$(478)	$(149)
Class Y	Shares	69	11	254	13	(1,033)	(1,005)	9,390	—	8,680	(981)
	Amount	$636	$100	$2,314	$117	$(9,414)	$(9,347)	$114,541	$—	$108,077	$(9,130)
Value Fund:
Class A	Shares	1,265	1,313	396	41	(1,515)	(1,075)	—	—	146	279
	Amount	$16,816	$15,756	$4,789	$458	$(20,032)	$(12,873)	$—	$—	$1,573	$3,341
Class B	Shares	126	168	60	—	(185)	(177)	—	—	1	(9)
	Amount	$1,595	$1,990	$718	$—	$(2,400)	$(2,065)	$—	$—	$(87)	$(75)
Class C	Shares	168	199	64	—	(256)	(144)	—	—	(24)	55
	Amount	$2,133	$2,382	$761	$—	$(3,266)	$(1,687)	$—	$—	$(372)	$695
Class I	Shares	3	—	—	—	—	—	—	—	3	—
	Amount	$45	$—	$—	$—	$—	$—	$—	$—	$45	$—
Class R3	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R4	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	15,203	2,346	884	70	(251)	(2,417)	—	—	15,836	(1)
	Amount	$190,615	$28,384	$10,742	$780	$(3,221)	$(27,945)	$—	$—	$198,136	$1,219
Value Opportunities Fund:
Class A	Shares	3,258	2,747	585	133	(1,296)	(1,047)	—	—	2,547	1,833
	Amount	$59,828	$46,259	$9,978	$2,056	$(23,739)	$(17,492)	$—	$—	$46,067	$30,823
Class B	Shares	334	338	103	31	(276)	(221)	—	—	161	148
	Amount	$5,628	$5,323	$1,607	$442	$(4,641)	$(3,466)	$—	$—	$2,594	$2,299
Class C	Shares	807	663	124	28	(300)	(273)	—	—	631	418
	Amount	$13,535	$10,489	$1,941	$399	$(5,018)	$(4,253)	$—	$—	$10,458	$6,635
Class H	Shares	2	10	21	11	(16)	(126)	(221)	—	(214)	(105)
	Amount	$44	$169	$322	$156	$(269)	$(1,982)	$(2,519)	$—	$(2,422)	$(1,657)
Class I	Shares	286	1	—	—	(30)	—	—	—	256	1
	Amount	$5,366	$11	$4	$—	$(536)	$—	$—	$—	$4,834	$11
Class L	Shares	105	209	173	58	(444)	(240)	717	—	551	27
	Amount	$1,926	$3,536	$2,949	$898	$(8,186)	$(4,067)	$9,953	$—	$6,642	$367

								Shares Issued
								from Merger
				Shares Issued for				M, N and H to L		Net Increase
		Shares Sold		Reinvested Dividends		Shares Redeemed		or E and Z to Y		(Decrease) of Shares
		2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Value Opportunities Fund: — (continued)
Class M	Shares	6	24	40	17	(34)	(139)	(425)	—	(413)	(98)
	Amount	$97	$379	$621	$250	$(550)	$(2,199)	$(5,620)	$—	$(5,452)	$(1,570)
Class N	Shares	1	4	12	5	(7)	(23)	(129)	—	(123)	(14)
	Amount	$12	$60	$189	$68	$(110)	$(362)	$(1,814)	$—	$(1,723)	$(234)
Class R3	Shares	7	—	—	—	—	—	—	—	7	—
	Amount	$125	$—	$—	$—	$—	$—	$—	$—	$125	$—
Class R4	Shares	40	—	—	—	(1)	—	—	—	39	—
	Amount	$748	$—	$—	$—	$(20)	$—	$—	$—	$728	$—
Class R5	Shares	1	—	—	—	—	—	—	—	1	—
	Amount	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
Class Y	Shares	1,422	962	248	215	(5,816)	(1,707)	—	—	(4,146)	(530)
	Amount	$26,945	$16,358	$4,266	$3,392	$(103,724)	$(29,124)	$—	$—	$(72,513)	$(9,374)

The following table reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed within the previous table) and Classes H and M Shares into Class L Shares prior to the merger of Class H and Class M shares into Class L shares on February 9, 2007 (See Note 8) (reflected as Class L shares issued and Classes H and M shares redeemed within the previous table) for the periods ended October 31, 2007 and October 31, 2006:

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006
Fund	Shares	Dollars	Shares	Dollars

Advisers Fund — Class B to Class A	3,163	$55,920	1,937	$31,068
Balanced Allocation Fund — Class B to Class A	147	1,805	63	728
Capital Appreciation Fund — Class B to Class A	1,894	76,650	3,083	114
Capital Appreciation II Fund — Class B to Class A	49	736	26	328
Checks and Balances Fund — Class B to Class A	9	90	—	—
Conservative Allocation Fund — Class B to Class A	22	247	5	58
Disciplined Equity Fund — Class B to Class A	179	2,551	142	1,768
Dividend and Growth Fund — Class B to Class A	674	14,747	990	20
Equity Growth Allocation Fund — Class B to Class A	16	232	16	194
Equity Income Fund — Class B to Class A	67	976	28	363
Floating Rate Fund — Class B to Class A	65	654	6	60
Fundamental Growth Fund — Class B to Class A	7	89	6	62
Global Communications Fund — Class B to Class A	13	118	13	102
Global Financial Services Fund — Class B to Class A	8	110	4	54
Global Growth Fund — Class B to Class A	241	5,041	200	3,702
Global Health Fund — Class B to Class A	49	893	44	750
Global Technology Fund — Class B to Class A	32	206	22	119
Growth Allocation Fund — Class B to Class A	95	1,276	54	654
Growth Fund — Class B to Class A	37	676	22	390
Growth Fund — Class H to Class L	38	676	187	3,425
Growth Fund — Class M to Class L	29	526	132	2,416
Growth Opportunities Fund — Class B to Class A	30	936	16	465
Growth Opportunities Fund — Class H to Class L	49	1,424	188	5,397
Growth Opportunities Fund — Class M to Class L	21	614	74	2,149
High Yield Fund — Class B to Class A	237	1,903	448	3,511
Income Allocation Fund — Class B to Class A	11	106	4	38
Income Fund — Class B to Class A	26	269	11	110
Inflation Plus Fund — Class B to Class A	36	373	19	199
International Growth Fund — Class B to Class A	87	1,369	29	394
International Opportunities Fund — Class B to Class A	135	2,461	109	1,622
International Small Company Fund — Class B to Class A	31	499	34	517
LargeCap Growth Fund — Class B to Class A	—	2	—	—
MidCap Fund — Class B to Class A	923	23,153	401	9,873
MidCap Growth Fund — Class B to Class A	1	12	—	—
MidCap Value Fund — Class B to Class A	86	1,236	54	745
Money Market Fund — Class B to Class A	2,423	2,423	1,633	1,633
Select MidCap Growth Fund — Class B to Class A	10	118	4	46

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2007
(000’s Omitted)

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006
Fund	Shares	Dollars	Shares	Dollars

Select MidCap Value Fund — Class B to Class A	6	$72	1	$17
Select SmallCap Value Fund — Class B to Class A	1	7	—	—
Short Duration Fund — Class B to Class A	39	389	18	181
Small Company Fund — Class B to Class A	206	4,633	161	3,405
SmallCap Growth Fund — Class B to Class A	11	380	7	217
SmallCap Growth Fund — Class H to Class L	11	346	68	2,066
SmallCap Growth Fund — Class M to Class L	7	227	37	1,131
Stock Fund — Class B to Class A	1,464	33,670	1,125	22,176
Target Retirement 2010 Fund — Class B to Class A	—	1	—	—
Target Retirement 2020 Fund — Class B to Class A	2	26	—	—
Tax-Free California Fund — Class B to Class A	—	—	2	22
Tax-Free Minnesota Fund — Class H to Class L	—	—	—	1
Tax-Free Minnesota Fund — Class M to Class L	—	—	1	14
Tax-Free National Fund — Class B to Class A	14	155	9	105
Tax-Free National Fund — Class H to Class L	4	46	5	59
Tax-Free National Fund — Class M to Class L	30	337	7	83
Total Return Bond Fund — Class B to Class A	293	3,090	224	2,354
U.S. Government Securities Fund — Class B to Class A	89	813	60	558
U.S. Government Securities Fund — Class H to Class L	6	57	41	375
U.S. Government Securities Fund — Class M to Class L	14	126	26	244
Value Fund — Class B to Class A	14	179	8	88
Value Opportunities Fund — Class B to Class A	42	765	25	431
Value Opportunities Fund — Class H to Class L	9	166	71	1,190
Value Opportunities Fund — Class M to Class A	18	319	72	1,228

7.	Line of Credit:

The Funds, except for Money Market Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended October 31, 2007, the Funds did not have any borrowings under this facility.

8.	Class Mergers:

Effective with the close of business on February 9, 2007, the shareholders approved the following class mergers:

Classes H, M and N were merged into Class L for Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund.

Class E was merged into Class Y for the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.

Class Z was merged into Class Y for the Growth Opportunities Fund.

The mergers were accomplished by tax-free exchanges as detailed below:

Growth Fund	Class E		Class H	Class L	Class M	Class N	Class Y		Class Z
Shares exchanged	N/	A	929	—	987	241	N/	A	N/	A
Shares issued — from Class H	N/	A	—	809	—	—	N/	A	N/	A
Shares issued — from Class M	N/	A	—	857	—	—	N/	A	N/	A
Shares issued — from Class N	N/	A	—	209	—	—	N/	A	N/	A
Net assets immediately before the merger	N/	A	$14,545	$268,403	$15,424	$3,768	N/	A	N/	A
Net assets immediately after the merger	N/	A	$—	$302,140	$—	$—	N/	A	N/	A

Growth Opportunities Fund	Class E		Class H	Class L	Class M	Class N	Class Y	Class Z
Shares exchanged	N/	A	1,339	—	858	219	—	1,190
Shares issued — from Class H	N/	A	—	1,135	—	—	—	—
Shares issued — from Class M	N/	A	—	726	—	—	—	—
Shares issued — from Class N	N/	A	—	186	—	—	—	—
Shares issued — from Class Z	N/	A	—	—	—	—	1,238	—
Net assets immediately before the merger	N/	A	$33,813	$593,980	$21,627	$5,531	$61,286	$37,350
Net assets immediately after the merger	N/	A	$—	$654,951	$—	$—	$98,636	$—

SmallCap Growth Fund	Class E		Class H	Class L	Class M	Class N	Class Y		Class Z
Shares exchanged	N/	A	448	—	485	193	N/	A	N/	A
Shares issued — from Class H	N/	A	—	402	—	—	N/	A	N/	A
Shares issued — from Class M	N/	A	—	435	—	—	N/	A	N/	A
Shares issued — from Class N	N/	A	—	173	—	—	N/	A	N/	A
Net assets immediately before the merger	N/	A	$13,183	$117,927	$14,260	$5,668	N/	A	N/	A
Net assets immediately after the merger	N/	A	$—	$151,038	$—	$—	N/	A	N/	A

Tax-Free Minnesota Fund	Class E	Class H	Class L	Class M	Class N	Class Y	Class Z
Shares exchanged	2,273	11	—	12	14	—	N/	A
Shares issued — from Class E	—	—	—	—	—	2,286	N/	A
Shares issued — from Class H	—	—	11	—	—	—	N/	A
Shares issued — from Class M	—	—	12	—	—	—	N/	A
Shares issued — from Class N	—	—	14	—	—	—	N/	A
Net assets immediately before the merger	$23,363	$117	$2,543	$120	$148	$11	N/	A
Net assets immediately after the merger	$—	$—	$2,928	$—	$—	$23,374	N/	A

Tax-Free National Fund	Class E	Class H	Class L	Class M	Class N	Class Y	Class Z
Shares exchanged	2,519	15	—	82	34	—	N/	A
Shares issued — from Class E	—	—	—	—	—	2,521	N/	A
Shares issued — from Class H	—	—	15	—	—	—	N/	A
Shares issued — from Class M	—	—	82	—	—	—	N/	A
Shares issued — from Class N	—	—	34	—	—	—	N/	A
Net assets immediately before the merger	$28,369	$164	$7,649	$921	$377	$11	N/	A
Net assets immediately after the merger	$—	$—	$9,111	$—	$—	$28,380	N/	A

U.S. Government Securities Fund	Class E	Class H	Class L	Class M	Class N	Class Y	Class Z
Shares exchanged	9,418	189	—	208	74	—	N/	A
Shares issued — from Class E	—	—	—	—	—	9,390	N/	A
Shares issued — from Class H	—	—	188	—	—	—	N/	A
Shares issued — from Class M	—	—	207	—	—	—	N/	A
Shares issued — from Class N	—	—	74	—	—	—	N/	A
Net assets immediately before the merger	$86,224	$1,720	$29,469	$1,895	$677	$11	N/	A
Net assets immediately after the merger	$—	$—	$33,761	$—	$—	$86,235	N/	A

Value Opportunities Fund	Class E		Class H	Class L	Class M	Class N	Class Y		Class Z
Shares exchanged	N/	A	221	—	425	129	N/	A	N/	A
Shares issued — from Class E	N/	A	—	—	—	—	N/	A	N/	A
Shares issued — from Class H	N/	A	—	205	—	—	N/	A	N/	A
Shares issued — from Class M	N/	A	—	393	—	—	N/	A	N/	A
Shares issued — from Class N	N/	A	—	119	—	—	N/	A	N/	A
Net assets immediately before the merger	N/	A	$3,711	$35,064	$7,125	$2,165	N/	A	N/	A
Net assets immediately after the merger	N/	A	$—	$48,065	$—	$—	N/	A	N/	A

9.	Subsequent Event:

On November 7, 2007, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of a series of the Company, The Hartford MidCap Growth Fund into The Hartford Select MidCap Growth Fund. The Reorganization does not require shareholder approval and was approved by the Board in order to eliminate the Company’s redundant product offerings. The Reorganization is expected to occur on or about February 25, 2008 at which time The Hartford Select MidCap Growth Fund will be renamed The Hartford MidCap Growth Fund.

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Advisers Fund
For the Year Ended October 31, 2007
Class A	$16.74	$0.30	$0.01	$1.87	$2.18	$(0.31)	$(0.09)	$—	$(0.40)	$1.78	$18.52	13.23	%(i)	$1,088,361	1.15%		1.10%		1.10%		1.67%		84%
Class B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34	12.32	(i)	248,020	1.96		1.91		1.91		0.85		—
Class C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51	12.44	(i)	206,799	1.83		1.78		1.78		0.98		—
Class Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	—	(0.48)	1.80	18.71	13.73	(i)	19,948	0.69		0.64		0.64		2.13		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.24	0.21	—	1.44	1.65	(0.19)	—	—	(0.19)	1.46	18.70	9.62	(f)	11	1.45	(e)	1.40	(e)	1.40	(e)	1.38	(e)	—
Class R4	17.24	0.25	—	1.44	1.69	(0.23)	—	—	(0.23)	1.46	18.70	9.88	(f)	53	1.11	(e)	1.06	(e)	1.06	(e)	1.68	(e)	—
Class R5	17.24	0.31	—	1.43	1.74	(0.27)	—	—	(0.27)	1.47	18.71	10.17	(f)	11	0.85	(e)	0.80	(e)	0.80	(e)	1.98	(e)	—
For the Year Ended October 31, 2006
Class A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74	11.16		1,110,324	1.17		1.12		1.12		1.86		99
Class B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57	10.25		341,772	1.96		1.91		1.91		1.07		—
Class C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73	10.32		219,580	1.87		1.82		1.82		1.16		—
Class Y	15.50	0.38	—	1.40	1.78	(0.37)	—	—	(0.37)	1.41	16.91	11.63		17,710	0.71		0.66		0.66		2.32		—
For the Year Ended October 31, 2005 (h)
Class A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34	7.30		1,222,944	1.21		1.19		1.19		1.73		66
Class B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19	6.48		437,462	1.99		1.98		1.98		0.95		—
Class C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34	6.63		253,605	1.91		1.89		1.89		1.06		—
Class Y	14.72	0.33	—	0.81	1.14	(0.36)	—	—	(0.36)	0.78	15.50	7.78		15,342	0.75		0.74		0.74		2.13		—
For the Year Ended October 31, 2004 (h)
Class A	14.19	0.15	0.03	0.38	0.56	(0.18)	—	—	(0.18)	0.38	14.57	3.93	(i)	1,539,264	1.22		1.22		1.22		1.23		42
Class B	14.05	0.03	0.04	0.38	0.45	(0.07)	—	—	(0.07)	0.38	14.43	3.21	(i)	550,499	1.95		1.95		1.95		0.50		—
Class C	14.18	0.06	0.03	0.37	0.46	(0.08)	—	—	(0.08)	0.38	14.56	3.27	(i)	355,711	1.86		1.86		1.86		0.58		—
Class Y	14.37	0.25	—	0.36	0.61	(0.26)	—	—	(0.26)	0.35	14.72	4.22		13,587	0.74		0.74		0.74		1.71		—
For the Year Ended October 31, 2003 (h)
Class A	12.67	0.19	—	1.52	1.71	(0.19)	—	—	(0.19)	1.52	14.19	13.62		1,470,569	1.40		1.39		1.39		1.44		46
Class B	12.54	0.09	—	1.51	1.60	(0.09)	—	—	(0.09)	1.51	14.05	12.86		593,179	2.13		2.12		2.12		0.72		—
Class C	12.66	0.11	—	1.52	1.63	(0.11)	—	—	(0.11)	1.52	14.18	12.92		421,814	2.00		2.00		2.00		0.84		—
Class Y	12.82	0.27	—	1.54	1.81	(0.26)	—	—	(0.26)	1.55	14.37	14.28		8,714	0.81		0.81		0.81		1.98		—
The Hartford Balanced Allocation Fund (g)
For the Year Ended October 31, 2007
Class A	12.01	0.27	—	1.45	1.72	(0.36)	(0.27)	—	(0.63)	1.09	13.10	14.95		608,443	0.54		0.54		0.54		2.09		34
Class B	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.03		135,541	1.36		1.33		1.33		1.34		—
Class C	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.07		225,155	1.29		1.29		1.29		1.35		—
Class I	12.00	0.26	—	1.50	1.76	(0.40)	(0.27)	—	(0.67)	1.09	13.09	15.35		927	0.22		0.22		0.22		1.88		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	11.89	0.08	—	1.25	1.33	(0.14)	—	—	(0.14)	1.19	13.08	11.29	(f)	115	0.93	(e)	0.93	(e)	0.93	(e)	0.94	(e)	—
Class R4	11.89	0.14	—	1.23	1.37	(0.16)	—	—	(0.16)	1.21	13.10	11.61	(f)	2,679	0.66	(e)	0.66	(e)	0.66	(e)	1.23	(e)	—
Class R5	11.89	0.14	—	1.25	1.39	(0.18)	—	—	(0.18)	1.21	13.10	11.79	(f)	725	0.36	(e)	0.36	(e)	0.36	(e)	1.54	(e)	—
For the Year Ended October 31, 2006
Class A	10.95	0.18	—	1.12	1.30	(0.22)	(0.02)	—	(0.24)	1.06	12.01	11.98		453,492	0.62		0.62		0.62		1.52		15
Class B	10.92	0.10	—	1.11	1.21	(0.13)	(0.02)	—	(0.15)	1.06	11.98	11.22		109,117	1.44		1.36		1.36		0.82		—
Class C	10.92	0.11	—	1.11	1.22	(0.14)	(0.02)	—	(0.16)	1.06	11.98	11.24		171,073	1.38		1.36		1.36		0.78		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	11.66	0.05	—	0.34	0.39	(0.05)	—	—	(0.05)	0.34	12.00	3.35	(f)	353	0.39	(e)	0.39	(e)	0.39	(e)	1.47	(e)	—
For the Year Ended October 31, 2005
Class A	10.30	0.13	—	0.64	0.77	(0.12)	—	—	(0.12)	0.65	10.95	7.47		262,878	0.66		0.60		0.60		1.26		2
Class B	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		72,619	1.47		1.31		1.31		0.55		—
Class C	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		103,248	1.41		1.31		1.31		0.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.02	—	0.30	0.32	(0.02)	—	—	(0.02)	0.30	10.30	3.15	(f)	67,293	0.62	(e)	0.59	(e)	0.59	(e)	0.99	(e)	—
Class B	10.00	0.01	—	0.27	0.28	—	—	—	—	0.28	10.28	2.82	(f)	18,841	1.45	(e)	1.29	(e)	1.29	(e)	0.33	(e)	—
Class C	10.00	—	—	0.28	0.28	—	—	—	—	0.28	10.28	2.82	(f)	30,414	1.38	(e)	1.29	(e)	1.29	(e)	0.30	(e)	—
The Hartford Balanced Income Fund
For the Year Ended October 31, 2007
Class A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02	9.07		40,501	1.33		1.19		1.19		3.57		27
Class B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98	8.22		2,280	2.21		2.00		2.00		2.76		—
Class C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97	8.17		4,256	2.14		2.00		2.00		2.76		—
Class Y	10.42	0.41	—	0.56	0.97	(0.36)	—	—	(0.36)	0.61	11.03	9.43		115	1.04		0.90		0.90		3.86		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Balanced Income Fund — (continued)
From (commencement of operations) July 31, 2006, through October 31, 2006
Class A	$10.00	$0.09	$—	$0.39	$0.48	$(0.06)	$—	$—	$(0.06)	$0.42	$10.42	4.78	%(f)	$11,513	1.58	%(e)	1.26	%(e)	1.26	%(e)	3.48	%(e)	8%
Class B	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41	4.54	(f)	304	2.34	(e)	2.00	(e)	2.00	(e)	2.73	(e)	—
Class C	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41	4.56	(f)	400	2.39	(e)	2.00	(e)	2.00	(e)	2.67	(e)	—
Class Y	10.00	0.10	—	0.38	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.83	(f)	105	1.31	(e)	0.90	(e)	0.90	(e)	3.86	(e)	—
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2007 (h)
Class A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08	26.15	(i)	13,684,583	1.11		1.11		1.11		0.39		72
Class B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59	25.15	(i)	2,209,870	1.92		1.92		1.92		(0.40)		—
Class C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82	25.28	(i)	4,411,286	1.83		1.83		1.83		(0.32)		—
Class I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90	26.49	(i)	156,616	0.79		0.79		0.79		0.65		—
Class Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23	26.66	(i)	1,035,754	0.72		0.72		0.72		0.78		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91	21.61	(f)	41	1.47	(e)	1.47	(e)	1.47	(e)	0.04	(e)	—
Class R4	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05	21.95	(f)	15,618	1.14	(e)	1.14	(e)	1.14	(e)	0.06	(e)	—
Class R5	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15	22.20	(f)	1,165	0.85	(e)	0.85	(e)	0.85	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67	19.56		9,312,766	1.18		1.18		1.18		0.47		74
Class B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25	18.59		1,868,359	1.97		1.97		1.97		(0.31)		—
Class C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40	18.69		2,968,472	1.90		1.90		1.90		(0.25)		—
Class Y	38.47	0.30	—	6.84	7.14	—	(3.42)	—	(3.42)	3.72	42.19	20.07		414,259	0.75		0.75		0.75		0.90		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	37.53	—	—	2.16	2.16	—	—	—	—	2.16	39.69	5.76	(f)	5,193	0.88	(e)	0.88	(e)	0.88	(e)	0.17	(e)	—
For the Year Ended October 31, 2005
Class A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51	18.54		6,071,891	1.26		1.26		1.26		0.31		93
Class B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90	17.63		1,631,199	2.03		2.03		2.03		(0.45)		—
Class C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00	17.73		1,834,562	1.94		1.94		1.94		(0.37)		—
Class Y	32.29	0.21	—	5.97	6.18	—	—	—	—	6.18	38.47	19.14		245,163	0.78		0.78		0.78		0.76		—
For the Year Ended October 31, 2004
Class A	26.50	(0.01)	—	4.31	4.30	—	—	—	—	4.30	30.80	16.23		4,203,178	1.35		1.35		1.35		(0.05)		78
Class B	24.97	(0.21)	—	4.06	3.85	—	—	—	—	3.85	28.82	15.42		1,432,121	2.06		2.06		2.06		(0.78)		—
Class C	25.00	(0.18)	—	4.06	3.88	—	—	—	—	3.88	28.88	15.52		1,348,972	1.97		1.97		1.97		(0.68)		—
Class Y	27.64	0.11	—	4.54	4.65	—	—	—	—	4.65	32.29	16.82		116,527	0.79		0.79		0.79		0.50		—
For the Year Ended October 31, 2003
Class A	20.47	(0.04)	—	6.07	6.03	—	—	—	—	6.03	26.50	29.46		2,357,913	1.45		1.60		1.60		(0.13)		113
Class B	19.44	(0.19)	—	5.72	5.53	—	—	—	—	5.53	24.97	28.45		1,140,154	2.17		2.17		2.17		(0.87)		—
Class C	19.44	(0.16)	—	5.72	5.56	—	—	—	—	5.56	25.00	28.60		981,246	2.05		2.05		2.05		(0.75)		—
Class Y	21.23	0.08	—	6.33	6.41	—	—	—	—	6.41	27.64	30.19		48,372	0.85		0.85		0.85		0.46		—
The Hartford Capital Appreciation II Fund
For the Year Ended October 31, 2007
Class A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95	32.15		821,428	1.44		1.44		1.44		—		102
Class B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62	31.01		104,908	2.29		2.29		2.29		(0.86)		—
Class C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66	31.22		415,688	2.16		2.16		2.16		(0.73)		—
Class I	13.14	0.02	—	4.17	4.19	—	(0.31)	—	(0.31)	3.88	17.02	32.60		83,905	1.11		1.11		1.11		0.31		—
Class Y	13.20	0.06	—	4.17	4.23	—	(0.31)	—	(0.31)	3.92	17.12	32.75		158	1.02		1.02		1.02		0.44		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.52	(0.03)	—	3.51	3.48	—	—	—	—	3.48	17.00	25.74	(f)	452	1.85	(e)	1.85	(e)	1.85	(e)	(0.43	)(e)	—
Class R4	13.52	(0.01)	—	3.54	3.53	—	—	—	—	3.53	17.05	26.11	(f)	14	1.47	(e)	1.47	(e)	1.47	(e)	(0.06	)(e)	—
Class R5	13.52	—	—	3.58	3.58	—	—	—	—	3.58	17.10	26.48	(f)	136	1.22	(e)	1.22	(e)	1.22	(e)	0.03	(e)	—
For the Year Ended October 31, 2006
Class A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13	20.21		241,238	1.66		1.60		1.60		(0.13)%		113
Class B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99	19.48		29,169	2.54		2.35		2.35		(0.88)		—
Class C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00	19.35		97,678	2.37		2.33		2.33		(0.86)		—
Class Y	11.08	0.12	—	2.15	2.27	—	(0.15)	—	(0.15)	2.12	13.20	20.74		119	1.20		1.15		1.15		0.39		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.51	—	—	0.63	0.63	—	—	—	—	0.63	13.14	5.04	(f)	3,316	1.46	(e)	0.80	(e)	0.80	(e)	0.45	(e)	—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Capital Appreciation II Fund — (continued)
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	$10.00	$(0.01)	$—	$1.08	$1.07	$—	$—	$—	$—	$1.07	$11.07	10.70	%(f)	$56,981	1.99	%(e)	1.60	%(e)	1.60	%(e)	(0.30	)%(e)	46%
Class B	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02	10.20	(f)	6,343	2.97	(e)	2.35	(e)	2.35	(e)	(1.10	)(e)	—
Class C	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04	10.40	(f)	19,494	2.82	(e)	2.35	(e)	2.35	(e)	(1.12	)(e)	—
Class Y	10.00	0.02	—	1.06	1.08	—	—	—	—	1.08	11.08	10.80	(f)	332	1.41	(e)	1.15	(e)	1.15	(e)	0.29	(e)	—
The Hartford Checks and Balances Fund
From (commencement of operations) May 31, 2007, through October 31, 2007
Class A	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56	(f)	172,572	0.43	(e)	0.43	(e)	0.43	(e)	1.77	(e)	—
Class B	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24	(f)	19,750	1.26	(e)	1.25	(e)	1.25	(e)	0.96	(e)	—
Class C	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23	(f)	55,105	1.18	(e)	1.18	(e)	1.18	(e)	1.02	(e)	—
The Hartford Conservative Allocation Fund (g)
For the Year Ended October 31, 2007
Class A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63	10.64		121,488	0.59		0.59		0.59		2.91		40
Class B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62	9.81		25,903	1.42		1.28		1.28		2.25		—
Class C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62	9.91		46,433	1.35		1.28		1.28		2.17		—
Class I	11.16	0.38	—	0.78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61	10.86		1,502	0.27		0.27		0.27		2.64		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.95	0.16	—	0.70	0.86	(0.20)	—	—	(0.20)	0.66	11.61	7.93	(f)	20	1.05	(e)	1.03	(e)	1.03	(e)	1.87	(e)	—
Class R4	10.95	0.20	—	0.70	0.90	(0.23)	—	—	(0.23)	0.67	11.62	8.25	(f)	429	0.75	(e)	0.75	(e)	0.75	(e)	2.26	(e)	—
Class R5	10.95	0.24	—	0.68	0.92	(0.24)	—	—	(0.24)	0.68	11.63	8.53	(f)	695	0.48	(e)	0.46	(e)	0.46	(e)	2.41	(e)	—
For the Year Ended October 31, 2006
Class A	10.57	0.26	—	0.76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16	9.85		93,504	0.64		0.63		0.63		2.41		29
Class B	10.56	0.19	—	0.76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16	9.19		20,782	1.48		1.31		1.31		1.73		—
Class C	10.56	0.19	—	0.76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15	9.10		36,123	1.41		1.31		1.31		1.67		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.94	0.07	—	0.22	0.29	(0.07)	—	—	(0.07)	0.22	11.16	2.69	(f)	10	0.72	(e)	0.41	(e)	0.41	(e)	2.07	(e)	—
For the Year Ended October 31, 2005
Class A	10.27	0.23	—	0.28	0.51	(0.21)	—	—	(0.21)	0.30	10.57	4.96		70,533	0.63		0.60		0.60		2.25		23
Class B	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		14,525	1.48		1.26		1.26		1.60		—
Class C	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		27,453	1.42		1.26		1.26		1.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.03	—	0.27	0.30	(0.03)	—	—	(0.03)	0.27	10.27	2.96	(f)	33,921	0.63	(e)	0.60	(e)	0.60	(e)	1.70	(e)	—
Class B	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	4,993	1.44	(e)	1.25	(e)	1.25	(e)	1.05	(e)	—
Class C	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	10,807	1.38	(e)	1.25	(e)	1.25	(e)	1.17	(e)	—
The Hartford Disciplined Equity Fund
For the Year Ended October 31, 2007
Class A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91	13.87	(i)	177,170	1.40		1.40		1.40		0.32		72
Class B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16	13.14	(i)	29,968	2.31		2.08		2.08		(0.35)		—
Class C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17	13.07	(i)	26,479	2.09		2.09		2.09		(0.37)		—
Class Y	13.58	0.19	0.01	1.75	1.95	(0.10)	—	—	(0.10)	1.85	15.43	14.45	(i)	111,098	0.88		0.88		0.88		0.86		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.89	—	—	1.44	1.44	—	—	—	—	1.44	15.33	10.37	(f)	11	1.65	(e)	1.65	(e)	1.65	(e)	(0.03	)(e)	—
Class R4	13.89	0.03	—	1.45	1.48	—	—	—	—	1.48	15.37	10.66	(f)	11	1.34	(e)	1.34	(e)	1.34	(e)	0.28	(e)	—
Class R5	13.89	0.07	—	1.45	1.52	—	—	—	—	1.52	15.41	10.94	(f)	11	1.05	(e)	1.05	(e)	1.05	(e)	0.57	(e)	—
For the Year Ended October 31, 2006
Class A	11.78	0.04	—	1.39	1.43	(0.02)	—	—	(0.02)	1.41	13.19	12.13		189,375	1.40		1.40		1.40		0.39		67
Class B	11.25	(0.03)	—	1.31	1.28	—	—	—	—	1.28	12.53	11.38		35,673	2.30		2.07		2.07		(0.28)		—
Class C	11.26	(0.04)	—	1.32	1.28	—	—	—	—	1.28	12.54	11.37		29,153	2.10		2.10		2.10		(0.31)		—
Class Y	12.12	0.14	—	1.40	1.54	(0.08)	—	—	(0.08)	1.46	13.58	12.76		169,614	0.89		0.89		0.89		0.88		—
For the Year Ended October 31, 2005
Class A	10.67	0.10	—	1.09	1.19	(0.08)	—	—	(0.08)	1.11	11.78	11.19		209,721	1.41		1.40		1.40		0.81		61
Class B	10.20	(0.02)	—	1.08	1.06	(0.01)	—	—	(0.01)	1.05	11.25	10.35		39,806	2.34		2.15		2.15		0.06		—
Class C	10.22	(0.02)	—	1.07	1.05	(0.01)	—	—	(0.01)	1.04	11.26	10.29		33,690	2.11		2.11		2.11		0.12		—
Class Y	10.99	0.15	—	1.12	1.27	(0.14)	—	—	(0.14)	1.13	12.12	11.62		81,582	0.90		0.90		0.90		0.97		—
For the Year Ended October 31, 2004
Class A	10.08	0.03	—	0.57	0.60	(0.01)	—	—	(0.01)	0.59	10.67	5.92		241,014	1.46		1.45		1.45		0.30		62
Class B	9.70	(0.05)	—	0.55	0.50	—	—	—	—	0.50	10.20	5.16		44,561	2.34		2.15		2.15		(0.41)		—
Class C	9.71	(0.05)	—	0.56	0.51	—	—	—	—	0.51	10.22	5.25	(i)	40,965	2.10		2.10		2.10		(0.36)		—
Class Y	10.36	(0.01)	—	0.69	0.68	(0.05)	—	—	(0.05)	0.63	10.99	6.55		19,578	0.88		0.88		0.88		0.95		—

	— Selected Per-Share Data (a) —												— Ratios and Supplemental Data —
																Ratio of	Ratio of	Ratio of
																Expenses	Expenses	Expenses
																to Average	to Average	to Average
				Net												Net Assets	Net Assets	Net Assets
				Realized							Net					Before	After	After	Ratio of
				and				Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends		from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net		Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment		Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income		Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Disciplined Equity Fund — (continued)
For the Year Ended October 31, 2003
Class A	$8.43	$0.02	$—	$1.63	$1.65	$—		$—	$—	$—	$1.65	$10.08	19.57%		$243,842	1.56%	1.45%	1.45%	0.24%		76%
Class B	8.17	(0.04)	—	1.57	1.53	—		—	—	—	1.53	9.70	18.73		47,888	2.30	2.15	2.15	(0.46)		—
Class C	8.18	(0.04)	—	1.57	1.53	—		—	—	—	1.53	9.71	18.70		46,162	2.17	2.15	2.15	(0.46)		—
Class Y	8.63	0.08	—	1.65	1.73	—		—	—	—	1.73	10.36	20.05		622	0.98	0.98	0.98	0.70		—
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2007
Class A	21.48	0.29	0.01	2.95	3.25	(0.27)		(1.34)	—	(1.61)	1.64	23.12	16.20	(i)	3,236,757	1.09	1.09	1.09	1.35		24
Class B	21.17	0.11	0.01	2.90	3.02	(0.09)		(1.34)	—	(1.43)	1.59	22.76	15.22	(i)	395,552	1.95	1.95	1.95	0.50		—
Class C	21.13	0.13	0.01	2.91	3.05	(0.12)		(1.34)	—	(1.46)	1.59	22.72	15.42	(i)	365,443	1.82	1.82	1.82	0.62		—
Class I	21.46	0.36	—	2.98	3.34	(0.39)		(1.34)	—	(1.73)	1.61	23.07	16.67	(i)	1,899	0.77	0.77	0.77	1.50		—
Class Y	21.72	0.37	—	3.02	3.39	(0.36)		(1.34)	—	(1.70)	1.69	23.41	16.68	(i)	255,138	0.69	0.69	0.69	1.72		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.14	0.15	—	2.25	2.40	(0.17)		—	—	(0.17)	2.23	23.37	11.38	(f)	177	1.40 (e)	1.40 (e)	1.40 (e)	0.63	(e)	—
Class R4	21.14	0.21	—	2.26	2.47	(0.22)		—	—	(0.22)	2.25	23.39	11.70	(f)	1,994	1.09 (e)	1.09 (e)	1.09 (e)	0.72	(e)	—
Class R5	21.14	0.26	—	2.26	2.52	(0.25)		—	—	(0.25)	2.27	23.41	11.99	(f)	193	0.82 (e)	0.82 (e)	0.82 (e)	0.98	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	19.10	0.26	—	3.14	3.40	(0.26)		(0.76)	—	(1.02)	2.38	21.48	18.63		2,626,634	1.14	1.14	1.14	1.32		29
Class B	18.84	0.09	—	3.10	3.19	(0.10)		(0.76)	—	(0.86)	2.33	21.17	17.63		365,678	1.99	1.99	1.99	0.48		—
Class C	18.81	0.12	—	3.08	3.20	(0.12)		(0.76)	—	(0.88)	2.32	21.13	17.75		317,139	1.87	1.87	1.87	0.60		—
Class Y	19.30	0.35	—	3.18	3.53	(0.35)		(0.76)	—	(1.11)	2.42	21.72	19.15		133,376	0.71	0.71	0.71	1.75		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	20.48	0.03	—	1.03	1.06	(0.08)		—	—	(0.08)	0.98	21.46	5.20	(f)	11	1.08 (e)	0.98 (e)	0.98 (e)	0.59	(e)	—
For the Year Ended October 31, 2005
Class A	17.79	0.23	—	1.51	1.74	(0.24)		(0.19)	—	(0.43)	1.31	19.10	9.87		2,109,617	1.17	1.17	1.17	1.25		26
Class B	17.56	0.08	—	1.48	1.56	(0.09)		(0.19)	—	(0.28)	1.28	18.84	8.92		343,650	2.01	2.01	2.01	0.41		—
Class C	17.53	0.10	—	1.48	1.58	(0.11)		(0.19)	—	(0.30)	1.28	18.81	9.08		280,967	1.89	1.89	1.89	0.54		—
Class Y	17.97	0.32	—	1.53	1.85	(0.33)		(0.19)	—	(0.52)	1.33	19.30	10.36		114,777	0.73	0.73	0.73	1.64		—
For the Year Ended October 31, 2004
Class A	15.94	0.16	0.01	1.82	1.99	(0.14)		—	—	(0.14)	1.85	17.79	12.53	(i)	1,838,567	1.23	1.23	1.23	0.96		25
Class B	15.75	0.03	—	1.80	1.83	(0.02)		—	—	(0.02)	1.81	17.56	11.62		319,512	2.04	2.04	2.04	0.16		—
Class C	15.72	0.05	0.01	1.79	1.85	(0.04)		—	—	(0.04)	1.81	17.53	11.76	(i)	277,706	1.90	1.90	1.90	0.29		—
Class Y	16.11	0.24	—	1.86	2.10	(0.24)		—	—	(0.24)	1.86	17.97	13.06		69,088	0.75	0.75	0.75	1.44		—
For the Year Ended October 31, 2003
Class A	13.58	0.12	—	2.37	2.49	(0.13	)(j)	—	—	(0.13)	2.36	15.94	18.42		1,296,982	1.41	1.40	1.40	0.88		31
Class B	13.43	0.03	—	2.32	2.35	(0.03	)(j)	—	—	(0.03)	2.32	15.75	17.52		257,856	2.14	2.13	2.13	0.16		—
Class C	13.40	0.04	—	2.32	2.36	(0.04	)(j)	—	—	(0.04)	2.32	15.72	17.67		230,348	2.02	2.02	2.02	0.27		—
Class Y	13.73	0.19	—	2.40	2.59	(0.21	)(j)	—	—	(0.21)	2.38	16.11	19.03		42,107	0.81	0.81	0.81	1.44		—
The Hartford Equity Growth Allocation Fund (formerly known as The Hartford Aggressive Growth Allocation Fund) (g)
For the Year Ended October 31, 2007
Class A	13.21	0.03	—	2.83	2.86	(0.24)		(0.28)	—	(0.52)	2.34	15.55	22.39		173,379	0.69	0.69	0.69	(0.06)		37
Class B	13.10	(0.07)	—	2.81	2.74	(0.16)		(0.28)	—	(0.44)	2.30	15.40	21.58		47,743	1.52	1.37	1.37	(0.72)		—
Class C	13.10	(0.07)	—	2.80	2.73	(0.16)		(0.28)	—	(0.44)	2.29	15.39	21.50		74,047	1.42	1.37	1.37	(0.72)		—
Class I	13.22	0.19	—	2.71	2.90	(0.25)		(0.28)	—	(0.53)	2.37	15.59	22.75		64	0.39	0.37	0.37	(0.15)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.24	(0.05)	—	2.33	2.28	—		—	—	—	2.28	15.52	17.22	(f)	952	0.97 (e)	0.96 (e)	0.96 (e)	(0.91	)%(e)	—
Class R4	13.24	(0.02)	—	2.34	2.32	—		—	—	—	2.32	15.56	17.52	(f)	456	0.71 (e)	0.69 (e)	0.69 (e)	(0.64	)(e)	—
Class R5	13.24	(0.01)	—	2.37	2.36	—		—	—	—	2.36	15.60	17.82	(f)	77	0.42 (e)	0.38 (e)	0.38 (e)	(0.33	)(e)	—
For the Year Ended October 31, 2006
Class A	11.46	0.02	—	1.83	1.85	(0.09)		(0.01)	—	(0.10)	1.75	13.21	16.18		116,198	0.79	0.72	0.72	(0.34)		14
Class B	11.37	(0.12)	—	1.88	1.76	(0.02)		(0.01)	—	(0.03)	1.73	13.10	15.43		33,295	1.62	1.37	1.37	(0.93)		—
Class C	11.37	(0.12)	—	1.88	1.76	(0.02)		(0.01)	—	(0.03)	1.73	13.10	15.43		51,936	1.51	1.37	1.37	(0.92)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.59	(0.01)	—	0.64	0.63	—		—	—	—	0.63	13.22	5.00	(f)	11	0.71 (e)	0.48 (e)	0.48 (e)	(0.45	)(e)	—
For the Year Ended October 31, 2005
Class A	10.38	(0.02)	—	1.12	1.10	(0.02)		—	—	(0.02)	1.08	11.46	10.60		58,087	0.85	0.68	0.68	(0.43)		9
Class B	10.35	(0.08)	—	1.10	1.02	—		—	—	—	1.02	11.37	9.88		20,155	1.64	1.33	1.33	(1.08)		—
Class C	10.35	(0.07)	—	1.09	1.02	—		—	—	—	1.02	11.37	9.88		32,718	1.53	1.34	1.34	(1.08)		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Equity Growth Allocation Fund (formerly known as The Hartford Aggressive Growth Allocation Fund) (g) — (continued)
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	$10.00	$(0.01)	$—	$0.39	$0.38	$—	$—	$—	$—	$0.38	$10.38	3.80	%(f)	$12,415	0.86	%(e)	0.67	%(e)	0.67	%(e)	(0.58	)%(e)	3%
Class B	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	4,532	1.69	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
Class C	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	5,424	1.59	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
The Hartford Equity Income Fund
For the Year Ended October 31, 2007
Class A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16	14.68		758,905	1.22		1.12		1.12		1.93		20
Class B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12	13.69		52,424	2.07		1.97		1.97		1.09		—
Class C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14	13.80		72,690	1.94		1.84		1.84		1.23		—
Class I	13.99	0.31	—	1.69	2.00	(0.33)	(0.54)	—	(0.87)	1.13	15.12	14.96		907	0.92		0.82		0.82		2.18		—
Class Y	14.07	0.31	—	1.72	2.03	(0.33)	(0.54)	—	(0.87)	1.16	15.23	15.12		130,262	0.83		0.73		0.73		2.30		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.97	0.17	—	1.24	1.41	(0.17)	—	—	(0.17)	1.24	15.21	10.11	(f)	95	1.60	(e)	1.50	(e)	1.50	(e)	1.51	(e)	—
Class R4	13.97	0.23	—	1.22	1.45	(0.20)	—	—	(0.20)	1.25	15.22	10.44	(f)	11	1.28	(e)	1.18	(e)	1.18	(e)	1.84	(e)	—
Class R5	13.97	0.27	—	1.21	1.48	(0.23)	—	—	(0.23)	1.25	15.22	10.67	(f)	11	0.99	(e)	0.89	(e)	0.89	(e)	2.13	(e)	—
For the Year Ended October 31, 2006
Class A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00	18.70		529,664	1.30		1.00		1.00		2.02		24
Class B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97	17.67		43,198	2.14		1.84		1.84		1.19		—
Class C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99	17.88		61,572	2.01		1.71		1.71		1.33		—
Class Y	12.15	0.30	—	1.98	2.28	(0.33)	(0.03)	—	(0.36)	1.92	14.07	19.18		7,593	0.88		0.58		0.58		2.26		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	13.52	0.08	—	0.46	0.54	(0.07)	—	—	(0.07)	0.47	13.99	4.05	(f)	106	1.37	(e)	0.80	(e)	0.80	(e)	1.32	(e)	—
For the Year Ended October 31, 2005
Class A	11.28	0.27	—	0.82	1.09	(0.26)	(0.02)	—	(0.28)	0.81	12.09	9.74		379,604	1.34		0.51		0.51		2.41		23
Class B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07	8.84		33,989	2.18		1.38		1.38		1.53		—
Class C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08	9.00		53,435	2.03		1.23		1.23		1.70		—
Class Y	11.33	0.32	—	0.83	1.15	(0.31)	(0.02)	—	(0.33)	0.82	12.15	10.22		784	0.91		0.11		0.11		2.79		—
For the Year Ended October 31, 2004
Class A	10.37	0.21	—	0.90	1.11	(0.20)	—	—	(0.20)	0.91	11.28	10.82		211,826	1.40		0.56		0.56		2.26		22
Class B	10.36	0.13	—	0.89	1.02	(0.12)	—	—	(0.12)	0.90	11.26	9.93		18,438	2.20		1.37		1.37		1.46		—
Class C	10.36	0.15	—	0.89	1.04	(0.13)	—	—	(0.13)	0.91	11.27	10.12		44,043	2.02		1.19		1.19		1.64		—
Class Y	10.39	0.24	—	0.95	1.19	(0.25)	—	—	(0.25)	0.94	11.33	11.53		375	0.91		0.11		0.11		2.73		—
From inception August 28, 2003, through October 31, 2003
Class A	10.00	0.02	—	0.35	0.37	—	—	—	—	0.37	10.37	3.70	(f)	26,649	1.53	(e)	0.73	(e)	0.73	(e)	1.81	(e)	1
Class B	10.00	0.01	—	0.35	0.36	—	—	—	—	0.36	10.36	3.60	(f)	2,421	2.27	(e)	1.47	(e)	1.47	(e)	1.10	(e)	—
Class C	10.00	0.01	—	0.35	0.36	—	—	—	—	0.36	10.36	3.60	(f)	7,639	2.15	(e)	1.35	(e)	1.35	(e)	1.23	(e)	—
Class Y	10.00	0.04	—	0.35	0.39	—	—	—	—	0.39	10.39	3.90	(f)	104	0.93	(e)	0.13	(e)	0.13	(e)	2.17	(e)	—
The Hartford Floating Rate Fund
For the Year Ended October 31, 2007
Class A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79	3.54		1,996,644	0.96		0.96		0.96		6.61		62
Class B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79	2.72		71,403	1.80		1.75		1.75		5.84		—
Class C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78	2.67		1,870,911	1.74		1.74		1.74		5.86		—
Class I	10.11	0.70	—	(0.32)	0.38	(0.70)	—	—	(0.70)	(0.32)	9.79	3.84		406,906	0.71		0.71		0.71		6.88		—
Class Y	10.11	0.69	—	(0.32)	0.37	(0.70)	—	—	(0.70)	(0.33)	9.78	3.73		104,762	0.68		0.68		0.68		6.92		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.09	0.54	—	(0.31)	0.23	(0.53)	—	—	(0.53)	(0.30)	9.79	2.31	(f)	285	1.75	(e)	1.25	(e)	1.25	(e)	6.59	(e)	—
Class R4	10.09	0.56	—	(0.32)	0.24	(0.55)	—	—	(0.55)	(0.31)	9.78	2.42	(f)	10	1.18	(e)	1.00	(e)	1.00	(e)	6.58	(e)	—
Class R5	10.09	0.58	—	(0.29)	0.29	(0.57)	—	—	(0.57)	(0.28)	9.81	2.90	(f)	205	0.86	(e)	0.85	(e)	0.85	(e)	6.81	(e)	—
For the Year Ended October 31, 2006
Class A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11	6.56		1,500,394	0.98		0.50		0.50		6.71		33
Class B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11	5.79		42,182	1.83		1.35		1.35		5.84		—
Class C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11	5.86		828,910	1.77		1.28		1.28		5.93		—
Class Y	10.08	0.66	—	0.02	0.68	(0.65)	—	—	(0.65)	0.03	10.11	7.00		50,896	0.65		0.15		0.15		6.89		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.11	0.12	—	—	0.12	(0.12)	—	—	(0.12)	—	10.11	1.21	(f)	61,805	0.74	(e)	0.43	(e)	0.43	(e)	7.99	(e)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09	3.06	(f)	169,485	1.03	(e)	0.29	(e)	0.29	(e)	5.68	(e)	15
Class B	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.66	(f)	5,659	1.89	(e)	1.04	(e)	1.04	(e)	4.91	(e)	—
Class C	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.67	(f)	92,710	1.79	(e)	1.02	(e)	1.02	(e)	5.03	(e)	—
Class Y	10.00	0.23	—	0.08	0.31	(0.23)	—	—	(0.23)	0.08	10.08	3.10	(f)	10,062	0.73	(e)	0.01	(e)	0.01	(e)	6.06	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford Fundamental Growth Fund (formerly known as The Hartford Focus Fund)
For the Year Ended October 31, 2007
Class A	$11.02	$(0.04)	$0.04	$2.93	$2.93	$—	$—	$—	$—	$2.93	$13.95	26.59	%(i)	$39,831	1.50%	1.47%	1.47%	(0.30)%	159%
Class B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40	25.70	(i)	12,307	2.30	2.20	2.20	(1.04)	—
Class C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41	25.68	(i)	13,703	2.22	2.20	2.20	(1.04)	—
Class Y	11.22	0.02	0.04	2.99	3.05	—	—	—	—	3.05	14.27	27.18	(i)	390	1.02	1.02	1.02	0.17	—
For the Year Ended October 31, 2006
Class A	10.26	0.02	—	0.81	0.83	(0.07)	—	—	(0.07)	0.76	11.02	8.07		40,215	1.68	1.50	1.50	0.14	123
Class B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66	7.24		13,162	2.47	2.25	2.25	(0.61)	—
Class C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67	7.34		13,065	2.39	2.25	2.25	(0.61)	—
Class Y	10.44	0.04	—	0.85	0.89	(0.11)	—	—	(0.11)	0.78	11.22	8.57		487	1.18	1.07	1.07	0.56	—
For the Year Ended October 31, 2005
Class A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26	12.31		50,067	1.65	1.60 (i)	1.60 (i)	0.68	112
Class B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		15,156	2.45	2.35 (i)	2.35 (i)	(0.09)	—
Class C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		16,737	2.36	2.35 (i)	2.35 (i)	(0.05)	—
Class Y	9.28	0.13	—	1.06	1.19	(0.03)	—	—	(0.03)	1.16	10.44	12.86		473	1.16	1.16 (i)	1.16 (i)	1.27	—
For the Year Ended October 31, 2004
Class A	8.94	(0.02)	—	0.22	0.20	—	—	—	—	0.20	9.14	2.24	(i)	67,212	1.62	1.62 (i)	1.62 (i)	(0.25)	104
Class B	8.79	(0.10)	—	0.23	0.13	—	—	—	—	0.13	8.92	1.48	(i)	18,610	2.36	2.35 (i)	2.35 (i)	(0.98)	—
Class C	8.78	(0.10)	0.01	0.23	0.14	—	—	—	—	0.14	8.92	1.59	(i)	23,901	2.28	2.28 (i)	2.28 (i)	(0.91)	—
Class Y	9.04	0.03	—	0.21	0.24	—	—	—	—	0.24	9.28	2.65		815	1.11	1.11 (i)	1.11 (i)	0.27	—
For the Year Ended October 31, 2003
Class A	7.32	(0.02)	—	1.64	1.62	—	—	—	—	1.62	8.94	22.13		70,002	1.76	1.65	1.65	(0.29)	138
Class B	7.25	(0.08)	—	1.62	1.54	—	—	—	—	1.54	8.79	21.24		21,058	2.49	2.35	2.35	(1.00)	—
Class C	7.24	(0.08)	—	1.62	1.54	—	—	—	—	1.54	8.78	21.27		27,158	2.36	2.35	2.35	(0.99)	—
Class Y	7.37	0.01	—	1.66	1.67	—	—	—	—	1.67	9.04	22.66		719	1.17	1.17	1.17	0.17	—
The Hartford Global Communications Fund
For the Year Ended October 31, 2007
Class A	8.05	0.02	—	3.07	3.09	(0.13)	(0.02)	—	(0.15)	2.94	10.99	39.03	(i)	29,950	1.61	1.60	1.60	0.30	102
Class B	7.81	(0.04)	—	2.97	2.93	(0.11)	(0.02)	—	(0.13)	2.80	10.61	38.02	(i)	6,161	2.49	2.30	2.30	(0.40)	—
Class C	7.80	(0.01)	—	2.93	2.92	(0.11)	(0.02)	—	(0.13)	2.79	10.59	37.97	(i)	11,019	2.34	2.34	2.34	(0.47)	—
Class Y	8.23	0.10	—	3.10	3.20	(0.18)	(0.02)	—	(0.20)	3.00	11.23	39.58	(i)	1,006	1.11	1.11	1.11	0.88	—
For the Year Ended October 31, 2006
Class A	7.12	0.15	—	0.88	1.03	(0.10)	—	—	(0.10)	0.93	8.05	14.60		17,091	1.89	1.15	1.15	1.83	104
Class B	6.92	0.09	—	0.87	0.96	(0.07)	—	—	(0.07)	0.89	7.81	13.93		4,124	2.87	1.78	1.78	1.18	—
Class C	6.91	0.06	—	0.88	0.94	(0.05)	—	—	(0.05)	0.89	7.80	13.74		5,321	2.74	1.90	1.90	1.01	—
Class Y	7.27	0.17	—	0.92	1.09	(0.13)	—	—	(0.13)	0.96	8.23	15.14		992	1.41	0.75	0.75	2.09	—
For the Year Ended October 31, 2005
Class A	5.48	0.09	—	1.60	1.69	(0.05)	—	—	(0.05)	1.64	7.12	31.01		15,986	2.01	1.51	1.51	1.75	45
Class B	5.34	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.92	29.92		2,815	3.22	2.26	2.26	1.02	—
Class C	5.33	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.91	29.97		2,765	2.94	2.25	2.25	1.08	—
Class Y	5.60	0.02	—	1.73	1.75	(0.08)	—	—	(0.08)	1.67	7.27	31.36		638	1.36	1.06	1.06	2.10	—
For the Year Ended October 31, 2004 (h)
Class A	4.67	0.06	—	0.75	0.81	—	—	—	—	0.81	5.48	17.34		8,929	1.93	1.65	1.65	1.08	85
Class B	4.58	0.02	—	0.74	0.76	—	—	—	—	0.76	5.34	16.59		1,482	3.32	2.35	2.35	0.37	—
Class C	4.57	0.02	—	0.74	0.76	—	—	—	—	0.76	5.33	16.63		1,306	2.97	2.35	2.35	0.43	—
Class Y	4.74	0.09	—	0.77	0.86	—	—	—	—	0.86	5.60	18.14		170	1.30	1.20	1.20	1.69	—
For the Year Ended October 31, 2003
Class A	3.24	(0.01)	—	1.44	1.43	—	—	—	—	1.43	4.67	44.14		6,419	1.95	1.65	1.65	(0.08)	100
Class B	3.19	(0.03)	—	1.42	1.39	—	—	—	—	1.39	4.58	43.57		1,555	2.68	2.35	2.35	(0.79)	—
Class C	3.19	(0.03)	—	1.41	1.38	—	—	—	—	1.38	4.57	43.26		1,305	2.55	2.35	2.35	(0.77)	—
Class Y	3.26	0.01	—	1.47	1.48	—	—	—	—	1.48	4.74	45.40		724	1.35	1.20	1.20	0.38	—
The Hartford Global Financial Services Fund
For the Year Ended October 31, 2007
Class A	14.01	0.17	—	0.94	1.11	(0.11)	(0.85)	—	(0.96)	0.15	14.16	8.42	(i)	24,420	1.61	1.60	1.60	1.31	104
Class B	13.74	0.10	—	0.90	1.00	(0.02)	(0.85)	—	(0.87)	0.13	13.87	7.75	(i)	3,803	2.62	2.22	2.22	0.70	—
Class C	13.73	0.07	—	0.91	0.98	(0.04)	(0.85)	—	(0.89)	0.09	13.82	7.57	(i)	5,164	2.43	2.35	2.35	0.58	—
Class Y	14.16	0.24	—	0.95	1.19	(0.15)	(0.85)	—	(1.00)	0.19	14.35	8.91	(i)	1,506	1.14	1.14	1.14	1.85	—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Global Financial Services Fund — (continued)
For the Year Ended October 31, 2006
Class A	$11.60	$0.12	$—	$2.40	$2.52	$(0.11)	$—	$—	$(0.11)	$2.41	$14.01	21.87%		$21,369	1.80%	1.15%	1.15%	1.11%		52%
Class B	11.39	0.08	—	2.31	2.39	(0.04)	—	—	(0.04)	2.35	13.74	21.06		3,828	2.81	1.78	1.78	0.49		—
Class C	11.39	0.05	—	2.32	2.37	(0.03)	—	—	(0.03)	2.34	13.73	20.88		4,082	2.65	1.90	1.90	0.35		—
Class Y	11.73	0.19	—	2.40	2.59	(0.16)	—	—	(0.16)	2.43	14.16	22.24		942	1.34	0.75	0.75	1.52		—
For the Year Ended October 31, 2005
Class A	10.44	0.11	—	1.18	1.29	(0.13)	—	—	(0.13)	1.16	11.60	12.39		13,958	1.88	1.51	1.51	0.91		33
Class B	10.26	0.01	—	1.18	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		3,147	2.91	2.28	2.28	0.15		—
Class C	10.26	0.02	—	1.17	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		2,769	2.77	2.27	2.27	0.16		—
Class Y	10.55	0.12	—	1.24	1.36	(0.18)	—	—	(0.18)	1.18	11.73	12.91		773	1.36	1.09	1.09	1.30		—
For the Year Ended October 31, 2004 (h)
Class A	9.71	0.12	—	0.69	0.81	(0.08)	—	—	(0.08)	0.73	10.44	8.42		12,910	1.78	1.65	1.65	1.17		85
Class B	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		3,043	2.80	2.35	2.35	0.44		—
Class C	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		2,459	2.68	2.35	2.35	0.44		—
Class Y	9.79	0.17	—	0.71	0.88	(0.12)	—	—	(0.12)	0.76	10.55	9.06		642	1.27	1.20	1.20	1.54		—
For the Year Ended October 31, 2003
Class A	8.03	0.07	—	1.65	1.72	(0.04)	—	—	(0.04)	1.68	9.71	21.48		12,652	1.90	1.65	1.65	0.93		93
Class B	7.92	0.02	—	1.61	1.63	—	—	—	—	1.63	9.55	20.58		3,681	2.62	2.35	2.35	0.22		—
Class C	7.92	0.02	—	1.61	1.63	—	—	—	—	1.63	9.55	20.58		3,197	2.50	2.35	2.35	0.23		—
Class Y	8.10	0.13	—	1.64	1.77	(0.08)	—	—	(0.08)	1.69	9.79	22.01		1,580	1.31	1.20	1.20	1.38		—
The Hartford Global Growth Fund (formerly known as The Hartford Global Leaders Fund)
For the Year Ended October 31, 2007
Class A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97	35.85	(i)	492,466	1.48	1.48	1.48	(0.62)		85
Class B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27	34.81	(i)	78,931	2.40	2.19	2.19	(1.33)		—
Class C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40	34.94	(i)	75,742	2.15	2.15	2.15	(1.29)		—
Class Y	20.14	—	0.06	6.97	7.03	—	(0.98)	—	(0.98)	6.05	26.19	36.61	(i)	195,998	0.89	0.89	0.89	(0.01)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	20.00	(0.14)	—	6.16	6.02	—	—	—	—	6.02	26.02	30.10	(f)	13	1.65 (e)	1.65 (e)	1.65 (e)	(0.78	)(e)	—
Class R4	20.00	(0.09)	—	6.18	6.09	—	—	—	—	6.09	26.09	30.45	(f)	13	1.34 (e)	1.34 (e)	1.34 (e)	(0.47	)(e)	—
Class R5	20.00	(0.03)	—	6.18	6.15	—	—	—	—	6.15	26.15	30.75	(f)	13	1.05 (e)	1.05 (e)	1.05 (e)	(0.17	)(e)	—
For the Year Ended October 31, 2006 (h)
Class A	16.80	(0.05)	—	2.81	2.76	(0.02)	(0.19)	—	(0.21)	2.55	19.35	16.58		417,840	1.53	1.48	1.48	(0.25)		125
Class B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23	15.80		74,805	2.44	2.18	2.18	(0.95)		—
Class C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31	15.72		66,121	2.20	2.20	2.20	(0.98)		—
Class Y	17.46	0.06	—	2.91	2.97	(0.10)	(0.19)	—	(0.29)	2.68	20.14	17.25		169,270	0.93	0.93	0.93	0.31		—
For the Year Ended October 31, 2005
Class A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80	1.88		419,648	1.58	1.48	1.48	0.41		270
Class B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93	1.02		78,986	2.51	2.35	2.35	(0.45)		—
Class C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01	1.07		71,623	2.25	2.25	2.25	(0.34)		—
Class Y	17.06	0.13	—	0.27	0.40	—	—	—	—	0.40	17.46	2.34		83,896	0.97	0.97	0.97	0.87		—
For the Year Ended October 31, 2004
Class A	13.96	(0.06)	—	2.59	2.53	—	—	—	—	2.53	16.49	18.12		466,013	1.62	1.62	1.62	(0.36)		271
Class B	13.45	(0.17)	—	2.49	2.32	—	—	—	—	2.32	15.77	17.25		90,179	2.52	2.35	2.35	(1.09)		—
Class C	13.49	(0.15)	—	2.50	2.35	—	—	—	—	2.35	15.84	17.42		87,518	2.24	2.24	2.24	(0.98)		—
Class Y	14.34	0.03	—	2.69	2.72	—	—	—	—	2.72	17.06	18.97		58,791	0.93	0.93	0.93	0.31		—
For the Year Ended October 31, 2003
Class A	11.21	(0.03)	—	2.78	2.75	—	—	—	—	2.75	13.96	24.53		464,610	1.62	1.61	1.61	(0.29)		320
Class B	10.88	(0.12)	—	2.69	2.57	—	—	—	—	2.57	13.45	23.62		78,923	2.36	2.35	2.35	(1.01)		—
Class C	10.90	(0.11)	—	2.70	2.59	—	—	—	—	2.59	13.49	23.76		78,303	2.23	2.23	2.23	(0.89)		—
Class Y	11.45	0.03	—	2.86	2.89	—	—	—	—	2.89	14.34	25.24		19,043	1.00	1.00	1.00	0.28		—
The Hartford Global Health Fund
For the Year Ended October 31, 2007
Class A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85	9.96	(i)	509,341	1.41	1.41	1.41	(0.25)%		41
Class B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67	8.92	(i)	82,932	2.30	2.29	2.29	(1.15)		—
Class C	16.93	(0.15)	—	1.61	1.46	—	(0.68)	—	(0.68)	0.78	17.71	9.11	(i)	137,101	2.15	2.15	2.15	(0.99)		—
Class I	17.86	0.01	—	1.77	1.78	—	(0.68)	—	(0.68)	1.10	18.96	10.48	(i)	15,017	1.07	1.07	1.07	0.08		—
Class Y	18.57	0.04	—	1.81	1.85	—	(0.68)	—	(0.68)	1.17	19.74	10.45	(i)	213,110	0.95	0.95	0.95	0.20		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Global Health Fund — (continued)
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	$18.27	$(0.02)	$—	$1.34	$1.32	$—	$—	$—	$—	$1.32	$19.59	7.22	%(f)	$112	1.75	%(e)	1.75	%(e)	1.75	%(e)	(0.50	)%(e)	—%
Class R4	18.27	—	—	1.39	1.39	—	—	—	—	1.39	19.66	7.61	(f)	494	1.41	(e)	1.41	(e)	1.41	(e)	0.00	(e)	—
Class R5	18.27	—	—	1.43	1.43	—	—	—	—	1.43	19.70	7.83	(f)	434	1.14	(e)	1.14	(e)	1.14	(e)	0.00	(e)	—
For the Year Ended October 31, 2006
Class A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84	14.96		370,285	1.61		1.60		1.60		(0.53)		30
Class B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92	14.10		80,574	2.45		2.32		2.32		(1.27)		—
Class C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93	14.17		97,956	2.31		2.31		2.31		(1.25)		—
Class Y	17.05	(0.01)	—	2.53	2.52	—	(1.00)	—	(1.00)	1.52	18.57	15.56		192,814	1.08		1.08		1.08		(0.03)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.34	—	—	0.52	0.52	—	—	—	—	0.52	17.86	3.00	(f)	785	1.26	(e)	1.15	(e)	1.15	(e)	(0.20	)(e)	—
For the Year Ended October 31, 2005
Class A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50	15.67		209,835	1.71%		1.60%		1.60%		(0.55)%		50
Class B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81	14.86		71,204	2.52		2.35		2.35		(1.30)		—
Class C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81	14.78		72,546	2.36		2.35		2.35		(1.30)		—
Class Y	15.41	(0.01)	—	2.42	2.41	—	(0.77)	—	(0.77)	1.64	17.05	16.19		169,698	1.08		1.08		1.08		(0.12)		—
For the Year Ended October 31, 2004
Class A	13.80	(0.10)	—	1.36	1.26	—	(0.06)	—	(0.06)	1.20	15.00	9.21		170,672	1.81		1.65		1.65		(0.68)		41
Class B	13.43	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.50	8.49		66,035	2.55		2.35		2.35		(1.38)		—
Class C	13.44	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.51	8.49		61,390	2.37		2.35		2.35		(1.38)		—
Class Y	14.09	(0.02)	—	1.40	1.38	—	(0.06)	—	(0.06)	1.32	15.41	9.88		1,299	1.12		1.12		1.12		(0.14)		—
For the Year Ended October 31, 2003
Class A	11.42	(0.07)	—	2.75	2.68	—	(0.30)	—	(0.30)	2.38	13.80	24.02		126,630	1.76		1.65		1.65		(0.62)		37
Class B	11.20	(0.15)	—	2.68	2.53	—	(0.30)	—	(0.30)	2.23	13.43	23.13		56,378	2.49		2.35		2.35		(1.31)		—
Class C	11.21	(0.15)	—	2.68	2.53	—	(0.30)	—	(0.30)	2.23	13.44	23.11		51,606	2.36		2.35		2.35		(1.31)		—
Class Y	11.61	(0.02)	—	2.80	2.78	—	(0.30)	—	(0.30)	2.48	14.09	24.50		1,095	1.19		1.19		1.19		(0.15)		—
The Hartford Global Technology Fund
For the Year Ended October 31, 2007
Class A	5.67	(0.05)	—	1.61	1.56	—	—	—	—	1.56	7.23	27.51	(i)	46,765	1.84		1.44		1.44		(0.87)		146
Class B	5.41	(0.09)	—	1.53	1.44	—	—	—	—	1.44	6.85	26.62	(i)	14,552	2.74		2.05		2.05		(1.47)		—
Class C	5.40	(0.10)	—	1.52	1.42	—	—	—	—	1.42	6.82	26.30	(i)	15,462	2.47		2.31		2.31		(1.75)		—
Class Y	5.82	(0.03)	—	1.66	1.63	—	—	—	—	1.63	7.45	28.01	(i)	2,710	1.10		1.10		1.10		(0.53)		—
For the Year Ended October 31, 2006
Class A	4.97	(0.04)	—	0.74	0.70	—	—	—	—	0.70	5.67	14.08		33,424	2.10		1.36		1.36		(0.78)		144
Class B	4.77	(0.08)	—	0.72	0.64	—	—	—	—	0.64	5.41	13.42		12,729	2.96		1.99		1.99		(1.41)		—
Class C	4.77	(0.09)	—	0.72	0.63	—	—	—	—	0.63	5.40	13.21		11,521	2.71		2.24		2.24		(1.67)		—
Class Y	5.09	(0.03)	—	0.76	0.73	—	—	—	—	0.73	5.82	14.34		1,137	1.26		1.20		1.20		(0.62)		—
For the Year Ended October 31, 2005
Class A	4.42	—	—	0.55	0.55	—	—	—	—	0.55	4.97	12.44		27,620	2.22		1.60		1.60		—		132
Class B	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		12,409	3.05		2.35		2.35		(0.79)		—
Class C	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		10,712	2.75		2.35		2.35		(0.65)		—
Class Y	4.51	0.03	—	0.55	0.58	—	—	—	—	0.58	5.09	12.86		938	1.22		1.20		1.20		0.58		—
For the Year Ended October 31, 2004
Class A	4.68	(0.07)	—	(0.19)	(0.26)	—	—	—	—	(0.26)	4.42	(5.56)		31,418	2.14		1.65		1.65		(1.37)		165
Class B	4.56	(0.10)	—	(0.18)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		12,978	2.96		2.35		2.35		(2.07)		—
Class C	4.56	(0.11)	—	(0.17)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		13,891	2.62		2.35		2.35		(2.07)		—
Class Y	4.75	(0.04)	—	(0.20)	(0.24)	—	—	—	—	(0.24)	4.51	(5.05)		1,186	1.15		1.15		1.15		(0.85)		—
For the Year Ended October 31, 2003
Class A	2.98	(0.04)	—	1.74	1.70	—	—	—	—	1.70	4.68	57.05		32,388	1.77		1.65		1.65		(1.28)		163
Class B	2.92	(0.06)	—	1.70	1.64	—	—	—	—	1.64	4.56	56.16		13,991	2.50		2.35		2.35		(1.98)		—
Class C	2.92	(0.06)	—	1.70	1.64	—	—	—	—	1.64	4.56	56.16		16,513	2.37		2.35		2.35		(1.99)		—
Class Y	3.01	(0.03)	—	1.77	1.74	—	—	—	—	1.74	4.75	57.81		886	1.18		1.18		1.18		(0.82)		—
The Hartford Growth Allocation Fund (g)(p)
For the Year Ended October 31, 2007
Class A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51	19.35		503,345	0.60		0.60		0.60		0.93		39
Class B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.40		143,140	1.41		1.32		1.32		0.22		—
Class C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.44		238,997	1.34		1.31		1.31		0.25		—
Class I	12.67	0.26	—	2.14	2.40	(0.30)	(0.28)	—	(0.58)	1.82	14.49	19.71		804	0.23		0.23		0.23		0.58		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Growth Allocation Fund (g)(p) — (continued)
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	$12.59	$(0.02)	$—	$1.89	$1.87	$—	$—	$—	$—	$1.87	$14.46	14.85	%(f)	$53	0.95	%(e)	0.93	%(e)	0.93	%(e)	(0.26	)%(e)	—%
Class R4	12.59	—	—	1.92	1.92	—	—	—	—	1.92	14.51	15.25	(f)	325	0.66	(e)	0.65	(e)	0.65	(e)	(0.01	)(e)	—
Class R5	12.59	—	—	1.95	1.95	—	—	—	—	1.95	14.54	15.49	(f)	782	0.38	(e)	0.38	(e)	0.38	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66	13.64		370,088	0.69		0.67		0.67		0.49		13
Class B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		107,818	1.51		1.32		1.32		(0.15)		—
Class C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		181,434	1.44		1.32		1.32		(0.16)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.16	(0.01)	—	0.52	0.51	—	—	—	—	0.51	12.67	4.19	(f)	10	0.66	(e)	0.42	(e)	0.42	(e)	0.16	(e)	—
For the Year Ended October 31, 2005
Class A	10.36	0.05	—	0.89	0.94	(0.03)	—	—	(0.03)	0.91	11.27	9.12		205,331	0.72		0.64		0.64		0.42		1
Class B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19	8.37		65,739	1.53		1.29		1.29		(0.23)		—
Class C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19	8.47		100,339	1.47		1.29		1.29		(0.23)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	—	—	0.36	0.36	—	—	—	—	0.36	10.36	3.60	(f)	43,279	0.72	(e)	0.63	(e)	0.63	(e)	0.13	(e)	—
Class B	10.00	(0.01)	—	0.35	0.34	—	—	—	—	0.34	10.34	3.40	(f)	14,177	1.52	(e)	1.28	(e)	1.28	(e)	(0.53	)(e)	—
Class C	10.00	(0.01)	—	0.34	0.33	—	—	—	—	0.33	10.33	3.30	(f)	21,221	1.44	(e)	1.28	(e)	1.28	(e)	(0.52	)(e)	—
The Hartford Growth Fund
For the Year Ended October 31, 2007
Class A	18.45	(0.07)	—	4.17	4.10	—	(1.30)	—	(1.30)	2.80	21.25	23.92	(i)	627,677	1.27		1.27		1.27		(0.35)		89
Class B	16.25	(0.21)	—	3.65	3.44	—	(1.30)	—	(1.30)	2.14	18.39	23.02	(i)	41,359	2.22		2.09		2.09		(1.17)		—
Class C	16.29	(0.19)	—	3.65	3.46	—	(1.30)	—	(1.30)	2.16	18.45	23.10	(i)	85,303	1.98		1.98		1.98		(1.06)		—
Class I	18.46	—	—	4.18	4.18	—	(1.30)	—	(1.30)	2.88	21.34	24.37	(i)	35,626	0.91		0.91		0.91		0.02		—
Class L (k)	18.69	(0.05)	—	4.26	4.21	—	(1.30)	—	(1.30)	2.91	21.60	24.22	(i)	323,581	1.06		1.05		1.05		(0.27)		—
Class Y	18.89	0.02	—	4.29	4.31	—	(1.30)	—	(1.30)	3.01	21.90	24.52	(i)	103,251	0.81		0.81		0.81		0.10		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	18.15	(0.08)	—	3.69	3.61	—	—	—	—	3.61	21.76	19.89	(f)	16	1.56	(e)	1.56	(e)	1.56	(e)	(0.67	)(e)	—
Class R4	18.15	(0.01)	—	3.68	3.67	—	—	—	—	3.67	21.82	20.22	(f)	282	1.17	(e)	1.17	(e)	1.17	(e)	(0.28	)(e)	—
Class R5	18.15	—	—	3.72	3.72	—	—	—	—	3.72	21.87	20.50	(f)	63	0.90	(e)	0.90	(e)	0.90	(e)	(0.01	)(e)	—
For the Year Ended October 31, 2006
Class A	17.32	(0.07)	—	1.20	1.13	—	—	—	—	1.13	18.45	6.52		707,000	1.34		1.33		1.33		(0.38)		92
Class B	15.38	(0.20)	—	1.07	0.87	—	—	—	—	0.87	16.25	5.66		44,064	2.22		2.09		2.09		(1.14)		—
Class C	15.40	(0.18)	—	1.07	0.89	—	—	—	—	0.89	16.29	5.78		85,469	2.02		2.02		2.02		(1.07)		—
Class L	17.50	(0.02)	—	1.21	1.19	—	—	—	—	1.19	18.69	6.80		274,890	1.05		1.05		1.05		(0.10)		—
Class Y	17.65	0.01	—	1.23	1.24	—	—	—	—	1.24	18.89	7.03		130,594	0.83		0.83		0.83		0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.64	—	—	0.82	0.82	—	—	—	—	0.82	18.46	4.65	(f)	1,961	0.96	(e)	0.96	(e)	0.96	(e)	(0.52	)(e)	—
For the Year Ended October 31, 2005
Class A	16.19	(0.04)	—	1.17	1.13	—	—	—	—	1.13	17.32	6.98		635,057	1.40		1.33		1.33		(0.30)		77
Class B	14.49	(0.15)	—	1.04	0.89	—	—	—	—	0.89	15.38	6.14		46,251	2.27		2.15		2.15		(1.09)		—
Class C	14.50	(0.13)	—	1.03	0.90	—	—	—	—	0.90	15.40	6.21		82,481	2.05		2.05		2.05		(1.01)		—
Class L	16.32	0.01	—	1.17	1.18	—	—	—	—	1.18	17.50	7.23		295,731	1.06		1.06		1.06		0.05		—
Class Y	16.42	0.01	—	1.22	1.23	—	—	—	—	1.23	17.65	7.49		52,992	0.85		0.85		0.85		0.10		—
For the Year Ended October 31, 2004
Class A	15.19	(0.08)	—	1.08	1.00	—	—	—	—	1.00	16.19	6.58		384,160	1.55		1.45		1.45		(0.84)		66
Class B	13.70	(0.15)	—	0.94	0.79	—	—	—	—	0.79	14.49	5.77		32,440	2.33		2.15		2.15		(1.54)		—
Class C	13.70	(0.12)	—	0.92	0.80	—	—	—	—	0.80	14.50	5.84		47,575	2.07		2.07		2.07		(1.45)		—
Class L	15.26	(0.08)	—	1.14	1.06	—	—	—	—	1.06	16.32	6.95		310,084	1.08		1.08		1.08		(0.48)		—
Class Y	15.31	—	—	1.11	1.11	—	—	—	—	1.11	16.42	7.25		11,926	0.87		0.87		0.87		(0.18)		—
For the Year Ended October 31, 2003
Class A	11.90	(0.03)	—	3.32	3.29	—	—	—	—	3.29	15.19	27.65		72,186	1.52		1.45		1.45		(0.65)		129
Class B	10.80	(0.07)	—	2.97	2.90	—	—	—	—	2.90	13.70	26.85		11,552	2.26		2.12		2.12		(1.35)		—
Class C	10.80	(0.07)	—	2.97	2.90	—	—	—	—	2.90	13.70	26.85		11,896	2.15		2.15		2.15		(1.36)		—
Class L	11.91	(0.05)	—	3.40	3.35	—	—	—	—	3.35	15.26	28.13		316,451	1.15		1.15		1.15		(0.34)		—
Class Y	11.94	(0.03)	—	3.40	3.37	—	—	—	—	3.37	15.31	28.22		1	0.96		0.96		0.96		(0.17)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2007
Class A	$29.33	$(0.03)	$0.01	$11.05	$11.03	$—	$(2.12)	$—	$(2.12)	$8.91	$38.24	40.39	%(i)	$989,969	1.42%	1.31%	1.31%	(0.12)%		120%
Class B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23	39.29	(i)	56,396	2.18	2.11	2.11	(0.88)		—
Class C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27	39.40	(i)	201,274	1.98	1.98	1.98	(0.82)		—
Class I	29.34	0.01	—	11.16	11.17	—	(2.12)	—	(2.12)	9.05	38.39	40.89	(i)	40,678	0.86	0.86	0.86	0.09		—
Class L (l)	29.73	0.04	0.01	11.25	11.30	—	(2.12)	—	(2.12)	9.18	38.91	40.77	(i)	789,757	1.05	1.04	1.04	0.12		—
Class Y (l)	30.04	0.15	0.01	11.35	11.51	—	(2.12)	—	(2.12)	9.39	39.43	41.07	(i)	138,065	0.80	0.80	0.80	0.53		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	29.39	(0.08)	—	9.87	9.79	—	—	—	—	9.79	39.18	33.31	(f)	323	1.58 (e)	1.58 (e)	1.58 (e)	(0.69	)(e)	—
Class R4	29.39	(0.01)	—	9.95	9.94	—	—	—	—	9.94	39.33	33.82	(f)	3,402	1.23 (e)	1.23 (e)	1.23 (e)	(0.18	)(e)	—
Class R5	29.39	—	—	10.00	10.00	—	—	—	—	10.00	39.39	34.03	(f)	81	0.92 (e)	0.92 (e)	0.92 (e)	0.01	(e)	—
For the Year Ended October 31, 2006
Class A	27.84	(0.07)	—	3.59	3.52	—	(2.03)	—	(2.03)	1.49	29.33	13.35		420,220	1.60	1.20	1.20	(0.31)%		131
Class B	24.42	(0.25)	—	3.09	2.84	—	(2.03)	—	(2.03)	0.81	25.23	12.36		33,670	2.26	2.08	2.08	(1.18)		—
Class C	24.42	(0.23)	—	3.08	2.85	—	(2.03)	—	(2.03)	0.82	25.24	12.40		47,366	2.09	2.07	2.07	(1.17)		—
Class L	28.17	(0.06)	—	3.65	3.59	—	(2.03)	—	(2.03)	1.56	29.73	13.45		570,541	1.07	1.07	1.07	(0.18)		—
Class Y	28.37	0.02	—	3.68	3.70	—	(2.03)	—	(2.03)	1.67	30.04	13.76		73,685	0.85	0.83	0.83	0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	27.95	(0.01)	—	1.40	1.39	—	—	—	—	1.39	29.34	4.97	(f)	74	1.15 (e)	1.11 (e)	1.11 (e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	23.49	(0.06)	—	4.41	4.35	—	—	—	—	4.35	27.84	18.52		222,682	1.54	1.36	1.36	(0.45)		156
Class B	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		20,002	2.39	2.15	2.15	(1.27)		—
Class C	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		18,842	2.13	2.13	2.13	(1.26)		—
Class L	23.71	(0.06)	—	4.52	4.46	—	—	—	—	4.46	28.17	18.81		556,462	1.09	1.09	1.09	(0.22)		—
Class Y	23.82	—	—	4.55	4.55	—	—	—	—	4.55	28.37	19.10		28,441	0.88	0.88	0.88	—		—
For the Year Ended October 31, 2004
Class A	21.25	(0.17)	—	2.41	2.24	—	—	—	—	2.24	23.49	10.54		54,652	1.52	1.45	1.45	(0.94)		130
Class B	18.91	(0.26)	—	2.12	1.86	—	—	—	—	1.86	20.77	9.84		11,518	2.45	2.14	2.14	(1.64)		—
Class C	18.91	(0.28)	—	2.14	1.86	—	—	—	—	1.86	20.77	9.84		11,899	2.11	2.11	2.11	(1.61)		—
Class L	21.36	(0.14)	—	2.49	2.35	—	—	—	—	2.35	23.71	11.00		518,009	1.08	1.08	1.08	(0.58)		—
Class Y	21.42	(0.01)	—	2.41	2.40	—	—	—	—	2.40	23.82	11.20		4,792	0.82	0.82	0.82	(0.33)		—
For the Year Ended October 31, 2003
Class A	15.31	(0.07)	—	6.01	5.94	—	—	—	—	5.94	21.25	38.80		17,149	1.49	1.45	1.45	(0.88)		158
Class B	13.71	(0.12)	—	5.32	5.20	—	—	—	—	5.20	18.91	37.93		4,470	2.22	2.15	2.15	(1.58)		—
Class C	13.70	(0.09)	—	5.30	5.21	—	—	—	—	5.21	18.91	38.03		5,238	2.10	2.10	2.10	(1.54)		—
Class L	15.33	(0.10)	—	6.13	6.03	—	—	—	—	6.03	21.36	39.34		517,892	1.10	1.10	1.10	(0.56)		—
Class Y	15.35	(0.07)	—	6.14	6.07	—	—	—	—	6.07	21.42	39.54		1	0.91	0.91	0.91	(0.38)		—
The Hartford High Yield Fund
For the Year Ended October 31, 2007
Class A	7.93	0.58	—	(0.01)	0.57	(0.58)	—	—	(0.58)	(0.01)	7.92	7.36		171,505	1.36	1.15	1.15	7.26		145
Class B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91	6.56		31,591	2.17	1.90	1.90	6.51		—
Class C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91	6.63		35,066	2.03	1.83	1.83	6.58		—
Class Y	7.92	0.71	—	(0.09)	0.62	(0.61)	—	—	(0.61)	0.01	7.93	7.96		4,897	0.87	0.67	0.67	7.62		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	8.25	0.26	—	(0.33)	(0.07)	(0.25)	—	—	(0.25)	(0.32)	7.93	(0.76	)(i)	149	0.95 (e)	0.75 (e)	0.75 (e)	8.07	(e)	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	8.04	0.48	—	(0.13)	0.35	(0.46)	—	—	(0.46)	(0.11)	7.93	4.49	(f)	10	1.66 (e)	1.40 (e)	1.40 (e)	6.99	(e)	—
Class R4	8.04	0.50	—	(0.13)	0.37	(0.48)	—	—	(0.48)	(0.11)	7.93	4.75	(f)	10	1.34 (e)	1.10 (e)	1.10 (e)	7.29	(e)	—
Class R5	8.04	0.52	—	(0.13)	0.39	(0.50)	—	—	(0.50)	(0.11)	7.93	4.96	(f)	11	1.06 (e)	0.85 (e)	0.85 (e)	7.54	(e)	—
For the Year Ended October 31, 2006
Class A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93	9.57		190,479	1.36	1.20	1.20	6.87		147
Class B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92	8.90		37,189	2.17	1.95	1.95	6.10		—
Class C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92	8.84		39,991	2.04	1.89	1.89	6.15		—
Class Y	7.75	0.58	—	0.17	0.75	(0.58)	—	—	(0.58)	0.17	7.92	10.11		24,374	0.88	0.73	0.73	7.33		—
For the Year Ended October 31, 2005
Class A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76	0.97		188,599	1.33	1.33	1.33	5.86		113
Class B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74	0.08		47,071	2.12	2.10	2.10	5.09		—
Class C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75	0.30		50,945	2.00	2.00	2.00	5.18		—
Class Y	8.17	0.52	—	(0.40)	0.12	(0.54)	—	—	(0.54)	(0.42)	7.75	1.43		25,974	0.87	0.87	0.87	6.40		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford High Yield Fund — (continued)
For the Year Ended October 31, 2004 (h)
Class A	$7.94	$0.48	$—	$0.23	$0.71	$(0.47)	$—	$—	$(0.47)	$0.24	$8.18	9.26	%(i)	$247,364	1.35%		1.35%		1.35%		6.03%		86%
Class B	7.93	0.43	—	0.22	0.65	(0.41)	—	—	(0.41)	0.24	8.17	8.45	(i)	63,972	2.07		2.07		2.07		5.32		—
Class C	7.93	0.43	0.01	0.22	0.66	(0.42)	—	—	(0.42)	0.24	8.17	8.54	(i)	71,673	1.98		1.98		1.98		5.40		—
Class Y	7.94	0.39	—	0.36	0.75	(0.52)	—	—	(0.52)	0.23	8.17	9.72		16,410	0.84		0.84		0.84		6.13		—
For the Year Ended October 31, 2003 (h)
Class A	6.73	0.60	—	1.26	1.86	(0.65)	—	—	(0.65)	1.21	7.94	28.69		213,377	1.49		1.40		1.40		7.98		54
Class B	6.72	0.57	—	1.24	1.81	(0.60)	—	—	(0.60)	1.21	7.93	27.83		72,293	2.23		2.10		2.10		7.39		—
Class C	6.72	0.55	—	1.26	1.81	(0.60)	—	—	(0.60)	1.21	7.93	27.84		77,968	2.10		2.10		2.10		7.31		—
Class Y	6.73	0.65	—	1.24	1.89	(0.68)	—	—	(0.68)	1.21	7.94	29.27		1	1.69		0.95		0.95		8.70		—
The Hartford High Yield Municipal Bond Fund (m)
From (date shares became available to the public) May 31, 2007, through October 31, 2007
Class A	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46	(3.41	)(f)	46,261	1.03	(e)	0.25	(e)	0.25	(e)	4.83	(e)	23
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.82	(e)	1.00	(e)	1.00	(e)	4.05	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.81	(e)	1.00	(e)	1.00	(e)	4.19	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.80	(e)	—	(e)	—	(e)	5.22	(e)	—
The Hartford Income Allocation Fund (g)
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.87	4.37		34,347	0.78		0.57		0.57		4.59		35
Class B	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		5,754	1.58		1.27		1.27		3.83		—
Class C	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		8,697	1.55		1.27		1.27		3.84		—
Class I	9.89	0.44	—	0.01	0.45	(0.47)	—	—	(0.47)	(0.02)	9.87	4.66		1,122	0.49		0.32		0.32		5.12		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.91	0.35	—	(0.04)	0.31	(0.35)	—	—	(0.35)	(0.04)	9.87	3.20	(f)	10	1.18	(e)	0.96	(e)	0.96	(e)	4.19	(e)	—
Class R4	9.91	0.38	—	(0.05)	0.33	(0.38)	—	—	(0.38)	(0.05)	9.86	3.39	(f)	96	0.84	(e)	0.66	(e)	0.66	(e)	4.56	(e)	—
Class R5	9.91	0.41	—	(0.05)	0.36	(0.40)	—	—	(0.40)	(0.04)	9.87	3.72	(f)	10	0.58	(e)	0.36	(e)	0.36	(e)	4.79	(e)	—
For the Year Ended October 31, 2006
Class A	9.89	0.42	—	0.03	0.45	(0.43)	(0.02)	—	(0.45)	—	9.89	4.64		25,383	0.80		0.61		0.61		4.32		38
Class B	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		5,516	1.59		1.31		1.31		3.56		—
Class C	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		8,042	1.53		1.31		1.31		3.53		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	9.84	0.06	—	0.05	0.11	(0.06)	—	—	(0.06)	0.05	9.89	1.17	(f)	10	0.90	(e)	0.37	(e)	0.37	(e)	4.27	(e)	—
For the Year Ended October 31, 2005
Class A	10.15	0.36	—	(0.26)	0.10	(0.36)	—	—	(0.36)	(0.26)	9.89	1.01		19,445	0.76		0.56		0.56		3.75		30
Class B	10.14	0.29	—	(0.26)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.29		4,778	1.56		1.26		1.26		3.09		—
Class C	10.14	0.30	—	(0.27)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.30		7,711	1.51		1.26		1.26		3.04		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.09	—	0.15	0.24	(0.09)	—	—	(0.09)	0.15	10.15	2.42	(f)	10,539	0.73	(e)	0.56	(e)	0.56	(e)	3.21	(e)	3
Class B	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	1,690	1.63	(e)	1.26	(e)	1.26	(e)	2.56	(e)	—
Class C	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	4,880	1.48	(e)	1.26	(e)	1.26	(e)	2.59	(e)	—
The Hartford Income Fund
For the Year Ended October 31, 2007
Class A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14	3.77		98,047	1.08		0.95		0.95		5.72		147
Class B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14	3.00		9,837	1.95		1.70		1.70		4.92		—
Class C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16	3.01		14,263	1.82		1.70		1.70		4.92		—
Class Y	10.32	0.60	—	(0.20)	0.40	(0.60)	—	—	(0.60)	(0.20)	10.12	3.97		213,417	0.68		0.68		0.68		5.95		—
For the Year Ended October 31, 2006
Class A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33	6.24		37,168	1.21		0.95		0.95		5.35		175
Class B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33	5.45		7,224	2.06		1.70		1.70		4.60		—
Class C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35	5.44		8,101	1.96		1.70		1.70		4.61		—
Class Y	10.24	0.56	—	0.08	0.64	(0.56)	—	—	(0.56)	0.08	10.32	6.41		60,690	0.78		0.70		0.70		5.63		—
For the Year Ended October 31, 2005
Class A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24	0.70		28,942	1.20		0.95		0.95		4.80		188
Class B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24	(0.04)		5,973	2.06		1.70		1.70		4.05		—
Class C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26	(0.03)		5,142	1.96		1.70		1.70		4.05		—
Class Y	10.72	0.52	—	(0.42)	0.10	(0.54)	(0.04)	—	(0.58)	(0.48)	10.24	0.98		16,431	0.79		0.70		0.70		5.16		—
For the Year Ended October 31, 2004
Class A	10.53	0.48	—	0.22	0.70	(0.51)	—	—	(0.51)	0.19	10.72	6.85		29,580	1.14		1.00		1.00		4.60		167
Class B	10.53	0.42	—	0.21	0.63	(0.44)	—	—	(0.44)	0.19	10.72	6.10		5,541	1.95		1.70		1.70		3.90		—
Class C	10.55	0.41	—	0.22	0.63	(0.44)	—	—	(0.44)	0.19	10.74	6.09		5,562	1.88		1.70		1.70		3.90		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Income Fund — (continued)
From inception November 28, 2003, through October 31, 2004
Class Y	$10.54	$0.48	$—	$0.20	$0.68	$(0.50)	$—	$—	$(0.50)	$0.18	$10.72	6.57	%(f)	$10	0.73	%(e)	0.70	%(e)	0.70	%(e)	4.89	%(e)	—%
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2007
Class A	10.44	0.39	—	0.21	0.60	(0.38)	—	—	(0.38)	0.22	10.66	5.86		184,558	1.22		1.03		0.85		3.09		608
Class B	10.45	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.64	5.05		68,593	2.01		1.78		1.60		2.51		—
Class C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63	5.05		159,067	1.97		1.78		1.60		2.31		—
Class I	10.44	0.31	—	0.32	0.63	(0.39)	—	—	(0.39)	0.24	10.68	6.22		3,501	0.71		0.61		0.58		2.85		—
Class Y	10.45	0.38	—	0.26	0.64	(0.40)	—	—	(0.40)	0.24	10.69	6.23		164,155	0.82		0.72		0.56		3.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.41	0.39	—	0.22	0.61	(0.35)	—	—	(0.35)	0.26	10.67	5.98	(f)	10	1.59	(e)	1.40	(e)	1.23	(e)	4.36	(e)	—
Class R4	10.41	0.41	—	0.22	0.63	(0.37)	—	—	(0.37)	0.26	10.67	6.15	(f)	10	1.28	(e)	1.15	(e)	0.99	(e)	4.61	(e)	—
Class R5	10.41	0.43	—	0.22	0.65	(0.38)	—	—	(0.38)	0.27	10.68	6.42	(f)	11	0.99	(e)	0.89	(e)	0.72	(e)	4.86	(e)	—
For the Year Ended October 31, 2006
Class A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44	2.29		282,362	1.02		0.95		0.95		4.50		193
Class B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45	1.51		92,340	1.82		1.70		1.70		3.76		—
Class C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44	1.51		247,091	1.78		1.70		1.70		3.72		—
Class Y	10.68	0.51	—	(0.25)	0.26	(0.46)	(0.03)	—	(0.49)	(0.23)	10.45	2.58		140,796	0.68		0.68		0.68		5.05		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.48	0.05	—	(0.05)	—	(0.04)	—	—	(0.04)	(0.04)	10.44	0.04	(f)	18	0.98	(e)	0.70	(e)	0.70	(e)	4.43	(e)	—
For the Year Ended October 31, 2005
Class A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67	2.10		414,778	1.00		0.95		0.95		3.88		71
Class B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68	1.33		119,302	1.81		1.70		1.70		3.09		—
Class C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67	1.24		373,750	1.76		1.70		1.70		3.12		—
Class Y	10.97	0.47	—	(0.22)	0.25	(0.45)	(0.09)	—	(0.54)	(0.29)	10.68	2.29		95,947	0.68		0.68		0.68		4.42		—
For the Year Ended October 31, 2004
Class A	10.63	0.30	—	0.37	0.67	(0.31)	(0.04)	—	(0.35)	0.32	10.95	6.39		313,961	1.04		1.00		1.00		3.04		81
Class B	10.64	0.22	—	0.37	0.59	(0.23)	(0.04)	—	(0.27)	0.32	10.96	5.65		107,964	1.81		1.70		1.70		2.21		—
Class C	10.63	0.23	—	0.37	0.60	(0.23)	(0.04)	—	(0.27)	0.33	10.96	5.74		319,990	1.76		1.70		1.70		2.33		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.57	0.28	—	0.44	0.72	(0.32)	—	—	(0.32)	0.40	10.97	6.89	(f)	23,045	0.65	(e)	0.65	(e)	0.65	(e)	1.55	(e)	—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.27	—	0.62	0.89	(0.26)	—	—	(0.26)	0.63	10.63	9.02	(f)	142,992	1.34	(e)	1.00	(e)	1.00	(e)	2.63	(e)	23
Class B	10.00	0.21	—	0.63	0.84	(0.20)	—	—	(0.20)	0.64	10.64	8.41	(f)	67,986	2.09	(e)	1.70	(e)	1.70	(e)	1.98	(e)	—
Class C	10.00	0.20	—	0.63	0.83	(0.20)	—	—	(0.20)	0.63	10.63	8.31	(f)	160,253	1.95	(e)	1.70	(e)	1.70	(e)	1.97	(e)	—
The Hartford International Growth Fund (formerly known as The Hartford International Capital Appreciation Fund)
For the Year Ended October 31, 2007 (h)
Class A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93	39.31	(i)	431,193	1.49		1.49		1.49		0.14		242
Class B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08	38.11	(i)	51,577	2.36		2.33		2.33		(0.73)		—
Class C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10	38.27	(i)	65,982	2.20		2.20		2.20		(0.61)		—
Class I	14.94	(0.01)	—	5.40	5.39	(0.18)	(1.36)	—	(1.54)	3.85	18.79	39.73	(i)	3,543	1.12		1.12		1.12		(0.06)		—
Class Y	15.17	0.02	—	5.55	5.57	—	(1.36)	—	(1.36)	4.21	19.38	40.01	(i)	76,429	1.03		1.03		1.03		0.17		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	14.79	(0.02)	—	4.47	4.45	—	—	—	—	4.45	19.24	30.09	(f)	15	1.83	(e)	1.83	(e)	1.83	(e)	(0.15	)(e)	—
Class R4	14.79	0.03	—	4.48	4.51	—	—	—	—	4.51	19.30	30.49	(f)	13	1.46	(e)	1.46	(e)	1.46	(e)	0.25	(e)	—
Class R5	14.79	0.07	—	4.49	4.56	—	—	—	—	4.56	19.35	30.83	(f)	13	1.17	(e)	1.17	(e)	1.17	(e)	0.51	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93	24.85		213,186	1.70		1.60		1.60		0.12		165
Class B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		33,252	2.56		2.30		2.30		(0.59)		—
Class C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		43,336	2.40		2.35		2.35		(0.65)		—
Class Y	12.33	0.06	—	3.02	3.08	(0.10)	(0.14)	—	(0.24)	2.84	15.17	25.38		70,777	1.16		1.16		1.16		0.42		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	14.34	(0.02)	—	0.62	0.60	—	—	—	—	0.60	14.94	4.18	(f)	10	1.53	(e)	1.35	(e)	1.35	(e)	(0.49	)(e)	—
For the Year Ended October 31, 2005
Class A	11.59	0.07	—	0.48	0.55	—	—	—	—	0.55	12.14	4.74		131,430	1.77		1.60		1.60		0.66		183
Class B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		22,304	2.66		2.35		2.35		(0.09)		—
Class C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		29,486	2.49		2.35		2.35		(0.07)		—
Class Y	11.72	0.08	—	0.53	0.61	—	—	—	—	0.61	12.33	5.20		74,651	1.22		1.20		1.20		0.98		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford International Growth Fund (formerly known as The Hartford International Capital Appreciation Fund) — (continued)
For the Year Ended October 31, 2004 (h)
Class A	$9.62	$(0.01)	$—	$2.03	$2.02	$—	$(0.05)	$—	$(0.05)	$1.97	$11.59	21.14%		$50,051	1.91%	1.65%	1.65%	(0.10)%	200%
Class B	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		8,968	2.83	2.35	2.35	(0.80)	—
Class C	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		12,906	2.63	2.35	2.35	(0.79)	—
Class Y	9.69	(0.01)	—	2.09	2.08	—	(0.05)	—	(0.05)	2.03	11.72	21.61		28,775	1.31	1.20	1.20	(0.09)	—
For the Year Ended October 31, 2003
Class A	6.93	(0.02)	—	2.72	2.70	(0.01)	—	—	(0.01)	2.69	9.62	38.95		11,362	2.36	1.65	1.65	(0.35)	281
Class B	6.86	(0.04)	—	2.64	2.60	—	—	—	—	2.60	9.46	37.90		2,148	3.08	2.35	2.35	(1.04)	—
Class C	6.86	(0.04)	—	2.64	2.60	—	—	—	—	2.60	9.46	37.90		2,285	2.95	2.35	2.35	(1.01)	—
Class Y	6.98	0.01	—	2.74	2.75	(0.04)	—	—	(0.04)	2.71	9.69	39.57		292	1.80	1.20	1.20	0.16	—
The Hartford International Opportunities Fund
For the Year Ended October 31, 2007
Class A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79	39.15	(i)	241,239	1.49	1.49	1.49	0.31	147
Class B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34	38.17	(i)	37,545	2.46	2.18	2.18	(0.39)	—
Class C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16	38.17	(i)	31,076	2.21	2.21	2.21	(0.42)	—
Class Y	16.67	0.05	—	6.39	6.44	(0.20)	(0.43)	—	(0.63)	5.81	22.48	39.91	(i)	127,314	0.95	0.95	0.95	0.84	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.07	0.06	—	5.20	5.26	—	—	—	—	5.26	22.33	30.81	(f)	28	1.71 (e)	1.71 (e)	1.71 (e)	0.40 (e)	—
Class R4	17.07	0.09	—	5.23	5.32	—	—	—	—	5.32	22.39	31.17	(f)	13	1.41 (e)	1.41 (e)	1.41 (e)	0.53 (e)	—
Class R5	17.07	0.13	—	5.25	5.38	—	—	—	—	5.38	22.45	31.52	(f)	13	1.11 (e)	1.11 (e)	1.11 (e)	0.83 (e)	—
For the Year Ended October 31, 2006 (h)
Class A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13	23.25		159,087	1.61	1.57	1.57	0.84	102
Class B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14	22.59		29,125	2.56	2.15	2.15	0.24	—
Class C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01	22.33		20,782	2.33	2.33	2.33	0.06	—
Class Y	13.55	0.25	—	2.98	3.23	(0.11)	—	—	(0.11)	3.12	16.67	24.00		43,994	1.02	1.02	1.02	1.56	—
For the Year Ended October 31, 2005
Class A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13	17.02		102,393	1.72	1.57	1.57	0.42	119
Class B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35	16.07		23,940	2.68	2.35	2.35	(0.36)	—
Class C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27	16.08		16,896	2.42	2.35	2.35	(0.37)	—
Class Y	11.53	0.12	—	1.90	2.02	—	—	—	—	2.02	13.55	17.52		5,612	1.05	1.05	1.05	0.94	—
For the Year Ended October 31, 2004
Class A	9.66	0.03	—	1.54	1.57	(0.01)	—	—	(0.01)	1.56	11.22	16.20		87,348	1.83	1.65	1.65	0.33	143
Class B	9.22	(0.05)	—	1.47	1.42	—	—	—	—	1.42	10.64	15.40		23,301	2.77	2.35	2.35	(0.39)	—
Class C	9.16	(0.05)	—	1.46	1.41	—	—	—	—	1.41	10.57	15.39		15,749	2.48	2.35	2.35	(0.38)	—
Class Y	9.91	0.11	—	1.56	1.67	(0.05)	—	—	(0.05)	1.62	11.53	16.87		4,288	1.09	1.08	1.08	0.82	—
For the Year Ended October 31, 2003
Class A	8.03	0.02	—	1.61	1.63	—	—	—	—	1.63	9.66	20.30		69,153	1.72	1.65	1.65	0.25	138
Class B	7.71	(0.04)	—	1.55	1.51	—	—	—	—	1.51	9.22	19.58		20,459	2.45	2.35	2.35	(0.46)	—
Class C	7.67	(0.04)	—	1.53	1.49	—	—	—	—	1.49	9.16	19.43		14,790	2.35	2.35	2.35	(0.45)	—
Class Y	8.19	0.06	—	1.66	1.72	—	—	—	—	1.72	9.91	21.00		6,058	1.13	1.13	1.13	0.77	—
The Hartford International Small Company Fund
For the Year Ended October 31, 2007
Class A	16.19	0.03	—	3.92	3.95	(0.15)	(2.00)	—	(2.15)	1.80	17.99	27.90		153,290	1.49	1.49	1.49	0.33	96
Class B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35	26.97		19,562	2.44	2.26	2.26	(0.47)	—
Class C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16	26.98		33,033	2.23	2.23	2.23	(0.43)	—
Class Y	16.37	0.02	—	4.06	4.08	(0.19)	(2.00)	—	(2.19)	1.89	18.26	28.48		132,411	1.01	1.01	1.01	0.75	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	17.10	0.02	—	0.90	0.92	—	—	—	—	0.92	18.02	5.38	(f)	174	1.19 (e)	1.19 (e)	1.19 (e)	0.77 (e)	—
For the Year Ended October 31, 2006 (h)
Class A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19	29.36		69,998	1.74	1.60	1.60	0.56	107
Class B	13.91	(0.01)	—	3.51	3.50	(0.16)	(1.53)	—	(1.69)	1.81	15.72	28.51		11,960	2.66	2.24	2.24	(0.08)	—
Class C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55	28.35		18,486	2.43	2.35	2.35	(0.22)	—
Class Y	14.41	0.15	—	3.64	3.79	(0.30)	(1.53)	—	(1.83)	1.96	16.37	29.89		86,707	1.20	1.20	1.20	0.97	—
For the Year Ended October 31, 2005
Class A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27	18.90		34,896	1.82	1.60	1.60	0.71	112
Class B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91	17.96		6,101	2.78	2.35	2.35	(0.02)	—
Class C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78	17.96		12,614	2.46	2.35	2.35	(0.06)	—
Class Y	13.54	0.12	—	2.27	2.39	(0.04)	(1.48)	—	(1.52)	0.87	14.41	19.40		65,828	1.28	1.20	1.20	1.13	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford International Small Company Fund — (continued)
For the Year Ended October 31, 2004
Class A	$12.93	$0.07	$—	$1.31	$1.38	$—	$(0.87)	$—	$(0.87)	$0.51	$13.44	11.39%		$23,934	1.99%	1.65%	1.65%	0.90%		119%
Class B	12.82	0.02	—	1.26	1.28	—	(0.87)	—	(0.87)	0.41	13.23	10.62		3,726	2.89	2.35	2.35	0.15		—
Class C	12.72	0.03	—	1.24	1.27	—	(0.87)	—	(0.87)	0.40	13.12	10.63		10,072	2.60	2.35	2.35	0.27		—
Class Y	13.02	0.14	—	1.30	1.44	(0.05)	(0.87)	—	(0.92)	0.52	13.54	11.80		42,449	1.41	1.20	1.20	1.26		—
For the Year Ended October 31, 2003 (h)
Class A	8.37	0.07	—	4.51	4.58	(0.02)	—	—	(0.02)	4.56	12.93	54.76		12,320	2.36	1.65	1.65	0.72		166
Class B	8.34	0.01	—	4.47	4.48	—	—	—	—	4.48	12.82	53.72		2,237	3.09	2.35	2.35	0.03		—
Class C	8.28	0.01	—	4.43	4.44	—	—	—	—	4.44	12.72	53.62		3,004	2.96	2.35	2.35	(0.03)		—
Class Y	8.43	0.09	—	4.56	4.65	(0.06)	—	—	(0.06)	4.59	13.02	55.47		25,154	1.64	1.20	1.20	0.93		—
The Hartford LargeCap Growth Fund
From (commencement of operations) November 30, 2006, through October 31, 2007
Class A	10.00	(0.01)	—	1.09	1.08	(0.01)	—	—	(0.01)	1.07	11.07	10.84	(f)	11,349	1.54 (e)	1.11 (e)	1.11 (e)	(0.08	)(e)	129
Class B	10.00	(0.08)	—	1.08	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97	(f)	360	2.40 (e)	1.96 (e)	1.96 (e)	(0.93	)(e)	—
Class C	10.00	(0.07)	—	1.07	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97	(f)	545	2.37 (e)	1.93 (e)	1.93 (e)	(0.94	)(e)	—
Class Y	10.00	0.02	—	1.09	1.11	(0.02)	—	—	(0.02)	1.09	11.09	11.08	(f)	111	1.28 (e)	0.85 (e)	0.85 (e)	0.20	(e)	—
The Hartford MidCap Fund
For the Year Ended October 31, 2007
Class A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89	25.96	(i)	2,205,026	1.22	1.22	1.22	0.20		76
Class B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23	24.98	(i)	454,927	1.99	1.99	1.99	(0.52)		—
Class C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40	25.08	(i)	528,342	1.91	1.91	1.91	(0.44)		—
Class Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74	26.50	(i)	134,914	0.79	0.79	0.79	0.73		—
For the Year Ended October 31, 2006
Class A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31	14.84		1,837,361	1.27	1.27	1.27	(0.13)		84
Class B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35	13.97		449,488	2.04	2.04	2.04	(0.90)		—
Class C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47	14.06		499,039	1.96	1.96	1.96	(0.82)		—
Class Y	27.42	0.08	—	3.60	3.68	—	(4.42)	—	(4.42)	(0.74)	26.68	15.31		184,149	0.81	0.81	0.81	0.33		—
For the Year Ended October 31, 2005
Class A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32	18.85		1,677,327	1.30	1.30	1.30	(0.20)		74
Class B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77	17.92		464,175	2.08	2.08	2.08	(0.98)		—
Class C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86	18.07		499,502	1.99	1.99	1.99	(0.89)		—
Class Y	23.43	0.07	—	4.40	4.47	—	(0.48)	—	(0.48)	3.99	27.42	19.40		139,273	0.83	0.83	0.83	0.26		—
For the Year Ended October 31, 2004
Class A	20.58	(0.09)	—	2.12	2.03	—	—	—	—	2.03	22.61	9.86		1,544,968	1.37	1.37	1.37	(0.41)		52
Class B	19.68	(0.25)	—	2.04	1.79	—	—	—	—	1.79	21.47	9.10		438,658	2.11	2.11	2.11	(1.15)		—
Class C	19.71	(0.23)	—	2.04	1.81	—	—	—	—	1.81	21.52	9.18		484,268	2.02	2.02	2.02	(1.06)		—
Class Y	21.21	0.02	—	2.20	2.22	—	—	—	—	2.22	23.43	10.47		104,534	0.85	0.85	0.85	0.11		—
For the Year Ended October 31, 2003
Class A	15.50	(0.08)	—	5.16	5.08	—	—	—	—	5.08	20.58	32.77		1,413,021	1.50	1.48	1.48	(0.58)		70
Class B	14.93	(0.20)	—	4.95	4.75	—	—	—	—	4.75	19.68	31.82		424,959	2.23	2.20	2.20	(1.30)		—
Class C	14.94	(0.18)	—	4.95	4.77	—	—	—	—	4.77	19.71	31.93		477,891	2.10	2.10	2.10	(1.21)		—
Class Y	15.88	—	—	5.33	5.33	—	—	—	—	5.33	21.21	33.56		83,996	0.90	0.90	0.90	(0.01)		—
The Hartford MidCap Growth Fund
For the Year Ended October 31, 2007
Class A	10.63	(0.01)	0.02	2.64	2.65	(0.04)	(0.08)	—	(0.12)	2.53	13.16	25.16	(i)	16,600	1.59	0.95	0.95	(0.15)		229
Class B	10.61	(0.12)	0.01	2.62	2.51	(0.01)	(0.08)	—	(0.09)	2.42	13.03	23.83	(i)	713	2.58	1.97	1.97	(1.09)		—
Class C	10.61	(0.09)	0.01	2.60	2.52	(0.03)	(0.08)	—	(0.11)	2.41	13.02	23.93	(i)	1,550	2.50	1.90	1.90	(0.97)		—
Class Y	10.64	0.01	0.02	2.66	2.69	(0.06)	(0.08)	—	(0.14)	2.55	13.19	25.51	(i)	134	1.27	0.66	0.66	0.10		—
From (commencement of operations) July 31, 2006, through October 31, 2006
Class A	10.00	(0.01)	—	0.64	0.63	—	—	—	—	0.63	10.63	6.30	(f)	10,334	1.66 (e)	1.20 (e)	1.20 (e)	(0.29	)(e)	112
Class B	10.00	(0.03)	—	0.64	0.61	—	—	—	—	0.61	10.61	6.10	(f)	297	2.47 (e)	2.05 (e)	2.05 (e)	(1.16	)(e)	—
Class C	10.00	(0.02)	—	0.63	0.61	—	—	—	—	0.61	10.61	6.10	(f)	357	2.49 (e)	2.07 (e)	2.07 (e)	(1.20	)(e)	—
Class Y	10.00	—	—	0.64	0.64	—	—	—	—	0.64	10.64	6.40	(f)	106	1.41 (e)	0.79 (e)	0.79 (e)	0.12	(e)	—
The Hartford MidCap Value Fund
For the Year Ended October 31, 2007
Class A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80	16.72	(i)	311,227	1.39	1.39	1.39	0.00		46
Class B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95	15.86	(i)	60,957	2.23	2.15	2.15	(0.75)		—
Class C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96	15.94	(i)	63,292	2.10	2.10	2.10	(0.70)		—
Class Y	15.00	0.14	0.02	2.14	2.30	—	(1.91)	—	(1.91)	0.39	15.39	17.38	(i)	1,961	0.89	0.89	0.89	0.70		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford MidCap Value Fund — (continued)
For the Year Ended October 31, 2006
Class A	$13.29	$0.01	$—	$2.59	$2.60	$—	$(1.32)	$—	$(1.32)	$1.28	$14.57	21.37%		$305,002	1.45%	1.40%	1.40%	0.06%	40%
Class B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.46		62,580	2.28	2.15	2.15	(0.69)	—
Class C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.45		63,302	2.16	2.15	2.15	(0.69)	—
Class Y	13.59	0.08	—	2.65	2.73	—	(1.32)	—	(1.32)	1.41	15.00	21.90		31,100	0.94	0.94	0.94	0.48	—
For the Year Ended October 31, 2005
Class A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29	11.31		280,662	1.49	1.40	1.40	(0.31)	49
Class B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		59,350	2.33	2.15	2.15	(1.06)	—
Class C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		61,194	2.19	2.15	2.15	(1.06)	—
Class Y	13.11	0.01	—	1.44	1.45	—	(0.97)	—	(0.97)	0.48	13.59	11.76		39,965	0.96	0.96	0.96	0.13	—
For the Year Ended October 31, 2004
Class A	11.32	(0.04)	—	1.61	1.57	—	—	—	—	1.57	12.89	13.87		280,173	1.56	1.45	1.45	(0.03)	46
Class B	11.12	(0.13)	—	1.60	1.47	—	—	—	—	1.47	12.59	13.22		60,558	2.36	2.15	2.15	(1.04)	—
Class C	11.13	(0.13)	—	1.59	1.46	—	—	—	—	1.46	12.59	13.12		67,132	2.20	2.15	2.15	(1.04)	—
Class Y	11.46	(0.01)	—	1.66	1.65	—	—	—	—	1.65	13.11	14.40		2,474	0.90	0.90	0.90	(0.12)	—
For the Year Ended October 31, 2003 (h)
Class A	8.34	(0.03)	—	3.01	2.98	—	—	—	—	2.98	11.32	35.73		155,614	1.60	1.45	1.45	(0.35)	56
Class B	8.25	(0.09)	—	2.96	2.87	—	—	—	—	2.87	11.12	34.79		42,407	2.33	2.15	2.15	(1.05)	—
Class C	8.25	(0.09)	—	2.97	2.88	—	—	—	—	2.88	11.13	34.91		49,566	2.20	2.15	2.15	(1.05)	—
Class Y	8.39	0.02	—	3.05	3.07	—	—	—	—	3.07	11.46	36.59		29	1.03	1.00	1.00	0.16	—
The Hartford Money Market Fund
For the Year Ended October 31, 2007
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.49		314,872	1.13	0.95	0.95	4.40	N/A
Class B	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.71		29,219	1.82	1.70	1.70	3.65	—
Class C	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.72		59,575	1.72	1.69	1.69	3.66	—
Class Y	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.90		2,707	0.58	0.55	0.55	4.77	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.63	(f)	10	1.36 (e)	1.20 (e)	1.20 (e)	4.16 (e)	—
Class R4	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.95	(f)	17,239	1.01 (e)	0.90 (e)	0.90 (e)	4.49 (e)	—
Class R5	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.18	(f)	1,229	0.72 (e)	0.60 (e)	0.60 (e)	4.79 (e)	—
For the Year Ended October 31, 2006
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.00		207,592	1.14	0.95	0.95	3.95	N/A
Class B	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		27,995	1.79	1.70	1.70	3.18	—
Class C	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		16,997	1.76	1.70	1.70	3.20	—
Class Y	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.34		13,628	0.61	0.55	0.55	4.29	—
For the Year Ended October 31, 2005
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.99		182,308	1.22	0.95	0.95	1.96	N/A
Class B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		30,716	1.88	1.70	1.70	1.16	—
Class C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		18,790	1.80	1.70	1.70	1.19	—
Class Y	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.40		16,114	0.61	0.55	0.55	2.47	—
For the Year Ended October 31, 2004
Class A	1.00	0.0030	—	—	0.0030	(0.0030)	—	—	(0.0030)	—	1.00	0.28		205,442	1.22	1.00	1.00	0.27	N/A
Class B	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		45,836	1.82	1.25	1.25	0.01	—
Class C	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		26,626	1.77	1.27	1.27	0.01	—
Class Y	1.00	0.0070	—	—	0.0070	(0.0070)	—	—	(0.0070)	—	1.00	0.72		9,698	0.56	0.55	0.55	0.96	—
For the Year Ended October 31, 2003
Class A	1.00	0.003	—	—	0.003	(0.003)	—	—	(0.003)	—	1.00	0.32		246,199	1.28	1.00	1.00	0.33	N/A
Class B	1.00	—	—	—	—	—	—	—	—	—	1.00	0.00		67,732	2.01	1.33 (i)	1.33 (i)	0.01	—
Class C	1.00	—	—	—	—	—	—	—	—	—	1.00	0.00		29,955	1.89	1.36 (i)	1.36 (i)	0.01	—
Class Y	1.00	0.008	—	—	0.008	(0.008)	—	—	(0.008)	—	1.00	0.78		1,162	0.68	0.55	0.55	0.84	—
The Hartford Retirement Income Fund (g)
For the Year Ended October 31, 2007
Class A	9.59	0.33	—	0.51	0.84	(0.34)	—	—	(0.34)	0.50	10.09	8.92		3,016	4.33	0.48	0.48	3.12	78
Class B	9.59	0.25	—	0.53	0.78	(0.27)	—	—	(0.27)	0.51	10.10	8.21		216	5.14	1.23	1.23	2.55	—
Class C	9.61	0.26	—	0.51	0.77	(0.27)	—	—	(0.27)	0.50	10.11	8.09		244	5.18	1.23	1.23	2.61	—
Class Y	9.60	0.36	—	0.51	0.87	(0.37)	—	—	(0.37)	0.50	10.10	9.22		124	4.05	0.18	0.18	3.64	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.66	0.20	—	0.45	0.65	(0.21)	—	—	(0.21)	0.44	10.10	6.76	(f)	11	4.83 (e)	0.88 (e)	0.88 (e)	2.35 (e)	—
Class R4	9.66	0.22	—	0.45	0.67	(0.23)	—	—	(0.23)	0.44	10.10	7.00	(f)	16	4.51 (e)	0.59 (e)	0.59 (e)	2.66 (e)	—
Class R5	9.66	0.25	—	0.44	0.69	(0.25)	—	—	(0.25)	0.44	10.10	7.27	(f)	11	4.23 (e)	0.27 (e)	0.27 (e)	2.95 (e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Retirement Income Fund (g) — (continued)
For the Year Ended October 31, 2006
Class A	$9.87	$0.62	$—	$(0.15)	$0.47	$(0.75)	$—	$—	$(0.75)	$(0.28)	$9.59	5.03%		$420	16.84%		0.54%		0.54%		2.54%		37%
Class B	9.87	0.63	—	(0.24)	0.39	(0.67)	—	—	(0.67)	(0.28)	9.59	4.21		173	17.64		1.30		1.30		1.89		—
Class C	9.87	0.63	—	(0.22)	0.41	(0.67)	—	—	(0.67)	(0.26)	9.61	4.42		161	17.64		1.30		1.30		1.88		—
Class Y	9.86	0.71	—	(0.19)	0.52	(0.78)	—	—	(0.78)	(0.26)	9.60	5.55		114	16.51		0.24		0.24		2.96		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.14)	(0.12)	(0.01)	—	—	(0.01)	(0.13)	9.87	(1.22	)(f)	47	0.63	(e)	0.53	(e)	0.53	(e)	4.08	(e)	83
Class B	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class C	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class Y	10.00	0.01	—	(0.14)	(0.13)	(0.01)	—	—	(0.01)	(0.14)	9.86	(1.30	)(f)	10	0.28	(e)	0.28	(e)	0.28	(e)	2.75	(e)	—
The Hartford Select MidCap Growth Fund
For the Year Ended October 31, 2007
Class A	11.28	(0.05)	—	1.98	1.93	—	(0.48)	—	(0.48)	1.45	12.73	17.76		22,074	1.60		1.37		1.37		(0.43)		186
Class B	11.14	(0.11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50	17.15		4,509	2.55		1.96		1.96		(1.01)		—
Class C	11.13	(0.13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46	16.89		4,772	2.40		2.12		2.12		(1.17)		—
Class Y	11.36	(0.57)	—	2.57	2.00	—	(0.48)	—	(0.48)	1.52	12.88	18.28		115	1.11		1.03		1.03		(0.44)		—
For the Year Ended October 31, 2006
Class A	10.14	(0.08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28	12.31		23,542	1.69		1.50		1.50		(0.85)		99
Class B	10.08	(0.15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14	11.58		3,725	2.67		2.11		2.11		(1.46)		—
Class C	10.08	(0.15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13	11.48		3,861	2.52		2.26		2.26		(1.60)		—
Class Y	10.17	(0.04)	—	1.33	1.29	—	(0.10)	—	(0.10)	1.19	11.36	12.77		28,868	1.13		1.11		1.11		(0.45)		—
From (commencement of operations) January 1, 2005, through October 31, 2005
Class A	10.06	(0.06)	—	0.14	0.08	—	—	—	—	0.08	10.14	0.80	(f)	14,995	2.22	(e)	1.50	(e)	1.50	(e)	(0.95	)(e)	97
Class B	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	2,354	3.35	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class C	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	1,741	3.26	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class Y	10.06	(0.05)	—	0.16	0.11	—	—	—	—	0.11	10.17	1.09	(f)	210	1.66	(e)	1.10	(e)	1.10	(e)	(0.55	)(e)	—
The Hartford Select MidCap Value Fund
For the Year Ended October 31, 2007
Class A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17	2.16		39,238	1.42		1.33		1.33		0.38		209
Class B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96	1.51		4,322	2.35		2.01		2.01		(0.29)		—
Class C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95	1.42		8,300	2.17		2.07		2.07		(0.36)		—
Class Y	12.40	0.03	—	0.28	0.31	—	(0.50)	—	(0.50)	(0.19)	12.21	2.58		53,873	0.84		0.83		0.83		0.83		—
For the Year Ended October 31, 2006
Class A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41	17.66		47,937	1.69		1.55		1.55		(0.10)%		63
Class B	10.75	(0.10)	—	1.87	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		4,137	2.67		2.30		2.30		(0.84)		—
Class C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		7,417	2.53		2.30		2.30		(0.84)		—
Class Y	10.81	0.07	—	1.81	1.88	(0.05)	(0.24)	—	(0.29)	1.59	12.40	17.79		20,025	1.33		1.15		1.15		0.26		—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79	7.90	(f)	22,423	1.67	(e)	1.55	(e)	1.55	(e)	(0.08	)(e)	30
Class B	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50	(f)	1,714	2.64	(e)	2.30	(e)	2.30	(e)	(0.92	)(e)	—
Class C	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50	(f)	2,885	2.53	(e)	2.30	(e)	2.30	(e)	(0.96	)(e)	—
Class Y	10.00	0.02	—	0.79	0.81	—	—	—	—	0.81	10.81	8.10	(f)	541	1.36	(e)	1.15	(e)	1.15	(e)	0.37	(e)	—
The Hartford Select SmallCap Value Fund
For the Year Ended October 31, 2007
Class A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79	7.78		19,106	1.40		1.40		1.40		0.67		58
Class B	10.93	(0.02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65	6.79		587	2.38		2.35		2.35		(0.25)		—
Class C	10.93	(0.02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66	6.88		749	2.33		2.33		2.33		(0.27)		—
Class Y	10.97	0.10	—	0.78	0.88	(0.03)	(0.02)	—	(0.05)	0.83	11.80	8.09		91,189	1.13		1.13		1.13		0.97		—
From (commencement of operations) July 31, 2006, through October 31, 2006 (h)
Class A	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96	9.60	(f)	15,872	1.73	(e)	1.60	(e)	1.60	(e)	0.78	(e)	10
Class B	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(f)	308	2.53	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class C	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(f)	280	2.51	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class Y	10.00	0.01	—	0.96	0.97	—	—	—	—	0.97	10.97	9.70	(f)	1,538	1.71	(e)	1.20	(e)	1.20	(e)	0.79	(e)	—
The Hartford Short Duration Fund
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.07)	0.37	(0.44)	—	—	(0.44)	(0.07)	9.82	3.80		34,606	1.04		0.90		0.90		4.49		68
Class B	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91		6,349	1.90		1.65		1.65		3.73		—
Class C	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91		22,322	1.77		1.65		1.65		3.74		—
Class Y	9.88	0.47	—	(0.08)	0.39	(0.46)	—	—	(0.46)	(0.07)	9.81	4.08		142,224	0.64		0.64		0.64		4.75		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Short Duration Fund — (continued)
For the Year Ended October 31, 2006
Class A	$9.85	$0.35	$—	$0.04	$0.39	$(0.35)	$—	$—	$(0.35)	$0.04	$9.89	4.02%		$26,726	1.10%	0.90%	0.90%	3.53%		119%
Class B	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33		6,760	1.92	1.65	1.65	2.77		—
Class C	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33		14,382	1.83	1.65	1.65	2.76		—
Class Y	9.84	0.37	—	0.04	0.41	(0.37)	—	—	(0.37)	0.04	9.88	4.28		102,198	0.68	0.65	0.65	3.78		—
For the Year Ended October 31, 2005
Class A	10.08	0.33	—	(0.24)	0.09	(0.32)	—	—	(0.32)	(0.23)	9.85	0.92		29,212	1.05	0.90	0.90	3.23		123
Class B	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17		8,814	1.89	1.65	1.65	2.47		—
Class C	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17		22,973	1.78	1.65	1.65	2.47		—
Class Y	10.07	0.35	—	(0.23)	0.12	(0.35)	—	—	(0.35)	(0.23)	9.84	1.18		82,439	0.67	0.65	0.65	3.53		—
For the Year Ended October 31, 2004
Class A	10.14	0.30	—	(0.06)	0.24	(0.30)	—	—	(0.30)	(0.06)	10.08	2.40		39,148	1.06	0.95	0.95	2.95		108
Class B	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68		12,267	1.84	1.65	1.65	2.26		—
Class C	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68		34,949	1.76	1.65	1.65	2.26		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.11	0.30	—	(0.04)	0.26	(0.30)	—	—	(0.30)	(0.04)	10.07	2.62	(f)	31,429	0.61 (e)	0.60 (e)	0.60 (e)	3.03	(e)	—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.30	—	0.14	0.44	(0.30)	—	—	(0.30)	0.14	10.14	4.48		32,753	1.34 (e)	0.95 (e)	0.95 (e)	3.14	(e)	113
Class B	10.00	0.23	—	0.14	0.37	(0.23)	—	—	(0.23)	0.14	10.14	3.77		10,206	2.09 (e)	1.65 (e)	1.65 (e)	2.46	(e)	—
Class C	10.00	0.23	—	0.14	0.37	(0.23)	—	—	(0.23)	0.14	10.14	3.77		30,660	1.96 (e)	1.65 (e)	1.65 (e)	2.44	(e)	—
The Hartford Small Company Fund
For the Year Ended October 31, 2007
Class A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46	23.88	(i)	299,819	1.41	1.40	1.40	(0.44	)(e)	186
Class B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30	22.97	(i)	52,549	2.28	2.12	2.12	(1.16	)(e)	—
Class C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32	22.88	(i)	63,650	2.15	2.15	2.15	(1.19	)(e)	—
Class I	21.59	(0.01)	—	4.84	4.83	—	(1.87)	—	(1.87)	2.96	24.55	24.28	(i)	3,886	1.12	1.12	1.12	(0.16	)(e)	—
Class Y	22.73	0.02	0.06	5.06	5.14	—	(1.87)	—	(1.87)	3.27	26.00	24.44	(i)	194,096	0.91	0.91	0.91	0.09	(e)	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.95	(0.07)	—	3.95	3.88	—	—	—	—	3.88	25.83	17.68	(f)	181	1.84 (e)	1.65 (e)	1.65 (e)	(0.69	)%(e)	—
Class R4	21.95	(0.03)	—	3.99	3.96	—	—	—	—	3.96	25.91	18.04	(f)	9,809	1.34 (e)	1.34 (e)	1.34 (e)	(0.54	)(e)	—
Class R5	21.95	(0.01)	—	4.03	4.02	—	—	—	—	4.02	25.97	18.31	(f)	588	1.07 (e)	1.05 (e)	1.05 (e)	(0.38	)(e)	—
For the Year Ended October 31, 2006
Class A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58	16.96		194,656	1.48	1.40	1.40	(0.87)		170
Class B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97	16.10		52,036	2.32	2.15	2.15	(1.62)		—
Class C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00	16.14		47,744	2.23	2.15	2.15	(1.62)		—
Class Y	19.33	(0.06)	—	3.46	3.40	—	—	—	—	3.40	22.73	17.59		108,770	0.95	0.95	0.95	(0.39)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	20.70	(0.01)	—	0.90	0.89	—	—	—	—	0.89	21.59	4.30	(f)	69	1.38 (e)	1.15 (e)	1.15 (e)	(0.58	)(e)	—
For the Year Ended October 31, 2005
Class A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45	22.27		159,577	1.57	1.40	1.40	(0.88)		104
Class B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20	21.38		56,664	2.39	2.15	2.15	(1.63)		—
Class C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22	21.35		44,564	2.30	2.15	2.15	(1.63)		—
Class Y	15.74	(0.07)	—	3.66	3.59	—	—	—	—	3.59	19.33	22.81		43,274	0.97	0.97	0.97	(0.43)		—
For the Year Ended October 31, 2004
Class A	14.28	(0.18)	—	0.99	0.81	—	—	—	—	0.81	15.09	5.67		156,278	1.62	1.45	1.45	(1.15)		142
Class B	13.51	(0.27)	—	0.93	0.66	—	—	—	—	0.66	14.17	4.88		58,438	2.40	2.15	2.15	(1.85)		—
Class C	13.52	(0.28)	—	0.95	0.67	—	—	—	—	0.67	14.19	4.96		49,327	2.30	2.15	2.15	(1.85)		—
Class Y	14.83	(0.06)	—	0.97	0.91	—	—	—	—	0.91	15.74	6.14		15,731	0.99	0.99	0.99	(0.71)		—
For the Year Ended October 31, 2003
Class A	9.93	(0.13)	—	4.48	4.35	—	—	—	—	4.35	14.28	43.81		141,327	1.63	1.45	1.45	(1.19)		179
Class B	9.46	(0.20)	—	4.25	4.05	—	—	—	—	4.05	13.51	42.81		58,286	2.36	2.15	2.15	(1.89)		—
Class C	9.47	(0.20)	—	4.25	4.05	—	—	—	—	4.05	13.52	42.77		52,010	2.23	2.15	2.15	(1.88)		—
Class Y	10.27	(0.09)	—	4.65	4.56	—	—	—	—	4.56	14.83	44.40		14,472	1.05	1.00	1.00	(0.73)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford SmallCap Growth Fund
For the Year Ended October 31, 2007
Class A	$31.32	$(0.13)	$—	$2.38	$2.25	$—	$—	$—	$—	$2.25	$33.57	7.18	%(i)	$162,102	1.62%	1.31%	1.31%	(0.26)%		105%
Class B	28.12	(0.31)	—	2.12	1.81	—	—	—	—	1.81	29.93	6.44	(i)	17,352	2.42	2.00	2.00	(0.95)		—
Class C	28.07	(0.35)	—	2.13	1.78	—	—	—	—	1.78	29.85	6.34	(i)	23,778	2.21	2.15	2.15	(1.10)		—
Class I	31.33	(0.03)	—	2.34	2.31	—	—	—	—	2.31	33.64	7.37	(i)	4,614	1.21	1.15	1.15	(0.17)		—
Class L (k)	31.45	(0.13)	—	2.46	2.33	—	—	—	—	2.33	33.78	7.41	(i)	137,702	1.17	1.15	1.15	(0.37)		—
Class Y	31.95	0.02	—	2.41	2.43	—	—	—	—	2.43	34.38	7.61	(i)	46,466	0.93	0.93	0.93	0.12		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	32.34	(0.19)	—	2.01	1.82	—	—	—	—	1.82	34.16	5.63	(f)	11	1.69 (e)	1.65 (e)	1.65 (e)	(0.65	)(e)	—
Class R4	32.34	(0.02)	—	1.94	1.92	—	—	—	—	1.92	34.26	5.94	(f)	309	1.40 (e)	1.35 (e)	1.35 (e)	(0.43	)(e)	—
Class R5	32.34	(0.01)	—	2.01	2.00	—	—	—	—	2.00	34.34	6.18	(f)	11	1.09 (e)	1.05 (e)	1.05 (e)	(0.05	)(e)	—
For the Year Ended October 31, 2006
Class A	28.30	(0.06)	—	3.08	3.02	—	—	—	—	3.02	31.32	10.67		228,776	1.56	1.36	1.36	(0.30)		86
Class B	25.57	(0.26)	—	2.81	2.55	—	—	—	—	2.55	28.12	9.97		19,078	2.39	2.02	2.02	(0.95)		—
Class C	25.56	(0.27)	—	2.78	2.51	—	—	—	—	2.51	28.07	9.82		24,070	2.25	2.15	2.15	(1.08)		—
Class L	28.36	(0.02)	—	3.11	3.09	—	—	—	—	3.09	31.45	10.90		118,452	1.15	1.15	1.15	(0.08)		—
Class Y	28.74	0.04	—	3.17	3.21	—	—	—	—	3.21	31.95	11.17		107,906	0.92	0.92	0.92	0.15		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	28.90	(0.01)	—	2.44	2.43	—	—	—	—	2.43	31.33	8.41	(f)	239	1.28 (e)	1.15 (e)	1.15 (e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	24.60	(0.15)	—	3.85	3.70	—	—	—	—	3.70	28.30	15.04		66,403	1.62	1.40	1.40	(0.65)		81
Class B	22.39	(0.32)	—	3.50	3.18	—	—	—	—	3.18	25.57	14.20		16,230	2.51	2.15	2.15	(1.40)		—
Class C	22.39	(0.28)	—	3.45	3.17	—	—	—	—	3.17	25.56	14.16		15,668	2.33	2.15	2.15	(1.40)		—
Class L	24.60	(0.13)	—	3.89	3.76	—	—	—	—	3.76	28.36	15.28		119,114	1.21	1.21	1.21	(0.46)		—
Class Y	24.88	(0.04)	—	3.90	3.86	—	—	—	—	3.86	28.74	15.52		55,933	0.98	0.98	0.98	(0.23)		—
For the Year Ended October 31, 2004
Class A	22.91	(0.15)	—	1.84	1.69	—	—	—	—	1.69	24.60	7.38		42,962	1.77	1.45	1.45	(0.81)		102
Class B	20.99	(0.28)	—	1.68	1.40	—	—	—	—	1.40	22.39	6.67		11,930	2.59	2.15	2.15	(1.51)		—
Class C	20.99	(0.27)	—	1.67	1.40	—	—	—	—	1.40	22.39	6.67		10,140	2.38	2.15	2.15	(1.51)		—
Class L	22.90	(0.19)	—	1.89	1.70	—	—	—	—	1.70	24.60	7.42		114,266	1.43	1.43	1.43	(0.79)		—
Class Y	23.06	(0.02)	—	1.84	1.82	—	—	—	—	1.82	24.88	7.89		5,788	1.03	1.03	1.03	(0.47)		—
For the Year Ended October 31, 2003
Class A	15.57	(0.09)	—	7.43	7.34	—	—	—	—	7.34	22.91	47.14		17,544	1.61	1.45	1.45	(0.83)		122
Class B	14.36	(0.15)	—	6.78	6.63	—	—	—	—	6.63	20.99	46.17		6,571	2.31	2.15	2.15	(1.53)		—
Class C	14.35	(0.16)	—	6.80	6.64	—	—	—	—	6.64	20.99	46.27		5,076	2.22	2.15	2.15	(1.53)		—
Class L	15.56	(0.15)	—	7.49	7.34	—	—	—	—	7.34	22.90	47.17		112,621	1.50	1.45	1.45	(0.80)		—
Class Y	15.61	(0.08)	—	7.53	7.45	—	—	—	—	7.45	23.06	47.72		1	1.11	1.10	1.10	(0.46)		—
The Hartford Stock Fund
For the Year Ended October 31, 2007
Class A	21.04	0.07	0.03	3.43	3.53	(0.10)	—	—	(0.10)	3.43	24.47	16.82	(i)	665,897	1.37	1.28	1.28	0.26		96
Class B	19.58	(0.19)	0.04	3.26	3.11	—	—	—	—	3.11	22.69	15.88	(i)	170,341	2.20	2.11	2.11	(0.57)		—
Class C	19.73	(0.12)	0.03	3.25	3.16	—	—	—	—	3.16	22.89	16.02	(i)	149,640	2.03	1.98	1.98	(0.44)		—
Class Y	21.95	0.43	0.06	3.32	3.81	(0.20)	—	—	(0.20)	3.61	25.56	17.45	(i)	73,535	0.81	0.76	0.76	0.82		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	22.66	(0.01)	—	2.75	2.74	—	—	—	—	2.74	25.40	12.09	(f)	42	1.56 (e)	1.51 (e)	1.51 (e)	(0.18	)(e)	—
Class R4	22.66	0.06	—	2.75	2.81	—	—	—	—	2.81	25.47	12.40	(f)	44	1.25 (e)	1.20 (e)	1.20 (e)	0.29	(e)	—
Class R5	22.66	0.12	—	2.75	2.87	—	—	—	—	2.87	25.53	12.67	(f)	11	0.97 (e)	0.92 (e)	0.92 (e)	0.57	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	18.39	0.11	—	2.58	2.69	(0.04)	—	—	(0.04)	2.65	21.04	14.65		684,726	1.41	1.28	1.28	0.53		110
Class B	17.23	(0.05)	—	2.40	2.35	—	—	—	—	2.35	19.58	13.64		223,639	2.23	2.12	2.12	(0.30)		—
Class C	17.35	(0.04)	—	2.42	2.38	—	—	—	—	2.38	19.73	13.72		161,554	2.08	2.03	2.03	(0.21)		—
Class Y	19.18	0.21	—	2.70	2.91	(0.14)	—	—	(0.14)	2.77	21.95	15.21		131,759	0.83	0.78	0.78	1.03		—
For the Year Ended October 31, 2005
Class A	16.76	0.16	—	1.57	1.73	(0.10)	—	—	(0.10)	1.63	18.39	10.36		727,492	1.42	1.33	1.33	0.89		62
Class B	15.76	—	—	1.47	1.47	—	—	—	—	1.47	17.23	9.33		278,445	2.23	2.23	2.23	(0.02)		—
Class C	15.84	0.04	—	1.47	1.51	—	—	—	—	1.51	17.35	9.53		182,587	2.09	2.09	2.09	0.17		—
Class Y	17.49	0.24	—	1.66	1.90	(0.21)	—	—	(0.21)	1.69	19.18	10.91		107,578	0.83	0.83	0.83	1.24		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Stock Fund — (continued)
For the Year Ended October 31, 2004
Class A	$16.21	$0.03	$—	$0.52	$0.55	$—	$—	$—	$—	$0.55	$16.76	3.39%		$952,606	1.42%		1.42%		1.42%		0.18%		29%
Class B	15.35	(0.10)	—	0.51	0.41	—	—	—	—	0.41	15.76	2.67		343,148	2.18		2.18		2.18		(0.59)		—
Class C	15.41	(0.08)	—	0.51	0.43	—	—	—	—	0.43	15.84	2.79		256,271	2.03		2.03		2.03		(0.44)		—
Class Y	16.81	0.10	—	0.58	0.68	—	—	—	—	0.68	17.49	4.04		80,932	0.80		0.80		0.80		0.80		—
For the Year Ended October 31, 2003
Class A	13.73	0.04	—	2.44	2.48	—	—	—	—	2.48	16.21	18.06		976,663	1.47		1.45		1.45		0.26		37
Class B	13.10	(0.07)	—	2.32	2.25	—	—	—	—	2.25	15.35	17.18		376,437	2.20		2.18		2.18		(0.47)		—
Class C	13.13	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.41	17.36		311,874	2.07		2.07		2.07		(0.36)		—
Class Y	14.15	0.12	—	2.54	2.66	—	—	—	—	2.66	16.81	18.80		42,894	0.88		0.88		0.88		0.84		—
The Hartford Strategic Income Fund
From (date shares became available to the public) May 31, 2007, through October 31, 2007 (m)
Class A	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75	1.53	(i)	42,949	1.01	(e)	0.46	(e)	0.46	(e)	7.15	(e)	40
Class B	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75	1.21	(i)	2,644	1.80	(e)	1.25	(e)	1.25	(e)	6.42	(e)	—
Class C	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76	1.31	(i)	17,275	1.81	(e)	1.26	(e)	1.26	(e)	6.47	(e)	—
Class I	9.90	0.31	—	(0.13)	0.18	(0.31)	—	—	(0.31)	(0.13)	9.77	1.84	(i)	11,212	0.82	(e)	0.27	(e)	0.27	(e)	7.49	(e)	—
From (commencement of operations) August 31, 2007, through October 31, 2007
Class Y	9.57	0.12	—	0.19	0.31	(0.12)	—	—	(0.12)	0.19	9.76	3.28	(i)	10,631	0.80	(e)	0.25	(e)	0.25	(e)	7.73	(e)	—
The Hartford Target Retirement 2010 Fund (g)
For the Year Ended October 31, 2007
Class A	9.65	0.28	—	1.01	1.29	(0.28)	—	—	(0.28)	1.01	10.66	13.55		7,547	1.81		0.50		0.50		2.46		56
Class B	9.65	0.21	—	0.99	1.20	(0.21)	—	—	(0.21)	0.99	10.64	12.61		533	2.66		1.25		1.25		1.91		—
Class C	9.64	0.21	—	1.00	1.21	(0.21)	—	—	(0.21)	1.00	10.64	12.68		743	2.59		1.25		1.25		2.08		—
Class Y	9.65	0.32	—	0.99	1.31	(0.30)	—	—	(0.30)	1.01	10.66	13.83		153	1.54		0.20		0.20		3.21		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.76	0.14	—	0.89	1.03	(0.13)	—	—	(0.13)	0.90	10.66	10.56	(f)	11	2.32	(e)	0.90	(e)	0.90	(e)	1.62	(e)	—
Class R4	9.76	0.16	—	0.89	1.05	(0.15)	—	—	(0.15)	0.90	10.66	10.88	(f)	442	1.97	(e)	0.60	(e)	0.60	(e)	2.03	(e)	—
Class R5	9.76	0.19	—	0.89	1.08	(0.17)	—	—	(0.17)	0.91	10.67	11.15	(f)	11	1.72	(e)	0.30	(e)	0.30	(e)	2.23	(e)	—
For the Year Ended October 31, 2006
Class A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65	7.43		1,618	8.32		0.54		0.54		2.01		10
Class B	9.82	0.34	—	0.27	0.61	(0.42)	—	(0.36)	(0.78)	(0.17)	9.65	6.58		226	9.17		1.29		1.29		1.24		—
Class C	9.82	0.40	—	0.21	0.61	(0.43)	—	(0.36)	(0.79)	(0.18)	9.64	6.53		475	9.13		1.30		1.30		1.63		—
Class Y	9.83	0.50	—	0.21	0.71	(0.53)	—	(0.36)	(0.89)	(0.18)	9.65	7.62		135	8.02		0.23		0.23		2.31		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	11	0.65	(e)	0.49	(e)	0.49	(e)	2.53	(e)	12
Class B	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.26	(e)	1.26	(e)	1.61	(e)	—
Class C	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.27	(e)	1.27	(e)	1.60	(e)	—
Class Y	10.00	0.02	—	(0.19)	(0.17)	—	—	—	—	(0.17)	9.83	(1.70	)(f)	10	0.32	(e)	0.21	(e)	0.21	(e)	2.65	(e)	—
The Hartford Target Retirement 2020 Fund (g)
For the Year Ended October 31, 2007
Class A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68	14.95	(f)	17,710	1.25		0.51		0.51		1.64		16
Class B	10.42	0.18	—	1.27	1.45	(0.15)	(0.04)	—	(0.19)	1.26	11.68	14.09	(f)	717	2.25		1.26		1.26		1.38		—
Class C	10.42	0.17	—	1.28	1.45	(0.16)	(0.04)	—	(0.20)	1.25	11.67	14.10	(f)	649	2.07		1.26		1.26		1.47		—
Class Y	10.43	0.30	—	1.25	1.55	(0.26)	(0.04)	—	(0.30)	1.25	11.68	15.20	(f)	12	0.94		0.21		0.21		2.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.55	0.08	—	1.11	1.19	(0.07)	—	—	(0.07)	1.12	11.67	11.32	(f)	11	1.72	(e)	0.91	(e)	0.91	(e)	0.86	(e)	—
Class R4	10.55	0.10	—	1.12	1.22	(0.10)	—	—	(0.10)	1.12	11.67	11.64	(f)	1,129	1.35	(e)	0.61	(e)	0.61	(e)	1.23	(e)	—
Class R5	10.55	0.14	—	1.11	1.25	(0.12)	—	—	(0.12)	1.13	11.68	11.91	(f)	11	1.12	(e)	0.31	(e)	0.31	(e)	1.46	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43	10.37		2,125	9.85		0.53		0.53		1.35		19
Class B	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.56		291	10.69		1.29		1.29		0.39		—
Class C	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.58		337	10.62		1.30		1.30		0.41		—
Class Y	9.79	0.27	—	0.75	1.02	(0.38)	—	—	(0.38)	0.64	10.43	10.70		11	9.41		0.22		0.22		2.73		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	144	0.66	(e)	0.51	(e)	0.51	(e)	2.77	(e)	28
Class B	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.25	(e)	1.25	(e)	0.86	(e)	—
Class C	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.26	(e)	1.26	(e)	0.85	(e)	—
Class Y	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	10	0.29	(e)	0.20	(e)	0.20	(e)	1.91	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Target Retirement 2030 Fund (g)
For the Year Ended October 31, 2007
Class A	$9.36	$0.15	$—	$1.55	$1.70	$(0.13)	$(0.01)	$—	$(0.14)	$1.56	$10.92	18.34%		$15,260	1.45%		0.54%		0.54%		0.75%		23%
Class B	9.36	0.08	—	1.55	1.63	(0.08)	(0.01)	—	(0.09)	1.54	10.90	17.53		522	2.58		1.17		1.17		0.83		—
Class C	9.37	0.07	—	1.55	1.62	(0.09)	(0.01)	—	(0.10)	1.52	10.89	17.44		405	2.48		1.26		1.26		0.21		—
Class Y	9.36	0.19	—	1.54	1.73	(0.13)	(0.01)	—	(0.14)	1.59	10.95	18.60		38	1.12		0.24		0.24		1.90		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.53	(0.01)	—	1.36	1.35	—	—	—	—	1.35	10.88	14.17	(f)	11	1.90	(e)	0.94	(e)	0.94	(e)	(0.06	)(e)	—
Class R4	9.53	—	—	1.38	1.38	—	—	—	—	1.38	10.91	14.48	(f)	640	1.54	(e)	0.64	(e)	0.64	(e)	0.29	(e)	—
Class R5	9.53	0.05	—	1.35	1.40	—	—	—	—	1.40	10.93	14.69	(f)	11	1.30	(e)	0.34	(e)	0.34	(e)	0.54	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36	10.00		1,857	14.20		0.53		0.53		0.37		19
Class B	9.74	(0.02)	—	0.86	0.84	(0.42)	—	(0.80)	(1.22)	(0.38)	9.36	9.22		305	15.05		1.24		1.24		(0.28)		—
Class C	9.74	—	—	0.85	0.85	(0.42)	—	(0.80)	(1.22)	(0.37)	9.37	9.35		81	15.18		1.10		1.10		—		—
Class Y	9.75	0.10	—	0.84	0.94	(0.53)	—	(0.80)	(1.33)	(0.39)	9.36	10.40		32	13.67		0.21		0.21		1.10		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.69	(e)	0.48	(e)	0.48	(e)	0.76	(e)	14
Class B	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	10	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class C	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	9	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class Y	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.34	(e)	0.19	(e)	0.19	(e)	1.05	(e)	—
The Hartford Tax-Free California Fund
For the Year Ended October 31, 2007
Class A	10.55	0.41	—	(0.39)	0.02	(0.41)	—	—	(0.41)	(0.39)	10.16	0.16		37,646	0.92		0.85		0.85		3.96		35
Class B	10.54	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.15	(0.58)		1,932	1.70		1.60		1.60		3.20		—
Class C	10.56	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.17	(0.58)		5,153	1.70		1.60		1.60		3.21		—
For the Year Ended October 31, 2006
Class A	10.32	0.38	—	0.24	0.62	(0.38)	(0.01)	—	(0.39)	0.23	10.55	6.13		24,796	0.99		0.90		0.90		3.71		2
Class B	10.31	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.54	5.34		1,571	1.77		1.65		1.65		2.96		—
Class C	10.33	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.56	5.33		3,435	1.78		1.65		1.65		2.95		—
For the Year Ended October 31, 2005
Class A	10.32	0.38	—	—	0.38	(0.38)	—	—	(0.38)	—	10.32	3.69		15,601	1.02		0.90		0.90		3.64		31
Class B	10.31	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.31	2.92		1,305	1.80		1.65		1.65		2.90		—
Class C	10.33	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.33	2.91		1,937	1.80		1.65		1.65		2.90		—
For the Year Ended October 31, 2004
Class A	9.93	0.38	—	0.41	0.79	(0.40)	—	—	(0.40)	0.39	10.32	8.15		14,846	1.03		0.95		0.95		3.85		41
Class B	9.92	0.34	—	0.38	0.72	(0.33)	—	—	(0.33)	0.39	10.31	7.40		1,017	1.84		1.65		1.65		3.12		—
Class C	9.93	0.32	—	0.41	0.73	(0.33)	—	—	(0.33)	0.40	10.33	7.49		1,448	1.85		1.65		1.65		3.06		—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.37	—	(0.07)	0.30	(0.37)	—	—	(0.37)	(0.07)	9.93	3.06	(f)	10,799	1.57	(e)	0.95	(e)	0.95	(e)	3.73	(e)	64
Class B	10.00	0.30	—	(0.08)	0.22	(0.30)	—	—	(0.30)	(0.08)	9.92	2.23	(f)	1,827	2.32	(e)	1.65	(e)	1.65	(e)	3.07	(e)	—
Class C	10.00	0.30	—	(0.07)	0.23	(0.30)	—	—	(0.30)	(0.07)	9.93	2.34	(f)	1,230	2.18	(e)	1.65	(e)	1.65	(e)	3.02	(e)	—
The Hartford Tax-Free Minnesota Fund
For the Year Ended October 31, 2007
Class A	10.33	0.41	—	(0.33)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.94	0.80		9,923	1.19		0.85		0.85		4.06		18
Class B	10.35	0.33	—	(0.32)	0.01	(0.34)	(0.06)	—	(0.40)	(0.39)	9.96	0.05		759	1.96		1.60		1.60		3.30		—
Class C	10.37	0.33	—	(0.34)	(0.01)	(0.34)	(0.06)	—	(0.40)	(0.41)	9.96	(0.09)		561	1.92		1.60		1.60		3.32		—
Class L (j)	10.37	0.43	—	(0.35)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.98	0.75		2,933	1.11		0.90		0.90		4.29		—
Class Y (j)	10.34	0.42	—	(0.33)	0.09	(0.43)	(0.06)	—	(0.49)	(0.40)	9.94	0.84		21,965	0.86		0.71		0.71		4.35		—
For the Year Ended October 31, 2006
Class A	10.22	0.41	—	0.13	0.54	(0.41)	(0.02)	—	(0.43)	0.11	10.33	5.35		6,846	1.23		0.85		0.85		3.97		16
Class B	10.23	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.35	4.65		804	1.98		1.57		1.57		3.25		—
Class C	10.25	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.37	4.65		411	1.96		1.57		1.57		3.25		—
Class L	10.25	0.40	—	0.14	0.54	(0.40)	(0.02)	—	(0.42)	0.12	10.37	5.38		2,648	1.11		0.87		0.87		3.95		—
Class Y	10.22	0.41	—	0.14	0.55	(0.41)	(0.02)	—	(0.43)	0.12	10.34	5.44		11	0.88		0.83		0.83		3.99		—
For the Year Ended October 31, 2005 (h)
Class A	10.44	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		5,547	1.26		0.85		0.85		3.76		10
Class B	10.45	0.31	—	(0.21)	0.10	(0.32)	—	—	(0.32)	(0.22)	10.23	0.91		814	2.02		1.60		1.60		3.01		—
Class C	10.46	0.32	—	(0.21)	0.11	(0.32)	—	—	(0.32)	(0.21)	10.25	1.01		418	2.03		1.60		1.60		3.02		—
Class L	10.47	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.25	1.62		2,890	1.12		0.90		0.90		3.70		—
Class Y	10.44	0.40	—	(0.23)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		10	0.90		0.90		0.90		3.83		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford Tax-Free Minnesota Fund — (continued)
For the Year Ended October 31, 2004
Class A	$10.46	$0.41	$—	$0.24	$0.65	$(0.40)	$(0.27)	$—	$(0.67)	$(0.02)	$10.44	6.37%		$4,286	1.27%	0.98%	0.98%	3.87%	13%
Class B	10.46	0.33	—	0.25	0.58	(0.32)	(0.27)	—	(0.59)	(0.01)	10.45	5.71		645	1.99	1.68	1.68	3.16	—
Class C	10.48	0.33	—	0.24	0.57	(0.32)	(0.27)	—	(0.59)	(0.02)	10.46	5.60		321	1.98	1.69	1.69	3.15	—
Class L	10.49	0.41	—	0.24	0.65	(0.40)	(0.27)	—	(0.67)	(0.02)	10.47	6.41		2,765	1.07	0.96	0.96	3.88	—
Class Y	10.47	0.43	—	0.24	0.67	(0.43)	(0.27)	—	(0.70)	(0.03)	10.44	6.58		1	0.85	0.85	0.85	4.07	—
For the Year Ended October 31, 2003 (h)
Class A	10.46	0.38	—	0.05	0.43	(0.38)	(0.05)	—	(0.43)	—	10.46	4.23		3,242	1.50	1.15	1.15	3.58	17
Class B	10.47	0.31	—	0.04	0.35	(0.31)	(0.05)	—	(0.36)	(0.01)	10.46	3.42		532	2.21	1.85	1.85	2.88	—
Class C	10.48	0.31	—	0.05	0.36	(0.31)	(0.05)	—	(0.36)	—	10.48	3.51		414	2.09	1.85	1.85	2.88	—
Class L	10.49	0.39	—	0.05	0.44	(0.39)	(0.05)	—	(0.44)	—	10.49	4.34		2,922	1.07	1.05	1.05	3.67	—
Class Y	10.49	0.40	—	0.06	0.46	(0.43)	(0.05)	—	(0.48)	(0.02)	10.47	4.50		1	0.91	0.80	0.80	3.82	—
The Hartford Tax-Free National Fund
For the Year Ended October 31, 2007
Class A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30		115,459	1.15	0.85	0.85	4.20	43
Class B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)		6,839	1.95	1.60	1.60	3.43	—
Class C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)		22,467	1.90	1.60	1.60	3.45	—
Class L (j)	11.31	0.48	—	(0.45)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.85	0.28		8,380	1.10	0.86	0.86	4.31	—
Class Y (j)	11.32	0.51	—	(0.46)	0.05	(0.48)	(0.03)	—	(0.51)	(0.46)	10.86	0.48		26,275	0.85	0.65	0.65	4.78	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	11.17	0.21	—	(0.27)	(0.06)	(0.21)	—	—	(0.21)	(0.27)	10.90	(0.54	)(i)	3,505	0.87 (e)	0.60 (e)	0.60 (e)	4.81 (e)	—
For the Year Ended October 31, 2006
Class A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82		71,876	1.22	1.00	1.00	4.06	14
Class B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97		6,746	2.00	1.75	1.75	3.31	—
Class C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95		12,889	1.97	1.75	1.75	3.31	—
Class L	11.10	0.44	—	0.29	0.73	(0.44)	(0.08)	—	(0.52)	0.21	11.31	6.77		7,606	1.14	1.05	1.05	4.01	—
Class Y	11.11	0.46	—	0.29	0.75	(0.46)	(0.08)	—	(0.54)	0.21	11.32	6.91		11	0.91	0.89	0.89	4.17	—
For the Year Ended October 31, 2005 (h)
Class A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10		46,163	1.26	1.00	1.00	3.88	22
Class B	11.15	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.06	2.36		6,889	2.03	1.75	1.75	3.13	—
Class C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35		8,496	1.99	1.75	1.75	3.13	—
Class L	11.19	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.10	3.06		7,958	1.16	1.05	1.05	3.83	—
Class Y	11.20	0.45	—	(0.10)	0.35	(0.44)	—	—	(0.44)	(0.09)	11.11	3.20		10	0.95	0.95	0.95	4.04	—
For the Year Ended October 31, 2004
Class A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10		35,210	1.30	1.08	1.08	4.04	18
Class B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39		6,236	2.01	1.78	1.78	3.32	—
Class C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47		8,357	1.98	1.78	1.78	3.33	—
Class L	11.04	0.44	—	0.33	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.19	7.12		7,687	1.15	1.08	1.08	4.02	—
Class Y	11.06	0.47	—	0.32	0.79	(0.48)	(0.17)	—	(0.65)	0.14	11.20	7.36		1	0.91	0.91	0.91	4.23	—
For the Year Ended October 31, 2003
Class A	11.28	0.41	—	0.04	0.45	(0.41)	(0.25)	—	(0.66)	(0.21)	11.07	4.18		21,457	1.61	1.15	1.15	3.75	35
Class B	11.21	0.33	—	0.04	0.37	(0.33)	(0.25)	—	(0.58)	(0.21)	11.00	3.43		6,598	2.33	1.85	1.85	3.05	—
Class C	11.23	0.33	—	0.04	0.37	(0.33)	(0.25)	—	(0.58)	(0.21)	11.02	3.42		7,588	2.21	1.85	1.85	3.06	—
Class L	11.25	0.42	—	0.04	0.46	(0.42)	(0.25)	—	(0.67)	(0.21)	11.04	4.24		7,454	1.18	1.10	1.10	3.76	—
Class Y	11.28	0.45	—	0.04	0.49	(0.46)	(0.25)	—	(0.71)	(0.22)	11.06	4.53		1	1.17	0.85	0.85	4.06	—
The Hartford Tax-Free New York Fund
For the Year Ended October 31, 2007
Class A	10.53	0.40	—	(0.33)	0.07	(0.40)	(0.06)	—	(0.46)	(0.39)	10.14	0.65		11,276	0.97	0.85	0.85	3.90	18
Class B	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.10)		1,677	1.74	1.60	1.60	3.14	—
Class C	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.09)		2,669	1.73	1.60	1.60	3.15	—
For the Year Ended October 31, 2006
Class A	10.32	0.39	—	0.23	0.62	(0.39)	(0.02)	—	(0.41)	0.21	10.53	6.21		11,182	1.03	0.85	0.85	3.78	25
Class B	10.32	0.31	—	0.24	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41		1,808	1.79	1.60	1.60	3.03	—
Class C	10.32	0.32	—	0.23	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41		2,492	1.78	1.60	1.60	3.03	—
For the Year Ended October 31, 2005
Class A	10.42	0.36	—	(0.08)	0.28	(0.36)	(0.02)	—	(0.38)	(0.10)	10.32	2.66		11,202	1.03	0.85	0.85	3.45	23
Class B	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90		1,794	1.80	1.60	1.60	2.70	—
Class C	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90		2,677	1.79	1.60	1.60	2.70	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Tax-Free New York Fund — (continued)
For the Year Ended October 31, 2004
Class A	$10.15	$0.37	$—	$0.37	$0.74	$(0.39)	$(0.08)	$—	$(0.47)	$0.27	$10.42	7.52%		$10,541	1.04%	0.91%	0.91%	3.66%		24%
Class B	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76		1,568	1.74	1.61	1.61	2.96		—
Class C	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76		1,973	1.75	1.62	1.62	2.95		—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.34	—	0.16	0.50	(0.35)	—	—	(0.35)	0.15	10.15	5.03	(f)	8,602	1.63 (e)	0.95 (e)	0.95 (e)	3.34	(e)	54
Class B	10.00	0.27	—	0.16	0.43	(0.28)	—	—	(0.28)	0.15	10.15	4.30	(f)	1,051	2.38 (e)	1.65 (e)	1.65 (e)	2.64	(e)	—
Class C	10.00	0.27	—	0.16	0.43	(0.28)	—	—	(0.28)	0.15	10.15	4.30	(f)	1,393	2.26 (e)	1.65 (e)	1.65 (e)	2.67	(e)	—
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2007
Class A	10.59	0.49	—	(0.06)	0.43	(0.50)	—	—	(0.50)	(0.07)	10.52	4.11		601,301	1.07	1.00	1.00	4.71		268
Class B	10.54	0.41	—	(0.06)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.47	3.36		82,376	1.96	1.75	1.75	3.95		—
Class C	10.61	0.42	—	(0.07)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.54	3.33		84,793	1.78	1.75	1.75	3.95		—
Class I	10.60	0.53	—	(0.07)	0.46	(0.54)	—	—	(0.54)	(0.08)	10.52	4.42		3,050	0.72	0.72	0.72	5.04		—
Class Y	10.71	0.54	—	(0.07)	0.47	(0.54)	—	—	(0.54)	(0.07)	10.64	4.46		359,523	0.61	0.61	0.61	5.09		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.76	0.41	—	(0.14)	0.27	(0.39)	—	—	(0.39)	(0.12)	10.64	2.59	(f)	10	1.38 (e)	1.25 (e)	1.25 (e)	4.47	(e)	—
Class R4	10.76	0.42	—	(0.12)	0.30	(0.41)	—	—	(0.41)	(0.11)	10.65	2.90	(f)	2,928	1.09 (e)	1.00 (e)	1.00 (e)	4.95	(e)	—
Class R5	10.76	0.43	—	(0.12)	0.31	(0.43)	—	—	(0.43)	(0.12)	10.64	2.97	(f)	141	0.79 (e)	0.79 (e)	0.79 (e)	5.09	(e)	—
For the Year Ended October 31, 2006
Class A	10.62	0.41	—	0.04	0.45	(0.42)	(0.06)	—	(0.48)	(0.03)	10.59	4.35		432,703	1.20	1.20	1.20	3.98		456
Class B	10.57	0.33	—	0.04	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.54	3.56		79,506	2.02	1.95	1.95	3.20		—
Class C	10.64	0.34	—	0.03	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.61	3.63		75,194	1.87	1.87	1.87	3.29		—
Class Y	10.73	0.47	—	0.04	0.51	(0.47)	(0.06)	—	(0.53)	(0.02)	10.71	4.89		285,255	0.70	0.70	0.70	4.48		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.51	0.08	—	0.09	0.17	(0.08)	—	—	(0.08)	0.09	10.60	1.58	(f)	38	1.01 (e)	0.91 (e)	0.91 (e)	4.78	(e)	—
For the Year Ended October 31, 2005
Class A	10.95	0.35	—	(0.24)	0.11	(0.40)	(0.04)	—	(0.44)	(0.33)	10.62	1.00		311,557	1.24	1.20	1.20	3.24		195
Class B	10.90	0.27	—	(0.24)	0.03	(0.32)	(0.04)	—	(0.36)	(0.33)	10.57	0.25		81,028	2.00	1.95	1.95	2.49		—
Class C	10.97	0.29	—	(0.25)	0.04	(0.33)	(0.04)	—	(0.37)	(0.33)	10.64	0.34		74,039	1.87	1.87	1.87	2.56		—
Class Y	11.06	0.40	—	(0.24)	0.16	(0.45)	(0.04)	—	(0.49)	(0.33)	10.73	1.45		188,156	0.73	0.73	0.73	3.73		—
For the Year Ended October 31, 2004
Class A	11.14	0.32	—	0.21	0.53	(0.35)	(0.37)	—	(0.72)	(0.19)	10.95	5.10	(i)	298,903	1.27	1.25	1.25	2.98		171
Class B	11.09	0.24	—	0.22	0.46	(0.28)	(0.37)	—	(0.65)	(0.19)	10.90	4.37	(i)	91,861	1.97	1.95	1.95	2.28		—
Class C	11.12	0.26	0.01	0.23	0.50	(0.28)	(0.37)	—	(0.65)	(0.15)	10.97	4.76	(i)	89,504	1.86	1.86	1.86	2.37		—
Class Y	11.24	0.39	—	0.21	0.60	(0.41)	(0.37)	—	(0.78)	(0.18)	11.06	5.64		101,360	0.74	0.74	0.74	3.48		—
For the Year Ended October 31, 2003
Class A	10.78	0.49	—	0.48	0.97	(0.50)	(0.11)	—	(0.61)	0.36	11.14	9.16		268,655	1.40	1.25	1.25	3.39		199
Class B	10.73	0.42	—	0.47	0.89	(0.42)	(0.11)	—	(0.53)	0.36	11.09	8.44		106,077	2.13	1.95	1.95	2.70		—
Class C	10.77	0.42	—	0.46	0.88	(0.42)	(0.11)	—	(0.53)	0.35	11.12	8.31		110,214	2.01	1.95	1.95	2.71		—
Class Y	10.87	0.53	—	0.50	1.03	(0.55)	(0.11)	—	(0.66)	0.37	11.24	9.68		60,125	0.81	0.80	0.80	3.82		—
The Hartford U.S. Government Securities Fund
For the Year Ended October 31, 2007
Class A	9.23	0.44	—	(0.17)	0.27	(0.44)	—	—	(0.44)	(0.17)	9.06	3.00		54,414	1.20	1.00	1.00	4.85		68
Class B	9.18	0.38	—	(0.17)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.38		13,837	2.07	1.71	1.71	4.14		—
Class C	9.18	0.37	—	(0.16)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.35		14,488	1.87	1.75	1.75	4.10		—
Class L (j)	9.22	0.46	—	(0.18)	0.28	(0.45)	—	—	(0.45)	(0.17)	9.05	3.08		31,681	0.93	0.91	0.91	5.02		—
Class Y (j)	9.20	0.46	—	(0.13)	0.33	(0.45)	—	—	(0.45)	(0.12)	9.08	3.72		78,906	0.68	0.68	0.68	5.65		—
For the Year Ended October 31, 2006 (h)
Class A	9.32	0.42	—	(0.08)	0.34	(0.43)	—	—	(0.43)	(0.09)	9.23	3.77		45,851	1.39	1.15	1.15	4.60		158
Class B	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		17,011	2.20	1.91	1.91	3.84		—
Class C	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		9,698	2.08	1.90	1.90	3.86		—
Class L	9.31	0.43	—	(0.08)	0.35	(0.44)	—	—	(0.44)	(0.09)	9.22	3.86		30,712	1.08	1.08	1.08	4.67		—
Class Y	9.32	0.41	—	(0.07)	0.34	(0.46)	—	—	(0.46)	(0.12)	9.20	3.75		101	0.85	0.83	0.83	4.86		—
For the Year Ended October 31, 2005
Class A	9.65	0.40	—	(0.32)	0.08	(0.41)	—	—	(0.41)	(0.33)	9.32	0.79		47,252	1.38	1.15	1.15	4.17		108
Class B	9.62	0.32	—	(0.34)	(0.02)	(0.33)	—	—	(0.33)	(0.35)	9.27	(0.17)		21,268	2.17	1.90	1.90	3.41		—
Class C	9.61	0.32	—	(0.33)	(0.01)	(0.33)	—	—	(0.33)	(0.34)	9.27	(0.07)		9,631	2.05	1.90	1.90	3.41		—
Class L	9.65	0.41	—	(0.34)	0.07	(0.41)	—	—	(0.41)	(0.34)	9.31	0.77		34,880	1.08	1.08	1.08	4.24		—
Class Y	9.66	0.41	—	(0.31)	0.10	(0.44)	—	—	(0.44)	(0.34)	9.32	1.04		9,244	0.86	0.86	0.86	4.52		—

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford U.S. Government Securities Fund — (continued)
For the Year Ended October 31, 2004
Class A	$9.67	$0.40	$—	$(0.01)	$0.39	$(0.41)	$—	$—	$(0.41)	$(0.02)	$9.65	4.08%		$53,401	1.38%	1.20%	1.20%	4.09%		110%
Class B	9.64	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.62	3.37		26,218	2.11	1.90	1.90	3.39		—
Class C	9.63	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.61	3.37		13,926	2.00	1.90	1.90	3.38		—
Class L	9.67	0.41	—	(0.01)	0.40	(0.42)	—	—	(0.42)	(0.02)	9.65	4.24		38,613	1.04	1.04	1.04	4.26		—
Class Y	9.68	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.66	4.48		1	0.83	0.83	0.83	4.51		—
For the Year Ended October 31, 2003
Class A	9.88	0.41	—	(0.21)	0.20	(0.41)	—	—	(0.41)	(0.21)	9.67	2.06		65,337	1.48	1.20	1.20	4.11		108
Class B	9.84	0.33	—	(0.19)	0.14	(0.34)	—	—	(0.34)	(0.20)	9.64	1.45		38,210	2.21	1.90	1.90	3.41		—
Class C	9.84	0.33	—	(0.20)	0.13	(0.34)	—	—	(0.34)	(0.21)	9.63	1.34		26,626	2.07	1.90	1.90	3.43		—
Class L	9.87	0.42	—	(0.19)	0.23	(0.43)	—	—	(0.43)	(0.20)	9.67	2.32		43,202	1.06	1.06	1.06	4.24		—
Class Y	9.89	0.45	—	(0.20)	0.25	(0.46)	—	—	(0.46)	(0.21)	9.68	2.51		1	0.87	0.80	0.80	4.50		—
The Hartford Value Fund
For the Year Ended October 31, 2007
Class A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13	16.61	(i)	89,023	1.32	1.32	1.32	0.89		32
Class B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	12,976	2.23	2.15	2.15	0.07		—
Class C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	13,710	2.09	2.09	2.09	0.13		—
Class Y	12.91	0.09	—	1.97	2.06	(0.09)	(0.79)	—	(0.88)	1.18	14.09	17.07	(i)	301,813	0.89	0.89	0.89	1.30		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	12.51	0.05	—	1.44	1.49	—	—	—	—	1.49	14.00	11.91	(f)	11	1.65 (e)	1.65 (e)	1.65 (e)	0.47	(e)	—
Class R4	12.51	0.09	—	1.43	1.52	—	—	—	—	1.52	14.03	12.15	(f)	11	1.35 (e)	1.35 (e)	1.35 (e)	0.78	(e)	—
Class R5	12.51	0.12	—	1.44	1.56	—	—	—	—	1.56	14.07	12.47	(f)	11	1.05 (e)	1.05 (e)	1.05 (e)	1.07	(e)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	13.85	0.03	—	0.27	0.30	—	—	—	—	0.30	14.15	2.17	(f)	46	1.00 (e)	1.00 (e)	1.00 (e)	1.00	(e)	—
For the Year Ended October 31, 2006
Class A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91	20.52		79,476	1.38	1.38	1.38	0.89		50
Class B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		11,957	2.29	2.13	2.13	0.15		—
Class C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		12,943	2.15	2.15	2.15	0.12		—
Class Y	10.79	0.15	—	2.10	2.25	(0.13)	—	—	(0.13)	2.12	12.91	21.07		72,054	0.92	0.92	0.92	1.36		—
For the Year Ended October 31, 2005
Class A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79	11.50		63,417	1.41	1.40	1.40	0.76		29
Class B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,091	2.34	2.15	2.15	0.01		—
Class C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,238	2.19	2.15	2.15	0.02		—
Class Y	9.71	0.12	—	1.05	1.17	(0.09)	—	—	(0.09)	1.08	10.79	12.06		60,218	0.93	0.93	0.93	1.19		—
For the Year Ended October 31, 2004 (h)
Class A	8.92	0.07	—	0.79	0.86	(0.07)	—	—	(0.07)	0.79	9.71	9.70		56,845	1.46	1.45	1.45	0.76		34
Class B	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		8,948	2.36	2.15	2.15	0.06		—
Class C	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		10,838	2.17	2.15	2.15	0.06		—
Class Y	8.95	0.10	—	0.77	0.87	(0.11)	—	—	(0.11)	0.76	9.71	9.76		21,373	0.91	0.91	0.91	1.32		—
For the Year Ended October 31, 2003 (h)
Class A	7.59	0.08	—	1.31	1.39	(0.06)	—	—	(0.06)	1.33	8.92	18.43		42,101	1.57	1.45	1.45	1.02		35
Class B	7.51	0.03	—	1.29	1.32	—	—	—	—	1.32	8.83	17.58		7,305	2.30	2.15	2.15	0.32		—
Class C	7.51	0.03	—	1.29	1.32	—	—	—	—	1.32	8.83	17.58		10,231	2.18	2.15	2.15	0.32		—
Class Y	7.64	0.16	—	1.25	1.41	(0.10)	—	—	(0.10)	1.31	8.95	18.66		27	1.00	1.00	1.00	1.46		—
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2007
Class A	18.26	0.08	—	1.56	1.64	(0.14)	(1.52)	—	(1.66)	(0.02)	18.24	9.73	(i)	157,671	1.48	1.40	1.40	0.48		77
Class B	16.92	(0.04)	—	1.43	1.39	(0.04)	(1.52)	—	(1.56)	(0.17)	16.75	8.90	(i)	20,792	2.38	2.13	2.13	(0.25)		—
Class C	16.92	(0.01)	—	1.40	1.39	(0.08)	(1.52)	—	(1.60)	(0.21)	16.71	8.91	(i)	32,738	2.19	2.15	2.15	(0.28)		—
Class I	18.27	0.34	—	1.36	1.70	(0.32)	(1.52)	—	(1.84)	(0.14)	18.13	10.08	(i)	4,659	1.22	1.15	1.15	0.61		—
Class L (k)	18.29	0.09	—	1.59	1.68	(0.14)	(1.52)	—	(1.66)	0.02	18.31	9.92	(i)	43,102	1.26	1.25	1.25	0.50		—
Class Y	18.48	0.51	—	1.26	1.77	—	(1.52)	—	(1.52)	0.25	18.73	10.30	(i)	26,645	0.94	0.94	0.94	1.19		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.74	—	—	0.82	0.82	—	—	—	—	0.82	18.56	4.62	(f)	124	1.78 (e)	1.65 (e)	1.65 (e)	0.03	(e)	—
Class R4	17.74	—	—	0.87	0.87	—	—	—	—	0.87	18.61	4.90	(f)	732	1.40 (e)	1.35 (e)	1.35 (e)	(0.01	)(e)	—
Class R5	17.74	0.12	—	0.80	0.92	—	—	—	—	0.92	18.66	5.19	(f)	11	1.17 (e)	1.05 (e)	1.05 (e)	0.75	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of	Ratio of	Ratio of
														Expenses	Expenses	Expenses
														to Average	to Average	to Average
				Net										Net Assets	Net Assets	Net Assets
				Realized						Net				Before	After	After	Ratio of
				and			Distributions			Increase				Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total	Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)	(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford Value Opportunities Fund — (continued)
For the Year Ended October 31, 2006 (h)
Class A	$15.56	$0.09	$—	$3.11	$3.20	$—	$(0.50)	$—	$(0.50)	$2.70	$18.26	21.12%	$111,324	1.52%	1.40%	1.40%	0.51%	57%
Class B	14.56	(0.03)	—	2.89	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.21	18,271	2.38	2.12	2.12	(0.20)	—
Class C	14.56	(0.04)	—	2.90	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.20	22,466	2.22	2.15	2.15	(0.24)	—
Class L	15.58	0.12	—	3.11	3.23	(0.02)	(0.50)	—	(0.52)	2.71	18.29	21.31	32,983	1.23	1.23	1.23	0.68	—
Class Y	15.74	0.15	—	3.15	3.30	(0.06)	(0.50)	—	(0.56)	2.74	18.48	21.55	102,915	1.00	1.00	1.00	0.90	—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	17.12	0.01	—	1.14	1.15	—	—	—	—	1.15	18.27	6.72 (f)	12	1.38 (e)	1.15 (e)	1.15 (e)	0.12 (e)	—
For the Year Ended October 31, 2005
Class A	14.06	0.03	—	1.47	1.50	—	—	—	—	1.50	15.56	10.67	66,368	1.62	1.40	1.40	0.27	38
Class B	13.24	(0.05)	—	1.37	1.32	—	—	—	—	1.32	14.56	9.97	13,560	2.51	2.15	2.15	(0.47)	—
Class C	13.25	(0.05)	—	1.36	1.31	—	—	—	—	1.31	14.56	9.89	13,258	2.33	2.15	2.15	(0.47)	—
Class L	14.06	0.07	—	1.45	1.52	—	—	—	—	1.52	15.58	10.81	27,674	1.30	1.30	1.30	0.45	—
Class Y	14.17	0.05	—	1.52	1.57	—	—	—	—	1.57	15.74	11.08	95,974	1.07	1.07	1.07	0.55	—
For the Year Ended October 31, 2004
Class A	12.15	0.01	—	1.90	1.91	—	—	—	—	1.91	14.06	15.72	24,601	1.82	1.45	1.45	0.08	52
Class B	11.53	(0.06)	—	1.77	1.71	—	—	—	—	1.71	13.24	14.83	5,709	2.70	2.15	2.15	(0.64)	—
Class C	11.53	(0.06)	—	1.78	1.72	—	—	—	—	1.72	13.25	14.92	5,627	2.47	2.15	2.15	(0.64)	—
Class L	12.15	—	—	1.91	1.91	—	—	—	—	1.91	14.06	15.72	25,687	1.42	1.42	1.42	0.04	—
Class Y	12.22	0.01	—	1.94	1.95	—	—	—	—	1.95	14.17	15.96	10,101	1.16	1.16	1.16	0.34	—
For the Year Ended October 31, 2003
Class A	9.26	(0.01)	—	2.90	2.89	—	—	—	—	2.89	12.15	31.21	5,917	1.92	1.45	1.45	(0.10)	57
Class B	8.84	(0.04)	—	2.73	2.69	—	—	—	—	2.69	11.53	30.43	1,932	2.63	2.15	2.15	(0.80)	—
Class C	8.85	(0.04)	—	2.72	2.68	—	—	—	—	2.68	11.53	30.28	1,613	2.51	2.15	2.15	(0.81)	—
Class L	9.26	(0.01)	—	2.90	2.89	—	—	—	—	2.89	12.15	31.21	22,701	1.51	1.45	1.45	(0.11)	—
Class Y	9.30	0.01	—	2.91	2.92	—	—	—	—	2.92	12.22	31.40	1	1.33	1.25	1.25	0.08	—

(a)	Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See Note 3(d) for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.
(h)	Per share amounts have been calculated using average shares outstanding method.
(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3 (g).
(j)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(k)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(l)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(m)	Information presented below represents the calculation of financial highlights from the commencement of Fund.

															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford High Yield Municipal Bond Fund
From (commencement of operations) May 1, 2007, through October 31, 2007
Class A	$10.00	$0.20	$—	$(0.54)	$(0.34)	$(0.20)	$—	$—	$(0.20)	$(0.54)	$9.46	(3.41	)%(f)	$46,261	0.96	%(e)	0.23	%(e)	0.23	%(e)	4.72	%(e)	23%
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.70	(e)	0.93	(e)	0.93	(e)	4.00	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.74	(e)	0.98	(e)	0.98	(e)	4.12	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.76	(e)	—	(e)	—	(e)	5.11	(e)	—
The Hartford Strategic Income Fund
From (commencement of operations) May 15, 2007, through October 31, 2007
Class A	10.00	0.31	—	(0.26)	0.05	(0.30)	—	—	(0.30)	(0.25)	9.75	0.52	(i)	42,949	0.97	(e)	0.44	(e)	0.44	(e)	7.16	(e)	42%
Class B	10.00	0.27	—	(0.26)	0.01	(0.26)	—	—	(0.26)	(0.25)	9.75	0.20	(i)	2,644	1.73	(e)	1.21	(e)	1.21	(e)	6.45	(e)	—
Class C	10.00	0.27	—	(0.25)	0.02	(0.26)	—	—	(0.26)	(0.24)	9.76	0.30	(i)	17,275	1.78	(e)	1.25	(e)	1.25	(e)	6.48	(e)	—
Class I	10.00	0.31	—	(0.23)	0.08	(0.31)	—	—	(0.31)	(0.23)	9.77	0.82	(i)	11,212	0.79	(e)	0.26	(e)	0.26	(e)	7.49	(e)	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc. and
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Mutual Funds, Inc. (comprising, respectively, The Hartford Advisers Fund, The Hartford Balanced Allocation Fund, The Hartford Balanced Income Fund, The Hartford Capital Appreciation Fund, The Hartford Capital Appreciation II Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Disciplined Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Growth Allocation Fund, The Hartford Equity Income Fund, The Hartford Floating Rate Fund, The Hartford Fundamental Growth Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Growth Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Growth Allocation Fund, The Hartford High Yield Fund, The Hartford High Yield Municipal Bond Fund, The Hartford Income Allocation Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford LargeCap Growth Fund, The Hartford MidCap Fund, The Hartford MidCap Growth Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Retirement Income Fund, The Hartford Select MidCap Growth Fund, The Hartford Select MidCap Value Fund, The Hartford Select SmallCap Value Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford Stock Fund, The Hartford Strategic Income Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Tax-Free California Fund, The Hartford Tax-Free New York Fund, The Hartford Total Return Bond Fund, and The Hartford Value Fund) and The Hartford Mutual Funds II, Inc. (comprising, respectively, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund) (collectively, the “Funds”) as of October 31, 2007, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian, agent banks, or brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 14, 2007

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege, and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 61) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 67) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 62) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 65) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 62) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 60) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 49) Director since 2002
Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. from 2000 to 2007, as President of Hartford Life, Inc. from 2001 to 2007, and as Director of Hartford Life, Inc.’s Investment Products Division from 1998 to 2000.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited)  — (continued)

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (MF) and 2005 (MF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 39) Vice President since 2006
Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Product Management Group in the U.S. Wealth Management Division. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 49) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (age 48) AML Compliance Officer since 2005
Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

Thomas D. Jones, III (age 42) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 40) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 43) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 45) President since 20071
Mr. Walters currently serves as President of the U.S. Wealth Management Division and Co-Chief Operating Officer of Hartford Life. Mr. Walters previously served as Executive Vice President and Director of the Investment Products Division of Hartford Life. Mr. Walters is also Chief Executive Officer, Manager and President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

[1]	As of November 7, 2007

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICES AND VOTING RECORDS

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Income Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2008. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

		Other
		Direct
		Federal	Other
	U.S. Treasury*	Obligations*	Securities	Total	DRD**	QDI***	QII****	QSTGG****

Advisers Fund	11.28%	4.47%	84.25%	100.00%	54.67%	67.91%	59.05%
Balanced Allocation Fund					14.52%	23.80%	65.19%	100.00%
Balanced Income Fund					41.84%	46.20%	64.71%
Capital Appreciation Fund					24.61%	36.83%	16.00%	100.00%
Capital Appreciation II Fund					20.69%	36.12%		100.00%
Checks and Balances Fund					27.18%	31.63%	94.78%
Conservative Allocation Fund					9.72%	14.69%	78.96%	100.00%
Disciplined Equity Fund					79.89%	100.00%
Dividend and Growth Fund					85.95%	100.00%	7.51%	100.00%
Equity Growth Allocation Fund					53.10%	100.00%	10.89%
Equity Income Fund					100.00%	100.00%	5.84%	100.00%
Floating Rate Fund							100.00%
Global Communications Fund					15.53%	100.00%	1.50%
Global Financial Services Fund					78.96%	100.00%	12.25%
Global Growth Fund					12.67%	55.08%		100.00%
Global Health Fund					42.52%	86.05%		100.00%
Growth Allocation Fund					22.60%	39.26%	48.83%
Growth Opportunities Fund					17.72%	26.69%		100.00%
High Yield Fund							93.71%
Income Fund	8.10%	0.00%	91.90%	100.00%			92.36%
Income Allocation Fund	17.37%	0.15%	82.48%	100.00%			96.79%
Inflation Plus Fund	87.14%	0.00%	12.86%	100.00%			100.00%
International Growth Fund						25.65%	22.01%	100.00%
International Opportunities Fund						100.00%	6.41%
International Small Company Fund						19.70%	5.17%	100.00%
MidCap Fund					55.17%	60.99%		100.00%
MidCap Growth Fund					8.71%	17.76%		100.00%
MidCap Value Fund					36.82%	43.99%		100.00%
Money Market Fund							100.00%
Retirement Income Fund					1.28%	2.48%	92.82%
Select MidCap Growth Fund					15.40%	16.94%		100.00%
Select MidCap Value Fund					25.04%	25.88%		100.00%
Select SmallCap Value Fund					73.54%	73.54%	46.96%	100.00%
Short Duration Fund	7.46%	0.00%	92.54%	100.00%			100.00%
Stock Fund					45.07%	100.00%
Strategic Income Fund							92.32%
Target Retirement 2010 Fund					2.94%	5.09%	95.87%
Target Retirement 2020 Fund					6.64%	10.13%	91.25%	100.00%
Target Retirement 2030 Fund					10.95%	16.85%	100.00%	100.00%
Tax-Free Minnesota Fund								100.00%
Total Return Bond Fund	8.28%	1.03%	90.69%	100.00%			92.02%
U.S. Government Securities Fund	4.51%	2.68%	92.81%	100.00%			100.00%
Value Fund					79.25%	100.00%	12.80%	100.00%
Value Opportunities Fund					52.80%	71.93%	6.46%	100.00%

*	The income received from federal obligations.
**	Income distributions, taxable as dividend income which qualify for deduction by corporations.
***	For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate ordinary distributions declared as taxed at a maximum rate of 15%.
****	Applicable for non-resident foreign shareholders only. These are the percentages of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(K)(I)(C) (QII) and as short-term capital gain distributions under Internal Revenue Code Section 871(K)(2)(C) (QSTCG).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Income Tax Information (Unaudited) — (continued)

Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Foreign Tax Credit Pass-Through

The following Funds intend to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Funds to their shareholders as follows:
Global Communications Fund	$74
Global Financial Services Fund	65
Global Growth Fund	408
International Growth Fund	594
International Opportunities Fund	878
International Small Company Fund	367

Detailed below are the per share distributions made for the fiscal year ended October 31, 2007.

Fund	Class A	Class B	Class C	Class E	Class H	Class I	Class L	Class M	Class N	Class R3	Class R4	Class R5	Class Y	Class Z

Advisers Fund
Income	0.312	0.159	0.187							0.191	0.235	0.272	0.369
Long-Term Capital Gain	0.095	0.095	0.095							0.000	0.000	0.000	0.095

Total Distributions	0.407	0.254	0.282							0.191	0.235	0.272	0.464

Balanced Allocation Fund
Income	0.360	0.266	0.270			0.402				0.144	0.162	0.183
Short-Term Capital Gain	0.014	0.014	0.014			0.014				0.000	0.000	0.000
Long-Term Capital Gain	0.261	0.261	0.261			0.000				0.000	0.000	0.000

Total Distributions	0.635	0.541	0.545			0.416				0.144	0.162	0.183

Balanced Income Fund
Income	0.333	0.276	0.281										0.358

Capital Appreciation Fund
Income	0.130	0.000	0.000			0.401							0.317
Short-Term Capital Gain	1.093	1.093	1.093			1.093							1.093
Long-Term Capital Gain	1.943	1.943	1.943			1.943							1.943

Total Distributions	3.166	3.036	3.036			3.437							3.353

Capital Appreciation II Fund
Short-Term Capital Gain	0.253	0.253	0.253			0.253							0.253
Long-Term Capital Gain	0.055	0.055	0.055			0.055							0.055

Total Distributions	0.308	0.308	0.308			0.308							0.308

Checks and Balances Fund
Income	0.045	0.033	0.032

Conservative Allocation Fund
Income	0.378	0.303	0.303			0.420				0.201	0.226	0.244
Short-Term Capital Gain	0.027	0.027	0.027			0.027				0.000	0.000	0.000
Long-Term Capital Gain	0.262	0.262	0.262			0.262				0.000	0.000	0.000

Total Distributions	0.667	0.592	0.592			0.709				0.201	0.226	0.244

Disciplined Equity Fund
Income	0.099	0.014	0.008										0.102

Dividend and Growth Fund
Income	0.274	0.090	0.120			0.386				0.171	0.216	0.254	0.355
Short-Term Capital Gain	0.088	0.088	0.088			0.088				0.000	0.000	0.000	0.088
Long-Term Capital Gain	1.256	1.256	1.256			1.256				0.000	0.000	0.000	1.256

Total Distributions	1.618	1.434	1.464			1.730				0.171	0.216	0.254	1.699

Equity Growth Allocation Fund
Income	0.236	0.161	0.162			0.252
Long-Term Capital Gain	0.280	0.280	0.280			0.280

Total Distributions	0.516	0.441	0.442			0.532

Equity Income Fund
Income	0.264	0.143	0.161			0.327				0.167	0.202	0.233	0.330
Short-Term Capital Gain	0.020	0.020	0.020			0.020				0.000	0.000	0.000	0.020
Long-Term Capital Gain	0.520	0.520	0.520			0.520				0.000	0.000	0.000	0.520

Total Distributions	0.804	0.683	0.701			0.867				0.167	0.202	0.233	0.870

Floating Rate Fund
Income	0.670	0.591	0.596			0.700				0.529	0.551	0.568	0.699

Fund	Class A	Class B	Class C	Class E	Class H	Class I	Class L	Class M	Class N	Class R3	Class R4	Class R5	Class Y	Class Z

Global Communications Fund
Income	0.134	0.109	0.111										0.177
Long-Term Capital Gain	0.023	0.023	0.023										0.023

Total Distributions	0.157	0.132	0.134										0.200

Global Financial Services Fund
Income	0.111	0.025	0.040										0.147
Long-Term Capital Gain	0.852	0.852	0.852										0.852

Total Distributions	0.963	0.877	0.892										0.999

Global Growth Fund
Short-Term Capital Gain	0.400	0.400	0.400										0.400
Long-Term Capital Gain	0.582	0.582	0.582										0.582

Total Distributions	0.982	0.982	0.982										0.982

Global Health Fund
Short-Term Capital Gain	0.162	0.162	0.162			0.162							0.162
Long-Term Capital Gain	0.523	0.523	0.523			0.523							0.523

Total Distributions	0.685	0.685	0.685			0.685							0.685

Growth Allocation Fund
Income	0.237	0.166	0.170			0.304
Long-Term Capital Gain	0.275	0.275	0.275			0.275

Total Distributions	0.512	0.441	0.445			0.579

Growth Fund
Long-Term Capital Gain	1.301	1.301	1.301		1.301	1.301	1.301	1.301	1.301				1.301

Growth Opportunities Fund
Short-Term Capital Gain	0.623	0.623	0.623		0.623	0.623	0.623	0.623	0.623				0.623	0.623
Long-Term Capital Gain	1.495	1.495	1.495		1.495	1.495	1.495	1.495	1.495				1.495	1.495

Total Distributions	2.118	2.118	2.118		2.118	2.118	2.118	2.118	2.118				2.118	2.118

High Yield Fund
Income	0.581	0.520	0.526			0.253				0.465	0.485	0.502	0.607

High Yield Municipal Bond Fund
Income	0.201	0.170	0.170			0.211

Income Allocation Fund
Income	0.443	0.373	0.373			0.470				0.351	0.379	0.401

Income Fund
Income	0.571	0.494	0.496										0.600

Inflation Plus Fund
Income	0.378	0.326	0.326			0.395				0.350	0.367	0.384	0.396

International Growth Fund
Income	0.014	0.000	0.000			0.175							0.000
Short-Term Capital Gain	0.903	0.903	0.903			0.903							0.903
Long-Term Capital Gain	0.455	0.455	0.455			0.455							0.455

Total Distributions	1.372	1.358	1.358			1.533							1.358

International Opportunities Fund
Income	0.055	0.000	0.000										0.196
Long-Term Capital Gain	0.431	0.431	0.431										0.431

Total Distributions	0.486	0.431	0.431										0.627

International Small Company Fund
Income	0.153	0.079	0.058										0.189
Short-Term Capital Gain	1.191	1.191	1.191										1.191
Long-Term Capital Gain	0.813	0.813	0.813										0.813

Total Distributions	2.157	2.083	2.062										2.193

LargeCap Growth Fund
Income	0.013	0.006	0.006										0.016

MidCap Fund
Short-Term Capital Gain	0.354	0.354	0.354										0.354
Long-Term Capital Gain	3.666	3.666	3.666										3.666

Total Distributions	4.020	4.020	4.020										4.020

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Income Tax Information (Unaudited) — (continued)

Fund	Class A	Class B	Class C	Class E	Class H	Class I	Class L	Class M	Class N	Class R3	Class R4	Class R5	Class Y	Class Z

MidCap Growth Fund
Income	0.043	0.013	0.030										0.059
Short-Term Capital Gain	0.077	0.077	0.077										0.077

Total Distributions	0.120	0.090	0.107										0.136

MidCap Value Fund
Short-Term Capital Gain	0.456	0.456	0.456										0.456
Long-Term Capital Gain	1.451	1.451	1.451										1.451

Total Distributions	1.907	1.907	1.907										1.907

Retirement Income Fund
Income	0.340	0.266	0.266							0.207	0.229	0.253	0.368

Select MidCap Growth Fund
Short-Term Capital Gain	0.312	0.312	0.312										0.312
Long-Term Capital Gain	0.168	0.168	0.168										0.168

Total Distributions	0.480	0.480	0.480										0.480

Select MidCap Value Fund
Short-Term Capital Gain	0.411	0.411	0.411										0.411
Long-Term Capital Gain	0.093	0.093	0.093										0.093

Total Distributions	0.504	0.504	0.504										0.504

Select SmallCap Value Fund
Income	0.000	0.000	0.000										0.033
Short-Term Capital Gain	0.019	0.019	0.019										0.019
Long-Term Capital Gain	0.002	0.002	0.002										0.002

Total Distributions	0.021	0.021	0.021										0.054

Short Duration Fund
Income	0.439	0.364	0.364										0.465

Small Company Fund
Long-Term Capital Gain	1.870	1.870	1.870			1.870							1.870

Stock Fund
Income	0.097												0.196

Strategic Income Fund
Income	0.295	0.264	0.264			0.305							0.123

Target Retirement 2010 Fund
Income	0.276	0.210	0.207							0.125	0.155	0.170	0.301
Long-Term Capital Gain	0.001	0.001	0.001							0.000	0.000	0.000	0.001

Total Distributions	0.277	0.211	0.208							0.125	0.155	0.170	0.302

Target Retirement 2020 Fund
Income	0.240	0.148	0.157							0.071	0.103	0.120	0.264
Short-Term Capital Gain	0.033	0.033	0.033							0.000	0.000	0.000	0.033
Long-Term Capital Gain	0.009	0.009	0.009							0.000	0.000	0.000	0.009

Total Distributions	0.282	0.190	0.199							0.071	0.103	0.120	0.306

Target Retirement 2030 Fund
Income	0.132	0.083	0.095										0.127
Short-Term Capital Gain	0.003	0.003	0.003										0.003
Long-Term Capital Gain	0.002	0.002	0.002										0.002

Total Distributions	0.137	0.088	0.100										0.132

Tax-Free California Fund
Income	0.408	0.331	0.331

Tax-Free Minnesota Fund
Income	0.408	0.337	0.343	0.130	0.102		0.408	0.102	0.102				0.426
Short-Term Capital Gain	0.007	0.007	0.007	0.007	0.007		0.007	0.007	0.007				0.007
Long-Term Capital Gain	0.051	0.051	0.051	0.051	0.051		0.051	0.051	0.051				0.051

Total Distributions	0.466	0.395	0.401	0.188	0.160		0.466	0.160	0.160				0.484

Tax-Free National Fund
Income	0.462	0.380	0.380	0.149	0.111	0.208	0.461	0.114	0.117				0.482
Long-Term Capital Gain	0.032	0.032	0.032	0.032	0.032	0.000	0.032	0.032	0.032				0.032

Total Distributions	0.494	0.412	0.412	0.181	0.143	0.208	0.493	0.146	0.149				0.514

Fund	Class A	Class B	Class C	Class E	Class H	Class I	Class L	Class M	Class N	Class R3	Class R4	Class R5	Class Y	Class Z

Tax-Free New York Fund
Income	0.401	0.323	0.324
Long-Term Capital Gain	0.057	0.057	0.057

Total Distributions	0.458	0.380	0.381

Total Return Bond Fund
Income	0.495	0.417	0.416			0.537				0.392	0.414	0.432	0.467

U.S. Government Securities Fund
Income	0.441	0.375	0.372	0.140	0.111		0.477	0.111	0.112				0.455

Value Fund
Income	0.000	0.000	0.000										0.085
Short-Term Capital Gain	0.019	0.019	0.019										0.019
Long-Term Capital Gain	0.772	0.772	0.772										0.772

Total Distributions	0.791	0.791	0.791										0.876

Value Opportunities Fund
Income	0.144	0.041	0.081			0.317	0.141	0.009	0.025				0.000
Short-Term Capital Gain	0.379	0.379	0.379			0.379	0.379	0.379	0.379				0.379
Long-Term Capital Gain	1.142	1.142	1.142			1.142	1.142	1.142	1.142				1.142

Total Distributions	1.665	1.562	1.602			1.838	1.662	1.530	1.546				1.521

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Funds’ annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Advisers Fund
Class A	$1,000.00	$1,055.49	$5.54	$1,000.00	$1,019.81	$5.45	1.07%	184	365
Class B	$1,000.00	$1,050.90	$9.74	$1,000.00	$1,015.71	$9.57	1.88%	184	365
Class C	$1,000.00	$1,051.24	$9.09	$1,000.00	$1,016.34	$8.94	1.76%	184	365
Class R3	$1,000.00	$1,053.32	$7.15	$1,000.00	$1,018.24	$7.03	1.38%	184	365
Class R4	$1,000.00	$1,055.08	$5.28	$1,000.00	$1,020.07	$5.19	1.02%	184	365
Class R5	$1,000.00	$1,056.45	$4.04	$1,000.00	$1,021.28	$3.97	0.78%	184	365
Class Y	$1,000.00	$1,057.25	$3.19	$1,000.00	$1,022.11	$3.13	0.61%	184	365
The Hartford Balanced Allocation Fund
Class A	$1,000.00	$1,069.84	$2.87	$1,000.00	$1,022.43	$2.81	0.55%	184	365
Class B	$1,000.00	$1,065.88	$6.95	$1,000.00	$1,018.48	$6.79	1.33%	184	365
Class C	$1,000.00	$1,066.10	$6.76	$1,000.00	$1,018.66	$6.60	1.30%	184	365
Class I	$1,000.00	$1,071.52	$1.19	$1,000.00	$1,024.05	$1.17	0.23%	184	365
Class R3	$1,000.00	$1,068.76	$4.79	$1,000.00	$1,020.58	$4.68	0.92%	184	365
Class R4	$1,000.00	$1,070.20	$3.42	$1,000.00	$1,021.90	$3.34	0.66%	184	365
Class R5	$1,000.00	$1,071.18	$1.88	$1,000.00	$1,023.39	$1.84	0.36%	184	365
The Hartford Balanced Income Fund
Class A	$1,000.00	$1,024.79	$5.92	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class B	$1,000.00	$1,019.95	$10.19	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class C	$1,000.00	$1,020.10	$10.20	$1,000.00	$1,015.11	$10.17	2.00%	184	365
Class Y	$1,000.00	$1,026.34	$4.60	$1,000.00	$1,020.67	$4.58	0.90%	184	365

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Capital Appreciation Fund
Class A	$1,000.00	$1,171.62	$6.05	$1,000.00	$1,019.64	$5.62	1.10%	184	365
Class B	$1,000.00	$1,166.95	$10.40	$1,000.00	$1,015.60	$9.68	1.90%	184	365
Class C	$1,000.00	$1,167.50	$9.98	$1,000.00	$1,015.99	$9.28	1.83%	184	365
Class I	$1,000.00	$1,173.31	$4.29	$1,000.00	$1,021.26	$3.99	0.78%	184	365
Class R3	$1,000.00	$1,169.82	$7.85	$1,000.00	$1,017.97	$7.30	1.44%	184	365
Class R4	$1,000.00	$1,172.04	$6.23	$1,000.00	$1,019.47	$5.79	1.14%	184	365
Class R5	$1,000.00	$1,173.03	$4.64	$1,000.00	$1,020.94	$4.31	0.85%	184	365
Class Y	$1,000.00	$1,174.10	$3.91	$1,000.00	$1,021.61	$3.64	0.71%	184	365
The Hartford Capital Appreciation II Fund
Class A	$1,000.00	$1,167.36	$7.82	$1,000.00	$1,017.99	$7.28	1.43%	184	365
Class B	$1,000.00	$1,163.05	$12.48	$1,000.00	$1,013.66	$11.62	2.29%	184	365
Class C	$1,000.00	$1,163.41	$11.80	$1,000.00	$1,014.30	$10.98	2.16%	184	365
Class I	$1,000.00	$1,169.76	$6.05	$1,000.00	$1,019.63	$5.63	1.11%	184	365
Class R3	$1,000.00	$1,165.18	$10.31	$1,000.00	$1,015.69	$9.59	1.89%	184	365
Class R4	$1,000.00	$1,167.81	$7.77	$1,000.00	$1,018.04	$7.23	1.42%	184	365
Class R5	$1,000.00	$1,169.63	$6.64	$1,000.00	$1,019.08	$6.18	1.21%	184	365
Class Y	$1,000.00	$1,170.20	$5.52	$1,000.00	$1,020.12	$5.14	1.01%	184	365
The Hartford Checks and Balances Fund
Class A	$1,000.00	$1,055.60	$1.83	$1,000.00	$1,019.18	$1.80	0.43%	153	365
Class B	$1,000.00	$1,052.40	$5.37	$1,000.00	$1,015.73	$5.27	1.25%	153	365
Class C	$1,000.00	$1,052.30	$5.07	$1,000.00	$1,016.02	$4.98	1.18%	153	365
The Hartford Conservative Allocation Fund
Class A	$1,000.00	$1,048.74	$3.14	$1,000.00	$1,022.14	$3.10	0.61%	184	365
Class B	$1,000.00	$1,044.33	$6.62	$1,000.00	$1,018.73	$6.54	1.28%	184	365
Class C	$1,000.00	$1,045.29	$6.62	$1,000.00	$1,018.73	$6.54	1.28%	184	365
Class I	$1,000.00	$1,049.56	$1.42	$1,000.00	$1,023.82	$1.40	0.28%	184	365
Class R3	$1,000.00	$1,046.60	$5.28	$1,000.00	$1,020.05	$5.21	1.02%	184	365
Class R4	$1,000.00	$1,048.04	$3.85	$1,000.00	$1,021.45	$3.80	0.74%	184	365
Class R5	$1,000.00	$1,049.90	$2.44	$1,000.00	$1,022.83	$2.41	0.47%	184	365
The Hartford Disciplined Equity Fund
Class A	$1,000.00	$1,039.75	$7.20	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class B	$1,000.00	$1,036.60	$10.70	$1,000.00	$1,014.70	$10.58	2.08%	184	365
Class C	$1,000.00	$1,035.82	$10.66	$1,000.00	$1,014.73	$10.55	2.08%	184	365
Class R3	$1,000.00	$1,038.62	$8.48	$1,000.00	$1,016.88	$8.39	1.65%	184	365
Class R4	$1,000.00	$1,039.92	$6.89	$1,000.00	$1,018.45	$6.81	1.34%	184	365
Class R5	$1,000.00	$1,041.22	$5.42	$1,000.00	$1,019.90	$5.36	1.05%	184	365
Class Y	$1,000.00	$1,041.86	$4.51	$1,000.00	$1,020.78	$4.47	0.88%	184	365
The Hartford Dividend and Growth Fund
Class A	$1,000.00	$1,054.00	$5.58	$1,000.00	$1,019.77	$5.49	1.08%	184	365
Class B	$1,000.00	$1,049.45	$10.00	$1,000.00	$1,015.45	$9.83	1.94%	184	365
Class C	$1,000.00	$1,050.73	$9.37	$1,000.00	$1,016.07	$9.21	1.81%	184	365
Class I	$1,000.00	$1,056.38	$3.94	$1,000.00	$1,021.37	$3.88	0.76%	184	365
Class R3	$1,000.00	$1,052.52	$7.19	$1,000.00	$1,018.20	$7.07	1.39%	184	365
Class R4	$1,000.00	$1,054.25	$5.63	$1,000.00	$1,019.73	$5.53	1.09%	184	365
Class R5	$1,000.00	$1,055.68	$4.15	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class Y	$1,000.00	$1,056.27	$3.53	$1,000.00	$1,021.78	$3.47	0.68%	184	365
The Hartford Equity Growth Allocation Fund (1)
Class A	$1,000.00	$1,105.97	$3.74	$1,000.00	$1,021.65	$3.59	0.70%	184	365
Class B	$1,000.00	$1,102.36	$7.37	$1,000.00	$1,018.19	$7.08	1.39%	184	365
Class C	$1,000.00	$1,102.44	$7.37	$1,000.00	$1,018.19	$7.08	1.39%	184	365
Class I	$1,000.00	$1,108.03	$2.00	$1,000.00	$1,023.30	$1.92	0.38%	184	365
Class R3	$1,000.00	$1,105.41	$5.12	$1,000.00	$1,020.34	$4.91	0.97%	184	365
Class R4	$1,000.00	$1,106.69	$3.72	$1,000.00	$1,021.67	$3.57	0.70%	184	365
Class R5	$1,000.00	$1,107.95	$2.10	$1,000.00	$1,023.21	$2.02	0.40%	184	365

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Equity Income Fund
Class A	$1,000.00	$1,039.94	$5.77	$1,000.00	$1,019.55	$5.71	1.12%	184	365
Class B	$1,000.00	$1,035.64	$10.11	$1,000.00	$1,015.27	$10.01	1.97%	184	365
Class C	$1,000.00	$1,036.97	$9.44	$1,000.00	$1,015.94	$9.34	1.84%	184	365
Class I	$1,000.00	$1,041.65	$4.16	$1,000.00	$1,021.13	$4.12	0.81%	184	365
Class R3	$1,000.00	$1,038.28	$7.46	$1,000.00	$1,017.88	$7.39	1.45%	184	365
Class R4	$1,000.00	$1,040.63	$5.62	$1,000.00	$1,019.70	$5.56	1.09%	184	365
Class R5	$1,000.00	$1,041.34	$4.19	$1,000.00	$1,021.10	$4.15	0.81%	184	365
Class Y	$1,000.00	$1,042.43	$3.76	$1,000.00	$1,021.53	$3.72	0.73%	184	365
The Hartford Floating Rate Fund
Class A	$1,000.00	$997.62	$4.97	$1,000.00	$1,020.23	$5.03	0.99%	184	365
Class B	$1,000.00	$994.59	$8.79	$1,000.00	$1,016.39	$8.89	1.75%	184	365
Class C	$1,000.00	$993.75	$8.87	$1,000.00	$1,016.31	$8.97	1.76%	184	365
Class I	$1,000.00	$998.93	$3.66	$1,000.00	$1,021.55	$3.70	0.73%	184	365
Class R3	$1,000.00	$997.05	$6.25	$1,000.00	$1,018.95	$6.32	1.24%	184	365
Class R4	$1,000.00	$997.36	$5.03	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R5	$1,000.00	$1,000.30	$4.31	$1,000.00	$1,020.89	$4.36	0.86%	184	365
Class Y	$1,000.00	$999.03	$3.58	$1,000.00	$1,021.62	$3.62	0.71%	184	365
The Hartford Fundamental Growth Fund (2)
Class A	$1,000.00	$1,157.68	$7.89	$1,000.00	$1,017.89	$7.38	1.45%	184	365
Class B	$1,000.00	$1,153.18	$11.94	$1,000.00	$1,014.12	$11.17	2.20%	184	365
Class C	$1,000.00	$1,154.04	$11.77	$1,000.00	$1,014.28	$11.01	2.17%	184	365
Class Y	$1,000.00	$1,161.11	$5.27	$1,000.00	$1,020.33	$4.92	0.97%	184	365
The Hartford Global Communications Fund
Class A	$1,000.00	$1,207.69	$8.91	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class B	$1,000.00	$1,202.95	$12.92	$1,000.00	$1,013.48	$11.81	2.33%	184	365
Class C	$1,000.00	$1,202.04	$12.90	$1,000.00	$1,013.49	$11.79	2.32%	184	365
Class Y	$1,000.00	$1,210.13	$5.98	$1,000.00	$1,019.80	$5.46	1.07%	184	365
The Hartford Global Financial Services Fund
Class A	$1,000.00	$995.78	$8.05	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class B	$1,000.00	$992.84	$11.20	$1,000.00	$1,013.97	$11.32	2.23%	184	365
Class C	$1,000.00	$992.10	$11.80	$1,000.00	$1,013.36	$11.92	2.35%	184	365
Class Y	$1,000.00	$997.91	$5.82	$1,000.00	$1,019.38	$5.88	1.16%	184	365
The Hartford Global Growth Fund (3)
Class A	$1,000.00	$1,242.29	$8.33	$1,000.00	$1,017.77	$7.50	1.47%	184	365
Class B	$1,000.00	$1,237.11	$12.57	$1,000.00	$1,013.97	$11.32	2.23%	184	365
Class C	$1,000.00	$1,238.10	$12.00	$1,000.00	$1,014.48	$10.80	2.13%	184	365
Class R3	$1,000.00	$1,240.82	$9.04	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class R4	$1,000.00	$1,242.97	$7.34	$1,000.00	$1,018.66	$6.60	1.30%	184	365
Class R5	$1,000.00	$1,244.65	$5.64	$1,000.00	$1,020.18	$5.08	1.00%	184	365
Class Y	$1,000.00	$1,245.36	$5.03	$1,000.00	$1,020.72	$4.53	0.89%	184	365
The Hartford Global Health Fund
Class A	$1,000.00	$1,008.56	$7.10	$1,000.00	$1,018.14	$7.13	1.40%	184	365
Class B	$1,000.00	$1,003.41	$11.60	$1,000.00	$1,013.63	$11.66	2.30%	184	365
Class C	$1,000.00	$1,004.54	$10.83	$1,000.00	$1,014.40	$10.89	2.14%	184	365
Class I	$1,000.00	$1,009.58	$5.50	$1,000.00	$1,019.73	$5.53	1.09%	184	365
Class R3	$1,000.00	$1,006.16	$8.70	$1,000.00	$1,016.54	$8.74	1.72%	184	365
Class R4	$1,000.00	$1,008.72	$7.08	$1,000.00	$1,018.16	$7.11	1.40%	184	365
Class R5	$1,000.00	$1,009.74	$5.67	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class Y	$1,000.00	$1,010.75	$4.82	$1,000.00	$1,020.41	$4.85	0.95%	184	365
The Hartford Global Technology Fund
Class A	$1,000.00	$1,183.31	$8.02	$1,000.00	$1,017.85	$7.42	1.46%	184	365
Class B	$1,000.00	$1,181.03	$11.52	$1,000.00	$1,014.64	$10.64	2.10%	184	365
Class C	$1,000.00	$1,179.93	$12.84	$1,000.00	$1,013.42	$11.86	2.34%	184	365
Class Y	$1,000.00	$1,186.31	$6.05	$1,000.00	$1,019.67	$5.59	1.10%	184	365

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Growth Allocation Fund
Class A	$1,000.00	$1,096.75	$3.16	$1,000.00	$1,022.19	$3.05	0.60%	184	365
Class B	$1,000.00	$1,091.95	$7.09	$1,000.00	$1,018.43	$6.84	1.34%	184	365
Class C	$1,000.00	$1,092.78	$7.04	$1,000.00	$1,018.48	$6.79	1.33%	184	365
Class I	$1,000.00	$1,098.56	$1.25	$1,000.00	$1,024.01	$1.21	0.24%	184	365
Class R3	$1,000.00	$1,094.63	$4.90	$1,000.00	$1,020.52	$4.73	0.93%	184	365
Class R4	$1,000.00	$1,096.75	$3.46	$1,000.00	$1,021.90	$3.34	0.65%	184	365
Class R5	$1,000.00	$1,098.19	$2.00	$1,000.00	$1,023.30	$1.93	0.38%	184	365
The Hartford Growth Fund
Class A	$1,000.00	$1,165.66	$6.84	$1,000.00	$1,018.89	$6.38	1.25%	184	365
Class B	$1,000.00	$1,161.72	$11.36	$1,000.00	$1,014.69	$10.59	2.09%	184	365
Class C	$1,000.00	$1,161.84	$10.67	$1,000.00	$1,015.33	$9.95	1.96%	184	365
Class I	$1,000.00	$1,166.94	$4.82	$1,000.00	$1,020.75	$4.50	0.88%	184	365
Class L	$1,000.00	$1,168.04	$5.62	$1,000.00	$1,020.02	$5.24	1.03%	184	365
Class R3	$1,000.00	$1,164.26	$8.46	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class R4	$1,000.00	$1,166.22	$6.33	$1,000.00	$1,019.37	$5.90	1.16%	184	365
Class R5	$1,000.00	$1,167.65	$4.79	$1,000.00	$1,020.79	$4.46	0.88%	184	365
Class Y	$1,000.00	$1,168.62	$4.36	$1,000.00	$1,021.19	$4.06	0.80%	184	365
The Hartford Growth Opportunities Fund
Class A	$1,000.00	$1,229.58	$7.62	$1,000.00	$1,018.37	$6.90	1.36%	184	365
Class B	$1,000.00	$1,224.54	$11.95	$1,000.00	$1,014.46	$10.82	2.13%	184	365
Class C	$1,000.00	$1,225.60	$10.95	$1,000.00	$1,015.37	$9.91	1.95%	184	365
Class I	$1,000.00	$1,231.33	$4.80	$1,000.00	$1,020.90	$4.35	0.85%	184	365
Class L	$1,000.00	$1,232.03	$5.78	$1,000.00	$1,020.03	$5.23	1.03%	184	365
Class R3	$1,000.00	$1,228.21	$8.81	$1,000.00	$1,017.30	$7.97	1.57%	184	365
Class R4	$1,000.00	$1,231.76	$6.89	$1,000.00	$1,019.03	$6.23	1.23%	184	365
Class R5	$1,000.00	$1,232.09	$5.10	$1,000.00	$1,020.64	$4.61	0.91%	184	365
Class Y	$1,000.00	$1,232.96	$4.48	$1,000.00	$1,021.19	$4.06	0.80%	184	365
The Hartford High Yield Fund
Class A	$1,000.00	$997.82	$5.84	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class B	$1,000.00	$995.26	$9.55	$1,000.00	$1,015.64	$9.65	1.90%	184	365
Class C	$1,000.00	$994.35	$9.28	$1,000.00	$1,015.90	$9.38	1.85%	184	365
Class I	$1,000.00	$1,000.51	$3.18	$1,000.00	$1,017.78	$3.20	0.76%	153	365
Class R3	$1,000.00	$996.65	$7.08	$1,000.00	$1,018.11	$7.16	1.41%	184	365
Class R4	$1,000.00	$998.14	$5.57	$1,000.00	$1,019.63	$5.63	1.11%	184	365
Class R5	$1,000.00	$999.38	$4.31	$1,000.00	$1,020.90	$4.35	0.85%	184	365
Class Y	$1,000.00	$1,001.35	$3.48	$1,000.00	$1,021.73	$3.52	0.69%	184	365
The Hartford High Yield Municipal Bond Fund
Class A	$1,000.00	$965.90	$1.04	$1,000.00	$1,019.90	$1.06	0.25%	153	365
Class B	$1,000.00	$962.90	$4.13	$1,000.00	$1,016.75	$4.24	1.00%	153	365
Class C	$1,000.00	$962.90	$4.16	$1,000.00	$1,016.72	$4.27	1.01%	153	365
Class I	$1,000.00	$967.90	$0.00	$1,000.00	$1,020.96	$0.00	0.00%	153	365
The Hartford Income Allocation Fund
Class A	$1,000.00	$1,015.49	$2.94	$1,000.00	$1,022.29	$2.95	0.58%	184	365
Class B	$1,000.00	$1,010.94	$6.48	$1,000.00	$1,018.76	$6.51	1.28%	184	365
Class C	$1,000.00	$1,011.96	$6.49	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class I	$1,000.00	$1,016.78	$1.68	$1,000.00	$1,023.54	$1.68	0.33%	184	365
Class R3	$1,000.00	$1,013.47	$4.92	$1,000.00	$1,020.32	$4.93	0.97%	184	365
Class R4	$1,000.00	$1,014.31	$3.44	$1,000.00	$1,021.79	$3.45	0.68%	184	365
Class R5	$1,000.00	$1,016.56	$1.88	$1,000.00	$1,023.35	$1.88	0.37%	184	365
The Hartford Income Fund
Class A	$1,000.00	$1,003.73	$4.79	$1,000.00	$1,020.42	$4.83	0.95%	184	365
Class B	$1,000.00	$999.94	$8.57	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class C	$1,000.00	$999.92	$8.57	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class Y	$1,000.00	$1,004.13	$3.49	$1,000.00	$1,021.72	$3.52	0.69%	184	365

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Inflation Plus Fund
Class A	$1,000.00	$1,041.30	$4.37	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,036.53	$8.21	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class C	$1,000.00	$1,036.56	$8.21	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class I	$1,000.00	$1,042.48	$2.98	$1,000.00	$1,022.28	$2.96	0.58%	184	365
Class R3	$1,000.00	$1,039.24	$6.42	$1,000.00	$1,018.91	$6.35	1.25%	184	365
Class R4	$1,000.00	$1,039.53	$5.16	$1,000.00	$1,020.15	$5.11	1.00%	184	365
Class R5	$1,000.00	$1,041.75	$3.75	$1,000.00	$1,021.54	$3.71	0.73%	184	365
Class Y	$1,000.00	$1,042.52	$2.71	$1,000.00	$1,022.55	$2.69	0.53%	184	365
The Hartford International Growth Fund (4)
Class A	$1,000.00	$1,231.62	$8.35	$1,000.00	$1,017.72	$7.55	1.48%	184	365
Class B	$1,000.00	$1,225.76	$13.20	$1,000.00	$1,013.34	$11.94	2.35%	184	365
Class C	$1,000.00	$1,227.12	$12.32	$1,000.00	$1,014.14	$11.14	2.19%	184	365
Class I	$1,000.00	$1,232.94	$6.20	$1,000.00	$1,019.65	$5.61	1.10%	184	365
Class R3	$1,000.00	$1,229.39	$10.23	$1,000.00	$1,016.03	$9.25	1.82%	184	365
Class R4	$1,000.00	$1,231.65	$7.93	$1,000.00	$1,018.10	$7.17	1.41%	184	365
Class R5	$1,000.00	$1,234.06	$6.26	$1,000.00	$1,019.60	$5.66	1.11%	184	365
Class Y	$1,000.00	$1,234.39	$6.01	$1,000.00	$1,019.83	$5.43	1.07%	184	365
The Hartford International Opportunities Fund
Class A	$1,000.00	$1,215.96	$8.35	$1,000.00	$1,017.67	$7.60	1.50%	184	365
Class B	$1,000.00	$1,211.44	$12.27	$1,000.00	$1,014.11	$11.17	2.20%	184	365
Class C	$1,000.00	$1,211.54	$12.37	$1,000.00	$1,014.02	$11.26	2.22%	184	365
Class R3	$1,000.00	$1,214.91	$9.28	$1,000.00	$1,016.83	$8.45	1.66%	184	365
Class R4	$1,000.00	$1,216.85	$7.50	$1,000.00	$1,018.44	$6.83	1.34%	184	365
Class R5	$1,000.00	$1,218.78	$5.81	$1,000.00	$1,019.97	$5.29	1.04%	184	365
Class Y	$1,000.00	$1,219.09	$5.40	$1,000.00	$1,020.33	$4.92	0.97%	184	365
The Hartford International Small Company Fund
Class A	$1,000.00	$1,084.39	$7.83	$1,000.00	$1,017.69	$7.58	1.49%	184	365
Class B	$1,000.00	$1,079.65	$11.99	$1,000.00	$1,013.67	$11.61	2.29%	184	365
Class C	$1,000.00	$1,079.92	$11.74	$1,000.00	$1,013.92	$11.37	2.24%	184	365
Class I	$1,000.00	$1,086.20	$5.25	$1,000.00	$1,015.92	$5.07	1.20%	153	365
Class Y	$1,000.00	$1,086.90	$5.36	$1,000.00	$1,020.07	$5.19	1.02%	184	365
The Hartford LargeCap Growth Fund
Class A	$1,000.00	$1,053.28	$5.24	$1,000.00	$1,020.10	$5.16	1.01%	184	365
Class B	$1,000.00	$1,047.66	$9.98	$1,000.00	$1,015.46	$9.82	1.93%	184	365
Class C	$1,000.00	$1,047.66	$9.79	$1,000.00	$1,015.64	$9.64	1.90%	184	365
Class Y	$1,000.00	$1,053.18	$4.40	$1,000.00	$1,020.92	$4.33	0.85%	184	365
The Hartford MidCap Fund
Class A	$1,000.00	$1,094.42	$6.37	$1,000.00	$1,019.12	$6.14	1.21%	184	365
Class B	$1,000.00	$1,089.97	$10.36	$1,000.00	$1,015.29	$9.99	1.97%	184	365
Class C	$1,000.00	$1,090.75	$9.95	$1,000.00	$1,015.68	$9.60	1.89%	184	365
Class Y	$1,000.00	$1,096.53	$4.13	$1,000.00	$1,021.27	$3.98	0.78%	184	365
The Hartford MidCap Growth Fund
Class A	$1,000.00	$1,047.77	$6.26	$1,000.00	$1,019.09	$6.17	1.21%	184	365
Class B	$1,000.00	$1,041.57	$11.29	$1,000.00	$1,014.14	$11.14	2.19%	184	365
Class C	$1,000.00	$1,042.43	$10.66	$1,000.00	$1,014.76	$10.52	2.07%	184	365
Class Y	$1,000.00	$1,049.32	$4.69	$1,000.00	$1,020.63	$4.62	0.91%	184	365
The Hartford MidCap Value Fund
Class A	$1,000.00	$1,007.49	$7.01	$1,000.00	$1,018.22	$7.05	1.39%	184	365
Class B	$1,000.00	$1,003.60	$10.85	$1,000.00	$1,014.37	$10.91	2.15%	184	365
Class C	$1,000.00	$1,003.59	$10.49	$1,000.00	$1,014.74	$10.55	2.08%	184	365
Class Y	$1,000.00	$1,009.84	$4.60	$1,000.00	$1,020.63	$4.63	0.91%	184	365
The Hartford Money Market Fund
Class A	$1,000.00	$1,022.28	$4.84	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$1,018.43	$8.65	$1,000.00	$1,016.63	$8.65	1.70%	184	365
Class C	$1,000.00	$1,018.51	$8.57	$1,000.00	$1,016.72	$8.56	1.68%	184	365
Class R3	$1,000.00	$1,020.98	$6.11	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R4	$1,000.00	$1,023.10	$4.59	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class R5	$1,000.00	$1,024.24	$3.06	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class Y	$1,000.00	$1,024.27	$2.84	$1,000.00	$1,022.40	$2.84	0.56%	184	365

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Retirement Income Fund
Class A	$1,000.00	$1,039.02	$2.41	$1,000.00	$1,022.84	$2.39	0.47%	184	365
Class B	$1,000.00	$1,035.10	$6.18	$1,000.00	$1,019.13	$6.13	1.21%	184	365
Class C	$1,000.00	$1,035.19	$6.19	$1,000.00	$1,019.12	$6.14	1.21%	184	365
Class R3	$1,000.00	$1,036.99	$4.38	$1,000.00	$1,020.90	$4.35	0.85%	184	365
Class R4	$1,000.00	$1,038.61	$2.95	$1,000.00	$1,022.31	$2.93	0.58%	184	365
Class R5	$1,000.00	$1,040.13	$1.30	$1,000.00	$1,023.93	$1.29	0.25%	184	365
Class Y	$1,000.00	$1,040.53	$0.79	$1,000.00	$1,024.43	$0.79	0.15%	184	365
The Hartford Select MidCap Growth Fund
Class A	$1,000.00	$1,046.88	$6.97	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$1,044.28	$9.90	$1,000.00	$1,015.52	$9.76	1.92%	184	365
Class C	$1,000.00	$1,043.55	$10.82	$1,000.00	$1,014.62	$10.67	2.10%	184	365
Class Y	$1,000.00	$1,049.71	$4.91	$1,000.00	$1,020.42	$4.84	0.95%	184	365
The Hartford Select MidCap Value Fund
Class A	$1,000.00	$908.89	$6.25	$1,000.00	$1,018.66	$6.61	1.30%	184	365
Class B	$1,000.00	$906.06	$9.47	$1,000.00	$1,015.27	$10.01	1.97%	184	365
Class C	$1,000.00	$905.30	$9.84	$1,000.00	$1,014.88	$10.41	2.05%	184	365
Class Y	$1,000.00	$910.51	$3.86	$1,000.00	$1,021.17	$4.08	0.80%	184	365
The Hartford Select SmallCap Value Fund
Class A	$1,000.00	$994.94	$7.29	$1,000.00	$1,017.90	$7.37	1.45%	184	365
Class B	$1,000.00	$989.80	$12.20	$1,000.00	$1,012.95	$12.34	2.43%	184	365
Class C	$1,000.00	$989.81	$12.12	$1,000.00	$1,013.03	$12.26	2.42%	184	365
Class Y	$1,000.00	$996.62	$5.87	$1,000.00	$1,019.32	$5.94	1.17%	184	365
The Hartford Short Duration Fund
Class A	$1,000.00	$1,014.48	$4.57	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class B	$1,000.00	$1,010.65	$8.36	$1,000.00	$1,016.89	$8.38	1.65%	184	365
Class C	$1,000.00	$1,010.65	$8.35	$1,000.00	$1,016.90	$8.38	1.65%	184	365
Class Y	$1,000.00	$1,015.83	$3.26	$1,000.00	$1,021.97	$3.27	0.64%	184	365
The Hartford Small Company Fund
Class A	$1,000.00	$1,092.94	$7.39	$1,000.00	$1,018.14	$7.13	1.40%	184	365
Class B	$1,000.00	$1,088.87	$11.23	$1,000.00	$1,014.46	$10.83	2.13%	184	365
Class C	$1,000.00	$1,088.78	$11.33	$1,000.00	$1,014.36	$10.92	2.15%	184	365
Class I	$1,000.00	$1,094.52	$6.00	$1,000.00	$1,019.47	$5.79	1.14%	184	365
Class R3	$1,000.00	$1,091.25	$8.69	$1,000.00	$1,016.90	$8.38	1.65%	184	365
Class R4	$1,000.00	$1,093.71	$7.07	$1,000.00	$1,018.46	$6.81	1.34%	184	365
Class R5	$1,000.00	$1,094.86	$5.54	$1,000.00	$1,019.92	$5.34	1.05%	184	365
Class Y	$1,000.00	$1,095.66	$4.82	$1,000.00	$1,020.60	$4.65	0.91%	184	365
The Hartford SmallCap Growth Fund
Class A	$1,000.00	$997.92	$6.99	$1,000.00	$1,018.21	$7.06	1.39%	184	365
Class B	$1,000.00	$994.68	$10.09	$1,000.00	$1,015.09	$10.20	2.01%	184	365
Class C	$1,000.00	$994.34	$10.79	$1,000.00	$1,014.39	$10.90	2.15%	184	365
Class I	$1,000.00	$999.41	$6.01	$1,000.00	$1,019.20	$6.07	1.19%	184	365
Class L	$1,000.00	$998.81	$5.90	$1,000.00	$1,019.30	$5.96	1.17%	184	365
Class R3	$1,000.00	$996.50	$8.33	$1,000.00	$1,016.86	$8.42	1.66%	184	365
Class R4	$1,000.00	$998.25	$6.91	$1,000.00	$1,018.29	$6.98	1.37%	184	365
Class R5	$1,000.00	$999.71	$5.32	$1,000.00	$1,019.89	$5.37	1.05%	184	365
Class Y	$1,000.00	$1,000.58	$4.93	$1,000.00	$1,020.28	$4.97	0.98%	184	365
The Hartford Stock Fund
Class A	$1,000.00	$1,065.77	$6.66	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class B	$1,000.00	$1,061.27	$10.82	$1,000.00	$1,014.71	$10.57	2.08%	184	365
Class C	$1,000.00	$1,061.69	$10.15	$1,000.00	$1,015.36	$9.92	1.95%	184	365
Class R3	$1,000.00	$1,064.54	$7.84	$1,000.00	$1,017.61	$7.66	1.51%	184	365
Class R4	$1,000.00	$1,066.14	$6.18	$1,000.00	$1,019.22	$6.04	1.19%	184	365
Class R5	$1,000.00	$1,067.75	$4.72	$1,000.00	$1,020.64	$4.62	0.91%	184	365
Class Y	$1,000.00	$1,068.56	$3.90	$1,000.00	$1,021.43	$3.81	0.75%	184	365

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford Strategic Income Fund
Class A	$1,000.00	$1,015.30	$1.97	$1,000.00	$1,019.00	$1.98	0.47%	153	365
Class B	$1,000.00	$1,012.10	$5.31	$1,000.00	$1,015.68	$5.32	1.26%	153	365
Class C	$1,000.00	$1,013.10	$5.33	$1,000.00	$1,015.67	$5.33	1.26%	153	365
Class I	$1,000.00	$1,018.40	$1.13	$1,000.00	$1,019.84	$1.13	0.27%	153	365
Class Y	$1,000.00	$1,032.80	$0.41	$1,000.00	$1,007.96	$0.40	0.24%	61	365
The Hartford Target Retirement 2010 Fund
Class A	$1,000.00	$1,066.73	$2.65	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class B	$1,000.00	$1,061.85	$6.55	$1,000.00	$1,018.85	$6.41	1.26%	184	365
Class C	$1,000.00	$1,063.07	$6.56	$1,000.00	$1,018.85	$6.42	1.26%	184	365
Class R3	$1,000.00	$1,064.62	$4.73	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class R4	$1,000.00	$1,066.92	$3.25	$1,000.00	$1,022.06	$3.18	0.62%	184	365
Class R5	$1,000.00	$1,067.70	$1.61	$1,000.00	$1,023.65	$1.58	0.31%	184	365
Class Y	$1,000.00	$1,068.18	$1.09	$1,000.00	$1,024.15	$1.07	0.21%	184	365
The Hartford Target Retirement 2020 Fund
Class A	$1,000.00	$1,066.34	$2.71	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class B	$1,000.00	$1,062.01	$7.01	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class C	$1,000.00	$1,062.59	$6.61	$1,000.00	$1,018.80	$6.47	1.27%	184	365
Class R3	$1,000.00	$1,064.14	$4.78	$1,000.00	$1,020.57	$4.68	0.92%	184	365
Class R4	$1,000.00	$1,066.42	$3.29	$1,000.00	$1,022.02	$3.22	0.63%	184	365
Class R5	$1,000.00	$1,067.23	$1.66	$1,000.00	$1,023.60	$1.63	0.32%	184	365
Class Y	$1,000.00	$1,067.65	$1.14	$1,000.00	$1,024.10	$1.12	0.22%	184	365
The Hartford Target Retirement 2030 Fund
Class A	$1,000.00	$1,086.57	$2.89	$1,000.00	$1,022.43	$2.81	0.55%	184	365
Class B	$1,000.00	$1,083.50	$5.94	$1,000.00	$1,019.50	$5.76	1.13%	184	365
Class C	$1,000.00	$1,081.43	$6.75	$1,000.00	$1,018.72	$6.55	1.29%	184	365
Class R3	$1,000.00	$1,084.75	$4.99	$1,000.00	$1,020.42	$4.83	0.95%	184	365
Class R4	$1,000.00	$1,086.65	$3.50	$1,000.00	$1,021.85	$3.39	0.67%	184	365
Class R5	$1,000.00	$1,087.56	$1.84	$1,000.00	$1,023.45	$1.78	0.35%	184	365
Class Y	$1,000.00	$1,088.47	$1.31	$1,000.00	$1,023.95	$1.27	0.25%	184	365
The Hartford Tax-Free California Fund
Class A	$1,000.00	$984.42	$4.25	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$980.69	$7.99	$1,000.00	$1,017.14	$8.14	1.60%	184	365
Class C	$1,000.00	$980.72	$7.98	$1,000.00	$1,017.15	$8.12	1.60%	184	365
The Hartford Tax-Free Minnesota Fund
Class A	$1,000.00	$995.14	$4.27	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$991.41	$8.03	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class C	$1,000.00	$990.42	$8.01	$1,000.00	$1,017.16	$8.12	1.60%	184	365
Class L	$1,000.00	$994.93	$4.52	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$995.81	$3.57	$1,000.00	$1,021.62	$3.62	0.71%	184	365
The Hartford Tax-Free National Fund
Class A	$1,000.00	$987.17	$4.26	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$983.36	$7.99	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class C	$1,000.00	$983.39	$8.00	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class I	$1,000.00	$989.98	$2.58	$1,000.00	$1,018.36	$2.62	0.62%	153	365
Class L	$1,000.00	$987.29	$4.09	$1,000.00	$1,021.09	$4.16	0.82%	184	365
Class Y	$1,000.00	$988.28	$3.08	$1,000.00	$1,022.10	$3.14	0.62%	184	365
The Hartford Tax-Free New York Fund
Class A	$1,000.00	$991.60	$4.26	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$987.85	$8.01	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class C	$1,000.00	$987.86	$8.01	$1,000.00	$1,017.14	$8.13	1.60%	184	365
The Hartford Total Return Bond Fund
Class A	$1,000.00	$1,012.03	$5.07	$1,000.00	$1,020.17	$5.09	1.00%	184	365
Class B	$1,000.00	$1,009.24	$8.86	$1,000.00	$1,016.39	$8.89	1.75%	184	365
Class C	$1,000.00	$1,009.15	$8.86	$1,000.00	$1,016.39	$8.89	1.75%	184	365
Class I	$1,000.00	$1,013.62	$3.73	$1,000.00	$1,021.50	$3.74	0.73%	184	365
Class R3	$1,000.00	$1,011.61	$6.37	$1,000.00	$1,018.87	$6.40	1.26%	184	365
Class R4	$1,000.00	$1,013.83	$5.08	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R5	$1,000.00	$1,013.90	$3.93	$1,000.00	$1,021.30	$3.94	0.77%	184	365
Class Y	$1,000.00	$1,013.87	$3.14	$1,000.00	$1,022.09	$3.15	0.62%	184	365

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2007	Account	Account	April 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2007	October 31, 2007	October 31, 2007	April 30, 2007	October 31, 2007	October 31, 2007	ratio	1/2 year	full year
The Hartford U.S. Government Securities Fund
Class A	$1,000.00	$1,007.28	$5.06	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class B	$1,000.00	$1,003.74	$8.59	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class C	$1,000.00	$1,003.53	$8.84	$1,000.00	$1,016.38	$8.90	1.75%	184	365
Class L	$1,000.00	$1,007.68	$4.53	$1,000.00	$1,020.70	$4.56	0.89%	184	365
Class Y	$1,000.00	$1,009.94	$3.36	$1,000.00	$1,021.87	$3.38	0.66%	184	365
The Hartford Value Fund
Class A	$1,000.00	$1,057.63	$6.94	$1,000.00	$1,018.46	$6.81	1.34%	184	365
Class B	$1,000.00	$1,053.52	$11.19	$1,000.00	$1,014.31	$10.98	2.16%	184	365
Class C	$1,000.00	$1,053.52	$10.90	$1,000.00	$1,014.59	$10.69	2.11%	184	365
Class I	$1,000.00	$1,059.13	$4.35	$1,000.00	$1,016.73	$4.26	1.01%	153	365
Class R3	$1,000.00	$1,055.81	$8.58	$1,000.00	$1,016.86	$8.42	1.66%	184	365
Class R4	$1,000.00	$1,057.27	$6.97	$1,000.00	$1,018.43	$6.84	1.34%	184	365
Class R5	$1,000.00	$1,058.69	$5.47	$1,000.00	$1,019.89	$5.37	1.05%	184	365
Class Y	$1,000.00	$1,059.40	$4.72	$1,000.00	$1,020.62	$4.63	0.91%	184	365
The Hartford Value Opportunities Fund
Class A	$1,000.00	$980.65	$6.99	$1,000.00	$1,018.14	$7.13	1.40%	184	365
Class B	$1,000.00	$977.25	$10.60	$1,000.00	$1,014.48	$10.80	2.13%	184	365
Class C	$1,000.00	$977.19	$10.72	$1,000.00	$1,014.36	$10.93	2.15%	184	365
Class I	$1,000.00	$981.77	$5.81	$1,000.00	$1,019.34	$5.92	1.16%	184	365
Class L	$1,000.00	$982.66	$6.15	$1,000.00	$1,019.01	$6.26	1.23%	184	365
Class R3	$1,000.00	$979.42	$8.43	$1,000.00	$1,016.69	$8.59	1.69%	184	365
Class R4	$1,000.00	$981.02	$6.89	$1,000.00	$1,018.25	$7.02	1.38%	184	365
Class R5	$1,000.00	$982.62	$5.27	$1,000.00	$1,019.88	$5.37	1.06%	184	365
Class Y	$1,000.00	$982.17	$4.89	$1,000.00	$1,020.27	$4.98	0.98%	184	365

(1)	Formerly known as The Hartford Aggressive Growth Allocation Fund.
(2)	Formerly known as The Hartford Focus Fund.
(3)	Formerly known as The Hartford Global Leaders Fund.
(4)	Formerly known as The Hartford International Capital Appreciation Fund.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Shareholder Meeting Results (Unaudited)

The following proposals were addressed and approved during the period. *Indicates that the proposal was addressed at a special meeting of shareholders held on June 26, 2007. **Indicates that the proposal was addressed at a subsequent adjourned special meeting of shareholders held on July 24, 2007.

1.	Proposal to approve a sub-advisory agreement between HIFSCO, the investment manager of The Hartford Equity Growth Allocation Fund, and Hartford Investment Management Company (“Hartford Investment Management”), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Equity Growth Allocation Fund and manage such Fund’s assets.

Fund Name	For	Against	Abstain

The Hartford Equity Growth Allocation Fund**	8,757,899.842	120,451.328	359,965.547

2.	Proposal to approve a sub-advisory agreement between HIFSCO, the investment manager of The Hartford Growth Allocation Fund, and Hartford Investment Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Growth Allocation Fund and manage such Fund’s assets.

Fund Name	For	Against	Abstain

The Hartford Growth Allocation Fund**	28,380,387.456	530,895.996	1,303,477.833

3.	Proposal to approve a sub-advisory agreement between HIFSCO, the investment manager of The Hartford Balanced Allocation Fund, and Hartford Investment Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Balanced Allocation Fund and manage such Fund’s assets.

Fund Name	For	Against	Abstain

The Hartford Balanced Allocation Fund*	33,439,194.182	680,663.464	1,383,864.265

4.	Proposal to approve a sub-advisory agreement between HIFSCO, the investment manager of The Hartford Conservative Allocation Fund, and Hartford Investment Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Conservative Allocation Fund and manage such Fund’s assets.

Fund Name	For	Against	Abstain

The Hartford Conservative Allocation Fund*	7,630,549.848	159,361.635	338,249.461

5.	Proposal to approve a sub-advisory agreement between HIFSCO, the investment manager of The Hartford Income Allocation Fund, and Hartford Investment Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Income Allocation Fund and manage such Fund’s assets.

Fund Name	For	Against	Abstain

The Hartford Income Allocation Fund*	2,279,144.929	24,483.966	70,246.378

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements, after an initial two-year period.

At a meeting held on August 7-8, 2007, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with Hartford Investment Financial Services, LLC (“HIFSCO”) and the investment sub-advisory agreements between HIFSCO and each Fund’s respective sub-adviser(s) (“sub-advisers,” and together with HIFSCO, “advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP (collectively, the “agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2007 and August 7-8, 2007. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers, and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“peer funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HIFSCO agreed to reduce fees and shareholder expenses for a number of Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure for each Fund was fair and reasonable and that continuation of the agreements was in the best interest of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and the advisers’ organizational structure, systems and personnel. The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser’s compliance policies and procedures, their compliance history, and a report from the Funds’ Chief Compliance Officer on each adviser’s compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the agreements, HIFSCO is responsible for the management of each Fund, including overseeing fund operations and service providers, and provides administrative services to the Funds as well as investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered that HIFSCO or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HIFSCO’s affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HIFSCO and each of the sub-advisers.

Performance of the Funds, HIFSCO, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing each Fund’s short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HIFSCO) and discussions with portfolio managers and other representatives of the sub-advisers at Board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

The Board considered HIFSCO’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board considered

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited) — (continued)

actions HIFSCO has taken to address performance. In particular, the Board noted the advisers initiatives over the course of the year to change portfolio managers with respect to certain Funds in order to address performance.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory, and that it had continued confidence in HIFSCO’s and the sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability of HIFSCO and the Sub-Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Funds and HIFSCO’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board considered the fact that HIFSCO has subsidized certain of the Funds’ fees and total operating expenses through expense limitations and voluntary fee waivers. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Board noted that HIFSCO represented that the profitability information was calculated using the same methodology used by HIFSCO in 2006, a methodology which had been refined in 2006 as part of an independent third party review.

With respect to those Funds which are sub-advised by Hartford Investment Management, an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-advisers’ profitability with respect to the Funds, the Board considered primarily HIFSCO’s and the sub-advisers’ representations that HIFSCO had negotiated the sub-advisory fees at arm’s length, and the sub-advisers’ representations that the fees charged to HIFSCO were comparable to fees charged by the sub-advisers’ to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the sub-advisers, and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HIFSCO and each sub-adviser relating to the management and sub-advisory fees, and total operating expenses, for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the fees for each Fund. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

The Board particularly considered HIFSCO’s agreement to (i) permanently reduce the contractual management fee with respect to certain Funds; (ii) remove or revise the voluntary management fee waiver with respect to certain Funds; and (iii) revise or continue the voluntary expense caps with respect to certain share classes for certain Funds. In its deliberations, the Board gave significant weight to each Fund’s overall expense ratio, net of these revisions. HIFSCO agreed to the following fee revisions, each effective November 1, 2007:

Management Fee

•	Money Market Fund and U.S. Government Securities Fund: 5 basis point (“bps”) permanent management fee reduction at the first breakpoint.

•	Income Fund and Short Duration Fund: 5 bps permanent management fee reduction at each breakpoint.

•	Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund: 10 bps permanent management fee reduction at the first breakpoint.

•	Equity Income Fund: 5 basis point permanent management fee reduction at the first breakpoint and the management fee waiver revised from 10 bps to 5 bps.

•	High Yield Fund: 5 basis point permanent management fee reduction at the first breakpoint and the voluntary management fee waiver of 20 bps removed.

•	Inflation Plus Fund: 5 bps permanent management fee reduction at each breakpoint and the voluntary management fee waiver of 10 bps is removed.

•	Stock Fund: 5 basis point permanent management fee reduction at the first breakpoint and the voluntary management fee waiver of 5 bps removed.

•	Tax-Free Minnesota Fund: Permanent management fee reduction at each breakpoint resulting in an overall effective reduction of 17 bps and the voluntary management fee waiver of 15 bps is removed.

•	Tax-Free National Fund: Permanent management fee reduction at each breakpoint resulting in an overall effective reduction of 18 bps and the voluntary management fee waiver of 15 bps is removed.

Voluntary Total Operating Expense Caps:  HIFSCO agreed to continue or revise the voluntary total operating expense caps in varying amounts for the following Funds (or classes within a fund): Advisers Fund, Balanced Allocation Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Conservative Allocation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Growth Allocation Fund, Equity Income Fund, Floating Rate Fund, Fundamental Growth Fund (formerly Focus Fund), Global Communication Fund, Global Financial Services Fund, Global Growth Fund (formerly Global Leaders Fund), Global Health Fund, Global Technology Fund, Growth Fund, Growth Allocation Fund, Growth Opportunities Fund, High Yield Fund, Income Fund, Income Allocation Fund, Inflation Plus Fund, International Growth Fund (formerly International Capital Appreciation Fund), International Opportunities Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Money Market Fund, Retirement Income Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Stock

Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale are being shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board considered that Hartford Life had agreed to implement a new fund accounting services fee structure for the Funds with breakpoints. Based upon estimated expense information, this change will result in savings to Hartford-sponsored funds of approximately $250,000 per year.

The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HASCO. The Board noted, in this regard, that HASCO is a recognized leader in providing high quality services to Fund shareholders, and has received four consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the per-account fees charged by HASCO to the Funds are reasonable and in line with industry standards. The Board particularly considered that HASCO has agreed, effective November 1, 2007, to reduce the voluntary transfer agent fee cap from 35 bps to 30 bps for each Fund and to reduce the aggregate transfer agent fees depending on the type of account. Based upon estimated expense information, these reductions will result in savings to Hartford-sponsored retail funds of approximately $4.2 million in 2008.

The Board also considered that, as principal underwriter of the Funds, HIFSCO receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the sub-advisers that the sub-advisers would not be making any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family and to combine holdings in other Funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Hartford Checks and Balances Fund
(For purposes of this section, the term “Fund” shall refer only to The Hartford Checks and Balances Fund)

At a meeting held on February 7, 2007, the Board of Directors, including each of the Independent Directors, unanimously voted to approve the investment management agreement between the Fund and HIFSCO (the “Agreement”). In this regard, the Board reviewed written responses from HIFSCO to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received an in-person presentation about the Fund and the proposed investment strategy by representatives of HIFSCO at the Committee’s February 6, 2007 meeting.

In determining to approve the Agreement, the Board determined that the Agreement was fair and reasonable and in the best interests of the Fund and its shareholders. In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by HIFSCO. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and HIFSCO’s organizational structure, systems and personnel. The Board also considered HIFSCO’s reputation and overall financial strength.

With respect to the day-to-day portfolio management services to be provided by HIFSCO, the Investment Committee met with Vernon Meyers, who oversees HIFSCO’s Investment Oversight Committee. The Board considered its past experiences with HIFSCO with respect to the services the firm has provided to other Hartford-sponsored funds in the past, including HIFSCO’s management and monitoring of the funds’ sub-advisers, the quality of HIFSCO’s communications with the Board, the compliance structure and systems established by HIFSCO, and the firm’s responsiveness to Board inquiries. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO.

Performance of HIFSCO

The Board considered the investment performance. As the Fund is a new mutual fund, there was no performance history for the Board to review. However, the Board considered information from HIFSCO on the process to be used for allocating assets among underlying Hartford-sponsored funds, including information about the investment performance of the underlying funds. The Board considered that the Fund seeks it investment goal through investment in a combination of Hartford-sponsored funds: Capital Appreciation Fund, Dividend and Growth Fund, and Total Return Bond Fund. The Board noted that the Fund will not be actively managed but will instead utilize daily cash flows to keep allocations among the underlying Hartford-sponsored funds at one-third each. In this regard, since the underlying funds have been in existence and have their own track record, HIFSCO presented information showing the Fund’s hypothetical historic investment performance over a ten year period versus an appropriate benchmark.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO has the capability of providing satisfactory investment performance for the Fund.

Cost of Services and Profitability of HIFSCO

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed advisory fee schedule and considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s profitability, the Board considered that initially HIFSCO will provide subsidies to the Fund in the form of caps on operating expenses of the Fund, and that future profitability to HIFSCO would depend on the growth of assets under management. The Board considered the Fund’s estimated acquired fund fees and expenses. In this regard, the Board noted that the cost differential of investing through the Fund versus directly in underlying funds was not significant. The Board also considered that HIFSCO will not be paid a management fee for its services to the Fund. The Board concluded that the profits anticipated to be realized by HIFSCO, and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO relating to the management fees and total operating expenses for the Fund. The Board noted that HIFSCO will not be paid a management fee for its services to the Fund. HIFSCO also referenced information comparing the Fund’s management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper. In considering the reasonableness of the Fund’s fees and total expense ratios, the Board particularly considered that according to the information provided by Lipper, the proposed expenses for the Fund would be below the average expenses of its peer group at all asset levels. Based on these considerations, the Board concluded that the Fund’s fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund’s investors. The Board considered HIFSCO’s representations that HIFSCO will not realize economies of scale as the Fund grows in assets, but that the underlying funds will benefit from increased scale which will in turn benefit shareholders in the Fund. The Board considered the potential impact on the breakpoint schedules of underlying funds that may benefit from investments by the Fund. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors.

Other Benefits

The Board considered other benefits to HIFSCO and its affiliates from their relationships with the Fund. The Board also considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board also considered that the following companies, which are affiliates of HIFSCO and Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

•	HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

•	Hartford Life Insurance Company provides fund accounting and administration services to the Fund and receives a fee from the Fund for these services.

•	HASCO, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

The Hartford High Yield Municipal Fund
(For purposes of this section, the term “Fund” shall refer only to The Hartford High Yield Municipal Fund)

At a meeting held on February 7, 2007, the Board of Directors, including each of the Independent Directors, unanimously voted to approve the investment management agreement between the Fund and HIFSCO, and the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management (collectively, the “Agreements”). In advance of the February meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received an in-person presentation about the Fund and the proposed investment strategy by representatives of HIFSCO and the Fund’s proposed portfolio management team.

In determining to approve the Agreements, the Board concluded that the Agreements, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Hartford Investment Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Hartford Investment Management’s reputation and overall financial strength, noting Hartford Investment Management’s reputation as a fixed income manager and the Board’s past experience with Hartford Investment Management as sub-adviser for other Hartford-sponsored funds.

The Board considered the representations from the Fund’s and Hartford Investment Management’s respective Chief Compliance Officers that the written compliance policies and procedures of the Fund, HIFSCO and Hartford Investment Management are reasonably designed to prevent violation of the federal securities laws. In addition, the Board considered their representations that the proposed Fund will not cause material changes in the current compliance program.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Investment Committee met with Charles Grande, a member of the proposed portfolio team. The Board considered Hartford Investment Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO is responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

Performance of HIFSCO and the Sub-Adviser

The Board considered the investment performance of Hartford Investment Management and its portfolio management team. As Hartford Investment Management did not have a performance track record with respect to an investment strategy substantially similar to the strategy of the Fund, HIFSCO and Hartford Investment Management presented information regarding the performance record of another Hartford-sponsored municipal bond fund managed by Mr. Grande and Mr. Bade. HIFSCO and Hartford Investment Management also provided additional information about the broad range of the portfolio management team’s investment experience and about their investment philosophy and process.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Hartford Investment Management have the capability of providing satisfactory investment performance for the Fund.

Cost of Services and Profitability of HIFSCO and the Sub-Adviser

The Board reviewed information regarding HIFSCO’s and the Hartford Investment Management’s cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed Advisory and Sub-Advisory fee schedules and considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s profitability, the Board considered that initially HIFSCO will provide subsidies to the Fund in the form of caps on operating expenses of the

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited) — (continued)

Fund, and that future profitability to HIFSCO and Hartford Investment Management would depend on the growth of assets under management. The Board considered that HIFSCO agreed to waive its management fee for the Fund’s first year of operation and that Hartford Investment Management will manage the Fund at cost. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and the Sub-Adviser

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates and the sub-advisory fee that HIFSCO will pay Hartford Investment Management. In this regard, HIFSCO referenced information comparing the Fund’s management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper. In considering the reasonableness of the Fund’s fees and total expense ratios, the Board particularly considered that according to the information provided by Lipper, the proposed management fee for the Fund would be below the average management fee of its peer group at all asset levels. Based on these considerations, the Board concluded that the Fund’s management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund’s investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representations that the Fund could be expected to achieve some economies, and that certain costs incurred will decline as assets in the Fund grow. With respect to economies of scale, the Board considered the breakpoints in the Fund’s sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other funds in the Fund’s peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to HIFSCO and Hartford Investment Management from their relationships with the Fund. The Board also considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board also considered that the following companies, which are affiliates of HIFSCO and Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

•	HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

•	Hartford Life Insurance Company provides fund accounting and administration services to the Fund and receives a fee from the Fund for these services.

•	HASCO, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

The Hartford Strategic Income Fund
(For purposes of this section, the term “Fund” shall refer only to The Hartford Strategic Income Fund)

At a meeting held on February 7, 2007, the Board of Directors, including each of the Independent Directors, unanimously voted to approve the investment management agreement between the Fund and HIFSCO, and the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management (collectively, the “Agreements”). In advance of the February meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received an in-person presentation about the Fund and the proposed investment strategy by representatives of HIFSCO and the Fund’s proposed portfolio management team.

In determining to approve the Agreements, the Board concluded that the Agreements, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Hartford Investment Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Hartford Investment Management’s reputation and overall financial strength, noting Hartford Investment Management’s reputation as a fixed income manager and the Board’s past experience with Hartford Investment Management as sub-adviser for other Hartford-sponsored funds.

The Board considered the representations from the Fund’s and Hartford Investment Management’s respective Chief Compliance Officers that the written compliance policies and procedures of the Fund, HIFSCO and Hartford Investment Management are reasonably designed to prevent violation of the federal securities laws. In addition, the Board considered their representations that the proposed Fund will not cause material changes in the current compliance program.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Investment Committee met with Nasri Toutoungi and Michael Gray, members of the proposed portfolio management team. The Board considered Hartford Investment Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO is responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

Performance of HIFSCO and the Sub-Adviser

The Board considered the investment performance of Hartford Investment Management and its portfolio management team. As Hartford Investment Management did not have a performance track record with respect to an investment strategy substantially similar to the strategy of the Fund, HIFSCO and Hartford Investment Management presented information regarding the performance record of several Hartford-sponsored fixed income funds managed by members of the Fund’s portfolio management team. The Board noted that the investment strategies for these funds are somewhat similar to the proposed Fund in that they invest in many of the same fixed income sectors. This information included a report from HIFSCO showing the prior performance of these Hartford-sponsored fixed income funds versus the performance of an appropriate benchmark and peer group. HIFSCO and Hartford Investment Management also provided additional information about the broad range of the portfolio management team’s investment experience and about their investment philosophy and process.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Hartford Investment Management have the capability of providing satisfactory investment performance for the Fund.

Cost of Services and Profitability of HIFSCO and the Sub-Adviser

The Board reviewed information regarding HIFSCO’s and the Hartford Investment Management’s cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed Advisory and Sub-Advisory fee schedules and considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s profitability, the Board considered that initially HIFSCO will provide subsidies to the Fund in the form of caps on operating expenses of the Fund, and that future profitability to HIFSCO and Hartford Investment Management would depend on the growth of assets under management. The Board also considered that HIFSCO has agreed to waive its management fee for the Fund’s first year of operation and that Hartford Investment Management will manage the Fund at cost. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and the Sub-Adviser

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates and the sub-advisory fee that HIFSCO will pay Hartford Investment Management. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund’s management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper, as being in the multi-sector income category. In considering the reasonableness of the Fund’s fees and total expense ratios, the Board particularly considered that according to the information provided by Lipper, the Fund’s estimated expenses (excluding 12b-1 fees) would be below the average expenses of its peer group at all asset levels. Based on these considerations, the Board concluded that the Fund’s management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund’s investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representations that the Fund could be expected to achieve some economies, and that certain costs incurred will decline as assets in the Fund grow. With respect to economies of scale, the Board considered the breakpoints in the Fund’s sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other funds in the Fund’s peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to HIFSCO and Hartford Investment Management from their relationships with the Fund. The Board considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board also considered that the following companies, which are affiliates of HIFSCO and Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

•	HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited) — (continued)

•	Hartford Life Insurance Company provides fund accounting and administration services to the Fund and receives a fee from the Fund for these services.

•	HASCO, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Income Allocation Fund
(For purposes of this section, each of The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Income Allocation Fund shall be referred to as the “Fund and collectively, the “Funds.”

At a meeting held on February 7, 2007, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement between HIFSCO and Hartford Investment Management (the “Agreement”) with respect to the Funds. In advance of the February meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”).

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser to each Fund, was fair and reasonable and in the best interests of the Fund and its shareholders. In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to each Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management’s organizational structure, systems and personnel. The Board considered Hartford Investment Management’s reputation and overall financial strength. The Board considered the resources committed by Hartford Investment Management, and Hartford Investment Management’s past experience managing asset allocation funds. The Board noted that Hartford Investment Management administers the asset allocation program for the Hartford-sponsored retirement funds. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Hartford Investment Management.

Performance

The Board considered the investment performance of each Fund. The Board considered that each Fund will be managed by the same portfolio management team, and that the investment strategies and processes the portfolio management team employs will not change. In this regard, the Board considered and reviewed the performance of each Fund since the Fund’s inception in May 2004. Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for each Fund.

Costs of the Services and Profitability of HIFSCO and Hartford Investment Management

The Board reviewed information regarding HIFSCO’s and Hartford Investment Management’s costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered HIFSCO representations that the current levels of profitability was fair, based on the nature and quality of services provided to shareholders. The Board noted that Hartford Investment Management would be compensated at cost using the same methodology currently used for other Hartford-sponsored funds sub-advised by Hartford Investment Management. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and Hartford Investment Management

The Board considered information with respect to the investment management fees to be paid by each Fund to HIFSCO and its affiliates and the sub-advisory fee that HIFSCO will pay Hartford Investment Management. The Board considered the representations of HIFSCO that the current advisory fee schedule would remain in effect and that the overall expenses for each Fund was not expected to change. The Board took into account fee and expense information provided to them with respect to the approval of the investment advisory agreements between the Funds and HIFSCO at the August 1-2, 2006 Board meeting, and HIFSCO’s representations that they did not believe any material changes would occur in regard to fees and expenses as a result of the appointment of Hartford Investment Management as sub-adviser to the Funds. Based on these considerations, the Board concluded that each Fund’s management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered representations from HIFSCO that each Fund could be expected to achieve some economies, and that certain costs incurred will decline as assets in each Fund grows. The Board took into account information concerning economies of scale provided to them with respect to the approval of the investment advisory agreements between the Funds and HIFSCO at the August 1-2, 2006 Board meeting, and the representations of HIFSCO that there will be no material change to economies of scale as a result the appointment of Hartford Investment Management as sub-adviser to the Funds. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and economies of scale as part of its future annual review of advisory agreements.

Other Benefits

The Board considered other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board also considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board considered the representations of HIFSCO that HIFSCO and its affiliates do not derive any direct or indirect benefits through their relationships with each Fund other than the receipt of the advisory fee. The Board also considered that the following companies, which are affiliates of HIFSCO and Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

•	HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

•	Hartford Life Insurance Company provides fund accounting and administration services to the Fund and receives a fee from the Fund for these services.

•	HASCO, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: $779,875 for the fiscal year ended October 31, 2006; $898,600 for the fiscal year ended October 31, 2007.

(b)	Audit Related Fees: $24,722 for the fiscal year ended October 31, 2006; $24,917 for the fiscal year ended October 31, 2007. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $147,400 for the fiscal year ended October 31, 2006; $175,200 for the fiscal year ended October 31, 2007.

(d)	All Other Fees: $0 for the fiscal year ended October 31, 2006; $0 for the fiscal year ended October 31, 2007.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended October 31, 2007, were attributed to work performed by persons other than the principal accountant’s full-time employees.

(g)	Non-Audit Fees: $701,085 for the fiscal year ended October 31, 2006; $1,006,128 for the fiscal year ended October 31, 2007.

(h)	N/A

Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments.
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approval Policies and Procedures

12(a)(3) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b) Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.
Date: December 18, 2007	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 18, 2007	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: December 18, 2007	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a	)(1)	Code of Ethics

	12(a	)(2)	Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a	)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12	(b)	Section 906 certification of principal executive officer and principal financial officer